UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2003

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Asset Allocation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	8.19%	-0.05%
Class T (incl. 3.50% sales charge)	10.33%	0.14%
Class B (incl. contingent deferred sales charge)B	8.72%	-0.02%
Class C (incl. contingent deferred sales charge)C	12.85%	0.40%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

A healthier economy led to improved equity market performance but tempered investment-grade bonds somewhat for the year ending November 30, 2003. Early signs of an economic recovery were seen when gross domestic product (GDP) surprised on the upside in the first two quarters of 2003. Other stimuli included a June interest rate cut by the Federal Reserve Board, federal tax incentives and a boom in mortgage refinancing. GDP grew 8.2% in the third quarter, its highest jump since 1984. For the 12 months overall, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%. Meanwhile, despite a challenging second half, the Lehman Brothers® Aggregate Bond Index rose 5.18%. Corporates had a solid year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 9.65%. Treasuries - the highest-quality bond sector - returned only 3.98%. Heavy home refinancing activity hampered mortgage securities, while problems at two major government-sponsored enterprises hurt agency bonds. Still, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes climbed 3.85% and 3.04%, respectively.

During the past year, the fund's Class A, Class T, Class B and Class C shares gained 14.79%, 14.33%, 13.72% and 13.85%, respectively, while the Fidelity Advisor Asset Allocation Composite Index and the LipperSM Flexible Portfolio Funds Average rose 12.07% and 13.66%, respectively. My asset allocation decisions largely drove the fund's results. After underweighting equities early in the first quarter of 2003 as they retreated, I shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Increasing our emphasis on high-yield securities last fall further boosted returns as that market rebounded sharply. The fund's equities topped the S&P 500® due to strong stock selection. Our aggressive positioning in consumer durables and telecommunication services contributed, led by such homebuilders as Lennar and KB Home, and wireless provider Nextel. Conversely, underweighting technology stocks detracted, as did a poor pick in retailing, Kohl's. In fixed-income, we benefited from beaten-down corporate bonds that staged big recoveries, helping our high-yield holdings soundly outpace the Lehman Brothers index. An overweighting in government bonds curbed results in the investment-grade subportfolio, while the cash portion of the fund topped its benchmark.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	4.4	1.5
UnitedHealth Group, Inc.	3.6	3.5
Johnson & Johnson	3.5	2.1
First Data Corp.	3.1	3.4
Clear Channel Communications, Inc.	3.0	3.4
American International Group, Inc.	2.9	3.5
Microsoft Corp.	1.9	2.1
Lennar Corp. Class A	1.8	0.9
HealthSouth Corp.	1.7	0.1
Bank of America Corp.	1.7	0.9
	27.6
Market Sectors as of November 30, 2003
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.6	19.5
Health Care	13.0	11.5
Financials	12.2	13.6
Information Technology	10.1	8.8
Telecommunication Services	6.2	3.7
Industrials	3.7	4.9
Consumer Staples	2.6	3.4
Energy	2.3	2.5
Materials	1.8	1.1
Utilities	0.0	0.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stock class 74%		Stock class 72%
	Bond class 17%		Bond class 20%
	Short-term class 9%		Short-term class 8%
* Foreign investments	4%	** Foreign investments	4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 67.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.2%
Gentex Corp.	6,800	$ 286,552
Hotels, Restaurants & Leisure - 0.6%
Applebee's International, Inc.	18,900	731,619
Red Robin Gourmet Burgers, Inc. (a)	600	16,152
		747,771
Household Durables - 6.9%
Beazer Homes USA, Inc.	12,017	1,282,334
Centex Corp.	3,300	361,020
D.R. Horton, Inc.	18,800	821,560
Harman International Industries, Inc.	2,100	286,167
KB Home	29,300	2,018,184
Leggett & Platt, Inc.	3,700	75,258
Lennar Corp.:
Class A	24,400	2,388,760
Class B	1,280	119,347
Mohawk Industries, Inc. (a)	165	11,893
Ryland Group, Inc.	17,400	1,603,410
		8,967,933
Media - 5.0%
Clear Channel Communications, Inc.	93,757	3,919,980
EchoStar Communications Corp. Class A (a)	1,400	48,272
Radio One, Inc.:
Class A (a)	40,970	719,433
Class D (non-vtg.) (a)	66,344	1,160,357
Viacom, Inc.:
Class A	4,300	169,291
Class B (non-vtg.)	11,700	460,044
		6,477,377
Multiline Retail - 0.9%
Barneys, Inc. warrants 4/1/08 (a)	30	300
Kohl's Corp. (a)	24,900	1,203,168
		1,203,468
Specialty Retail - 1.9%
AutoZone, Inc. (a)	1,000	95,660
Foot Locker, Inc.	8,020	177,242
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	56,900	$ 2,091,644
TJX Companies, Inc.	4,100	92,619
		2,457,165
TOTAL CONSUMER DISCRETIONARY		20,140,266
CONSUMER STAPLES - 2.6%
Beverages - 1.0%
The Coca-Cola Co.	27,600	1,283,400
Food & Staples Retailing - 1.1%
Safeway, Inc. (a)	12,300	255,225
Wal-Mart Stores, Inc.	19,770	1,100,003
		1,355,228
Food Products - 0.2%
Dean Foods Co. (a)	7,750	254,278
Personal Products - 0.3%
Avon Products, Inc.	6,370	436,345
TOTAL CONSUMER STAPLES		3,329,251
ENERGY - 2.3%
Energy Equipment & Services - 2.3%
BJ Services Co. (a)	6,600	210,474
ENSCO International, Inc.	10,400	263,120
GlobalSantaFe Corp.	4,800	103,200
Nabors Industries Ltd. (a)	8,500	315,520
Noble Corp. (a)	8,100	280,098
Pride International, Inc. (a)	27,200	433,840
Rowan Companies, Inc. (a)	18,800	397,996
Smith International, Inc. (a)	13,300	499,282
Weatherford International Ltd. (a)	13,370	438,269
		2,941,799
FINANCIALS - 12.2%
Capital Markets - 0.7%
Merrill Lynch & Co., Inc.	7,200	408,600
Morgan Stanley	9,500	525,160
		933,760
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 2.9%
Bank of America Corp.	28,200	$ 2,127,126
Bank One Corp.	22,100	958,256
M&T Bank Corp.	7,100	666,477
		3,751,859
Consumer Finance - 0.7%
MBNA Corp.	32,800	804,256
SLM Corp.	3,300	122,529
		926,785
Diversified Financial Services - 1.5%
Citigroup, Inc.	40,686	1,913,869
Insurance - 4.4%
AFLAC, Inc.	55,160	1,984,105
American International Group, Inc.	63,867	3,701,093
		5,685,198
Thrifts & Mortgage Finance - 2.0%
Fannie Mae	15,550	1,088,500
Freddie Mac	21,250	1,156,425
Golden West Financial Corp., Delaware	3,700	373,330
		2,618,255
TOTAL FINANCIALS		15,829,726
HEALTH CARE - 13.0%
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	12,800	356,096
Medtronic, Inc.	12,700	574,040
St. Jude Medical, Inc. (a)	11,100	703,074
		1,633,210
Health Care Providers & Services - 5.5%
HealthSouth Corp. (a)	546,820	2,291,176
Laboratory Corp. of America Holdings (a)	3,800	137,256
Lincare Holdings, Inc. (a)	4,200	125,286
UnitedHealth Group, Inc.	86,400	4,656,960
		7,210,678
Pharmaceuticals - 6.2%
Forest Laboratories, Inc. (a)	3,300	180,312
Johnson & Johnson	91,000	4,485,390
Merck & Co., Inc.	24,700	1,002,820
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	56,032	$ 1,879,874
Schering-Plough Corp.	28,400	455,820
		8,004,216
TOTAL HEALTH CARE		16,848,104
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	19,300	886,642
United Technologies Corp.	3,000	257,100
		1,143,742
Building Products - 0.1%
American Standard Companies, Inc. (a)	1,500	149,550
Industrial Conglomerates - 1.9%
3M Co.	6,800	537,472
General Electric Co.	42,470	1,217,615
Tyco International Ltd.	34,782	798,247
		2,553,334
Road & Rail - 0.8%
Canadian National Railway Co.	17,050	1,014,036
TOTAL INDUSTRIALS		4,860,662
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 1.0%
Avici Systems, Inc. (a)	6,000	51,600
Corvis Corp. (a)	53,000	76,850
Motorola, Inc.	83,400	1,170,936
		1,299,386
Computers & Peripherals - 1.7%
Dell, Inc. (a)	38,800	1,338,600
Seagate Technology	27,600	545,100
Western Digital Corp. (a)	30,600	380,664
		2,264,364
Internet Software & Services - 0.3%
EarthLink, Inc. (a)	39,500	379,200
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 4.7%
Affiliated Computer Services, Inc. Class A (a)	40,200	$ 2,015,628
First Data Corp.	106,400	4,027,240
		6,042,868
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. (a)	5,300	95,294
Exar Corp. (a)	5,000	96,950
Lam Research Corp. (a)	4,900	156,800
National Semiconductor Corp. (a)	2,100	93,912
		442,956
Software - 2.1%
Amdocs Ltd. (a)	7,300	182,646
Microsoft Corp.	96,560	2,481,592
		2,664,238
TOTAL INFORMATION TECHNOLOGY		13,093,012
MATERIALS - 1.8%
Metals & Mining - 1.8%
Alcan, Inc.	30,700	1,303,306
Kinross Gold Corp. (a)	29,800	263,725
Newmont Mining Corp. Holding Co.	2,000	96,280
Nucor Corp.	8,900	499,379
Phelps Dodge Corp. (a)	3,500	222,880
		2,385,570
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 1.8%
Citizens Communications Co. (a)	38,600	419,196
NTL, Inc. (a)	29,108	1,896,677
		2,315,873
Wireless Telecommunication Services - 4.4%
Nextel Communications, Inc. Class A (a)	228,400	5,785,356
TOTAL TELECOMMUNICATION SERVICES		8,101,229
TOTAL COMMON STOCKS (Cost $78,147,037)		87,529,619
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	285	$ 30,068
Series H, 11.75%	295	30,975
		61,043
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Chevy Chase Bank FSB Series C, 8.00%	500	14,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $71,687)		75,043
Corporate Bonds - 11.7%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	$ 122,000	120,780
Nonconvertible Bonds - 11.6%
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.2%
Dana Corp.:
6.5% 3/1/09	30,000	30,150
10.125% 3/15/10	25,000	28,375
Navistar International Corp. 8% 2/1/08	35,000	35,788
Stoneridge, Inc. 11.5% 5/1/12	55,000	63,800
Tenneco Automotive, Inc. 11.625% 10/15/09	80,000	84,000
United Components, Inc. 9.375% 6/15/13 (f)	20,000	21,300
		263,413
Hotels, Restaurants & Leisure - 0.9%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	143,000	129,415
10.5% 7/15/11 (f)	10,000	10,050
Boyd Gaming Corp.:
7.75% 12/15/12	45,000	47,306
8.75% 4/15/12	40,000	43,400
Chumash Casino & Resort Enterprise 9.25% 7/15/10 (e)(f)	70,000	76,825
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Circus Circus Enterprises, Inc. 7.625% 7/15/13	$ 25,000	$ 26,094
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	88,081
Herbst Gaming, Inc. 10.75% 9/1/08	35,000	39,200
HMH Properties, Inc. 7.875% 8/1/05	116,000	118,900
Host Marriott LP 7.125% 11/1/13 (f)	50,000	49,500
ITT Corp. 7.375% 11/15/15	45,000	47,363
Mandalay Resort Group 9.375% 2/15/10	25,000	28,656
Mohegan Tribal Gaming Authority:
8% 4/1/12	30,000	32,400
8.375% 7/1/11	30,000	32,550
MTR Gaming Group, Inc. 9.75% 4/1/10	30,000	31,800
Penn National Gaming, Inc. 6.875% 12/1/11 (f)(g)	60,000	59,250
Premier Parks, Inc. 9.75% 6/15/07	75,000	77,625
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	40,000	40,000
Sbarro, Inc. 11% 9/15/09	60,000	46,200
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	50,000	54,500
Town Sports International, Inc. 9.625% 4/15/11	40,000	42,800
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	50,000	57,875
		1,179,790
Household Durables - 0.3%
Beazer Homes USA, Inc. 6.5% 11/15/13 (f)	90,000	89,775
Juno Lighting, Inc. 11.875% 7/1/09	60,000	65,250
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	90,000	98,100
Standard Pacific Corp. 9.25% 4/15/12	30,000	33,300
WCI Communities, Inc. 7.875% 10/1/13 (f)	30,000	31,200
William Lyon Homes, Inc. 10.75% 4/1/13	90,000	100,800
		418,425
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	70,000	79,800
Media - 0.7%
American Media Operations, Inc. 10.25% 5/1/09	70,000	74,725
Comcast UK Cable Partners Ltd. yankee 11.2% 11/15/07	75,000	75,000
Corus Entertainment, Inc. 8.75% 3/1/12	40,000	43,800
CSC Holdings, Inc. 7.875% 2/15/18	40,000	40,000
Diamond Holdings PLC yankee 9.125% 2/1/08	40,000	41,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11 (f)	$ 70,000	$ 70,263
9.125% 1/15/09	19,000	21,280
10.375% 10/1/07	55,000	60,363
Innova S. de R.L. 9.375% 9/19/13 (f)	40,000	41,200
LBI Media, Inc. 10.125% 7/15/12	60,000	67,350
LodgeNet Entertainment Corp. 9.5% 6/15/13	30,000	32,550
News America, Inc. 6.55% 3/15/33	25,000	25,906
PEI Holdings, Inc. 11% 3/15/10	35,000	40,425
Sinclair Broadcast Group, Inc. 8% 3/15/12	45,000	48,038
Spanish Broadcasting System, Inc. 9.625% 11/1/09	50,000	52,750
TV Azteca SA de CV yankee 10.5% 2/15/07	60,000	61,578
Videotron LTEE 6.875% 1/15/14 (f)	20,000	20,450
Vivendi Universal SA:
6.25% 7/15/08 (f)	10,000	10,450
9.25% 4/15/10 (f)	30,000	35,175
		862,303
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	30,000	27,600
Specialty Retail - 0.2%
Asbury Automotive Group, Inc. 9% 6/15/12	45,000	47,250
AutoNation, Inc. 9% 8/1/08	15,000	17,063
J. Crew Intermediate LLC 0% 5/15/08 (d)(f)	64,608	50,394
Toys 'R' US, Inc. 7.875% 4/15/13	60,000	63,972
United Auto Group, Inc. 9.625% 3/15/12	35,000	38,850
United Rentals North America, Inc.:
7.75% 11/15/13 (f)	40,000	39,800
10.75% 4/15/08	30,000	33,525
		290,854
Textiles Apparel & Luxury Goods - 0.1%
Dan River, Inc. 12.75% 4/15/09 (f)	75,000	21,000
Levi Strauss & Co. 12.25% 12/15/12	50,000	35,625
Russell Corp. 9.25% 5/1/10	50,000	52,000
The William Carter Co. 10.875% 8/15/11	33,000	37,620
		146,245
TOTAL CONSUMER DISCRETIONARY		3,268,430
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
6% 12/15/05 (f)	$ 65,000	$ 64,838
6.875% 8/15/13	75,000	70,875
7.625% 4/15/05	15,000	15,150
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	70,000	61,250
		212,113
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	40,000	44,000
Del Monte Corp. 9.25% 5/15/11	140,000	152,250
Doane Pet Care Co. 9.75% 5/15/07	65,000	56,875
Michael Foods, Inc. 8% 11/15/13 (f)	20,000	20,500
		273,625
Personal Products - 0.0%
Revlon Consumer Products Corp. 12% 12/1/05	20,000	20,000
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	10,000	10,369
Philip Morris Companies, Inc. 7% 7/15/05	60,000	63,044
		73,413
TOTAL CONSUMER STAPLES		579,151
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	24,000	24,720
Grant Prideco, Inc. 9% 12/15/09	20,000	21,700
Key Energy Services, Inc. 8.375% 3/1/08	80,000	85,400
SESI LLC 8.875% 5/15/11	60,000	64,500
		196,320
Oil & Gas - 0.7%
Chesapeake Energy Corp.:
8.375% 11/1/08	55,000	59,950
9% 8/15/12	35,000	40,119
Clark Refining & Marketing, Inc. 8.875% 11/15/07	25,000	25,000
El Paso Production Holding Co. 7.75% 6/1/13 (f)	130,000	123,500
General Maritime Corp. 10% 3/15/13	25,000	28,000
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	30,000	35,100
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Nuevo Energy Co.:
9.375% 10/1/10	$ 20,000	$ 21,900
9.5% 6/1/08	37,000	38,665
Overseas Shipholding Group, Inc. 8.25% 3/15/13	100,000	106,500
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	30,000	32,700
Range Resources Corp. 7.375% 7/15/13	30,000	30,000
Teekay Shipping Corp. 8.875% 7/15/11	90,000	102,150
Tesoro Petroleum Corp. 8% 4/15/08	20,000	21,300
The Coastal Corp.:
6.375% 2/1/09	10,000	8,400
6.5% 5/15/06	30,000	27,713
6.5% 6/1/08	25,000	21,375
7.5% 8/15/06	50,000	47,000
7.75% 6/15/10	45,000	39,375
7.75% 10/15/35	30,000	22,875
Western Oil Sands, Inc. 8.375% 5/1/12	55,000	62,563
		894,185
TOTAL ENERGY		1,090,505
FINANCIALS - 1.8%
Capital Markets - 0.0%
Bank of New York Co., Inc. 4.25% 9/4/12 (i)	10,000	10,137
Commercial Banks - 0.0%
Chevy Chase Bank FSB 6.875% 12/1/13 (g)	30,000	30,000
Diversified Financial Services - 1.5%
Ahold Finance USA, Inc.:
6.25% 5/1/09	35,000	35,263
6.875% 5/1/29	30,000	26,850
8.25% 7/15/10	100,000	108,500
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	35,000	30,975
6.977% 11/23/22	8,044	7,119
7.377% 5/23/19	12,519	8,638
7.379% 5/23/16	45,584	31,225
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	80,000	86,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc. 3.5% 2/1/08	$ 50,000	$ 49,862
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	40,000	40,000
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	7,926	6,341
6.9% 1/2/17	38,085	31,230
7.73% 9/15/12	11,701	9,712
8.307% 4/2/18	13,955	12,141
8.321% 11/1/06	5,000	4,700
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	15,000	13,500
7.779% 1/2/12	27,657	23,509
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	30,000	32,775
9.875% 8/15/13 (f)	30,000	34,050
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	35,000	38,238
FIMEP SA 10.5% 2/15/13	60,000	70,200
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	130,000	130,325
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (f)	50,000	54,250
IOS Capital LLC 7.25% 6/30/08	60,000	60,450
Jostens Holding Corp. 0% 12/1/13 (d)(f)	30,000	18,900
Leucadia National Corp. 7% 8/15/13 (f)	60,000	59,700
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	35,000	36,575
Mobile Telesystems Finance SA 8.375% 10/14/10 (f)	50,000	49,813
Moore North America Finance, Inc. 7.875% 1/15/11 (f)	50,000	56,875
MSW Energy Holding LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10 (f)	20,000	21,500
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	40,000	41,200
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	30,000	33,300
Northern Telecom Capital Corp. 7.875% 6/15/26	20,000	19,600
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	16,808	14,287
7.67% 1/2/15	13,111	10,620
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Qwest Capital Funding, Inc.:
5.875% 8/3/04	$ 65,000	$ 64,838
7% 8/3/09	55,000	51,975
7.25% 2/15/11	80,000	75,600
7.625% 8/3/21	35,000	30,450
7.75% 8/15/06	130,000	133,250
TRW Automotive Acquisition Corp.:
9.375% 2/15/13 (f)	20,000	22,550
11% 2/15/13 (f)	30,000	35,100
U.S. West Capital Funding, Inc. 6.375% 7/15/08	35,000	33,075
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	105,000	121,800
Western Financial Bank 9.625% 5/15/12	95,000	105,450
		1,982,311
Insurance - 0.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13 (f)	50,000	54,750
Real Estate - 0.2%
EOP Operating LP 7.75% 11/15/07	25,000	28,535
LNR Property Corp.:
7.25% 10/15/13 (f)	50,000	50,375
7.625% 7/15/13	25,000	25,875
Senior Housing Properties Trust:
7.875% 4/15/15	40,000	42,000
8.625% 1/15/12	50,000	54,500
		201,285
TOTAL FINANCIALS		2,278,483
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Fisher Scientific International, Inc. 8% 9/1/13	40,000	42,700
Health Care Providers & Services - 0.2%
Concentra Operating Corp. 9.5% 8/15/10	40,000	42,800
Genesis HealthCare Corp. 8% 10/15/13 (f)	45,000	45,788
HCA, Inc. 6.3% 10/1/12	10,000	10,113
PacifiCare Health Systems, Inc. 10.75% 6/1/09	95,000	109,013
Psychiatric Solutions, Inc. 10.625% 6/15/13 (f)	25,000	27,938
		235,652
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	$ 10,000	$ 9,688
TOTAL HEALTH CARE		288,040
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.0%
DRS Technologies, Inc. 6.875% 11/1/13 (f)	20,000	20,250
Airlines - 0.1%
AMR Corp. 9% 8/1/12	90,000	75,150
Delta Air Lines, Inc. 7.9% 12/15/09	80,000	62,800
		137,950
Building Products - 0.2%
FastenTech, Inc. 11.5% 5/1/11 (f)	50,000	52,750
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	55,000	59,950
Nortek Holdings, Inc. 0% 5/15/11 (d)(f)	50,000	35,250
Nortek, Inc.:
9.125% 9/1/07	65,000	67,275
9.25% 3/15/07	20,000	20,600
		235,825
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.875% 1/1/09	45,000	46,575
7.875% 4/15/13	20,000	21,350
9.25% 9/1/12	35,000	39,200
American Color Graphics, Inc. 10% 6/15/10 (f)	20,000	20,150
Browning-Ferris Industries, Inc. 6.375% 1/15/08	30,000	29,400
JohnsonDiversey, Inc. 9.625% 5/15/12	20,000	22,100
National Waterworks, Inc. 10.5% 12/1/12	30,000	33,450
Worldspan LP 9.625% 6/15/11 (f)	50,000	50,250
		262,475
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (f)	60,000	66,000
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	20,000	21,000
Industrial Conglomerates - 0.1%
North American Energy Partners, Inc. 8.75% 12/1/11 (f)	10,000	10,338
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA yankee:
6.375% 10/15/11	$ 70,000	$ 73,500
6.75% 2/15/11	35,000	37,625
		121,463
Machinery - 0.4%
AGCO Corp.:
8.5% 3/15/06	20,000	20,000
9.5% 5/1/08	50,000	54,500
Columbus McKinnon Corp. 10% 8/1/10 (f)	20,000	21,200
Cummins, Inc.:
5.65% 3/1/98	55,000	35,750
9.5% 12/1/10 (f)	40,000	45,800
Dresser, Inc. 9.375% 4/15/11	100,000	104,500
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	85,000	90,525
Terex Corp. 8.875% 4/1/08	95,000	99,275
		471,550
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	30,000	30,075
Road & Rail - 0.1%
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	30,000	31,050
TFM SA de CV yankee:
10.25% 6/15/07	5,000	5,138
11.75% 6/15/09	30,000	30,525
		66,713
TOTAL INDUSTRIALS		1,433,301
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.0%
Nortel Networks Corp. 6.125% 2/15/06	5,000	5,025
Electronic Equipment & Instruments - 0.3%
Flextronics International Ltd. 6.5% 5/15/13	55,000	54,588
Ingram Micro, Inc. 9.875% 8/15/08	90,000	98,100
PerkinElmer, Inc. 8.875% 1/15/13	70,000	78,575
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp.:
7.375% 3/1/06	$ 100,000	$ 103,000
9.625% 2/15/09	65,000	71,988
		406,251
IT Services - 0.1%
Anteon Corp. 12% 5/15/09	15,000	16,425
Dex Media, Inc.:
0% 11/15/13 (d)(f)	55,000	36,575
8% 11/15/13 (f)	55,000	55,756
Iron Mountain, Inc.:
6.625% 1/1/16	10,000	9,750
8.625% 4/1/13	15,000	16,313
		134,819
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	50,000	51,500
7.2% 4/1/16	80,000	77,800
7.625% 6/15/13	50,000	51,500
		180,800
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	13,000	15,470
Amkor Technology, Inc. 7.75% 5/15/13	55,000	58,575
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	75,000	80,250
		154,295
TOTAL INFORMATION TECHNOLOGY		881,190
MATERIALS - 1.5%
Chemicals - 0.4%
Avecia Group PLC 11% 7/1/09	15,000	12,900
Berry Plastics Corp. 10.75% 7/15/12	95,000	107,350
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	35,000	35,175
10.125% 9/1/08	45,000	47,363
10.625% 5/1/11 (f)	85,000	89,675
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Huntsman ICI Chemicals LLC 10.125% 7/1/09	$ 65,000	$ 64,350
Huntsman International LLC 9.875% 3/1/09 (f)	30,000	31,350
Millennium America, Inc.:
9.25% 6/15/08	70,000	74,900
9.25% 6/15/08 (f)	20,000	21,400
Nalco Co.:
7.75% 11/15/11 (f)	30,000	31,163
8.875% 11/15/13 (f)	30,000	31,088
OMNOVA Solutions, Inc. 11.25% 6/1/10 (f)	5,000	5,300
Solutia, Inc. 6.72% 10/15/37	45,000	35,550
		587,564
Construction Materials - 0.1%
Texas Industries, Inc. 10.25% 6/15/11 (f)	90,000	100,800
Containers & Packaging - 0.5%
Anchor Glass Container Corp. 11% 2/15/13	60,000	68,700
BWAY Corp. 10% 10/15/10 (f)	30,000	31,950
Crown Cork & Seal, Inc. 7.375% 12/15/26	25,000	22,000
Graphic Packaging International, Inc.:
8.5% 8/15/11 (f)	30,000	32,850
9.5% 8/15/13 (f)	30,000	33,150
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	100,000	101,000
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	20,000	21,500
Owens-Illinois, Inc.:
7.15% 5/15/05	85,000	87,125
7.35% 5/15/08	20,000	19,800
7.5% 5/15/10	30,000	30,000
7.8% 5/15/18	125,000	117,500
8.1% 5/15/07	20,000	20,700
Silgan Holdings, Inc.:
6.75% 11/15/13 (f)	40,000	39,800
9% 6/1/09	33,000	34,155
		660,230
Metals & Mining - 0.1%
CSN Islands VII Corp. 10.75% 9/12/08 (f)	50,000	54,250
Massey Energy Co. 6.625% 11/15/10 (f)	30,000	30,075
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc.:
9.5% 3/15/09	$ 15,000	$ 16,425
9.5% 3/15/09 (f)	30,000	32,850
		133,600
Paper & Forest Products - 0.4%
Boise Cascade Corp.:
6.5% 11/1/10	40,000	41,000
7% 11/1/13	40,000	41,000
Buckeye Technologies, Inc. 8.5% 10/1/13 (f)	30,000	31,950
Georgia-Pacific Corp.:
7.5% 5/15/06	50,000	52,250
8.125% 5/15/11	40,000	43,600
8.875% 5/15/31	45,000	48,150
9.625% 3/15/22	35,000	36,400
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	20,000	20,250
Norske Skog Canada Ltd. 8.625% 6/15/11	50,000	51,000
Stone Container Corp.:
8.375% 7/1/12	80,000	84,800
9.75% 2/1/11	55,000	60,363
		510,763
TOTAL MATERIALS		1,992,957
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
ACC Escrow Corp. 10% 8/1/11 (f)	50,000	54,625
AT&T Broadband Corp. 8.375% 3/15/13	22,000	26,687
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	20,000	20,600
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	30,000	31,425
France Telecom SA 9.75% 3/1/31	10,000	13,087
Level 3 Communications, Inc. 9.125% 5/1/08	15,000	13,575
MCI Communications Corp.:
6.5% 4/15/10 (c)	70,000	56,525
6.95% 8/15/06 (c)	10,000	8,075
7.75% 3/15/24 (c)	45,000	36,225
7.75% 3/23/25 (c)	75,000	60,750
8.25% 1/20/23 (c)	30,000	24,150
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Corp. 8.875% 3/15/12 (f)	$ 85,000	$ 96,475
Qwest Services Corp.:
13% 12/15/07 (f)	40,000	45,700
13.5% 12/15/10 (f)	70,000	82,250
14% 12/15/14 (f)	92,000	112,700
Rogers Cantel, Inc. yankee 8.8% 10/1/07	80,000	82,400
Triton PCS, Inc.:
8.75% 11/15/11	80,000	76,800
9.375% 2/1/11	65,000	64,188
U.S. West Communications:
5.65% 11/1/04	25,000	25,000
7.2% 11/10/26	25,000	23,750
		954,987
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp.:
7.5% 12/1/13 (f)(g)	40,000	39,000
9.375% 8/1/11	45,000	49,163
10.75% 8/1/11	25,000	27,750
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	35,000	39,288
Dobson Communications Corp. 8.875% 10/1/13 (f)	45,000	45,225
Millicom International Cellular SA 10% 12/1/13 (f)	60,000	61,650
Nextel Communications, Inc.:
6.875% 10/31/13	85,000	87,125
7.375% 8/1/15	35,000	36,750
Rogers Wireless, Inc. 9.625% 5/1/11	130,000	150,150
		536,101
TOTAL TELECOMMUNICATION SERVICES		1,491,088
UTILITIES - 1.4%
Electric Utilities - 0.3%
CMS Energy Corp.:
7.5% 1/15/09	20,000	20,250
8.5% 4/15/11	55,000	57,544
9.875% 10/15/07	60,000	65,700
Illinois Power Co. 11.5% 12/15/10	45,000	53,100
Midland Funding Corp. II 11.75% 7/23/05	27,493	29,280
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Nevada Power Co.:
9% 8/15/13 (f)	$ 60,000	$ 65,400
10.875% 10/15/09	60,000	66,000
PG&E Corp. 6.875% 7/15/08 (f)	40,000	42,700
Southern California Edison Co. 7.25% 3/1/26	50,000	51,125
		451,099
Gas Utilities - 0.4%
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	30,000	32,850
10.125% 7/15/13 (f)	30,000	33,000
El Paso Energy Corp.:
6.75% 5/15/09	40,000	35,400
7.375% 12/15/12	5,000	4,250
7.75% 1/15/32	35,000	27,475
7.8% 8/1/31	30,000	22,650
8.05% 10/15/30	95,000	75,525
Sonat, Inc.:
6.625% 2/1/08	65,000	57,119
6.75% 10/1/07	35,000	31,413
6.875% 6/1/05	90,000	88,313
7.625% 7/15/11	70,000	60,550
Southern Star Central Corp. 8.5% 8/1/10 (f)	50,000	54,250
		522,795
Multi-Utilities & Unregulated Power - 0.7%
AES Corp.:
8.375% 8/15/07	25,000	25,000
8.5% 11/1/07	55,000	55,000
8.75% 6/15/08	45,000	46,125
8.75% 5/15/13 (f)	80,000	86,600
8.875% 2/15/11	97,000	101,729
9% 5/15/15 (f)	80,000	87,200
9.375% 9/15/10	11,000	11,756
9.5% 6/1/09	9,000	9,664
Calpine Corp.:
6.9% 7/15/07 (f)(i)	14,963	14,140
9.875% 12/1/11 (f)	25,000	24,563
El Paso Corp.:
7% 5/15/11	20,000	17,100
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
El Paso Corp.: - continued
7.875% 6/15/12	$ 35,000	$ 30,800
Williams Companies, Inc.:
6.5% 8/1/06	25,000	25,781
6.75% 1/15/06	60,000	61,500
7.125% 9/1/11	35,000	36,050
7.875% 9/1/21	125,000	125,938
8.125% 3/15/12	30,000	32,400
8.625% 6/1/10	60,000	65,400
		856,746
TOTAL UTILITIES		1,830,640
TOTAL NONCONVERTIBLE BONDS		15,133,785
TOTAL CORPORATE BONDS (Cost $14,128,301)		15,254,565
U.S. Government and Government Agency Obligations - 6.0%

U.S. Government Agency Obligations - 1.6%
Fannie Mae:
3.25% 1/15/08	255,000	253,805
6.125% 3/15/12	48,000	53,233
6.25% 2/1/11	115,000	125,762
Federal Home Loan Bank 3.625% 11/14/08	710,000	708,019
Freddie Mac:
2.75% 12/30/05	500,000	500,616
2.875% 9/15/05	194,000	196,728
3.625% 9/15/08	29,000	29,038
4.5% 7/15/13	50,000	48,977
5.25% 11/5/12	75,000	75,084
5.875% 3/21/11	60,000	64,242
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,055,504
U.S. Treasury Inflation Protected Obligations - 0.1%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	143,115	174,072
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 4.3%
U.S. Treasury Bills, yield at date of purchase 0.84% to 0.93% 12/18/03 to 2/19/04 (h)	$ 650,000	$ 649,320
U.S. Treasury Bonds:
7.875% 2/15/21	1,345,000	1,775,505
11.75% 2/15/10	645,000	722,148
U.S. Treasury Notes:
4.875% 2/15/12	1,375,000	1,447,725
6.5% 2/15/10	805,000	929,869
TOTAL U.S. TREASURY OBLIGATIONS		5,524,567
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,793,650)		7,754,143
Asset-Backed Securities - 0.2%

Amortizing Residential Collateral Trust Series 2002-BC6 Class A2, 1.4688% 8/25/32 (i)	56,543	56,482
Argent Securities, Inc. Series 2003-W3 Class M2, 2.9188% 9/25/33 (i)	25,000	25,344
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 1.5488% 5/25/33 (i)	42,253	42,296
First USA Secured Note Trust Series 2001-3 Class C, 2.17% 11/19/08 (f)(i)	15,000	15,005
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 2.37% 9/15/09 (i)	120,000	120,090
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	26,560	26,108
TOTAL ASSET-BACKED SECURITIES (Cost $285,486)		285,325
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Merrill Lynch Mortgage Investments, Inc. Series 2003-G Class XA1, 1% 1/25/29 (g)(j)	100,000	1,665
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (f)(j)	416,178	4,578
TOTAL PRIVATE SPONSOR		6,243
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.0%
Freddie Mac Multi-class participation certificates guaranteed:
sequential pay Series 2303 Class VT, 6% 2/15/12	$ 11,705	$ 11,828
Series 2707 Class ZA, 4.5% 11/15/18	50,000	49,625
TOTAL U.S. GOVERNMENT AGENCY		61,453
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $68,102)		67,696
Fixed-Income Funds - 0.1%
Shares
Fidelity Ultra-Short Central Fund (k) (Cost $99,953)	1,008	100,316
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.09% (b) (Cost $18,548,797)	18,548,797	18,548,797
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $119,143,013)		129,615,504
NET OTHER ASSETS - 0.2%		236,451
NET ASSETS - 100%		$ 129,851,955
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
28 S&P 500 Index Contracts	Dec. 2003	$ 7,404,600	$ 226,151

The face value of futures purchased as a percentage of net assets - 5.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,966,665 or 3.1% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $649,320.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(k) A complete listing of the Fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	5.5%
AAA,AA,A	0.4%
BBB	0.1%
BB	2.9%
B	5.9%
CCC,CC,C	2.3%
D	0.1%
Not Rated	0.3%
Equities	73.2%
Short-Term Investments and Net Other Assets	9.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $98,782,115 and $105,143,744, respectively, of which long-term U.S. government and government agency obligations aggregated $21,840,596 and $19,809,854, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,950 for the period.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $22,444,000 of which $10,780,000 and $11,664,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (cost $119,143,013) - See accompanying schedule		$ 129,615,504
Cash		32,427
Receivable for investments sold		243,959
Receivable for fund shares sold		108,071
Dividends receivable		52,258
Interest receivable		435,871
Receivable for daily variation on futures contracts		8,078
Prepaid expenses		553
Other receivables		11,959
Total assets		130,508,680

Liabilities
Payable for investments purchased Regular delivery	$ 271,111
Delayed delivery	129,434
Payable for fund shares redeemed	70,319
Accrued management fee	60,779
Distribution fees payable	60,617
Other affiliated payables	35,745
Other payables and accrued expenses	28,720
Total liabilities		656,725

Net Assets		$ 129,851,955
Net Assets consist of:
Paid in capital		$ 142,830,282
Undistributed net investment income		417,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,094,621)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,698,697
Net Assets		$ 129,851,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,234,112 ÷ 3,648,679 shares)	$ 9.93

Maximum offering price per share (100/94.25 of $9.93)	$ 10.54
Class T: Net Asset Value and redemption price per share ($54,297,916 ÷ 5,483,638 shares)	$ 9.90

Maximum offering price per share (100/96.50 of $9.90)	$ 10.26
Class B: Net Asset Value and offering price per share ($25,462,958 ÷ 2,579,263 shares) A	$ 9.87

Class C: Net Asset Value and offering price per share ($13,149,650 ÷ 1,332,582 shares) A	$ 9.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($707,319 ÷ 71,057 shares)	$ 9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 759,058
Interest		2,088,803
Security lending		920
Total income		2,848,781

Expenses
Management fee	$ 646,688
Transfer agent fees	357,097
Distribution fees	630,344
Accounting and security lending fees	63,312
Non-interested trustees' compensation	453
Custodian fees and expenses	20,860
Registration fees	65,658
Audit	30,319
Legal	2,638
Miscellaneous	836
Total expenses before reductions	1,818,205
Expense reductions	(39,508)	1,778,697
Net investment income (loss)		1,070,084
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,322,751
Foreign currency transactions	(1,308)
Futures contracts	701,104
Total net realized gain (loss)		6,022,547
Change in net unrealized appreciation (depreciation) on: Investment securities	8,435,100
Assets and liabilities in foreign currencies	3
Futures contracts	5,243
Total change in net unrealized appreciation (depreciation)		8,440,346
Net gain (loss)		14,462,893
Net increase (decrease) in net assets resulting from operations		$ 15,532,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,070,084	$ 1,466,641
Net realized gain (loss)	6,022,547	(11,350,346)
Change in net unrealized appreciation (depreciation)	8,440,346	(1,675,232)
Net increase (decrease) in net assets resulting from operations	15,532,977	(11,558,937)
Distributions to shareholders from net investment income	(1,097,402)	(1,462,340)
Share transactions - net increase (decrease)	5,523,967	3,698,360
Total increase (decrease) in net assets	19,959,542	(9,322,917)

Net Assets
Beginning of period	109,892,413	119,215,330
End of period (including undistributed net investment income of $417,597 and undistributed net investment income of $408,580, respectively)	$ 129,851,955	$ 109,892,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 9.83	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.15	.20	.19	.12
Net realized and unrealized gain (loss)	1.16	(1.05)	(1.20)	.08	.80
Total from investment operations	1.28	(.90)	(1.00)	.27	.92
Distributions from net investment income	(.12)	(.16)	(.19)	(.17)	-
Net asset value, end of period	$ 9.93	$ 8.77	$ 9.83	$ 11.02	$ 10.92
Total Return B,C,D	14.79%	(9.28)%	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.27%	1.29%	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.27%	1.29%	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.23%	1.25%	1.23%	1.49%	1.74% A
Net investment income (loss)	1.33%	1.65%	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,234	$ 29,894	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.79	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.13	.17	.16	.10
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.19)	.08	.79
Total from investment operations	1.24	(.92)	(1.02)	.24	.89
Distributions from net investment income	(.09)	(.12)	(.18)	(.14)	-
Net asset value, end of period	$ 9.90	$ 8.75	$ 9.79	$ 10.99	$ 10.89
Total Return B,C,D	14.33%	(9.50)%	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.59%	1.56%	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.59%	1.56%	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.56%	1.53%	1.52%	1.76%	1.99% A
Net investment income (loss)	1.00%	1.38%	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,298	$ 45,804	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 9.78	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.08	.12	.10	.05
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.19)	.09	.80
Total from investment operations	1.19	(.97)	(1.07)	.19	.85
Distributions from net investment income	(.05)	(.08)	(.11)	(.08)	-
Net asset value, end of period	$ 9.87	$ 8.73	$ 9.78	$ 10.96	$ 10.85
Total Return B,C,D	13.72%	(10.00)%	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.12%	2.10%	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.12%	2.10%	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.08%	2.06%	2.01%	2.26%	2.49% A
Net investment income (loss)	.48%	.84%	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,463	$ 19,261	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.72	$ 9.77	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.08	.12	.10	.05
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.18)	.08	.80
Total from investment operations	1.20	(.97)	(1.06)	.18	.85
Distributions from net investment income	(.05)	(.08)	(.11)	(.09)	-
Net asset value, end of period	$ 9.87	$ 8.72	$ 9.77	$ 10.94	$ 10.85
Total Return B,C,D	13.85%	(10.01)%	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.08%	2.07%	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.08%	2.07%	2.02%	2.26%	2.50% A
Expenses net of all reductions	2.05%	2.03%	1.99%	2.24%	2.49% A
Net investment income (loss)	.52%	.88%	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,150	$ 9,574	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.78	$ 9.85	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.24	.22	.14
Net realized and unrealized gain (loss)	1.15	(1.04)	(1.21)	.08	.81
Total from investment operations	1.30	(.88)	(.97)	.30	.95
Distributions from net investment income	(.13)	(.19)	(.22)	(.21)	-
Net asset value, end of period	$ 9.95	$ 8.78	$ 9.85	$ 11.04	$ 10.95
Total Return B,C	15.03%	(9.07)%	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.13%	1.11%	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	1.13%	1.11%	.95%	1.28%	1.50% A
Expenses net of all reductions	1.09%	1.07%	.92%	1.26%	1.49% A
Net investment income (loss)	1.47%	1.84%	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 707	$ 5,359	$ 745	$ 1,193	$ 976
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 15,436,927
Unrealized depreciation	(6,291,119)
Net unrealized appreciation (depreciation)	9,145,808
Undistributed ordinary income	319,455
Capital loss carryforward	(22,443,524)

Cost for federal income tax purposes	$ 120,469,696

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 1,097,402	$ 1,462,340

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 82,205	$ -	$ 4,506
Class T	.26%	.25%	232,547	22	6,571
Class B	.75%	.25%	211,792	158,845	-
Class C	.75%	.25%	103,800	20,380	-
			$ 630,344	$ 179,247	$ 11,077

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,480
Class T	9,216
Class B*	80,260
Class C*	1,356
$ 106,312

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 80,172.26
Class T	150,692.33
Class B	78,952.37
Class C	34,787.33
Institutional Class	12,494.38
	$ 357,097

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $128,287 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 28,030	$ 401
Class A	4,506	-	-
Class T	6,571	-	-
	$ 11,077	$ 28,030	$ 401

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 411,851	$ 286,281
Class T	451,390	821,156
Class B	115,181	180,392
Class C	56,433	93,044
Institutional Class	62,547	81,467
Total	$ 1,097,402	$ 1,462,340

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	783,840	2,397,802	$ 7,143,367	$ 20,719,417
Reinvestment of distributions	46,539	29,971	406,768	281,079
Shares redeemed	(589,674)	(493,090)	(5,293,789)	(4,329,528)
Net increase (decrease)	240,705	1,934,683	$ 2,256,346	$ 16,670,968
Class T
Shares sold	1,504,801	1,700,009	$ 13,788,895	$ 14,892,440
Reinvestment of distributions	51,501	84,041	443,726	810,453
Shares redeemed	(1,309,706)	(3,833,418)	(11,556,773)	(33,772,832)
Net increase (decrease)	246,596	(2,049,368)	$ 2,675,848	$ (18,069,939)
Class B
Shares sold	886,189	609,734	$ 7,962,192	$ 5,567,194
Reinvestment of distributions	11,729	16,285	100,012	158,803
Shares redeemed	(526,101)	(627,755)	(4,664,297)	(5,501,721)
Net increase (decrease)	371,817	(1,736)	$ 3,397,907	$ 224,276
Class C
Shares sold	566,162	389,032	$ 5,122,278	$ 3,544,462
Reinvestment of distributions	5,829	8,234	49,618	80,247
Shares redeemed	(337,614)	(429,343)	(2,974,840)	(3,856,430)
Net increase (decrease)	234,377	(32,077)	$ 2,197,056	$ (231,721)
Institutional Class
Shares sold	96,571	681,032	$ 844,779	$ 6,434,799
Reinvestment of distributions	7,187	8,237	61,061	76,893
Shares redeemed	(643,241)	(154,427)	(5,909,030)	(1,406,916)
Net increase (decrease)	(539,483)	534,842	$ (5,003,190)	$ 5,104,776

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Asset Allocation Fund. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Asset Allocation Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard C. Habermann (63)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation Fund. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current reasonabilities, Mr. Habermann managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Asset Allocation Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Asset Allocation Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Asset Allocation Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 11.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 55%, 51%, 51% and 51% and Class T designates 45%, 64%, 64% and 64% of the dividends distributed in December, March, June and September, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders. Class B designates 86%, 100% and 100% and Class C designates 83%, 100% and 100% of the dividends distributed in December, March and September, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designated 100%, 100%, and 100% and Class T designates 100%, 100%, and 100% of the dividends distributed in March, June and September, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Class B designates 100% and 100% and Class C designates 100% and 100%, of the dividends distributed in March and September, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AAL-UANN-0104
1.786671.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Asset Allocation

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	15.03%	1.42%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

A healthier economy led to improved equity market performance but tempered investment-grade bonds somewhat for the year ending November 30, 2003. Early signs of an economic recovery were seen when gross domestic product (GDP) surprised on the upside in the first two quarters of 2003. Other stimuli included a June interest rate cut by the Federal Reserve Board, federal tax incentives and a boom in mortgage refinancing. GDP grew 8.2% in the third quarter, its highest jump since 1984. For the 12 months overall, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%. Meanwhile, despite a challenging second half, the Lehman Brothers® Aggregate Bond Index rose 5.18%. Corporates had a solid year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 9.65%. Treasuries - the highest-quality bond sector - returned only 3.98%. Heavy home refinancing activity hampered mortgage securities, while problems at two major government-sponsored enterprises hurt agency bonds. Still, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes climbed 3.85% and 3.04%, respectively.

During the past year, the fund's Institutional Class shares gained 15.03%, while the Fidelity Advisor Asset Allocation Composite Index and the LipperSM Flexible Portfolio Funds Average rose 12.07% and 13.66%, respectively. My asset allocation decisions largely drove the fund's results. After underweighting equities early in the first quarter of 2003 as they retreated, I shifted to an overweighting during the spring and added to it somewhat during the summer as stocks bounced higher. Increasing our emphasis on high-yield securities last fall further boosted returns as that market rebounded sharply. The fund's equities topped the S&P 500® due to strong stock selection. Our aggressive positioning in consumer durables and telecommunication services contributed, led by such homebuilders as Lennar and KB Home, and wireless provider Nextel. Conversely, underweighting technology stocks detracted, as did a poor pick in retailing, Kohl's. In fixed-income, we benefited from beaten-down corporate bonds that staged big recoveries, helping our high-yield holdings soundly outpace the Lehman Brothers index. An overweighting in government bonds curbed results in the investment-grade subportfolio, while the cash portion of the fund topped its benchmark.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	4.4	1.5
UnitedHealth Group, Inc.	3.6	3.5
Johnson & Johnson	3.5	2.1
First Data Corp.	3.1	3.4
Clear Channel Communications, Inc.	3.0	3.4
American International Group, Inc.	2.9	3.5
Microsoft Corp.	1.9	2.1
Lennar Corp. Class A	1.8	0.9
HealthSouth Corp.	1.7	0.1
Bank of America Corp.	1.7	0.9
	27.6
Market Sectors as of November 30, 2003
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.6	19.5
Health Care	13.0	11.5
Financials	12.2	13.6
Information Technology	10.1	8.8
Telecommunication Services	6.2	3.7
Industrials	3.7	4.9
Consumer Staples	2.6	3.4
Energy	2.3	2.5
Materials	1.8	1.1
Utilities	0.0	0.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stock class 74%		Stock class 72%
	Bond class 17%		Bond class 20%
	Short-term class 9%		Short-term class 8%
* Foreign investments	4%	** Foreign investments	4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 67.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.2%
Gentex Corp.	6,800	$ 286,552
Hotels, Restaurants & Leisure - 0.6%
Applebee's International, Inc.	18,900	731,619
Red Robin Gourmet Burgers, Inc. (a)	600	16,152
		747,771
Household Durables - 6.9%
Beazer Homes USA, Inc.	12,017	1,282,334
Centex Corp.	3,300	361,020
D.R. Horton, Inc.	18,800	821,560
Harman International Industries, Inc.	2,100	286,167
KB Home	29,300	2,018,184
Leggett & Platt, Inc.	3,700	75,258
Lennar Corp.:
Class A	24,400	2,388,760
Class B	1,280	119,347
Mohawk Industries, Inc. (a)	165	11,893
Ryland Group, Inc.	17,400	1,603,410
		8,967,933
Media - 5.0%
Clear Channel Communications, Inc.	93,757	3,919,980
EchoStar Communications Corp. Class A (a)	1,400	48,272
Radio One, Inc.:
Class A (a)	40,970	719,433
Class D (non-vtg.) (a)	66,344	1,160,357
Viacom, Inc.:
Class A	4,300	169,291
Class B (non-vtg.)	11,700	460,044
		6,477,377
Multiline Retail - 0.9%
Barneys, Inc. warrants 4/1/08 (a)	30	300
Kohl's Corp. (a)	24,900	1,203,168
		1,203,468
Specialty Retail - 1.9%
AutoZone, Inc. (a)	1,000	95,660
Foot Locker, Inc.	8,020	177,242
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	56,900	$ 2,091,644
TJX Companies, Inc.	4,100	92,619
		2,457,165
TOTAL CONSUMER DISCRETIONARY		20,140,266
CONSUMER STAPLES - 2.6%
Beverages - 1.0%
The Coca-Cola Co.	27,600	1,283,400
Food & Staples Retailing - 1.1%
Safeway, Inc. (a)	12,300	255,225
Wal-Mart Stores, Inc.	19,770	1,100,003
		1,355,228
Food Products - 0.2%
Dean Foods Co. (a)	7,750	254,278
Personal Products - 0.3%
Avon Products, Inc.	6,370	436,345
TOTAL CONSUMER STAPLES		3,329,251
ENERGY - 2.3%
Energy Equipment & Services - 2.3%
BJ Services Co. (a)	6,600	210,474
ENSCO International, Inc.	10,400	263,120
GlobalSantaFe Corp.	4,800	103,200
Nabors Industries Ltd. (a)	8,500	315,520
Noble Corp. (a)	8,100	280,098
Pride International, Inc. (a)	27,200	433,840
Rowan Companies, Inc. (a)	18,800	397,996
Smith International, Inc. (a)	13,300	499,282
Weatherford International Ltd. (a)	13,370	438,269
		2,941,799
FINANCIALS - 12.2%
Capital Markets - 0.7%
Merrill Lynch & Co., Inc.	7,200	408,600
Morgan Stanley	9,500	525,160
		933,760
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 2.9%
Bank of America Corp.	28,200	$ 2,127,126
Bank One Corp.	22,100	958,256
M&T Bank Corp.	7,100	666,477
		3,751,859
Consumer Finance - 0.7%
MBNA Corp.	32,800	804,256
SLM Corp.	3,300	122,529
		926,785
Diversified Financial Services - 1.5%
Citigroup, Inc.	40,686	1,913,869
Insurance - 4.4%
AFLAC, Inc.	55,160	1,984,105
American International Group, Inc.	63,867	3,701,093
		5,685,198
Thrifts & Mortgage Finance - 2.0%
Fannie Mae	15,550	1,088,500
Freddie Mac	21,250	1,156,425
Golden West Financial Corp., Delaware	3,700	373,330
		2,618,255
TOTAL FINANCIALS		15,829,726
HEALTH CARE - 13.0%
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	12,800	356,096
Medtronic, Inc.	12,700	574,040
St. Jude Medical, Inc. (a)	11,100	703,074
		1,633,210
Health Care Providers & Services - 5.5%
HealthSouth Corp. (a)	546,820	2,291,176
Laboratory Corp. of America Holdings (a)	3,800	137,256
Lincare Holdings, Inc. (a)	4,200	125,286
UnitedHealth Group, Inc.	86,400	4,656,960
		7,210,678
Pharmaceuticals - 6.2%
Forest Laboratories, Inc. (a)	3,300	180,312
Johnson & Johnson	91,000	4,485,390
Merck & Co., Inc.	24,700	1,002,820
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	56,032	$ 1,879,874
Schering-Plough Corp.	28,400	455,820
		8,004,216
TOTAL HEALTH CARE		16,848,104
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	19,300	886,642
United Technologies Corp.	3,000	257,100
		1,143,742
Building Products - 0.1%
American Standard Companies, Inc. (a)	1,500	149,550
Industrial Conglomerates - 1.9%
3M Co.	6,800	537,472
General Electric Co.	42,470	1,217,615
Tyco International Ltd.	34,782	798,247
		2,553,334
Road & Rail - 0.8%
Canadian National Railway Co.	17,050	1,014,036
TOTAL INDUSTRIALS		4,860,662
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 1.0%
Avici Systems, Inc. (a)	6,000	51,600
Corvis Corp. (a)	53,000	76,850
Motorola, Inc.	83,400	1,170,936
		1,299,386
Computers & Peripherals - 1.7%
Dell, Inc. (a)	38,800	1,338,600
Seagate Technology	27,600	545,100
Western Digital Corp. (a)	30,600	380,664
		2,264,364
Internet Software & Services - 0.3%
EarthLink, Inc. (a)	39,500	379,200
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 4.7%
Affiliated Computer Services, Inc. Class A (a)	40,200	$ 2,015,628
First Data Corp.	106,400	4,027,240
		6,042,868
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. (a)	5,300	95,294
Exar Corp. (a)	5,000	96,950
Lam Research Corp. (a)	4,900	156,800
National Semiconductor Corp. (a)	2,100	93,912
		442,956
Software - 2.1%
Amdocs Ltd. (a)	7,300	182,646
Microsoft Corp.	96,560	2,481,592
		2,664,238
TOTAL INFORMATION TECHNOLOGY		13,093,012
MATERIALS - 1.8%
Metals & Mining - 1.8%
Alcan, Inc.	30,700	1,303,306
Kinross Gold Corp. (a)	29,800	263,725
Newmont Mining Corp. Holding Co.	2,000	96,280
Nucor Corp.	8,900	499,379
Phelps Dodge Corp. (a)	3,500	222,880
		2,385,570
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 1.8%
Citizens Communications Co. (a)	38,600	419,196
NTL, Inc. (a)	29,108	1,896,677
		2,315,873
Wireless Telecommunication Services - 4.4%
Nextel Communications, Inc. Class A (a)	228,400	5,785,356
TOTAL TELECOMMUNICATION SERVICES		8,101,229
TOTAL COMMON STOCKS (Cost $78,147,037)		87,529,619
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	285	$ 30,068
Series H, 11.75%	295	30,975
		61,043
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Chevy Chase Bank FSB Series C, 8.00%	500	14,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $71,687)		75,043
Corporate Bonds - 11.7%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	$ 122,000	120,780
Nonconvertible Bonds - 11.6%
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.2%
Dana Corp.:
6.5% 3/1/09	30,000	30,150
10.125% 3/15/10	25,000	28,375
Navistar International Corp. 8% 2/1/08	35,000	35,788
Stoneridge, Inc. 11.5% 5/1/12	55,000	63,800
Tenneco Automotive, Inc. 11.625% 10/15/09	80,000	84,000
United Components, Inc. 9.375% 6/15/13 (f)	20,000	21,300
		263,413
Hotels, Restaurants & Leisure - 0.9%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	143,000	129,415
10.5% 7/15/11 (f)	10,000	10,050
Boyd Gaming Corp.:
7.75% 12/15/12	45,000	47,306
8.75% 4/15/12	40,000	43,400
Chumash Casino & Resort Enterprise 9.25% 7/15/10 (e)(f)	70,000	76,825
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Circus Circus Enterprises, Inc. 7.625% 7/15/13	$ 25,000	$ 26,094
Friendly Ice Cream Corp. 10.5% 12/1/07	85,000	88,081
Herbst Gaming, Inc. 10.75% 9/1/08	35,000	39,200
HMH Properties, Inc. 7.875% 8/1/05	116,000	118,900
Host Marriott LP 7.125% 11/1/13 (f)	50,000	49,500
ITT Corp. 7.375% 11/15/15	45,000	47,363
Mandalay Resort Group 9.375% 2/15/10	25,000	28,656
Mohegan Tribal Gaming Authority:
8% 4/1/12	30,000	32,400
8.375% 7/1/11	30,000	32,550
MTR Gaming Group, Inc. 9.75% 4/1/10	30,000	31,800
Penn National Gaming, Inc. 6.875% 12/1/11 (f)(g)	60,000	59,250
Premier Parks, Inc. 9.75% 6/15/07	75,000	77,625
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	40,000	40,000
Sbarro, Inc. 11% 9/15/09	60,000	46,200
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	50,000	54,500
Town Sports International, Inc. 9.625% 4/15/11	40,000	42,800
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	50,000	57,875
		1,179,790
Household Durables - 0.3%
Beazer Homes USA, Inc. 6.5% 11/15/13 (f)	90,000	89,775
Juno Lighting, Inc. 11.875% 7/1/09	60,000	65,250
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	90,000	98,100
Standard Pacific Corp. 9.25% 4/15/12	30,000	33,300
WCI Communities, Inc. 7.875% 10/1/13 (f)	30,000	31,200
William Lyon Homes, Inc. 10.75% 4/1/13	90,000	100,800
		418,425
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	70,000	79,800
Media - 0.7%
American Media Operations, Inc. 10.25% 5/1/09	70,000	74,725
Comcast UK Cable Partners Ltd. yankee 11.2% 11/15/07	75,000	75,000
Corus Entertainment, Inc. 8.75% 3/1/12	40,000	43,800
CSC Holdings, Inc. 7.875% 2/15/18	40,000	40,000
Diamond Holdings PLC yankee 9.125% 2/1/08	40,000	41,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11 (f)	$ 70,000	$ 70,263
9.125% 1/15/09	19,000	21,280
10.375% 10/1/07	55,000	60,363
Innova S. de R.L. 9.375% 9/19/13 (f)	40,000	41,200
LBI Media, Inc. 10.125% 7/15/12	60,000	67,350
LodgeNet Entertainment Corp. 9.5% 6/15/13	30,000	32,550
News America, Inc. 6.55% 3/15/33	25,000	25,906
PEI Holdings, Inc. 11% 3/15/10	35,000	40,425
Sinclair Broadcast Group, Inc. 8% 3/15/12	45,000	48,038
Spanish Broadcasting System, Inc. 9.625% 11/1/09	50,000	52,750
TV Azteca SA de CV yankee 10.5% 2/15/07	60,000	61,578
Videotron LTEE 6.875% 1/15/14 (f)	20,000	20,450
Vivendi Universal SA:
6.25% 7/15/08 (f)	10,000	10,450
9.25% 4/15/10 (f)	30,000	35,175
		862,303
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	30,000	27,600
Specialty Retail - 0.2%
Asbury Automotive Group, Inc. 9% 6/15/12	45,000	47,250
AutoNation, Inc. 9% 8/1/08	15,000	17,063
J. Crew Intermediate LLC 0% 5/15/08 (d)(f)	64,608	50,394
Toys 'R' US, Inc. 7.875% 4/15/13	60,000	63,972
United Auto Group, Inc. 9.625% 3/15/12	35,000	38,850
United Rentals North America, Inc.:
7.75% 11/15/13 (f)	40,000	39,800
10.75% 4/15/08	30,000	33,525
		290,854
Textiles Apparel & Luxury Goods - 0.1%
Dan River, Inc. 12.75% 4/15/09 (f)	75,000	21,000
Levi Strauss & Co. 12.25% 12/15/12	50,000	35,625
Russell Corp. 9.25% 5/1/10	50,000	52,000
The William Carter Co. 10.875% 8/15/11	33,000	37,620
		146,245
TOTAL CONSUMER DISCRETIONARY		3,268,430
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
6% 12/15/05 (f)	$ 65,000	$ 64,838
6.875% 8/15/13	75,000	70,875
7.625% 4/15/05	15,000	15,150
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	70,000	61,250
		212,113
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	40,000	44,000
Del Monte Corp. 9.25% 5/15/11	140,000	152,250
Doane Pet Care Co. 9.75% 5/15/07	65,000	56,875
Michael Foods, Inc. 8% 11/15/13 (f)	20,000	20,500
		273,625
Personal Products - 0.0%
Revlon Consumer Products Corp. 12% 12/1/05	20,000	20,000
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	10,000	10,369
Philip Morris Companies, Inc. 7% 7/15/05	60,000	63,044
		73,413
TOTAL CONSUMER STAPLES		579,151
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	24,000	24,720
Grant Prideco, Inc. 9% 12/15/09	20,000	21,700
Key Energy Services, Inc. 8.375% 3/1/08	80,000	85,400
SESI LLC 8.875% 5/15/11	60,000	64,500
		196,320
Oil & Gas - 0.7%
Chesapeake Energy Corp.:
8.375% 11/1/08	55,000	59,950
9% 8/15/12	35,000	40,119
Clark Refining & Marketing, Inc. 8.875% 11/15/07	25,000	25,000
El Paso Production Holding Co. 7.75% 6/1/13 (f)	130,000	123,500
General Maritime Corp. 10% 3/15/13	25,000	28,000
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	30,000	35,100
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Nuevo Energy Co.:
9.375% 10/1/10	$ 20,000	$ 21,900
9.5% 6/1/08	37,000	38,665
Overseas Shipholding Group, Inc. 8.25% 3/15/13	100,000	106,500
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	30,000	32,700
Range Resources Corp. 7.375% 7/15/13	30,000	30,000
Teekay Shipping Corp. 8.875% 7/15/11	90,000	102,150
Tesoro Petroleum Corp. 8% 4/15/08	20,000	21,300
The Coastal Corp.:
6.375% 2/1/09	10,000	8,400
6.5% 5/15/06	30,000	27,713
6.5% 6/1/08	25,000	21,375
7.5% 8/15/06	50,000	47,000
7.75% 6/15/10	45,000	39,375
7.75% 10/15/35	30,000	22,875
Western Oil Sands, Inc. 8.375% 5/1/12	55,000	62,563
		894,185
TOTAL ENERGY		1,090,505
FINANCIALS - 1.8%
Capital Markets - 0.0%
Bank of New York Co., Inc. 4.25% 9/4/12 (i)	10,000	10,137
Commercial Banks - 0.0%
Chevy Chase Bank FSB 6.875% 12/1/13 (g)	30,000	30,000
Diversified Financial Services - 1.5%
Ahold Finance USA, Inc.:
6.25% 5/1/09	35,000	35,263
6.875% 5/1/29	30,000	26,850
8.25% 7/15/10	100,000	108,500
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	35,000	30,975
6.977% 11/23/22	8,044	7,119
7.377% 5/23/19	12,519	8,638
7.379% 5/23/16	45,584	31,225
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	80,000	86,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc. 3.5% 2/1/08	$ 50,000	$ 49,862
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	40,000	40,000
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	7,926	6,341
6.9% 1/2/17	38,085	31,230
7.73% 9/15/12	11,701	9,712
8.307% 4/2/18	13,955	12,141
8.321% 11/1/06	5,000	4,700
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	15,000	13,500
7.779% 1/2/12	27,657	23,509
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	30,000	32,775
9.875% 8/15/13 (f)	30,000	34,050
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	35,000	38,238
FIMEP SA 10.5% 2/15/13	60,000	70,200
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	130,000	130,325
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (f)	50,000	54,250
IOS Capital LLC 7.25% 6/30/08	60,000	60,450
Jostens Holding Corp. 0% 12/1/13 (d)(f)	30,000	18,900
Leucadia National Corp. 7% 8/15/13 (f)	60,000	59,700
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	35,000	36,575
Mobile Telesystems Finance SA 8.375% 10/14/10 (f)	50,000	49,813
Moore North America Finance, Inc. 7.875% 1/15/11 (f)	50,000	56,875
MSW Energy Holding LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10 (f)	20,000	21,500
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	40,000	41,200
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	30,000	33,300
Northern Telecom Capital Corp. 7.875% 6/15/26	20,000	19,600
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	16,808	14,287
7.67% 1/2/15	13,111	10,620
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Qwest Capital Funding, Inc.:
5.875% 8/3/04	$ 65,000	$ 64,838
7% 8/3/09	55,000	51,975
7.25% 2/15/11	80,000	75,600
7.625% 8/3/21	35,000	30,450
7.75% 8/15/06	130,000	133,250
TRW Automotive Acquisition Corp.:
9.375% 2/15/13 (f)	20,000	22,550
11% 2/15/13 (f)	30,000	35,100
U.S. West Capital Funding, Inc. 6.375% 7/15/08	35,000	33,075
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	105,000	121,800
Western Financial Bank 9.625% 5/15/12	95,000	105,450
		1,982,311
Insurance - 0.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13 (f)	50,000	54,750
Real Estate - 0.2%
EOP Operating LP 7.75% 11/15/07	25,000	28,535
LNR Property Corp.:
7.25% 10/15/13 (f)	50,000	50,375
7.625% 7/15/13	25,000	25,875
Senior Housing Properties Trust:
7.875% 4/15/15	40,000	42,000
8.625% 1/15/12	50,000	54,500
		201,285
TOTAL FINANCIALS		2,278,483
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Fisher Scientific International, Inc. 8% 9/1/13	40,000	42,700
Health Care Providers & Services - 0.2%
Concentra Operating Corp. 9.5% 8/15/10	40,000	42,800
Genesis HealthCare Corp. 8% 10/15/13 (f)	45,000	45,788
HCA, Inc. 6.3% 10/1/12	10,000	10,113
PacifiCare Health Systems, Inc. 10.75% 6/1/09	95,000	109,013
Psychiatric Solutions, Inc. 10.625% 6/15/13 (f)	25,000	27,938
		235,652
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	$ 10,000	$ 9,688
TOTAL HEALTH CARE		288,040
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.0%
DRS Technologies, Inc. 6.875% 11/1/13 (f)	20,000	20,250
Airlines - 0.1%
AMR Corp. 9% 8/1/12	90,000	75,150
Delta Air Lines, Inc. 7.9% 12/15/09	80,000	62,800
		137,950
Building Products - 0.2%
FastenTech, Inc. 11.5% 5/1/11 (f)	50,000	52,750
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	55,000	59,950
Nortek Holdings, Inc. 0% 5/15/11 (d)(f)	50,000	35,250
Nortek, Inc.:
9.125% 9/1/07	65,000	67,275
9.25% 3/15/07	20,000	20,600
		235,825
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.875% 1/1/09	45,000	46,575
7.875% 4/15/13	20,000	21,350
9.25% 9/1/12	35,000	39,200
American Color Graphics, Inc. 10% 6/15/10 (f)	20,000	20,150
Browning-Ferris Industries, Inc. 6.375% 1/15/08	30,000	29,400
JohnsonDiversey, Inc. 9.625% 5/15/12	20,000	22,100
National Waterworks, Inc. 10.5% 12/1/12	30,000	33,450
Worldspan LP 9.625% 6/15/11 (f)	50,000	50,250
		262,475
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (f)	60,000	66,000
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	20,000	21,000
Industrial Conglomerates - 0.1%
North American Energy Partners, Inc. 8.75% 12/1/11 (f)	10,000	10,338
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA yankee:
6.375% 10/15/11	$ 70,000	$ 73,500
6.75% 2/15/11	35,000	37,625
		121,463
Machinery - 0.4%
AGCO Corp.:
8.5% 3/15/06	20,000	20,000
9.5% 5/1/08	50,000	54,500
Columbus McKinnon Corp. 10% 8/1/10 (f)	20,000	21,200
Cummins, Inc.:
5.65% 3/1/98	55,000	35,750
9.5% 12/1/10 (f)	40,000	45,800
Dresser, Inc. 9.375% 4/15/11	100,000	104,500
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	85,000	90,525
Terex Corp. 8.875% 4/1/08	95,000	99,275
		471,550
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	30,000	30,075
Road & Rail - 0.1%
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	30,000	31,050
TFM SA de CV yankee:
10.25% 6/15/07	5,000	5,138
11.75% 6/15/09	30,000	30,525
		66,713
TOTAL INDUSTRIALS		1,433,301
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.0%
Nortel Networks Corp. 6.125% 2/15/06	5,000	5,025
Electronic Equipment & Instruments - 0.3%
Flextronics International Ltd. 6.5% 5/15/13	55,000	54,588
Ingram Micro, Inc. 9.875% 8/15/08	90,000	98,100
PerkinElmer, Inc. 8.875% 1/15/13	70,000	78,575
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp.:
7.375% 3/1/06	$ 100,000	$ 103,000
9.625% 2/15/09	65,000	71,988
		406,251
IT Services - 0.1%
Anteon Corp. 12% 5/15/09	15,000	16,425
Dex Media, Inc.:
0% 11/15/13 (d)(f)	55,000	36,575
8% 11/15/13 (f)	55,000	55,756
Iron Mountain, Inc.:
6.625% 1/1/16	10,000	9,750
8.625% 4/1/13	15,000	16,313
		134,819
Office Electronics - 0.2%
Xerox Corp.:
7.125% 6/15/10	50,000	51,500
7.2% 4/1/16	80,000	77,800
7.625% 6/15/13	50,000	51,500
		180,800
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	13,000	15,470
Amkor Technology, Inc. 7.75% 5/15/13	55,000	58,575
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	75,000	80,250
		154,295
TOTAL INFORMATION TECHNOLOGY		881,190
MATERIALS - 1.5%
Chemicals - 0.4%
Avecia Group PLC 11% 7/1/09	15,000	12,900
Berry Plastics Corp. 10.75% 7/15/12	95,000	107,350
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	35,000	35,175
10.125% 9/1/08	45,000	47,363
10.625% 5/1/11 (f)	85,000	89,675
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Huntsman ICI Chemicals LLC 10.125% 7/1/09	$ 65,000	$ 64,350
Huntsman International LLC 9.875% 3/1/09 (f)	30,000	31,350
Millennium America, Inc.:
9.25% 6/15/08	70,000	74,900
9.25% 6/15/08 (f)	20,000	21,400
Nalco Co.:
7.75% 11/15/11 (f)	30,000	31,163
8.875% 11/15/13 (f)	30,000	31,088
OMNOVA Solutions, Inc. 11.25% 6/1/10 (f)	5,000	5,300
Solutia, Inc. 6.72% 10/15/37	45,000	35,550
		587,564
Construction Materials - 0.1%
Texas Industries, Inc. 10.25% 6/15/11 (f)	90,000	100,800
Containers & Packaging - 0.5%
Anchor Glass Container Corp. 11% 2/15/13	60,000	68,700
BWAY Corp. 10% 10/15/10 (f)	30,000	31,950
Crown Cork & Seal, Inc. 7.375% 12/15/26	25,000	22,000
Graphic Packaging International, Inc.:
8.5% 8/15/11 (f)	30,000	32,850
9.5% 8/15/13 (f)	30,000	33,150
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	100,000	101,000
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	20,000	21,500
Owens-Illinois, Inc.:
7.15% 5/15/05	85,000	87,125
7.35% 5/15/08	20,000	19,800
7.5% 5/15/10	30,000	30,000
7.8% 5/15/18	125,000	117,500
8.1% 5/15/07	20,000	20,700
Silgan Holdings, Inc.:
6.75% 11/15/13 (f)	40,000	39,800
9% 6/1/09	33,000	34,155
		660,230
Metals & Mining - 0.1%
CSN Islands VII Corp. 10.75% 9/12/08 (f)	50,000	54,250
Massey Energy Co. 6.625% 11/15/10 (f)	30,000	30,075
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Steel Dynamics, Inc.:
9.5% 3/15/09	$ 15,000	$ 16,425
9.5% 3/15/09 (f)	30,000	32,850
		133,600
Paper & Forest Products - 0.4%
Boise Cascade Corp.:
6.5% 11/1/10	40,000	41,000
7% 11/1/13	40,000	41,000
Buckeye Technologies, Inc. 8.5% 10/1/13 (f)	30,000	31,950
Georgia-Pacific Corp.:
7.5% 5/15/06	50,000	52,250
8.125% 5/15/11	40,000	43,600
8.875% 5/15/31	45,000	48,150
9.625% 3/15/22	35,000	36,400
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	20,000	20,250
Norske Skog Canada Ltd. 8.625% 6/15/11	50,000	51,000
Stone Container Corp.:
8.375% 7/1/12	80,000	84,800
9.75% 2/1/11	55,000	60,363
		510,763
TOTAL MATERIALS		1,992,957
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
ACC Escrow Corp. 10% 8/1/11 (f)	50,000	54,625
AT&T Broadband Corp. 8.375% 3/15/13	22,000	26,687
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	20,000	20,600
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	30,000	31,425
France Telecom SA 9.75% 3/1/31	10,000	13,087
Level 3 Communications, Inc. 9.125% 5/1/08	15,000	13,575
MCI Communications Corp.:
6.5% 4/15/10 (c)	70,000	56,525
6.95% 8/15/06 (c)	10,000	8,075
7.75% 3/15/24 (c)	45,000	36,225
7.75% 3/23/25 (c)	75,000	60,750
8.25% 1/20/23 (c)	30,000	24,150
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Corp. 8.875% 3/15/12 (f)	$ 85,000	$ 96,475
Qwest Services Corp.:
13% 12/15/07 (f)	40,000	45,700
13.5% 12/15/10 (f)	70,000	82,250
14% 12/15/14 (f)	92,000	112,700
Rogers Cantel, Inc. yankee 8.8% 10/1/07	80,000	82,400
Triton PCS, Inc.:
8.75% 11/15/11	80,000	76,800
9.375% 2/1/11	65,000	64,188
U.S. West Communications:
5.65% 11/1/04	25,000	25,000
7.2% 11/10/26	25,000	23,750
		954,987
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp.:
7.5% 12/1/13 (f)(g)	40,000	39,000
9.375% 8/1/11	45,000	49,163
10.75% 8/1/11	25,000	27,750
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	35,000	39,288
Dobson Communications Corp. 8.875% 10/1/13 (f)	45,000	45,225
Millicom International Cellular SA 10% 12/1/13 (f)	60,000	61,650
Nextel Communications, Inc.:
6.875% 10/31/13	85,000	87,125
7.375% 8/1/15	35,000	36,750
Rogers Wireless, Inc. 9.625% 5/1/11	130,000	150,150
		536,101
TOTAL TELECOMMUNICATION SERVICES		1,491,088
UTILITIES - 1.4%
Electric Utilities - 0.3%
CMS Energy Corp.:
7.5% 1/15/09	20,000	20,250
8.5% 4/15/11	55,000	57,544
9.875% 10/15/07	60,000	65,700
Illinois Power Co. 11.5% 12/15/10	45,000	53,100
Midland Funding Corp. II 11.75% 7/23/05	27,493	29,280
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Nevada Power Co.:
9% 8/15/13 (f)	$ 60,000	$ 65,400
10.875% 10/15/09	60,000	66,000
PG&E Corp. 6.875% 7/15/08 (f)	40,000	42,700
Southern California Edison Co. 7.25% 3/1/26	50,000	51,125
		451,099
Gas Utilities - 0.4%
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	30,000	32,850
10.125% 7/15/13 (f)	30,000	33,000
El Paso Energy Corp.:
6.75% 5/15/09	40,000	35,400
7.375% 12/15/12	5,000	4,250
7.75% 1/15/32	35,000	27,475
7.8% 8/1/31	30,000	22,650
8.05% 10/15/30	95,000	75,525
Sonat, Inc.:
6.625% 2/1/08	65,000	57,119
6.75% 10/1/07	35,000	31,413
6.875% 6/1/05	90,000	88,313
7.625% 7/15/11	70,000	60,550
Southern Star Central Corp. 8.5% 8/1/10 (f)	50,000	54,250
		522,795
Multi-Utilities & Unregulated Power - 0.7%
AES Corp.:
8.375% 8/15/07	25,000	25,000
8.5% 11/1/07	55,000	55,000
8.75% 6/15/08	45,000	46,125
8.75% 5/15/13 (f)	80,000	86,600
8.875% 2/15/11	97,000	101,729
9% 5/15/15 (f)	80,000	87,200
9.375% 9/15/10	11,000	11,756
9.5% 6/1/09	9,000	9,664
Calpine Corp.:
6.9% 7/15/07 (f)(i)	14,963	14,140
9.875% 12/1/11 (f)	25,000	24,563
El Paso Corp.:
7% 5/15/11	20,000	17,100
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
El Paso Corp.: - continued
7.875% 6/15/12	$ 35,000	$ 30,800
Williams Companies, Inc.:
6.5% 8/1/06	25,000	25,781
6.75% 1/15/06	60,000	61,500
7.125% 9/1/11	35,000	36,050
7.875% 9/1/21	125,000	125,938
8.125% 3/15/12	30,000	32,400
8.625% 6/1/10	60,000	65,400
		856,746
TOTAL UTILITIES		1,830,640
TOTAL NONCONVERTIBLE BONDS		15,133,785
TOTAL CORPORATE BONDS (Cost $14,128,301)		15,254,565
U.S. Government and Government Agency Obligations - 6.0%

U.S. Government Agency Obligations - 1.6%
Fannie Mae:
3.25% 1/15/08	255,000	253,805
6.125% 3/15/12	48,000	53,233
6.25% 2/1/11	115,000	125,762
Federal Home Loan Bank 3.625% 11/14/08	710,000	708,019
Freddie Mac:
2.75% 12/30/05	500,000	500,616
2.875% 9/15/05	194,000	196,728
3.625% 9/15/08	29,000	29,038
4.5% 7/15/13	50,000	48,977
5.25% 11/5/12	75,000	75,084
5.875% 3/21/11	60,000	64,242
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,055,504
U.S. Treasury Inflation Protected Obligations - 0.1%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	143,115	174,072
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 4.3%
U.S. Treasury Bills, yield at date of purchase 0.84% to 0.93% 12/18/03 to 2/19/04 (h)	$ 650,000	$ 649,320
U.S. Treasury Bonds:
7.875% 2/15/21	1,345,000	1,775,505
11.75% 2/15/10	645,000	722,148
U.S. Treasury Notes:
4.875% 2/15/12	1,375,000	1,447,725
6.5% 2/15/10	805,000	929,869
TOTAL U.S. TREASURY OBLIGATIONS		5,524,567
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,793,650)		7,754,143
Asset-Backed Securities - 0.2%

Amortizing Residential Collateral Trust Series 2002-BC6 Class A2, 1.4688% 8/25/32 (i)	56,543	56,482
Argent Securities, Inc. Series 2003-W3 Class M2, 2.9188% 9/25/33 (i)	25,000	25,344
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 1.5488% 5/25/33 (i)	42,253	42,296
First USA Secured Note Trust Series 2001-3 Class C, 2.17% 11/19/08 (f)(i)	15,000	15,005
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 2.37% 9/15/09 (i)	120,000	120,090
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	26,560	26,108
TOTAL ASSET-BACKED SECURITIES (Cost $285,486)		285,325
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Merrill Lynch Mortgage Investments, Inc. Series 2003-G Class XA1, 1% 1/25/29 (g)(j)	100,000	1,665
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (f)(j)	416,178	4,578
TOTAL PRIVATE SPONSOR		6,243
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - 0.0%
Freddie Mac Multi-class participation certificates guaranteed:
sequential pay Series 2303 Class VT, 6% 2/15/12	$ 11,705	$ 11,828
Series 2707 Class ZA, 4.5% 11/15/18	50,000	49,625
TOTAL U.S. GOVERNMENT AGENCY		61,453
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $68,102)		67,696
Fixed-Income Funds - 0.1%
Shares
Fidelity Ultra-Short Central Fund (k) (Cost $99,953)	1,008	100,316
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.09% (b) (Cost $18,548,797)	18,548,797	18,548,797
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $119,143,013)		129,615,504
NET OTHER ASSETS - 0.2%		236,451
NET ASSETS - 100%		$ 129,851,955
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
28 S&P 500 Index Contracts	Dec. 2003	$ 7,404,600	$ 226,151

The face value of futures purchased as a percentage of net assets - 5.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,966,665 or 3.1% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $649,320.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(k) A complete listing of the Fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	5.5%
AAA,AA,A	0.4%
BBB	0.1%
BB	2.9%
B	5.9%
CCC,CC,C	2.3%
D	0.1%
Not Rated	0.3%
Equities	73.2%
Short-Term Investments and Net Other Assets	9.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $98,782,115 and $105,143,744, respectively, of which long-term U.S. government and government agency obligations aggregated $21,840,596 and $19,809,854, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,950 for the period.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $22,444,000 of which $10,780,000 and $11,664,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (cost $119,143,013) - See accompanying schedule		$ 129,615,504
Cash		32,427
Receivable for investments sold		243,959
Receivable for fund shares sold		108,071
Dividends receivable		52,258
Interest receivable		435,871
Receivable for daily variation on futures contracts		8,078
Prepaid expenses		553
Other receivables		11,959
Total assets		130,508,680

Liabilities
Payable for investments purchased Regular delivery	$ 271,111
Delayed delivery	129,434
Payable for fund shares redeemed	70,319
Accrued management fee	60,779
Distribution fees payable	60,617
Other affiliated payables	35,745
Other payables and accrued expenses	28,720
Total liabilities		656,725

Net Assets		$ 129,851,955
Net Assets consist of:
Paid in capital		$ 142,830,282
Undistributed net investment income		417,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,094,621)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,698,697
Net Assets		$ 129,851,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,234,112 ÷ 3,648,679 shares)	$ 9.93

Maximum offering price per share (100/94.25 of $9.93)	$ 10.54
Class T: Net Asset Value and redemption price per share ($54,297,916 ÷ 5,483,638 shares)	$ 9.90

Maximum offering price per share (100/96.50 of $9.90)	$ 10.26
Class B: Net Asset Value and offering price per share ($25,462,958 ÷ 2,579,263 shares) A	$ 9.87

Class C: Net Asset Value and offering price per share ($13,149,650 ÷ 1,332,582 shares) A	$ 9.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($707,319 ÷ 71,057 shares)	$ 9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 759,058
Interest		2,088,803
Security lending		920
Total income		2,848,781

Expenses
Management fee	$ 646,688
Transfer agent fees	357,097
Distribution fees	630,344
Accounting and security lending fees	63,312
Non-interested trustees' compensation	453
Custodian fees and expenses	20,860
Registration fees	65,658
Audit	30,319
Legal	2,638
Miscellaneous	836
Total expenses before reductions	1,818,205
Expense reductions	(39,508)	1,778,697
Net investment income (loss)		1,070,084
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,322,751
Foreign currency transactions	(1,308)
Futures contracts	701,104
Total net realized gain (loss)		6,022,547
Change in net unrealized appreciation (depreciation) on: Investment securities	8,435,100
Assets and liabilities in foreign currencies	3
Futures contracts	5,243
Total change in net unrealized appreciation (depreciation)		8,440,346
Net gain (loss)		14,462,893
Net increase (decrease) in net assets resulting from operations		$ 15,532,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,070,084	$ 1,466,641
Net realized gain (loss)	6,022,547	(11,350,346)
Change in net unrealized appreciation (depreciation)	8,440,346	(1,675,232)
Net increase (decrease) in net assets resulting from operations	15,532,977	(11,558,937)
Distributions to shareholders from net investment income	(1,097,402)	(1,462,340)
Share transactions - net increase (decrease)	5,523,967	3,698,360
Total increase (decrease) in net assets	19,959,542	(9,322,917)

Net Assets
Beginning of period	109,892,413	119,215,330
End of period (including undistributed net investment income of $417,597 and undistributed net investment income of $408,580, respectively)	$ 129,851,955	$ 109,892,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 9.83	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.15	.20	.19	.12
Net realized and unrealized gain (loss)	1.16	(1.05)	(1.20)	.08	.80
Total from investment operations	1.28	(.90)	(1.00)	.27	.92
Distributions from net investment income	(.12)	(.16)	(.19)	(.17)	-
Net asset value, end of period	$ 9.93	$ 8.77	$ 9.83	$ 11.02	$ 10.92
Total Return B,C,D	14.79%	(9.28)%	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.27%	1.29%	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.27%	1.29%	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.23%	1.25%	1.23%	1.49%	1.74% A
Net investment income (loss)	1.33%	1.65%	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,234	$ 29,894	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.79	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.13	.17	.16	.10
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.19)	.08	.79
Total from investment operations	1.24	(.92)	(1.02)	.24	.89
Distributions from net investment income	(.09)	(.12)	(.18)	(.14)	-
Net asset value, end of period	$ 9.90	$ 8.75	$ 9.79	$ 10.99	$ 10.89
Total Return B,C,D	14.33%	(9.50)%	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.59%	1.56%	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.59%	1.56%	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.56%	1.53%	1.52%	1.76%	1.99% A
Net investment income (loss)	1.00%	1.38%	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,298	$ 45,804	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 9.78	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.08	.12	.10	.05
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.19)	.09	.80
Total from investment operations	1.19	(.97)	(1.07)	.19	.85
Distributions from net investment income	(.05)	(.08)	(.11)	(.08)	-
Net asset value, end of period	$ 9.87	$ 8.73	$ 9.78	$ 10.96	$ 10.85
Total Return B,C,D	13.72%	(10.00)%	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.12%	2.10%	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.12%	2.10%	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.08%	2.06%	2.01%	2.26%	2.49% A
Net investment income (loss)	.48%	.84%	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,463	$ 19,261	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.72	$ 9.77	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.08	.12	.10	.05
Net realized and unrealized gain (loss)	1.15	(1.05)	(1.18)	.08	.80
Total from investment operations	1.20	(.97)	(1.06)	.18	.85
Distributions from net investment income	(.05)	(.08)	(.11)	(.09)	-
Net asset value, end of period	$ 9.87	$ 8.72	$ 9.77	$ 10.94	$ 10.85
Total Return B,C,D	13.85%	(10.01)%	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.08%	2.07%	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.08%	2.07%	2.02%	2.26%	2.50% A
Expenses net of all reductions	2.05%	2.03%	1.99%	2.24%	2.49% A
Net investment income (loss)	.52%	.88%	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,150	$ 9,574	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.78	$ 9.85	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.16	.24	.22	.14
Net realized and unrealized gain (loss)	1.15	(1.04)	(1.21)	.08	.81
Total from investment operations	1.30	(.88)	(.97)	.30	.95
Distributions from net investment income	(.13)	(.19)	(.22)	(.21)	-
Net asset value, end of period	$ 9.95	$ 8.78	$ 9.85	$ 11.04	$ 10.95
Total Return B,C	15.03%	(9.07)%	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.13%	1.11%	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	1.13%	1.11%	.95%	1.28%	1.50% A
Expenses net of all reductions	1.09%	1.07%	.92%	1.26%	1.49% A
Net investment income (loss)	1.47%	1.84%	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 707	$ 5,359	$ 745	$ 1,193	$ 976
Portfolio turnover rate	99%	120%	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 15,436,927
Unrealized depreciation	(6,291,119)
Net unrealized appreciation (depreciation)	9,145,808
Undistributed ordinary income	319,455
Capital loss carryforward	(22,443,524)

Cost for federal income tax purposes	$ 120,469,696

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 1,097,402	$ 1,462,340

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 82,205	$ -	$ 4,506
Class T	.26%	.25%	232,547	22	6,571
Class B	.75%	.25%	211,792	158,845	-
Class C	.75%	.25%	103,800	20,380	-
			$ 630,344	$ 179,247	$ 11,077

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,480
Class T	9,216
Class B*	80,260
Class C*	1,356
$ 106,312

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 80,172.26
Class T	150,692.33
Class B	78,952.37
Class C	34,787.33
Institutional Class	12,494.38
	$ 357,097

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $128,287 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 28,030	$ 401
Class A	4,506	-	-
Class T	6,571	-	-
	$ 11,077	$ 28,030	$ 401
8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 411,851	$ 286,281
Class T	451,390	821,156
Class B	115,181	180,392
Class C	56,433	93,044
Institutional Class	62,547	81,467
Total	$ 1,097,402	$ 1,462,340

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	783,840	2,397,802	$ 7,143,367	$ 20,719,417
Reinvestment of distributions	46,539	29,971	406,768	281,079
Shares redeemed	(589,674)	(493,090)	(5,293,789)	(4,329,528)
Net increase (decrease)	240,705	1,934,683	$ 2,256,346	$ 16,670,968
Class T
Shares sold	1,504,801	1,700,009	$ 13,788,895	$ 14,892,440
Reinvestment of distributions	51,501	84,041	443,726	810,453
Shares redeemed	(1,309,706)	(3,833,418)	(11,556,773)	(33,772,832)
Net increase (decrease)	246,596	(2,049,368)	$ 2,675,848	$ (18,069,939)
Class B
Shares sold	886,189	609,734	$ 7,962,192	$ 5,567,194
Reinvestment of distributions	11,729	16,285	100,012	158,803
Shares redeemed	(526,101)	(627,755)	(4,664,297)	(5,501,721)
Net increase (decrease)	371,817	(1,736)	$ 3,397,907	$ 224,276
Class C
Shares sold	566,162	389,032	$ 5,122,278	$ 3,544,462
Reinvestment of distributions	5,829	8,234	49,618	80,247
Shares redeemed	(337,614)	(429,343)	(2,974,840)	(3,856,430)
Net increase (decrease)	234,377	(32,077)	$ 2,197,056	$ (231,721)
Institutional Class
Shares sold	96,571	681,032	$ 844,779	$ 6,434,799
Reinvestment of distributions	7,187	8,237	61,061	76,893
Shares redeemed	(643,241)	(154,427)	(5,909,030)	(1,406,916)
Net increase (decrease)	(539,483)	534,842	$ (5,003,190)	$ 5,104,776

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Asset Allocation Fund. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Asset Allocation Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard C. Habermann (63)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation Fund. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current reasonabilities, Mr. Habermann managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Asset Allocation Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Asset Allocation Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Asset Allocation Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Asset Allocation Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 11.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 33%, 11%, 11% and 11% of the dividends distributed in December, March, June and September, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100%, 100% and 100% of the dividends distributed in March, June and September, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AALI-UANN-0104
1.786672.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Balanced Fund -

Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	5.60%	-0.25%	4.96%
Class T (incl. 3.50% sales charge)	7.77%	-0.05%	5.09%
Class B (incl. contingent deferred sales charge)B	6.08%	-0.21%	5.04%
Class C (incl. contingent deferred sales charge)C	10.09%	0.08%	5.03%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 31, 1996. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class T on November 30, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Advisor Balanced Fund

A healthier economy led to improved equity market performance but tempered investment-grade bonds somewhat for the year ending November 30, 2003. Early signs of an economic recovery were seen when gross domestic product (GDP) surprised on the upside in the first two quarters of 2003. Other stimuli included a June interest rate cut by the Federal Reserve Board, federal tax incentives and a boom in mortgage refinancing. GDP grew 8.2% in the third quarter, its highest jump since 1984. For the 12 months overall, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%. Meanwhile, despite a challenging second half, the Lehman Brothers® Aggregate Bond Index rose 5.18%. Corporates had a solid year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 9.65%. Treasuries - the highest-quality bond sector - returned only 3.98%. Heavy home refinancing activity hampered mortgage securities, while problems at two major government-sponsored enterprises hurt agency bonds. Still, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes climbed 3.85% and 3.04%, respectively.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 12.04%, 11.68%, 11.08% and 11.09%, respectively, while the Fidelity Balanced 60/40 Composite Index and the LipperSM Balanced Funds Average returned 11.33% and 12.21%, respectively. The fund's equities contributed the most to absolute returns but were a drag relative to its benchmarks. Our fixed-income investments, meanwhile, fared quite well on a relative basis. Specifically, we benefited from allocating part of the bond subportfolio to high-yield securities, which trounced investment-grade debt. Rebounding corporate bonds also helped our investment-grade holdings soundly beat the Lehman Brothers index. On the equity front, weak sector positioning more than offset good stock picking overall. Most of the modest shortfall versus the S&P 500® came in the second half of the period as I avoided surging technology stocks such as Intel. Overweighting weak telecommunication services stocks - most notably BellSouth - also hurt, as did retailers such as Kohl's. Conversely, we had some solid picks in the media group, led by large stakes in satellite broadcaster EchoStar and ad giant Omnicom Group. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting lagging drug stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicom Group, Inc.	3.6	3.9
Gillette Co.	3.4	3.6
Morgan Stanley	3.3	3.1
BellSouth Corp.	3.0	3.0
EchoStar Communications Corp. Class A	3.0	2.6
	16.3
Top Five Bond Issuers as of November 30, 2003
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.5	11.2
U.S. Treasury Obligations	3.4	3.0
Government National Mortgage Association	1.6	2.4
Freddie Mac	1.1	0.9
AES Corp.	0.3	0.1
	17.9
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.9	18.1
Consumer Discretionary	14.5	14.9
Consumer Staples	11.9	11.2
Telecommunication Services	6.7	6.8
Industrials	4.9	5.8
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 55.2%		Stocks 55.4%
	Bond Exposure 36.2%		Bond Exposure 37.2%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 8.3%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	4.2%	** Foreign investments	3.4%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 55.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	682	$ 0
Hotels, Restaurants & Leisure - 0.2%
Starwood Hotels & Resorts Worldwide, Inc. unit	90,700	3,126
Household Durables - 0.1%
Garmin Ltd.	20,819	1,166
Media - 9.0%
Comcast Corp. Class A (special) (a)	211,000	6,362
E.W. Scripps Co. Class A	285,000	26,237
EchoStar Communications Corp. Class A (a)	1,487,520	51,290
News Corp. Ltd. ADR	179,800	6,158
Omnicom Group, Inc.	787,150	62,690
Pegasus Communications Corp. Class A (a)	53,360	1,071
Tribune Co.	34,000	1,661
		155,469
Multiline Retail - 1.5%
Barneys, Inc. warrants 4/1/08 (a)	460	5
Dollar Tree Stores, Inc. (a)	165,400	5,251
Kohl's Corp. (a)	429,700	20,763
Nordstrom, Inc.	22,700	783
		26,802
Specialty Retail - 0.5%
Hollywood Entertainment Corp. (a)	586,200	8,007
Stage Stores, Inc. (a)	770	24
		8,031
Textiles Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	209,700	7,342
TOTAL CONSUMER DISCRETIONARY		201,936
CONSUMER STAPLES - 11.2%
Beverages - 0.8%
Anheuser-Busch Companies, Inc.	56,100	2,907
The Coca-Cola Co.	226,300	10,523
		13,430
Food & Staples Retailing - 3.3%
Sysco Corp.	136,200	4,947
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	694,500	$ 38,642
Walgreen Co.	348,400	12,825
		56,414
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	332,000	9,525
Household Products - 2.4%
Colgate-Palmolive Co.	499,800	26,240
Kimberly-Clark Corp.	290,300	15,740
		41,980
Personal Products - 3.4%
Gillette Co.	1,756,600	59,250
Tobacco - 0.7%
Altria Group, Inc.	245,720	12,777
TOTAL CONSUMER STAPLES		193,376
ENERGY - 2.3%
Oil & Gas - 2.3%
BP PLC sponsored ADR	224,200	9,571
Exxon Mobil Corp.	815,268	29,488
		39,059
FINANCIALS - 13.2%
Capital Markets - 7.0%
Goldman Sachs Group, Inc.	269,700	25,913
Merrill Lynch & Co., Inc.	671,400	38,102
Morgan Stanley	1,029,900	56,933
		120,948
Commercial Banks - 3.4%
Bank One Corp.	149,100	6,465
Wells Fargo & Co.	893,900	51,247
		57,712
Consumer Finance - 0.5%
American Express Co.	186,600	8,529
Insurance - 2.1%
Allstate Corp.	227,400	9,182
American International Group, Inc.	342,725	19,861
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
PartnerRe Ltd.	92,300	$ 5,143
Travelers Property Casualty Corp. Class B	123,900	1,933
		36,119
Real Estate - 0.2%
Equity Office Properties Trust	137,100	3,802
TOTAL FINANCIALS		227,110
HEALTH CARE - 3.8%
Biotechnology - 1.5%
Amgen, Inc. (a)	456,300	26,242
Health Care Equipment & Supplies - 0.8%
Alcon, Inc.	102,800	5,980
Medtronic, Inc.	179,200	8,100
		14,080
Pharmaceuticals - 1.5%
Allergan, Inc.	81,400	6,083
Pfizer, Inc.	583,150	19,565
		25,648
TOTAL HEALTH CARE		65,970
INDUSTRIALS - 3.7%
Aerospace & Defense - 1.0%
EADS NV	100,600	2,195
Lockheed Martin Corp.	95,500	4,387
Northrop Grumman Corp.	68,700	6,364
United Technologies Corp.	48,400	4,148
		17,094
Airlines - 0.9%
Continental Airlines, Inc. Class B (a)	535,400	9,985
Northwest Airlines Corp. (a)	279,700	3,695
Southwest Airlines Co.	148,400	2,668
		16,348
Building Products - 0.1%
American Standard Companies, Inc. (a)	22,200	2,213
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.	76,400	4,208
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.0%
General Electric Co.	607,100	$ 17,406
Machinery - 0.1%
Illinois Tool Works, Inc.	11,700	914
Road & Rail - 0.4%
Union Pacific Corp.	100,600	6,406
TOTAL INDUSTRIALS		64,589
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	878,600	19,909
Foundry Networks, Inc. (a)	300	8
Nokia Corp. sponsored ADR	25,700	462
		20,379
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	12,800	991
IT Services - 0.4%
Paychex, Inc.	196,581	7,562
Software - 2.0%
Microsoft Corp.	1,367,300	35,140
TOTAL INFORMATION TECHNOLOGY		64,072
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	23,500	1,374
Praxair, Inc.	2,300	165
		1,539
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.8%
BellSouth Corp.	1,982,800	51,612
SBC Communications, Inc.	591,484	13,770
Verizon Communications, Inc.	537,600	17,617
		82,999
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.6%
Electric Utilities - 0.6%
Entergy Corp.	180,000	$ 9,515
FPL Group, Inc.	2,500	159
		9,674
TOTAL COMMON STOCKS (Cost $844,057)		950,324
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	355
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	430	41
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II 8.875% (a)	600	596
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	23	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS		637
TOTAL PREFERRED STOCKS (Cost $893)		992
Corporate Bonds - 15.0%
	Principal Amount (000s)
Convertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 6% 6/1/11	$ 472	552
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 15.0%
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp.:
6.5% 11/15/13	$ 230	$ 238
7.2% 9/1/09	750	818
Dana Corp.:
9% 8/15/11	240	274
10.125% 3/15/10	600	681
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	100	106
Lear Corp. 8.11% 5/15/09	100	116
Stoneridge, Inc. 11.5% 5/1/12	20	23
United Components, Inc. 9.375% 6/15/13 (f)	130	138
		2,394
Automobiles - 0.2%
Case New Holland, Inc. 9.25% 8/1/11 (f)	630	706
General Motors Corp.:
7.2% 1/15/11	1,000	1,057
8.25% 7/15/23	570	615
8.375% 7/15/33	695	757
		3,135
Hotels, Restaurants & Leisure - 0.6%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	205	186
10.5% 7/15/11 (f)	605	608
Domino's, Inc. 8.25% 7/1/11 (f)	230	242
Florida Panthers Holdings, Inc. 9.875% 4/15/09	725	772
Gaylord Entertainment Co. 8% 11/15/13 (f)	160	166
Herbst Gaming, Inc. 10.75% 9/1/08	140	157
Horseshoe Gaming LLC 8.625% 5/15/09	814	867
Intrawest Corp. 7.5% 10/15/13 (f)	210	212
Mandalay Resort Group 6.5% 7/31/09 (f)	600	615
MGM MIRAGE 8.5% 9/15/10	385	438
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	130	118
Penn National Gaming, Inc. 6.875% 12/1/11 (f)(g)	590	583
Premier Parks, Inc. 9.75% 6/15/07	465	481
Six Flags, Inc. 8.875% 2/1/10	130	127
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	630	677
Station Casinos, Inc. 8.375% 2/15/08	845	913
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	$ 990	$ 1,079
Tricon Global Restaurants, Inc. 8.875% 4/15/11	585	702
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	158	167
Wheeling Island Gaming, Inc. 10.125% 12/15/09	300	315
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	690	799
		10,224
Household Durables - 0.0%
Standard Pacific Corp. 9.25% 4/15/12	240	266
Telex Communications, Inc. 11.5% 10/15/08 (f)	170	179
WCI Communities, Inc. 7.875% 10/1/13 (f)	200	208
		653
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	765	872
Media - 1.7%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	200	212
AMC Entertainment, Inc.:
9.5% 2/1/11	305	319
9.875% 2/1/12	420	458
American Media Operations, Inc. 10.25% 5/1/09	770	822
AOL Time Warner, Inc. 7.625% 4/15/31	1,000	1,134
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	1,500	1,760
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	800	456
8.625% 4/1/09	1,670	1,336
9.625% 11/15/09	270	216
10% 4/1/09	320	264
10% 5/15/11	1,245	990
10.25% 1/15/10	700	578
Clear Channel Communications, Inc. 7.65% 9/15/10	1,250	1,460
Comcast Corp. 7.05% 3/15/33	845	907
Corus Entertainment, Inc. 8.75% 3/1/12	780	854
Cox Communications, Inc. 7.125% 10/1/12	980	1,121
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
CSC Holdings, Inc.:
7.625% 4/1/11	$ 1,598	$ 1,614
7.625% 7/15/18	195	192
7.875% 2/15/18	75	75
9.875% 2/15/13	270	281
EchoStar DBS Corp.:
9.125% 1/15/09	549	615
10.375% 10/1/07	1,200	1,317
Entravision Communications Corp. 8.125% 3/15/09	385	411
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	493	308
LBI Media, Inc. 10.125% 7/15/12	535	601
News America Holdings, Inc. 7.375% 10/17/08	1,850	2,098
Nextmedia Operating, Inc. 10.75% 7/1/11	370	417
Pegasus Satellite Communications, Inc. 11.25% 1/15/10 (f)	555	444
PEI Holdings, Inc. 11% 3/15/10	435	502
PRIMEDIA, Inc. 7.625% 4/1/08	1,275	1,265
Radio One, Inc. 8.875% 7/1/11	1,625	1,783
Satelites Mexicanos SA de CV 5.6188% 6/30/04 (f)(h)	186	160
Telewest PLC:
11% 10/1/07 (c)	1,431	841
yankee 9.625% 10/1/06 (c)	1,172	674
Time Warner, Inc. 6.625% 5/15/29	655	665
Videotron LTEE 6.875% 1/15/14 (f)	140	143
Vivendi Universal SA:
6.25% 7/15/08 (f)	290	303
9.25% 4/15/10 (f)	980	1,149
Yell Finance BV 10.75% 8/1/11	547	638
		29,383
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	460	423
Specialty Retail - 0.1%
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)(g)	120	122
Hollywood Entertainment Corp. 9.625% 3/15/11	180	194
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	70	75
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	280	294
		685
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
11.625% 1/15/08	$ 25	$ 19
12.25% 12/15/12	115	82
		101
TOTAL CONSUMER DISCRETIONARY		47,870
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Miller Brewing Co. 5.5% 8/15/13 (f)	1,220	1,241
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	1,445	1,604
Rite Aid Corp. 6.875% 8/15/13	230	217
The Great Atlantic & Pacific Tea Co.:
7.75% 4/15/07	135	118
9.125% 12/15/11	385	337
		2,276
Food Products - 0.2%
Central Garden & Pet Co. 9.125% 2/1/13	120	133
Chiquita Brands International, Inc. 10.56% 3/15/09	375	412
Corn Products International, Inc.:
8.25% 7/15/07	755	831
8.45% 8/15/09	110	122
Dean Foods Co.:
6.9% 10/15/17	545	556
8.15% 8/1/07	705	776
Doane Pet Care Co.:
9.75% 5/15/07	485	424
10.75% 3/1/10	470	484
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	100	108
Land O'Lakes, Inc. 8.75% 11/15/11	210	193
Michael Foods, Inc. 8% 11/15/13 (f)	100	103
		4,142
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	420	315
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	840	840
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Altria Group, Inc. 7% 11/4/13	$ 905	$ 938
Philip Morris Companies, Inc. 7.75% 1/15/27	1,500	1,579
		2,517
TOTAL CONSUMER STAPLES		11,331
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	147	151
Grant Prideco, Inc.:
9% 12/15/09	100	109
9.625% 12/1/07	370	409
Key Energy Services, Inc. 8.375% 3/1/08	190	203
Kinder Morgan, Inc. 6.5% 9/1/12	640	703
Seabulk International, Inc. 9.5% 8/15/13 (f)	345	355
SESI LLC 8.875% 5/15/11	40	43
		1,973
Oil & Gas - 0.5%
Chesapeake Energy Corp. 8.125% 4/1/11	495	540
Forest Oil Corp. 8% 12/15/11	370	398
General Maritime Corp. 10% 3/15/13	590	661
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	140	164
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	840	916
Range Resources Corp. 7.375% 7/15/13	420	420
Teekay Shipping Corp. 8.875% 7/15/11	1,365	1,549
The Coastal Corp.:
6.2% 5/15/04	175	175
6.375% 2/1/09	185	155
6.5% 5/15/06	325	300
6.5% 6/1/08	1,115	953
7.5% 8/15/06	1,100	1,034
7.625% 9/1/08	190	169
7.75% 6/15/10	890	779
Vintage Petroleum, Inc. 8.25% 5/1/12	405	439
		8,652
TOTAL ENERGY		10,625
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Capital Markets - 0.7%
Amvescap PLC yankee 6.6% 5/15/05	$ 270	$ 286
BankAmerica Corp. 5.875% 2/15/09	2,500	2,719
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,605	1,775
Goldman Sachs Group, Inc. 6.6% 1/15/12	2,345	2,603
J.P. Morgan Chase & Co. 5.35% 3/1/07	1,500	1,595
Merrill Lynch & Co., Inc.:
3.125% 7/15/08	1,155	1,126
6.15% 1/26/06	525	565
Morgan Stanley:
5.3% 3/1/13	500	506
6.6% 4/1/12	900	1,002
		12,177
Commercial Banks - 0.3%
Bank of America Corp. 6.25% 4/15/12	1,000	1,094
Bank One NA, Chicago 3.7% 1/15/08	1,335	1,342
Korea Development Bank 7.375% 9/17/04	255	266
PNC Funding Corp. 5.75% 8/1/06	1,150	1,230
Popular North America, Inc. 6.125% 10/15/06	1,020	1,104
		5,036
Consumer Finance - 0.9%
American General Finance Corp.:
2.75% 6/15/08	95	91
5.875% 7/14/06	3,465	3,723
Capital One Bank 4.875% 5/15/08	730	746
Ford Motor Credit Co.:
7.375% 10/28/09	1,490	1,576
7.875% 6/15/10	1,500	1,604
General Motors Acceptance Corp.:
6.875% 8/28/12	1,100	1,133
7.75% 1/19/10	1,100	1,204
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
Household Finance Corp.:
6.375% 10/15/11	$ 1,080	$ 1,183
6.375% 11/27/12	500	544
7% 5/15/12	170	193
Household International, Inc. 8.875% 2/15/08	850	955
MBNA Corp.:
6.25% 1/17/07	770	832
7.5% 3/15/12	1,125	1,283
		15,067
Diversified Financial Services - 1.9%
Ahold Finance USA, Inc.:
6.25% 5/1/09	520	524
8.25% 7/15/10	865	939
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,082
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	360	319
6.977% 11/23/22	48	43
7.377% 5/23/19	492	340
7.379% 5/23/16	95	65
7.8% 4/1/08	130	114
8.608% 10/1/12	405	365
10.18% 1/2/13	185	133
Arch Western Finance LLC 6.75% 7/1/13 (f)	845	866
ASIF Global Financing XVIII 3.85% 11/26/07 (f)	40	40
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	380	409
CIT Group, Inc. 7.75% 4/2/12	500	584
Citigroup, Inc. 7.25% 10/1/10	900	1,043
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	50	40
6.748% 9/15/18	36	29
6.795% 8/2/18	281	236
6.8% 7/2/07	33	30
6.9% 1/2/17	661	542
7.373% 12/15/15	645	548
7.568% 12/1/06	205	166
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
7.73% 9/15/12	$ 84	$ 70
8.312% 10/2/12	410	349
8.321% 11/1/06	25	24
8.388% 5/1/22	137	111
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	65	59
7.57% 11/18/10	380	391
7.711% 9/18/11	75	66
7.779% 11/18/05	360	328
7.779% 1/2/12	161	137
7.92% 5/18/12	1,065	959
10.06% 1/2/16	130	101
Deutsche Telekom International Finance BV:
5.25% 7/22/13	530	528
8.75% 6/15/30	2,000	2,518
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	190	208
9.875% 8/15/13 (f)	220	250
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	580	634
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	370	395
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	140	140
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	555	584
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(h)	320	330
11% 7/15/10 (f)	250	268
Hutchison Whampoa International 3/33 Ltd. 7.45% 11/24/33 (f)	1,000	991
Jostens Holding Corp. 0% 12/1/13 (d)(f)	160	101
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	410	428
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	130	144
NiSource Finance Corp. 7.875% 11/15/10	2,000	2,356
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	$ 158	$ 141
7.248% 7/2/14	229	165
7.691% 4/1/17	28	22
7.95% 9/1/16	28	23
8.304% 9/1/10	198	167
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,095
7.875% 2/1/09 (h)	1,200	1,344
Petronas Capital Ltd. 7% 5/22/12 (f)	2,295	2,580
Power Contract Financing LLC 6.256% 2/1/10 (f)	830	849
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(h)	790	788
Sheridan Group, Inc. 10.25% 8/15/11 (f)	210	221
Sprint Capital Corp. 6.875% 11/15/28	1,850	1,743
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	90	94
U.S. Airways pass thru trust certificates 6.85% 7/30/19	119	111
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	990	1,148
Verizon Global Funding Corp. 7.25% 12/1/10	830	948
		33,366
Insurance - 0.0%
Principal Life Global Funding I:
5.125% 6/28/07 (f)	400	424
6.25% 2/15/12 (f)	490	532
		956
Real Estate - 0.5%
Boston Properties, Inc. 6.25% 1/15/13	750	799
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,596
CenterPoint Properties Trust 6.75% 4/1/05	1,190	1,252
EOP Operating LP 7% 7/15/11	1,250	1,407
ERP Operating LP 7.1% 6/23/04	1,500	1,543
ProLogis 6.7% 4/15/04	510	521
Senior Housing Properties Trust 8.625% 1/15/12	770	839
		7,957
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 1,300	$ 1,381
Washington Mutual, Inc.:
4.375% 1/15/08	530	542
5.625% 1/15/07	1,635	1,752
		3,675
TOTAL FINANCIALS		78,234
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	270	277
Health Care Providers & Services - 0.2%
AmeriPath, Inc. 10.5% 4/1/13	795	835
AmerisourceBergen Corp. 8.125% 9/1/08	130	144
Fountain View, Inc. 9.25% 8/19/08 (e)	640	634
Genesis HealthCare Corp. 8% 10/15/13 (f)	90	92
National Nephrology Associates, Inc. 9% 11/1/11 (f)	120	124
Neighborcare, Inc. 6.875% 11/15/13 (f)	400	404
PacifiCare Health Systems, Inc. 10.75% 6/1/09	355	407
Psychiatric Solutions, Inc. 10.625% 6/15/13 (f)	365	408
Tenet Healthcare Corp.:
5.375% 11/15/06	70	67
6.375% 12/1/11	230	212
Triad Hospitals, Inc. 8.75% 5/1/09	500	541
		3,868
TOTAL HEALTH CARE		4,145
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	150	137
8.5% 10/1/10 (f)	60	63
8.875% 5/1/11	640	582
9.5% 11/1/08	345	328
DRS Technologies, Inc. 6.875% 11/1/13 (f)	130	132
Raytheon Co. 8.3% 3/1/10	2,000	2,373
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Transdigm, Inc. 8.375% 7/15/11 (f)	$ 180	$ 192
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	345	350
		4,157
Airlines - 0.4%
Continental Airlines, Inc. 8% 12/15/05	4,320	4,169
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	78	67
7.9% 12/15/09	30	24
8.3% 12/15/29	745	473
Northwest Airlines, Inc.:
7.875% 3/15/08	1,375	1,107
8.875% 6/1/06	390	347
9.875% 3/15/07	500	448
NWA Trust 10.23% 6/21/14	138	123
		6,758
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	200	218
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	990	1,042
8.5% 12/1/08	250	274
American Color Graphics, Inc. 10% 6/15/10 (f)	465	468
		1,784
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	110	116
Industrial Conglomerates - 0.2%
Koppers, Inc. 9.875% 10/15/13 (f)	120	130
Tyco International Group SA yankee:
6.375% 10/15/11	340	357
6.75% 2/15/11	2,500	2,688
		3,175
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	110	120
Cummins, Inc. 9.5% 12/1/10 (f)	170	195
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	$ 110	$ 117
Terex Corp. 7.375% 1/15/14 (f)	590	587
		1,019
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	160	160
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	1,085	1,107
9.5% 10/1/08	70	76
TFM SA de CV yankee:
10.25% 6/15/07	730	750
11.75% 6/15/09	775	789
		2,722
TOTAL INDUSTRIALS		20,109
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Marconi Corp. PLC 8% 4/30/08 (f)	295	292
Motorola, Inc. 6.5% 11/15/28	750	730
Nortel Networks Corp. 6.125% 2/15/06	680	683
		1,705
IT Services - 0.1%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	560	372
8% 11/15/13 (f)	610	618
		990
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	1,665	1,715
7.625% 6/15/13	570	587
		2,302
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	188	224
Amkor Technology, Inc.:
7.75% 5/15/13	290	309
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Amkor Technology, Inc.: - continued
9.25% 2/15/08	$ 55	$ 62
10.5% 5/1/09	15	16
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000	995
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	320	381
		1,987
TOTAL INFORMATION TECHNOLOGY		6,984
MATERIALS - 0.8%
Chemicals - 0.2%
Avecia Group PLC 11% 7/1/09	779	670
Berry Plastics Corp. 10.75% 7/15/12 (f)	270	305
Compass Minerals Group, Inc. 10% 8/15/11	550	611
Equistar Chemicals LP/Equistar Funding Corp.
10.625% 5/1/11 (f)	630	664
Geon Co. 6.875% 12/15/05	60	57
Lyondell Chemical Co.:
9.625% 5/1/07	120	123
9.875% 5/1/07	380	390
11.125% 7/15/12	20	21
Nalco Co.:
7.75% 11/15/11 (f)	230	239
8.875% 11/15/13 (f)	230	238
PolyOne Corp.:
8.875% 5/1/12	265	231
10.625% 5/15/10	310	298
The Scotts Co. 6.625% 11/15/13 (f)	230	233
		4,080
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	80	62
BWAY Corp. 10% 10/15/10 (f)	150	160
Crown Cork & Seal, Inc. 8% 4/15/23	200	180
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	240	251
8.25% 5/15/13	410	426
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Brockway Glass Container, Inc.: - continued
8.75% 11/15/12	$ 340	$ 371
8.875% 2/15/09	975	1,048
Owens-Illinois, Inc.:
7.15% 5/15/05	310	318
7.35% 5/15/08	130	129
7.5% 5/15/10	110	110
7.8% 5/15/18	50	47
8.1% 5/15/07	250	259
Sealed Air Corp.:
5.625% 7/15/13 (f)	170	172
6.875% 7/15/33 (f)	355	371
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	530	543
		4,447
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	600	675
IMCO Recycling, Inc. 10.375% 10/15/10 (f)	210	200
Massey Energy Co. 6.625% 11/15/10 (f)	210	211
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	615	461
Steel Dynamics, Inc. 9.5% 3/15/09	75	82
		1,629
Paper & Forest Products - 0.2%
Boise Cascade Corp.:
6.5% 11/1/10	310	318
7% 11/1/13	310	318
Buckeye Technologies, Inc. 8.5% 10/1/13 (f)	205	218
Georgia-Pacific Corp. 9.5% 12/1/11	915	1,050
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	100	101
Norske Skog Canada Ltd. 8.625% 6/15/11	330	337
Stone Container Corp.:
8.375% 7/1/12	360	382
9.75% 2/1/11	420	461
Weyerhaeuser Co. 6.75% 3/15/12	625	674
		3,859
TOTAL MATERIALS		14,015
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.1%
ACC Escrow Corp. 10% 8/1/11 (f)	$ 540	$ 590
AT&T Corp.:
8.05% 11/15/11	1,170	1,328
8.5% 11/15/31	1,220	1,401
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	190	199
Citizens Communications Co. 8.5% 5/15/06	750	845
France Telecom SA:
9% 3/1/11	900	1,079
9.75% 3/1/31	1,200	1,570
MCI Communications Corp.:
7.125% 6/15/27 (c)	155	121
7.75% 3/15/24 (c)	30	24
7.75% 3/23/25 (c)	45	36
8.25% 1/20/23 (c)	100	81
Qwest Corp. 8.875% 3/15/12 (f)	365	414
Qwest Services Corp. 13.5% 12/15/10 (f)	2,945	3,460
Telecom Italia Capital 5.25% 11/15/13 (f)	1,300	1,293
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,100	1,191
Telefonica Europe BV 7.75% 9/15/10	1,200	1,410
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	380	222
TELUS Corp. yankee 7.5% 6/1/07	1,720	1,901
Verizon New York, Inc. 6.875% 4/1/12	1,200	1,314
		18,479
Wireless Telecommunication Services - 0.7%
American Tower Corp. 9.375% 2/1/09	685	719
AT&T Wireless Services, Inc. 8.75% 3/1/31	1,740	2,037
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	200	210
Crown Castle International Corp.:
7.5% 12/1/13 (f)(g)	330	322
9.375% 8/1/11	590	645
9.5% 8/1/11	75	80
10.75% 8/1/11	320	355
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,340	1,504
Dobson Communications Corp. 8.875% 10/1/13 (f)	390	392
Millicom International Cellular SA 10% 12/1/13 (f)	400	411
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
9.375% 11/15/09	$ 1,895	$ 2,066
9.5% 2/1/11	1,530	1,744
Nextel Partners, Inc. 8.125% 7/1/11 (f)	130	135
Rogers Wireless, Inc. 9.625% 5/1/11	550	635
Western Wireless Corp. 9.25% 7/15/13	480	499
		11,754
TOTAL TELECOMMUNICATION SERVICES		30,233
UTILITIES - 2.0%
Electric Utilities - 0.9%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	205	193
CMS Energy Corp.:
7.5% 1/15/09	430	435
7.625% 11/15/04	1,240	1,269
7.75% 8/1/10 (f)	515	527
8.5% 4/15/11	500	523
8.9% 7/15/08	610	647
9.875% 10/15/07	1,150	1,259
Detroit Edison Co. 6.125% 10/1/10	1,155	1,256
Dominion Resources, Inc. 6.25% 6/30/12	1,005	1,087
Duke Capital Corp. 6.75% 2/15/32	570	578
Edison International 6.875% 9/15/04	434	446
FirstEnergy Corp. 6.45% 11/15/11	565	589
Illinois Power Co.:
7.5% 6/15/09	1,275	1,383
11.5% 12/15/10	650	767
Nevada Power Co.:
6.2% 4/15/04	85	85
10.875% 10/15/09	110	121
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	756
Pacific Gas & Electric Co.:
7.05% 3/1/24	100	102
10.375% 11/1/05 (f)(h)	855	864
PG&E Corp. 6.875% 7/15/08 (f)	255	272
Public Service Co. of Colorado 7.875% 10/1/12	715	865
Sierra Pacific Power Co. 8% 6/1/08	550	578
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.:
7.125% 7/15/25	$ 35	$ 36
7.25% 3/1/26	105	107
7.625% 1/15/10	480	542
8% 2/15/07	385	431
		15,718
Gas Utilities - 0.3%
ANR Pipeline, Inc. 8.875% 3/15/10	180	199
Consolidated Natural Gas Co. 6.85% 4/15/11	585	661
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	410	449
10.125% 7/15/13 (f)	610	671
El Paso Energy Corp.:
6.95% 12/15/07	325	296
7.375% 12/15/12	136	116
Northwest Pipeline Corp.:
6.625% 12/1/07	180	180
8.125% 3/1/10	170	186
Sonat, Inc. 6.75% 10/1/07	115	103
Southern Natural Gas Co. 8.875% 3/15/10	220	245
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,704
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	240	242
6.25% 1/15/08	485	500
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	100	103
		5,655
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	19	19
8.75% 5/15/13 (f)	670	725
8.875% 2/15/11	187	196
9% 5/15/15 (f)	510	556
9.375% 9/15/10	468	500
9.5% 6/1/09	1,117	1,199
Calpine Corp.:
6.9% 7/15/07 (f)(h)	1,172	1,108
8.5% 7/15/10 (f)	90	83
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
El Paso Corp.:
7% 5/15/11	$ 1,120	$ 958
7.875% 6/15/12	825	726
Reliant Resources, Inc. 9.25% 7/15/10 (f)	570	573
Western Resources, Inc.:
7.125% 8/1/09	120	129
9.75% 5/1/07	405	465
Williams Companies, Inc.:
6.5% 8/1/06	335	345
6.625% 11/15/04	520	533
6.75% 1/15/06	425	436
7.125% 9/1/11	2,550	2,627
7.5% 1/15/31	110	105
7.625% 7/15/19	385	380
8.125% 3/15/12	475	513
8.625% 6/1/10	480	523
		12,699
TOTAL UTILITIES		34,072
TOTAL NONCONVERTIBLE BONDS		257,618
TOTAL CORPORATE BONDS (Cost $236,257)		258,170
U.S. Government and Government Agency Obligations - 6.0%

U.S. Government Agency Obligations - 2.2%
Fannie Mae:
6.25% 2/1/11	8,935	9,771
7.125% 6/15/10	2,940	3,435
Federal Home Loan Bank 3.625% 11/14/08	2,440	2,433
Freddie Mac:
2.875% 9/15/05	1,470	1,491
3.625% 9/15/08	1,839	1,841
4% 6/12/13	2,342	2,175
5.75% 1/15/12	2,360	2,559
5.875% 3/21/11	6,570	7,035
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
6.625% 9/15/09	$ 2,160	$ 2,457
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	57	58
Series 1993-D, 5.23% 5/15/05	138	141
Series 1994-A, 7.12% 4/15/06	235	250
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	182	196
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	3,043	3,392
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		37,234
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	6,050	5,982
U.S. Treasury Obligations - 3.5%
U.S. Treasury Bills, yield at date of purchase 1% 3/11/04	6,565	6,548
U.S. Treasury Bonds:
6.125% 8/15/29	13,470	15,154
6.25% 5/15/30	1,900	2,177
6.625% 2/15/27	350	415
8% 11/15/21	700	938
U.S. Treasury Notes:
1.625% 10/31/05	9,615	9,550
3.25% 8/15/07	750	760
4.375% 5/15/07	10,135	10,669
6.5% 2/15/10	12,900	14,901
TOTAL U.S. TREASURY OBLIGATIONS		61,112
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $102,550)		104,328
U.S. Government Agency - Mortgage Securities - 12.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 10.7%
4% 12/1/18 (g)	$ 34,500	$ 33,357
4.5% 7/1/33 to 11/1/33 (g)	16,771	15,890
5% 12/1/16 to 4/1/18	19,291	19,543
5% 12/1/18 (g)	1,803	1,827
5.5% 2/1/11 to 4/1/18	19,390	20,010
5.5% 12/1/33 (g)	30,633	30,825
6% 7/1/12 to 1/1/29	5,851	6,045
6.5% 11/1/09 to 10/1/32	34,408	36,099
6.5% 12/1/18 to 12/1/33 (g)	14,836	15,491
7% 12/1/23 to 4/1/29	445	471
7.5% 6/1/25 to 4/1/29	4,367	4,673
TOTAL FANNIE MAE		184,231
Government National Mortgage Association - 1.6%
6% 5/15/33	12,834	13,288
6.5% 10/15/27 to 11/15/32	3,854	4,061
7% 12/15/25 to 12/15/32	4,147	4,411
7.5% 2/15/23 to 12/15/28	5,051	5,424
8% 11/15/21 to 12/15/26	1,258	1,369
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		28,553
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $210,585)		212,784
Asset-Backed Securities - 1.3%

American Express Credit Account Master Trust Series 1999-2 Class B, 6.1% 12/15/06	1,600	1,635
Capital One Master Trust Series 2001-4 Class B, 1.49% 4/16/07 (h)	1,300	1,301
Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.92% 7/15/11 (h)	585	585
Chase Manhattan Auto Owner Trust Series 2001-A:
Class A4, 5.07% 2/15/08	3,200	3,302
Class CTFS, 5.06% 2/15/08	249	255
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (h)	1,250	1,259
Discover Card Master Trust I Series 2001-6 Class A, 5.75% 12/15/08	4,000	4,300
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	$ 720	$ 736
Series 2001-C Class B, 5.54% 12/15/05	1,000	1,024
Honda Auto Receivables Owner Trust Series 2001-2:
Class A3, 4.67% 3/18/05	379	381
Class A4, 5.09% 10/18/06	1,060	1,078
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	1,000	1,074
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	2,940	3,171
Series 2001-2 Class B, 1.41% 6/16/08 (h)	1,700	1,697
TOTAL ASSET-BACKED SECURITIES (Cost $20,964)		21,798
Commercial Mortgage Securities - 1.1%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.2355% 8/1/24 (f)(h)	893	723
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	1,000	1,160
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,568
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class A2, 6.538% 6/15/31	560	610
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	4,086
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9604% 4/29/39 (f)(h)	650	512
GS Mortgage Securities Corp. II:
Series 1998-GLII Class E, 6.9701% 4/13/31 (h)	635	638
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	717
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	1,440	1,678
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	647
Class C, 4.13% 11/20/37 (f)	700	620
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,500	4,926
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $17,398)		18,885
Municipal Securities - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois Gen. Oblig. 5.1% 6/1/33	$ 990	$ 900
Oregon Gen. Oblig. 5.892% 6/1/27	990	1,011
TOTAL MUNICIPAL SECURITIES (Cost $1,980)		1,911
Foreign Government and Government Agency Obligations - 0.2%

Chilean Republic:
5.5% 1/15/13	500	512
6.875% 4/28/09	1,000	1,125
7.125% 1/11/12	1,095	1,248
State of Israel 4.625% 6/15/13	165	156
United Mexican States 4.625% 10/8/08	885	886
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,631)		3,927
Floating Rate Loans - 0.3%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (h)	600	546
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (h)	845	803
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (h)	1,400	1,447
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. term loan 5.2643% 4/30/08 (h)	1,800	1,818
TOTAL FLOATING RATE LOANS (Cost $4,390)		4,614
Money Market Funds - 13.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b) (Cost $231,266)	231,265,965	$ 231,266
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $1,673,971)		1,808,999
NET OTHER ASSETS - (4.9)%		(84,784)
NET ASSETS - 100%		$ 1,724,215
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 2,250	$ (10)
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	2,770	(2)
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	2,365	1
TOTAL INTEREST RATE SWAP		7,385	(11)
Total Return Swap

Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America

	May 2004	$ 1,500	$ (13)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	1,500	(8)
TOTAL TOTAL RETURN SWAP		3,000	(21)
		$ 10,385	$ (32)
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,251,000 or 2.9% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $995,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	17.9%
AAA,AA,A	5.1%
BBB	4.8%
BB	1.6%
B	4.1%
CCC,CC,C	1.8%
Not Rated	0.6%
Equities	55.2%
Short-Term Investments and Net Other Assets	8.9%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Purchases and sales of securities, other than short-term securities, aggregated $1,466,828,000 and $1,592,268,000, respectively, of which long-term U.S. government and government agency obligations aggregated $1,037,579,000 and $1,049,650,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $12,293,000. The weighted average interest rate was 1.31%. At period end, there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $4,614,000 or 0.3% of net assets.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $55,594,000 of which $45,616,000 and $9,978,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (cost $1,673,971) - See accompanying schedule		$ 1,808,999
Receivable for investments sold		2,498
Receivable for fund shares sold		1,005
Dividends receivable		1,364
Interest receivable		7,299
Prepaid expenses		8
Other receivables		36
Total assets		1,821,209

Liabilities
Payable to custodian bank	$ 879
Payable for investments purchased Regular delivery	7,546
Delayed delivery	82,528
Payable for fund shares redeemed	4,141
Unrealized loss on swap agreements	32
Accrued management fee	618
Distribution fees payable	761
Other affiliated payables	390
Other payables and accrued expenses	99
Total liabilities		96,994

Net Assets		$ 1,724,215
Net Assets consist of:
Paid in capital		$ 1,641,067
Undistributed net investment income		9,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		134,996
Net Assets		$ 1,724,215

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($130,837 ÷ 8,474 shares)	$ 15.44

Maximum offering price per share (100/94.25 of $15.44)	$ 16.38
Class T: Net Asset Value and redemption price per share ($1,350,014 ÷ 87,071 shares)	$ 15.50

Maximum offering price per share (100/96.50 of $15.50)	$ 16.06
Class B: Net Asset Value and offering price per share ($127,781 ÷ 8,306 shares) A	$ 15.38

Class C: Net Asset Value and offering price per share ($77,027 ÷ 5,010 shares) A	$ 15.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,556 ÷ 2,473.5 shares)	$ 15.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 15,447
Interest		39,106
Security lending		2
Total income		54,555

Expenses
Management fee	$ 7,190
Transfer agent fees	4,222
Distribution fees	8,755
Accounting and security lending fees	390
Non-interested trustees' compensation	7
Custodian fees and expenses	60
Registration fees	100
Audit	67
Legal	14
Interest	1
Miscellaneous	14
Total expenses before reductions	20,820
Expense reductions	(183)	20,637
Net investment income (loss)		33,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,205
Foreign currency transactions	7
Swap agreements	44
Total net realized gain (loss)		54,256
Change in net unrealized appreciation (depreciation) on: Investment securities	95,525
Swap agreements	(32)
Total change in net unrealized appreciation (depreciation)		95,493
Net gain (loss)		149,749
Net increase (decrease) in net assets resulting from operations		$ 183,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,918	$ 43,027
Net realized gain (loss)	54,256	(6,535)
Change in net unrealized appreciation (depreciation)	95,493	(163,209)
Net increase (decrease) in net assets resulting from operations	183,667	(126,717)
Distributions to shareholders from net investment income	(34,025)	(42,614)
Share transactions - net increase (decrease)	(87,424)	(189,877)
Total increase (decrease) in net assets	62,218	(359,208)

Net Assets
Beginning of period	1,661,997	2,021,205
End of period (including undistributed net investment income of $9,501 and undistributed net investment income of $9,417, respectively)	$ 1,724,215	$ 1,661,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 15.41	$ 16.55	$ 18.64	$ 19.91
Income from Investment Operations
Net investment income (loss)C	.34	.38	.43	.49	.50
Net realized and unrealized gain (loss)	1.33	(1.30)	(.62)	(1.29)	.53
Total from investment operations	1.67	(.92)	(.19)	(.80)	1.03
Distributions from net investment income	(.34)	(.38)	(.49)	(.48)	(.52)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.34)	(.38)	(.95)	(1.29)	(2.30)
Net asset value, end of period	$ 15.44	$ 14.11	$ 15.41	$ 16.55	$ 18.64
Total ReturnA,B	12.04%	(6.04)%	(1.18)%	(4.67)%	5.65%
Ratios to Average Net AssetsD
Expenses before expense reductions	.96%	.96%	.94%	.93%	.93%
Expenses net of voluntary waivers, if any	.96%	.96%	.94%	.93%	.93%
Expenses net of all reductions	.95%	.94%	.93%	.91%	.91%
Net investment income (loss)	2.33%	2.65%	2.77%	2.81%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 120	$ 105	$ 66	$ 59
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 15.47	$ 16.58	$ 18.67	$ 19.96
Income from Investment Operations
Net investment income (loss)C	.30	.35	.39	.45	.46
Net realized and unrealized gain (loss)	1.33	(1.31)	(.61)	(1.30)	.51
Total from investment operations	1.63	(.96)	(.22)	(.85)	.97
Distributions from net investment income	(.30)	(.34)	(.43)	(.43)	(.48)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.30)	(.34)	(.89)	(1.24)	(2.26)
Net asset value, end of period	$ 15.50	$ 14.17	$ 15.47	$ 16.58	$ 18.67
Total ReturnA,B	11.68%	(6.27)%	(1.37)%	(4.94)%	5.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.22%	1.23%	1.20%	1.16%	1.16%
Expenses net of voluntary waivers, if any	1.22%	1.23%	1.20%	1.16%	1.16%
Expenses net of all reductions	1.21%	1.20%	1.19%	1.15%	1.14%
Net investment income (loss)	2.06%	2.38%	2.51%	2.57%	2.45%
Supplemental Data
Net assets, end of period (in millions)	$ 1,350	$ 1,319	$ 1,681	$ 2,021	$ 2,802
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.06	$ 15.36	$ 16.47	$ 18.54	$ 19.86
Income from Investment Operations
Net investment income (loss)C	.22	.26	.30	.35	.36
Net realized and unrealized gain (loss)	1.32	(1.30)	(.60)	(1.29)	.50
Total from investment operations	1.54	(1.04)	(.30)	(.94)	.86
Distributions from net investment income	(.22)	(.26)	(.35)	(.32)	(.40)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.22)	(.26)	(.81)	(1.13)	(2.18)
Net asset value, end of period	$ 15.38	$ 14.06	$ 15.36	$ 16.47	$ 18.54
Total ReturnA,B	11.08%	(6.83)%	(1.89)%	(5.45)%	4.71%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.79%	1.79%	1.75%	1.72%	1.69%
Expenses net of voluntary waivers, if any	1.79%	1.79%	1.75%	1.72%	1.69%
Expenses net of all reductions	1.78%	1.77%	1.74%	1.70%	1.68%
Net investment income (loss)	1.49%	1.82%	1.96%	2.01%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$ 128	$ 107	$ 121	$ 111	$ 124
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05	$ 15.35	$ 16.47	$ 18.55	$ 19.88
Income from Investment Operations
Net investment income (loss)C	.22	.26	.31	.35	.36
Net realized and unrealized gain (loss)	1.32	(1.30)	(.61)	(1.29)	.48
Total from investment operations	1.54	(1.04)	(.30)	(.94)	.84
Distributions from net investment income	(.22)	(.26)	(.36)	(.33)	(.39)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.22)	(.26)	(.82)	(1.14)	(2.17)
Net asset value, end of period	$ 15.37	$ 14.05	$ 15.35	$ 16.47	$ 18.55
Total ReturnA,B	11.09%	(6.83)%	(1.89)%	(5.45)%	4.60%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.78%	1.78%	1.72%	1.69%	1.66%
Expenses net of voluntary waivers, if any	1.78%	1.78%	1.72%	1.69%	1.66%
Expenses net of all reductions	1.77%	1.76%	1.71%	1.68%	1.65%
Net investment income (loss)	1.51%	1.83%	1.98%	2.03%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$ 77	$ 61	$ 61	$ 54	$ 53
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 15.55	$ 16.69	$ 18.77	$ 20.03
Income from Investment Operations
Net investment income (loss)B	.38	.43	.48	.57	.56
Net realized and unrealized gain (loss)	1.34	(1.31)	(.63)	(1.32)	.53
Total from investment operations	1.72	(.88)	(.15)	(.75)	1.09
Distributions from net investment income	(.38)	(.42)	(.53)	(.52)	(.57)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.38)	(.42)	(.99)	(1.33)	(2.35)
Net asset value, end of period	$ 15.59	$ 14.25	$ 15.55	$ 16.69	$ 18.77
Total ReturnA	12.31%	(5.73)%	(.92)%	(4.37)%	5.95%
Ratios to Average Net AssetsC
Expenses before expense reductions	.70%	.69%	.67%	.63%	.64%
Expenses net of voluntary waivers, if any	.70%	.69%	.67%	.63%	.64%
Expenses net of all reductions	.68%	.67%	.65%	.61%	.63%
Net investment income (loss)	2.59%	2.92%	3.04%	3.10%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 39	$ 55	$ 53	$ 46	$ 67
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 179,533	|
Unrealized depreciation	(48,622)
Net unrealized appreciation (depreciation)	130,911
Undistributed ordinary income	7,831
Capital loss carryforward	(55,594)

Cost for federal income tax purposes	$ 1,678,088

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 34,025	$ 42,614

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Financing Transactions - continued

purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

Annual Report

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 317	$ -	$ 6
Class T	.25%	.25%	6,639	42	65
Class B	.75%	.25%	1,142	857	-
Class C	.75%	.25%	657	92	-
			$ 8,755	$ 991	$ 71

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 51
Class T	70
Class B*	295
Class C*	6
$ 422

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 292.23
Class T	3,253.25
Class B	371.32
Class C	203.31
Institutional Class	103.22
	$ 4,222

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,500 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefit all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction	Transfer Agent expense reduction

Fund Level	$ -	$ 109	$ 2	$ -
Class A	6	-	-	1
Class T	65	-	-	-
	$ 71	$ 109	$ 2	$ 1

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 2,895	$ 2,954
Class T	27,166	34,845
Class B	1,704	2,061
Class C	972	1,097
Institutional Class	1,288	1,657
Total	$ 34,025	$ 42,614

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	1,928	3,432	$ 28,121	$ 50,200
Reinvestment of distributions	197	197	2,828	2,881
Shares redeemed	(2,186)	(1,937)	(31,973)	(27,835)
Net increase (decrease)	(61)	1,692	$ (1,024)	$ 25,246
Class T
Shares sold	15,679	17,764	$ 228,404	$ 260,115
Reinvestment of distributions	1,789	2,225	25,742	32,902
Shares redeemed	(23,487)	(35,581)	(341,124)	(518,713)
Net increase (decrease)	(6,019)	(15,592)	$ (86,978)	$ (225,696)
Class B
Shares sold	2,252	1,996	$ 32,774	$ 28,774
Reinvestment of distributions	105	125	1,509	1,828
Shares redeemed	(1,650)	(2,406)	(23,649)	(34,002)
Net increase (decrease)	707	(285)	$ 10,634	$ (3,400)
Class C
Shares sold	1,947	2,091	$ 28,500	$ 30,235
Reinvestment of distributions	58	63	835	924
Shares redeemed	(1,332)	(1,779)	(19,049)	(25,169)
Net increase (decrease)	673	375	$ 10,286	$ 5,990
Institutional Class
Shares sold	597	1,610	$ 8,776	$ 24,078
Reinvestment of distributions	89	111	1,273	1,638
Shares redeemed	(2,052)	(1,259)	(30,391)	(17,733)
Net increase (decrease)	(1,366)	462	$ (20,342)	$ 7,983

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Salemy is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Balanced. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Balanced. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 4.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 29%, 38%, 38%, and 38%; Class T designates 30%, 43%, 43%, and 43%; Class B designates 40%, 62%, 62%, and 62%; and Class C designates 42%, 64%, 64%, and 64% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 54%, 41%, and 41%; Class T designates 63%, 47%, and 47%; Class B designates 94%, 65%, and 65%; and Class C designates 94%, 65%, and 65% of the dividends distributed in March, June and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIG-UANN-0104
1.786673.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Balanced Fund -

Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	12.31%	1.23%	5.97%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Institutional Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Advisor Balanced Fund

A healthier economy led to improved equity market performance but tempered investment-grade bonds somewhat for the year ending November 30, 2003. Early signs of an economic recovery were seen when gross domestic product (GDP) surprised on the upside in the first two quarters of 2003. Other stimuli included a June interest rate cut by the Federal Reserve Board, federal tax incentives and a boom in mortgage refinancing. GDP grew 8.2% in the third quarter, its highest jump since 1984. For the 12 months overall, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%. Meanwhile, despite a challenging second half, the Lehman Brothers® Aggregate Bond Index rose 5.18%. Corporates had a solid year, particularly lower-quality issues, as the Lehman Brothers Credit Bond Index gained 9.65%. Treasuries - the highest-quality bond sector - returned only 3.98%. Heavy home refinancing activity hampered mortgage securities, while problems at two major government-sponsored enterprises hurt agency bonds. Still, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes climbed 3.85% and 3.04%, respectively.

During the past year, the fund's Institutional Class shares rose 12.31%, while the Fidelity Balanced 60/40 Composite Index and the LipperSM Balanced Funds Average returned 11.33% and 12.21%, respectively. The fund's equities contributed the most to absolute returns but were a drag relative to its benchmarks. Our fixed-income investments, meanwhile, fared quite well on a relative basis. Specifically, we benefited from allocating part of the bond subportfolio to high-yield securities, which trounced investment-grade debt. Rebounding corporate bonds also helped our investment-grade holdings soundly beat the Lehman Brothers index. On the equity front, weak sector positioning more than offset good stock picking overall. Most of the modest shortfall versus the S&P 500® came in the second half of the period as I avoided surging technology stocks such as Intel. Overweighting weak telecommunication services stocks - most notably BellSouth - also dampened results, as did retailers such as Kohl's. On the plus side, we had some solid picks in the media group, led by large stakes in satellite broadcaster EchoStar and ad giant Omnicom Group. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting lagging drug stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicom Group, Inc.	3.6	3.9
Gillette Co.	3.4	3.6
Morgan Stanley	3.3	3.1
BellSouth Corp.	3.0	3.0
EchoStar Communications Corp. Class A	3.0	2.6
	16.3
Top Five Bond Issuers as of November 30, 2003
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.5	11.2
U.S. Treasury Obligations	3.4	3.0
Government National Mortgage Association	1.6	2.4
Freddie Mac	1.1	0.9
AES Corp.	0.3	0.1
	17.9
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.9	18.1
Consumer Discretionary	14.5	14.9
Consumer Staples	11.9	11.2
Telecommunication Services	6.7	6.8
Industrials	4.9	5.8
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 55.2%		Stocks 55.4%
	Bond Exposure 36.2%		Bond Exposure 37.2%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 8.3%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	4.2%	** Foreign investments	3.4%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 55.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	682	$ 0
Hotels, Restaurants & Leisure - 0.2%
Starwood Hotels & Resorts Worldwide, Inc. unit	90,700	3,126
Household Durables - 0.1%
Garmin Ltd.	20,819	1,166
Media - 9.0%
Comcast Corp. Class A (special) (a)	211,000	6,362
E.W. Scripps Co. Class A	285,000	26,237
EchoStar Communications Corp. Class A (a)	1,487,520	51,290
News Corp. Ltd. ADR	179,800	6,158
Omnicom Group, Inc.	787,150	62,690
Pegasus Communications Corp. Class A (a)	53,360	1,071
Tribune Co.	34,000	1,661
		155,469
Multiline Retail - 1.5%
Barneys, Inc. warrants 4/1/08 (a)	460	5
Dollar Tree Stores, Inc. (a)	165,400	5,251
Kohl's Corp. (a)	429,700	20,763
Nordstrom, Inc.	22,700	783
		26,802
Specialty Retail - 0.5%
Hollywood Entertainment Corp. (a)	586,200	8,007
Stage Stores, Inc. (a)	770	24
		8,031
Textiles Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	209,700	7,342
TOTAL CONSUMER DISCRETIONARY		201,936
CONSUMER STAPLES - 11.2%
Beverages - 0.8%
Anheuser-Busch Companies, Inc.	56,100	2,907
The Coca-Cola Co.	226,300	10,523
		13,430
Food & Staples Retailing - 3.3%
Sysco Corp.	136,200	4,947
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	694,500	$ 38,642
Walgreen Co.	348,400	12,825
		56,414
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	332,000	9,525
Household Products - 2.4%
Colgate-Palmolive Co.	499,800	26,240
Kimberly-Clark Corp.	290,300	15,740
		41,980
Personal Products - 3.4%
Gillette Co.	1,756,600	59,250
Tobacco - 0.7%
Altria Group, Inc.	245,720	12,777
TOTAL CONSUMER STAPLES		193,376
ENERGY - 2.3%
Oil & Gas - 2.3%
BP PLC sponsored ADR	224,200	9,571
Exxon Mobil Corp.	815,268	29,488
		39,059
FINANCIALS - 13.2%
Capital Markets - 7.0%
Goldman Sachs Group, Inc.	269,700	25,913
Merrill Lynch & Co., Inc.	671,400	38,102
Morgan Stanley	1,029,900	56,933
		120,948
Commercial Banks - 3.4%
Bank One Corp.	149,100	6,465
Wells Fargo & Co.	893,900	51,247
		57,712
Consumer Finance - 0.5%
American Express Co.	186,600	8,529
Insurance - 2.1%
Allstate Corp.	227,400	9,182
American International Group, Inc.	342,725	19,861
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
PartnerRe Ltd.	92,300	$ 5,143
Travelers Property Casualty Corp. Class B	123,900	1,933
		36,119
Real Estate - 0.2%
Equity Office Properties Trust	137,100	3,802
TOTAL FINANCIALS		227,110
HEALTH CARE - 3.8%
Biotechnology - 1.5%
Amgen, Inc. (a)	456,300	26,242
Health Care Equipment & Supplies - 0.8%
Alcon, Inc.	102,800	5,980
Medtronic, Inc.	179,200	8,100
		14,080
Pharmaceuticals - 1.5%
Allergan, Inc.	81,400	6,083
Pfizer, Inc.	583,150	19,565
		25,648
TOTAL HEALTH CARE		65,970
INDUSTRIALS - 3.7%
Aerospace & Defense - 1.0%
EADS NV	100,600	2,195
Lockheed Martin Corp.	95,500	4,387
Northrop Grumman Corp.	68,700	6,364
United Technologies Corp.	48,400	4,148
		17,094
Airlines - 0.9%
Continental Airlines, Inc. Class B (a)	535,400	9,985
Northwest Airlines Corp. (a)	279,700	3,695
Southwest Airlines Co.	148,400	2,668
		16,348
Building Products - 0.1%
American Standard Companies, Inc. (a)	22,200	2,213
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.	76,400	4,208
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.0%
General Electric Co.	607,100	$ 17,406
Machinery - 0.1%
Illinois Tool Works, Inc.	11,700	914
Road & Rail - 0.4%
Union Pacific Corp.	100,600	6,406
TOTAL INDUSTRIALS		64,589
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	878,600	19,909
Foundry Networks, Inc. (a)	300	8
Nokia Corp. sponsored ADR	25,700	462
		20,379
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	12,800	991
IT Services - 0.4%
Paychex, Inc.	196,581	7,562
Software - 2.0%
Microsoft Corp.	1,367,300	35,140
TOTAL INFORMATION TECHNOLOGY		64,072
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	23,500	1,374
Praxair, Inc.	2,300	165
		1,539
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.8%
BellSouth Corp.	1,982,800	51,612
SBC Communications, Inc.	591,484	13,770
Verizon Communications, Inc.	537,600	17,617
		82,999
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.6%
Electric Utilities - 0.6%
Entergy Corp.	180,000	$ 9,515
FPL Group, Inc.	2,500	159
		9,674
TOTAL COMMON STOCKS (Cost $844,057)		950,324
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	355
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	430	41
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II 8.875% (a)	600	596
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	23	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS		637
TOTAL PREFERRED STOCKS (Cost $893)		992
Corporate Bonds - 15.0%
	Principal Amount (000s)
Convertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 6% 6/1/11	$ 472	552
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 15.0%
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp.:
6.5% 11/15/13	$ 230	$ 238
7.2% 9/1/09	750	818
Dana Corp.:
9% 8/15/11	240	274
10.125% 3/15/10	600	681
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	100	106
Lear Corp. 8.11% 5/15/09	100	116
Stoneridge, Inc. 11.5% 5/1/12	20	23
United Components, Inc. 9.375% 6/15/13 (f)	130	138
		2,394
Automobiles - 0.2%
Case New Holland, Inc. 9.25% 8/1/11 (f)	630	706
General Motors Corp.:
7.2% 1/15/11	1,000	1,057
8.25% 7/15/23	570	615
8.375% 7/15/33	695	757
		3,135
Hotels, Restaurants & Leisure - 0.6%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	205	186
10.5% 7/15/11 (f)	605	608
Domino's, Inc. 8.25% 7/1/11 (f)	230	242
Florida Panthers Holdings, Inc. 9.875% 4/15/09	725	772
Gaylord Entertainment Co. 8% 11/15/13 (f)	160	166
Herbst Gaming, Inc. 10.75% 9/1/08	140	157
Horseshoe Gaming LLC 8.625% 5/15/09	814	867
Intrawest Corp. 7.5% 10/15/13 (f)	210	212
Mandalay Resort Group 6.5% 7/31/09 (f)	600	615
MGM MIRAGE 8.5% 9/15/10	385	438
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)	130	118
Penn National Gaming, Inc. 6.875% 12/1/11 (f)(g)	590	583
Premier Parks, Inc. 9.75% 6/15/07	465	481
Six Flags, Inc. 8.875% 2/1/10	130	127
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	630	677
Station Casinos, Inc. 8.375% 2/15/08	845	913
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	$ 990	$ 1,079
Tricon Global Restaurants, Inc. 8.875% 4/15/11	585	702
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	158	167
Wheeling Island Gaming, Inc. 10.125% 12/15/09	300	315
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	690	799
		10,224
Household Durables - 0.0%
Standard Pacific Corp. 9.25% 4/15/12	240	266
Telex Communications, Inc. 11.5% 10/15/08 (f)	170	179
WCI Communities, Inc. 7.875% 10/1/13 (f)	200	208
		653
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	765	872
Media - 1.7%
Advanstar Communications, Inc. 10.75% 8/15/10 (f)	200	212
AMC Entertainment, Inc.:
9.5% 2/1/11	305	319
9.875% 2/1/12	420	458
American Media Operations, Inc. 10.25% 5/1/09	770	822
AOL Time Warner, Inc. 7.625% 4/15/31	1,000	1,134
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	1,500	1,760
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	800	456
8.625% 4/1/09	1,670	1,336
9.625% 11/15/09	270	216
10% 4/1/09	320	264
10% 5/15/11	1,245	990
10.25% 1/15/10	700	578
Clear Channel Communications, Inc. 7.65% 9/15/10	1,250	1,460
Comcast Corp. 7.05% 3/15/33	845	907
Corus Entertainment, Inc. 8.75% 3/1/12	780	854
Cox Communications, Inc. 7.125% 10/1/12	980	1,121
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
CSC Holdings, Inc.:
7.625% 4/1/11	$ 1,598	$ 1,614
7.625% 7/15/18	195	192
7.875% 2/15/18	75	75
9.875% 2/15/13	270	281
EchoStar DBS Corp.:
9.125% 1/15/09	549	615
10.375% 10/1/07	1,200	1,317
Entravision Communications Corp. 8.125% 3/15/09	385	411
LBI Media Holdings, Inc. 0% 10/15/13 (d)(f)	493	308
LBI Media, Inc. 10.125% 7/15/12	535	601
News America Holdings, Inc. 7.375% 10/17/08	1,850	2,098
Nextmedia Operating, Inc. 10.75% 7/1/11	370	417
Pegasus Satellite Communications, Inc. 11.25% 1/15/10 (f)	555	444
PEI Holdings, Inc. 11% 3/15/10	435	502
PRIMEDIA, Inc. 7.625% 4/1/08	1,275	1,265
Radio One, Inc. 8.875% 7/1/11	1,625	1,783
Satelites Mexicanos SA de CV 5.6188% 6/30/04 (f)(h)	186	160
Telewest PLC:
11% 10/1/07 (c)	1,431	841
yankee 9.625% 10/1/06 (c)	1,172	674
Time Warner, Inc. 6.625% 5/15/29	655	665
Videotron LTEE 6.875% 1/15/14 (f)	140	143
Vivendi Universal SA:
6.25% 7/15/08 (f)	290	303
9.25% 4/15/10 (f)	980	1,149
Yell Finance BV 10.75% 8/1/11	547	638
		29,383
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	460	423
Specialty Retail - 0.1%
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)(g)	120	122
Hollywood Entertainment Corp. 9.625% 3/15/11	180	194
Reddy Ice Group, Inc. 8.875% 8/1/11 (f)	70	75
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	280	294
		685
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
11.625% 1/15/08	$ 25	$ 19
12.25% 12/15/12	115	82
		101
TOTAL CONSUMER DISCRETIONARY		47,870
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Miller Brewing Co. 5.5% 8/15/13 (f)	1,220	1,241
Food & Staples Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	1,445	1,604
Rite Aid Corp. 6.875% 8/15/13	230	217
The Great Atlantic & Pacific Tea Co.:
7.75% 4/15/07	135	118
9.125% 12/15/11	385	337
		2,276
Food Products - 0.2%
Central Garden & Pet Co. 9.125% 2/1/13	120	133
Chiquita Brands International, Inc. 10.56% 3/15/09	375	412
Corn Products International, Inc.:
8.25% 7/15/07	755	831
8.45% 8/15/09	110	122
Dean Foods Co.:
6.9% 10/15/17	545	556
8.15% 8/1/07	705	776
Doane Pet Care Co.:
9.75% 5/15/07	485	424
10.75% 3/1/10	470	484
Hines Nurseries, Inc. 10.25% 10/1/11 (f)	100	108
Land O'Lakes, Inc. 8.75% 11/15/11	210	193
Michael Foods, Inc. 8% 11/15/13 (f)	100	103
		4,142
Household Products - 0.0%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)	420	315
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	840	840
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Altria Group, Inc. 7% 11/4/13	$ 905	$ 938
Philip Morris Companies, Inc. 7.75% 1/15/27	1,500	1,579
		2,517
TOTAL CONSUMER STAPLES		11,331
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	147	151
Grant Prideco, Inc.:
9% 12/15/09	100	109
9.625% 12/1/07	370	409
Key Energy Services, Inc. 8.375% 3/1/08	190	203
Kinder Morgan, Inc. 6.5% 9/1/12	640	703
Seabulk International, Inc. 9.5% 8/15/13 (f)	345	355
SESI LLC 8.875% 5/15/11	40	43
		1,973
Oil & Gas - 0.5%
Chesapeake Energy Corp. 8.125% 4/1/11	495	540
Forest Oil Corp. 8% 12/15/11	370	398
General Maritime Corp. 10% 3/15/13	590	661
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	140	164
Plains Exploration & Production Co. LP Series B, 8.75% 7/1/12	840	916
Range Resources Corp. 7.375% 7/15/13	420	420
Teekay Shipping Corp. 8.875% 7/15/11	1,365	1,549
The Coastal Corp.:
6.2% 5/15/04	175	175
6.375% 2/1/09	185	155
6.5% 5/15/06	325	300
6.5% 6/1/08	1,115	953
7.5% 8/15/06	1,100	1,034
7.625% 9/1/08	190	169
7.75% 6/15/10	890	779
Vintage Petroleum, Inc. 8.25% 5/1/12	405	439
		8,652
TOTAL ENERGY		10,625
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Capital Markets - 0.7%
Amvescap PLC yankee 6.6% 5/15/05	$ 270	$ 286
BankAmerica Corp. 5.875% 2/15/09	2,500	2,719
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,605	1,775
Goldman Sachs Group, Inc. 6.6% 1/15/12	2,345	2,603
J.P. Morgan Chase & Co. 5.35% 3/1/07	1,500	1,595
Merrill Lynch & Co., Inc.:
3.125% 7/15/08	1,155	1,126
6.15% 1/26/06	525	565
Morgan Stanley:
5.3% 3/1/13	500	506
6.6% 4/1/12	900	1,002
		12,177
Commercial Banks - 0.3%
Bank of America Corp. 6.25% 4/15/12	1,000	1,094
Bank One NA, Chicago 3.7% 1/15/08	1,335	1,342
Korea Development Bank 7.375% 9/17/04	255	266
PNC Funding Corp. 5.75% 8/1/06	1,150	1,230
Popular North America, Inc. 6.125% 10/15/06	1,020	1,104
		5,036
Consumer Finance - 0.9%
American General Finance Corp.:
2.75% 6/15/08	95	91
5.875% 7/14/06	3,465	3,723
Capital One Bank 4.875% 5/15/08	730	746
Ford Motor Credit Co.:
7.375% 10/28/09	1,490	1,576
7.875% 6/15/10	1,500	1,604
General Motors Acceptance Corp.:
6.875% 8/28/12	1,100	1,133
7.75% 1/19/10	1,100	1,204
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
Household Finance Corp.:
6.375% 10/15/11	$ 1,080	$ 1,183
6.375% 11/27/12	500	544
7% 5/15/12	170	193
Household International, Inc. 8.875% 2/15/08	850	955
MBNA Corp.:
6.25% 1/17/07	770	832
7.5% 3/15/12	1,125	1,283
		15,067
Diversified Financial Services - 1.9%
Ahold Finance USA, Inc.:
6.25% 5/1/09	520	524
8.25% 7/15/10	865	939
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,082
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	360	319
6.977% 11/23/22	48	43
7.377% 5/23/19	492	340
7.379% 5/23/16	95	65
7.8% 4/1/08	130	114
8.608% 10/1/12	405	365
10.18% 1/2/13	185	133
Arch Western Finance LLC 6.75% 7/1/13 (f)	845	866
ASIF Global Financing XVIII 3.85% 11/26/07 (f)	40	40
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	380	409
CIT Group, Inc. 7.75% 4/2/12	500	584
Citigroup, Inc. 7.25% 10/1/10	900	1,043
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	50	40
6.748% 9/15/18	36	29
6.795% 8/2/18	281	236
6.8% 7/2/07	33	30
6.9% 1/2/17	661	542
7.373% 12/15/15	645	548
7.568% 12/1/06	205	166
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
7.73% 9/15/12	$ 84	$ 70
8.312% 10/2/12	410	349
8.321% 11/1/06	25	24
8.388% 5/1/22	137	111
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	65	59
7.57% 11/18/10	380	391
7.711% 9/18/11	75	66
7.779% 11/18/05	360	328
7.779% 1/2/12	161	137
7.92% 5/18/12	1,065	959
10.06% 1/2/16	130	101
Deutsche Telekom International Finance BV:
5.25% 7/22/13	530	528
8.75% 6/15/30	2,000	2,518
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10 (f)	190	208
9.875% 8/15/13 (f)	220	250
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	580	634
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	370	395
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	140	140
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)	555	584
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(h)	320	330
11% 7/15/10 (f)	250	268
Hutchison Whampoa International 3/33 Ltd. 7.45% 11/24/33 (f)	1,000	991
Jostens Holding Corp. 0% 12/1/13 (d)(f)	160	101
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	410	428
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	130	144
NiSource Finance Corp. 7.875% 11/15/10	2,000	2,356
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	$ 158	$ 141
7.248% 7/2/14	229	165
7.691% 4/1/17	28	22
7.95% 9/1/16	28	23
8.304% 9/1/10	198	167
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,095
7.875% 2/1/09 (h)	1,200	1,344
Petronas Capital Ltd. 7% 5/22/12 (f)	2,295	2,580
Power Contract Financing LLC 6.256% 2/1/10 (f)	830	849
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(h)	790	788
Sheridan Group, Inc. 10.25% 8/15/11 (f)	210	221
Sprint Capital Corp. 6.875% 11/15/28	1,850	1,743
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	90	94
U.S. Airways pass thru trust certificates 6.85% 7/30/19	119	111
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	990	1,148
Verizon Global Funding Corp. 7.25% 12/1/10	830	948
		33,366
Insurance - 0.0%
Principal Life Global Funding I:
5.125% 6/28/07 (f)	400	424
6.25% 2/15/12 (f)	490	532
		956
Real Estate - 0.5%
Boston Properties, Inc. 6.25% 1/15/13	750	799
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,596
CenterPoint Properties Trust 6.75% 4/1/05	1,190	1,252
EOP Operating LP 7% 7/15/11	1,250	1,407
ERP Operating LP 7.1% 6/23/04	1,500	1,543
ProLogis 6.7% 4/15/04	510	521
Senior Housing Properties Trust 8.625% 1/15/12	770	839
		7,957
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 1,300	$ 1,381
Washington Mutual, Inc.:
4.375% 1/15/08	530	542
5.625% 1/15/07	1,635	1,752
		3,675
TOTAL FINANCIALS		78,234
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Kinetic Concepts, Inc. 7.375% 5/15/13 (f)	270	277
Health Care Providers & Services - 0.2%
AmeriPath, Inc. 10.5% 4/1/13	795	835
AmerisourceBergen Corp. 8.125% 9/1/08	130	144
Fountain View, Inc. 9.25% 8/19/08 (e)	640	634
Genesis HealthCare Corp. 8% 10/15/13 (f)	90	92
National Nephrology Associates, Inc. 9% 11/1/11 (f)	120	124
Neighborcare, Inc. 6.875% 11/15/13 (f)	400	404
PacifiCare Health Systems, Inc. 10.75% 6/1/09	355	407
Psychiatric Solutions, Inc. 10.625% 6/15/13 (f)	365	408
Tenet Healthcare Corp.:
5.375% 11/15/06	70	67
6.375% 12/1/11	230	212
Triad Hospitals, Inc. 8.75% 5/1/09	500	541
		3,868
TOTAL HEALTH CARE		4,145
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
BE Aerospace, Inc.:
8% 3/1/08	150	137
8.5% 10/1/10 (f)	60	63
8.875% 5/1/11	640	582
9.5% 11/1/08	345	328
DRS Technologies, Inc. 6.875% 11/1/13 (f)	130	132
Raytheon Co. 8.3% 3/1/10	2,000	2,373
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Transdigm, Inc. 8.375% 7/15/11 (f)	$ 180	$ 192
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	345	350
		4,157
Airlines - 0.4%
Continental Airlines, Inc. 8% 12/15/05	4,320	4,169
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	78	67
7.9% 12/15/09	30	24
8.3% 12/15/29	745	473
Northwest Airlines, Inc.:
7.875% 3/15/08	1,375	1,107
8.875% 6/1/06	390	347
9.875% 3/15/07	500	448
NWA Trust 10.23% 6/21/14	138	123
		6,758
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	200	218
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	990	1,042
8.5% 12/1/08	250	274
American Color Graphics, Inc. 10% 6/15/10 (f)	465	468
		1,784
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	110	116
Industrial Conglomerates - 0.2%
Koppers, Inc. 9.875% 10/15/13 (f)	120	130
Tyco International Group SA yankee:
6.375% 10/15/11	340	357
6.75% 2/15/11	2,500	2,688
		3,175
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	110	120
Cummins, Inc. 9.5% 12/1/10 (f)	170	195
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	$ 110	$ 117
Terex Corp. 7.375% 1/15/14 (f)	590	587
		1,019
Marine - 0.0%
OMI Corp. 7.625% 12/1/13 (f)	160	160
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	1,085	1,107
9.5% 10/1/08	70	76
TFM SA de CV yankee:
10.25% 6/15/07	730	750
11.75% 6/15/09	775	789
		2,722
TOTAL INDUSTRIALS		20,109
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Marconi Corp. PLC 8% 4/30/08 (f)	295	292
Motorola, Inc. 6.5% 11/15/28	750	730
Nortel Networks Corp. 6.125% 2/15/06	680	683
		1,705
IT Services - 0.1%
Dex Media, Inc.:
0% 11/15/13 (d)(f)	560	372
8% 11/15/13 (f)	610	618
		990
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	1,665	1,715
7.625% 6/15/13	570	587
		2,302
Semiconductors & Semiconductor Equipment - 0.1%
AMI Semiconductor, Inc. 10.75% 2/1/13	188	224
Amkor Technology, Inc.:
7.75% 5/15/13	290	309
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Amkor Technology, Inc.: - continued
9.25% 2/15/08	$ 55	$ 62
10.5% 5/1/09	15	16
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000	995
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10	320	381
		1,987
TOTAL INFORMATION TECHNOLOGY		6,984
MATERIALS - 0.8%
Chemicals - 0.2%
Avecia Group PLC 11% 7/1/09	779	670
Berry Plastics Corp. 10.75% 7/15/12 (f)	270	305
Compass Minerals Group, Inc. 10% 8/15/11	550	611
Equistar Chemicals LP/Equistar Funding Corp.
10.625% 5/1/11 (f)	630	664
Geon Co. 6.875% 12/15/05	60	57
Lyondell Chemical Co.:
9.625% 5/1/07	120	123
9.875% 5/1/07	380	390
11.125% 7/15/12	20	21
Nalco Co.:
7.75% 11/15/11 (f)	230	239
8.875% 11/15/13 (f)	230	238
PolyOne Corp.:
8.875% 5/1/12	265	231
10.625% 5/15/10	310	298
The Scotts Co. 6.625% 11/15/13 (f)	230	233
		4,080
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	80	62
BWAY Corp. 10% 10/15/10 (f)	150	160
Crown Cork & Seal, Inc. 8% 4/15/23	200	180
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	240	251
8.25% 5/15/13	410	426
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Brockway Glass Container, Inc.: - continued
8.75% 11/15/12	$ 340	$ 371
8.875% 2/15/09	975	1,048
Owens-Illinois, Inc.:
7.15% 5/15/05	310	318
7.35% 5/15/08	130	129
7.5% 5/15/10	110	110
7.8% 5/15/18	50	47
8.1% 5/15/07	250	259
Sealed Air Corp.:
5.625% 7/15/13 (f)	170	172
6.875% 7/15/33 (f)	355	371
Tekni-Plex, Inc. 8.75% 11/15/13 (f)	530	543
		4,447
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	600	675
IMCO Recycling, Inc. 10.375% 10/15/10 (f)	210	200
Massey Energy Co. 6.625% 11/15/10 (f)	210	211
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	615	461
Steel Dynamics, Inc. 9.5% 3/15/09	75	82
		1,629
Paper & Forest Products - 0.2%
Boise Cascade Corp.:
6.5% 11/1/10	310	318
7% 11/1/13	310	318
Buckeye Technologies, Inc. 8.5% 10/1/13 (f)	205	218
Georgia-Pacific Corp. 9.5% 12/1/11	915	1,050
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	100	101
Norske Skog Canada Ltd. 8.625% 6/15/11	330	337
Stone Container Corp.:
8.375% 7/1/12	360	382
9.75% 2/1/11	420	461
Weyerhaeuser Co. 6.75% 3/15/12	625	674
		3,859
TOTAL MATERIALS		14,015
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.1%
ACC Escrow Corp. 10% 8/1/11 (f)	$ 540	$ 590
AT&T Corp.:
8.05% 11/15/11	1,170	1,328
8.5% 11/15/31	1,220	1,401
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)	190	199
Citizens Communications Co. 8.5% 5/15/06	750	845
France Telecom SA:
9% 3/1/11	900	1,079
9.75% 3/1/31	1,200	1,570
MCI Communications Corp.:
7.125% 6/15/27 (c)	155	121
7.75% 3/15/24 (c)	30	24
7.75% 3/23/25 (c)	45	36
8.25% 1/20/23 (c)	100	81
Qwest Corp. 8.875% 3/15/12 (f)	365	414
Qwest Services Corp. 13.5% 12/15/10 (f)	2,945	3,460
Telecom Italia Capital 5.25% 11/15/13 (f)	1,300	1,293
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,100	1,191
Telefonica Europe BV 7.75% 9/15/10	1,200	1,410
Telewest Communications PLC yankee 11.25% 11/1/08 (c)	380	222
TELUS Corp. yankee 7.5% 6/1/07	1,720	1,901
Verizon New York, Inc. 6.875% 4/1/12	1,200	1,314
		18,479
Wireless Telecommunication Services - 0.7%
American Tower Corp. 9.375% 2/1/09	685	719
AT&T Wireless Services, Inc. 8.75% 3/1/31	1,740	2,037
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	200	210
Crown Castle International Corp.:
7.5% 12/1/13 (f)(g)	330	322
9.375% 8/1/11	590	645
9.5% 8/1/11	75	80
10.75% 8/1/11	320	355
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,340	1,504
Dobson Communications Corp. 8.875% 10/1/13 (f)	390	392
Millicom International Cellular SA 10% 12/1/13 (f)	400	411
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
9.375% 11/15/09	$ 1,895	$ 2,066
9.5% 2/1/11	1,530	1,744
Nextel Partners, Inc. 8.125% 7/1/11 (f)	130	135
Rogers Wireless, Inc. 9.625% 5/1/11	550	635
Western Wireless Corp. 9.25% 7/15/13	480	499
		11,754
TOTAL TELECOMMUNICATION SERVICES		30,233
UTILITIES - 2.0%
Electric Utilities - 0.9%
Allegheny Energy Supply Co. LLC 8.75% 4/15/12 (f)	205	193
CMS Energy Corp.:
7.5% 1/15/09	430	435
7.625% 11/15/04	1,240	1,269
7.75% 8/1/10 (f)	515	527
8.5% 4/15/11	500	523
8.9% 7/15/08	610	647
9.875% 10/15/07	1,150	1,259
Detroit Edison Co. 6.125% 10/1/10	1,155	1,256
Dominion Resources, Inc. 6.25% 6/30/12	1,005	1,087
Duke Capital Corp. 6.75% 2/15/32	570	578
Edison International 6.875% 9/15/04	434	446
FirstEnergy Corp. 6.45% 11/15/11	565	589
Illinois Power Co.:
7.5% 6/15/09	1,275	1,383
11.5% 12/15/10	650	767
Nevada Power Co.:
6.2% 4/15/04	85	85
10.875% 10/15/09	110	121
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	756
Pacific Gas & Electric Co.:
7.05% 3/1/24	100	102
10.375% 11/1/05 (f)(h)	855	864
PG&E Corp. 6.875% 7/15/08 (f)	255	272
Public Service Co. of Colorado 7.875% 10/1/12	715	865
Sierra Pacific Power Co. 8% 6/1/08	550	578
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.:
7.125% 7/15/25	$ 35	$ 36
7.25% 3/1/26	105	107
7.625% 1/15/10	480	542
8% 2/15/07	385	431
		15,718
Gas Utilities - 0.3%
ANR Pipeline, Inc. 8.875% 3/15/10	180	199
Consolidated Natural Gas Co. 6.85% 4/15/11	585	661
Dynegy Holdings, Inc.:
9.875% 7/15/10 (f)	410	449
10.125% 7/15/13 (f)	610	671
El Paso Energy Corp.:
6.95% 12/15/07	325	296
7.375% 12/15/12	136	116
Northwest Pipeline Corp.:
6.625% 12/1/07	180	180
8.125% 3/1/10	170	186
Sonat, Inc. 6.75% 10/1/07	115	103
Southern Natural Gas Co. 8.875% 3/15/10	220	245
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,704
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	240	242
6.25% 1/15/08	485	500
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	100	103
		5,655
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	19	19
8.75% 5/15/13 (f)	670	725
8.875% 2/15/11	187	196
9% 5/15/15 (f)	510	556
9.375% 9/15/10	468	500
9.5% 6/1/09	1,117	1,199
Calpine Corp.:
6.9% 7/15/07 (f)(h)	1,172	1,108
8.5% 7/15/10 (f)	90	83
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
El Paso Corp.:
7% 5/15/11	$ 1,120	$ 958
7.875% 6/15/12	825	726
Reliant Resources, Inc. 9.25% 7/15/10 (f)	570	573
Western Resources, Inc.:
7.125% 8/1/09	120	129
9.75% 5/1/07	405	465
Williams Companies, Inc.:
6.5% 8/1/06	335	345
6.625% 11/15/04	520	533
6.75% 1/15/06	425	436
7.125% 9/1/11	2,550	2,627
7.5% 1/15/31	110	105
7.625% 7/15/19	385	380
8.125% 3/15/12	475	513
8.625% 6/1/10	480	523
		12,699
TOTAL UTILITIES		34,072
TOTAL NONCONVERTIBLE BONDS		257,618
TOTAL CORPORATE BONDS (Cost $236,257)		258,170
U.S. Government and Government Agency Obligations - 6.0%

U.S. Government Agency Obligations - 2.2%
Fannie Mae:
6.25% 2/1/11	8,935	9,771
7.125% 6/15/10	2,940	3,435
Federal Home Loan Bank 3.625% 11/14/08	2,440	2,433
Freddie Mac:
2.875% 9/15/05	1,470	1,491
3.625% 9/15/08	1,839	1,841
4% 6/12/13	2,342	2,175
5.75% 1/15/12	2,360	2,559
5.875% 3/21/11	6,570	7,035
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
6.625% 9/15/09	$ 2,160	$ 2,457
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	57	58
Series 1993-D, 5.23% 5/15/05	138	141
Series 1994-A, 7.12% 4/15/06	235	250
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	182	196
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	3,043	3,392
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		37,234
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13	6,050	5,982
U.S. Treasury Obligations - 3.5%
U.S. Treasury Bills, yield at date of purchase 1% 3/11/04	6,565	6,548
U.S. Treasury Bonds:
6.125% 8/15/29	13,470	15,154
6.25% 5/15/30	1,900	2,177
6.625% 2/15/27	350	415
8% 11/15/21	700	938
U.S. Treasury Notes:
1.625% 10/31/05	9,615	9,550
3.25% 8/15/07	750	760
4.375% 5/15/07	10,135	10,669
6.5% 2/15/10	12,900	14,901
TOTAL U.S. TREASURY OBLIGATIONS		61,112
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $102,550)		104,328
U.S. Government Agency - Mortgage Securities - 12.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 10.7%
4% 12/1/18 (g)	$ 34,500	$ 33,357
4.5% 7/1/33 to 11/1/33 (g)	16,771	15,890
5% 12/1/16 to 4/1/18	19,291	19,543
5% 12/1/18 (g)	1,803	1,827
5.5% 2/1/11 to 4/1/18	19,390	20,010
5.5% 12/1/33 (g)	30,633	30,825
6% 7/1/12 to 1/1/29	5,851	6,045
6.5% 11/1/09 to 10/1/32	34,408	36,099
6.5% 12/1/18 to 12/1/33 (g)	14,836	15,491
7% 12/1/23 to 4/1/29	445	471
7.5% 6/1/25 to 4/1/29	4,367	4,673
TOTAL FANNIE MAE		184,231
Government National Mortgage Association - 1.6%
6% 5/15/33	12,834	13,288
6.5% 10/15/27 to 11/15/32	3,854	4,061
7% 12/15/25 to 12/15/32	4,147	4,411
7.5% 2/15/23 to 12/15/28	5,051	5,424
8% 11/15/21 to 12/15/26	1,258	1,369
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		28,553
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $210,585)		212,784
Asset-Backed Securities - 1.3%

American Express Credit Account Master Trust Series 1999-2 Class B, 6.1% 12/15/06	1,600	1,635
Capital One Master Trust Series 2001-4 Class B, 1.49% 4/16/07 (h)	1,300	1,301
Capital One Multi-Asset Execution Trust Series 2003-B4 Class B4, 1.92% 7/15/11 (h)	585	585
Chase Manhattan Auto Owner Trust Series 2001-A:
Class A4, 5.07% 2/15/08	3,200	3,302
Class CTFS, 5.06% 2/15/08	249	255
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 2.16% 2/9/09 (h)	1,250	1,259
Discover Card Master Trust I Series 2001-6 Class A, 5.75% 12/15/08	4,000	4,300
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ford Credit Auto Owner Trust:
Series 2001-B Class B, 5.71% 9/15/05	$ 720	$ 736
Series 2001-C Class B, 5.54% 12/15/05	1,000	1,024
Honda Auto Receivables Owner Trust Series 2001-2:
Class A3, 4.67% 3/18/05	379	381
Class A4, 5.09% 10/18/06	1,060	1,078
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	1,000	1,074
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	2,940	3,171
Series 2001-2 Class B, 1.41% 6/16/08 (h)	1,700	1,697
TOTAL ASSET-BACKED SECURITIES (Cost $20,964)		21,798
Commercial Mortgage Securities - 1.1%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.2355% 8/1/24 (f)(h)	893	723
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/14/62	1,000	1,160
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,568
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class A2, 6.538% 6/15/31	560	610
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	4,086
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9604% 4/29/39 (f)(h)	650	512
GS Mortgage Securities Corp. II:
Series 1998-GLII Class E, 6.9701% 4/13/31 (h)	635	638
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	717
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	1,440	1,678
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	647
Class C, 4.13% 11/20/37 (f)	700	620
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,500	4,926
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $17,398)		18,885
Municipal Securities - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois Gen. Oblig. 5.1% 6/1/33	$ 990	$ 900
Oregon Gen. Oblig. 5.892% 6/1/27	990	1,011
TOTAL MUNICIPAL SECURITIES (Cost $1,980)		1,911
Foreign Government and Government Agency Obligations - 0.2%

Chilean Republic:
5.5% 1/15/13	500	512
6.875% 4/28/09	1,000	1,125
7.125% 1/11/12	1,095	1,248
State of Israel 4.625% 6/15/13	165	156
United Mexican States 4.625% 10/8/08	885	886
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,631)		3,927
Floating Rate Loans - 0.3%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (h)	600	546
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (h)	845	803
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (h)	1,400	1,447
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. term loan 5.2643% 4/30/08 (h)	1,800	1,818
TOTAL FLOATING RATE LOANS (Cost $4,390)		4,614
Money Market Funds - 13.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b) (Cost $231,266)	231,265,965	$ 231,266
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $1,673,971)		1,808,999
NET OTHER ASSETS - (4.9)%		(84,784)
NET ASSETS - 100%		$ 1,724,215
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.735% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	Oct. 2006	$ 2,250	$ (10)
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	2,770	(2)
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	2,365	1
TOTAL INTEREST RATE SWAP		7,385	(11)
Total Return Swap

Receive quarterly a return equal to Banc of America LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 75 basis points with Bank of America

	May 2004	$ 1,500	$ (13)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 70 basis points with Lehman Brothers, Inc.	Feb. 2004	1,500	(8)
TOTAL TOTAL RETURN SWAP		3,000	(21)
		$ 10,385	$ (32)
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,251,000 or 2.9% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $995,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	17.9%
AAA,AA,A	5.1%
BBB	4.8%
BB	1.6%
B	4.1%
CCC,CC,C	1.8%
Not Rated	0.6%
Equities	55.2%
Short-Term Investments and Net Other Assets	8.9%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Purchases and sales of securities, other than short-term securities, aggregated $1,466,828,000 and $1,592,268,000, respectively, of which long-term U.S. government and government agency obligations aggregated $1,037,579,000 and $1,049,650,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $12,293,000. The weighted average interest rate was 1.31%. At period end, there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $4,614,000 or 0.3% of net assets.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $55,594,000 of which $45,616,000 and $9,978,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (cost $1,673,971) - See accompanying schedule		$ 1,808,999
Receivable for investments sold		2,498
Receivable for fund shares sold		1,005
Dividends receivable		1,364
Interest receivable		7,299
Prepaid expenses		8
Other receivables		36
Total assets		1,821,209

Liabilities
Payable to custodian bank	$ 879
Payable for investments purchased Regular delivery	7,546
Delayed delivery	82,528
Payable for fund shares redeemed	4,141
Unrealized loss on swap agreements	32
Accrued management fee	618
Distribution fees payable	761
Other affiliated payables	390
Other payables and accrued expenses	99
Total liabilities		96,994

Net Assets		$ 1,724,215
Net Assets consist of:
Paid in capital		$ 1,641,067
Undistributed net investment income		9,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,349)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		134,996
Net Assets		$ 1,724,215

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($130,837 ÷ 8,474 shares)	$ 15.44

Maximum offering price per share (100/94.25 of $15.44)	$ 16.38
Class T: Net Asset Value and redemption price per share ($1,350,014 ÷ 87,071 shares)	$ 15.50

Maximum offering price per share (100/96.50 of $15.50)	$ 16.06
Class B: Net Asset Value and offering price per share ($127,781 ÷ 8,306 shares) A	$ 15.38

Class C: Net Asset Value and offering price per share ($77,027 ÷ 5,010 shares) A	$ 15.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,556 ÷ 2,473.5 shares)	$ 15.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 15,447
Interest		39,106
Security lending		2
Total income		54,555

Expenses
Management fee	$ 7,190
Transfer agent fees	4,222
Distribution fees	8,755
Accounting and security lending fees	390
Non-interested trustees' compensation	7
Custodian fees and expenses	60
Registration fees	100
Audit	67
Legal	14
Interest	1
Miscellaneous	14
Total expenses before reductions	20,820
Expense reductions	(183)	20,637
Net investment income (loss)		33,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,205
Foreign currency transactions	7
Swap agreements	44
Total net realized gain (loss)		54,256
Change in net unrealized appreciation (depreciation) on: Investment securities	95,525
Swap agreements	(32)
Total change in net unrealized appreciation (depreciation)		95,493
Net gain (loss)		149,749
Net increase (decrease) in net assets resulting from operations		$ 183,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,918	$ 43,027
Net realized gain (loss)	54,256	(6,535)
Change in net unrealized appreciation (depreciation)	95,493	(163,209)
Net increase (decrease) in net assets resulting from operations	183,667	(126,717)
Distributions to shareholders from net investment income	(34,025)	(42,614)
Share transactions - net increase (decrease)	(87,424)	(189,877)
Total increase (decrease) in net assets	62,218	(359,208)

Net Assets
Beginning of period	1,661,997	2,021,205
End of period (including undistributed net investment income of $9,501 and undistributed net investment income of $9,417, respectively)	$ 1,724,215	$ 1,661,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 15.41	$ 16.55	$ 18.64	$ 19.91
Income from Investment Operations
Net investment income (loss)C	.34	.38	.43	.49	.50
Net realized and unrealized gain (loss)	1.33	(1.30)	(.62)	(1.29)	.53
Total from investment operations	1.67	(.92)	(.19)	(.80)	1.03
Distributions from net investment income	(.34)	(.38)	(.49)	(.48)	(.52)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.34)	(.38)	(.95)	(1.29)	(2.30)
Net asset value, end of period	$ 15.44	$ 14.11	$ 15.41	$ 16.55	$ 18.64
Total ReturnA,B	12.04%	(6.04)%	(1.18)%	(4.67)%	5.65%
Ratios to Average Net AssetsD
Expenses before expense reductions	.96%	.96%	.94%	.93%	.93%
Expenses net of voluntary waivers, if any	.96%	.96%	.94%	.93%	.93%
Expenses net of all reductions	.95%	.94%	.93%	.91%	.91%
Net investment income (loss)	2.33%	2.65%	2.77%	2.81%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 120	$ 105	$ 66	$ 59
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 15.47	$ 16.58	$ 18.67	$ 19.96
Income from Investment Operations
Net investment income (loss)C	.30	.35	.39	.45	.46
Net realized and unrealized gain (loss)	1.33	(1.31)	(.61)	(1.30)	.51
Total from investment operations	1.63	(.96)	(.22)	(.85)	.97
Distributions from net investment income	(.30)	(.34)	(.43)	(.43)	(.48)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.30)	(.34)	(.89)	(1.24)	(2.26)
Net asset value, end of period	$ 15.50	$ 14.17	$ 15.47	$ 16.58	$ 18.67
Total ReturnA,B	11.68%	(6.27)%	(1.37)%	(4.94)%	5.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.22%	1.23%	1.20%	1.16%	1.16%
Expenses net of voluntary waivers, if any	1.22%	1.23%	1.20%	1.16%	1.16%
Expenses net of all reductions	1.21%	1.20%	1.19%	1.15%	1.14%
Net investment income (loss)	2.06%	2.38%	2.51%	2.57%	2.45%
Supplemental Data
Net assets, end of period (in millions)	$ 1,350	$ 1,319	$ 1,681	$ 2,021	$ 2,802
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.06	$ 15.36	$ 16.47	$ 18.54	$ 19.86
Income from Investment Operations
Net investment income (loss)C	.22	.26	.30	.35	.36
Net realized and unrealized gain (loss)	1.32	(1.30)	(.60)	(1.29)	.50
Total from investment operations	1.54	(1.04)	(.30)	(.94)	.86
Distributions from net investment income	(.22)	(.26)	(.35)	(.32)	(.40)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.22)	(.26)	(.81)	(1.13)	(2.18)
Net asset value, end of period	$ 15.38	$ 14.06	$ 15.36	$ 16.47	$ 18.54
Total ReturnA,B	11.08%	(6.83)%	(1.89)%	(5.45)%	4.71%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.79%	1.79%	1.75%	1.72%	1.69%
Expenses net of voluntary waivers, if any	1.79%	1.79%	1.75%	1.72%	1.69%
Expenses net of all reductions	1.78%	1.77%	1.74%	1.70%	1.68%
Net investment income (loss)	1.49%	1.82%	1.96%	2.01%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$ 128	$ 107	$ 121	$ 111	$ 124
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.05	$ 15.35	$ 16.47	$ 18.55	$ 19.88
Income from Investment Operations
Net investment income (loss)C	.22	.26	.31	.35	.36
Net realized and unrealized gain (loss)	1.32	(1.30)	(.61)	(1.29)	.48
Total from investment operations	1.54	(1.04)	(.30)	(.94)	.84
Distributions from net investment income	(.22)	(.26)	(.36)	(.33)	(.39)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.22)	(.26)	(.82)	(1.14)	(2.17)
Net asset value, end of period	$ 15.37	$ 14.05	$ 15.35	$ 16.47	$ 18.55
Total ReturnA,B	11.09%	(6.83)%	(1.89)%	(5.45)%	4.60%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.78%	1.78%	1.72%	1.69%	1.66%
Expenses net of voluntary waivers, if any	1.78%	1.78%	1.72%	1.69%	1.66%
Expenses net of all reductions	1.77%	1.76%	1.71%	1.68%	1.65%
Net investment income (loss)	1.51%	1.83%	1.98%	2.03%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$ 77	$ 61	$ 61	$ 54	$ 53
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 15.55	$ 16.69	$ 18.77	$ 20.03
Income from Investment Operations
Net investment income (loss)B	.38	.43	.48	.57	.56
Net realized and unrealized gain (loss)	1.34	(1.31)	(.63)	(1.32)	.53
Total from investment operations	1.72	(.88)	(.15)	(.75)	1.09
Distributions from net investment income	(.38)	(.42)	(.53)	(.52)	(.57)
Distributions from net realized gain	-	-	(.46)	(.81)	(1.78)
Total distributions	(.38)	(.42)	(.99)	(1.33)	(2.35)
Net asset value, end of period	$ 15.59	$ 14.25	$ 15.55	$ 16.69	$ 18.77
Total ReturnA	12.31%	(5.73)%	(.92)%	(4.37)%	5.95%
Ratios to Average Net AssetsC
Expenses before expense reductions	.70%	.69%	.67%	.63%	.64%
Expenses net of voluntary waivers, if any	.70%	.69%	.67%	.63%	.64%
Expenses net of all reductions	.68%	.67%	.65%	.61%	.63%
Net investment income (loss)	2.59%	2.92%	3.04%	3.10%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 39	$ 55	$ 53	$ 46	$ 67
Portfolio turnover rate	96%	106%	98%	120%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 179,533	|
Unrealized depreciation	(48,622)
Net unrealized appreciation (depreciation)	130,911
Undistributed ordinary income	7,831
Capital loss carryforward	(55,594)

Cost for federal income tax purposes	$ 1,678,088

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 34,025	$ 42,614

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Financing Transactions - continued

purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

Annual Report

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 317	$ -	$ 6
Class T	.25%	.25%	6,639	42	65
Class B	.75%	.25%	1,142	857	-
Class C	.75%	.25%	657	92	-
			$ 8,755	$ 991	$ 71

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 51
Class T	70
Class B*	295
Class C*	6
$ 422

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 292.23
Class T	3,253.25
Class B	371.32
Class C	203.31
Institutional Class	103.22
	$ 4,222

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,500 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefit all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction	Transfer Agent expense reduction

Fund Level	$ -	$ 109	$ 2	$ -
Class A	6	-	-	1
Class T	65	-	-	-
	$ 71	$ 109	$ 2	$ 1

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 2,895	$ 2,954
Class T	27,166	34,845
Class B	1,704	2,061
Class C	972	1,097
Institutional Class	1,288	1,657
Total	$ 34,025	$ 42,614

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	1,928	3,432	$ 28,121	$ 50,200
Reinvestment of distributions	197	197	2,828	2,881
Shares redeemed	(2,186)	(1,937)	(31,973)	(27,835)
Net increase (decrease)	(61)	1,692	$ (1,024)	$ 25,246
Class T
Shares sold	15,679	17,764	$ 228,404	$ 260,115
Reinvestment of distributions	1,789	2,225	25,742	32,902
Shares redeemed	(23,487)	(35,581)	(341,124)	(518,713)
Net increase (decrease)	(6,019)	(15,592)	$ (86,978)	$ (225,696)
Class B
Shares sold	2,252	1,996	$ 32,774	$ 28,774
Reinvestment of distributions	105	125	1,509	1,828
Shares redeemed	(1,650)	(2,406)	(23,649)	(34,002)
Net increase (decrease)	707	(285)	$ 10,634	$ (3,400)
Class C
Shares sold	1,947	2,091	$ 28,500	$ 30,235
Reinvestment of distributions	58	63	835	924
Shares redeemed	(1,332)	(1,779)	(19,049)	(25,169)
Net increase (decrease)	673	375	$ 10,286	$ 5,990
Institutional Class
Shares sold	597	1,610	$ 8,776	$ 24,078
Reinvestment of distributions	89	111	1,273	1,638
Shares redeemed	(2,052)	(1,259)	(30,391)	(17,733)
Net increase (decrease)	(1,366)	462	$ (20,342)	$ 7,983

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (41)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (41)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Salemy is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Balanced. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Balanced. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 4.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 24%, 28%, 28%, and 28% of the dividends distributed in December, March, June, and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 47%, 36% and 36% of the dividends distributed in March, June and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIGI-UANN-0104
1.786674.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	1.51%	0.30%
Class T (incl. 3.50% sales charge)	3.66%	0.56%
Class B (incl. contingent deferred sales charge)B	1.89%	0.38%
Class C (incl. contingent deferred sales charge)C	5.89%	0.80%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund's Class A, Class T, Class B and Class C shares rose 7.70%, 7.42%, 6.89% and 6.89%, respectively, for the one-year period ending November 30, 2003. In comparison, the S&P 500® index and the LipperSM Growth Funds Average returned 15.09% and 17.56%, respectively. My overall conservative positioning curbed performance in a strong rally led by lower-quality companies, as I stayed focused on leading companies with sustainable long-term growth rates, rather than those benefiting from the anticipation of an unusually robust economy. Specifically, some poor stock picks and an overweighting in the flagging health care sector hurt relative returns. Concentrated positions in major drug makers such as Merck had the biggest impact, followed by drug distributor Cardinal Health. Underweighting top-performing technology stocks also detracted, as did large stakes in media and insurance giants Clear Channel Communications and American International Group, respectively. On the plus side, my aggressive positioning in diversified financials helped, led by such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. The fund gained ground by avoiding several poor-performing stable-growth names in consumer staples and by owning successful turnaround stories in Home Depot and pharmacy chain CVS.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.3	6.8
American International Group, Inc.	5.2	5.3
Clear Channel Communications, Inc.	4.9	5.5
Johnson & Johnson	4.6	2.9
Home Depot, Inc.	4.2	4.0
Citigroup, Inc.	4.1	4.2
Fannie Mae	3.6	4.8
Microsoft Corp.	3.6	2.5
Merck & Co., Inc.	3.5	4.5
General Electric Co.	3.0	4.8
	43.0
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.0
Health Care	20.0	19.7
Consumer Discretionary	12.2	13.6
Information Technology	10.4	9.8
Consumer Staples	9.3	8.1
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 93.4%		Stocks 94.2%
	Convertible Securities 0.8%		Convertible Securities 1.0%
	Short-Term Investments and Net Other Assets 5.8%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	2.5%	** Foreign investments	1.7%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.0%
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	417,100	$ 10,690
Media - 7.3%
Clear Channel Communications, Inc.	4,748,900	198,552
Lamar Advertising Co. Class A (a)	286,800	10,095
McGraw-Hill Companies, Inc.	116,500	7,980
Time Warner, Inc. (a)	4,854,586	79,033
		295,660
Specialty Retail - 4.4%
Home Depot, Inc.	4,578,295	168,298
Limited Brands, Inc.	226,550	4,060
Office Depot, Inc. (a)	84,400	1,338
Staples, Inc. (a)	223,400	6,065
		179,761
TOTAL CONSUMER DISCRETIONARY		486,111
CONSUMER STAPLES - 9.3%
Beverages - 2.5%
PepsiCo, Inc.	1,042,896	50,184
The Coca-Cola Co.	1,067,000	49,616
		99,800
Food & Staples Retailing - 2.7%
CVS Corp.	2,044,100	76,572
Safeway, Inc. (a)	1,528,500	31,716
		108,288
Food Products - 0.7%
Kraft Foods, Inc. Class A	164,500	5,210
Unilever NV (NY Shares)	404,600	24,316
		29,526
Household Products - 0.8%
Colgate-Palmolive Co.	99,700	5,234
Procter & Gamble Co.	281,800	27,120
		32,354
Personal Products - 1.1%
Alberto-Culver Co. Class B	702,200	42,883
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.5%
Altria Group, Inc.	1,181,820	$ 61,455
TOTAL CONSUMER STAPLES		374,306
ENERGY - 7.1%
Energy Equipment & Services - 3.0%
BJ Services Co. (a)	227,900	7,268
Cooper Cameron Corp. (a)	141,900	6,160
Diamond Offshore Drilling, Inc.	1,121,600	19,684
ENSCO International, Inc.	823,390	20,832
GlobalSantaFe Corp.	1,210,547	26,027
Grant Prideco, Inc. (a)	151,000	1,759
Nabors Industries Ltd. (a)	202,200	7,506
Rowan Companies, Inc. (a)	216,434	4,582
Schlumberger Ltd. (NY Shares)	53,500	2,510
Transocean, Inc. (a)	1,402,100	27,173
		123,501
Oil & Gas - 4.1%
ChevronTexaco Corp.	603,600	45,330
ConocoPhillips	1,486,086	84,321
Exxon Mobil Corp.	983,200	35,562
		165,213
TOTAL ENERGY		288,714
FINANCIALS - 21.9%
Capital Markets - 3.1%
Merrill Lynch & Co., Inc.	658,800	37,387
Morgan Stanley	1,575,000	87,066
		124,453
Commercial Banks - 2.4%
Bank of America Corp.	511,300	38,567
Bank One Corp.	842,300	36,522
Synovus Financial Corp.	321,400	9,211
Wachovia Corp.	256,456	11,733
		96,033
Diversified Financial Services - 4.1%
Citigroup, Inc.	3,562,686	167,589
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 8.2%
AFLAC, Inc.	595,600	$ 21,424
Allmerica Financial Corp. (a)	363,200	9,934
AMBAC Financial Group, Inc.	213,500	14,678
American International Group, Inc.	3,611,992	209,315
Hartford Financial Services Group, Inc.	629,700	34,634
MBIA, Inc.	195,700	11,374
MetLife, Inc.	471,500	15,413
PartnerRe Ltd.	90,300	5,032
St. Paul Companies, Inc.	115,496	4,285
Travelers Property Casualty Corp. Class B	225,995	3,526
		329,615
Thrifts & Mortgage Finance - 4.1%
Fannie Mae	2,103,680	147,258
MGIC Investment Corp.	273,030	14,457
New York Community Bancorp, Inc.	75,200	2,922
		164,637
TOTAL FINANCIALS		882,327
HEALTH CARE - 20.0%
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	1,988,500	55,320
Respironics, Inc. (a)	95,200	4,332
		59,652
Health Care Providers & Services - 6.7%
Cardinal Health, Inc.	4,174,805	255,243
Medco Health Solutions, Inc. (a)	392,413	14,296
		269,539
Pharmaceuticals - 11.8%
Johnson & Johnson	3,799,600	187,282
Merck & Co., Inc.	3,481,400	141,345
Pfizer, Inc.	1,716,300	57,582
Recordati Spa	79,300	1,527
Schering-Plough Corp.	1,407,260	22,587
Wyeth	1,717,200	67,658
		477,981
TOTAL HEALTH CARE		807,172
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 6.0%
Aerospace & Defense - 0.5%
United Technologies Corp.	239,700	$ 20,542
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	137,900	3,744
ChoicePoint, Inc. (a)	306,533	11,725
NCO Group, Inc. (a)	341,700	7,893
		23,362
Industrial Conglomerates - 4.2%
General Electric Co.	4,178,320	119,792
Tyco International Ltd.	2,113,200	48,498
		168,290
Machinery - 0.6%
Ingersoll-Rand Co. Ltd. Class A	428,500	26,713
Road & Rail - 0.1%
CSX Corp.	76,400	2,589
Union Pacific Corp.	38,800	2,471
		5,060
TOTAL INDUSTRIALS		243,967
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	377,600	8,556
Comverse Technology, Inc. (a)	703,700	13,532
Motorola, Inc.	3,185,100	44,719
		66,807
Computers & Peripherals - 1.9%
Dell, Inc. (a)	724,000	24,978
Hewlett-Packard Co.	1,857,500	40,289
Sun Microsystems, Inc. (a)	2,351,500	10,041
		75,308
Electronic Equipment & Instruments - 1.1%
Celestica, Inc. (sub. vtg.) (a)	339,410	5,170
Flextronics International Ltd. (a)	534,600	8,570
Jabil Circuit, Inc. (a)	259,500	7,139
Sanmina-SCI Corp. (a)	567,300	6,915
Solectron Corp. (a)	2,110,100	12,344
Thermo Electron Corp. (a)	144,400	3,451
		43,589
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	248,200	$ 12,445
First Data Corp.	631,500	23,902
		36,347
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	249,360	8,336
KLA-Tencor Corp. (a)	35,800	2,098
Lam Research Corp. (a)	84,300	2,698
Linear Technology Corp.	45,199	1,950
Micron Technology, Inc. (a)	158,900	2,067
Novellus Systems, Inc. (a)	36,700	1,606
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	487,080	5,295
United Microelectronics Corp. sponsored ADR (a)	1,046,481	5,484
Xilinx, Inc. (a)	30,700	1,154
		30,688
Software - 3.9%
Microsoft Corp.	5,625,623	144,579
VERITAS Software Corp. (a)	332,800	12,653
		157,232
TOTAL INFORMATION TECHNOLOGY		409,971
MATERIALS - 0.8%
Chemicals - 0.3%
Dow Chemical Co.	315,300	11,840
Metals & Mining - 0.4%
Alcan, Inc.	238,000	10,104
Alcoa, Inc.	140,700	4,616
		14,720
Paper & Forest Products - 0.1%
Bowater, Inc.	55,400	2,266
International Paper Co.	45,900	1,708
		3,974
TOTAL MATERIALS		30,534
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.7%
BellSouth Corp.	391,300	10,186
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (a)	7,576,900	$ 27,731
SBC Communications, Inc.	3,764,700	87,642
Verizon Communications, Inc.	1,992,850	65,306
		190,865
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	629,000	15,933
TOTAL TELECOMMUNICATION SERVICES		206,798
UTILITIES - 1.0%
Electric Utilities - 0.9%
Allegheny Energy, Inc. (a)	253,600	2,726
FirstEnergy Corp.	444,900	15,416
PG&E Corp. (a)	402,500	10,111
TXU Corp.	185,700	4,111
Wisconsin Energy Corp.	110,800	3,623
		35,987
Gas Utilities - 0.1%
NiSource, Inc.	141,000	2,926
TOTAL UTILITIES		38,913
TOTAL COMMON STOCKS (Cost $3,794,853)		3,768,813
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Hilton Hotels Corp. 3.375% 4/15/23 (c)	$ 3,440	3,655
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (c)	2,423	3,528
TOTAL CONSUMER DISCRETIONARY		7,183
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
IOS Capital LLC 5% 5/1/07 (c)	$ 2,770	$ 2,647
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.3%
Tyco International Group SA 3.125% 1/15/23	11,630	14,189
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Brocade Communications Systems, Inc. 2% 1/1/07	3,950	3,496
CIENA Corp. 3.75% 2/1/08	5,980	5,546
		9,042
TOTAL CONVERTIBLE BONDS		33,061
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	461	493
9.5% 6/1/09	153	164
		657
TOTAL CORPORATE BONDS (Cost $29,850)		33,718
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.09% (b) (Cost $252,074)	252,073,976	$ 252,074
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $4,076,777)		4,054,605
NET OTHER ASSETS - (0.4)%		(17,644)
NET ASSETS - 100%		$ 4,036,961
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,830,000 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,086,329,000 and $1,290,939,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $176,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $147,886,000 of which $36,944,000 and $110,942,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $20,987) (cost $4,076,777) - See accompanying schedule		$ 4,054,605
Receivable for investments sold		9,064
Receivable for fund shares sold		7,511
Dividends receivable		4,417
Interest receivable		530
Prepaid expenses		17
Other receivables		290
Total assets		4,076,434

Liabilities
Payable for investments purchased	$ 9,745
Payable for fund shares redeemed	3,593
Accrued management fee	1,925
Distribution fees payable	1,753
Other affiliated payables	803
Other payables and accrued expenses	83
Collateral on securities loaned, at value	21,571
Total liabilities		39,473

Net Assets		$ 4,036,961
Net Assets consist of:
Paid in capital		$ 4,215,829
Undistributed net investment income		12,293
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(168,989)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,172)
Net Assets		$ 4,036,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($330,700 ÷ 31,005 shares)	$ 10.67

Maximum offering price per share (100/94.25 of $10.67)	$ 11.32
Class T: Net Asset Value and redemption price per share ($2,090,813 ÷ 197,219 shares)	$ 10.60

Maximum offering price per share (100/96.50 of $10.60)	$ 10.98
Class B: Net Asset Value and offering price per share ($538,276 ÷ 51,808 shares) A	$ 10.39

Class C: Net Asset Value and offering price per share ($460,031 ÷ 44,220 shares) A	$ 10.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($617,141 ÷ 57,272 shares)	$ 10.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 52,012
Interest		4,913
Security lending		81
Total income		57,006

Expenses
Management fee	$ 19,160
Transfer agent fees	7,906
Distribution fees	17,726
Accounting and security lending fees	587
Non-interested trustees' compensation	13
Custodian fees and expenses	67
Registration fees	172
Audit	44
Legal	17
Miscellaneous	38
Total expenses before reductions	45,730
Expense reductions	(877)	44,853
Net investment income (loss)		12,153
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	57,287
Foreign currency transactions	1
Futures contracts	(5,282)
Total net realized gain (loss)		52,006
Change in net unrealized appreciation (depreciation) on: Investment securities	199,962
Futures contracts	(566)
Total change in net unrealized appreciation (depreciation)		199,396
Net gain (loss)		251,402
Net increase (decrease) in net assets resulting from operations		$ 263,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,153	$ 12,109
Net realized gain (loss)	52,006	(144,383)
Change in net unrealized appreciation (depreciation)	199,396	(281,129)
Net increase (decrease) in net assets resulting from operations	263,555	(413,403)
Distributions to shareholders from net investment income	(12,345)	(2,736)
Share transactions - net increase (decrease)	841,914	1,071,727
Total increase (decrease) in net assets	1,093,124	655,588

Net Assets
Beginning of period	2,943,837	2,288,249
End of period (including undistributed net investment income of $12,293 and undistributed net investment income of $11,755, respectively)	$ 4,036,961	$ 2,943,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 11.58	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.06	.07H	.06	.02	.01
Net realized and unrealized gain (loss)	.70	(1.65)H	(.35)	1.11	.73
Total from investment operations	.76	(1.58)	(.29)	1.13	.74
Distributions from net investment income	(.06)	(.03)	-	-	-
Net asset value, end of period	$ 10.67	$ 9.97	$ 11.58	$ 11.87	$ 10.74
Total ReturnB,C,D	7.70%	(13.68)%	(2.44)%	10.52%	7.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.14%	1.16%	1.13%	1.16%	1.25%A
Expenses net of voluntary waivers, if any	1.14%	1.16%	1.13%	1.16%	1.25%A
Expenses net of all reductions	1.11%	1.11%	1.10%	1.13%	1.23%A
Net investment income (loss)	.61%	.73%H	.50%	.15%	.10%A
Supplemental Data
Net assets, end of period (in millions)	$ 331	$ 220	$ 121	$ 48	$ 45
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 11.51	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.04	.05H	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	.69	(1.64)H	(.35)	1.12	.73
Total from investment operations	.73	(1.59)	(.32)	1.11	.72
Distributions from net investment income	(.04)	(.01)	-	-	-
Net asset value, end of period	$ 10.60	$ 9.91	$ 11.51	$ 11.83	$ 10.72
Total ReturnB,C,D	7.42%	(13.83)%	(2.70)%	10.35%	7.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.35%	1.36%	1.34%	1.38%	1.46%A
Expenses net of voluntary waivers, if any	1.35%	1.36%	1.34%	1.38%	1.46%A
Expenses net of all reductions	1.32%	1.32%	1.31%	1.35%	1.45%A
Net investment income (loss)	.40%	.53%H	.29%	(.07)%	(.12)%A
Supplemental Data
Net assets, end of period (in millions)	$ 2,091	$ 1,467	$ 1,255	$ 323	$ 286
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 11.35	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	-H,I	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	.69	(1.63)H	(.33)	1.10	.73
Total from investment operations	.67	(1.63)	(.36)	1.04	.67
Net asset value, end of period	$ 10.39	$ 9.72	$ 11.35	$ 11.71	$ 10.67
Total ReturnB,C,D	6.89%	(14.36)%	(3.07)%	9.75%	6.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.92%	1.91%	1.88%	1.89%	1.97%A
Expenses net of voluntary waivers, if any	1.92%	1.91%	1.88%	1.89%	1.97%A
Expenses net of all reductions	1.90%	1.87%	1.85%	1.86%	1.96%A
Net investment income (loss)	(.17)%	(.02)%H	(.25)%	(.58)%	(.63)%A
Supplemental Data
Net assets, end of period (in millions)	$ 538	$ 430	$ 427	$ 274	$ 272
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 11.35	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.01)	-H,I	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	.68	(1.62)H	(.35)	1.10	.74
Total from investment operations	.67	(1.62)	(.37)	1.04	.68
Net asset value, end of period	$ 10.40	$ 9.73	$ 11.35	$ 11.72	$ 10.68
Total ReturnB,C,D	6.89%	(14.27)%	(3.16)%	9.74%	6.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.87%	1.87%	1.84%	1.86%	1.96%A
Expenses net of voluntary waivers, if any	1.87%	1.87%	1.84%	1.86%	1.96%A
Expenses net of all reductions	1.84%	1.82%	1.81%	1.83%	1.94%A
Net investment income (loss)	(.12)%	.02%H	(.21)%	(.55)%	(.61)%A
Supplemental Data
Net assets, end of period (in millions)	$ 460	$ 336	$ 290	$ 162	$ 156
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 11.70	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.10	.11G	.10	.06	.04
Net realized and unrealized gain (loss)	.71	(1.67)G	(.35)	1.12	.73
Total from investment operations	.81	(1.56)	(.25)	1.18	.77
Distributions from net investment income	(.10)	(.07)	-	-	-
Net asset value, end of period	$ 10.78	$ 10.07	$ 11.70	$ 11.95	$ 10.77
Total ReturnB,C	8.18%	(13.42)%	(2.09)%	10.96%	7.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.77%	.78%	.78%	.81%	.95%A
Expenses net of voluntary waivers, if any	.77%	.78%	.78%	.81%	.95%A
Expenses net of all reductions	.74%	.73%	.76%	.78%	.93%A
Net investment income (loss)	.98%	1.11%G	.85%	.50%	.40%A
Supplemental Data
Net assets, end of period (in millions)	$ 617	$ 490	$ 195	$ 49	$ 26
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 326,420	|
Unrealized depreciation	(369,068)
Net unrealized appreciation (depreciation)	(42,648)
Undistributed ordinary income	11,667
Capital loss carryforward	(147,886)

Cost for federal income tax purposes	$ 4,097,253

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 12,345	$ 2,736

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions from resale. Thee securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 674	$ 2	$ 29
Class T	.26%	.25%	8,731	47	190
Class B	.75%	.25%	4,581	3,436	-
Class C	.75%	.25%	3,740	1,019	-
			$ 17,726	$ 4,504	$ 219

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 374
Class T	208
Class B*	1,175
Class C*	55
$ 1,812

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 700.27
Class T	3,969.23
Class B	1,448.32
Class C	986.26
Institutional Class	803.16
	$ 7,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,139 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 657	$ 1
Class A	29	-	-
Class T	190	-	-
	$ 219	$ 657	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 1,347	$ 326
Class T	6,019	1,121
Institutional Class	4,979	1,289
Total	$ 12,345	$ 2,736

9. Other Information.

At the end of the period one unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	15,185	16,601	$ 151,524	$ 175,551
Reinvestment of distributions	130	24	1,228	290
Shares redeemed	(6,428)	(4,977)	(63,400)	(49,139)
Net increase (decrease)	8,887	11,648	$ 89,352	$ 126,702
Class T
Shares sold	74,688	68,679	$ 734,946	$ 711,055
Reinvestment of distributions	619	93	5,820	1,079
Shares redeemed	(26,173)	(29,710)	(255,469)	(299,681)
Net increase (decrease)	49,134	39,062	$ 485,297	$ 412,453
Class B
Shares sold	15,722	17,207	$ 153,002	$ 181,555
Shares redeemed	(8,181)	(10,515)	(77,249)	(101,273)
Net increase (decrease)	7,541	6,692	$ 75,753	$ 80,282
Class C
Shares sold	17,182	17,317	$ 168,214	$ 181,926
Shares redeemed	(7,520)	(8,321)	(71,751)	(80,654)
Net increase (decrease)	9,662	8,996	$ 96,463	$ 101,272
Institutional Class
Shares sold	29,639	45,787	$ 297,996	$ 483,735
Reinvestment of distributions	172	55	1,639	645
Shares redeemed	(21,157)	(13,908)	(204,586)	(133,362)
Net increase (decrease)	8,654	31,934	$ 95,049	$ 351,018

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition,

Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles Mangum (39)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Dividend Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dividend Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGF-UANN-0104
1.786675.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	8.18%	1.88%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund's Institutional Class shares rose 8.18% for the one-year period ending November 30, 2003. In comparison, the S&P 500® index and the LipperSM Growth Funds Average returned 15.09% and 17.56%, respectively. My overall conservative positioning curbed performance in a strong rally led by lower-quality companies, as I stayed focused on leading companies with sustainable long-term growth rates, rather than those benefiting from the anticipation of an unusually robust economy. Specifically, some poor stock picks and an overweighting in the flagging health care sector hurt relative returns. Concentrated positions in major drug makers such as Merck had the biggest impact, followed by drug distributor Cardinal Health. Underweighting top-performing technology stocks also detracted, as did large stakes in media and insurance giants Clear Channel Communications and American International Group, respectively. On the plus side, my aggressive positioning in diversified financials helped, led by such capital-markets-sensitive stocks as Merrill Lynch and Morgan Stanley. The fund gained ground by avoiding several poor-performing stable-growth names in consumer staples and by owning successful turnaround stories in Home Depot and pharmacy chain CVS.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.3	6.8
American International Group, Inc.	5.2	5.3
Clear Channel Communications, Inc.	4.9	5.5
Johnson & Johnson	4.6	2.9
Home Depot, Inc.	4.2	4.0
Citigroup, Inc.	4.1	4.2
Fannie Mae	3.6	4.8
Microsoft Corp.	3.6	2.5
Merck & Co., Inc.	3.5	4.5
General Electric Co.	3.0	4.8
	43.0
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.0
Health Care	20.0	19.7
Consumer Discretionary	12.2	13.6
Information Technology	10.4	9.8
Consumer Staples	9.3	8.1
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 93.4%		Stocks 94.2%
	Convertible Securities 0.8%		Convertible Securities 1.0%
	Short-Term Investments and Net Other Assets 5.8%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	2.5%	** Foreign investments	1.7%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.0%
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	417,100	$ 10,690
Media - 7.3%
Clear Channel Communications, Inc.	4,748,900	198,552
Lamar Advertising Co. Class A (a)	286,800	10,095
McGraw-Hill Companies, Inc.	116,500	7,980
Time Warner, Inc. (a)	4,854,586	79,033
		295,660
Specialty Retail - 4.4%
Home Depot, Inc.	4,578,295	168,298
Limited Brands, Inc.	226,550	4,060
Office Depot, Inc. (a)	84,400	1,338
Staples, Inc. (a)	223,400	6,065
		179,761
TOTAL CONSUMER DISCRETIONARY		486,111
CONSUMER STAPLES - 9.3%
Beverages - 2.5%
PepsiCo, Inc.	1,042,896	50,184
The Coca-Cola Co.	1,067,000	49,616
		99,800
Food & Staples Retailing - 2.7%
CVS Corp.	2,044,100	76,572
Safeway, Inc. (a)	1,528,500	31,716
		108,288
Food Products - 0.7%
Kraft Foods, Inc. Class A	164,500	5,210
Unilever NV (NY Shares)	404,600	24,316
		29,526
Household Products - 0.8%
Colgate-Palmolive Co.	99,700	5,234
Procter & Gamble Co.	281,800	27,120
		32,354
Personal Products - 1.1%
Alberto-Culver Co. Class B	702,200	42,883
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.5%
Altria Group, Inc.	1,181,820	$ 61,455
TOTAL CONSUMER STAPLES		374,306
ENERGY - 7.1%
Energy Equipment & Services - 3.0%
BJ Services Co. (a)	227,900	7,268
Cooper Cameron Corp. (a)	141,900	6,160
Diamond Offshore Drilling, Inc.	1,121,600	19,684
ENSCO International, Inc.	823,390	20,832
GlobalSantaFe Corp.	1,210,547	26,027
Grant Prideco, Inc. (a)	151,000	1,759
Nabors Industries Ltd. (a)	202,200	7,506
Rowan Companies, Inc. (a)	216,434	4,582
Schlumberger Ltd. (NY Shares)	53,500	2,510
Transocean, Inc. (a)	1,402,100	27,173
		123,501
Oil & Gas - 4.1%
ChevronTexaco Corp.	603,600	45,330
ConocoPhillips	1,486,086	84,321
Exxon Mobil Corp.	983,200	35,562
		165,213
TOTAL ENERGY		288,714
FINANCIALS - 21.9%
Capital Markets - 3.1%
Merrill Lynch & Co., Inc.	658,800	37,387
Morgan Stanley	1,575,000	87,066
		124,453
Commercial Banks - 2.4%
Bank of America Corp.	511,300	38,567
Bank One Corp.	842,300	36,522
Synovus Financial Corp.	321,400	9,211
Wachovia Corp.	256,456	11,733
		96,033
Diversified Financial Services - 4.1%
Citigroup, Inc.	3,562,686	167,589
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 8.2%
AFLAC, Inc.	595,600	$ 21,424
Allmerica Financial Corp. (a)	363,200	9,934
AMBAC Financial Group, Inc.	213,500	14,678
American International Group, Inc.	3,611,992	209,315
Hartford Financial Services Group, Inc.	629,700	34,634
MBIA, Inc.	195,700	11,374
MetLife, Inc.	471,500	15,413
PartnerRe Ltd.	90,300	5,032
St. Paul Companies, Inc.	115,496	4,285
Travelers Property Casualty Corp. Class B	225,995	3,526
		329,615
Thrifts & Mortgage Finance - 4.1%
Fannie Mae	2,103,680	147,258
MGIC Investment Corp.	273,030	14,457
New York Community Bancorp, Inc.	75,200	2,922
		164,637
TOTAL FINANCIALS		882,327
HEALTH CARE - 20.0%
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	1,988,500	55,320
Respironics, Inc. (a)	95,200	4,332
		59,652
Health Care Providers & Services - 6.7%
Cardinal Health, Inc.	4,174,805	255,243
Medco Health Solutions, Inc. (a)	392,413	14,296
		269,539
Pharmaceuticals - 11.8%
Johnson & Johnson	3,799,600	187,282
Merck & Co., Inc.	3,481,400	141,345
Pfizer, Inc.	1,716,300	57,582
Recordati Spa	79,300	1,527
Schering-Plough Corp.	1,407,260	22,587
Wyeth	1,717,200	67,658
		477,981
TOTAL HEALTH CARE		807,172
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 6.0%
Aerospace & Defense - 0.5%
United Technologies Corp.	239,700	$ 20,542
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	137,900	3,744
ChoicePoint, Inc. (a)	306,533	11,725
NCO Group, Inc. (a)	341,700	7,893
		23,362
Industrial Conglomerates - 4.2%
General Electric Co.	4,178,320	119,792
Tyco International Ltd.	2,113,200	48,498
		168,290
Machinery - 0.6%
Ingersoll-Rand Co. Ltd. Class A	428,500	26,713
Road & Rail - 0.1%
CSX Corp.	76,400	2,589
Union Pacific Corp.	38,800	2,471
		5,060
TOTAL INDUSTRIALS		243,967
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	377,600	8,556
Comverse Technology, Inc. (a)	703,700	13,532
Motorola, Inc.	3,185,100	44,719
		66,807
Computers & Peripherals - 1.9%
Dell, Inc. (a)	724,000	24,978
Hewlett-Packard Co.	1,857,500	40,289
Sun Microsystems, Inc. (a)	2,351,500	10,041
		75,308
Electronic Equipment & Instruments - 1.1%
Celestica, Inc. (sub. vtg.) (a)	339,410	5,170
Flextronics International Ltd. (a)	534,600	8,570
Jabil Circuit, Inc. (a)	259,500	7,139
Sanmina-SCI Corp. (a)	567,300	6,915
Solectron Corp. (a)	2,110,100	12,344
Thermo Electron Corp. (a)	144,400	3,451
		43,589
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	248,200	$ 12,445
First Data Corp.	631,500	23,902
		36,347
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	249,360	8,336
KLA-Tencor Corp. (a)	35,800	2,098
Lam Research Corp. (a)	84,300	2,698
Linear Technology Corp.	45,199	1,950
Micron Technology, Inc. (a)	158,900	2,067
Novellus Systems, Inc. (a)	36,700	1,606
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	487,080	5,295
United Microelectronics Corp. sponsored ADR (a)	1,046,481	5,484
Xilinx, Inc. (a)	30,700	1,154
		30,688
Software - 3.9%
Microsoft Corp.	5,625,623	144,579
VERITAS Software Corp. (a)	332,800	12,653
		157,232
TOTAL INFORMATION TECHNOLOGY		409,971
MATERIALS - 0.8%
Chemicals - 0.3%
Dow Chemical Co.	315,300	11,840
Metals & Mining - 0.4%
Alcan, Inc.	238,000	10,104
Alcoa, Inc.	140,700	4,616
		14,720
Paper & Forest Products - 0.1%
Bowater, Inc.	55,400	2,266
International Paper Co.	45,900	1,708
		3,974
TOTAL MATERIALS		30,534
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.7%
BellSouth Corp.	391,300	10,186
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (a)	7,576,900	$ 27,731
SBC Communications, Inc.	3,764,700	87,642
Verizon Communications, Inc.	1,992,850	65,306
		190,865
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	629,000	15,933
TOTAL TELECOMMUNICATION SERVICES		206,798
UTILITIES - 1.0%
Electric Utilities - 0.9%
Allegheny Energy, Inc. (a)	253,600	2,726
FirstEnergy Corp.	444,900	15,416
PG&E Corp. (a)	402,500	10,111
TXU Corp.	185,700	4,111
Wisconsin Energy Corp.	110,800	3,623
		35,987
Gas Utilities - 0.1%
NiSource, Inc.	141,000	2,926
TOTAL UTILITIES		38,913
TOTAL COMMON STOCKS (Cost $3,794,853)		3,768,813
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Hilton Hotels Corp. 3.375% 4/15/23 (c)	$ 3,440	3,655
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (c)	2,423	3,528
TOTAL CONSUMER DISCRETIONARY		7,183
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
IOS Capital LLC 5% 5/1/07 (c)	$ 2,770	$ 2,647
INDUSTRIALS - 0.3%
Industrial Conglomerates - 0.3%
Tyco International Group SA 3.125% 1/15/23	11,630	14,189
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Brocade Communications Systems, Inc. 2% 1/1/07	3,950	3,496
CIENA Corp. 3.75% 2/1/08	5,980	5,546
		9,042
TOTAL CONVERTIBLE BONDS		33,061
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	461	493
9.5% 6/1/09	153	164
		657
TOTAL CORPORATE BONDS (Cost $29,850)		33,718
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.09% (b) (Cost $252,074)	252,073,976	$ 252,074
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $4,076,777)		4,054,605
NET OTHER ASSETS - (0.4)%		(17,644)
NET ASSETS - 100%		$ 4,036,961
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,830,000 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,086,329,000 and $1,290,939,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $176,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $147,886,000 of which $36,944,000 and $110,942,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $20,987) (cost $4,076,777) - See accompanying schedule		$ 4,054,605
Receivable for investments sold		9,064
Receivable for fund shares sold		7,511
Dividends receivable		4,417
Interest receivable		530
Prepaid expenses		17
Other receivables		290
Total assets		4,076,434

Liabilities
Payable for investments purchased	$ 9,745
Payable for fund shares redeemed	3,593
Accrued management fee	1,925
Distribution fees payable	1,753
Other affiliated payables	803
Other payables and accrued expenses	83
Collateral on securities loaned, at value	21,571
Total liabilities		39,473

Net Assets		$ 4,036,961
Net Assets consist of:
Paid in capital		$ 4,215,829
Undistributed net investment income		12,293
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(168,989)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,172)
Net Assets		$ 4,036,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($330,700 ÷ 31,005 shares)	$ 10.67

Maximum offering price per share (100/94.25 of $10.67)	$ 11.32
Class T: Net Asset Value and redemption price per share ($2,090,813 ÷ 197,219 shares)	$ 10.60

Maximum offering price per share (100/96.50 of $10.60)	$ 10.98
Class B: Net Asset Value and offering price per share ($538,276 ÷ 51,808 shares) A	$ 10.39

Class C: Net Asset Value and offering price per share ($460,031 ÷ 44,220 shares) A	$ 10.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($617,141 ÷ 57,272 shares)	$ 10.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 52,012
Interest		4,913
Security lending		81
Total income		57,006

Expenses
Management fee	$ 19,160
Transfer agent fees	7,906
Distribution fees	17,726
Accounting and security lending fees	587
Non-interested trustees' compensation	13
Custodian fees and expenses	67
Registration fees	172
Audit	44
Legal	17
Miscellaneous	38
Total expenses before reductions	45,730
Expense reductions	(877)	44,853
Net investment income (loss)		12,153
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	57,287
Foreign currency transactions	1
Futures contracts	(5,282)
Total net realized gain (loss)		52,006
Change in net unrealized appreciation (depreciation) on: Investment securities	199,962
Futures contracts	(566)
Total change in net unrealized appreciation (depreciation)		199,396
Net gain (loss)		251,402
Net increase (decrease) in net assets resulting from operations		$ 263,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,153	$ 12,109
Net realized gain (loss)	52,006	(144,383)
Change in net unrealized appreciation (depreciation)	199,396	(281,129)
Net increase (decrease) in net assets resulting from operations	263,555	(413,403)
Distributions to shareholders from net investment income	(12,345)	(2,736)
Share transactions - net increase (decrease)	841,914	1,071,727
Total increase (decrease) in net assets	1,093,124	655,588

Net Assets
Beginning of period	2,943,837	2,288,249
End of period (including undistributed net investment income of $12,293 and undistributed net investment income of $11,755, respectively)	$ 4,036,961	$ 2,943,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 11.58	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.06	.07H	.06	.02	.01
Net realized and unrealized gain (loss)	.70	(1.65)H	(.35)	1.11	.73
Total from investment operations	.76	(1.58)	(.29)	1.13	.74
Distributions from net investment income	(.06)	(.03)	-	-	-
Net asset value, end of period	$ 10.67	$ 9.97	$ 11.58	$ 11.87	$ 10.74
Total ReturnB,C,D	7.70%	(13.68)%	(2.44)%	10.52%	7.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.14%	1.16%	1.13%	1.16%	1.25%A
Expenses net of voluntary waivers, if any	1.14%	1.16%	1.13%	1.16%	1.25%A
Expenses net of all reductions	1.11%	1.11%	1.10%	1.13%	1.23%A
Net investment income (loss)	.61%	.73%H	.50%	.15%	.10%A
Supplemental Data
Net assets, end of period (in millions)	$ 331	$ 220	$ 121	$ 48	$ 45
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 11.51	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.04	.05H	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	.69	(1.64)H	(.35)	1.12	.73
Total from investment operations	.73	(1.59)	(.32)	1.11	.72
Distributions from net investment income	(.04)	(.01)	-	-	-
Net asset value, end of period	$ 10.60	$ 9.91	$ 11.51	$ 11.83	$ 10.72
Total ReturnB,C,D	7.42%	(13.83)%	(2.70)%	10.35%	7.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.35%	1.36%	1.34%	1.38%	1.46%A
Expenses net of voluntary waivers, if any	1.35%	1.36%	1.34%	1.38%	1.46%A
Expenses net of all reductions	1.32%	1.32%	1.31%	1.35%	1.45%A
Net investment income (loss)	.40%	.53%H	.29%	(.07)%	(.12)%A
Supplemental Data
Net assets, end of period (in millions)	$ 2,091	$ 1,467	$ 1,255	$ 323	$ 286
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 11.35	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	-H,I	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	.69	(1.63)H	(.33)	1.10	.73
Total from investment operations	.67	(1.63)	(.36)	1.04	.67
Net asset value, end of period	$ 10.39	$ 9.72	$ 11.35	$ 11.71	$ 10.67
Total ReturnB,C,D	6.89%	(14.36)%	(3.07)%	9.75%	6.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.92%	1.91%	1.88%	1.89%	1.97%A
Expenses net of voluntary waivers, if any	1.92%	1.91%	1.88%	1.89%	1.97%A
Expenses net of all reductions	1.90%	1.87%	1.85%	1.86%	1.96%A
Net investment income (loss)	(.17)%	(.02)%H	(.25)%	(.58)%	(.63)%A
Supplemental Data
Net assets, end of period (in millions)	$ 538	$ 430	$ 427	$ 274	$ 272
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 11.35	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.01)	-H,I	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	.68	(1.62)H	(.35)	1.10	.74
Total from investment operations	.67	(1.62)	(.37)	1.04	.68
Net asset value, end of period	$ 10.40	$ 9.73	$ 11.35	$ 11.72	$ 10.68
Total ReturnB,C,D	6.89%	(14.27)%	(3.16)%	9.74%	6.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.87%	1.87%	1.84%	1.86%	1.96%A
Expenses net of voluntary waivers, if any	1.87%	1.87%	1.84%	1.86%	1.96%A
Expenses net of all reductions	1.84%	1.82%	1.81%	1.83%	1.94%A
Net investment income (loss)	(.12)%	.02%H	(.21)%	(.55)%	(.61)%A
Supplemental Data
Net assets, end of period (in millions)	$ 460	$ 336	$ 290	$ 162	$ 156
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 11.70	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.10	.11G	.10	.06	.04
Net realized and unrealized gain (loss)	.71	(1.67)G	(.35)	1.12	.73
Total from investment operations	.81	(1.56)	(.25)	1.18	.77
Distributions from net investment income	(.10)	(.07)	-	-	-
Net asset value, end of period	$ 10.78	$ 10.07	$ 11.70	$ 11.95	$ 10.77
Total ReturnB,C	8.18%	(13.42)%	(2.09)%	10.96%	7.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.77%	.78%	.78%	.81%	.95%A
Expenses net of voluntary waivers, if any	.77%	.78%	.78%	.81%	.95%A
Expenses net of all reductions	.74%	.73%	.76%	.78%	.93%A
Net investment income (loss)	.98%	1.11%G	.85%	.50%	.40%A
Supplemental Data
Net assets, end of period (in millions)	$ 617	$ 490	$ 195	$ 49	$ 26
Portfolio turnover rate	41%	65%	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 326,420	|
Unrealized depreciation	(369,068)
Net unrealized appreciation (depreciation)	(42,648)
Undistributed ordinary income	11,667
Capital loss carryforward	(147,886)

Cost for federal income tax purposes	$ 4,097,253

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 12,345	$ 2,736

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions from resale. Thee securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 674	$ 2	$ 29
Class T	.26%	.25%	8,731	47	190
Class B	.75%	.25%	4,581	3,436	-
Class C	.75%	.25%	3,740	1,019	-
			$ 17,726	$ 4,504	$ 219

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 374
Class T	208
Class B*	1,175
Class C*	55
$ 1,812

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 700.27
Class T	3,969.23
Class B	1,448.32
Class C	986.26
Institutional Class	803.16
	$ 7,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,139 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 657	$ 1
Class A	29	-	-
Class T	190	-	-
	$ 219	$ 657	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 1,347	$ 326
Class T	6,019	1,121
Institutional Class	4,979	1,289
Total	$ 12,345	$ 2,736

9. Other Information.

At the end of the period one unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	15,185	16,601	$ 151,524	$ 175,551
Reinvestment of distributions	130	24	1,228	290
Shares redeemed	(6,428)	(4,977)	(63,400)	(49,139)
Net increase (decrease)	8,887	11,648	$ 89,352	$ 126,702
Class T
Shares sold	74,688	68,679	$ 734,946	$ 711,055
Reinvestment of distributions	619	93	5,820	1,079
Shares redeemed	(26,173)	(29,710)	(255,469)	(299,681)
Net increase (decrease)	49,134	39,062	$ 485,297	$ 412,453
Class B
Shares sold	15,722	17,207	$ 153,002	$ 181,555
Shares redeemed	(8,181)	(10,515)	(77,249)	(101,273)
Net increase (decrease)	7,541	6,692	$ 75,753	$ 80,282
Class C
Shares sold	17,182	17,317	$ 168,214	$ 181,926
Shares redeemed	(7,520)	(8,321)	(71,751)	(80,654)
Net increase (decrease)	9,662	8,996	$ 96,463	$ 101,272
Institutional Class
Shares sold	29,639	45,787	$ 297,996	$ 483,735
Reinvestment of distributions	172	55	1,639	645
Shares redeemed	(21,157)	(13,908)	(204,586)	(133,362)
Net increase (decrease)	8,654	31,934	$ 95,049	$ 351,018

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition,

Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles Mangum (39)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Dividend Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dividend Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGFI-UANN-0104
1.786676.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	11.41%	-1.94%	9.03%
Class T (incl. 3.50% sales charge)	13.85%	-1.68%	9.17%
Class B (incl. contingent deferred sales charge) B	12.30%	-1.85%	9.11%
Class C (incl. contingent deferred sales charge) C	16.30%	-1.52%	9.13%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 31, 1996. Returns prior to December 31, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T shares, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class T on November 30, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Growth Index, did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months that ended November 30, 2003, the fund's Class A, Class T, Class B and Class C shares returned 18.20%, 17.98%, 17.30% and 17.30%, respectively. The Russell 3000® Growth Index gained 18.12%, while the LipperSM Growth Funds Average gained 17.56% for the same time period. The fund was aided by overweighting market-leading technology stocks that performed strongly, including semiconductor manufacturing and equipment stocks. Some of these stocks included chip manufacturers Agere Systems and Broadcom, which benefited from increasing broadband penetration and growth in the notebook computer segment. Semiconductor equipment stocks ASML Holding, Lam Research and Sanmina benefited from increased demand for equipment used in the intermediate stages of chip manufacturing. Strong gains also were generated from overweighting electronics retailer Best Buy, as well as from underweighting General Electric, which performed poorly in response to overcapacity in its power systems division. On the other hand, the fund's investments in pharmaceutical stocks, including Merck and Schering-Plough, detracted from performance as the industry generally suffered from declining drug utilization rates and weak new product pipelines. Also, underweighting Intel and Cisco in favor of smaller-cap technology stocks held back returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.0	4.1
Microsoft Corp.	3.9	3.7
Intel Corp.	2.8	1.6
Johnson & Johnson	2.7	3.3
Wal-Mart Stores, Inc.	2.0	2.5
Dell, Inc.	1.8	1.9
Cisco Systems, Inc.	1.8	1.0
American International Group, Inc.	1.5	2.3
Wyeth	1.4	1.5
Abbott Laboratories	1.3	1.5
	23.2
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.9	32.4
Health Care	17.3	22.7
Consumer Discretionary	11.6	12.7
Financials	10.8	13.1
Industrials	8.8	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.2%	** Foreign investments	6.9%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.6%
Hotels, Restaurants & Leisure - 0.3%
Brinker International, Inc. (a)	821,100	$ 26,735
Household Durables - 0.2%
Leggett & Platt, Inc.	916,750	18,647
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,058,300	57,212
eBay, Inc. (a)	390,900	21,832
InterActiveCorp (a)	1,381,700	45,389
		124,433
Media - 4.6%
Comcast Corp.:
Class A (a)	630,298	19,779
Class A (special) (a)	1,172,100	35,339
E.W. Scripps Co. Class A	433,400	39,899
Fox Entertainment Group, Inc. Class A (a)	1,739,400	49,660
General Motors Corp. Class H (a)	3,504,900	58,181
Interpublic Group of Companies, Inc.	686,500	9,783
Lamar Advertising Co. Class A (a)	1,184,800	41,705
News Corp. Ltd. ADR	859,200	29,428
Pixar (a)	332,127	23,285
SBS Broadcasting SA (a)	195,500	6,598
Time Warner, Inc. (a)	1,981,100	32,252
Univision Communications, Inc. Class A (a)	1,061,700	38,306
Viacom, Inc. Class B (non-vtg.)	1,087,285	42,752
Walt Disney Co.	2,219,300	51,244
		478,211
Multiline Retail - 0.4%
Saks, Inc. (a)	2,404,100	36,975
Specialty Retail - 4.9%
AutoZone, Inc. (a)	305,800	29,253
Best Buy Co., Inc.	1,840,700	114,123
Foot Locker, Inc.	1,178,520	26,045
Gap, Inc.	2,695,400	57,951
Home Depot, Inc.	3,703,950	136,157
Lowe's Companies, Inc.	1,660,100	96,784
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc. (a)	1,162,200	$ 31,554
Weight Watchers International, Inc. (a)	589,600	21,780
		513,647
TOTAL CONSUMER DISCRETIONARY		1,198,648
CONSUMER STAPLES - 3.9%
Beverages - 0.7%
PepsiCo, Inc.	611,885	29,444
The Coca-Cola Co.	973,700	45,277
		74,721
Food & Staples Retailing - 2.3%
Sysco Corp.	886,600	32,201
Wal-Mart Stores, Inc.	3,616,400	201,216
		233,417
Household Products - 0.8%
Colgate-Palmolive Co.	452,800	23,772
Procter & Gamble Co.	624,840	60,135
		83,907
Personal Products - 0.1%
Gillette Co.	436,400	14,720
TOTAL CONSUMER STAPLES		406,765
ENERGY - 2.8%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	247,630	7,147
BJ Services Co. (a)	616,040	19,646
Cooper Cameron Corp. (a)	361,600	15,697
ENSCO International, Inc.	767,900	19,428
Global Industries Ltd. (a)	1,243,300	5,296
Grant Prideco, Inc. (a)	495,600	5,774
Nabors Industries Ltd. (a)	333,490	12,379
National-Oilwell, Inc. (a)	1,045,700	20,119
Noble Corp. (a)	649,300	22,453
Schlumberger Ltd. (NY Shares)	396,100	18,585
Smith International, Inc. (a)	450,700	16,919
Tidewater, Inc.	382,400	10,558
Transocean, Inc. (a)	396,900	7,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Varco International, Inc. (a)	1,188,300	$ 21,972
Weatherford International Ltd. (a)	752,500	24,667
		228,332
Oil & Gas - 0.6%
Apache Corp.	436,590	31,347
Burlington Resources, Inc.	269,100	13,509
YUKOS Corp. sponsored ADR (a)	481,788	22,162
		67,018
TOTAL ENERGY		295,350
FINANCIALS - 10.8%
Capital Markets - 2.7%
Bank of New York Co., Inc.	938,300	28,787
Charles Schwab Corp.	4,356,450	50,535
Goldman Sachs Group, Inc.	504,400	48,463
Lehman Brothers Holdings, Inc.	349,700	25,252
Merrill Lynch & Co., Inc.	957,600	54,344
Morgan Stanley	847,000	46,822
Nomura Holdings, Inc.	1,840,000	29,237
		283,440
Commercial Banks - 1.6%
Bank One Corp.	1,478,900	64,125
Fifth Third Bancorp	1,030,000	59,874
UCBH Holdings, Inc.	997,400	38,998
		162,997
Consumer Finance - 2.1%
American Express Co.	1,934,512	88,427
MBNA Corp.	3,808,970	93,396
SLM Corp.	1,078,500	40,045
		221,868
Diversified Financial Services - 0.7%
Citigroup, Inc.	1,422,923	66,934
Insurance - 2.6%
ACE Ltd.	911,700	33,231
AFLAC, Inc.	1,556,900	56,002
American International Group, Inc.	2,633,099	152,588
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp.:
Class A	142,539	$ 2,224
Class B	1,830,703	28,559
		272,604
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	746,300	52,241
Freddie Mac	1,139,100	61,990
		114,231
TOTAL FINANCIALS		1,122,074
HEALTH CARE - 17.3%
Biotechnology - 2.3%
Alkermes, Inc. (a)	1,019,800	13,339
Amgen, Inc. (a)	1,123,800	64,630
Cephalon, Inc. (a)	556,400	26,145
CSL Ltd.	914,019	10,714
Genentech, Inc. (a)	856,200	72,178
Geneprot, Inc. (d)	664,000	2,324
Genzyme Corp. - General Division (a)	497,000	23,230
MedImmune, Inc. (a)	347,900	8,280
Tanox, Inc. (a)	1,042,800	15,684
		236,524
Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	1,226,700	71,357
Baxter International, Inc.	665,200	18,506
Boston Scientific Corp. (a)	908,200	32,595
Medtronic, Inc.	1,103,100	49,860
St. Jude Medical, Inc. (a)	671,500	42,533
		214,851
Health Care Providers & Services - 0.1%
WebMD Corp. (a)	1,300,100	11,896
Pharmaceuticals - 12.8%
Abbott Laboratories	3,145,800	139,044
Barr Laboratories, Inc. (a)	714,600	58,983
Eli Lilly & Co.	1,083,230	74,266
Johnson & Johnson	5,652,180	278,596
Merck & Co., Inc.	2,701,300	109,673
Pfizer, Inc.	12,387,835	415,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	3,822,600	$ 61,353
Teva Pharmaceutical Industries Ltd. sponsored ADR	695,923	41,920
Wyeth	3,699,660	145,767
		1,325,211
TOTAL HEALTH CARE		1,788,482
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.7%
Boeing Co.	1,338,500	51,385
Bombardier, Inc. Class B (sub. vtg.)	7,122,600	28,442
EADS NV	1,752,400	38,231
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	705,000	20,741
Goodrich Corp.	1,534,600	42,217
Lockheed Martin Corp.	772,080	35,469
Northrop Grumman Corp.	456,000	42,239
Precision Castparts Corp.	660,300	26,755
		285,479
Airlines - 0.7%
Northwest Airlines Corp. (a)	2,822,133	37,280
Ryanair Holdings PLC sponsored ADR (a)	809,400	37,912
		75,192
Commercial Services & Supplies - 1.5%
Corinthian Colleges, Inc. (a)	805,400	51,489
Herman Miller, Inc.	296,700	7,729
Monster Worldwide, Inc. (a)	1,621,899	39,023
Robert Half International, Inc. (a)	2,378,400	52,943
		151,184
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Industrial Conglomerates - 3.0%
3M Co.	1,172,100	92,643
General Electric Co.	3,779,270	108,352
Tyco International Ltd.	4,738,800	108,755
		309,750
Machinery - 0.9%
Caterpillar, Inc.	694,500	52,817
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	206,400	$ 9,587
Joy Global, Inc. (a)	1,564,800	32,861
		95,265
TOTAL INDUSTRIALS		916,870
INFORMATION TECHNOLOGY - 40.9%
Communications Equipment - 8.4%
3Com Corp. (a)	1,762,200	13,181
Advanced Fibre Communications, Inc. (a)	422,900	9,452
Alcatel SA sponsored ADR (a)	4,033,800	52,520
Avaya, Inc. (a)	3,481,100	47,343
CIENA Corp. (a)	3,034,900	21,487
Cisco Systems, Inc. (a)	8,076,300	183,009
Corning, Inc. (a)	936,400	10,731
Foundry Networks, Inc. (a)	1,970,900	51,953
Harris Corp.	1,463,100	56,724
Juniper Networks, Inc. (a)	2,925,600	55,206
Motorola, Inc.	6,428,850	90,261
Nortel Networks Corp. (a)	17,552,100	79,200
QLogic Corp. (a)	487,000	27,676
QUALCOMM, Inc.	1,382,800	61,604
Scientific-Atlanta, Inc.	1,761,700	50,878
Telefonaktiebolaget LM Ericsson ADR (a)	3,474,300	56,423
		867,648
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,757,300	36,763
Compal Electronics, Inc.	17,505,000	23,784
Dell, Inc. (a)	5,500,400	189,764
EMC Corp. (a)	3,037,400	41,734
International Business Machines Corp.	109,030	9,872
Lexmark International, Inc. Class A (a)	784,600	60,728
Network Appliance, Inc. (a)	1,411,700	32,624
Quanta Computer, Inc.	9,803,000	23,108
Sun Microsystems, Inc. (a)	11,235,400	47,975
		466,352
Electronic Equipment & Instruments - 2.8%
Agilent Technologies, Inc. (a)	1,785,270	50,487
Amphenol Corp. Class A (a)	682,909	41,330
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	1,212,770	$ 18,474
Flextronics International Ltd. (a)	2,115,400	33,910
Hon Hai Precision Industries Co. Ltd.	5,601,000	21,650
National Instruments Corp.	699,495	31,666
Sanmina-SCI Corp. (a)	4,563,700	55,632
Solectron Corp. (a)	4,566,000	26,711
Waters Corp. (a)	396,000	12,664
		292,524
Internet Software & Services - 1.3%
EarthLink, Inc. (a)	4,240,849	40,712
Openwave Systems, Inc. (a)	428,100	5,150
United Online, Inc. (a)	1,492,198	27,173
Yahoo!, Inc. (a)	1,502,148	64,562
		137,597
IT Services - 1.4%
BearingPoint, Inc. (a)	746,875	6,924
First Data Corp.	1,950,800	73,838
Paychex, Inc.	1,544,027	59,399
		140,161
Semiconductors & Semiconductor Equipment - 15.3%
Advanced Micro Devices, Inc. (a)	2,764,800	49,711
Agere Systems, Inc.:
Class A (a)	8,451,150	29,917
Class B (a)	9,599,741	32,447
Altera Corp. (a)	1,334,600	33,805
Analog Devices, Inc.	1,565,700	77,894
Applied Materials, Inc. (a)	3,739,100	90,860
ASML Holding NV (NY Shares) (a)	5,767,024	108,535
ATI Technologies, Inc. (a)	1,073,100	16,603
Atmel Corp. (a)	6,892,800	46,389
Broadcom Corp. Class A (a)	1,316,900	47,975
Cabot Microelectronics Corp. (a)	547,700	29,077
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,684,400	25,502
FormFactor, Inc.	71,400	1,821
Integrated Circuit Systems, Inc. (a)	1,170,300	34,816
Integrated Device Technology, Inc. (a)	2,169,600	40,897
Intel Corp.	8,702,800	290,935
Intersil Corp. Class A	1,221,136	32,250
KLA-Tencor Corp. (a)	420,280	24,633
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	1,827,000	$ 58,464
LSI Logic Corp. (a)	2,749,200	25,760
Marvell Technology Group Ltd. (a)	464,000	18,323
MediaTek, Inc.	2,251,000	19,906
National Semiconductor Corp. (a)	886,980	39,666
NVIDIA Corp. (a)	1,784,001	37,732
PMC-Sierra, Inc. (a)	1,274,000	25,951
Samsung Electronics Co. Ltd.	90,040	34,831
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	4,296,918	46,707
Teradyne, Inc. (a)	2,039,400	51,332
Texas Instruments, Inc.	3,712,100	110,472
Tokyo Electron Ltd.	597,200	42,266
United Microelectronics Corp. sponsored ADR (a)	6,648,274	34,837
Xilinx, Inc. (a)	729,800	27,433
		1,587,747
Software - 7.2%
Adobe Systems, Inc.	811,600	33,535
Cadence Design Systems, Inc. (a)	3,540,100	59,226
Compuware Corp. (a)	3,314,444	18,959
Electronic Arts, Inc. (a)	657,144	29,065
Microsoft Corp.	15,698,517	403,452
Nintendo Co. Ltd.	137,500	11,878
Oracle Corp. (a)	3,297,200	39,599
SAP AG sponsored ADR	930,200	35,859
Synopsys, Inc. (a)	1,310,358	39,258
Take-Two Interactive Software, Inc. (a)	1,145,300	37,909
VERITAS Software Corp. (a)	889,168	33,807
		742,547
TOTAL INFORMATION TECHNOLOGY		4,234,576
MATERIALS - 2.0%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	528,900	25,355
Dow Chemical Co.	830,100	31,170
Lyondell Chemical Co.	2,899,640	43,031
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	182,400	5,955
		105,511
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Construction Materials - 0.3%
Florida Rock Industries, Inc.	578,500	$ 33,264
Lafarge North America, Inc.	1,229	47
		33,311
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	1,024,900	11,561
Metals & Mining - 0.6%
Arch Coal, Inc.	941,800	24,948
CONSOL Energy, Inc.	381,500	8,107
Massey Energy Co.	1,164,100	16,181
Peabody Energy Corp.	262,100	8,833
		58,069
TOTAL MATERIALS		208,452
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Nextel Communications, Inc. Class A (a)	1,839,900	46,605
Vodafone Group PLC sponsored ADR	1,811,600	42,301
		88,906
TOTAL COMMON STOCKS (Cost $8,721,226)		10,260,123
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (d)	72,500	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,250)		0
Convertible Bonds - 0.0%
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (c)	$ 1,510	$ 1,938
TOTAL CONVERTIBLE BONDS (Cost $1,510)		1,938
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	103,089,679	103,090
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	56,715,000	56,715
TOTAL MONEY MARKET FUNDS (Cost $159,805)		159,805
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $8,883,791)		10,421,866
NET OTHER ASSETS - (0.6)%		(58,384)
NET ASSETS - 100%		$ 10,363,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,938,000 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,324,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.8%
Taiwan	1.6%
Canada	1.5%
Netherlands	1.4%
Others (individually less than 1%)	6.7%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $5,382,213,000 and $5,396,788,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $673,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $23,154,000. The weighted average interest rate was 1.38%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $4,048,730,000 of which $1,812,753,000 and $2,235,977,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $55,206) (cost $8,883,791) - See accompanying schedule		$ 10,421,866
Foreign currency held at value (cost $909)		903
Receivable for investments sold		53,484
Receivable for fund shares sold		9,760
Dividends receivable		9,602
Interest receivable		136
Prepaid expenses		45
Receivable from investment adviser for expense reductions		76
Other receivables		1,515
Total assets		10,497,387

Liabilities
Payable for investments purchased	$ 55,094
Payable for fund shares redeemed	10,932
Accrued management fee	4,935
Distribution fees payable	3,839
Other affiliated payables	2,139
Other payables and accrued expenses	251
Collateral on securities loaned, at value	56,715
Total liabilities		133,905

Net Assets		$ 10,363,482
Net Assets consist of:
Paid in capital		$ 12,997,145
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,171,735)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,538,072
Net Assets		$ 10,363,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($769,721 ÷ 17,878 shares)	$ 43.05

Maximum offering price per share (100/94.25 of $43.05)	$ 45.68
Class T: Net Asset Value and redemption price per share ($5,425,391 ÷ 125,267 shares)	$ 43.31

Maximum offering price per share (100/96.50 of $43.31)	$ 44.88
Class B: Net Asset Value and offering price per share ($1,204,582 ÷ 29,273 shares) A	$ 41.15

Class C: Net Asset Value and offering price per share ($546,624 ÷ 13,087 shares) A	$ 41.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,417,164 ÷ 53,429 shares)	$ 45.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 84,395
Interest		1,690
Security lending		298
Total income		86,383

Expenses
Management fee	$ 51,589
Transfer agent fees	22,976
Distribution fees	41,527
Accounting and security lending fees	834
Non-interested trustees' compensation	45
Depreciation in deferred trustee compensation account	(10)
Custodian fees and expenses	171
Registration fees	249
Audit	84
Legal	53
Interest	6
Miscellaneous	93
Total expenses before reductions	117,617
Expense reductions	(4,348)	113,269
Net investment income (loss)		(26,886)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	481,513
Foreign currency transactions	(150)
Total net realized gain (loss)		481,363
Change in net unrealized appreciation (depreciation) on: Investment securities	1,059,937
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		1,059,934
Net gain (loss)		1,541,297
Net increase (decrease) in net assets resulting from operations		$ 1,514,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (26,886)	$ (46,604)
Net realized gain (loss)	481,363	(2,259,858)
Change in net unrealized appreciation (depreciation)	1,059,934	(698,418)
Net increase (decrease) in net assets resulting from operations	1,514,411	(3,004,880)
Share transactions - net increase (decrease)	(113,922)	(237,522)
Total increase (decrease) in net assets	1,400,489	(3,242,402)

Net Assets
Beginning of period	8,962,993	12,205,395
End of period	$ 10,363,482	$ 8,962,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 36.42	$ 47.97	$ 62.16	$ 69.26	$ 58.14
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.11)	(.26)	(.14)
Net realized and unrealized gain (loss)	6.69	(11.43)	(10.63)	(1.18)	18.28
Total from investment operations	6.63	(11.55)	(10.74)	(1.44)	18.14
Distributions from net realized gain	-	-	(3.45)	(5.66)	(7.02)
Net asset value, end of period	$ 43.05	$ 36.42	$ 47.97	$ 62.16	$ 69.26
Total Return A,B	18.20%	(24.08)%	(18.27)%	(2.63)%	34.67%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.20%	1.12%	1.08%	1.09%
Expenses net of voluntary waivers, if any	1.18%	1.20%	1.12%	1.08%	1.09%
Expenses net of all reductions	1.14%	1.12%	1.09%	1.06%	1.08%
Net investment income (loss)	(.17)%	(.29)%	(.20)%	(.37)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 770	$ 560	$ 613	$ 656	$ 403
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 48.42	$ 62.88	$ 69.95	$ 58.59
Income from Investment Operations
Net investment income (loss) C	(.13)	(.19)	(.20)	(.41)	(.27)
Net realized and unrealized gain (loss)	6.73	(11.52)	(10.81)	(1.19)	18.49
Total from investment operations	6.60	(11.71)	(11.01)	(1.60)	18.22
Distributions from net realized gain	-	-	(3.45)	(5.47)	(6.86)
Net asset value, end of period	$ 43.31	$ 36.71	$ 48.42	$ 62.88	$ 69.95
Total Return A,B	17.98%	(24.18)%	(18.51)%	(2.83)%	34.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.36%	1.36%	1.29%	1.28%	1.29%
Expenses net of voluntary waivers, if any	1.36%	1.36%	1.29%	1.28%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.26%	1.26%	1.28%
Net investment income (loss)	(.35)%	(.45)%	(.37)%	(.57)%	(.43)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,425	$ 4,792	$ 7,120	$ 9,169	$ 8,047
Portfolio turnover rate	62%	93%	106%	99%	82%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 35.08	$ 46.55	$ 60.93	$ 68.19	$ 57.50
Income from Investment Operations
Net investment income (loss) C	(.33)	(.42)	(.50)	(.79)	(.60)
Net realized and unrealized gain (loss)	6.40	(11.05)	(10.43)	(1.11)	18.08
Total from investment operations	6.07	(11.47)	(10.93)	(1.90)	17.48
Distributions from net realized gain	-	-	(3.45)	(5.36)	(6.79)
Net asset value, end of period	$ 41.15	$ 35.08	$ 46.55	$ 60.93	$ 68.19
Total Return A,B	17.30%	(24.64)%	(18.99)%	(3.37)%	33.69%
Ratios to Average Net Assets D
Expenses before expense reductions	2.03%	1.99%	1.90%	1.84%	1.85%
Expenses net of voluntary waivers, if any	1.95%	1.95%	1.90%	1.84%	1.85%
Expenses net of all reductions	1.91%	1.88%	1.87%	1.83%	1.84%
Net investment income (loss)	(.94)%	(1.05)%	(.98)%	(1.14)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,205	$ 1,135	$ 1,775	$ 2,269	$ 1,396
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 35.61	$ 47.23	$ 61.75	$ 69.07	$ 58.24
Income from Investment Operations
Net investment income (loss) C	(.34)	(.41)	(.47)	(.78)	(.60)
Net realized and unrealized gain (loss)	6.50	(11.21)	(10.60)	(1.13)	18.32
Total from investment operations	6.16	(11.62)	(11.07)	(1.91)	17.72
Distributions from net realized gain	-	-	(3.45)	(5.41)	(6.89)
Net asset value, end of period	$ 41.77	$ 35.61	$ 47.23	$ 61.75	$ 69.07
Total Return A,B	17.30%	(24.60)%	(18.97)%	(3.34)%	33.72%
Ratios to Average Net Assets D
Expenses before expense reductions	1.94%	1.92%	1.84%	1.81%	1.82%
Expenses net of voluntary waivers, if any	1.94%	1.92%	1.84%	1.81%	1.82%
Expenses net of all reductions	1.90%	1.85%	1.81%	1.80%	1.81%
Net investment income (loss)	(.93)%	(1.02)%	(.92)%	(1.11)%	(.96)%
Supplemental Data
Net assets, end of period (in millions)	$ 547	$ 504	$ 757	$ 901	$ 436
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 38.11	$ 49.97	$ 64.43	$ 71.49	$ 59.71
Income from Investment Operations
Net investment income (loss) B	.10	.06	.09	(.05)	.05
Net realized and unrealized gain (loss)	7.03	(11.92)	(11.10)	(1.24)	18.86
Total from investment operations	7.13	(11.86)	(11.01)	(1.29)	18.91
Distributions from net realized gain	-	-	(3.45)	(5.77)	(7.13)
Net asset value, end of period	$ 45.24	$ 38.11	$ 49.97	$ 64.43	$ 71.49
Total Return A	18.71%	(23.73)%	(18.04)%	(2.33)%	35.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.76%	.76%	.75%	.77%	.78%
Expenses net of voluntary waivers, if any	.76%	.76%	.75%	.77%	.78%
Expenses net of all reductions	.72%	.68%	.72%	.75%	.77%
Net investment income (loss)	.25%	.15%	.17%	(.06)%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 2,417	$ 1,972	$ 1,941	$ 1,745	$ 1,448
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,866,708
Unrealized depreciation	(451,641)
Net unrealized appreciation (depreciation)	1,415,067
Capital loss carryforward	(4,048,730)
Cost for federal income tax purposes	$ 9,006,799

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 1,628	$ 14	$ 101
Class T	.27%	.25%	24,271	165	815
Class B	.75%	.25%	10,809	8,108	-
Class C	.75%	.25%	4,819	372	-
			$ 41,527	$ 8,659	$ 916

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 233
Class T	243
Class B*	2,856
Class C*	46
$ 3,378

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,945.32
Class T	11,504.24
Class B	4,648.43
Class C	1,669.35
Institutional Class	3,210.16
	$ 22,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,672 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 838

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 2,594
Class A	101	-
Class T	815	-
	$ 916	$ 2,594

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	6,646	6,847	$ 249,618	$ 273,608
Shares redeemed	(4,154)	(4,230)	(152,760)	(168,662)
Net increase (decrease)	2,492	2,617	$ 96,858	$ 104,946
Class T
Shares sold	30,932	33,485	$ 1,159,909	$ 1,394,538
Shares redeemed	(36,220)	(49,977)	(1,323,336)	(2,028,993)
Net increase (decrease)	(5,288)	(16,492)	$ (163,427)	$ (634,455)
Class B
Shares sold	2,472	3,650	$ 88,410	$ 150,466
Shares redeemed	(5,556)	(9,425)	(191,338)	(359,339)
Net increase (decrease)	(3,084)	(5,775)	$ (102,928)	$ (208,873)
Class C
Shares sold	2,439	3,542	$ 89,051	$ 147,093
Shares redeemed	(3,501)	(5,422)	(123,381)	(212,090)
Net increase (decrease)	(1,062)	(1,880)	$ (34,330)	$ (64,997)
Institutional Class
Shares sold	21,752	35,364	$ 832,963	$ 1,459,704
Shares redeemed	(20,057)	(22,470)	(743,058)	(893,847)
Net increase (decrease)	1,695	12,894	$ 89,905	$ 565,857

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Equity Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jennifer Uhrig (42)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0104
1.786679.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional Class	18.71%	-0.41%	10.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Growth Index, did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months that ended November 30, 2003, the fund's Institutional Class shares returned 18.71%, while the Russell 3000® Growth Index and the LipperSM Growth Funds Average gained 18.12% and 17.56%, respectively, for the same time period. The fund was aided by overweighting market-leading technology stocks that performed strongly, including semiconductor manufacturing and equipment stocks. Some of these stocks included chip manufacturers Agere Systems and Broadcom, which benefited from increasing broadband penetration and growth in the notebook computer segment. Semiconductor equipment stocks ASML Holding, Lam Research and Sanmina benefited from increased demand for equipment used in the intermediate stages of chip manufacturing. Strong gains also were generated from overweighting electronics retailer Best Buy, as well as from underweighting General Electric, which performed poorly in response to overcapacity in its power systems division. On the other hand, the fund's investments in pharmaceutical stocks, including Merck and Schering-Plough, detracted from performance as the industry generally suffered from declining drug utilization rates and weak new product pipelines. Also, underweighting Intel and Cisco in favor of smaller-cap technology stocks held back returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.0	4.1
Microsoft Corp.	3.9	3.7
Intel Corp.	2.8	1.6
Johnson & Johnson	2.7	3.3
Wal-Mart Stores, Inc.	2.0	2.5
Dell, Inc.	1.8	1.9
Cisco Systems, Inc.	1.8	1.0
American International Group, Inc.	1.5	2.3
Wyeth	1.4	1.5
Abbott Laboratories	1.3	1.5
	23.2
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.9	32.4
Health Care	17.3	22.7
Consumer Discretionary	11.6	12.7
Financials	10.8	13.1
Industrials	8.8	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.2%	** Foreign investments	6.9%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.6%
Hotels, Restaurants & Leisure - 0.3%
Brinker International, Inc. (a)	821,100	$ 26,735
Household Durables - 0.2%
Leggett & Platt, Inc.	916,750	18,647
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	1,058,300	57,212
eBay, Inc. (a)	390,900	21,832
InterActiveCorp (a)	1,381,700	45,389
		124,433
Media - 4.6%
Comcast Corp.:
Class A (a)	630,298	19,779
Class A (special) (a)	1,172,100	35,339
E.W. Scripps Co. Class A	433,400	39,899
Fox Entertainment Group, Inc. Class A (a)	1,739,400	49,660
General Motors Corp. Class H (a)	3,504,900	58,181
Interpublic Group of Companies, Inc.	686,500	9,783
Lamar Advertising Co. Class A (a)	1,184,800	41,705
News Corp. Ltd. ADR	859,200	29,428
Pixar (a)	332,127	23,285
SBS Broadcasting SA (a)	195,500	6,598
Time Warner, Inc. (a)	1,981,100	32,252
Univision Communications, Inc. Class A (a)	1,061,700	38,306
Viacom, Inc. Class B (non-vtg.)	1,087,285	42,752
Walt Disney Co.	2,219,300	51,244
		478,211
Multiline Retail - 0.4%
Saks, Inc. (a)	2,404,100	36,975
Specialty Retail - 4.9%
AutoZone, Inc. (a)	305,800	29,253
Best Buy Co., Inc.	1,840,700	114,123
Foot Locker, Inc.	1,178,520	26,045
Gap, Inc.	2,695,400	57,951
Home Depot, Inc.	3,703,950	136,157
Lowe's Companies, Inc.	1,660,100	96,784
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc. (a)	1,162,200	$ 31,554
Weight Watchers International, Inc. (a)	589,600	21,780
		513,647
TOTAL CONSUMER DISCRETIONARY		1,198,648
CONSUMER STAPLES - 3.9%
Beverages - 0.7%
PepsiCo, Inc.	611,885	29,444
The Coca-Cola Co.	973,700	45,277
		74,721
Food & Staples Retailing - 2.3%
Sysco Corp.	886,600	32,201
Wal-Mart Stores, Inc.	3,616,400	201,216
		233,417
Household Products - 0.8%
Colgate-Palmolive Co.	452,800	23,772
Procter & Gamble Co.	624,840	60,135
		83,907
Personal Products - 0.1%
Gillette Co.	436,400	14,720
TOTAL CONSUMER STAPLES		406,765
ENERGY - 2.8%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	247,630	7,147
BJ Services Co. (a)	616,040	19,646
Cooper Cameron Corp. (a)	361,600	15,697
ENSCO International, Inc.	767,900	19,428
Global Industries Ltd. (a)	1,243,300	5,296
Grant Prideco, Inc. (a)	495,600	5,774
Nabors Industries Ltd. (a)	333,490	12,379
National-Oilwell, Inc. (a)	1,045,700	20,119
Noble Corp. (a)	649,300	22,453
Schlumberger Ltd. (NY Shares)	396,100	18,585
Smith International, Inc. (a)	450,700	16,919
Tidewater, Inc.	382,400	10,558
Transocean, Inc. (a)	396,900	7,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Varco International, Inc. (a)	1,188,300	$ 21,972
Weatherford International Ltd. (a)	752,500	24,667
		228,332
Oil & Gas - 0.6%
Apache Corp.	436,590	31,347
Burlington Resources, Inc.	269,100	13,509
YUKOS Corp. sponsored ADR (a)	481,788	22,162
		67,018
TOTAL ENERGY		295,350
FINANCIALS - 10.8%
Capital Markets - 2.7%
Bank of New York Co., Inc.	938,300	28,787
Charles Schwab Corp.	4,356,450	50,535
Goldman Sachs Group, Inc.	504,400	48,463
Lehman Brothers Holdings, Inc.	349,700	25,252
Merrill Lynch & Co., Inc.	957,600	54,344
Morgan Stanley	847,000	46,822
Nomura Holdings, Inc.	1,840,000	29,237
		283,440
Commercial Banks - 1.6%
Bank One Corp.	1,478,900	64,125
Fifth Third Bancorp	1,030,000	59,874
UCBH Holdings, Inc.	997,400	38,998
		162,997
Consumer Finance - 2.1%
American Express Co.	1,934,512	88,427
MBNA Corp.	3,808,970	93,396
SLM Corp.	1,078,500	40,045
		221,868
Diversified Financial Services - 0.7%
Citigroup, Inc.	1,422,923	66,934
Insurance - 2.6%
ACE Ltd.	911,700	33,231
AFLAC, Inc.	1,556,900	56,002
American International Group, Inc.	2,633,099	152,588
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp.:
Class A	142,539	$ 2,224
Class B	1,830,703	28,559
		272,604
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	746,300	52,241
Freddie Mac	1,139,100	61,990
		114,231
TOTAL FINANCIALS		1,122,074
HEALTH CARE - 17.3%
Biotechnology - 2.3%
Alkermes, Inc. (a)	1,019,800	13,339
Amgen, Inc. (a)	1,123,800	64,630
Cephalon, Inc. (a)	556,400	26,145
CSL Ltd.	914,019	10,714
Genentech, Inc. (a)	856,200	72,178
Geneprot, Inc. (d)	664,000	2,324
Genzyme Corp. - General Division (a)	497,000	23,230
MedImmune, Inc. (a)	347,900	8,280
Tanox, Inc. (a)	1,042,800	15,684
		236,524
Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	1,226,700	71,357
Baxter International, Inc.	665,200	18,506
Boston Scientific Corp. (a)	908,200	32,595
Medtronic, Inc.	1,103,100	49,860
St. Jude Medical, Inc. (a)	671,500	42,533
		214,851
Health Care Providers & Services - 0.1%
WebMD Corp. (a)	1,300,100	11,896
Pharmaceuticals - 12.8%
Abbott Laboratories	3,145,800	139,044
Barr Laboratories, Inc. (a)	714,600	58,983
Eli Lilly & Co.	1,083,230	74,266
Johnson & Johnson	5,652,180	278,596
Merck & Co., Inc.	2,701,300	109,673
Pfizer, Inc.	12,387,835	415,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	3,822,600	$ 61,353
Teva Pharmaceutical Industries Ltd. sponsored ADR	695,923	41,920
Wyeth	3,699,660	145,767
		1,325,211
TOTAL HEALTH CARE		1,788,482
INDUSTRIALS - 8.8%
Aerospace & Defense - 2.7%
Boeing Co.	1,338,500	51,385
Bombardier, Inc. Class B (sub. vtg.)	7,122,600	28,442
EADS NV	1,752,400	38,231
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	705,000	20,741
Goodrich Corp.	1,534,600	42,217
Lockheed Martin Corp.	772,080	35,469
Northrop Grumman Corp.	456,000	42,239
Precision Castparts Corp.	660,300	26,755
		285,479
Airlines - 0.7%
Northwest Airlines Corp. (a)	2,822,133	37,280
Ryanair Holdings PLC sponsored ADR (a)	809,400	37,912
		75,192
Commercial Services & Supplies - 1.5%
Corinthian Colleges, Inc. (a)	805,400	51,489
Herman Miller, Inc.	296,700	7,729
Monster Worldwide, Inc. (a)	1,621,899	39,023
Robert Half International, Inc. (a)	2,378,400	52,943
		151,184
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Industrial Conglomerates - 3.0%
3M Co.	1,172,100	92,643
General Electric Co.	3,779,270	108,352
Tyco International Ltd.	4,738,800	108,755
		309,750
Machinery - 0.9%
Caterpillar, Inc.	694,500	52,817
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	206,400	$ 9,587
Joy Global, Inc. (a)	1,564,800	32,861
		95,265
TOTAL INDUSTRIALS		916,870
INFORMATION TECHNOLOGY - 40.9%
Communications Equipment - 8.4%
3Com Corp. (a)	1,762,200	13,181
Advanced Fibre Communications, Inc. (a)	422,900	9,452
Alcatel SA sponsored ADR (a)	4,033,800	52,520
Avaya, Inc. (a)	3,481,100	47,343
CIENA Corp. (a)	3,034,900	21,487
Cisco Systems, Inc. (a)	8,076,300	183,009
Corning, Inc. (a)	936,400	10,731
Foundry Networks, Inc. (a)	1,970,900	51,953
Harris Corp.	1,463,100	56,724
Juniper Networks, Inc. (a)	2,925,600	55,206
Motorola, Inc.	6,428,850	90,261
Nortel Networks Corp. (a)	17,552,100	79,200
QLogic Corp. (a)	487,000	27,676
QUALCOMM, Inc.	1,382,800	61,604
Scientific-Atlanta, Inc.	1,761,700	50,878
Telefonaktiebolaget LM Ericsson ADR (a)	3,474,300	56,423
		867,648
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,757,300	36,763
Compal Electronics, Inc.	17,505,000	23,784
Dell, Inc. (a)	5,500,400	189,764
EMC Corp. (a)	3,037,400	41,734
International Business Machines Corp.	109,030	9,872
Lexmark International, Inc. Class A (a)	784,600	60,728
Network Appliance, Inc. (a)	1,411,700	32,624
Quanta Computer, Inc.	9,803,000	23,108
Sun Microsystems, Inc. (a)	11,235,400	47,975
		466,352
Electronic Equipment & Instruments - 2.8%
Agilent Technologies, Inc. (a)	1,785,270	50,487
Amphenol Corp. Class A (a)	682,909	41,330
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	1,212,770	$ 18,474
Flextronics International Ltd. (a)	2,115,400	33,910
Hon Hai Precision Industries Co. Ltd.	5,601,000	21,650
National Instruments Corp.	699,495	31,666
Sanmina-SCI Corp. (a)	4,563,700	55,632
Solectron Corp. (a)	4,566,000	26,711
Waters Corp. (a)	396,000	12,664
		292,524
Internet Software & Services - 1.3%
EarthLink, Inc. (a)	4,240,849	40,712
Openwave Systems, Inc. (a)	428,100	5,150
United Online, Inc. (a)	1,492,198	27,173
Yahoo!, Inc. (a)	1,502,148	64,562
		137,597
IT Services - 1.4%
BearingPoint, Inc. (a)	746,875	6,924
First Data Corp.	1,950,800	73,838
Paychex, Inc.	1,544,027	59,399
		140,161
Semiconductors & Semiconductor Equipment - 15.3%
Advanced Micro Devices, Inc. (a)	2,764,800	49,711
Agere Systems, Inc.:
Class A (a)	8,451,150	29,917
Class B (a)	9,599,741	32,447
Altera Corp. (a)	1,334,600	33,805
Analog Devices, Inc.	1,565,700	77,894
Applied Materials, Inc. (a)	3,739,100	90,860
ASML Holding NV (NY Shares) (a)	5,767,024	108,535
ATI Technologies, Inc. (a)	1,073,100	16,603
Atmel Corp. (a)	6,892,800	46,389
Broadcom Corp. Class A (a)	1,316,900	47,975
Cabot Microelectronics Corp. (a)	547,700	29,077
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,684,400	25,502
FormFactor, Inc.	71,400	1,821
Integrated Circuit Systems, Inc. (a)	1,170,300	34,816
Integrated Device Technology, Inc. (a)	2,169,600	40,897
Intel Corp.	8,702,800	290,935
Intersil Corp. Class A	1,221,136	32,250
KLA-Tencor Corp. (a)	420,280	24,633
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	1,827,000	$ 58,464
LSI Logic Corp. (a)	2,749,200	25,760
Marvell Technology Group Ltd. (a)	464,000	18,323
MediaTek, Inc.	2,251,000	19,906
National Semiconductor Corp. (a)	886,980	39,666
NVIDIA Corp. (a)	1,784,001	37,732
PMC-Sierra, Inc. (a)	1,274,000	25,951
Samsung Electronics Co. Ltd.	90,040	34,831
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	4,296,918	46,707
Teradyne, Inc. (a)	2,039,400	51,332
Texas Instruments, Inc.	3,712,100	110,472
Tokyo Electron Ltd.	597,200	42,266
United Microelectronics Corp. sponsored ADR (a)	6,648,274	34,837
Xilinx, Inc. (a)	729,800	27,433
		1,587,747
Software - 7.2%
Adobe Systems, Inc.	811,600	33,535
Cadence Design Systems, Inc. (a)	3,540,100	59,226
Compuware Corp. (a)	3,314,444	18,959
Electronic Arts, Inc. (a)	657,144	29,065
Microsoft Corp.	15,698,517	403,452
Nintendo Co. Ltd.	137,500	11,878
Oracle Corp. (a)	3,297,200	39,599
SAP AG sponsored ADR	930,200	35,859
Synopsys, Inc. (a)	1,310,358	39,258
Take-Two Interactive Software, Inc. (a)	1,145,300	37,909
VERITAS Software Corp. (a)	889,168	33,807
		742,547
TOTAL INFORMATION TECHNOLOGY		4,234,576
MATERIALS - 2.0%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	528,900	25,355
Dow Chemical Co.	830,100	31,170
Lyondell Chemical Co.	2,899,640	43,031
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	182,400	5,955
		105,511
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Construction Materials - 0.3%
Florida Rock Industries, Inc.	578,500	$ 33,264
Lafarge North America, Inc.	1,229	47
		33,311
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	1,024,900	11,561
Metals & Mining - 0.6%
Arch Coal, Inc.	941,800	24,948
CONSOL Energy, Inc.	381,500	8,107
Massey Energy Co.	1,164,100	16,181
Peabody Energy Corp.	262,100	8,833
		58,069
TOTAL MATERIALS		208,452
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Nextel Communications, Inc. Class A (a)	1,839,900	46,605
Vodafone Group PLC sponsored ADR	1,811,600	42,301
		88,906
TOTAL COMMON STOCKS (Cost $8,721,226)		10,260,123
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (d)	72,500	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,250)		0
Convertible Bonds - 0.0%
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (c)	$ 1,510	$ 1,938
TOTAL CONVERTIBLE BONDS (Cost $1,510)		1,938
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	103,089,679	103,090
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	56,715,000	56,715
TOTAL MONEY MARKET FUNDS (Cost $159,805)		159,805
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $8,883,791)		10,421,866
NET OTHER ASSETS - (0.6)%		(58,384)
NET ASSETS - 100%		$ 10,363,482
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,938,000 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,324,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.8%
Taiwan	1.6%
Canada	1.5%
Netherlands	1.4%
Others (individually less than 1%)	6.7%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $5,382,213,000 and $5,396,788,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $673,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $23,154,000. The weighted average interest rate was 1.38%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $4,048,730,000 of which $1,812,753,000 and $2,235,977,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $55,206) (cost $8,883,791) - See accompanying schedule		$ 10,421,866
Foreign currency held at value (cost $909)		903
Receivable for investments sold		53,484
Receivable for fund shares sold		9,760
Dividends receivable		9,602
Interest receivable		136
Prepaid expenses		45
Receivable from investment adviser for expense reductions		76
Other receivables		1,515
Total assets		10,497,387

Liabilities
Payable for investments purchased	$ 55,094
Payable for fund shares redeemed	10,932
Accrued management fee	4,935
Distribution fees payable	3,839
Other affiliated payables	2,139
Other payables and accrued expenses	251
Collateral on securities loaned, at value	56,715
Total liabilities		133,905

Net Assets		$ 10,363,482
Net Assets consist of:
Paid in capital		$ 12,997,145
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,171,735)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,538,072
Net Assets		$ 10,363,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($769,721 ÷ 17,878 shares)	$ 43.05

Maximum offering price per share (100/94.25 of $43.05)	$ 45.68
Class T: Net Asset Value and redemption price per share ($5,425,391 ÷ 125,267 shares)	$ 43.31

Maximum offering price per share (100/96.50 of $43.31)	$ 44.88
Class B: Net Asset Value and offering price per share ($1,204,582 ÷ 29,273 shares) A	$ 41.15

Class C: Net Asset Value and offering price per share ($546,624 ÷ 13,087 shares) A	$ 41.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,417,164 ÷ 53,429 shares)	$ 45.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 84,395
Interest		1,690
Security lending		298
Total income		86,383

Expenses
Management fee	$ 51,589
Transfer agent fees	22,976
Distribution fees	41,527
Accounting and security lending fees	834
Non-interested trustees' compensation	45
Depreciation in deferred trustee compensation account	(10)
Custodian fees and expenses	171
Registration fees	249
Audit	84
Legal	53
Interest	6
Miscellaneous	93
Total expenses before reductions	117,617
Expense reductions	(4,348)	113,269
Net investment income (loss)		(26,886)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	481,513
Foreign currency transactions	(150)
Total net realized gain (loss)		481,363
Change in net unrealized appreciation (depreciation) on: Investment securities	1,059,937
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		1,059,934
Net gain (loss)		1,541,297
Net increase (decrease) in net assets resulting from operations		$ 1,514,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (26,886)	$ (46,604)
Net realized gain (loss)	481,363	(2,259,858)
Change in net unrealized appreciation (depreciation)	1,059,934	(698,418)
Net increase (decrease) in net assets resulting from operations	1,514,411	(3,004,880)
Share transactions - net increase (decrease)	(113,922)	(237,522)
Total increase (decrease) in net assets	1,400,489	(3,242,402)

Net Assets
Beginning of period	8,962,993	12,205,395
End of period	$ 10,363,482	$ 8,962,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 36.42	$ 47.97	$ 62.16	$ 69.26	$ 58.14
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.11)	(.26)	(.14)
Net realized and unrealized gain (loss)	6.69	(11.43)	(10.63)	(1.18)	18.28
Total from investment operations	6.63	(11.55)	(10.74)	(1.44)	18.14
Distributions from net realized gain	-	-	(3.45)	(5.66)	(7.02)
Net asset value, end of period	$ 43.05	$ 36.42	$ 47.97	$ 62.16	$ 69.26
Total Return A,B	18.20%	(24.08)%	(18.27)%	(2.63)%	34.67%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.20%	1.12%	1.08%	1.09%
Expenses net of voluntary waivers, if any	1.18%	1.20%	1.12%	1.08%	1.09%
Expenses net of all reductions	1.14%	1.12%	1.09%	1.06%	1.08%
Net investment income (loss)	(.17)%	(.29)%	(.20)%	(.37)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 770	$ 560	$ 613	$ 656	$ 403
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 48.42	$ 62.88	$ 69.95	$ 58.59
Income from Investment Operations
Net investment income (loss) C	(.13)	(.19)	(.20)	(.41)	(.27)
Net realized and unrealized gain (loss)	6.73	(11.52)	(10.81)	(1.19)	18.49
Total from investment operations	6.60	(11.71)	(11.01)	(1.60)	18.22
Distributions from net realized gain	-	-	(3.45)	(5.47)	(6.86)
Net asset value, end of period	$ 43.31	$ 36.71	$ 48.42	$ 62.88	$ 69.95
Total Return A,B	17.98%	(24.18)%	(18.51)%	(2.83)%	34.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.36%	1.36%	1.29%	1.28%	1.29%
Expenses net of voluntary waivers, if any	1.36%	1.36%	1.29%	1.28%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.26%	1.26%	1.28%
Net investment income (loss)	(.35)%	(.45)%	(.37)%	(.57)%	(.43)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,425	$ 4,792	$ 7,120	$ 9,169	$ 8,047
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 35.08	$ 46.55	$ 60.93	$ 68.19	$ 57.50
Income from Investment Operations
Net investment income (loss) C	(.33)	(.42)	(.50)	(.79)	(.60)
Net realized and unrealized gain (loss)	6.40	(11.05)	(10.43)	(1.11)	18.08
Total from investment operations	6.07	(11.47)	(10.93)	(1.90)	17.48
Distributions from net realized gain	-	-	(3.45)	(5.36)	(6.79)
Net asset value, end of period	$ 41.15	$ 35.08	$ 46.55	$ 60.93	$ 68.19
Total Return A,B	17.30%	(24.64)%	(18.99)%	(3.37)%	33.69%
Ratios to Average Net Assets D
Expenses before expense reductions	2.03%	1.99%	1.90%	1.84%	1.85%
Expenses net of voluntary waivers, if any	1.95%	1.95%	1.90%	1.84%	1.85%
Expenses net of all reductions	1.91%	1.88%	1.87%	1.83%	1.84%
Net investment income (loss)	(.94)%	(1.05)%	(.98)%	(1.14)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,205	$ 1,135	$ 1,775	$ 2,269	$ 1,396
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 35.61	$ 47.23	$ 61.75	$ 69.07	$ 58.24
Income from Investment Operations
Net investment income (loss) C	(.34)	(.41)	(.47)	(.78)	(.60)
Net realized and unrealized gain (loss)	6.50	(11.21)	(10.60)	(1.13)	18.32
Total from investment operations	6.16	(11.62)	(11.07)	(1.91)	17.72
Distributions from net realized gain	-	-	(3.45)	(5.41)	(6.89)
Net asset value, end of period	$ 41.77	$ 35.61	$ 47.23	$ 61.75	$ 69.07
Total Return A,B	17.30%	(24.60)%	(18.97)%	(3.34)%	33.72%
Ratios to Average Net Assets D
Expenses before expense reductions	1.94%	1.92%	1.84%	1.81%	1.82%
Expenses net of voluntary waivers, if any	1.94%	1.92%	1.84%	1.81%	1.82%
Expenses net of all reductions	1.90%	1.85%	1.81%	1.80%	1.81%
Net investment income (loss)	(.93)%	(1.02)%	(.92)%	(1.11)%	(.96)%
Supplemental Data
Net assets, end of period (in millions)	$ 547	$ 504	$ 757	$ 901	$ 436
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 38.11	$ 49.97	$ 64.43	$ 71.49	$ 59.71
Income from Investment Operations
Net investment income (loss) B	.10	.06	.09	(.05)	.05
Net realized and unrealized gain (loss)	7.03	(11.92)	(11.10)	(1.24)	18.86
Total from investment operations	7.13	(11.86)	(11.01)	(1.29)	18.91
Distributions from net realized gain	-	-	(3.45)	(5.77)	(7.13)
Net asset value, end of period	$ 45.24	$ 38.11	$ 49.97	$ 64.43	$ 71.49
Total Return A	18.71%	(23.73)%	(18.04)%	(2.33)%	35.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.76%	.76%	.75%	.77%	.78%
Expenses net of voluntary waivers, if any	.76%	.76%	.75%	.77%	.78%
Expenses net of all reductions	.72%	.68%	.72%	.75%	.77%
Net investment income (loss)	.25%	.15%	.17%	(.06)%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 2,417	$ 1,972	$ 1,941	$ 1,745	$ 1,448
Portfolio turnover rate	62%	93%	106%	99%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,866,708
Unrealized depreciation	(451,641)
Net unrealized appreciation (depreciation)	1,415,067
Capital loss carryforward	(4,048,730)
Cost for federal income tax purposes	$ 9,006,799

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 1,628	$ 14	$ 101
Class T	.27%	.25%	24,271	165	815
Class B	.75%	.25%	10,809	8,108	-
Class C	.75%	.25%	4,819	372	-
			$ 41,527	$ 8,659	$ 916

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 233
Class T	243
Class B*	2,856
Class C*	46
$ 3,378

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,945.32
Class T	11,504.24
Class B	4,648.43
Class C	1,669.35
Institutional Class	3,210.16
	$ 22,976

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,672 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 838

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 2,594
Class A	101	-
Class T	815	-
	$ 916	$ 2,594

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	6,646	6,847	$ 249,618	$ 273,608
Shares redeemed	(4,154)	(4,230)	(152,760)	(168,662)
Net increase (decrease)	2,492	2,617	$ 96,858	$ 104,946
Class T
Shares sold	30,932	33,485	$ 1,159,909	$ 1,394,538
Shares redeemed	(36,220)	(49,977)	(1,323,336)	(2,028,993)
Net increase (decrease)	(5,288)	(16,492)	$ (163,427)	$ (634,455)
Class B
Shares sold	2,472	3,650	$ 88,410	$ 150,466
Shares redeemed	(5,556)	(9,425)	(191,338)	(359,339)
Net increase (decrease)	(3,084)	(5,775)	$ (102,928)	$ (208,873)
Class C
Shares sold	2,439	3,542	$ 89,051	$ 147,093
Shares redeemed	(3,501)	(5,422)	(123,381)	(212,090)
Net increase (decrease)	(1,062)	(1,880)	$ (34,330)	$ (64,997)
Institutional Class
Shares sold	21,752	35,364	$ 832,963	$ 1,459,704
Shares redeemed	(20,057)	(22,470)	(743,058)	(893,847)
Net increase (decrease)	1,695	12,894	$ 89,905	$ 565,857

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Equity Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jennifer Uhrig (42)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPGI-UANN-0104
1.786680.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	8.60%	2.17%	9.98%
Class T (incl. 3.50% sales charge)	10.95%	2.43%	10.11%
Class B (incl. contingent deferred sales charge)B	9.25%	2.27%	10.19%
Class C (incl. contingent deferred sales charge)C	13.27%	2.61%	9.98%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. The practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. Initial offering of Class B shares took place on June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to June 30, 1994 are those of Class T shares, and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class T on November 30, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell® 3000 Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Equity Income Fund's Class A, Class T, Class B and Class C shares returned 15.22%, 14.97%, 14.25% and 14.27%, respectively, roughly in line with the 14.65% return for the LipperSM Equity Income Objective Funds Average, but underperforming the 18.39% return for the Russell 3000® Value Index. Despite strong absolute returns, the fund underperformed its index primarily because it maintained a lower exposure to the financial sector, which was one of the market's better-performing groups. An underweighting in strong-performing bank stocks caused the bulk of the fund's relative weakness. Elsewhere, individual detractors included regional Bell operating companies BellSouth and Verizon, as well as drug companies Pfizer and Merck, all of which were hurt by a variety of competitive pressures in their respective industries. The fund's solid absolute return was aided by good stock picking and an overweighting in the retail sector, where Federated Department Stores and Nordstrom were top performers. Elsewhere, several cyclical holdings in the industrial and materials sectors, including Caterpillar and Phelps Dodge, respectively, rose sharply due to the improving economic climate during the second half of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	3.4	3.5
Exxon Mobil Corp.	3.4	2.9
American International Group, Inc.	2.4	1.5
Hewlett-Packard Co.	2.0	1.5
BellSouth Corp.	1.9	2.2
Bank of America Corp.	1.9	2.1
Allstate Corp.	1.8	1.9
Morgan Stanley	1.6	1.6
SBC Communications, Inc.	1.5	2.0
Gillette Co.	1.5	1.1
	21.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	26.6
Consumer Discretionary	16.2	14.3
Consumer Staples	9.9	9.2
Industrials	9.3	11.0
Health Care	9.2	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.1%		Stocks 98.3%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	6.2%	** Foreign investments	5.3%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 0.1%
Harley-Davidson, Inc.	140,000	$ 6,604
Hotels, Restaurants & Leisure - 2.4%
Applebee's International, Inc.	100,000	3,871
Brinker International, Inc. (a)	220,000	7,163
California Pizza Kitchen, Inc. (a)	600,000	11,100
Mandalay Resort Group	160,000	6,872
McDonald's Corp.	2,200,000	56,386
Outback Steakhouse, Inc.	360,000	16,110
Papa John's International, Inc. (a)	300,000	7,917
Sonic Corp. (a)	220,000	6,791
		116,210
Household Durables - 2.1%
D.R. Horton, Inc.	80,000	3,496
Furniture Brands International, Inc.	300,000	7,890
Hunter Douglas NV	340,000	14,917
Koninklijke Philips Electronics NV (NY Shares)	160,000	4,547
Leggett & Platt, Inc.	460,000	9,356
Newell Rubbermaid, Inc.	440,000	10,063
Snap-On, Inc.	60,000	1,801
Sony Corp.	360,000	12,366
The Stanley Works	380,000	12,430
Tupperware Corp.	200,000	3,082
Whirlpool Corp.	300,000	20,496
		100,444
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	300,000	7,308
Hasbro, Inc.	480,000	10,613
Oakley, Inc.	220,000	2,882
		20,803
Media - 5.4%
Belo Corp. Series A	960,000	27,274
Cablevision Systems Corp. - NY Group Class A (a)	300,000	6,216
Catalina Marketing Corp. (a)	100,000	1,853
Comcast Corp.:
Class A (a)	380,000	11,924
Class A (special) (a)	400,000	12,060
Emmis Communications Corp. Class A (a)	420,000	9,517
Fox Entertainment Group, Inc. Class A (a)	500,000	14,275
Gannett Co., Inc.	100,000	8,660
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
General Motors Corp. Class H (a)	400,000	$ 6,640
Knight-Ridder, Inc.	40,000	2,975
McGraw-Hill Companies, Inc.	180,000	12,330
Omnicom Group, Inc.	40,000	3,186
Reader's Digest Association, Inc. (non-vtg.)	809,900	11,582
Regal Entertainment Group Class A	100,000	2,084
The New York Times Co. Class A	180,000	8,262
Time Warner, Inc. (a)	4,200,000	68,376
Tribune Co.	380,000	18,563
Viacom, Inc. Class B (non-vtg.)	580,000	22,806
Walt Disney Co.	640,000	14,778
		263,361
Multiline Retail - 2.0%
Federated Department Stores, Inc.	420,000	20,618
Nordstrom, Inc.	2,000,000	69,000
Target Corp.	200,000	7,744
		97,362
Specialty Retail - 2.8%
Abercrombie & Fitch Co. Class A (a)	440,000	12,914
American Eagle Outfitters, Inc. (a)	640,000	11,808
Best Buy Co., Inc.	120,000	7,440
Big 5 Sporting Goods Corp. (a)	179,640	3,860
Borders Group, Inc.	840,000	18,883
GameStop Corp. Class A (a)	200,000	3,230
Gap, Inc.	600,000	12,900
Gymboree Corp. (a)	380,000	6,464
Home Depot, Inc.	100,000	3,676
Office Depot, Inc. (a)	600,000	9,510
Regis Corp.	40,000	1,638
Sherwin-Williams Co.	520,000	16,864
Staples, Inc. (a)	460,000	12,489
The Pep Boys - Manny, Moe & Jack	280,000	5,740
Too, Inc. (a)	120,000	2,190
Toys 'R' Us, Inc. (a)	460,000	5,400
		135,006
Textiles Apparel & Luxury Goods - 1.0%
Columbia Sportswear Co. (a)	40,000	2,371
Jones Apparel Group, Inc.	60,000	2,070
Liz Claiborne, Inc.	700,000	24,507
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Polo Ralph Lauren Corp. Class A	200,000	$ 5,936
Russell Corp.	120,000	2,207
Tommy Hilfiger Corp. (a)	620,000	8,519
VF Corp.	120,000	4,952
		50,562
TOTAL CONSUMER DISCRETIONARY		790,352
CONSUMER STAPLES - 9.9%
Beverages - 0.5%
Coca-Cola Enterprises, Inc.	400,000	8,260
Constellation Brands, Inc. Class A (a)	300,000	10,353
The Coca-Cola Co.	160,000	7,440
		26,053
Food & Staples Retailing - 1.0%
CVS Corp.	600,000	22,476
Longs Drug Stores Corp.	140,000	3,430
Safeway, Inc. (a)	900,000	18,675
Whole Foods Market, Inc.	60,000	3,941
		48,522
Food Products - 3.1%
Campbell Soup Co.	320,000	8,195
Del Monte Foods Co. (a)	60,600	580
H.J. Heinz Co.	520,000	18,772
Hershey Foods Corp.	120,000	9,324
International Multifoods Corp. (a)	200,000	3,566
Kellogg Co.	260,000	9,300
Kraft Foods, Inc. Class A	620,000	19,635
The J.M. Smucker Co.	500,000	22,965
Tyson Foods, Inc. Class A	700,000	9,555
Unilever NV (NY Shares)	632,200	37,995
Wm. Wrigley Jr. Co.	180,000	9,922
		149,809
Household Products - 2.1%
Clorox Co.	160,000	7,507
Colgate-Palmolive Co.	160,000	8,400
Kimberly-Clark Corp.	1,000,000	54,220
Procter & Gamble Co.	140,000	13,474
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - continued
Rayovac Corp. (a)	400,000	$ 7,196
The Dial Corp.	440,000	11,387
		102,184
Personal Products - 2.2%
Alberto-Culver Co. Class B	20,000	1,221
Avon Products, Inc.	80,000	5,480
Estee Lauder Companies, Inc. Class A	660,000	25,080
Gillette Co.	2,200,000	74,206
Nu Skin Enterprises, Inc. Class A	200,000	3,474
		109,461
Tobacco - 1.0%
Altria Group, Inc.	900,000	46,800
TOTAL CONSUMER STAPLES		482,829
ENERGY - 8.5%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	640,000	18,470
BJ Services Co. (a)	800,000	25,512
Cooper Cameron Corp. (a)	100,000	4,341
Diamond Offshore Drilling, Inc.	120,000	2,106
ENSCO International, Inc.	400,000	10,120
Nabors Industries Ltd. (a)	320,000	11,878
Noble Corp. (a)	260,000	8,991
Schlumberger Ltd. (NY Shares)	480,000	22,522
Varco International, Inc. (a)	580,000	10,724
		114,664
Oil & Gas - 6.2%
Apache Corp.	147,000	10,555
BP PLC sponsored ADR	1,100,000	46,959
ChevronTexaco Corp.	780,000	58,578
ConocoPhillips	180,000	10,213
Exxon Mobil Corp.	4,600,000	166,382
Occidental Petroleum Corp.	100,000	3,668
Teekay Shipping Corp.	100,000	5,033
		301,388
TOTAL ENERGY		416,052
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 24.8%
Capital Markets - 4.0%
Bank of New York Co., Inc.	580,000	$ 17,794
Charles Schwab Corp.	1,200,000	13,920
Goldman Sachs Group, Inc.	160,000	15,373
J.P. Morgan Chase & Co.	600,000	21,216
Janus Capital Group, Inc.	1,300,000	18,083
LaBranche & Co., Inc.	400,000	3,308
Lehman Brothers Holdings, Inc.	100,000	7,221
Merrill Lynch & Co., Inc.	320,000	18,160
Morgan Stanley	1,400,000	77,392
State Street Corp.	60,000	3,058
		195,525
Commercial Banks - 6.1%
Bank of America Corp.	1,200,000	90,516
Bank One Corp.	720,000	31,219
Fifth Third Bancorp	200,000	11,626
FleetBoston Financial Corp.	700,000	28,420
U.S. Bancorp, Delaware	900,000	24,939
Wachovia Corp.	900,000	41,175
Wells Fargo & Co.	1,200,000	68,796
		296,691
Consumer Finance - 0.5%
American Express Co.	540,000	24,683
Diversified Financial Services - 3.4%
Citigroup, Inc.	3,600,000	169,351
Insurance - 9.1%
ACE Ltd.	1,000,000	36,450
AFLAC, Inc.	280,000	10,072
Allstate Corp.	2,200,000	88,836
American International Group, Inc.	2,000,000	115,900
Aon Corp.	500,000	10,970
Hartford Financial Services Group, Inc.	380,000	20,900
Marsh & McLennan Companies, Inc.	820,000	36,441
MBIA, Inc.	80,000	4,650
PartnerRe Ltd.	640,000	35,661
Progressive Corp.	200,000	15,620
SAFECO Corp.	260,000	9,732
The Chubb Corp.	680,000	44,506
Travelers Property Casualty Corp. Class A	1,000,000	15,600
		445,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.5%
Apartment Investment & Management Co. Class A	300,000	$ 10,215
Duke Realty Corp.	280,000	8,624
Equity Office Properties Trust	200,000	5,546
		24,385
Thrifts & Mortgage Finance - 1.2%
Fannie Mae	500,000	35,000
Freddie Mac	220,000	11,972
Washington Mutual, Inc.	280,000	12,827
		59,799
TOTAL FINANCIALS		1,215,772
HEALTH CARE - 9.1%
Biotechnology - 0.2%
Charles River Laboratories International, Inc. (a)	200,000	6,490
MedImmune, Inc. (a)	80,000	1,904
		8,394
Health Care Equipment & Supplies - 3.0%
Bausch & Lomb, Inc.	280,000	14,064
Baxter International, Inc.	300,000	8,346
Becton, Dickinson & Co.	1,344,400	53,816
Bio-Rad Laboratories, Inc. Class A (a)	60,000	3,075
C.R. Bard, Inc.	360,000	27,216
Datascope Corp.	100,000	3,478
Edwards Lifesciences Corp. (a)	80,000	2,410
Fisher Scientific International, Inc. (a)	340,000	13,692
Haemonetics Corp. (a)	120,000	2,741
ICU Medical, Inc. (a)	100,000	3,409
Mentor Corp.	260,000	5,733
Steris Corp. (a)	300,000	6,939
Sybron Dental Specialties, Inc. (a)	120,000	3,457
		148,376
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	140,000	8,861
Caremark Rx, Inc. (a)	160,000	4,272
Humana, Inc. (a)	380,000	8,485
IMS Health, Inc.	40,000	921
Lincare Holdings, Inc. (a)	80,000	2,386
Medco Health Solutions, Inc. (a)	144,720	5,272
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Pharmaceutical Product Development, Inc. (a)	100,000	$ 2,968
Quest Diagnostics, Inc.	120,000	8,756
Tenet Healthcare Corp. (a)	900,000	13,149
		55,070
Pharmaceuticals - 4.8%
Abbott Laboratories	280,000	12,376
Alpharma, Inc. Class A	200,000	4,030
Biovail Corp. (a)	220,000	4,138
Bradley Pharmaceuticals, Inc. (a)	100,000	2,352
Bristol-Myers Squibb Co.	1,800,000	47,430
Forest Laboratories, Inc. (a)	120,000	6,557
Johnson & Johnson	460,000	22,673
Merck & Co., Inc.	1,700,000	69,020
Novartis AG sponsored ADR	580,000	24,476
Pfizer, Inc.	720,000	24,156
Schering-Plough Corp.	380,000	6,099
Wyeth	220,000	8,668
		231,975
TOTAL HEALTH CARE		443,815
INDUSTRIALS - 9.3%
Aerospace & Defense - 3.2%
Boeing Co.	1,400,000	53,746
Goodrich Corp.	400,000	11,004
Honeywell International, Inc.	220,000	6,532
Lockheed Martin Corp.	1,100,000	50,534
Northrop Grumman Corp.	240,000	22,231
United Technologies Corp.	140,000	11,998
		156,045
Air Freight & Logistics - 0.3%
CNF, Inc.	240,000	8,021
United Parcel Service, Inc. Class B	100,000	7,277
		15,298
Airlines - 0.3%
Alaska Air Group, Inc. (a)	100,000	2,876
Continental Airlines, Inc. Class B (a)	340,000	6,341
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.	200,000	$ 2,508
Southwest Airlines Co.	80,000	1,438
		13,163
Commercial Services & Supplies - 0.7%
Cintas Corp.	100,000	4,674
Copart, Inc. (a)	4,900	59
Equifax, Inc.	220,000	5,199
Imagistics International, Inc. (a)	180,000	6,557
Manpower, Inc.	60,000	2,816
Republic Services, Inc.	280,000	7,126
Waste Management, Inc.	240,000	7,058
		33,489
Construction & Engineering - 0.2%
Fluor Corp.	300,000	10,998
Electrical Equipment - 0.2%
A.O. Smith Corp.	300,000	10,542
Hubbell, Inc. Class B	40,000	1,760
		12,302
Industrial Conglomerates - 1.2%
3M Co.	80,000	6,323
General Electric Co.	160,000	4,587
Tyco International Ltd.	2,100,000	48,195
		59,105
Machinery - 2.5%
AGCO Corp. (a)	520,000	8,944
Caterpillar, Inc.	260,000	19,773
Crane Co.	260,000	7,563
Eaton Corp.	240,000	24,718
Illinois Tool Works, Inc.	120,000	9,372
Ingersoll-Rand Co. Ltd. Class A	320,000	19,949
Kennametal, Inc.	260,000	9,994
Pall Corp.	240,000	6,149
Pentair, Inc.	160,000	6,976
SPS Technologies, Inc. (a)	95,210	4,661
Timken Co.	300,000	5,139
		123,238
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	700,000	20,839
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Union Pacific Corp.	180,000	$ 11,462
Werner Enterprises, Inc.	66,300	1,203
		33,504
TOTAL INDUSTRIALS		457,142
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 1.3%
Emulex Corp. (a)	120,000	3,540
Motorola, Inc.	3,300,000	46,332
Nokia Corp. sponsored ADR	600,000	10,788
Scientific-Atlanta, Inc.	40,000	1,155
SeaChange International, Inc. (a)	120,000	1,806
		63,621
Computers & Peripherals - 3.3%
Hewlett-Packard Co.	4,600,000	99,774
International Business Machines Corp.	200,000	18,108
NCR Corp. (a)	380,000	13,262
Seagate Technology	260,000	5,135
Storage Technology Corp. (a)	760,000	19,152
Western Digital Corp. (a)	560,000	6,966
		162,397
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. (sub. vtg.) (a)	340,000	5,179
Kyocera Corp.	180,000	10,964
Tech Data Corp. (a)	120,000	4,421
Vishay Intertechnology, Inc. (a)	120,000	2,521
		23,085
IT Services - 1.2%
Accenture Ltd. Class A (a)	200,000	4,980
Affiliated Computer Services, Inc. Class A (a)	60,000	3,008
Ceridian Corp. (a)	1,300,000	27,599
Computer Sciences Corp. (a)	280,000	11,592
Concord EFS, Inc. (a)	260,000	2,987
Electronic Data Systems Corp.	540,000	11,675
		61,841
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.5%
Canon, Inc. ADR	240,000	$ 11,196
Xerox Corp. (a)	1,000,000	12,180
		23,376
Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	240,000	8,023
National Semiconductor Corp. (a)	60,000	2,683
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	16,000	174
Texas Instruments, Inc.	180,000	5,357
		16,237
Software - 0.7%
Autodesk, Inc.	20,000	464
BMC Software, Inc. (a)	260,000	4,324
Hyperion Solutions Corp. (a)	80,000	2,654
Microsoft Corp.	500,000	12,850
Network Associates, Inc. (a)	600,000	8,034
Oracle Corp. (a)	400,000	4,804
		33,130
TOTAL INFORMATION TECHNOLOGY		383,687
MATERIALS - 4.9%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	160,000	7,670
Airgas, Inc.	200,000	3,876
Albemarle Corp.	400,000	11,320
Cytec Industries, Inc. (a)	140,000	5,075
FMC Corp. (a)	420,000	12,575
H.B. Fuller Co.	161,192	4,299
International Flavors & Fragrances, Inc.	700,000	22,729
Monsanto Co.	500,000	13,560
Olin Corp.	200,000	3,642
PPG Industries, Inc.	360,000	21,049
Praxair, Inc.	300,000	21,534
		127,329
Containers & Packaging - 0.2%
Ball Corp.	40,448	2,263
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Smurfit-Stone Container Corp. (a)	200,000	$ 3,272
Temple-Inland, Inc.	80,000	4,522
		10,057
Metals & Mining - 1.2%
Alcoa, Inc.	860,000	28,217
Newmont Mining Corp. Holding Co.	300,000	14,442
Phelps Dodge Corp. (a)	240,000	15,283
		57,942
Paper & Forest Products - 0.9%
International Paper Co.	440,000	16,372
MeadWestvaco Corp.	400,000	10,208
Weyerhaeuser Co.	320,000	18,240
		44,820
TOTAL MATERIALS		240,148
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 5.1%
AT&T Corp.	200,000	3,966
BellSouth Corp.	3,500,000	91,105
CenturyTel, Inc.	280,000	9,156
SBC Communications, Inc.	3,200,000	74,496
Verizon Communications, Inc.	2,091,000	68,522
		247,245
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. (a)	1,000,000	7,500
TOTAL TELECOMMUNICATION SERVICES		254,745
UTILITIES - 1.4%
Electric Utilities - 1.1%
Cinergy Corp.	260,000	9,503
Consolidated Edison, Inc.	200,000	8,060
FirstEnergy Corp.	460,000	15,939
NSTAR	180,000	8,577
Wisconsin Energy Corp.	380,000	12,426
		54,505
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - 0.2%
KeySpan Corp.	240,000	$ 8,455
Multi-Utilities & Unregulated Power - 0.1%
Energy East Corp.	200,000	4,602
TOTAL UTILITIES		67,562
TOTAL COMMON STOCKS (Cost $4,239,070)		4,752,104
Convertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5%	50,000	0
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	62,000	3,185
UTILITIES - 0.2%
Electric Utilities - 0.2%
Dominion Resources, Inc. 8.75%	180,000	9,389
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,372)		12,574
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	70,008,727	70,009
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	4,719,700	4,720
TOTAL MONEY MARKET FUNDS (Cost $74,729)		74,729
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $4,326,171)		4,839,407
NET OTHER ASSETS - 1.1%		53,178
NET ASSETS - 100%		$ 4,892,585
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,061,668,000 and $1,798,529,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $198,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,050,000. The weighted average interest rate was 1.34%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $36,376,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $4,571) (cost $4,326,171) - See accompanying schedule		$ 4,839,407
Receivable for investments sold		14,065
Receivable for fund shares sold		58,346
Dividends receivable		9,266
Interest receivable		81
Prepaid expenses		21
Receivable from investment adviser for expense reductions		3
Other receivables		562
Total assets		4,921,751

Liabilities
Payable for investments purchased	$ 13,149
Payable for fund shares redeemed	6,680
Accrued management fee	1,902
Distribution fees payable	1,657
Other affiliated payables	940
Other payables and accrued expenses	118
Collateral on securities loaned, at value	4,720
Total liabilities		29,166

Net Assets		$ 4,892,585
Net Assets consist of:
Paid in capital		$ 4,417,281
Undistributed net investment income		8,254
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		513,237
Net Assets		$ 4,892,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($589,032 ÷ 24,474 shares)	$ 24.07

Maximum offering price per share (100/94.25 of $24.07)	$ 25.54
Class T: Net Asset Value and redemption price per share ($2,288,549 ÷ 94,023 shares)	$ 24.34

Maximum offering price per share (100/96.50 of $24.34)	$ 25.22
Class B: Net Asset Value and offering price per share ($530,557 ÷ 21,986 shares) A	$ 24.13

Class C: Net Asset Value and offering price per share ($220,379 ÷ 9,116 shares) A	$ 24.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,264,068 ÷ 51,364 shares)	$ 24.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 84,748
Interest		937
Security lending		65
Total income		85,750

Expenses
Management fee	$ 19,842
Transfer agent fees	9,720
Distribution fees	17,642
Accounting and security lending fees	627
Non-interested trustees' compensation	17
Depreciation in deferred trustee compensation account	(1)
Custodian fees and expenses	67
Registration fees	162
Audit	70
Legal	26
Interest	4
Miscellaneous	36
Total expenses before reductions	48,212
Expense reductions	(1,168)	47,044
Net investment income (loss)		38,706
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	233,263
Foreign currency transactions	3
Futures contracts	872
Total net realized gain (loss)		234,138
Change in net unrealized appreciation (depreciation) on: Investment securities	335,185
Assets and liabilities in foreign currencies	1
Futures contracts	(1,973)
Total change in net unrealized appreciation (depreciation)		333,213
Net gain (loss)		567,351
Net increase (decrease) in net assets resulting from operations		$ 606,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,706	$ 29,650
Net realized gain (loss)	234,138	(266,357)
Change in net unrealized appreciation (depreciation)	333,213	(180,004)
Net increase (decrease) in net assets resulting from operations	606,057	(416,711)
Distributions to shareholders from net investment income	(38,199)	(25,650)
Distributions to shareholders from net realized gain	-	(37,571)
Total distributions	(38,199)	(63,221)
Share transactions - net increase (decrease)	341,785	564,317
Total increase (decrease) in net assets	909,643	84,385

Net Assets
Beginning of period	3,982,942	3,898,557
End of period (including undistributed net investment income of $8,254 and undistributed net investment income of $7,745, respectively)	$ 4,892,585	$ 3,982,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.12	$ 23.73	$ 26.42	$ 27.72	$ 28.15
Income from Investment Operations
Net investment income (loss)C	.24	.21	.22	.38	.23
Net realized and unrealized gain (loss)	2.94	(2.39)	.20	1.41	.88
Total from investment operations	3.18	(2.18)	.42	1.79	1.11
Distributions from net investment income	(.23)	(.20)	(.27)	(.34)	(.25)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.23)	(.43)	(3.11)	(3.09)	(1.54)
Net asset value, end of period	$ 24.07	$ 21.12	$ 23.73	$ 26.42	$ 27.72
Total ReturnA,B	15.22%	(9.35)%	1.36%	7.21%	4.06%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.01%	1.01%	.98%	1.00%	.99%
Expenses net of voluntary waivers, if any	1.01%	1.01%	.98%	1.00%	.99%
Expenses net of all reductions	.98%	.97%	.95%	.97%	.96%
Net investment income (loss)	1.10%	.93%	.88%	1.51%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 589	$ 464	$ 371	$ 161	$ 120
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.36	$ 23.98	$ 26.67	$ 27.95	$ 28.35
Income from Investment Operations
Net investment income (loss)C	.19	.16	.16	.34	.17
Net realized and unrealized gain (loss)	2.98	(2.42)	.20	1.41	.90
Total from investment operations	3.17	(2.26)	.36	1.75	1.07
Distributions from net investment income	(.19)	(.13)	(.21)	(.28)	(.18)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.19)	(.36)	(3.05)	(3.03)	(1.47)
Net asset value, end of period	$ 24.34	$ 21.36	$ 23.98	$ 26.67	$ 27.95
Total ReturnA,B	14.97%	(9.57)%	1.10%	6.97%	3.89%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.25%	1.25%	1.22%	1.21%	1.21%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.22%	1.21%	1.21%
Expenses net of all reductions	1.22%	1.20%	1.19%	1.18%	1.18%
Net investment income (loss)	.86%	.70%	.65%	1.30%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 2,289	$ 1,903	$ 2,058	$ 1,889	$ 2,494
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.18	$ 23.80	$ 26.49	$ 27.79	$ 28.20
Income from Investment Operations
Net investment income (loss)C	.06	.02	.03	.20	.03
Net realized and unrealized gain (loss)	2.95	(2.39)	.20	1.40	.88
Total from investment operations	3.01	(2.37)	.23	1.60	.91
Distributions from net investment income	(.06)	(.02)	(.08)	(.15)	(.03)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.06)	(.25)	(2.92)	(2.90)	(1.32)
Net asset value, end of period	$ 24.13	$ 21.18	$ 23.80	$ 26.49	$ 27.79
Total ReturnA,B	14.25%	(10.07)%	.57%	6.38%	3.33%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.85%	1.84%	1.77%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.85%	1.84%	1.77%	1.75%	1.72%
Expenses net of all reductions	1.82%	1.79%	1.73%	1.72%	1.69%
Net investment income (loss)	.26%	.11%	.10%	.76%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 531	$ 472	$ 620	$ 697	$ 893
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.22	$ 23.84	$ 26.51	$ 27.81	$ 28.23
Income from Investment Operations
Net investment income (loss)C	.06	.03	.03	.19	.02
Net realized and unrealized gain (loss)	2.96	(2.40)	.22	1.42	.89
Total from investment operations	3.02	(2.37)	.25	1.61	.91
Distributions from net investment income	(.07)	(.02)	(.08)	(.16)	(.04)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.07)	(.25)	(2.92)	(2.91)	(1.33)
Net asset value, end of period	$ 24.17	$ 21.22	$ 23.84	$ 26.51	$ 27.81
Total ReturnA,B	14.27%	(10.06)%	.65%	6.41%	3.32%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.81%	1.79%	1.74%	1.74%	1.73%
Expenses net of voluntary waivers, if any	1.81%	1.79%	1.74%	1.74%	1.73%
Expenses net of all reductions	1.78%	1.75%	1.71%	1.71%	1.70%
Net investment income (loss)	.30%	.15%	.12%	.77%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 220	$ 159	$ 136	$ 69	$ 65
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.59	$ 24.24	$ 26.93	$ 28.19	$ 28.59
Income from Investment Operations
Net investment income (loss)B	.31	.29	.29	.47	.32
Net realized and unrealized gain (loss)	3.01	(2.44)	.21	1.44	.90
Total from investment operations	3.32	(2.15)	.50	1.91	1.22
Distributions from net investment income	(.30)	(.27)	(.35)	(.42)	(.33)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.30)	(.50)	(3.19)	(3.17)	(1.62)
Net asset value, end of period	$ 24.61	$ 21.59	$ 24.24	$ 26.93	$ 28.19
Total ReturnA	15.59%	(9.04)%	1.67%	7.57%	4.40%
Ratios to Average Net AssetsC
Expenses before expense reductions	.68%	.69%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.69%	.69%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.65%	.66%
Net investment income (loss)	1.43%	1.26%	1.18%	1.83%	1.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,264	$ 985	$ 714	$ 468	$ 458
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 776,612
Unrealized depreciation	(273,186)
Net unrealized appreciation (depreciation)	503,426
Undistributed ordinary income	8,254
Capital loss carryforward	(36,376)

Cost for federal income tax purposes	$ 4,335,981

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 38,199	$ 26,427
Long-term Capital Gains	-	36,794
Total	$ 38,199	$ 63,221

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Distribution and Service Plan - continued

rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 1,283	$ 1	$ 46
Class T	.26%	.25%	9,915	55	187
Class B	.75%	.25%	4,701	3,526	-
Class C	.75%	.25%	1,743	377	-
			$ 17,642	$ 3,959	$ 233

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 235
Class T	144
Class B*	1,025
Class C*	27
$ 1,431

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,212.24
Class T	4,525.23
Class B	1,635.35
Class C	530.30
Institutional Class	1,818.18
	$ 9,720

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $919 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	1.85%	$ 14

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 920	$ 1
Class A	46	-	-
Class T	187	-	-
	$ 233	$ 920	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 5,261	$ 3,931
Class T	17,049	11,618
Class B	1,317	490
Class C	564	129
Institutional Class	14,008	9,482
Total	$ 38,199	$ 25,650
From net realized gain
Class A	$ -	$ 3,812
Class T	-	19,587
Class B	-	5,947
Class C	-	1,348
Institutional Class	-	6,877
Total	$ -	$ 37,571

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	8,302	13,860	$ 176,698	$ 317,321
Reinvestment of distributions	232	307	4,884	7,105
Shares redeemed	(6,020)	(7,826)	(126,019)	(172,144)
Net increase (decrease)	2,514	6,341	$ 55,563	$ 152,282
Class T
Shares sold	26,895	30,649	$ 585,308	$ 700,574
Reinvestment of distributions	767	1,276	16,329	30,212
Shares redeemed	(22,699)	(28,688)	(482,313)	(638,381)
Net increase (decrease)	4,963	3,237	$ 119,324	$ 92,405
Class B
Shares sold	3,817	6,617	$ 81,717	$ 151,649
Reinvestment of distributions	55	241	1,170	5,744
Shares redeemed	(4,159)	(10,636)	(87,184)	(238,263)
Net increase (decrease)	(287)	(3,778)	$ (4,297)	$ (80,870)

Annual Report

9. Share Transactions - continued

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class C
Shares sold	3,321	4,418	$ 72,467	$ 100,529
Reinvestment of distributions	23	53	490	1,261
Shares redeemed	(1,739)	(2,648)	(36,496)	(57,702)
Net increase (decrease)	1,605	1,823	$ 36,461	$ 44,088
Institutional Class
Shares sold	21,156	33,189	$ 460,094	$ 722,182
Reinvestment of distributions	513	501	11,055	11,817
Shares redeemed	(15,959)	(17,517)	(336,415)	(377,587)
Net increase (decrease)	5,710	16,173	$ 134,734	$ 356,412

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

C. Robert Chow (42)
Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Prior to assuming his current responsibilities, Mr. Chow managed a variety of Fidelity Funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPI-UANN-0104
1.786681.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.59%	3.72%	11.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Equity Income Fund's Institutional Class shares returned 15.59%, slightly outperforming the 14.65% return for the LipperSM Equity Income Objective Funds Average, but underperforming the 18.39% return for the Russell 3000® Value Index. Despite a strong absolute return, the fund underperformed its index primarily because it maintained a lower exposure to the financial sector, which was one of the market's better-performing groups. An underweighting in strong-performing bank stocks caused the bulk of the fund's relative weakness. Elsewhere, individual detractors included regional Bell operating companies BellSouth and Verizon, as well as drug companies Pfizer and Merck, all of which were hurt by a variety of competitive pressures in their respective industries. The fund's solid absolute return was aided by good stock picking and an overweighting in the retail sector, where Federated Department Stores and Nordstrom were top performers. Elsewhere, several cyclical holdings in the industrial and materials sectors, including Caterpillar and Phelps Dodge, respectively, rose sharply due to the improving economic climate during the second half of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	3.4	3.5
Exxon Mobil Corp.	3.4	2.9
American International Group, Inc.	2.4	1.5
Hewlett-Packard Co.	2.0	1.5
BellSouth Corp.	1.9	2.2
Bank of America Corp.	1.9	2.1
Allstate Corp.	1.8	1.9
Morgan Stanley	1.6	1.6
SBC Communications, Inc.	1.5	2.0
Gillette Co.	1.5	1.1
	21.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	26.6
Consumer Discretionary	16.2	14.3
Consumer Staples	9.9	9.2
Industrials	9.3	11.0
Health Care	9.2	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.1%		Stocks 98.3%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	6.2%	** Foreign investments	5.3%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 0.1%
Harley-Davidson, Inc.	140,000	$ 6,604
Hotels, Restaurants & Leisure - 2.4%
Applebee's International, Inc.	100,000	3,871
Brinker International, Inc. (a)	220,000	7,163
California Pizza Kitchen, Inc. (a)	600,000	11,100
Mandalay Resort Group	160,000	6,872
McDonald's Corp.	2,200,000	56,386
Outback Steakhouse, Inc.	360,000	16,110
Papa John's International, Inc. (a)	300,000	7,917
Sonic Corp. (a)	220,000	6,791
		116,210
Household Durables - 2.1%
D.R. Horton, Inc.	80,000	3,496
Furniture Brands International, Inc.	300,000	7,890
Hunter Douglas NV	340,000	14,917
Koninklijke Philips Electronics NV (NY Shares)	160,000	4,547
Leggett & Platt, Inc.	460,000	9,356
Newell Rubbermaid, Inc.	440,000	10,063
Snap-On, Inc.	60,000	1,801
Sony Corp.	360,000	12,366
The Stanley Works	380,000	12,430
Tupperware Corp.	200,000	3,082
Whirlpool Corp.	300,000	20,496
		100,444
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	300,000	7,308
Hasbro, Inc.	480,000	10,613
Oakley, Inc.	220,000	2,882
		20,803
Media - 5.4%
Belo Corp. Series A	960,000	27,274
Cablevision Systems Corp. - NY Group Class A (a)	300,000	6,216
Catalina Marketing Corp. (a)	100,000	1,853
Comcast Corp.:
Class A (a)	380,000	11,924
Class A (special) (a)	400,000	12,060
Emmis Communications Corp. Class A (a)	420,000	9,517
Fox Entertainment Group, Inc. Class A (a)	500,000	14,275
Gannett Co., Inc.	100,000	8,660
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
General Motors Corp. Class H (a)	400,000	$ 6,640
Knight-Ridder, Inc.	40,000	2,975
McGraw-Hill Companies, Inc.	180,000	12,330
Omnicom Group, Inc.	40,000	3,186
Reader's Digest Association, Inc. (non-vtg.)	809,900	11,582
Regal Entertainment Group Class A	100,000	2,084
The New York Times Co. Class A	180,000	8,262
Time Warner, Inc. (a)	4,200,000	68,376
Tribune Co.	380,000	18,563
Viacom, Inc. Class B (non-vtg.)	580,000	22,806
Walt Disney Co.	640,000	14,778
		263,361
Multiline Retail - 2.0%
Federated Department Stores, Inc.	420,000	20,618
Nordstrom, Inc.	2,000,000	69,000
Target Corp.	200,000	7,744
		97,362
Specialty Retail - 2.8%
Abercrombie & Fitch Co. Class A (a)	440,000	12,914
American Eagle Outfitters, Inc. (a)	640,000	11,808
Best Buy Co., Inc.	120,000	7,440
Big 5 Sporting Goods Corp. (a)	179,640	3,860
Borders Group, Inc.	840,000	18,883
GameStop Corp. Class A (a)	200,000	3,230
Gap, Inc.	600,000	12,900
Gymboree Corp. (a)	380,000	6,464
Home Depot, Inc.	100,000	3,676
Office Depot, Inc. (a)	600,000	9,510
Regis Corp.	40,000	1,638
Sherwin-Williams Co.	520,000	16,864
Staples, Inc. (a)	460,000	12,489
The Pep Boys - Manny, Moe & Jack	280,000	5,740
Too, Inc. (a)	120,000	2,190
Toys 'R' Us, Inc. (a)	460,000	5,400
		135,006
Textiles Apparel & Luxury Goods - 1.0%
Columbia Sportswear Co. (a)	40,000	2,371
Jones Apparel Group, Inc.	60,000	2,070
Liz Claiborne, Inc.	700,000	24,507
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Polo Ralph Lauren Corp. Class A	200,000	$ 5,936
Russell Corp.	120,000	2,207
Tommy Hilfiger Corp. (a)	620,000	8,519
VF Corp.	120,000	4,952
		50,562
TOTAL CONSUMER DISCRETIONARY		790,352
CONSUMER STAPLES - 9.9%
Beverages - 0.5%
Coca-Cola Enterprises, Inc.	400,000	8,260
Constellation Brands, Inc. Class A (a)	300,000	10,353
The Coca-Cola Co.	160,000	7,440
		26,053
Food & Staples Retailing - 1.0%
CVS Corp.	600,000	22,476
Longs Drug Stores Corp.	140,000	3,430
Safeway, Inc. (a)	900,000	18,675
Whole Foods Market, Inc.	60,000	3,941
		48,522
Food Products - 3.1%
Campbell Soup Co.	320,000	8,195
Del Monte Foods Co. (a)	60,600	580
H.J. Heinz Co.	520,000	18,772
Hershey Foods Corp.	120,000	9,324
International Multifoods Corp. (a)	200,000	3,566
Kellogg Co.	260,000	9,300
Kraft Foods, Inc. Class A	620,000	19,635
The J.M. Smucker Co.	500,000	22,965
Tyson Foods, Inc. Class A	700,000	9,555
Unilever NV (NY Shares)	632,200	37,995
Wm. Wrigley Jr. Co.	180,000	9,922
		149,809
Household Products - 2.1%
Clorox Co.	160,000	7,507
Colgate-Palmolive Co.	160,000	8,400
Kimberly-Clark Corp.	1,000,000	54,220
Procter & Gamble Co.	140,000	13,474
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - continued
Rayovac Corp. (a)	400,000	$ 7,196
The Dial Corp.	440,000	11,387
		102,184
Personal Products - 2.2%
Alberto-Culver Co. Class B	20,000	1,221
Avon Products, Inc.	80,000	5,480
Estee Lauder Companies, Inc. Class A	660,000	25,080
Gillette Co.	2,200,000	74,206
Nu Skin Enterprises, Inc. Class A	200,000	3,474
		109,461
Tobacco - 1.0%
Altria Group, Inc.	900,000	46,800
TOTAL CONSUMER STAPLES		482,829
ENERGY - 8.5%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	640,000	18,470
BJ Services Co. (a)	800,000	25,512
Cooper Cameron Corp. (a)	100,000	4,341
Diamond Offshore Drilling, Inc.	120,000	2,106
ENSCO International, Inc.	400,000	10,120
Nabors Industries Ltd. (a)	320,000	11,878
Noble Corp. (a)	260,000	8,991
Schlumberger Ltd. (NY Shares)	480,000	22,522
Varco International, Inc. (a)	580,000	10,724
		114,664
Oil & Gas - 6.2%
Apache Corp.	147,000	10,555
BP PLC sponsored ADR	1,100,000	46,959
ChevronTexaco Corp.	780,000	58,578
ConocoPhillips	180,000	10,213
Exxon Mobil Corp.	4,600,000	166,382
Occidental Petroleum Corp.	100,000	3,668
Teekay Shipping Corp.	100,000	5,033
		301,388
TOTAL ENERGY		416,052
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 24.8%
Capital Markets - 4.0%
Bank of New York Co., Inc.	580,000	$ 17,794
Charles Schwab Corp.	1,200,000	13,920
Goldman Sachs Group, Inc.	160,000	15,373
J.P. Morgan Chase & Co.	600,000	21,216
Janus Capital Group, Inc.	1,300,000	18,083
LaBranche & Co., Inc.	400,000	3,308
Lehman Brothers Holdings, Inc.	100,000	7,221
Merrill Lynch & Co., Inc.	320,000	18,160
Morgan Stanley	1,400,000	77,392
State Street Corp.	60,000	3,058
		195,525
Commercial Banks - 6.1%
Bank of America Corp.	1,200,000	90,516
Bank One Corp.	720,000	31,219
Fifth Third Bancorp	200,000	11,626
FleetBoston Financial Corp.	700,000	28,420
U.S. Bancorp, Delaware	900,000	24,939
Wachovia Corp.	900,000	41,175
Wells Fargo & Co.	1,200,000	68,796
		296,691
Consumer Finance - 0.5%
American Express Co.	540,000	24,683
Diversified Financial Services - 3.4%
Citigroup, Inc.	3,600,000	169,351
Insurance - 9.1%
ACE Ltd.	1,000,000	36,450
AFLAC, Inc.	280,000	10,072
Allstate Corp.	2,200,000	88,836
American International Group, Inc.	2,000,000	115,900
Aon Corp.	500,000	10,970
Hartford Financial Services Group, Inc.	380,000	20,900
Marsh & McLennan Companies, Inc.	820,000	36,441
MBIA, Inc.	80,000	4,650
PartnerRe Ltd.	640,000	35,661
Progressive Corp.	200,000	15,620
SAFECO Corp.	260,000	9,732
The Chubb Corp.	680,000	44,506
Travelers Property Casualty Corp. Class A	1,000,000	15,600
		445,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.5%
Apartment Investment & Management Co. Class A	300,000	$ 10,215
Duke Realty Corp.	280,000	8,624
Equity Office Properties Trust	200,000	5,546
		24,385
Thrifts & Mortgage Finance - 1.2%
Fannie Mae	500,000	35,000
Freddie Mac	220,000	11,972
Washington Mutual, Inc.	280,000	12,827
		59,799
TOTAL FINANCIALS		1,215,772
HEALTH CARE - 9.1%
Biotechnology - 0.2%
Charles River Laboratories International, Inc. (a)	200,000	6,490
MedImmune, Inc. (a)	80,000	1,904
		8,394
Health Care Equipment & Supplies - 3.0%
Bausch & Lomb, Inc.	280,000	14,064
Baxter International, Inc.	300,000	8,346
Becton, Dickinson & Co.	1,344,400	53,816
Bio-Rad Laboratories, Inc. Class A (a)	60,000	3,075
C.R. Bard, Inc.	360,000	27,216
Datascope Corp.	100,000	3,478
Edwards Lifesciences Corp. (a)	80,000	2,410
Fisher Scientific International, Inc. (a)	340,000	13,692
Haemonetics Corp. (a)	120,000	2,741
ICU Medical, Inc. (a)	100,000	3,409
Mentor Corp.	260,000	5,733
Steris Corp. (a)	300,000	6,939
Sybron Dental Specialties, Inc. (a)	120,000	3,457
		148,376
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	140,000	8,861
Caremark Rx, Inc. (a)	160,000	4,272
Humana, Inc. (a)	380,000	8,485
IMS Health, Inc.	40,000	921
Lincare Holdings, Inc. (a)	80,000	2,386
Medco Health Solutions, Inc. (a)	144,720	5,272
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Pharmaceutical Product Development, Inc. (a)	100,000	$ 2,968
Quest Diagnostics, Inc.	120,000	8,756
Tenet Healthcare Corp. (a)	900,000	13,149
		55,070
Pharmaceuticals - 4.8%
Abbott Laboratories	280,000	12,376
Alpharma, Inc. Class A	200,000	4,030
Biovail Corp. (a)	220,000	4,138
Bradley Pharmaceuticals, Inc. (a)	100,000	2,352
Bristol-Myers Squibb Co.	1,800,000	47,430
Forest Laboratories, Inc. (a)	120,000	6,557
Johnson & Johnson	460,000	22,673
Merck & Co., Inc.	1,700,000	69,020
Novartis AG sponsored ADR	580,000	24,476
Pfizer, Inc.	720,000	24,156
Schering-Plough Corp.	380,000	6,099
Wyeth	220,000	8,668
		231,975
TOTAL HEALTH CARE		443,815
INDUSTRIALS - 9.3%
Aerospace & Defense - 3.2%
Boeing Co.	1,400,000	53,746
Goodrich Corp.	400,000	11,004
Honeywell International, Inc.	220,000	6,532
Lockheed Martin Corp.	1,100,000	50,534
Northrop Grumman Corp.	240,000	22,231
United Technologies Corp.	140,000	11,998
		156,045
Air Freight & Logistics - 0.3%
CNF, Inc.	240,000	8,021
United Parcel Service, Inc. Class B	100,000	7,277
		15,298
Airlines - 0.3%
Alaska Air Group, Inc. (a)	100,000	2,876
Continental Airlines, Inc. Class B (a)	340,000	6,341
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.	200,000	$ 2,508
Southwest Airlines Co.	80,000	1,438
		13,163
Commercial Services & Supplies - 0.7%
Cintas Corp.	100,000	4,674
Copart, Inc. (a)	4,900	59
Equifax, Inc.	220,000	5,199
Imagistics International, Inc. (a)	180,000	6,557
Manpower, Inc.	60,000	2,816
Republic Services, Inc.	280,000	7,126
Waste Management, Inc.	240,000	7,058
		33,489
Construction & Engineering - 0.2%
Fluor Corp.	300,000	10,998
Electrical Equipment - 0.2%
A.O. Smith Corp.	300,000	10,542
Hubbell, Inc. Class B	40,000	1,760
		12,302
Industrial Conglomerates - 1.2%
3M Co.	80,000	6,323
General Electric Co.	160,000	4,587
Tyco International Ltd.	2,100,000	48,195
		59,105
Machinery - 2.5%
AGCO Corp. (a)	520,000	8,944
Caterpillar, Inc.	260,000	19,773
Crane Co.	260,000	7,563
Eaton Corp.	240,000	24,718
Illinois Tool Works, Inc.	120,000	9,372
Ingersoll-Rand Co. Ltd. Class A	320,000	19,949
Kennametal, Inc.	260,000	9,994
Pall Corp.	240,000	6,149
Pentair, Inc.	160,000	6,976
SPS Technologies, Inc. (a)	95,210	4,661
Timken Co.	300,000	5,139
		123,238
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	700,000	20,839
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Union Pacific Corp.	180,000	$ 11,462
Werner Enterprises, Inc.	66,300	1,203
		33,504
TOTAL INDUSTRIALS		457,142
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 1.3%
Emulex Corp. (a)	120,000	3,540
Motorola, Inc.	3,300,000	46,332
Nokia Corp. sponsored ADR	600,000	10,788
Scientific-Atlanta, Inc.	40,000	1,155
SeaChange International, Inc. (a)	120,000	1,806
		63,621
Computers & Peripherals - 3.3%
Hewlett-Packard Co.	4,600,000	99,774
International Business Machines Corp.	200,000	18,108
NCR Corp. (a)	380,000	13,262
Seagate Technology	260,000	5,135
Storage Technology Corp. (a)	760,000	19,152
Western Digital Corp. (a)	560,000	6,966
		162,397
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. (sub. vtg.) (a)	340,000	5,179
Kyocera Corp.	180,000	10,964
Tech Data Corp. (a)	120,000	4,421
Vishay Intertechnology, Inc. (a)	120,000	2,521
		23,085
IT Services - 1.2%
Accenture Ltd. Class A (a)	200,000	4,980
Affiliated Computer Services, Inc. Class A (a)	60,000	3,008
Ceridian Corp. (a)	1,300,000	27,599
Computer Sciences Corp. (a)	280,000	11,592
Concord EFS, Inc. (a)	260,000	2,987
Electronic Data Systems Corp.	540,000	11,675
		61,841
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.5%
Canon, Inc. ADR	240,000	$ 11,196
Xerox Corp. (a)	1,000,000	12,180
		23,376
Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	240,000	8,023
National Semiconductor Corp. (a)	60,000	2,683
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	16,000	174
Texas Instruments, Inc.	180,000	5,357
		16,237
Software - 0.7%
Autodesk, Inc.	20,000	464
BMC Software, Inc. (a)	260,000	4,324
Hyperion Solutions Corp. (a)	80,000	2,654
Microsoft Corp.	500,000	12,850
Network Associates, Inc. (a)	600,000	8,034
Oracle Corp. (a)	400,000	4,804
		33,130
TOTAL INFORMATION TECHNOLOGY		383,687
MATERIALS - 4.9%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	160,000	7,670
Airgas, Inc.	200,000	3,876
Albemarle Corp.	400,000	11,320
Cytec Industries, Inc. (a)	140,000	5,075
FMC Corp. (a)	420,000	12,575
H.B. Fuller Co.	161,192	4,299
International Flavors & Fragrances, Inc.	700,000	22,729
Monsanto Co.	500,000	13,560
Olin Corp.	200,000	3,642
PPG Industries, Inc.	360,000	21,049
Praxair, Inc.	300,000	21,534
		127,329
Containers & Packaging - 0.2%
Ball Corp.	40,448	2,263
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Smurfit-Stone Container Corp. (a)	200,000	$ 3,272
Temple-Inland, Inc.	80,000	4,522
		10,057
Metals & Mining - 1.2%
Alcoa, Inc.	860,000	28,217
Newmont Mining Corp. Holding Co.	300,000	14,442
Phelps Dodge Corp. (a)	240,000	15,283
		57,942
Paper & Forest Products - 0.9%
International Paper Co.	440,000	16,372
MeadWestvaco Corp.	400,000	10,208
Weyerhaeuser Co.	320,000	18,240
		44,820
TOTAL MATERIALS		240,148
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 5.1%
AT&T Corp.	200,000	3,966
BellSouth Corp.	3,500,000	91,105
CenturyTel, Inc.	280,000	9,156
SBC Communications, Inc.	3,200,000	74,496
Verizon Communications, Inc.	2,091,000	68,522
		247,245
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. (a)	1,000,000	7,500
TOTAL TELECOMMUNICATION SERVICES		254,745
UTILITIES - 1.4%
Electric Utilities - 1.1%
Cinergy Corp.	260,000	9,503
Consolidated Edison, Inc.	200,000	8,060
FirstEnergy Corp.	460,000	15,939
NSTAR	180,000	8,577
Wisconsin Energy Corp.	380,000	12,426
		54,505
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - 0.2%
KeySpan Corp.	240,000	$ 8,455
Multi-Utilities & Unregulated Power - 0.1%
Energy East Corp.	200,000	4,602
TOTAL UTILITIES		67,562
TOTAL COMMON STOCKS (Cost $4,239,070)		4,752,104
Convertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5%	50,000	0
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	62,000	3,185
UTILITIES - 0.2%
Electric Utilities - 0.2%
Dominion Resources, Inc. 8.75%	180,000	9,389
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,372)		12,574
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	70,008,727	70,009
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	4,719,700	4,720
TOTAL MONEY MARKET FUNDS (Cost $74,729)		74,729
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $4,326,171)		4,839,407
NET OTHER ASSETS - 1.1%		53,178
NET ASSETS - 100%		$ 4,892,585
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,061,668,000 and $1,798,529,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $198,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,050,000. The weighted average interest rate was 1.34%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $36,376,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $4,571) (cost $4,326,171) - See accompanying schedule		$ 4,839,407
Receivable for investments sold		14,065
Receivable for fund shares sold		58,346
Dividends receivable		9,266
Interest receivable		81
Prepaid expenses		21
Receivable from investment adviser for expense reductions		3
Other receivables		562
Total assets		4,921,751

Liabilities
Payable for investments purchased	$ 13,149
Payable for fund shares redeemed	6,680
Accrued management fee	1,902
Distribution fees payable	1,657
Other affiliated payables	940
Other payables and accrued expenses	118
Collateral on securities loaned, at value	4,720
Total liabilities		29,166

Net Assets		$ 4,892,585
Net Assets consist of:
Paid in capital		$ 4,417,281
Undistributed net investment income		8,254
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		513,237
Net Assets		$ 4,892,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($589,032 ÷ 24,474 shares)	$ 24.07

Maximum offering price per share (100/94.25 of $24.07)	$ 25.54
Class T: Net Asset Value and redemption price per share ($2,288,549 ÷ 94,023 shares)	$ 24.34

Maximum offering price per share (100/96.50 of $24.34)	$ 25.22
Class B: Net Asset Value and offering price per share ($530,557 ÷ 21,986 shares) A	$ 24.13

Class C: Net Asset Value and offering price per share ($220,379 ÷ 9,116 shares) A	$ 24.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,264,068 ÷ 51,364 shares)	$ 24.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 84,748
Interest		937
Security lending		65
Total income		85,750

Expenses
Management fee	$ 19,842
Transfer agent fees	9,720
Distribution fees	17,642
Accounting and security lending fees	627
Non-interested trustees' compensation	17
Depreciation in deferred trustee compensation account	(1)
Custodian fees and expenses	67
Registration fees	162
Audit	70
Legal	26
Interest	4
Miscellaneous	36
Total expenses before reductions	48,212
Expense reductions	(1,168)	47,044
Net investment income (loss)		38,706
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	233,263
Foreign currency transactions	3
Futures contracts	872
Total net realized gain (loss)		234,138
Change in net unrealized appreciation (depreciation) on: Investment securities	335,185
Assets and liabilities in foreign currencies	1
Futures contracts	(1,973)
Total change in net unrealized appreciation (depreciation)		333,213
Net gain (loss)		567,351
Net increase (decrease) in net assets resulting from operations		$ 606,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,706	$ 29,650
Net realized gain (loss)	234,138	(266,357)
Change in net unrealized appreciation (depreciation)	333,213	(180,004)
Net increase (decrease) in net assets resulting from operations	606,057	(416,711)
Distributions to shareholders from net investment income	(38,199)	(25,650)
Distributions to shareholders from net realized gain	-	(37,571)
Total distributions	(38,199)	(63,221)
Share transactions - net increase (decrease)	341,785	564,317
Total increase (decrease) in net assets	909,643	84,385

Net Assets
Beginning of period	3,982,942	3,898,557
End of period (including undistributed net investment income of $8,254 and undistributed net investment income of $7,745, respectively)	$ 4,892,585	$ 3,982,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.12	$ 23.73	$ 26.42	$ 27.72	$ 28.15
Income from Investment Operations
Net investment income (loss)C	.24	.21	.22	.38	.23
Net realized and unrealized gain (loss)	2.94	(2.39)	.20	1.41	.88
Total from investment operations	3.18	(2.18)	.42	1.79	1.11
Distributions from net investment income	(.23)	(.20)	(.27)	(.34)	(.25)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.23)	(.43)	(3.11)	(3.09)	(1.54)
Net asset value, end of period	$ 24.07	$ 21.12	$ 23.73	$ 26.42	$ 27.72
Total ReturnA,B	15.22%	(9.35)%	1.36%	7.21%	4.06%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.01%	1.01%	.98%	1.00%	.99%
Expenses net of voluntary waivers, if any	1.01%	1.01%	.98%	1.00%	.99%
Expenses net of all reductions	.98%	.97%	.95%	.97%	.96%
Net investment income (loss)	1.10%	.93%	.88%	1.51%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 589	$ 464	$ 371	$ 161	$ 120
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.36	$ 23.98	$ 26.67	$ 27.95	$ 28.35
Income from Investment Operations
Net investment income (loss)C	.19	.16	.16	.34	.17
Net realized and unrealized gain (loss)	2.98	(2.42)	.20	1.41	.90
Total from investment operations	3.17	(2.26)	.36	1.75	1.07
Distributions from net investment income	(.19)	(.13)	(.21)	(.28)	(.18)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.19)	(.36)	(3.05)	(3.03)	(1.47)
Net asset value, end of period	$ 24.34	$ 21.36	$ 23.98	$ 26.67	$ 27.95
Total ReturnA,B	14.97%	(9.57)%	1.10%	6.97%	3.89%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.25%	1.25%	1.22%	1.21%	1.21%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.22%	1.21%	1.21%
Expenses net of all reductions	1.22%	1.20%	1.19%	1.18%	1.18%
Net investment income (loss)	.86%	.70%	.65%	1.30%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 2,289	$ 1,903	$ 2,058	$ 1,889	$ 2,494
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.18	$ 23.80	$ 26.49	$ 27.79	$ 28.20
Income from Investment Operations
Net investment income (loss)C	.06	.02	.03	.20	.03
Net realized and unrealized gain (loss)	2.95	(2.39)	.20	1.40	.88
Total from investment operations	3.01	(2.37)	.23	1.60	.91
Distributions from net investment income	(.06)	(.02)	(.08)	(.15)	(.03)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.06)	(.25)	(2.92)	(2.90)	(1.32)
Net asset value, end of period	$ 24.13	$ 21.18	$ 23.80	$ 26.49	$ 27.79
Total ReturnA,B	14.25%	(10.07)%	.57%	6.38%	3.33%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.85%	1.84%	1.77%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.85%	1.84%	1.77%	1.75%	1.72%
Expenses net of all reductions	1.82%	1.79%	1.73%	1.72%	1.69%
Net investment income (loss)	.26%	.11%	.10%	.76%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 531	$ 472	$ 620	$ 697	$ 893
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.22	$ 23.84	$ 26.51	$ 27.81	$ 28.23
Income from Investment Operations
Net investment income (loss)C	.06	.03	.03	.19	.02
Net realized and unrealized gain (loss)	2.96	(2.40)	.22	1.42	.89
Total from investment operations	3.02	(2.37)	.25	1.61	.91
Distributions from net investment income	(.07)	(.02)	(.08)	(.16)	(.04)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.07)	(.25)	(2.92)	(2.91)	(1.33)
Net asset value, end of period	$ 24.17	$ 21.22	$ 23.84	$ 26.51	$ 27.81
Total ReturnA,B	14.27%	(10.06)%	.65%	6.41%	3.32%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.81%	1.79%	1.74%	1.74%	1.73%
Expenses net of voluntary waivers, if any	1.81%	1.79%	1.74%	1.74%	1.73%
Expenses net of all reductions	1.78%	1.75%	1.71%	1.71%	1.70%
Net investment income (loss)	.30%	.15%	.12%	.77%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 220	$ 159	$ 136	$ 69	$ 65
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.59	$ 24.24	$ 26.93	$ 28.19	$ 28.59
Income from Investment Operations
Net investment income (loss)B	.31	.29	.29	.47	.32
Net realized and unrealized gain (loss)	3.01	(2.44)	.21	1.44	.90
Total from investment operations	3.32	(2.15)	.50	1.91	1.22
Distributions from net investment income	(.30)	(.27)	(.35)	(.42)	(.33)
Distributions from net realized gain	-	(.23)	(2.84)	(2.75)	(1.29)
Total distributions	(.30)	(.50)	(3.19)	(3.17)	(1.62)
Net asset value, end of period	$ 24.61	$ 21.59	$ 24.24	$ 26.93	$ 28.19
Total ReturnA	15.59%	(9.04)%	1.67%	7.57%	4.40%
Ratios to Average Net AssetsC
Expenses before expense reductions	.68%	.69%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.69%	.69%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.65%	.66%
Net investment income (loss)	1.43%	1.26%	1.18%	1.83%	1.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,264	$ 985	$ 714	$ 468	$ 458
Portfolio turnover rate	44%	40%	60%	101%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 776,612
Unrealized depreciation	(273,186)
Net unrealized appreciation (depreciation)	503,426
Undistributed ordinary income	8,254
Capital loss carryforward	(36,376)

Cost for federal income tax purposes	$ 4,335,981

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 38,199	$ 26,427
Long-term Capital Gains	-	36,794
Total	$ 38,199	$ 63,221

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Distribution and Service Plan - continued

rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 1,283	$ 1	$ 46
Class T	.26%	.25%	9,915	55	187
Class B	.75%	.25%	4,701	3,526	-
Class C	.75%	.25%	1,743	377	-
			$ 17,642	$ 3,959	$ 233

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 235
Class T	144
Class B*	1,025
Class C*	27
$ 1,431

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,212.24
Class T	4,525.23
Class B	1,635.35
Class C	530.30
Institutional Class	1,818.18
	$ 9,720

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $919 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	1.85%	$ 14

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 920	$ 1
Class A	46	-	-
Class T	187	-	-
	$ 233	$ 920	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 5,261	$ 3,931
Class T	17,049	11,618
Class B	1,317	490
Class C	564	129
Institutional Class	14,008	9,482
Total	$ 38,199	$ 25,650
From net realized gain
Class A	$ -	$ 3,812
Class T	-	19,587
Class B	-	5,947
Class C	-	1,348
Institutional Class	-	6,877
Total	$ -	$ 37,571

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	8,302	13,860	$ 176,698	$ 317,321
Reinvestment of distributions	232	307	4,884	7,105
Shares redeemed	(6,020)	(7,826)	(126,019)	(172,144)
Net increase (decrease)	2,514	6,341	$ 55,563	$ 152,282
Class T
Shares sold	26,895	30,649	$ 585,308	$ 700,574
Reinvestment of distributions	767	1,276	16,329	30,212
Shares redeemed	(22,699)	(28,688)	(482,313)	(638,381)
Net increase (decrease)	4,963	3,237	$ 119,324	$ 92,405
Class B
Shares sold	3,817	6,617	$ 81,717	$ 151,649
Reinvestment of distributions	55	241	1,170	5,744
Shares redeemed	(4,159)	(10,636)	(87,184)	(238,263)
Net increase (decrease)	(287)	(3,778)	$ (4,297)	$ (80,870)

Annual Report

9. Share Transactions - continued

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class C
Shares sold	3,321	4,418	$ 72,467	$ 100,529
Reinvestment of distributions	23	53	490	1,261
Shares redeemed	(1,739)	(2,648)	(36,496)	(57,702)
Net increase (decrease)	1,605	1,823	$ 36,461	$ 44,088
Institutional Class
Shares sold	21,156	33,189	$ 460,094	$ 722,182
Reinvestment of distributions	513	501	11,055	11,817
Shares redeemed	(15,959)	(17,517)	(336,415)	(377,587)
Net increase (decrease)	5,710	16,173	$ 134,734	$ 356,412

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

C. Robert Chow (42)
Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Prior to assuming his current responsibilities, Mr. Chow managed a variety of Fidelity Funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPII-UANN-0104
1.786682.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	8.97%	-7.11%	5.69%
Class T (incl. 3.50% sales charge)	11.45%	-6.81%	5.83%
Class B (incl. contingent deferred sales charge)B	9.67%	-7.03%	5.77%
Class C (incl. contingent deferred sales charge)C	13.71%	-6.71%	5.79%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class T on November 30, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index, did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the year ending November 30, 2003, the fund's Class A, Class T, Class B and Class C shares advanced 15.61%, 15.50%, 14.67% and 14.71%, respectively, while the S&P 500® and the LipperSM Growth Funds Average gained 15.09% and 17.56%, respectively. The fund outperformed its peers through much of the year, but couldn't keep up as the rally increasingly focused on smaller, aggressive stocks and NASDAQ names later in the year. Consequently, several of the fund's average top-10 holdings, mainly large-cap, defensive and steady growers such as Microsoft, American International Group and Coca-Cola, lagged during the second-half rally. Stock selection in technology, particularly semiconductors, was a significant contributor relative to the index. Three of our six top performers were semiconductor related: National Semiconductor, Analog Devices and Texas Instruments. In media, weak advertising spending in the spot market - local TV, radio and newspapers - hurt the fund's positions in Viacom and Fox Entertainment. Oil services firms Cooper Cameron and Schlumberger also disappointed, as energy companies worked to improve their balance sheets rather than fund new exploration projects. On the other hand, brokerage stocks Merrill Lynch and Citigroup boosted performance given the capital markets rally during the year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.5	2.8
Pfizer, Inc.	2.9	3.0
Citigroup, Inc.	2.8	3.3
General Electric Co.	2.5	2.7
Gillette Co.	2.2	3.9
The Coca-Cola Co.	2.1	2.9
Cisco Systems, Inc.	2.0	1.2
Viacom, Inc. Class B (non-vtg.)	1.9	2.5
Time Warner, Inc.	1.8	1.8
Merrill Lynch & Co., Inc.	1.7	1.7
	23.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.8	16.5
Consumer Discretionary	17.9	17.1
Health Care	13.7	16.1
Financials	12.9	15.3
Industrials	9.6	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks and Equity Futures 97.7%		Stocks and Equity Futures 96.8%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	7.0%	** Foreign investments	6.2%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.9%
Automobiles - 0.3%
Harley-Davidson, Inc.	355,100	$ 16,750
Hotels, Restaurants & Leisure - 2.0%
Darden Restaurants, Inc.	356,900	7,391
Hilton Hotels Corp.	1,378,400	22,551
Krispy Kreme Doughnuts, Inc. (a)	401,500	16,610
Mandalay Resort Group	178,500	7,667
McDonald's Corp.	889,300	22,793
Panera Bread Co. Class A (a)	243,100	9,476
Starwood Hotels & Resorts Worldwide, Inc. unit	847,500	29,213
		115,701
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	311,600	16,845
InterActiveCorp (a)	444,200	14,592
		31,437
Media - 11.3%
Cablevision Systems Corp. - NY Group Class A (a)	1,023,300	21,203
Clear Channel Communications, Inc.	1,289,400	53,910
Comcast Corp. Class A (special) (a)	923,692	27,849
Dow Jones & Co., Inc.	533,500	26,462
Fox Entertainment Group, Inc. Class A (a)	2,566,400	73,271
General Motors Corp. Class H (a)	714,900	11,867
Liberty Media Corp. Class A (a)	2,814,200	31,097
Meredith Corp.	422,500	20,234
News Corp. Ltd. ADR	2,355,400	80,672
Omnicom Group, Inc.	266,400	21,221
Time Warner, Inc. (a)	6,585,800	107,217
Univision Communications, Inc. Class A (a)	1,679,900	60,611
Viacom, Inc. Class B (non-vtg.)	2,748,815	108,083
Walt Disney Co.	578,400	13,355
		657,052
Specialty Retail - 3.1%
Best Buy Co., Inc.	666,200	41,304
Circuit City Stores, Inc.	1,131,500	14,732
Home Depot, Inc.	1,273,950	46,830
Lowe's Companies, Inc.	317,500	18,510
Staples, Inc. (a)	1,695,500	46,033
Williams-Sonoma, Inc. (a)	400,100	14,420
		181,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	267,200	$ 10,645
NIKE, Inc. Class B	402,900	27,095
		37,740
TOTAL CONSUMER DISCRETIONARY		1,040,509
CONSUMER STAPLES - 9.0%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	310,800	16,106
PepsiCo, Inc.	756,300	36,393
The Coca-Cola Co.	2,573,900	119,686
		172,185
Food & Staples Retailing - 1.2%
Costco Wholesale Corp. (a)	75,700	2,712
Sysco Corp.	532,800	19,351
Wal-Mart Stores, Inc.	860,400	47,873
		69,936
Food Products - 1.5%
Dean Foods Co. (a)	1,207,500	39,618
The J.M. Smucker Co.	674,116	30,962
Tyson Foods, Inc. Class A	1,021,700	13,946
		84,526
Household Products - 0.5%
Colgate-Palmolive Co.	381,200	20,013
Procter & Gamble Co.	98,900	9,518
		29,531
Personal Products - 2.4%
Avon Products, Inc.	207,380	14,206
Gillette Co.	3,746,400	126,366
		140,572
Tobacco - 0.4%
Altria Group, Inc.	488,580	25,406
TOTAL CONSUMER STAPLES		522,156
ENERGY - 5.3%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	813,000	23,463
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cooper Cameron Corp. (a)	243,900	$ 10,588
Helmerich & Payne, Inc.	224,800	5,418
Schlumberger Ltd. (NY Shares)	2,042,900	95,853
		135,322
Oil & Gas - 3.0%
BP PLC sponsored ADR	1,461,656	62,398
ConocoPhillips	384,622	21,823
Exxon Mobil Corp.	2,457,800	88,899
		173,120
TOTAL ENERGY		308,442
FINANCIALS - 12.9%
Capital Markets - 4.3%
Bank of New York Co., Inc.	267,700	8,213
Charles Schwab Corp.	814,830	9,452
Goldman Sachs Group, Inc.	355,300	34,137
Merrill Lynch & Co., Inc.	1,735,000	98,461
Morgan Stanley	1,779,600	98,376
		248,639
Commercial Banks - 0.6%
Bank of America Corp.	316,700	23,889
Bank One Corp.	280,900	12,180
		36,069
Consumer Finance - 1.6%
American Express Co.	1,822,500	83,306
SLM Corp.	167,700	6,227
		89,533
Diversified Financial Services - 2.8%
Citigroup, Inc.	3,463,993	162,946
Insurance - 2.0%
AFLAC, Inc.	89,000	3,201
American International Group, Inc.	1,671,728	96,877
MetLife, Inc.	177,600	5,806
Travelers Property Casualty Corp.:
Class A	398,400	6,215
Class B	366,659	5,720
		117,819
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	1,114,642	$ 78,025
Freddie Mac	303,950	16,541
		94,566
TOTAL FINANCIALS		749,572
HEALTH CARE - 13.7%
Biotechnology - 0.3%
Celgene Corp. (a)	222,100	10,157
CV Therapeutics, Inc. (a)	134,000	2,408
Vertex Pharmaceuticals, Inc. (a)	272,000	2,377
		14,942
Health Care Equipment & Supplies - 2.3%
Alcon, Inc.	851,600	49,538
Bausch & Lomb, Inc.	535,300	26,888
Becton, Dickinson & Co.	773,000	30,943
C.R. Bard, Inc.	66,600	5,035
Medtronic, Inc.	322,700	14,586
St. Jude Medical, Inc. (a)	142,300	9,013
		136,003
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	200,695	12,270
McKesson Corp.	177,600	5,186
WebMD Corp. (a)	2,241,200	20,507
		37,963
Pharmaceuticals - 10.4%
Abbott Laboratories	1,421,170	62,816
AstraZeneca PLC sponsored ADR	355,400	16,331
Barr Laboratories, Inc. (a)	286,355	23,636
Bristol-Myers Squibb Co.	222,100	5,852
Eli Lilly & Co.	311,100	21,329
Forest Laboratories, Inc. (a)	222,300	12,146
Johnson & Johnson	1,836,900	90,541
Merck & Co., Inc.	2,179,800	88,500
Novartis AG sponsored ADR	1,065,300	44,956
Pfizer, Inc.	4,978,968	167,044
Schering-Plough Corp.	712,900	11,442
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. (a)	267,300	$ 12,601
Wyeth	1,259,800	49,636
		606,830
TOTAL HEALTH CARE		795,738
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.7%
Boeing Co.	932,100	35,783
EADS NV	621,350	13,556
Lockheed Martin Corp.	445,630	20,472
Northrop Grumman Corp.	290,900	26,946
		96,757
Air Freight & Logistics - 1.2%
FedEx Corp.	221,900	16,132
United Parcel Service, Inc. Class B	710,200	51,681
		67,813
Airlines - 0.9%
Alaska Air Group, Inc. (a)	88,800	2,554
Continental Airlines, Inc. Class B (a)	444,300	8,286
Southwest Airlines Co.	2,329,800	41,890
		52,730
Commercial Services & Supplies - 0.5%
Apollo Group, Inc. Class A (a)	177,700	12,267
Hewitt Associates, Inc. Class A (a)	243,700	7,367
Manpower, Inc.	266,700	12,519
		32,153
Industrial Conglomerates - 4.0%
3M Co.	744,400	58,837
General Electric Co.	5,106,750	146,411
Tyco International Ltd.	1,287,800	29,555
		234,803
Machinery - 1.0%
Caterpillar, Inc.	399,800	30,405
Danaher Corp.	186,500	15,517
Parker Hannifin Corp.	266,800	14,671
		60,593
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.3%
CSX Corp.	315,710	$ 10,699
Union Pacific Corp.	91,200	5,808
		16,507
TOTAL INDUSTRIALS		561,356
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 4.5%
CIENA Corp. (a)	536,200	3,796
Cisco Systems, Inc. (a)	5,112,300	115,845
Corning, Inc. (a)	1,600,000	18,336
Juniper Networks, Inc. (a)	1,423,700	26,865
Motorola, Inc.	2,264,800	31,798
Nortel Networks Corp. (a)	2,960,100	13,357
QUALCOMM, Inc.	266,400	11,868
Scientific-Atlanta, Inc.	601,030	17,358
Sonus Networks, Inc. (a)	2,567,500	23,467
		262,690
Computers & Peripherals - 3.7%
Dell, Inc. (a)	1,847,900	63,753
Diebold, Inc.	133,200	7,066
EMC Corp. (a)	1,243,000	17,079
Hewlett-Packard Co.	1,517,000	32,904
International Business Machines Corp.	489,000	44,274
Lexmark International, Inc. Class A (a)	222,000	17,183
Maxtor Corp. (a)	933,500	10,418
Network Appliance, Inc. (a)	489,700	11,317
Seagate Technology	168,700	3,332
Sun Microsystems, Inc. (a)	1,688,800	7,211
		214,537
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	400,600	11,329
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	577,300	24,812
IT Services - 0.1%
Paychex, Inc.	186,434	7,172
Semiconductors & Semiconductor Equipment - 7.0%
Agere Systems, Inc. Class A (a)	445,100	1,576
Analog Devices, Inc.	1,086,800	54,068
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc. (a)	977,000	$ 23,741
Integrated Device Technology, Inc. (a)	222,800	4,200
Intel Corp.	2,764,790	92,427
KLA-Tencor Corp. (a)	344,600	20,197
Lam Research Corp. (a)	651,300	20,842
Marvell Technology Group Ltd. (a)	222,123	8,772
National Semiconductor Corp. (a)	1,201,900	53,749
Omnivision Technologies, Inc. (a)	73,500	4,789
Samsung Electronics Co. Ltd.	62,250	24,081
Teradyne, Inc. (a)	311,200	7,833
Texas Instruments, Inc.	2,398,000	71,364
Xilinx, Inc. (a)	603,500	22,686
		410,325
Software - 4.9%
Adobe Systems, Inc.	1,018,700	42,093
Microsoft Corp.	7,881,280	202,548
Oracle Corp. (a)	399,500	4,798
Red Hat, Inc. (a)	544,764	7,234
Symantec Corp. (a)	221,900	7,285
VERITAS Software Corp. (a)	488,300	18,566
		282,524
TOTAL INFORMATION TECHNOLOGY		1,213,389
MATERIALS - 4.1%
Chemicals - 2.3%
Dow Chemical Co.	1,575,800	59,171
E.I. du Pont de Nemours & Co.	355,100	14,722
International Flavors & Fragrances, Inc.	356,900	11,589
Monsanto Co.	400,200	10,853
Praxair, Inc.	490,700	35,222
		131,557
Metals & Mining - 1.5%
Alcoa, Inc.	1,377,700	45,202
Phelps Dodge Corp. (a)	695,200	44,270
		89,472
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.3%
International Paper Co.	445,300	$ 16,570
TOTAL MATERIALS		237,599
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
BellSouth Corp.	355,700	9,259
SBC Communications, Inc.	2,106,540	49,040
Verizon Communications, Inc.	1,516,600	49,699
		107,998
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	178,400	4,481
TOTAL COMMON STOCKS (Cost $4,909,605)		5,541,240
U.S. Treasury Obligations - 0.2%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.86% 12/18/03 (c) (Cost $11,995)	$ 12,000	11,995
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	318,167,775	$ 318,168
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	23,075,500	23,076
TOTAL MONEY MARKET FUNDS (Cost $341,244)		341,244
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $5,262,844)		5,894,479
NET OTHER ASSETS - (1.3)%		(75,445)
NET ASSETS - 100%		$ 5,819,034
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
541 S&P 500 Index Contracts	Dec. 2003	$ 143,067	$ 4,271

The face value of futures purchased as a percentage of net assets - 2.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,995,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,021,758,000 and $3,454,491,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $229,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $1,774,629,000 of which $706,391,000 and $1,068,238,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $22,581) (cost $5,262,844) - See accompanying schedule		$ 5,894,479
Receivable for investments sold		10,620
Receivable for fund shares sold		2,840
Dividends receivable		6,468
Interest receivable		293
Receivable for daily variation on futures contracts		149
Prepaid expenses		28
Other receivables		789
Total assets		5,915,666

Liabilities
Payable for investments purchased	$ 53,004
Payable for fund shares redeemed	13,984
Accrued management fee	2,430
Distribution fees payable	2,545
Other affiliated payables	1,343
Other payables and accrued expenses	250
Collateral on securities loaned, at value	23,076
Total liabilities		96,632

Net Assets		$ 5,819,034
Net Assets consist of:
Paid in capital		$ 7,010,702
Undistributed net investment income		8,239
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,835,832)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		635,925
Net Assets		$ 5,819,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($219,154 ÷ 8,089 shares)	$ 27.09

Maximum offering price per share (100/94.25 of $27.09)	$ 28.74
Class T: Net Asset Value and redemption price per share ($4,577,715 ÷ 167,081 shares)	$ 27.40

Maximum offering price per share (100/96.50 of $27.40)	$ 28.39
Class B: Net Asset Value and offering price per share ($581,694 ÷ 21,824 shares) A	$ 26.65

Class C: Net Asset Value and offering price per share ($130,989 ÷ 4,896 shares) A	$ 26.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($309,482 ÷ 11,248 shares)	$ 27.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 69,964
Interest		5,438
Security lending		195
Total income		75,597

Expenses
Management fee Basic fee	$ 32,193
Performance adjustment	(13,233)
Transfer agent fees	15,228
Distribution fees	30,283
Accounting and security lending fees	692
Non-interested trustees' compensation	28
Depreciation in trustee deferred compensation account	(7)
Custodian fees and expenses	85
Registration fees	118
Audit	87
Legal	49
Miscellaneous	69
Total expenses before reductions	65,592
Expense reductions	(2,048)	63,544
Net investment income (loss)		12,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	497,893
Foreign currency transactions	102
Futures contracts	45,759
Total net realized gain (loss)		543,754
Change in net unrealized appreciation (depreciation) on: Investment securities	243,813
Assets and liabilities in foreign currencies	16
Futures contracts	(28,211)
Total change in net unrealized appreciation (depreciation)		215,618
Net gain (loss)		759,372
Net increase (decrease) in net assets resulting from operations		$ 771,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,053	$ 27,985
Net realized gain (loss)	543,754	(997,481)
Change in net unrealized appreciation (depreciation)	215,618	(458,442)
Net increase (decrease) in net assets resulting from operations	771,425	(1,427,938)
Distributions to shareholders from net investment income	(27,646)	(58,747)
Share transactions - net increase (decrease)	(900,220)	(2,352,024)
Total increase (decrease) in net assets	(156,441)	(3,838,709)

Net Assets
Beginning of period	5,975,475	9,814,184
End of period (including undistributed net investment income of $8,239 and undistributed net investment income of $23,730, respectively)	$ 5,819,034	$ 5,975,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.61	$ 28.39	$ 37.41	$ 50.61	$ 49.33
Income from Investment Operations
Net investment income (loss) C	.10	.14	.20	.08	.47
Net realized and unrealized gain (loss)	3.55	(4.66)	(5.26)	(7.65)	2.97
Total from investment operations	3.65	(4.52)	(5.06)	(7.57)	3.44
Distributions from net investment income	(.17)	(.26)	-	(.50)	(.47)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.17)	(.26)	(3.96)	(5.63)	(2.16)
Net asset value, end of period	$ 27.09	$ 23.61	$ 28.39	$ 37.41	$ 50.61
Total Return A,B	15.61%	(16.06)%	(15.23)%	(16.86)%	7.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.00%	.77%	.78%	.87%	.92%
Expenses net of voluntary waivers, if any	1.00%	.77%	.78%	.87%	.92%
Expenses net of all reductions	.96%	.73%	.75%	.84%	.91%
Net investment income (loss)	.41%	.57%	.67%	.17%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 219	$ 202	$ 320	$ 452	$ 640
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.85	$ 28.64	$ 37.76	$ 50.96	$ 49.63
Income from Investment Operations
Net investment income (loss) C	.07	.11	.16	-E	.37
Net realized and unrealized gain (loss)	3.60	(4.71)	(5.32)	(7.72)	3.00
Total from investment operations	3.67	(4.60)	(5.16)	(7.72)	3.37
Distributions from net investment income	(.12)	(.19)	-	(.35)	(.35)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.12)	(.19)	(3.96)	(5.48)	(2.04)
Net asset value, end of period	$ 27.40	$ 23.85	$ 28.64	$ 37.76	$ 50.96
Total Return A,B	15.50%	(16.16)%	(15.37)%	(17.01)%	7.10%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	.90%	.93%	1.05%	1.12%
Expenses net of voluntary waivers, if any	1.12%	.90%	.93%	1.05%	1.12%
Expenses net of all reductions	1.09%	.86%	.90%	1.03%	1.11%
Net investment income (loss)	.28%	.44%	.52%	(.01)%	.73%
Supplemental Data
Net assets, end of period (in millions)	$ 4,578	$ 4,878	$ 8,136	$ 13,813	$ 24,357
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.24	$ 27.91	$ 37.11	$ 50.25	$ 49.12
Income from Investment Operations
Net investment income (loss) C	(.10)	(.06)	(.04)	(.26)	.09
Net realized and unrealized gain (loss)	3.51	(4.61)	(5.20)	(7.59)	2.97
Total from investment operations	3.41	(4.67)	(5.24)	(7.85)	3.06
Distributions from net investment income	-	-	-	(.16)	(.24)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	-	-	(3.96)	(5.29)	(1.93)
Net asset value, end of period	$ 26.65	$ 23.24	$ 27.91	$ 37.11	$ 50.25
Total Return A,B	14.67%	(16.73)%	(15.91)%	(17.49)%	6.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.57%	1.57%	1.64%	1.67%
Expenses net of voluntary waivers, if any	1.81%	1.57%	1.57%	1.64%	1.67%
Expenses net of all reductions	1.77%	1.53%	1.54%	1.62%	1.66%
Net investment income (loss)	(.41)%	(.24)%	(.13)%	(.60)%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 582	$ 598	$ 939	$ 1,437	$ 2,264
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 27.99	$ 37.19	$ 50.39	$ 49.33
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.03)	(.25)	.10
Net realized and unrealized gain (loss)	3.52	(4.62)	(5.21)	(7.61)	2.97
Total from investment operations	3.43	(4.67)	(5.24)	(7.86)	3.07
Distributions from net investment income	-	-	-	(.21)	(.32)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	-	-	(3.96)	(5.34)	(2.01)
Net asset value, end of period	$ 26.75	$ 23.32	$ 27.99	$ 37.19	$ 50.39
Total Return A,B	14.71%	(16.68)%	(15.87)%	(17.48)%	6.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.77%	1.53%	1.53%	1.61%	1.65%
Expenses net of voluntary waivers, if any	1.77%	1.53%	1.53%	1.61%	1.65%
Expenses net of all reductions	1.74%	1.49%	1.50%	1.59%	1.64%
Net investment income (loss)	(.37)%	(.20)%	(.08)%	(.57)%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 142	$ 232	$ 400	$ 688
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 24.00	$ 28.87	$ 37.85	$ 51.10	$ 49.78
Income from Investment Operations
Net investment income (loss) B	.21	.25	.33	.22	.63
Net realized and unrealized gain (loss)	3.59	(4.73)	(5.35)	(7.72)	2.98
Total from investment operations	3.80	(4.48)	(5.02)	(7.50)	3.61
Distributions from net investment income	(.29)	(.39)	-	(.62)	(.60)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.29)	(.39)	(3.96)	(5.75)	(2.29)
Net asset value, end of period	$ 27.51	$ 24.00	$ 28.87	$ 37.85	$ 51.10
Total Return A	16.10%	(15.71)%	(14.92)%	(16.58)%	7.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.57%	.38%	.40%	.53%	.62%
Expenses net of voluntary waivers, if any	.57%	.38%	.40%	.53%	.62%
Expenses net of all reductions	.54%	.34%	.37%	.51%	.61%
Net investment income (loss)	.83%	.96%	1.05%	.51%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 155	$ 187	$ 346	$ 584
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 908,784
Unrealized depreciation	(334,062)
Net unrealized appreciation (depreciation)	574,722
Undistributed ordinary income	8,239
Capital loss carryforward	(1,774,629)

Cost for federal income tax purposes	$ 5,319,757

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 27,646	$ 58,747

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .34% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 522	$ 6	$ 27
Class T	.26%	.25%	22,909	219	639
Class B	.75%	.25%	5,568	4,178	-
Class C	.75%	.25%	1,284	32	-
			$ 30,283	$ 4,435	$ 666

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40
Class T	553
Class B*	1,160
Class C*	9
$ 1,762

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 733.37
Class T	11,051.25
Class B	2,504.45
Class C	528.41
Institutional Class	412.21
	$ 15,228

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,213 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 1,381	$ 1
Class A	27	-	-
Class T	639	-	-
	$ 666	$ 1,381	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 1,452	$ 2,812
Class T	24,334	53,412
Institutional Class	1,860	2,523
Total	$ 27,646	$ 58,747

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	1,358	1,113	$ 33,114	$ 28,352
Reinvestment of distributions	62	97	1,390	2,690
Shares redeemed	(1,904)	(3,892)	(45,323)	(99,189)
Net increase (decrease)	(484)	(2,682)	$ (10,819)	$ (68,147)
Class T
Shares sold	18,565	23,625	$ 447,669	$ 611,210
Reinvestment of distributions	1,021	1,797	23,039	50,359
Shares redeemed	(57,019)	(104,967)	(1,366,168)	(2,687,340)
Net increase (decrease)	(37,433)	(79,545)	$ (895,460)	$ (2,025,771)
Class B
Shares sold	753	1,014	$ 17,814	$ 25,438
Shares redeemed	(4,659)	(8,936)	(108,159)	(219,589)
Net increase (decrease)	(3,906)	(7,922)	$ (90,345)	$ (194,151)
Class C
Shares sold	514	663	$ 12,259	$ 16,876
Shares redeemed	(1,724)	(2,856)	(40,538)	(71,275)
Net increase (decrease)	(1,210)	(2,193)	$ (28,279)	$ (54,399)
Institutional Class
Shares sold	6,883	3,115	$ 175,526	$ 72,157
Reinvestment of distributions	79	81	1,776	2,270
Shares redeemed	(2,160)	(3,223)	(52,619)	(83,983)
Net increase (decrease)	4,802	(27)	$ 124,683	$ (9,556)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth Opportunities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Growth Opportunities. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (39)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Growth Opportunities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth Opportunities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

GO-UANN-0104
1.786689.100

(Fidelity Investment logo)(registered trademark)

Supplement to the
Fidelity® Advisor Growth Opportunities Fund
Class A, Class T, Class B and Class C
November 30, 2003
Annual Report

The following information replaces the similar information found in the "Notes to Financial Statements" section on page 30.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40
Class T	126
Class B*	1,160
Class C*	9
$ 1,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

GO-BK-0104 January 29, 2004
1.796395.100

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	16.10%	-5.65%	6.69%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index, did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the year ending November 30, 2003, the fund's Institutional Class shares advanced 16.10%. In comparison, the S&P 500® and the LipperSM Growth Funds Average gained 15.09% and 17.56%, respectively. The fund outperformed its peers through much of the year, but couldn't keep up as the rally increasingly focused on smaller, aggressive stocks and NASDAQ names later in the year. Consequently, several of our defensive, steadier names in the top 10, such as Microsoft, American International Group and Coca-Cola, lagged in the rally. Stock selection in technology, particularly semiconductors, was a significant contributor relative to the index. Four of our top six performers were semiconductor related: National Semiconductor, SanDisk, Analog Devices and Texas Instruments. In media, weak advertising spending in the spot market - local TV, radio and newspapers - hurt the fund's positions in Viacom and Fox Entertainment. Cooper Cameron and Schlumberger also disappointed, as energy companies worked to improve their balance sheets rather than fund new exploration projects. On the other hand, brokerage stocks Merrill Lynch and Citigroup boosted performance given the capital markets rally of 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.5	2.8
Pfizer, Inc.	2.9	3.0
Citigroup, Inc.	2.8	3.3
General Electric Co.	2.5	2.7
Gillette Co.	2.2	3.9
The Coca-Cola Co.	2.1	2.9
Cisco Systems, Inc.	2.0	1.2
Viacom, Inc. Class B (non-vtg.)	1.9	2.5
Time Warner, Inc.	1.8	1.8
Merrill Lynch & Co., Inc.	1.7	1.7
	23.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.8	16.5
Consumer Discretionary	17.9	17.1
Health Care	13.7	16.1
Financials	12.9	15.3
Industrials	9.6	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks and Equity Futures 97.7%		Stocks and Equity Futures 96.8%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	7.0%	** Foreign investments	6.2%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.9%
Automobiles - 0.3%
Harley-Davidson, Inc.	355,100	$ 16,750
Hotels, Restaurants & Leisure - 2.0%
Darden Restaurants, Inc.	356,900	7,391
Hilton Hotels Corp.	1,378,400	22,551
Krispy Kreme Doughnuts, Inc. (a)	401,500	16,610
Mandalay Resort Group	178,500	7,667
McDonald's Corp.	889,300	22,793
Panera Bread Co. Class A (a)	243,100	9,476
Starwood Hotels & Resorts Worldwide, Inc. unit	847,500	29,213
		115,701
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	311,600	16,845
InterActiveCorp (a)	444,200	14,592
		31,437
Media - 11.3%
Cablevision Systems Corp. - NY Group Class A (a)	1,023,300	21,203
Clear Channel Communications, Inc.	1,289,400	53,910
Comcast Corp. Class A (special) (a)	923,692	27,849
Dow Jones & Co., Inc.	533,500	26,462
Fox Entertainment Group, Inc. Class A (a)	2,566,400	73,271
General Motors Corp. Class H (a)	714,900	11,867
Liberty Media Corp. Class A (a)	2,814,200	31,097
Meredith Corp.	422,500	20,234
News Corp. Ltd. ADR	2,355,400	80,672
Omnicom Group, Inc.	266,400	21,221
Time Warner, Inc. (a)	6,585,800	107,217
Univision Communications, Inc. Class A (a)	1,679,900	60,611
Viacom, Inc. Class B (non-vtg.)	2,748,815	108,083
Walt Disney Co.	578,400	13,355
		657,052
Specialty Retail - 3.1%
Best Buy Co., Inc.	666,200	41,304
Circuit City Stores, Inc.	1,131,500	14,732
Home Depot, Inc.	1,273,950	46,830
Lowe's Companies, Inc.	317,500	18,510
Staples, Inc. (a)	1,695,500	46,033
Williams-Sonoma, Inc. (a)	400,100	14,420
		181,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	267,200	$ 10,645
NIKE, Inc. Class B	402,900	27,095
		37,740
TOTAL CONSUMER DISCRETIONARY		1,040,509
CONSUMER STAPLES - 9.0%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	310,800	16,106
PepsiCo, Inc.	756,300	36,393
The Coca-Cola Co.	2,573,900	119,686
		172,185
Food & Staples Retailing - 1.2%
Costco Wholesale Corp. (a)	75,700	2,712
Sysco Corp.	532,800	19,351
Wal-Mart Stores, Inc.	860,400	47,873
		69,936
Food Products - 1.5%
Dean Foods Co. (a)	1,207,500	39,618
The J.M. Smucker Co.	674,116	30,962
Tyson Foods, Inc. Class A	1,021,700	13,946
		84,526
Household Products - 0.5%
Colgate-Palmolive Co.	381,200	20,013
Procter & Gamble Co.	98,900	9,518
		29,531
Personal Products - 2.4%
Avon Products, Inc.	207,380	14,206
Gillette Co.	3,746,400	126,366
		140,572
Tobacco - 0.4%
Altria Group, Inc.	488,580	25,406
TOTAL CONSUMER STAPLES		522,156
ENERGY - 5.3%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	813,000	23,463
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cooper Cameron Corp. (a)	243,900	$ 10,588
Helmerich & Payne, Inc.	224,800	5,418
Schlumberger Ltd. (NY Shares)	2,042,900	95,853
		135,322
Oil & Gas - 3.0%
BP PLC sponsored ADR	1,461,656	62,398
ConocoPhillips	384,622	21,823
Exxon Mobil Corp.	2,457,800	88,899
		173,120
TOTAL ENERGY		308,442
FINANCIALS - 12.9%
Capital Markets - 4.3%
Bank of New York Co., Inc.	267,700	8,213
Charles Schwab Corp.	814,830	9,452
Goldman Sachs Group, Inc.	355,300	34,137
Merrill Lynch & Co., Inc.	1,735,000	98,461
Morgan Stanley	1,779,600	98,376
		248,639
Commercial Banks - 0.6%
Bank of America Corp.	316,700	23,889
Bank One Corp.	280,900	12,180
		36,069
Consumer Finance - 1.6%
American Express Co.	1,822,500	83,306
SLM Corp.	167,700	6,227
		89,533
Diversified Financial Services - 2.8%
Citigroup, Inc.	3,463,993	162,946
Insurance - 2.0%
AFLAC, Inc.	89,000	3,201
American International Group, Inc.	1,671,728	96,877
MetLife, Inc.	177,600	5,806
Travelers Property Casualty Corp.:
Class A	398,400	6,215
Class B	366,659	5,720
		117,819
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	1,114,642	$ 78,025
Freddie Mac	303,950	16,541
		94,566
TOTAL FINANCIALS		749,572
HEALTH CARE - 13.7%
Biotechnology - 0.3%
Celgene Corp. (a)	222,100	10,157
CV Therapeutics, Inc. (a)	134,000	2,408
Vertex Pharmaceuticals, Inc. (a)	272,000	2,377
		14,942
Health Care Equipment & Supplies - 2.3%
Alcon, Inc.	851,600	49,538
Bausch & Lomb, Inc.	535,300	26,888
Becton, Dickinson & Co.	773,000	30,943
C.R. Bard, Inc.	66,600	5,035
Medtronic, Inc.	322,700	14,586
St. Jude Medical, Inc. (a)	142,300	9,013
		136,003
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	200,695	12,270
McKesson Corp.	177,600	5,186
WebMD Corp. (a)	2,241,200	20,507
		37,963
Pharmaceuticals - 10.4%
Abbott Laboratories	1,421,170	62,816
AstraZeneca PLC sponsored ADR	355,400	16,331
Barr Laboratories, Inc. (a)	286,355	23,636
Bristol-Myers Squibb Co.	222,100	5,852
Eli Lilly & Co.	311,100	21,329
Forest Laboratories, Inc. (a)	222,300	12,146
Johnson & Johnson	1,836,900	90,541
Merck & Co., Inc.	2,179,800	88,500
Novartis AG sponsored ADR	1,065,300	44,956
Pfizer, Inc.	4,978,968	167,044
Schering-Plough Corp.	712,900	11,442
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. (a)	267,300	$ 12,601
Wyeth	1,259,800	49,636
		606,830
TOTAL HEALTH CARE		795,738
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.7%
Boeing Co.	932,100	35,783
EADS NV	621,350	13,556
Lockheed Martin Corp.	445,630	20,472
Northrop Grumman Corp.	290,900	26,946
		96,757
Air Freight & Logistics - 1.2%
FedEx Corp.	221,900	16,132
United Parcel Service, Inc. Class B	710,200	51,681
		67,813
Airlines - 0.9%
Alaska Air Group, Inc. (a)	88,800	2,554
Continental Airlines, Inc. Class B (a)	444,300	8,286
Southwest Airlines Co.	2,329,800	41,890
		52,730
Commercial Services & Supplies - 0.5%
Apollo Group, Inc. Class A (a)	177,700	12,267
Hewitt Associates, Inc. Class A (a)	243,700	7,367
Manpower, Inc.	266,700	12,519
		32,153
Industrial Conglomerates - 4.0%
3M Co.	744,400	58,837
General Electric Co.	5,106,750	146,411
Tyco International Ltd.	1,287,800	29,555
		234,803
Machinery - 1.0%
Caterpillar, Inc.	399,800	30,405
Danaher Corp.	186,500	15,517
Parker Hannifin Corp.	266,800	14,671
		60,593
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.3%
CSX Corp.	315,710	$ 10,699
Union Pacific Corp.	91,200	5,808
		16,507
TOTAL INDUSTRIALS		561,356
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 4.5%
CIENA Corp. (a)	536,200	3,796
Cisco Systems, Inc. (a)	5,112,300	115,845
Corning, Inc. (a)	1,600,000	18,336
Juniper Networks, Inc. (a)	1,423,700	26,865
Motorola, Inc.	2,264,800	31,798
Nortel Networks Corp. (a)	2,960,100	13,357
QUALCOMM, Inc.	266,400	11,868
Scientific-Atlanta, Inc.	601,030	17,358
Sonus Networks, Inc. (a)	2,567,500	23,467
		262,690
Computers & Peripherals - 3.7%
Dell, Inc. (a)	1,847,900	63,753
Diebold, Inc.	133,200	7,066
EMC Corp. (a)	1,243,000	17,079
Hewlett-Packard Co.	1,517,000	32,904
International Business Machines Corp.	489,000	44,274
Lexmark International, Inc. Class A (a)	222,000	17,183
Maxtor Corp. (a)	933,500	10,418
Network Appliance, Inc. (a)	489,700	11,317
Seagate Technology	168,700	3,332
Sun Microsystems, Inc. (a)	1,688,800	7,211
		214,537
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	400,600	11,329
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	577,300	24,812
IT Services - 0.1%
Paychex, Inc.	186,434	7,172
Semiconductors & Semiconductor Equipment - 7.0%
Agere Systems, Inc. Class A (a)	445,100	1,576
Analog Devices, Inc.	1,086,800	54,068
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc. (a)	977,000	$ 23,741
Integrated Device Technology, Inc. (a)	222,800	4,200
Intel Corp.	2,764,790	92,427
KLA-Tencor Corp. (a)	344,600	20,197
Lam Research Corp. (a)	651,300	20,842
Marvell Technology Group Ltd. (a)	222,123	8,772
National Semiconductor Corp. (a)	1,201,900	53,749
Omnivision Technologies, Inc. (a)	73,500	4,789
Samsung Electronics Co. Ltd.	62,250	24,081
Teradyne, Inc. (a)	311,200	7,833
Texas Instruments, Inc.	2,398,000	71,364
Xilinx, Inc. (a)	603,500	22,686
		410,325
Software - 4.9%
Adobe Systems, Inc.	1,018,700	42,093
Microsoft Corp.	7,881,280	202,548
Oracle Corp. (a)	399,500	4,798
Red Hat, Inc. (a)	544,764	7,234
Symantec Corp. (a)	221,900	7,285
VERITAS Software Corp. (a)	488,300	18,566
		282,524
TOTAL INFORMATION TECHNOLOGY		1,213,389
MATERIALS - 4.1%
Chemicals - 2.3%
Dow Chemical Co.	1,575,800	59,171
E.I. du Pont de Nemours & Co.	355,100	14,722
International Flavors & Fragrances, Inc.	356,900	11,589
Monsanto Co.	400,200	10,853
Praxair, Inc.	490,700	35,222
		131,557
Metals & Mining - 1.5%
Alcoa, Inc.	1,377,700	45,202
Phelps Dodge Corp. (a)	695,200	44,270
		89,472
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.3%
International Paper Co.	445,300	$ 16,570
TOTAL MATERIALS		237,599
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
BellSouth Corp.	355,700	9,259
SBC Communications, Inc.	2,106,540	49,040
Verizon Communications, Inc.	1,516,600	49,699
		107,998
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	178,400	4,481
TOTAL COMMON STOCKS (Cost $4,909,605)		5,541,240
U.S. Treasury Obligations - 0.2%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.86% 12/18/03 (c) (Cost $11,995)	$ 12,000	11,995
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	318,167,775	$ 318,168
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	23,075,500	23,076
TOTAL MONEY MARKET FUNDS (Cost $341,244)		341,244
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $5,262,844)		5,894,479
NET OTHER ASSETS - (1.3)%		(75,445)
NET ASSETS - 100%		$ 5,819,034
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
541 S&P 500 Index Contracts	Dec. 2003	$ 143,067	$ 4,271

The face value of futures purchased as a percentage of net assets - 2.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,995,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,021,758,000 and $3,454,491,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $229,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $1,774,629,000 of which $706,391,000 and $1,068,238,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $22,581) (cost $5,262,844) - See accompanying schedule		$ 5,894,479
Receivable for investments sold		10,620
Receivable for fund shares sold		2,840
Dividends receivable		6,468
Interest receivable		293
Receivable for daily variation on futures contracts		149
Prepaid expenses		28
Other receivables		789
Total assets		5,915,666

Liabilities
Payable for investments purchased	$ 53,004
Payable for fund shares redeemed	13,984
Accrued management fee	2,430
Distribution fees payable	2,545
Other affiliated payables	1,343
Other payables and accrued expenses	250
Collateral on securities loaned, at value	23,076
Total liabilities		96,632

Net Assets		$ 5,819,034
Net Assets consist of:
Paid in capital		$ 7,010,702
Undistributed net investment income		8,239
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,835,832)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		635,925
Net Assets		$ 5,819,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($219,154 ÷ 8,089 shares)	$ 27.09

Maximum offering price per share (100/94.25 of $27.09)	$ 28.74
Class T: Net Asset Value and redemption price per share ($4,577,715 ÷ 167,081 shares)	$ 27.40

Maximum offering price per share (100/96.50 of $27.40)	$ 28.39
Class B: Net Asset Value and offering price per share ($581,694 ÷ 21,824 shares) A	$ 26.65

Class C: Net Asset Value and offering price per share ($130,989 ÷ 4,896 shares) A	$ 26.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($309,482 ÷ 11,248 shares)	$ 27.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 69,964
Interest		5,438
Security lending		195
Total income		75,597

Expenses
Management fee Basic fee	$ 32,193
Performance adjustment	(13,233)
Transfer agent fees	15,228
Distribution fees	30,283
Accounting and security lending fees	692
Non-interested trustees' compensation	28
Depreciation in trustee deferred compensation account	(7)
Custodian fees and expenses	85
Registration fees	118
Audit	87
Legal	49
Miscellaneous	69
Total expenses before reductions	65,592
Expense reductions	(2,048)	63,544
Net investment income (loss)		12,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	497,893
Foreign currency transactions	102
Futures contracts	45,759
Total net realized gain (loss)		543,754
Change in net unrealized appreciation (depreciation) on: Investment securities	243,813
Assets and liabilities in foreign currencies	16
Futures contracts	(28,211)
Total change in net unrealized appreciation (depreciation)		215,618
Net gain (loss)		759,372
Net increase (decrease) in net assets resulting from operations		$ 771,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,053	$ 27,985
Net realized gain (loss)	543,754	(997,481)
Change in net unrealized appreciation (depreciation)	215,618	(458,442)
Net increase (decrease) in net assets resulting from operations	771,425	(1,427,938)
Distributions to shareholders from net investment income	(27,646)	(58,747)
Share transactions - net increase (decrease)	(900,220)	(2,352,024)
Total increase (decrease) in net assets	(156,441)	(3,838,709)

Net Assets
Beginning of period	5,975,475	9,814,184
End of period (including undistributed net investment income of $8,239 and undistributed net investment income of $23,730, respectively)	$ 5,819,034	$ 5,975,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.61	$ 28.39	$ 37.41	$ 50.61	$ 49.33
Income from Investment Operations
Net investment income (loss) C	.10	.14	.20	.08	.47
Net realized and unrealized gain (loss)	3.55	(4.66)	(5.26)	(7.65)	2.97
Total from investment operations	3.65	(4.52)	(5.06)	(7.57)	3.44
Distributions from net investment income	(.17)	(.26)	-	(.50)	(.47)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.17)	(.26)	(3.96)	(5.63)	(2.16)
Net asset value, end of period	$ 27.09	$ 23.61	$ 28.39	$ 37.41	$ 50.61
Total Return A,B	15.61%	(16.06)%	(15.23)%	(16.86)%	7.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.00%	.77%	.78%	.87%	.92%
Expenses net of voluntary waivers, if any	1.00%	.77%	.78%	.87%	.92%
Expenses net of all reductions	.96%	.73%	.75%	.84%	.91%
Net investment income (loss)	.41%	.57%	.67%	.17%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 219	$ 202	$ 320	$ 452	$ 640
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.85	$ 28.64	$ 37.76	$ 50.96	$ 49.63
Income from Investment Operations
Net investment income (loss) C	.07	.11	.16	-E	.37
Net realized and unrealized gain (loss)	3.60	(4.71)	(5.32)	(7.72)	3.00
Total from investment operations	3.67	(4.60)	(5.16)	(7.72)	3.37
Distributions from net investment income	(.12)	(.19)	-	(.35)	(.35)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.12)	(.19)	(3.96)	(5.48)	(2.04)
Net asset value, end of period	$ 27.40	$ 23.85	$ 28.64	$ 37.76	$ 50.96
Total Return A,B	15.50%	(16.16)%	(15.37)%	(17.01)%	7.10%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	.90%	.93%	1.05%	1.12%
Expenses net of voluntary waivers, if any	1.12%	.90%	.93%	1.05%	1.12%
Expenses net of all reductions	1.09%	.86%	.90%	1.03%	1.11%
Net investment income (loss)	.28%	.44%	.52%	(.01)%	.73%
Supplemental Data
Net assets, end of period (in millions)	$ 4,578	$ 4,878	$ 8,136	$ 13,813	$ 24,357
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.24	$ 27.91	$ 37.11	$ 50.25	$ 49.12
Income from Investment Operations
Net investment income (loss) C	(.10)	(.06)	(.04)	(.26)	.09
Net realized and unrealized gain (loss)	3.51	(4.61)	(5.20)	(7.59)	2.97
Total from investment operations	3.41	(4.67)	(5.24)	(7.85)	3.06
Distributions from net investment income	-	-	-	(.16)	(.24)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	-	-	(3.96)	(5.29)	(1.93)
Net asset value, end of period	$ 26.65	$ 23.24	$ 27.91	$ 37.11	$ 50.25
Total Return A,B	14.67%	(16.73)%	(15.91)%	(17.49)%	6.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.57%	1.57%	1.64%	1.67%
Expenses net of voluntary waivers, if any	1.81%	1.57%	1.57%	1.64%	1.67%
Expenses net of all reductions	1.77%	1.53%	1.54%	1.62%	1.66%
Net investment income (loss)	(.41)%	(.24)%	(.13)%	(.60)%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 582	$ 598	$ 939	$ 1,437	$ 2,264
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 27.99	$ 37.19	$ 50.39	$ 49.33
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.03)	(.25)	.10
Net realized and unrealized gain (loss)	3.52	(4.62)	(5.21)	(7.61)	2.97
Total from investment operations	3.43	(4.67)	(5.24)	(7.86)	3.07
Distributions from net investment income	-	-	-	(.21)	(.32)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	-	-	(3.96)	(5.34)	(2.01)
Net asset value, end of period	$ 26.75	$ 23.32	$ 27.99	$ 37.19	$ 50.39
Total Return A,B	14.71%	(16.68)%	(15.87)%	(17.48)%	6.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.77%	1.53%	1.53%	1.61%	1.65%
Expenses net of voluntary waivers, if any	1.77%	1.53%	1.53%	1.61%	1.65%
Expenses net of all reductions	1.74%	1.49%	1.50%	1.59%	1.64%
Net investment income (loss)	(.37)%	(.20)%	(.08)%	(.57)%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 142	$ 232	$ 400	$ 688
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 24.00	$ 28.87	$ 37.85	$ 51.10	$ 49.78
Income from Investment Operations
Net investment income (loss) B	.21	.25	.33	.22	.63
Net realized and unrealized gain (loss)	3.59	(4.73)	(5.35)	(7.72)	2.98
Total from investment operations	3.80	(4.48)	(5.02)	(7.50)	3.61
Distributions from net investment income	(.29)	(.39)	-	(.62)	(.60)
Distributions from net realized gain	-	-	(3.96)	(5.13)	(1.69)
Total distributions	(.29)	(.39)	(3.96)	(5.75)	(2.29)
Net asset value, end of period	$ 27.51	$ 24.00	$ 28.87	$ 37.85	$ 51.10
Total Return A	16.10%	(15.71)%	(14.92)%	(16.58)%	7.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.57%	.38%	.40%	.53%	.62%
Expenses net of voluntary waivers, if any	.57%	.38%	.40%	.53%	.62%
Expenses net of all reductions	.54%	.34%	.37%	.51%	.61%
Net investment income (loss)	.83%	.96%	1.05%	.51%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 155	$ 187	$ 346	$ 584
Portfolio turnover rate	59%	55%	79%	110%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 908,784
Unrealized depreciation	(334,062)
Net unrealized appreciation (depreciation)	574,722
Undistributed ordinary income	8,239
Capital loss carryforward	(1,774,629)

Cost for federal income tax purposes	$ 5,319,757

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 27,646	$ 58,747

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .34% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Distribution and Service Plan - continued

no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 522	$ 6	$ 27
Class T	.26%	.25%	22,909	219	639
Class B	.75%	.25%	5,568	4,178	-
Class C	.75%	.25%	1,284	32	-
			$ 30,283	$ 4,435	$ 666

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40
Class T	553
Class B*	1,160
Class C*	9
$ 1,762

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 733.37
Class T	11,051.25
Class B	2,504.45
Class C	528.41
Institutional Class	412.21
	$ 15,228

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,213 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 1,381	$ 1
Class A	27	-	-
Class T	639	-	-
	$ 666	$ 1,381	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 1,452	$ 2,812
Class T	24,334	53,412
Institutional Class	1,860	2,523
Total	$ 27,646	$ 58,747

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	1,358	1,113	$ 33,114	$ 28,352
Reinvestment of distributions	62	97	1,390	2,690
Shares redeemed	(1,904)	(3,892)	(45,323)	(99,189)
Net increase (decrease)	(484)	(2,682)	$ (10,819)	$ (68,147)
Class T
Shares sold	18,565	23,625	$ 447,669	$ 611,210
Reinvestment of distributions	1,021	1,797	23,039	50,359
Shares redeemed	(57,019)	(104,967)	(1,366,168)	(2,687,340)
Net increase (decrease)	(37,433)	(79,545)	$ (895,460)	$ (2,025,771)
Class B
Shares sold	753	1,014	$ 17,814	$ 25,438
Shares redeemed	(4,659)	(8,936)	(108,159)	(219,589)
Net increase (decrease)	(3,906)	(7,922)	$ (90,345)	$ (194,151)
Class C
Shares sold	514	663	$ 12,259	$ 16,876
Shares redeemed	(1,724)	(2,856)	(40,538)	(71,275)
Net increase (decrease)	(1,210)	(2,193)	$ (28,279)	$ (54,399)
Institutional Class
Shares sold	6,883	3,115	$ 175,526	$ 72,157
Reinvestment of distributions	79	81	1,776	2,270
Shares redeemed	(2,160)	(3,223)	(52,619)	(83,983)
Net increase (decrease)	4,802	(27)	$ 124,683	$ (9,556)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth Opportunities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Growth Opportunities. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (39)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Growth Opportunities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth Opportunities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

GOI-UANN-1203
1.786690.100

(Fidelity Investment logo)(registered trademark)

Supplement to the
Fidelity® Advisor Growth Opportunities Fund
Institutional Class
November 30, 2003
Annual Report

The following information replaces the similar information found in the "Notes to Financial Statements" section on page 29.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40
Class T	126
Class B*	1,160
Class C*	9
$ 1,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

GOI-BK-0104 January 29, 2004
1.796396.100

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fundA
Institutional Class	12.03%	-1.74%	6.66%

A From February 20, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Karen Firestone, Portfolio Manager of Fidelity® Advisor Large Cap Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund's Institutional Class shares gained 12.03% for the one-year period ending November 30, 2003. In comparison, the S&P 500® index and the LipperSM Growth Funds Average rose 15.09% and 17.56%, respectively. My continued focus on higher-quality, well-established companies restrained performance during the recent market upturn as investors favored lower-quality, smaller-cap alternatives in the S&P 500. The fund benefited from overweighting the top-performing technology sector, particularly semiconductor and hardware/equipment holdings that waged major comebacks, including Texas Instruments and Cisco Systems. Elsewhere, some good picks among Internet retailing and medical device stocks - led by Amazon.com and Boston Scientific, respectively - also boosted results. Conversely, we lost ground by overweighting Microsoft, which didn't participate as it had in previous rallies and ended up trailing the average tech stock in the index and the overall market by a sizeable margin. Underweighting solid-performing banks also detracted, as did our overexposure to lagging large-cap pharmaceutical stocks Merck and Schering-Plough, and media names such as Viacom.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.3	5.0
Wal-Mart Stores, Inc.	2.7	2.7
Citigroup, Inc.	2.6	2.2
General Electric Co.	2.6	2.7
Intel Corp.	2.4	1.8
Cisco Systems, Inc.	2.4	1.7
Pfizer, Inc.	2.2	2.2
Walt Disney Co.	2.1	1.1
Dell, Inc.	2.1	2.2
Texas Instruments, Inc.	1.9	1.6
	24.3
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.8	21.0
Consumer Discretionary	16.8	14.0
Health Care	14.7	16.7
Financials	13.7	16.1
Industrials	9.7	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 95.9%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	6.9%	** Foreign investments	5.1%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.8%
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp. unit	66,600	$ 2,343,654
CBRL Group, Inc.	32,700	1,348,875
Hilton Group PLC	655,900	2,387,975
		6,080,504
Household Durables - 0.3%
Pioneer Corp.	61,500	1,572,531
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	60,700	3,281,442
eBay, Inc. (a)	37,700	2,105,545
		5,386,987
Media - 10.4%
Belo Corp. Series A	140,300	3,985,923
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	99,149	4,648,105
Citadel Broadcasting Corp.	43,700	834,670
Comcast Corp. Class A (special) (a)	212,800	6,415,920
Dow Jones & Co., Inc.	45,900	2,276,640
News Corp. Ltd. ADR	49,100	1,681,675
Pixar (a)	21,900	1,535,409
Television Francaise 1 SA	72,600	2,345,340
The New York Times Co. Class A	17,100	784,890
Time Warner, Inc. (a)	677,400	11,028,072
Tribune Co.	104,100	5,085,285
Univision Communications, Inc. Class A (a)	67,300	2,428,184
Viacom, Inc. Class B (non-vtg.)	152,474	5,995,278
Walt Disney Co.	548,800	12,671,792
		61,717,183
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A (a)	37,700	1,106,495
Gap, Inc.	226,800	4,876,200
Home Depot, Inc.	112,800	4,146,528
Lowe's Companies, Inc.	87,850	5,121,655
		15,250,878
Textiles Apparel & Luxury Goods - 1.6%
Coach, Inc. (a)	72,800	2,900,352
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
NIKE, Inc. Class B	66,700	$ 4,485,575
Polo Ralph Lauren Corp. Class A	80,848	2,399,569
		9,785,496
TOTAL CONSUMER DISCRETIONARY		99,793,579
CONSUMER STAPLES - 9.1%
Beverages - 1.7%
PepsiCo, Inc.	70,300	3,382,836
The Coca-Cola Co.	143,000	6,649,500
		10,032,336
Food & Staples Retailing - 3.0%
Safeway, Inc. (a)	92,000	1,909,000
Wal-Mart Stores, Inc.	286,500	15,940,860
		17,849,860
Food Products - 0.4%
Dean Foods Co. (a)	33,500	1,099,135
Kellogg Co.	40,200	1,437,954
		2,537,089
Household Products - 1.3%
Procter & Gamble Co.	52,900	5,091,096
The Dial Corp.	99,400	2,572,472
		7,663,568
Personal Products - 1.9%
Alberto-Culver Co. Class B	87,350	5,334,465
Gillette Co.	174,500	5,885,885
		11,220,350
Tobacco - 0.8%
Altria Group, Inc.	85,780	4,460,560
TOTAL CONSUMER STAPLES		53,763,763
ENERGY - 3.8%
Energy Equipment & Services - 1.6%
Rowan Companies, Inc. (a)	67,100	1,420,507
Schlumberger Ltd. (NY Shares)	108,100	5,072,052
Tidewater, Inc.	112,400	3,103,364
		9,595,923
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 2.2%
ChevronTexaco Corp.	64,600	$ 4,851,460
Exxon Mobil Corp.	227,700	8,235,909
		13,087,369
TOTAL ENERGY		22,683,292
FINANCIALS - 13.7%
Capital Markets - 3.3%
Ameritrade Holding Corp. (a)	63,400	796,938
Bank of New York Co., Inc.	163,900	5,028,452
JAFCO Co. Ltd.	14,400	1,074,362
Legg Mason, Inc.	39,800	3,172,458
Morgan Stanley	167,800	9,275,984
		19,348,194
Commercial Banks - 3.9%
Bank of America Corp.	111,500	8,410,445
Bank One Corp.	194,600	8,437,856
Wachovia Corp.	55,048	2,518,446
Wells Fargo & Co.	59,700	3,422,601
		22,789,348
Consumer Finance - 2.4%
Aeon Credit Service Ltd.	29,400	1,253,806
American Express Co.	163,290	7,463,986
Credit Saison Co. Ltd.	81,500	1,711,794
MBNA Corp.	161,300	3,955,076
		14,384,662
Diversified Financial Services - 2.8%
Citigroup, Inc.	330,666	15,554,529
Principal Financial Group, Inc.	30,900	1,023,099
		16,577,628
Insurance - 1.0%
AFLAC, Inc.	63,200	2,273,304
American International Group, Inc.	66,787	3,870,307
		6,143,611
Thrifts & Mortgage Finance - 0.3%
Fannie Mae	28,670	2,006,900
TOTAL FINANCIALS		81,250,343
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.7%
Biotechnology - 3.0%
Amgen, Inc. (a)	146,000	$ 8,396,460
Cephalon, Inc. (a)	65,900	3,096,641
Genzyme Corp. - General Division (a)	35,500	1,659,270
Millennium Pharmaceuticals, Inc. (a)	114,000	1,797,780
Neurocrine Biosciences, Inc. (a)	24,098	1,273,097
Protein Design Labs, Inc. (a)	106,000	1,469,160
		17,692,408
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	74,200	2,663,038
Medtronic, Inc.	125,400	5,668,080
St. Jude Medical, Inc. (a)	45,400	2,875,636
Stryker Corp.	36,200	2,932,200
		14,138,954
Pharmaceuticals - 9.3%
Allergan, Inc.	51,200	3,826,176
AstraZeneca PLC sponsored ADR	63,500	2,917,825
Bristol-Myers Squibb Co.	125,560	3,308,506
Eli Lilly & Co.	62,100	4,257,576
Forest Laboratories, Inc. (a)	68,200	3,726,448
Johnson & Johnson	107,780	5,312,476
Medicis Pharmaceutical Corp. Class A	34,400	2,266,272
Merck & Co., Inc.	207,830	8,437,898
Pfizer, Inc.	383,670	12,872,129
Roche Holding AG (participation certificate)	28,710	2,588,288
Schering-Plough Corp.	186,300	2,990,115
Wyeth	70,900	2,793,460
		55,297,169
TOTAL HEALTH CARE		87,128,531
INDUSTRIALS - 9.7%
Aerospace & Defense - 0.7%
Boeing Co.	69,700	2,675,783
Precision Castparts Corp.	31,100	1,260,172
		3,935,955
Air Freight & Logistics - 0.5%
FedEx Corp.	37,700	2,740,790
Airlines - 0.6%
Southwest Airlines Co.	212,400	3,818,952
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.6%
American Standard Companies, Inc. (a)	38,500	$ 3,838,450
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	54,400	1,599,904
Industrial Conglomerates - 4.6%
3M Co.	69,200	5,469,568
General Electric Co.	531,000	15,223,770
Tyco International Ltd.	280,800	6,444,360
		27,137,698
Machinery - 2.1%
Caterpillar, Inc.	117,900	8,966,295
Graco, Inc.	91,350	3,521,543
		12,487,838
Road & Rail - 0.3%
Union Pacific Corp.	32,500	2,069,600
TOTAL INDUSTRIALS		57,629,187
INFORMATION TECHNOLOGY - 23.8%
Communications Equipment - 4.0%
CIENA Corp. (a)	348,400	2,466,672
Cisco Systems, Inc. (a)	633,268	14,349,853
Juniper Networks, Inc. (a)	135,200	2,551,224
Motorola, Inc.	317,900	4,463,316
		23,831,065
Computers & Peripherals - 5.4%
Dell, Inc. (a)	359,000	12,385,500
EMC Corp. (a)	344,500	4,733,430
Hewlett-Packard Co.	186,100	4,036,509
International Business Machines Corp.	99,200	8,981,568
Storage Technology Corp. (a)	81,200	2,046,240
		32,183,247
Electronic Equipment & Instruments - 0.7%
Kyocera Corp.	13,600	828,382
Solectron Corp. (a)	364,200	2,130,570
Vishay Intertechnology, Inc. (a)	56,800	1,193,368
		4,152,320
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.1%
CNET Networks, Inc. (a)	183,100	$ 1,367,757
Yahoo!, Inc. (a)	116,000	4,985,680
		6,353,437
IT Services - 0.2%
Ceridian Corp. (a)	68,200	1,447,886
Office Electronics - 0.3%
Konica Minolta Holdings, Inc.	132,000	1,562,230
Semiconductors & Semiconductor Equipment - 7.7%
Altera Corp. (a)	86,500	2,191,045
Amkor Technology, Inc. (a)	43,100	841,312
Analog Devices, Inc.	90,800	4,517,300
Applied Materials, Inc. (a)	113,700	2,762,910
Intel Corp.	434,400	14,521,992
KLA-Tencor Corp. (a)	27,800	1,629,358
Marvell Technology Group Ltd. (a)	56,200	2,219,338
Micrel, Inc. (a)	99,600	1,703,160
Samsung Electronics Co. Ltd. GDR	9,700	1,872,391
Texas Instruments, Inc.	382,500	11,383,200
Tokyo Electron Ltd.	28,300	2,002,877
		45,644,883
Software - 4.4%
Adobe Systems, Inc.	33,300	1,375,956
Ascential Software Corp. (a)	47,000	1,189,100
Microsoft Corp.	763,838	19,630,634
Oracle Corp. (a)	327,500	3,933,275
		26,128,965
TOTAL INFORMATION TECHNOLOGY		141,304,033
MATERIALS - 1.5%
Chemicals - 1.5%
Dow Chemical Co.	110,400	4,145,520
Monsanto Co.	177,900	4,824,648
		8,970,168
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.5%
SBC Communications, Inc.	102,900	$ 2,395,512
Verizon Communications, Inc.	198,100	6,491,737
		8,887,249
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. Class A (a)	133,100	3,371,423
Vodafone Group PLC sponsored ADR	100,800	2,353,680
		5,725,103
TOTAL TELECOMMUNICATION SERVICES		14,612,352
UTILITIES - 0.3%
Electric Utilities - 0.3%
Allegheny Energy, Inc. (a)	147,900	1,589,925
TOTAL COMMON STOCKS (Cost $515,146,422)		568,725,173
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 1.09% (b)	26,433,812	26,433,812
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,643,000	1,643,000
TOTAL MONEY MARKET FUNDS (Cost $28,076,812)		28,076,812
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $543,223,234)		596,801,985
NET OTHER ASSETS - (0.6)%		(3,370,128)
NET ASSETS - 100%		$ 593,431,857
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $398,582,686 and $351,318,522, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,733 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $204,867,000 of which $104,833,000, $98,647,000 and $1,387,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,599,010) (cost $543,223,234) - See accompanying schedule		$ 596,801,985
Receivable for investments sold		2,517,454
Receivable for fund shares sold		776,676
Dividends receivable		575,946
Interest receivable		20,877
Prepaid expenses		2,633
Receivable from investment adviser for expense reductions		4,822
Other receivables		100,402
Total assets		600,800,795

Liabilities
Payable for investments purchased	$ 4,342,947
Payable for fund shares redeemed	671,724
Accrued management fee	282,089
Distribution fees payable	229,386
Other affiliated payables	163,177
Other payables and accrued expenses	36,615
Collateral on securities loaned, at value	1,643,000
Total liabilities		7,368,938

Net Assets		$ 593,431,857
Net Assets consist of:
Paid in capital		$ 751,716,790
Accumulated net investment loss		(10,125)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(211,856,103)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,581,295
Net Assets		$ 593,431,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,003,497 ÷ 3,299,315 shares)	$ 13.64

Maximum offering price per share (100/94.25 of $13.64)	$ 14.47
Class T: Net Asset Value and redemption price per share ($274,804,824 ÷ 20,222,918 shares)	$ 13.59

Maximum offering price per share (100/96.50 of $13.59)	$ 14.08
Class B: Net Asset Value and offering price per share ($88,319,970 ÷ 6,705,807 shares) A	$ 13.17

Class C: Net Asset Value and offering price per share ($40,426,157 ÷ 3,076,470 shares) A	$ 13.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($144,877,409 ÷ 10,367,241 shares)	$ 13.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 6,313,613
Interest		264,328
Security lending		13,002
Total income		6,590,943

Expenses
Management fee	$ 2,945,299
Transfer agent fees	1,631,023
Distribution fees	2,545,504
Accounting and security lending fees	182,833
Non-interested trustees' compensation	2,524
Custodian fees and expenses	35,325
Registration fees	72,863
Audit	36,052
Legal	4,194
Miscellaneous	4,587
Total expenses before reductions	7,460,204
Expense reductions	(318,745)	7,141,459
Net investment income (loss)		(550,516)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,879,806
Foreign currency transactions	(3,163)
Total net realized gain (loss)		6,876,643
Change in net unrealized appreciation (depreciation) on: Investment securities	54,177,214
Assets and liabilities in foreign currencies	1,936
Total change in net unrealized appreciation (depreciation)		54,179,150
Net gain (loss)		61,055,793
Net increase (decrease) in net assets resulting from operations		$ 60,505,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (550,516)	$ (1,219,815)
Net realized gain (loss)	6,876,643	(99,011,546)
Change in net unrealized appreciation (depreciation)	54,179,150	(11,064,855)
Net increase (decrease) in net assets resulting from operations	60,505,277	(111,296,216)
Share transactions - net increase (decrease)	70,459,979	11,921,142
Total increase (decrease) in net assets	130,965,256	(99,375,074)

Net Assets
Beginning of period	462,466,601	561,841,675
End of period (including accumulated net investment loss of $10,125 and $0, respectively)	$ 593,431,857	$ 462,466,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 14.98	$ 18.19	$ 20.13	$ 16.62
Income from Investment Operations
Net investment income (loss) C	.01	- E	.01	(.05)	(.03)
Net realized and unrealized gain (loss)	1.41	(2.76)	(3.10)	(1.43)	4.59
Total from investment operations	1.42	(2.76)	(3.09)	(1.48)	4.56
Distributions from net realized gain	-	-	(.12)	(.35)	(1.05)
Distributions in excess of net realized gain	-	-	-	(.11)	-
Total distributions	-	-	(.12)	(.46)	(1.05)
Net asset value, end of period	$ 13.64	$ 12.22	$ 14.98	$ 18.19	$ 20.13
Total Return A,B	11.62%	(18.42)%	(17.11)%	(7.62)%	28.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.31%	1.30%	1.23%	1.17%	1.24%
Expenses net of voluntary waivers, if any	1.31%	1.30%	1.23%	1.17%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.20%	1.16%	1.23%
Net investment income (loss)	.05%	-%	.06%	(.24)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,003	$ 35,707	$ 39,364	$ 37,656	$ 19,600
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.19	$ 14.97	$ 18.22	$ 20.16	$ 16.67
Income from Investment Operations
Net investment income (loss)C	(.01)	(.02)	(.02)	(.09)	(.07)
Net realized and unrealized gain (loss)	1.41	(2.76)	(3.11)	(1.42)	4.61
Total from investment operations	1.40	(2.78)	(3.13)	(1.51)	4.54
Distributions from net realized gain	-	-	(.12)	(.32)	(1.05)
Distributions in excess of net realized gain	-	-	-	(.11)	-
Total distributions	-	-	(.12)	(.43)	(1.05)
Net asset value, end of period	$ 13.59	$ 12.19	$ 14.97	$ 18.22	$ 20.16
Total ReturnA,B	11.48%	(18.57)%	(17.30)%	(7.75)%	28.71%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.45%	1.44%	1.39%	1.36%	1.44%
Expenses net of voluntary waivers, if any	1.45%	1.44%	1.39%	1.36%	1.44%
Expenses net of all reductions	1.40%	1.39%	1.36%	1.34%	1.42%
Net investment income (loss)	(.10)%	(.14)%	(.10)%	(.42)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,805	$ 232,814	$ 325,846	$ 354,141	$ 285,939
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 14.68	$ 17.97	$ 19.92	$ 16.50
Income from Investment Operations
Net investment income (loss)C	(.08)	(.10)	(.11)	(.20)	(.16)
Net realized and unrealized gain (loss)	1.36	(2.69)	(3.06)	(1.40)	4.56
Total from investment operations	1.28	(2.79)	(3.17)	(1.60)	4.40
Distributions from net realized gain	-	-	(.12)	(.26)	(.98)
Distributions in excess of net realized gain	-	-	-	(.09)	-
Total distributions	-	-	(.12)	(.35)	(.98)
Net asset value, end of period	$ 13.17	$ 11.89	$ 14.68	$ 17.97	$ 19.92
Total ReturnA,B	10.77%	(19.01)%	(17.76)%	(8.25)%	28.02%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.12%	2.08%	1.98%	1.90%	1.96%
Expenses net of voluntary waivers, if any	2.05%	2.05%	1.98%	1.90%	1.96%
Expenses net of all reductions	2.00%	1.99%	1.94%	1.89%	1.95%
Net investment income (loss)	(.70)%	(.75)%	(.69)%	(.97)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,320	$ 84,325	$ 122,920	$ 156,488	$ 112,671
Portfolio turnover rate	72%	96%	121%	92%	91%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 14.64	$ 17.92	$ 19.89	$ 16.54
Income from Investment Operations
Net investment income (loss)C	(.08)	(.09)	(.10)	(.20)	(.16)
Net realized and unrealized gain (loss)	1.36	(2.69)	(3.06)	(1.39)	4.54
Total from investment operations	1.28	(2.78)	(3.16)	(1.59)	4.38
Distributions from net realized gain	-	-	(.12)	(.29)	(1.03)
Distributions in excess of net realized gain	-	-	-	(.09)	-
Total distributions	-	-	(.12)	(.38)	(1.03)
Net asset value, end of period	$ 13.14	$ 11.86	$ 14.64	$ 17.92	$ 19.89
Total ReturnA,B	10.79%	(18.99)%	(17.76)%	(8.23)%	27.90%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.03%	2.02%	1.95%	1.90%	1.97%
Expenses net of voluntary waivers, if any	2.03%	2.02%	1.95%	1.90%	1.97%
Expenses net of all reductions	1.98%	1.96%	1.91%	1.88%	1.96%
Net investment income (loss)	(.68)%	(.71)%	(.65)%	(.96)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,426	$ 36,307	$ 50,216	$ 52,542	$ 30,468
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 15.22	$ 18.41	$ 20.33	$ 16.77
Income from Investment Operations
Net investment income (loss)B	.06	.06	.07	.02	.03
Net realized and unrealized gain (loss)	1.44	(2.81)	(3.14)	(1.45)	4.63
Total from investment operations	1.50	(2.75)	(3.07)	(1.43)	4.66
Distributions from net realized gain	-	-	(.12)	(.36)	(1.10)
Distributions in excess of net realized gain	-	-	-	(.13)	-
Total distributions	-	-	(.12)	(.49)	(1.10)
Net asset value, end of period	$ 13.97	$ 12.47	$ 15.22	$ 18.41	$ 20.33
Total ReturnA	12.03%	(18.07)%	(16.79)%	(7.31)%	29.37%
Ratios to Average Net AssetsC
Expenses before expense reductions	.89%	.88%	.85%	.82%	.91%
Expenses net of voluntary waivers, if any	.89%	.88%	.85%	.82%	.91%
Expenses net of all reductions	.84%	.82%	.82%	.81%	.90%
Net investment income (loss)	.46%	.43%	.44%	.11%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,877	$ 73,313	$ 23,495	$ 13,665	$ 13,856
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 71,382,705
Unrealized depreciation	(24,800,664)
Net unrealized appreciation (depreciation)	46,582,041
Capital loss carryforward	(204,866,972)
Cost for federal income tax purposes	$ 550,219,944

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 101,898	$ 147	$ 6,607
Class T	.27%	.25%	1,268,765	2,770	43,401
Class B	.75%	.25%	812,052	609,180	-
Class C	.75%	.25%	362,789	36,083	-
			$ 2,545,504	$ 648,180	$ 50,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,270
Class T	30,877
Class B*	244,800
Class C*	6,437
$ 317,384

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 149,245.39
Class T	700,159.29
Class B	381,707.47
Class C	140,764.39
Institutional Class	259,148.24
	$ 1,631,023

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $264,323 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	2.05%	$ 54,752

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 213,985
Class A	6,607	-
Class T	43,401	-
	$50,008	$213,985

Annual Report

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	1,236,279	1,304,610	$ 15,236,807	$ 17,706,051
Shares redeemed	(858,560)	(1,010,264)	(10,518,005)	(13,302,614)
Net increase (decrease)	377,719	294,346	$ 4,718,802	$ 4,403,437
Class T
Shares sold	5,625,571	5,477,589	$ 67,902,568	$ 73,235,441
Shares redeemed	(4,500,872)	(8,149,472)	(54,380,058)	(106,883,442)
Net increase (decrease)	1,124,699	(2,671,883)	$ 13,522,510	$ (33,648,001)
Class B
Shares sold	1,391,038	1,586,867	$ 16,264,692	$ 20,705,711
Shares redeemed	(1,779,494)	(2,864,909)	(20,723,150)	(36,856,060)
Net increase (decrease)	(388,456)	(1,278,042)	$ (4,458,458)	$ (16,150,349)
Class C
Shares sold	767,905	838,468	$ 9,087,854	$ 11,076,014
Shares redeemed	(753,494)	(1,206,209)	(8,815,541)	(15,430,206)
Net increase (decrease)	14,411	(367,741)	$ 272,313	$ (4,354,192)
Institutional Class
Shares sold	6,318,637	6,787,678	$ 78,604,659	$ 90,731,937
Shares redeemed	(1,832,584)	(2,450,500)	(22,199,847)	(29,061,690)
Net increase (decrease)	4,486,053	4,337,178	$ 56,404,812	$ 61,670,247

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Large Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Large Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Karen Firestone (47)

Year of Election or Appointment: 1999

Vice President of Advisor Large Cap. Ms. Firestone is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Large Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Large Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Large Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Large Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Strategic Dividend and Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Value Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LCI-UANN-0104
1.786692.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	5.20%	-3.26%	5.43%
Class T (incl. 3.50% sales charge)	7.58%	-2.96%	5.64%
Class B (incl. contingent deferred sales charge) C	5.77%	-3.18%	5.62%
Class C (incl. contingent deferred sales charge) D	9.79%	-2.83%	5.49%

A From February 20, 1996.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee.

C Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C's bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Karen Firestone, Portfolio Manager of Fidelity® Advisor Large Cap Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund's Class A, Class T, Class B and Class C shares gained 11.62%, 11.48%, 10.77% and 10.79%, respectively, for the one-year period ending November 30, 2003. In comparison, the S&P 500® index and the LipperSM Growth Funds Average rose 15.09% and 17.56%, respectively. My continued focus on higher-quality, well-established companies restrained performance during the recent market upturn as investors favored lower-quality, smaller-cap alternatives in the S&P 500. The fund benefited from overweighting the top-performing technology sector, particularly semiconductor and hardware/equipment holdings that waged major comebacks, including Texas Instruments and Cisco Systems. Elsewhere, some good picks among Internet retailing and medical device stocks - led by Amazon.com and Boston Scientific, respectively - also boosted results. Conversely, we lost ground by overweighting Microsoft, which didn't participate as it had in previous rallies and ended up trailing the average tech stock in the index and the overall market by a sizeable margin. Underweighting solid-performing banks also detracted, as did our overexposure to lagging large-cap pharmaceutical stocks Merck and Schering-Plough, and media names such as Viacom.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.3	5.0
Wal-Mart Stores, Inc.	2.7	2.7
Citigroup, Inc.	2.6	2.2
General Electric Co.	2.6	2.7
Intel Corp.	2.4	1.8
Cisco Systems, Inc.	2.4	1.7
Pfizer, Inc.	2.2	2.2
Walt Disney Co.	2.1	1.1
Dell, Inc.	2.1	2.2
Texas Instruments, Inc.	1.9	1.6
	24.3
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.8	21.0
Consumer Discretionary	16.8	14.0
Health Care	14.7	16.7
Financials	13.7	16.1
Industrials	9.7	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 95.9%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	6.9%	** Foreign investments	5.1%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.8%
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp. unit	66,600	$ 2,343,654
CBRL Group, Inc.	32,700	1,348,875
Hilton Group PLC	655,900	2,387,975
		6,080,504
Household Durables - 0.3%
Pioneer Corp.	61,500	1,572,531
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	60,700	3,281,442
eBay, Inc. (a)	37,700	2,105,545
		5,386,987
Media - 10.4%
Belo Corp. Series A	140,300	3,985,923
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	99,149	4,648,105
Citadel Broadcasting Corp.	43,700	834,670
Comcast Corp. Class A (special) (a)	212,800	6,415,920
Dow Jones & Co., Inc.	45,900	2,276,640
News Corp. Ltd. ADR	49,100	1,681,675
Pixar (a)	21,900	1,535,409
Television Francaise 1 SA	72,600	2,345,340
The New York Times Co. Class A	17,100	784,890
Time Warner, Inc. (a)	677,400	11,028,072
Tribune Co.	104,100	5,085,285
Univision Communications, Inc. Class A (a)	67,300	2,428,184
Viacom, Inc. Class B (non-vtg.)	152,474	5,995,278
Walt Disney Co.	548,800	12,671,792
		61,717,183
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A (a)	37,700	1,106,495
Gap, Inc.	226,800	4,876,200
Home Depot, Inc.	112,800	4,146,528
Lowe's Companies, Inc.	87,850	5,121,655
		15,250,878
Textiles Apparel & Luxury Goods - 1.6%
Coach, Inc. (a)	72,800	2,900,352
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
NIKE, Inc. Class B	66,700	$ 4,485,575
Polo Ralph Lauren Corp. Class A	80,848	2,399,569
		9,785,496
TOTAL CONSUMER DISCRETIONARY		99,793,579
CONSUMER STAPLES - 9.1%
Beverages - 1.7%
PepsiCo, Inc.	70,300	3,382,836
The Coca-Cola Co.	143,000	6,649,500
		10,032,336
Food & Staples Retailing - 3.0%
Safeway, Inc. (a)	92,000	1,909,000
Wal-Mart Stores, Inc.	286,500	15,940,860
		17,849,860
Food Products - 0.4%
Dean Foods Co. (a)	33,500	1,099,135
Kellogg Co.	40,200	1,437,954
		2,537,089
Household Products - 1.3%
Procter & Gamble Co.	52,900	5,091,096
The Dial Corp.	99,400	2,572,472
		7,663,568
Personal Products - 1.9%
Alberto-Culver Co. Class B	87,350	5,334,465
Gillette Co.	174,500	5,885,885
		11,220,350
Tobacco - 0.8%
Altria Group, Inc.	85,780	4,460,560
TOTAL CONSUMER STAPLES		53,763,763
ENERGY - 3.8%
Energy Equipment & Services - 1.6%
Rowan Companies, Inc. (a)	67,100	1,420,507
Schlumberger Ltd. (NY Shares)	108,100	5,072,052
Tidewater, Inc.	112,400	3,103,364
		9,595,923
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 2.2%
ChevronTexaco Corp.	64,600	$ 4,851,460
Exxon Mobil Corp.	227,700	8,235,909
		13,087,369
TOTAL ENERGY		22,683,292
FINANCIALS - 13.7%
Capital Markets - 3.3%
Ameritrade Holding Corp. (a)	63,400	796,938
Bank of New York Co., Inc.	163,900	5,028,452
JAFCO Co. Ltd.	14,400	1,074,362
Legg Mason, Inc.	39,800	3,172,458
Morgan Stanley	167,800	9,275,984
		19,348,194
Commercial Banks - 3.9%
Bank of America Corp.	111,500	8,410,445
Bank One Corp.	194,600	8,437,856
Wachovia Corp.	55,048	2,518,446
Wells Fargo & Co.	59,700	3,422,601
		22,789,348
Consumer Finance - 2.4%
Aeon Credit Service Ltd.	29,400	1,253,806
American Express Co.	163,290	7,463,986
Credit Saison Co. Ltd.	81,500	1,711,794
MBNA Corp.	161,300	3,955,076
		14,384,662
Diversified Financial Services - 2.8%
Citigroup, Inc.	330,666	15,554,529
Principal Financial Group, Inc.	30,900	1,023,099
		16,577,628
Insurance - 1.0%
AFLAC, Inc.	63,200	2,273,304
American International Group, Inc.	66,787	3,870,307
		6,143,611
Thrifts & Mortgage Finance - 0.3%
Fannie Mae	28,670	2,006,900
TOTAL FINANCIALS		81,250,343
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 14.7%
Biotechnology - 3.0%
Amgen, Inc. (a)	146,000	$ 8,396,460
Cephalon, Inc. (a)	65,900	3,096,641
Genzyme Corp. - General Division (a)	35,500	1,659,270
Millennium Pharmaceuticals, Inc. (a)	114,000	1,797,780
Neurocrine Biosciences, Inc. (a)	24,098	1,273,097
Protein Design Labs, Inc. (a)	106,000	1,469,160
		17,692,408
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	74,200	2,663,038
Medtronic, Inc.	125,400	5,668,080
St. Jude Medical, Inc. (a)	45,400	2,875,636
Stryker Corp.	36,200	2,932,200
		14,138,954
Pharmaceuticals - 9.3%
Allergan, Inc.	51,200	3,826,176
AstraZeneca PLC sponsored ADR	63,500	2,917,825
Bristol-Myers Squibb Co.	125,560	3,308,506
Eli Lilly & Co.	62,100	4,257,576
Forest Laboratories, Inc. (a)	68,200	3,726,448
Johnson & Johnson	107,780	5,312,476
Medicis Pharmaceutical Corp. Class A	34,400	2,266,272
Merck & Co., Inc.	207,830	8,437,898
Pfizer, Inc.	383,670	12,872,129
Roche Holding AG (participation certificate)	28,710	2,588,288
Schering-Plough Corp.	186,300	2,990,115
Wyeth	70,900	2,793,460
		55,297,169
TOTAL HEALTH CARE		87,128,531
INDUSTRIALS - 9.7%
Aerospace & Defense - 0.7%
Boeing Co.	69,700	2,675,783
Precision Castparts Corp.	31,100	1,260,172
		3,935,955
Air Freight & Logistics - 0.5%
FedEx Corp.	37,700	2,740,790
Airlines - 0.6%
Southwest Airlines Co.	212,400	3,818,952
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.6%
American Standard Companies, Inc. (a)	38,500	$ 3,838,450
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	54,400	1,599,904
Industrial Conglomerates - 4.6%
3M Co.	69,200	5,469,568
General Electric Co.	531,000	15,223,770
Tyco International Ltd.	280,800	6,444,360
		27,137,698
Machinery - 2.1%
Caterpillar, Inc.	117,900	8,966,295
Graco, Inc.	91,350	3,521,543
		12,487,838
Road & Rail - 0.3%
Union Pacific Corp.	32,500	2,069,600
TOTAL INDUSTRIALS		57,629,187
INFORMATION TECHNOLOGY - 23.8%
Communications Equipment - 4.0%
CIENA Corp. (a)	348,400	2,466,672
Cisco Systems, Inc. (a)	633,268	14,349,853
Juniper Networks, Inc. (a)	135,200	2,551,224
Motorola, Inc.	317,900	4,463,316
		23,831,065
Computers & Peripherals - 5.4%
Dell, Inc. (a)	359,000	12,385,500
EMC Corp. (a)	344,500	4,733,430
Hewlett-Packard Co.	186,100	4,036,509
International Business Machines Corp.	99,200	8,981,568
Storage Technology Corp. (a)	81,200	2,046,240
		32,183,247
Electronic Equipment & Instruments - 0.7%
Kyocera Corp.	13,600	828,382
Solectron Corp. (a)	364,200	2,130,570
Vishay Intertechnology, Inc. (a)	56,800	1,193,368
		4,152,320
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.1%
CNET Networks, Inc. (a)	183,100	$ 1,367,757
Yahoo!, Inc. (a)	116,000	4,985,680
		6,353,437
IT Services - 0.2%
Ceridian Corp. (a)	68,200	1,447,886
Office Electronics - 0.3%
Konica Minolta Holdings, Inc.	132,000	1,562,230
Semiconductors & Semiconductor Equipment - 7.7%
Altera Corp. (a)	86,500	2,191,045
Amkor Technology, Inc. (a)	43,100	841,312
Analog Devices, Inc.	90,800	4,517,300
Applied Materials, Inc. (a)	113,700	2,762,910
Intel Corp.	434,400	14,521,992
KLA-Tencor Corp. (a)	27,800	1,629,358
Marvell Technology Group Ltd. (a)	56,200	2,219,338
Micrel, Inc. (a)	99,600	1,703,160
Samsung Electronics Co. Ltd. GDR	9,700	1,872,391
Texas Instruments, Inc.	382,500	11,383,200
Tokyo Electron Ltd.	28,300	2,002,877
		45,644,883
Software - 4.4%
Adobe Systems, Inc.	33,300	1,375,956
Ascential Software Corp. (a)	47,000	1,189,100
Microsoft Corp.	763,838	19,630,634
Oracle Corp. (a)	327,500	3,933,275
		26,128,965
TOTAL INFORMATION TECHNOLOGY		141,304,033
MATERIALS - 1.5%
Chemicals - 1.5%
Dow Chemical Co.	110,400	4,145,520
Monsanto Co.	177,900	4,824,648
		8,970,168
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.5%
SBC Communications, Inc.	102,900	$ 2,395,512
Verizon Communications, Inc.	198,100	6,491,737
		8,887,249
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. Class A (a)	133,100	3,371,423
Vodafone Group PLC sponsored ADR	100,800	2,353,680
		5,725,103
TOTAL TELECOMMUNICATION SERVICES		14,612,352
UTILITIES - 0.3%
Electric Utilities - 0.3%
Allegheny Energy, Inc. (a)	147,900	1,589,925
TOTAL COMMON STOCKS (Cost $515,146,422)		568,725,173
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 1.09% (b)	26,433,812	26,433,812
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,643,000	1,643,000
TOTAL MONEY MARKET FUNDS (Cost $28,076,812)		28,076,812
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $543,223,234)		596,801,985
NET OTHER ASSETS - (0.6)%		(3,370,128)
NET ASSETS - 100%		$ 593,431,857
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $398,582,686 and $351,318,522, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,733 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $204,867,000 of which $104,833,000, $98,647,000 and $1,387,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,599,010) (cost $543,223,234) - See accompanying schedule		$ 596,801,985
Receivable for investments sold		2,517,454
Receivable for fund shares sold		776,676
Dividends receivable		575,946
Interest receivable		20,877
Prepaid expenses		2,633
Receivable from investment adviser for expense reductions		4,822
Other receivables		100,402
Total assets		600,800,795

Liabilities
Payable for investments purchased	$ 4,342,947
Payable for fund shares redeemed	671,724
Accrued management fee	282,089
Distribution fees payable	229,386
Other affiliated payables	163,177
Other payables and accrued expenses	36,615
Collateral on securities loaned, at value	1,643,000
Total liabilities		7,368,938

Net Assets		$ 593,431,857
Net Assets consist of:
Paid in capital		$ 751,716,790
Accumulated net investment loss		(10,125)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(211,856,103)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,581,295
Net Assets		$ 593,431,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,003,497 ÷ 3,299,315 shares)	$ 13.64

Maximum offering price per share (100/94.25 of $13.64)	$ 14.47
Class T: Net Asset Value and redemption price per share ($274,804,824 ÷ 20,222,918 shares)	$ 13.59

Maximum offering price per share (100/96.50 of $13.59)	$ 14.08
Class B: Net Asset Value and offering price per share ($88,319,970 ÷ 6,705,807 shares) A	$ 13.17

Class C: Net Asset Value and offering price per share ($40,426,157 ÷ 3,076,470 shares) A	$ 13.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($144,877,409 ÷ 10,367,241 shares)	$ 13.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 6,313,613
Interest		264,328
Security lending		13,002
Total income		6,590,943

Expenses
Management fee	$ 2,945,299
Transfer agent fees	1,631,023
Distribution fees	2,545,504
Accounting and security lending fees	182,833
Non-interested trustees' compensation	2,524
Custodian fees and expenses	35,325
Registration fees	72,863
Audit	36,052
Legal	4,194
Miscellaneous	4,587
Total expenses before reductions	7,460,204
Expense reductions	(318,745)	7,141,459
Net investment income (loss)		(550,516)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,879,806
Foreign currency transactions	(3,163)
Total net realized gain (loss)		6,876,643
Change in net unrealized appreciation (depreciation) on: Investment securities	54,177,214
Assets and liabilities in foreign currencies	1,936
Total change in net unrealized appreciation (depreciation)		54,179,150
Net gain (loss)		61,055,793
Net increase (decrease) in net assets resulting from operations		$ 60,505,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (550,516)	$ (1,219,815)
Net realized gain (loss)	6,876,643	(99,011,546)
Change in net unrealized appreciation (depreciation)	54,179,150	(11,064,855)
Net increase (decrease) in net assets resulting from operations	60,505,277	(111,296,216)
Share transactions - net increase (decrease)	70,459,979	11,921,142
Total increase (decrease) in net assets	130,965,256	(99,375,074)

Net Assets
Beginning of period	462,466,601	561,841,675
End of period (including accumulated net investment loss of $10,125 and $0, respectively)	$ 593,431,857	$ 462,466,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 14.98	$ 18.19	$ 20.13	$ 16.62
Income from Investment Operations
Net investment income (loss) C	.01	- E	.01	(.05)	(.03)
Net realized and unrealized gain (loss)	1.41	(2.76)	(3.10)	(1.43)	4.59
Total from investment operations	1.42	(2.76)	(3.09)	(1.48)	4.56
Distributions from net realized gain	-	-	(.12)	(.35)	(1.05)
Distributions in excess of net realized gain	-	-	-	(.11)	-
Total distributions	-	-	(.12)	(.46)	(1.05)
Net asset value, end of period	$ 13.64	$ 12.22	$ 14.98	$ 18.19	$ 20.13
Total Return A,B	11.62%	(18.42)%	(17.11)%	(7.62)%	28.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.31%	1.30%	1.23%	1.17%	1.24%
Expenses net of voluntary waivers, if any	1.31%	1.30%	1.23%	1.17%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.20%	1.16%	1.23%
Net investment income (loss)	.05%	-%	.06%	(.24)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,003	$ 35,707	$ 39,364	$ 37,656	$ 19,600
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.19	$ 14.97	$ 18.22	$ 20.16	$ 16.67
Income from Investment Operations
Net investment income (loss)C	(.01)	(.02)	(.02)	(.09)	(.07)
Net realized and unrealized gain (loss)	1.41	(2.76)	(3.11)	(1.42)	4.61
Total from investment operations	1.40	(2.78)	(3.13)	(1.51)	4.54
Distributions from net realized gain	-	-	(.12)	(.32)	(1.05)
Distributions in excess of net realized gain	-	-	-	(.11)	-
Total distributions	-	-	(.12)	(.43)	(1.05)
Net asset value, end of period	$ 13.59	$ 12.19	$ 14.97	$ 18.22	$ 20.16
Total ReturnA,B	11.48%	(18.57)%	(17.30)%	(7.75)%	28.71%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.45%	1.44%	1.39%	1.36%	1.44%
Expenses net of voluntary waivers, if any	1.45%	1.44%	1.39%	1.36%	1.44%
Expenses net of all reductions	1.40%	1.39%	1.36%	1.34%	1.42%
Net investment income (loss)	(.10)%	(.14)%	(.10)%	(.42)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,805	$ 232,814	$ 325,846	$ 354,141	$ 285,939
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 14.68	$ 17.97	$ 19.92	$ 16.50
Income from Investment Operations
Net investment income (loss)C	(.08)	(.10)	(.11)	(.20)	(.16)
Net realized and unrealized gain (loss)	1.36	(2.69)	(3.06)	(1.40)	4.56
Total from investment operations	1.28	(2.79)	(3.17)	(1.60)	4.40
Distributions from net realized gain	-	-	(.12)	(.26)	(.98)
Distributions in excess of net realized gain	-	-	-	(.09)	-
Total distributions	-	-	(.12)	(.35)	(.98)
Net asset value, end of period	$ 13.17	$ 11.89	$ 14.68	$ 17.97	$ 19.92
Total ReturnA,B	10.77%	(19.01)%	(17.76)%	(8.25)%	28.02%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.12%	2.08%	1.98%	1.90%	1.96%
Expenses net of voluntary waivers, if any	2.05%	2.05%	1.98%	1.90%	1.96%
Expenses net of all reductions	2.00%	1.99%	1.94%	1.89%	1.95%
Net investment income (loss)	(.70)%	(.75)%	(.69)%	(.97)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,320	$ 84,325	$ 122,920	$ 156,488	$ 112,671
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 14.64	$ 17.92	$ 19.89	$ 16.54
Income from Investment Operations
Net investment income (loss)C	(.08)	(.09)	(.10)	(.20)	(.16)
Net realized and unrealized gain (loss)	1.36	(2.69)	(3.06)	(1.39)	4.54
Total from investment operations	1.28	(2.78)	(3.16)	(1.59)	4.38
Distributions from net realized gain	-	-	(.12)	(.29)	(1.03)
Distributions in excess of net realized gain	-	-	-	(.09)	-
Total distributions	-	-	(.12)	(.38)	(1.03)
Net asset value, end of period	$ 13.14	$ 11.86	$ 14.64	$ 17.92	$ 19.89
Total ReturnA,B	10.79%	(18.99)%	(17.76)%	(8.23)%	27.90%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.03%	2.02%	1.95%	1.90%	1.97%
Expenses net of voluntary waivers, if any	2.03%	2.02%	1.95%	1.90%	1.97%
Expenses net of all reductions	1.98%	1.96%	1.91%	1.88%	1.96%
Net investment income (loss)	(.68)%	(.71)%	(.65)%	(.96)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,426	$ 36,307	$ 50,216	$ 52,542	$ 30,468
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 15.22	$ 18.41	$ 20.33	$ 16.77
Income from Investment Operations
Net investment income (loss)B	.06	.06	.07	.02	.03
Net realized and unrealized gain (loss)	1.44	(2.81)	(3.14)	(1.45)	4.63
Total from investment operations	1.50	(2.75)	(3.07)	(1.43)	4.66
Distributions from net realized gain	-	-	(.12)	(.36)	(1.10)
Distributions in excess of net realized gain	-	-	-	(.13)	-
Total distributions	-	-	(.12)	(.49)	(1.10)
Net asset value, end of period	$ 13.97	$ 12.47	$ 15.22	$ 18.41	$ 20.33
Total ReturnA	12.03%	(18.07)%	(16.79)%	(7.31)%	29.37%
Ratios to Average Net AssetsC
Expenses before expense reductions	.89%	.88%	.85%	.82%	.91%
Expenses net of voluntary waivers, if any	.89%	.88%	.85%	.82%	.91%
Expenses net of all reductions	.84%	.82%	.82%	.81%	.90%
Net investment income (loss)	.46%	.43%	.44%	.11%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,877	$ 73,313	$ 23,495	$ 13,665	$ 13,856
Portfolio turnover rate	72%	96%	121%	92%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 71,382,705
Unrealized depreciation	(24,800,664)
Net unrealized appreciation (depreciation)	46,582,041
Capital loss carryforward	(204,866,972)
Cost for federal income tax purposes	$ 550,219,944

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 101,898	$ 147	$ 6,607
Class T	.27%	.25%	1,268,765	2,770	43,401
Class B	.75%	.25%	812,052	609,180	-
Class C	.75%	.25%	362,789	36,083	-
			$ 2,545,504	$ 648,180	$ 50,008

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,270
Class T	30,877
Class B*	244,800
Class C*	6,437
$ 317,384

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 149,245.39
Class T	700,159.29
Class B	381,707.47
Class C	140,764.39
Institutional Class	259,148.24
	$ 1,631,023

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $264,323 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	2.05%	$ 54,752

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 213,985
Class A	6,607	-
Class T	43,401	-
	$50,008	$213,985

Annual Report

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	1,236,279	1,304,610	$ 15,236,807	$ 17,706,051
Shares redeemed	(858,560)	(1,010,264)	(10,518,005)	(13,302,614)
Net increase (decrease)	377,719	294,346	$ 4,718,802	$ 4,403,437
Class T
Shares sold	5,625,571	5,477,589	$ 67,902,568	$ 73,235,441
Shares redeemed	(4,500,872)	(8,149,472)	(54,380,058)	(106,883,442)
Net increase (decrease)	1,124,699	(2,671,883)	$ 13,522,510	$ (33,648,001)
Class B
Shares sold	1,391,038	1,586,867	$ 16,264,692	$ 20,705,711
Shares redeemed	(1,779,494)	(2,864,909)	(20,723,150)	(36,856,060)
Net increase (decrease)	(388,456)	(1,278,042)	$ (4,458,458)	$ (16,150,349)
Class C
Shares sold	767,905	838,468	$ 9,087,854	$ 11,076,014
Shares redeemed	(753,494)	(1,206,209)	(8,815,541)	(15,430,206)
Net increase (decrease)	14,411	(367,741)	$ 272,313	$ (4,354,192)
Institutional Class
Shares sold	6,318,637	6,787,678	$ 78,604,659	$ 90,731,937
Shares redeemed	(1,832,584)	(2,450,500)	(22,199,847)	(29,061,690)
Net increase (decrease)	4,486,053	4,337,178	$ 56,404,812	$ 61,670,247

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Large Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Large Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Karen Firestone (47)

Year of Election or Appointment: 1999

Vice President of Advisor Large Cap. Ms. Firestone is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Large Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Large Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Large Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Large Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Strategic Dividend and Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Value Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LC-UANN-0104
1.786691.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	26.31%	12.36%	14.12%
Class T (incl. 3.50% sales charge)	29.15%	12.71%	14.33%
Class B (incl. contingent deferred sales charge) C	28.10%	12.64%	14.28%
Class C (incl. contingent deferred sales charge) D	32.07%	12.90%	14.15%

A From February 20, 1996.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee.

C Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's® Midcap 400 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, the fund's Class A, Class T, Class B and Class C shares returned 34.01%, 33.84%, 33.10% and 33.07%, respectively, compared with 27.89% for the Standard & Poor's MidCap 400 Index. Meanwhile, the LipperSM Mid-Cap Funds Average posted a return of 26.65%. Stock selection added meaningfully to the fund's returns versus the index in consumer durables and apparel, software and services, materials and capital goods. Conversely, performance was hurt by unrewarding stock selection in retailing, energy, pharmaceuticals and biotechnology, and food and staples retailing. Nextel Communications was the fund's top contributor both in absolute terms and compared with the index. Restructuring of the company's debt, strong free cash flow and a favorable competitive position aided the stock. Another strong performer was Embraer, a Brazilian manufacturer of regional jets that benefited from relatively strong demand for short-hop jet service. Weight Watchers was our largest detractor in absolute terms and relative to the benchmark. Delays in bringing new products to market and positive publicity about a competing weight-loss regimen hurt the stock. Baxter International also struggled, partly due to a glut in the market for blood plasma products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	7.0	1.9
Harman International Industries, Inc.	4.3	1.0
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	4.0	1.4
Safeway, Inc.	3.2	0.0
Citizens Communications Co.	3.2	5.1
EchoStar Communications Corp. Class A	3.0	2.4
Aramark Corp. Class B	2.4	2.2
Symbol Technologies, Inc.	2.3	1.7
Reebok International Ltd.	2.2	1.1
Cendant Corp.	2.2	0.0
	33.8
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.6	25.5
Industrials	20.7	9.3
Information Technology	12.7	8.0
Telecommunication Services	12.0	7.0
Health Care	8.0	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 98.0%		Stocks 90.0%
	Bonds 1.2%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 10.0%
* Foreign investments	14.7%	** Foreign investments	11.3%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 21.8%
Hotels, Restaurants & Leisure - 0.4%
Wynn Resorts Ltd. (a)	1,011,456	$ 25,175
Household Durables - 7.5%
D.R. Horton, Inc.	1,677,347	73,300
Harman International Industries, Inc. (e)	1,828,500	249,170
Lennar Corp. Class A	804,300	78,741
Toll Brothers, Inc. (a)	810,100	33,546
		434,757
Media - 6.4%
Cablevision Systems Corp. - NY Group Class A (a)	2,628,000	54,452
EchoStar Communications Corp. Class A (a)	5,045,500	173,969
Lamar Advertising Co. Class A (a)	1,677,000	59,030
Salem Communications Corp. Class A (a)	681,496	16,881
Walt Disney Co.	3,003,200	69,344
		373,676
Multiline Retail - 1.0%
Big Lots, Inc. (a)	1,206,900	17,693
Saks, Inc. (a)	2,568,400	39,502
		57,195
Specialty Retail - 3.1%
Circuit City Stores, Inc.	965,300	12,568
Dick's Sporting Goods, Inc. (a)(e)	855,600	44,987
Linens 'N Things, Inc. (a)	427,800	12,582
Weight Watchers International, Inc. (a)	2,938,500	108,548
		178,685
Textiles Apparel & Luxury Goods - 3.4%
Polo Ralph Lauren Corp. Class A	995,700	29,552
Reebok International Ltd. (e)	3,167,500	127,460
Tommy Hilfiger Corp. (a)	3,112,700	42,768
		199,780
TOTAL CONSUMER DISCRETIONARY		1,269,268
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 3.2%
Safeway, Inc. (a)	8,999,500	186,740
ENERGY - 7.7%
Energy Equipment & Services - 5.5%
BJ Services Co. (a)	1,641,600	52,351
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cooper Cameron Corp. (a)	644,900	$ 27,995
ENSCO International, Inc.	1,355,675	34,299
Grant Prideco, Inc. (a)	3,674,300	42,806
National-Oilwell, Inc. (a)	2,690,362	51,763
Rowan Companies, Inc. (a)	2,759,830	58,426
Weatherford International Ltd. (a)	1,555,702	50,996
		318,636
Oil & Gas - 2.2%
Burlington Resources, Inc.	1,131,800	56,816
Pioneer Natural Resources Co. (a)	1,858,300	52,701
Tsakos Energy Navigation Ltd. (e)	1,198,000	19,096
		128,613
TOTAL ENERGY		447,249
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Group, Inc. (a)	854,800	9,257
Commercial Banks - 0.7%
Banknorth Group, Inc.	1,232,000	40,373
Diversified Financial Services - 1.0%
CIT Group, Inc.	1,747,900	60,949
Insurance - 1.3%
AMBAC Financial Group, Inc.	396,700	27,273
Conseco, Inc. (a)	2,596,600	50,192
		77,465
Thrifts & Mortgage Finance - 2.7%
Countrywide Financial Corp.	991,800	104,734
Sovereign Bancorp, Inc.	2,266,800	51,366
		156,100
TOTAL FINANCIALS		344,144
HEALTH CARE - 8.0%
Health Care Equipment & Supplies - 4.1%
Baxter International, Inc.	3,962,900	110,248
Cytyc Corp. (a)	30,000	387
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	2,825,700	$ 85,110
Fisher Scientific International, Inc. (a)	1,035,400	41,696
		237,441
Health Care Providers & Services - 3.9%
Caremark Rx, Inc. (a)	1,190,900	31,797
Covance, Inc. (a)	557,000	14,554
DaVita, Inc. (a)	367,500	14,031
Health Management Associates, Inc. Class A	1,652,500	42,469
HealthSouth Corp. (a)(e)	26,800,300	112,293
Omnicare, Inc.	402,600	16,072
		231,216
TOTAL HEALTH CARE		468,657
INDUSTRIALS - 20.7%
Aerospace & Defense - 4.4%
Bombardier, Inc. Class B (sub. vtg.)	6,744,200	26,931
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	7,859,300	231,221
		258,152
Air Freight & Logistics - 1.1%
CNF, Inc.	1,864,950	62,327
Airlines - 5.9%
Alaska Air Group, Inc. (a)(e)	2,500,200	71,906
Atlantic Coast Airlines Holdings, Inc. (a)(e)	4,533,192	49,548
Continental Airlines, Inc. Class B (a)	2,533,700	47,254
JetBlue Airways Corp. (a)	1,961,775	71,526
Ryanair Holdings PLC sponsored ADR (a)	1,713,400	80,256
WestJet Airlines Ltd. (a)	1,000,100	21,818
		342,308
Commercial Services & Supplies - 7.0%
Aramark Corp. Class B (e)	5,226,500	141,899
Cendant Corp. (a)	5,687,700	126,039
Copart, Inc. (a)	90,500	1,086
Moore Wallace, Inc. (a)	6,989,440	120,532
Viad Corp.	719,300	17,688
		407,244
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.5%
Parker Hannifin Corp.	492,600	$ 27,088
Road & Rail - 1.8%
CSX Corp.	1,214,100	41,146
Norfolk Southern Corp.	1,973,800	42,259
Swift Transportation Co., Inc. (a)	1,186,607	23,637
		107,042
TOTAL INDUSTRIALS		1,204,161
INFORMATION TECHNOLOGY - 12.7%
Communications Equipment - 0.5%
CIENA Corp. (a)	4,227,600	29,931
Computers & Peripherals - 0.3%
Compal Electronics, Inc.	12,660,000	17,201
Electronic Equipment & Instruments - 4.7%
Celestica, Inc. (sub. vtg.) (a)	3,030,100	46,157
Flextronics International Ltd. (a)	3,350,000	53,701
Hon Hai Precision Industries Co. Ltd.	4,142,000	16,010
Ingram Micro, Inc. Class A (a)	1,775,300	25,884
Symbol Technologies, Inc.	9,422,400	131,442
		273,194
Internet Software & Services - 1.0%
DoubleClick, Inc. (a)	509,700	4,868
webMethods, Inc. (a)	1,526,759	14,886
Yahoo Japan Corp. (a)	2,745	36,097
		55,851
IT Services - 1.4%
BearingPoint, Inc. (a)	6,273,858	58,159
Computer Sciences Corp. (a)	592,700	24,538
		82,697
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc. (a)	2,959,100	53,205
ASML Holding NV (NY Shares) (a)	351,600	6,617
Integrated Circuit Systems, Inc. (a)	813,600	24,205
MediaTek, Inc.	2,241,000	19,818
NVIDIA Corp. (a)	470,000	9,941
		113,786
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 2.9%
Autodesk, Inc.	3,434,072	$ 79,739
BEA Systems, Inc. (a)	4,525,766	57,477
Quest Software, Inc. (a)	2,082,650	30,927
		168,143
TOTAL INFORMATION TECHNOLOGY		740,803
MATERIALS - 5.7%
Chemicals - 1.4%
Lyondell Chemical Co.	3,177,100	47,148
Olin Corp.	1,771,100	32,252
		79,400
Containers & Packaging - 1.0%
Pactiv Corp. (a)	2,520,900	56,569
Metals & Mining - 2.4%
Falconbridge Ltd.	3,632,800	72,785
Massey Energy Co.	51,400	714
Nucor Corp.	516,600	28,986
Peabody Energy Corp.	1,198,500	40,389
		142,874
Paper & Forest Products - 0.9%
Boise Cascade Corp.	1,795,800	52,994
TOTAL MATERIALS		331,837
TELECOMMUNICATION SERVICES - 11.6%
Diversified Telecommunication Services - 3.8%
Citizens Communications Co. (a)(e)	17,022,030	184,859
Covad Communications Group, Inc. (a)	2,371,000	9,484
TELUS Corp. (non-vtg.)	1,382,800	24,784
		219,127
Wireless Telecommunication Services - 7.8%
At Road, Inc. (a)(e)	3,602,131	45,351
Nextel Communications, Inc. Class A (a)	16,224,600	410,971
		456,322
TOTAL TELECOMMUNICATION SERVICES		675,449
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.7%
FirstEnergy Corp.	1,219,500	$ 42,256
TOTAL COMMON STOCKS (Cost $4,823,241)		5,710,564
Nonconvertible Bonds - 1.2%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.8%
Media - 0.8%
Telewest PLC:
11% 10/1/07 (c)	$ 75,226	44,195
yankee 9.625% 10/1/06 (c)	2,105	1,210
		45,405
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	10,490	5,035
0% 2/1/10 (c)(d)	8,342	3,712
9.875% 2/1/10 (c)	13,740	7,763
11.25% 11/1/08 (c)	8,910	5,212
		21,722
TOTAL NONCONVERTIBLE BONDS (Cost $53,472)		67,127
Money Market Funds - 4.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	130,227,234	$ 130,227
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	110,737,032	110,737
TOTAL MONEY MARKET FUNDS (Cost $240,964)		240,964
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $5,117,677)	6,018,655
NET OTHER ASSETS - (3.3)%	(192,611)
NET ASSETS - 100%	$ 5,826,044
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Canada	5.3%
Brazil	4.0%
Ireland	1.4%
United Kingdom	1.2%
Others (individually less than 1%)	2.8%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $7,945,747,000 and $6,341,665,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $537,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $27,408,000. The weighted average interest rate was 1.14%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $139,901,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $106,799) (cost $5,117,677) - See accompanying schedule		$ 6,018,655
Receivable for investments sold		88,462
Receivable for fund shares sold		15,272
Dividends receivable		2,649
Interest receivable		43
Prepaid expenses		22
Other receivables		1,904
Total assets		6,127,007

Liabilities
Payable to custodian bank	$ 10,523
Payable for investments purchased	165,953
Payable for fund shares redeemed	7,229
Accrued management fee	2,695
Distribution fees payable	2,531
Other affiliated payables	1,198
Other payables and accrued expenses	97
Collateral on securities loaned, at value	110,737
Total liabilities		300,963

Net Assets		$ 5,826,044
Net Assets consist of:
Paid in capital		$ 5,086,185
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,008)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		900,867
Net Assets		$ 5,826,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($877,094 ÷ 41,609 shares)	$ 21.08

Maximum offering price per share (100/94.25 of $21.08)	$ 22.37
Class T: Net Asset Value and redemption price per share ($3,227,574 ÷ 151,961 shares)	$ 21.24

Maximum offering price per share (100/96.50 of $21.24)	$ 22.01
Class B: Net Asset Value and offering price per share ($828,640 ÷ 40,407 shares) A	$ 20.51

Class C: Net Asset Value and offering price per share ($499,657 ÷ 24,347 shares) A	$ 20.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($393,079 ÷ 18,249 shares)	$ 21.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends (including $1,325 received from affiliated issuers)		$ 27,384
Interest		2,772
Security lending		660
Total income		30,816

Expenses
Management fee	$ 23,654
Transfer agent fees	11,369
Distribution fees	23,395
Accounting and security lending fees	635
Non-interested trustees' compensation	20
Custodian fees and expenses	142
Registration fees	219
Audit	51
Legal	22
Interest	3
Miscellaneous	42
Total expenses before reductions	59,552
Expense reductions	(5,881)	53,671
Net investment income (loss)		(22,855)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $9,548 on sales of investments in affiliated issuers)	423,691
Foreign currency transactions	(64)
Futures contracts	(1,385)
Total net realized gain (loss)		422,242
Change in net unrealized appreciation (depreciation) on: Investment securities	886,527
Assets and liabilities in foreign currencies	(113)
Futures contracts	222
Total change in net unrealized appreciation (depreciation)		886,636
Net gain (loss)		1,308,878
Net increase (decrease) in net assets resulting from operations		$ 1,286,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (22,855)	$ (18,200)
Net realized gain (loss)	422,242	(350,730)
Change in net unrealized appreciation (depreciation)	886,636	(78,264)
Net increase (decrease) in net assets resulting from operations	1,286,023	(447,194)
Distributions to shareholders from net investment income	-	(1,800)
Share transactions - net increase (decrease)	1,377,548	1,020,890
Total increase (decrease) in net assets	2,663,571	571,896

Net Assets
Beginning of period	3,162,473	2,590,577
End of period	$ 5,826,044	$ 3,162,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 17.95	$ 22.36	$ 17.12	$ 13.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06) E	.08	.01	(.05)
Net realized and unrealized gain (loss)	5.41	(2.10) E	(2.43)	6.63	3.92
Total from investment operations	5.35	(2.16)	(2.35)	6.64	3.87
Distributions from net investment income	-	(.06)	(.04)	-	-
Distributions from net realized gain	-	-	(2.02)	(1.40)	(.46)
Total distributions	-	(.06)	(2.06)	(1.40)	(.46)
Net asset value, end of period	$ 21.08	$ 15.73	$ 17.95	$ 22.36	$ 17.12
Total Return A,B	34.01%	(12.09)%	(11.73)%	41.50%	29.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.26%	1.16%	1.14%	1.17%
Expenses net of voluntary waivers, if any	1.21%	1.26%	1.16%	1.14%	1.17%
Expenses net of all reductions	1.07%	1.08%	1.07%	1.11%	1.16%
Net investment income (loss)	(.31)%	(.33)%E	.42%	.04%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 877	$ 384	$ 233	$ 134	$ 26
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 18.09	$ 22.49	$ 17.19	$ 13.75
Income from Investment Operations
Net investment income (loss)C	(.09)	(.09) E	.04	(.04)	(.08)
Net realized and unrealized gain (loss)	5.46	(2.13) E	(2.44)	6.69	3.94
Total from investment operations	5.37	(2.22)	(2.40)	6.65	3.86
Distributions from net realized gain	-	-	(2.00)	(1.35)	(.42)
Net asset value, end of period	$ 21.24	$ 15.87	$ 18.09	$ 22.49	$ 17.19
Total Return A,B	33.84%	(12.27)%	(11.86)%	41.26%	28.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.39%	1.44%	1.36%	1.35%	1.39%
Expenses net of voluntary waivers, if any	1.39%	1.44%	1.36%	1.35%	1.39%
Expenses net of all reductions	1.24%	1.26%	1.28%	1.31%	1.37%
Net investment income (loss)	(.48)%	(.51)%E	.21%	(.17)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,228	$ 1,712	$ 1,405	$ 1,270	$ 505
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 17.66	$ 22.06	$ 16.93	$ 13.58
Income from Investment Operations
Net investment income (loss) C	(.18)	(.18) E	(.07)	(.15)	(.16)
Net realized and unrealized gain (loss)	5.28	(2.07) E	(2.40)	6.58	3.90
Total from investment operations	5.10	(2.25)	(2.47)	6.43	3.74
Distributions from net realized gain	-	-	(1.93)	(1.30)	(.39)
Net asset value, end of period	$ 20.51	$ 15.41	$ 17.66	$ 22.06	$ 16.93
Total Return A,B	33.10%	(12.74)%	(12.41)%	40.45%	28.32%
Ratios to Average Net Assets D
Expenses before expense reductions	1.98%	1.98%	1.93%	1.89%	1.91%
Expenses net of voluntary waivers, if any	1.98%	1.98%	1.93%	1.89%	1.91%
Expenses net of all reductions	1.84%	1.80%	1.85%	1.85%	1.89%
Net investment income (loss)	(1.08)%	(1.05)%E	(.35)%	(.71)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 829	$ 550	$ 529	$ 406	$ 117
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.42	$ 17.66	$ 22.08	$ 16.97	$ 13.64
Income from Investment Operations
Net investment income (loss) C	(.18)	(.17) E	(.06)	(.15)	(.16)
Net realized and unrealized gain (loss)	5.28	(2.07) E	(2.40)	6.59	3.90
Total from investment operations	5.10	(2.24)	(2.46)	6.44	3.74
Distributions from net realized gain	-	-	(1.96)	(1.33)	(.41)
Net asset value, end of period	$ 20.52	$ 15.42	$ 17.66	$ 22.08	$ 16.97
Total Return A,B	33.07%	(12.68)%	(12.37)%	40.47%	28.24%
Ratios to Average Net Assets D
Expenses before expense reductions	1.92%	1.93%	1.90%	1.86%	1.91%
Expenses net of voluntary waivers, if any	1.92%	1.93%	1.90%	1.86%	1.91%
Expenses net of all reductions	1.78%	1.75%	1.81%	1.82%	1.90%
Net investment income (loss)	(1.02)%	(1.00)%E	(.32)%	(.68)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 500	$ 296	$ 259	$ 187	$ 37
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 18.22	$ 22.63	$ 17.28	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.02	.02 D	.15	.08	-E
Net realized and unrealized gain (loss)	5.52	(2.14)D	(2.46)	6.70	3.95
Total from investment operations	5.54	(2.12)	(2.31)	6.78	3.95
Distributions from net investment income	-	(.10)	(.08)	-	-
Distributions from net realized gain	-	-	(2.02)	(1.43)	(.49)
Total distributions	-	(.10)	(2.10)	(1.43)	(.49)
Net asset value, end of period	$ 21.54	$ 16.00	$ 18.22	$ 22.63	$ 17.28
Total Return A	34.63%	(11.72)%	(11.41)%	42.01%	29.59%
Ratios to Average Net Assets C
Expenses before expense reductions	.81%	.82%	.82%	.83%	.86%
Expenses net of voluntary waivers, if any	.81%	.82%	.82%	.83%	.86%
Expenses net of all reductions	.66%	.64%	.73%	.79%	.84%
Net investment income (loss)	.09%	.11% D	.76%	.35%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 393	$ 221	$ 165	$ 90	$ 49
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 990,387	|
Unrealized depreciation	(110,664)
Net unrealized appreciation (depreciation)	879,723
Capital loss carryforward	(139,901)
Cost for federal income tax purposes	$ 5,138,932

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ -	$ 1,800

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 1,552	$ -	$ 169
Class T	.28%	.25%	11,968	106	733
Class B	.75%	.25%	6,322	4,742	-
Class C	.75%	.25%	3,553	921	-
			$ 23,395	$ 5,769	$ 902

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 593
Class T	227
Class B*	1,490
Class C*	50
$ 2,360

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,803.33
Class T	5,515.25
Class B	2,365.37
Class C	1,124.32
Institutional Class	562.20
	$ 11,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,732 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 4,975	$ 4
Class A	169	-	-
Class T	733	-	-
	$ 902	$ 4,975	$ 4

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended November 30,	2003	2002
From net investment income
Class A	$ -	$ 822
Institutional Class	-	978
Total	$ -	$ 1,800

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended November 30,	2003	2002	2003	2002
Class A
Shares sold	24,048	16,535	$ 431,305	$ 286,057
Reinvestment of distributions	-	41	-	773
Shares redeemed	(6,824)	(5,150)	(119,222)	(86,019)
Net increase (decrease)	17,224	11,426	$ 312,083	$ 200,811
Class T
Shares sold	71,134	58,922	$ 1,270,088	$ 1,024,241
Shares redeemed	(27,037)	(28,754)	(469,474)	(480,003)
Net increase (decrease)	44,097	30,168	$ 800,614	$ 544,238
Class B
Shares sold	10,225	14,582	$ 177,584	$ 253,803
Shares redeemed	(5,510)	(8,844)	(90,087)	(143,885)
Net increase (decrease)	4,715	5,738	$ 87,497	$ 109,918
Class C
Shares sold	8,995	9,831	$ 158,819	$ 168,957
Shares redeemed	(3,835)	(5,302)	(63,679)	(87,374)
Net increase (decrease)	5,160	4,529	$ 95,140	$ 81,583
Institutional Class
Shares sold	8,247	8,735	$ 149,392	$ 152,931
Reinvestment of distributions	-	32	-	600
Shares redeemed	(3,802)	(4,018)	(67,178)	(69,191)
Net increase (decrease)	4,445	4,749	$ 82,214	$ 84,340

Annual Report

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AdvancePCS Class A	$ -	$ 19,744	$ -	$ -
Alaska Air Group, Inc.	30,249	-	-	71,906
Aramark Corp. Class B	33,864	11,048	271	141,899
At Road, Inc.	10,384	-	-	45,351
Atlantic Coast Airlines Holdings, Inc.	18,660	499	-	49,548
Citizens Communications Co.	37,415	26,318	-	184,859
Dick's Sporting Goods, Inc.	-	-	-	44,987
Harman International Industries, Inc.	20,779	-	44	249,170
HealthSouth Corp.	16,998	-	-	112,293
J2 Global Communications, Inc.	14,000	15,412	-	-
Massey Energy Corp.	-	10,407	172	-
Moore Wallace, Inc.	10,296	-	-	-
Tsakos Energy Navigation Ltd.	2,442	-	838	19,096
Reebok International Ltd.	9,995	14,641	-	127,460
TOTALS	$ 205,082	$ 98,069	$ 1,325	$ 1,046,569

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Prev-iously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Peter Saperstone (36)
Year of Election or Appointment: 2003 Vice President of Advisor Mid Cap. Prior to assuming his current responsibilities, Mr. Saperstone managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Mid Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mid Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MC-UANN-0104
1.786695.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fundA
Institutional Class	34.63%	14.14%	15.44%

A From February 20, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's® Midcap 400 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, the fund's Institutional Class shares returned 34.63%, compared with 27.89% for the Standard & Poor's MidCap 400 Index. Meanwhile, the LipperSM Mid-Cap Funds Average posted a return of 26.65%. Stock selection added meaningfully to the fund's returns versus the index in consumer durables and apparel, software and services, materials and capital goods. Conversely, performance was hurt by unrewarding stock selection in retailing, energy, pharmaceuticals and biotechnology, and food and staples retailing. Nextel Communications was the fund's top contributor both in absolute terms and compared with the index. Restructuring of the company's debt, strong free cash flow and a favorable competitive position aided the stock. Another strong performer was Embraer, a Brazilian manufacturer of regional jets that benefited from relatively strong demand for short-hop jet service. Weight Watchers was our largest detractor in absolute terms and relative to the benchmark. Delays in bringing new products to market and positive publicity about a competing weight-loss regimen hurt the stock. Baxter International also struggled, partly due to a glut in the market for blood plasma products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	7.0	1.9
Harman International Industries, Inc.	4.3	1.0
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	4.0	1.4
Safeway, Inc.	3.2	0.0
Citizens Communications Co.	3.2	5.1
EchoStar Communications Corp. Class A	3.0	2.4
Aramark Corp. Class B	2.4	2.2
Symbol Technologies, Inc.	2.3	1.7
Reebok International Ltd.	2.2	1.1
Cendant Corp.	2.2	0.0
	33.8
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.6	25.5
Industrials	20.7	9.3
Information Technology	12.7	8.0
Telecommunication Services	12.0	7.0
Health Care	8.0	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 98.0%		Stocks 90.0%
	Bonds 1.2%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 10.0%
* Foreign investments	14.7%	** Foreign investments	11.3%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 21.8%
Hotels, Restaurants & Leisure - 0.4%
Wynn Resorts Ltd. (a)	1,011,456	$ 25,175
Household Durables - 7.5%
D.R. Horton, Inc.	1,677,347	73,300
Harman International Industries, Inc. (e)	1,828,500	249,170
Lennar Corp. Class A	804,300	78,741
Toll Brothers, Inc. (a)	810,100	33,546
		434,757
Media - 6.4%
Cablevision Systems Corp. - NY Group Class A (a)	2,628,000	54,452
EchoStar Communications Corp. Class A (a)	5,045,500	173,969
Lamar Advertising Co. Class A (a)	1,677,000	59,030
Salem Communications Corp. Class A (a)	681,496	16,881
Walt Disney Co.	3,003,200	69,344
		373,676
Multiline Retail - 1.0%
Big Lots, Inc. (a)	1,206,900	17,693
Saks, Inc. (a)	2,568,400	39,502
		57,195
Specialty Retail - 3.1%
Circuit City Stores, Inc.	965,300	12,568
Dick's Sporting Goods, Inc. (a)(e)	855,600	44,987
Linens 'N Things, Inc. (a)	427,800	12,582
Weight Watchers International, Inc. (a)	2,938,500	108,548
		178,685
Textiles Apparel & Luxury Goods - 3.4%
Polo Ralph Lauren Corp. Class A	995,700	29,552
Reebok International Ltd. (e)	3,167,500	127,460
Tommy Hilfiger Corp. (a)	3,112,700	42,768
		199,780
TOTAL CONSUMER DISCRETIONARY		1,269,268
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 3.2%
Safeway, Inc. (a)	8,999,500	186,740
ENERGY - 7.7%
Energy Equipment & Services - 5.5%
BJ Services Co. (a)	1,641,600	52,351
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cooper Cameron Corp. (a)	644,900	$ 27,995
ENSCO International, Inc.	1,355,675	34,299
Grant Prideco, Inc. (a)	3,674,300	42,806
National-Oilwell, Inc. (a)	2,690,362	51,763
Rowan Companies, Inc. (a)	2,759,830	58,426
Weatherford International Ltd. (a)	1,555,702	50,996
		318,636
Oil & Gas - 2.2%
Burlington Resources, Inc.	1,131,800	56,816
Pioneer Natural Resources Co. (a)	1,858,300	52,701
Tsakos Energy Navigation Ltd. (e)	1,198,000	19,096
		128,613
TOTAL ENERGY		447,249
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Group, Inc. (a)	854,800	9,257
Commercial Banks - 0.7%
Banknorth Group, Inc.	1,232,000	40,373
Diversified Financial Services - 1.0%
CIT Group, Inc.	1,747,900	60,949
Insurance - 1.3%
AMBAC Financial Group, Inc.	396,700	27,273
Conseco, Inc. (a)	2,596,600	50,192
		77,465
Thrifts & Mortgage Finance - 2.7%
Countrywide Financial Corp.	991,800	104,734
Sovereign Bancorp, Inc.	2,266,800	51,366
		156,100
TOTAL FINANCIALS		344,144
HEALTH CARE - 8.0%
Health Care Equipment & Supplies - 4.1%
Baxter International, Inc.	3,962,900	110,248
Cytyc Corp. (a)	30,000	387
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	2,825,700	$ 85,110
Fisher Scientific International, Inc. (a)	1,035,400	41,696
		237,441
Health Care Providers & Services - 3.9%
Caremark Rx, Inc. (a)	1,190,900	31,797
Covance, Inc. (a)	557,000	14,554
DaVita, Inc. (a)	367,500	14,031
Health Management Associates, Inc. Class A	1,652,500	42,469
HealthSouth Corp. (a)(e)	26,800,300	112,293
Omnicare, Inc.	402,600	16,072
		231,216
TOTAL HEALTH CARE		468,657
INDUSTRIALS - 20.7%
Aerospace & Defense - 4.4%
Bombardier, Inc. Class B (sub. vtg.)	6,744,200	26,931
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	7,859,300	231,221
		258,152
Air Freight & Logistics - 1.1%
CNF, Inc.	1,864,950	62,327
Airlines - 5.9%
Alaska Air Group, Inc. (a)(e)	2,500,200	71,906
Atlantic Coast Airlines Holdings, Inc. (a)(e)	4,533,192	49,548
Continental Airlines, Inc. Class B (a)	2,533,700	47,254
JetBlue Airways Corp. (a)	1,961,775	71,526
Ryanair Holdings PLC sponsored ADR (a)	1,713,400	80,256
WestJet Airlines Ltd. (a)	1,000,100	21,818
		342,308
Commercial Services & Supplies - 7.0%
Aramark Corp. Class B (e)	5,226,500	141,899
Cendant Corp. (a)	5,687,700	126,039
Copart, Inc. (a)	90,500	1,086
Moore Wallace, Inc. (a)	6,989,440	120,532
Viad Corp.	719,300	17,688
		407,244
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.5%
Parker Hannifin Corp.	492,600	$ 27,088
Road & Rail - 1.8%
CSX Corp.	1,214,100	41,146
Norfolk Southern Corp.	1,973,800	42,259
Swift Transportation Co., Inc. (a)	1,186,607	23,637
		107,042
TOTAL INDUSTRIALS		1,204,161
INFORMATION TECHNOLOGY - 12.7%
Communications Equipment - 0.5%
CIENA Corp. (a)	4,227,600	29,931
Computers & Peripherals - 0.3%
Compal Electronics, Inc.	12,660,000	17,201
Electronic Equipment & Instruments - 4.7%
Celestica, Inc. (sub. vtg.) (a)	3,030,100	46,157
Flextronics International Ltd. (a)	3,350,000	53,701
Hon Hai Precision Industries Co. Ltd.	4,142,000	16,010
Ingram Micro, Inc. Class A (a)	1,775,300	25,884
Symbol Technologies, Inc.	9,422,400	131,442
		273,194
Internet Software & Services - 1.0%
DoubleClick, Inc. (a)	509,700	4,868
webMethods, Inc. (a)	1,526,759	14,886
Yahoo Japan Corp. (a)	2,745	36,097
		55,851
IT Services - 1.4%
BearingPoint, Inc. (a)	6,273,858	58,159
Computer Sciences Corp. (a)	592,700	24,538
		82,697
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc. (a)	2,959,100	53,205
ASML Holding NV (NY Shares) (a)	351,600	6,617
Integrated Circuit Systems, Inc. (a)	813,600	24,205
MediaTek, Inc.	2,241,000	19,818
NVIDIA Corp. (a)	470,000	9,941
		113,786
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 2.9%
Autodesk, Inc.	3,434,072	$ 79,739
BEA Systems, Inc. (a)	4,525,766	57,477
Quest Software, Inc. (a)	2,082,650	30,927
		168,143
TOTAL INFORMATION TECHNOLOGY		740,803
MATERIALS - 5.7%
Chemicals - 1.4%
Lyondell Chemical Co.	3,177,100	47,148
Olin Corp.	1,771,100	32,252
		79,400
Containers & Packaging - 1.0%
Pactiv Corp. (a)	2,520,900	56,569
Metals & Mining - 2.4%
Falconbridge Ltd.	3,632,800	72,785
Massey Energy Co.	51,400	714
Nucor Corp.	516,600	28,986
Peabody Energy Corp.	1,198,500	40,389
		142,874
Paper & Forest Products - 0.9%
Boise Cascade Corp.	1,795,800	52,994
TOTAL MATERIALS		331,837
TELECOMMUNICATION SERVICES - 11.6%
Diversified Telecommunication Services - 3.8%
Citizens Communications Co. (a)(e)	17,022,030	184,859
Covad Communications Group, Inc. (a)	2,371,000	9,484
TELUS Corp. (non-vtg.)	1,382,800	24,784
		219,127
Wireless Telecommunication Services - 7.8%
At Road, Inc. (a)(e)	3,602,131	45,351
Nextel Communications, Inc. Class A (a)	16,224,600	410,971
		456,322
TOTAL TELECOMMUNICATION SERVICES		675,449
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.7%
FirstEnergy Corp.	1,219,500	$ 42,256
TOTAL COMMON STOCKS (Cost $4,823,241)		5,710,564
Nonconvertible Bonds - 1.2%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.8%
Media - 0.8%
Telewest PLC:
11% 10/1/07 (c)	$ 75,226	44,195
yankee 9.625% 10/1/06 (c)	2,105	1,210
		45,405
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	10,490	5,035
0% 2/1/10 (c)(d)	8,342	3,712
9.875% 2/1/10 (c)	13,740	7,763
11.25% 11/1/08 (c)	8,910	5,212
		21,722
TOTAL NONCONVERTIBLE BONDS (Cost $53,472)		67,127
Money Market Funds - 4.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	130,227,234	$ 130,227
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	110,737,032	110,737
TOTAL MONEY MARKET FUNDS (Cost $240,964)		240,964
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $5,117,677)	6,018,655
NET OTHER ASSETS - (3.3)%	(192,611)
NET ASSETS - 100%	$ 5,826,044
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Canada	5.3%
Brazil	4.0%
Ireland	1.4%
United Kingdom	1.2%
Others (individually less than 1%)	2.8%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $7,945,747,000 and $6,341,665,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $537,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $27,408,000. The weighted average interest rate was 1.14%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $139,901,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $106,799) (cost $5,117,677) - See accompanying schedule		$ 6,018,655
Receivable for investments sold		88,462
Receivable for fund shares sold		15,272
Dividends receivable		2,649
Interest receivable		43
Prepaid expenses		22
Other receivables		1,904
Total assets		6,127,007

Liabilities
Payable to custodian bank	$ 10,523
Payable for investments purchased	165,953
Payable for fund shares redeemed	7,229
Accrued management fee	2,695
Distribution fees payable	2,531
Other affiliated payables	1,198
Other payables and accrued expenses	97
Collateral on securities loaned, at value	110,737
Total liabilities		300,963

Net Assets		$ 5,826,044
Net Assets consist of:
Paid in capital		$ 5,086,185
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,008)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		900,867
Net Assets		$ 5,826,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($877,094 ÷ 41,609 shares)	$ 21.08

Maximum offering price per share (100/94.25 of $21.08)	$ 22.37
Class T: Net Asset Value and redemption price per share ($3,227,574 ÷ 151,961 shares)	$ 21.24

Maximum offering price per share (100/96.50 of $21.24)	$ 22.01
Class B: Net Asset Value and offering price per share ($828,640 ÷ 40,407 shares) A	$ 20.51

Class C: Net Asset Value and offering price per share ($499,657 ÷ 24,347 shares) A	$ 20.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($393,079 ÷ 18,249 shares)	$ 21.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends (including $1,325 received from affiliated issuers)		$ 27,384
Interest		2,772
Security lending		660
Total income		30,816

Expenses
Management fee	$ 23,654
Transfer agent fees	11,369
Distribution fees	23,395
Accounting and security lending fees	635
Non-interested trustees' compensation	20
Custodian fees and expenses	142
Registration fees	219
Audit	51
Legal	22
Interest	3
Miscellaneous	42
Total expenses before reductions	59,552
Expense reductions	(5,881)	53,671
Net investment income (loss)		(22,855)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $9,548 on sales of investments in affiliated issuers)	423,691
Foreign currency transactions	(64)
Futures contracts	(1,385)
Total net realized gain (loss)		422,242
Change in net unrealized appreciation (depreciation) on: Investment securities	886,527
Assets and liabilities in foreign currencies	(113)
Futures contracts	222
Total change in net unrealized appreciation (depreciation)		886,636
Net gain (loss)		1,308,878
Net increase (decrease) in net assets resulting from operations		$ 1,286,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (22,855)	$ (18,200)
Net realized gain (loss)	422,242	(350,730)
Change in net unrealized appreciation (depreciation)	886,636	(78,264)
Net increase (decrease) in net assets resulting from operations	1,286,023	(447,194)
Distributions to shareholders from net investment income	-	(1,800)
Share transactions - net increase (decrease)	1,377,548	1,020,890
Total increase (decrease) in net assets	2,663,571	571,896

Net Assets
Beginning of period	3,162,473	2,590,577
End of period	$ 5,826,044	$ 3,162,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 17.95	$ 22.36	$ 17.12	$ 13.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06) E	.08	.01	(.05)
Net realized and unrealized gain (loss)	5.41	(2.10) E	(2.43)	6.63	3.92
Total from investment operations	5.35	(2.16)	(2.35)	6.64	3.87
Distributions from net investment income	-	(.06)	(.04)	-	-
Distributions from net realized gain	-	-	(2.02)	(1.40)	(.46)
Total distributions	-	(.06)	(2.06)	(1.40)	(.46)
Net asset value, end of period	$ 21.08	$ 15.73	$ 17.95	$ 22.36	$ 17.12
Total Return A,B	34.01%	(12.09)%	(11.73)%	41.50%	29.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.26%	1.16%	1.14%	1.17%
Expenses net of voluntary waivers, if any	1.21%	1.26%	1.16%	1.14%	1.17%
Expenses net of all reductions	1.07%	1.08%	1.07%	1.11%	1.16%
Net investment income (loss)	(.31)%	(.33)%E	.42%	.04%	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 877	$ 384	$ 233	$ 134	$ 26
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 18.09	$ 22.49	$ 17.19	$ 13.75
Income from Investment Operations
Net investment income (loss)C	(.09)	(.09) E	.04	(.04)	(.08)
Net realized and unrealized gain (loss)	5.46	(2.13) E	(2.44)	6.69	3.94
Total from investment operations	5.37	(2.22)	(2.40)	6.65	3.86
Distributions from net realized gain	-	-	(2.00)	(1.35)	(.42)
Net asset value, end of period	$ 21.24	$ 15.87	$ 18.09	$ 22.49	$ 17.19
Total Return A,B	33.84%	(12.27)%	(11.86)%	41.26%	28.93%
Ratios to Average Net Assets D
Expenses before expense reductions	1.39%	1.44%	1.36%	1.35%	1.39%
Expenses net of voluntary waivers, if any	1.39%	1.44%	1.36%	1.35%	1.39%
Expenses net of all reductions	1.24%	1.26%	1.28%	1.31%	1.37%
Net investment income (loss)	(.48)%	(.51)%E	.21%	(.17)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,228	$ 1,712	$ 1,405	$ 1,270	$ 505
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 17.66	$ 22.06	$ 16.93	$ 13.58
Income from Investment Operations
Net investment income (loss) C	(.18)	(.18) E	(.07)	(.15)	(.16)
Net realized and unrealized gain (loss)	5.28	(2.07) E	(2.40)	6.58	3.90
Total from investment operations	5.10	(2.25)	(2.47)	6.43	3.74
Distributions from net realized gain	-	-	(1.93)	(1.30)	(.39)
Net asset value, end of period	$ 20.51	$ 15.41	$ 17.66	$ 22.06	$ 16.93
Total Return A,B	33.10%	(12.74)%	(12.41)%	40.45%	28.32%
Ratios to Average Net Assets D
Expenses before expense reductions	1.98%	1.98%	1.93%	1.89%	1.91%
Expenses net of voluntary waivers, if any	1.98%	1.98%	1.93%	1.89%	1.91%
Expenses net of all reductions	1.84%	1.80%	1.85%	1.85%	1.89%
Net investment income (loss)	(1.08)%	(1.05)%E	(.35)%	(.71)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 829	$ 550	$ 529	$ 406	$ 117
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.42	$ 17.66	$ 22.08	$ 16.97	$ 13.64
Income from Investment Operations
Net investment income (loss) C	(.18)	(.17) E	(.06)	(.15)	(.16)
Net realized and unrealized gain (loss)	5.28	(2.07) E	(2.40)	6.59	3.90
Total from investment operations	5.10	(2.24)	(2.46)	6.44	3.74
Distributions from net realized gain	-	-	(1.96)	(1.33)	(.41)
Net asset value, end of period	$ 20.52	$ 15.42	$ 17.66	$ 22.08	$ 16.97
Total Return A,B	33.07%	(12.68)%	(12.37)%	40.47%	28.24%
Ratios to Average Net Assets D
Expenses before expense reductions	1.92%	1.93%	1.90%	1.86%	1.91%
Expenses net of voluntary waivers, if any	1.92%	1.93%	1.90%	1.86%	1.91%
Expenses net of all reductions	1.78%	1.75%	1.81%	1.82%	1.90%
Net investment income (loss)	(1.02)%	(1.00)%E	(.32)%	(.68)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 500	$ 296	$ 259	$ 187	$ 37
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 18.22	$ 22.63	$ 17.28	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.02	.02 D	.15	.08	-E
Net realized and unrealized gain (loss)	5.52	(2.14)D	(2.46)	6.70	3.95
Total from investment operations	5.54	(2.12)	(2.31)	6.78	3.95
Distributions from net investment income	-	(.10)	(.08)	-	-
Distributions from net realized gain	-	-	(2.02)	(1.43)	(.49)
Total distributions	-	(.10)	(2.10)	(1.43)	(.49)
Net asset value, end of period	$ 21.54	$ 16.00	$ 18.22	$ 22.63	$ 17.28
Total Return A	34.63%	(11.72)%	(11.41)%	42.01%	29.59%
Ratios to Average Net Assets C
Expenses before expense reductions	.81%	.82%	.82%	.83%	.86%
Expenses net of voluntary waivers, if any	.81%	.82%	.82%	.83%	.86%
Expenses net of all reductions	.66%	.64%	.73%	.79%	.84%
Net investment income (loss)	.09%	.11% D	.76%	.35%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 393	$ 221	$ 165	$ 90	$ 49
Portfolio turnover rate	164%	221%	243%	251%	163%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 990,387	|
Unrealized depreciation	(110,664)
Net unrealized appreciation (depreciation)	879,723
Capital loss carryforward	(139,901)
Cost for federal income tax purposes	$ 5,138,932

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ -	$ 1,800

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 1,552	$ -	$ 169
Class T	.28%	.25%	11,968	106	733
Class B	.75%	.25%	6,322	4,742	-
Class C	.75%	.25%	3,553	921	-
			$ 23,395	$ 5,769	$ 902

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 593
Class T	227
Class B*	1,490
Class C*	50
$ 2,360

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,803.33
Class T	5,515.25
Class B	2,365.37
Class C	1,124.32
Institutional Class	562.20
	$ 11,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,732 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 4,975	$ 4
Class A	169	-	-
Class T	733	-	-
	$ 902	$ 4,975	$ 4

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended November 30,	2003	2002
From net investment income
Class A	$ -	$ 822
Institutional Class	-	978
Total	$ -	$ 1,800

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended November 30,	2003	2002	2003	2002
Class A
Shares sold	24,048	16,535	$ 431,305	$ 286,057
Reinvestment of distributions	-	41	-	773
Shares redeemed	(6,824)	(5,150)	(119,222)	(86,019)
Net increase (decrease)	17,224	11,426	$ 312,083	$ 200,811
Class T
Shares sold	71,134	58,922	$ 1,270,088	$ 1,024,241
Shares redeemed	(27,037)	(28,754)	(469,474)	(480,003)
Net increase (decrease)	44,097	30,168	$ 800,614	$ 544,238
Class B
Shares sold	10,225	14,582	$ 177,584	$ 253,803
Shares redeemed	(5,510)	(8,844)	(90,087)	(143,885)
Net increase (decrease)	4,715	5,738	$ 87,497	$ 109,918
Class C
Shares sold	8,995	9,831	$ 158,819	$ 168,957
Shares redeemed	(3,835)	(5,302)	(63,679)	(87,374)
Net increase (decrease)	5,160	4,529	$ 95,140	$ 81,583
Institutional Class
Shares sold	8,247	8,735	$ 149,392	$ 152,931
Reinvestment of distributions	-	32	-	600
Shares redeemed	(3,802)	(4,018)	(67,178)	(69,191)
Net increase (decrease)	4,445	4,749	$ 82,214	$ 84,340

Annual Report

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AdvancePCS Class A	$ -	$ 19,744	$ -	$ -
Alaska Air Group, Inc.	30,249	-	-	71,906
Aramark Corp. Class B	33,864	11,048	271	141,899
At Road, Inc.	10,384	-	-	45,351
Atlantic Coast Airlines Holdings, Inc.	18,660	499	-	49,548
Citizens Communications Co.	37,415	26,318	-	184,859
Dick's Sporting Goods, Inc.	-	-	-	44,987
Harman International Industries, Inc.	20,779	-	44	249,170
HealthSouth Corp.	16,998	-	-	112,293
J2 Global Communications, Inc.	14,000	15,412	-	-
Massey Energy Corp.	-	10,407	172	-
Moore Wallace, Inc.	10,296	-	-	-
Tsakos Energy Navigation Ltd.	2,442	-	838	19,096
Reebok International Ltd.	9,995	14,641	-	127,460
TOTALS	$ 205,082	$ 98,069	$ 1,325	$ 1,046,569

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Prev-iously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Peter Saperstone (36)
Year of Election or Appointment: 2003 Vice President of Advisor Mid Cap. Prior to assuming his current responsibilities, Mr. Saperstone managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Mid Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mid Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MCI-UANN-0104
1.786696.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.
Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	18.90%	9.07%	13.13%
Class T (incl. 3.50% sales charge)	21.44%	9.30%	13.35%
Class B (incl. contingent deferred sales charge) B	20.12%	9.23%	13.39%
Class C (incl. contingent deferred sales charge) C	24.21%	9.56%	13.61%

A From September 9, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Advisor Small Cap Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

Against this backdrop, Fidelity Advisor Small Cap's Class A, Class T, Class B and Class C shares returned 26.16%, 25.84%, 25.12% and 25.21%, respectively, from December 1, 2002 to November 30, 2003. These returns lagged those of the Russell 2000® Index, which gained 36.29% during the period, and the LipperSM Small Cap Funds average, which returned 32.42%. This disparity in performance stemmed mostly from the fact that the best-performing small-cap stocks were those on the smaller end of the spectrum, especially those that were under duress entering the period. The fund owned a few of these names, but not enough to keep pace with its benchmarks. Subpar stock picking within the information technology area also hampered performance, as did the weak performance of several holdings, including: solid waste firm Waste Connections; Mettler-Toledo, which sells scales and other weight measurement equipment to several industries; and American Italian Pasta, which has struggled as people have become attracted to low-carbohydrate diet plans. Positive results came from homebuilders such as: Lennar and DR Horton, which continued to benefit from strong housing starts; American Tower, which leases cellular signal space to nationwide service providers; and Polycom, a leader in videoconferencing.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Florida Rock Industries, Inc.	4.4	3.5
Polycom, Inc.	3.8	3.7
Mettler-Toledo International, Inc.	3.7	4.4
MPS Group, Inc.	3.3	3.4
Waste Connections, Inc.	3.0	4.2
Lennar Corp. Class A	2.8	4.0
American Tower Corp. Class A	2.0	2.1
American Italian Pasta Co. Class A	2.0	5.4
Maverick Tube Corp.	1.6	1.2
Wilson Greatbatch Technologies, Inc.	1.5	1.6
	28.1
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.6	28.3
Consumer Discretionary	18.4	19.7
Industrials	12.9	10.7
Health Care	9.6	7.2
Consumer Staples	7.2	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 95.8%		Stocks 96.7%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	6.3%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.4%
Distributors - 0.1%
Handleman Co.	139,400	$ 2,453
Hotels, Restaurants & Leisure - 0.7%
Bally Total Fitness Holding Corp. (a)	22,800	160
Benihana, Inc. Class A (a)	92,000	1,219
Choice Hotels International, Inc. (a)	27,700	979
Monarch Casino & Resort, Inc. (a)	180,000	1,825
Starbucks Coffee Japan Ltd. (a)	36,143	7,558
		11,741
Household Durables - 5.0%
Beazer Homes USA, Inc.	45,000	4,802
Champion Enterprises, Inc. (a)	353,200	2,550
D.R. Horton, Inc.	512,970	22,417
Lennar Corp.:
Class A	487,100	47,687
Class B	78,710	7,339
		84,795
Internet & Catalog Retail - 0.7%
1-800-FLOWERS.com, Inc. Class A (a)	953,598	11,167
Leisure Equipment & Products - 2.4%
Brunswick Corp.	750,600	22,556
MarineMax, Inc. (a)(c)	920,900	17,497
		40,053
Media - 3.7%
Capital Radio PLC	337,435	2,724
Clear Channel Communications, Inc.	200,000	8,362
Cumulus Media, Inc. Class A (a)	300,000	5,730
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	701,500	11,371
Radio One, Inc.:
Class A (a)	441,000	7,744
Class D (non-vtg.) (a)	982,000	17,175
Scholastic Corp. (a)	100,000	3,318
Scottish Radio Holdings PLC	5,610	78
UnitedGlobalCom, Inc. Class A (a)	484,200	3,496
Univision Communications, Inc. Class A (a)	85,000	3,067
		63,065
Multiline Retail - 1.0%
Neiman Marcus Group, Inc. Class A (a)	300,000	16,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.5%
Aaron Rents, Inc.	280,200	$ 5,940
Barbeques Galore Ltd. sponsored ADR	50,000	238
bebe Stores, Inc. (a)	213,000	6,030
Big 5 Sporting Goods Corp. (a)	78,000	1,676
PETsMART, Inc.	100,000	2,416
SAZABY, Inc.	450,000	8,506
Select Comfort Corp. (a)	200,000	5,382
Sharper Image Corp. (a)	326,400	10,321
Steiner Leisure Ltd. (a)	200,000	2,964
Urban Outfitters, Inc. (a)	200,000	7,800
Yamada Denki Co. Ltd.	300,000	8,904
		60,177
Textiles Apparel & Luxury Goods - 1.3%
Liz Claiborne, Inc.	620,000	21,706
TOTAL CONSUMER DISCRETIONARY		311,327
CONSUMER STAPLES - 7.2%
Beverages - 1.3%
Golden State Vintners, Inc. Class B (a)(c)	378,500	1,173
Robert Mondavi Corp. Class A (a)(c)	599,900	20,997
		22,170
Food & Staples Retailing - 1.2%
Whole Foods Market, Inc.	300,000	19,707
Food Products - 4.7%
American Italian Pasta Co. Class A (a)	874,300	33,223
Dean Foods Co. (a)	678,000	22,245
Green Mountain Coffee Roasters, Inc. (a)	100,000	2,324
Horizon Organic Holding Corp. (a)	56,400	1,350
McCormick & Co., Inc. (non-vtg.)	500,000	14,345
Sanderson Farms, Inc.	73,513	2,527
SunOpta, Inc. (a)	474,200	4,113
		80,127
TOTAL CONSUMER STAPLES		122,004
ENERGY - 6.3%
Energy Equipment & Services - 4.9%
BJ Services Co. (a)	260,000	8,291
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Carbo Ceramics, Inc.	530,000	$ 23,156
Global Industries Ltd. (a)	2,300,000	9,798
Maverick Tube Corp. (a)	1,500,000	27,720
Rowan Companies, Inc. (a)	230,000	4,869
Smith International, Inc. (a)	120,000	4,505
TETRA Technologies, Inc. (a)	225,000	5,040
		83,379
Oil & Gas - 1.4%
Premcor, Inc. (a)	100,000	2,325
Teekay Shipping Corp.	368,090	18,526
Tsakos Energy Navigation Ltd.	196,000	3,124
		23,975
TOTAL ENERGY		107,354
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Group, Inc. (a)	20,000	217
Investors Financial Services Corp.	2,400	89
Waddell & Reed Financial, Inc. Class A	150,000	3,314
		3,620
Commercial Banks - 2.2%
First Community Bancorp, California	4,100	151
Silicon Valley Bancshares (a)	641,440	23,560
Southwest Bancorp of Texas, Inc.	50,000	1,912
Texas Regional Bancshares, Inc. Class A	330,000	12,276
		37,899
Diversified Financial Services - 0.6%
Quanta Capital Holdings Ltd. (d)	1,000,000	10,200
Insurance - 0.7%
Commerce Group, Inc., Massachusetts	50,000	2,001
Markel Corp. (a)	20,000	5,145
Navigators Group, Inc. (a)	100,000	3,181
UICI (a)	50,000	691
		11,018
Real Estate - 1.4%
American Financial Realty Trust (SBI)	7,500	128
CBL & Associates Properties, Inc.	60,004	3,375
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
CenterPoint Properties Trust (SBI)	11,820	$ 847
Gables Residential Trust (SBI)	200,000	6,460
Home Properties of New York, Inc.	2,937	118
LNR Property Corp.	252,600	11,178
Reckson Associates Realty Corp.	100,000	2,400
		24,506
Thrifts & Mortgage Finance - 0.8%
NetBank, Inc.	999,500	13,093
TOTAL FINANCIALS		100,336
HEALTH CARE - 9.6%
Biotechnology - 1.4%
Charles River Laboratories International, Inc. (a)	300,000	9,735
Harvard Bioscience, Inc. (a)	300,000	2,160
Medarex, Inc. (a)	800,000	5,440
Trimeris, Inc. (a)	300,000	6,849
		24,184
Health Care Equipment & Supplies - 6.9%
American Medical Systems Holdings, Inc. (a)	500,000	11,365
Cooper Companies, Inc.	450,000	20,543
Edwards Lifesciences Corp. (a)	100,000	3,012
Hologic, Inc. (a)	100,000	1,504
ICU Medical, Inc. (a)	31,700	1,081
Medical Action Industries, Inc. (a)	400,000	6,640
Mentor Corp.	146,800	3,237
Microtek Medical Holdings, Inc. (a)	38,500	157
Millipore Corp. (a)	451,070	19,310
Sonic Innovations, Inc. (a)	300,000	1,830
Wilson Greatbatch Technologies, Inc. (a)	600,000	25,140
Wright Medical Group, Inc. (a)	800,000	22,288
		116,107
Health Care Providers & Services - 0.9%
Advisory Board Co. (a)	500	18
AMN Healthcare Services, Inc. (a)	73,198	1,243
Caremark Rx, Inc. (a)	21,900	585
Community Health Systems, Inc. (a)	200,000	5,416
Inveresk Research Group, Inc. (a)	200,000	4,402
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Molina Healthcare, Inc.	43,600	$ 1,007
Sunrise Senior Living, Inc. (a)	100,000	3,452
		16,123
Pharmaceuticals - 0.4%
Kyorin Pharmaceutical Co. Ltd.	560,000	6,653
TOTAL HEALTH CARE		163,067
INDUSTRIALS - 12.9%
Aerospace & Defense - 0.6%
BE Aerospace, Inc. (a)	1,000,000	5,750
SI International, Inc.	200,000	3,798
		9,548
Air Freight & Logistics - 0.2%
Forward Air Corp. (a)	100,000	2,844
Building Products - 0.7%
Quixote Corp.	200,000	4,928
Trex Co., Inc. (a)	200,000	7,390
		12,318
Commercial Services & Supplies - 4.9%
A.T. Cross Co. Class A (a)	321,300	2,098
Central Parking Corp.	573,800	8,005
Copart, Inc. (a)	500,000	6,000
HON Industries, Inc.	100,000	4,249
Korn/Ferry International (a)	828,700	8,312
Labor Ready, Inc. (a)	300,000	3,420
Waste Connections, Inc. (a)	1,377,300	50,960
		83,044
Construction & Engineering - 0.6%
Granite Construction, Inc.	500,000	11,025
Electrical Equipment - 0.8%
A.O. Smith Corp.	300,000	10,542
Energy Conversion Devices, Inc. (a)	200,000	1,720
Lamson & Sessions Co. (a)	100,000	585
		12,847
Machinery - 4.0%
Actuant Corp. Class A (a)	700,000	21,735
Albany International Corp. Class A	100,000	3,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Astec Industries, Inc. (a)	700,000	$ 9,233
Oshkosh Truck Co.	340,000	15,946
Terex Corp. (a)	720,000	18,569
		68,584
Road & Rail - 0.8%
Laidlaw International, Inc. (a)	1,000,000	13,182
Marten Transport Ltd. (a)	12,100	292
		13,474
Trading Companies & Distributors - 0.3%
Fastenal Co.	100,000	4,968
TOTAL INDUSTRIALS		218,652
INFORMATION TECHNOLOGY - 27.6%
Communications Equipment - 6.4%
Cable Design Technologies Corp. (a)	1,552,500	15,773
Lucent Technologies, Inc. (a)	13,381	43
Polycom, Inc. (a)	3,200,060	63,425
SafeNet, Inc. (a)	100,000	3,324
SeaChange International, Inc. (a)	1,250,000	18,813
Terayon Communication Systems, Inc. (a)	1,234,800	7,384
		108,762
Computers & Peripherals - 0.7%
Drexler Technology Corp. (a)	50,000	748
M-Systems Flash Disk Pioneers Ltd. (a)	100,000	1,940
Neoware Systems, Inc. (a)	500,000	8,385
		11,073
Electronic Equipment & Instruments - 7.8%
Amphenol Corp. Class A (a)	100,000	6,052
Bell Microproducts, Inc. (a)	300,000	2,583
Enplas Corp.	40,000	1,209
Manufacturers Services Ltd. (a)	1,004,500	6,127
Mettler-Toledo International, Inc. (a)	1,600,000	62,752
Nichicon Corp.	117,400	1,175
Photon Dynamics, Inc. (a)	255,000	10,407
RadiSys Corp. (a)(c)	1,150,310	21,166
Vishay Intertechnology, Inc. (a)	970,881	20,398
		131,869
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.5%
Chordiant Software, Inc. (a)	1,000,000	$ 4,390
CNET Networks, Inc. (a)	1,000,000	7,470
Digitas, Inc. (a)	173,538	1,512
Homestore, Inc. (a)	150,000	527
Openwave Systems, Inc. (a)	1,000,000	12,030
Vignette Corp. (a)	15,400	36
		25,965
IT Services - 4.7%
BearingPoint, Inc. (a)	1,400,000	12,978
Ciber, Inc. (a)	500,000	4,555
Lionbridge Technologies, Inc. (a)	100,000	1,080
MPS Group, Inc. (a)(c)	6,180,000	56,856
Pegasus Solutions, Inc. (a)	280,490	3,332
		78,801
Semiconductors & Semiconductor Equipment - 3.8%
Agere Systems, Inc.:
Class A (a)	160	1
Class B (a)	3,933	13
ASE Test Ltd. (a)	200,000	2,770
Cymer, Inc. (a)	100,000	4,637
Intersil Corp. Class A	127,390	3,364
Jenoptik AG	56,650	609
Lam Research Corp. (a)	500,000	16,000
LTX Corp. (a)	300,000	5,004
Monolithic System Technology, Inc. (a)	27,500	205
Mykrolis Corp. (a)	339,130	5,372
O2Micro International Ltd. (a)	114,000	2,736
PDF Solutions, Inc. (a)	13,400	148
Photronics, Inc. (a)	100,000	1,847
Sanken Electric Co. Ltd.	493,000	6,749
Skyworks Solutions, Inc. (a)	986,700	8,673
Trident Microsystems, Inc. (a)	86,516	2,277
Varian Semiconductor Equipment Associates, Inc. (a)	100,000	4,656
		65,061
Software - 2.7%
Actuate Corp. (a)	100,000	315
Barra, Inc.	50,000	1,839
Concord Communications, Inc. (a)	446,700	9,890
Network Associates, Inc. (a)	1,000,000	13,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Pumatech, Inc. (d)	55,200	$ 334
Secure Computing Corp. (a)	300,000	4,509
TALX Corp.	500,000	13,100
Vastera, Inc. (a)	638,700	2,491
		45,868
TOTAL INFORMATION TECHNOLOGY		467,399
MATERIALS - 5.6%
Chemicals - 0.1%
Olin Corp.	100,000	1,821
OMNOVA Solutions, Inc. (a)	100,000	365
		2,186
Construction Materials - 4.6%
Florida Rock Industries, Inc.	1,286,465	73,969
Martin Marietta Materials, Inc.	79,400	3,380
		77,349
Containers & Packaging - 0.0%
Peak International Ltd. (a)	28,600	184
Metals & Mining - 0.7%
Arch Coal, Inc.	100,000	2,649
Cleveland-Cliffs, Inc. (a)	200,000	7,720
Oregon Steel Mills, Inc. (a)	200,000	594
Stillwater Mining Co. (a)	174,322	1,468
		12,431
Paper & Forest Products - 0.2%
Mercer International, Inc. (SBI) (a)	200,000	1,272
Sino-Forest Corp. Class A (sub. vtg.) (a)	500,000	1,214
		2,486
TOTAL MATERIALS		94,636
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A (a)	3,000,000	34,140
At Road, Inc. (a)	200,000	2,518
		36,658
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Sierra Pacific Resources (a)	300,000	$ 2,079
TOTAL COMMON STOCKS (Cost $1,285,908)		1,623,512
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (e) (Cost $124)	7,200	0
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 1.09% (b) (Cost $126,290)	126,289,998	126,290
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,412,322)		1,749,802
NET OTHER ASSETS - (3.3)%		(55,956)
NET ASSETS - 100%		$ 1,693,846
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,534,000 or 0.6% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues) . At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 124
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $676,949,000 and $609,889,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $168,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $136,787,000 of which $122,344,000 and $14,443,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $54,523) (cost $1,412,322) - See accompanying schedule		$ 1,749,802
Receivable for investments sold		5,221
Receivable for fund shares sold		5,534
Dividends receivable		613
Interest receivable		103
Prepaid expenses		7
Other receivables		153
Total assets		1,761,433

Liabilities
Payable for investments purchased	$ 6,427
Payable for fund shares redeemed	2,926
Accrued management fee	1,006
Distribution fees payable	828
Other affiliated payables	457
Other payables and accrued expenses	62
Collateral on securities loaned, at value	55,881
Total liabilities		67,587

Net Assets		$ 1,693,846
Net Assets consist of:
Paid in capital		$ 1,495,585
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,217)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		337,478
Net Assets		$ 1,693,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($193,220 ÷ 9,844 shares)	$ 19.63

Maximum offering price per share (100/94.25 of $19.63)	$ 20.83
Class T: Net Asset Value and redemption price per share ($854,056 ÷ 44,069 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($297,678 ÷ 15,764 shares) A	$ 18.88

Class C: Net Asset Value and offering price per share ($240,651 ÷ 12,683 shares) A	$ 18.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($108,241 ÷ 5,423 shares)	$ 19.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 3,858
Interest		387
Security lending		568
Total income		4,813

Expenses
Management fee	$ 9,661
Transfer agent fees	4,642
Distribution fees	8,141
Accounting and security lending fees	379
Non-interested trustees' compensation	5
Custodian fees and expenses	66
Registration fees	108
Audit	47
Legal	9
Miscellaneous	22
Total expenses before reductions	23,080
Expense reductions	(550)	22,530
Net investment income (loss)		(17,717)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $2,551 on sales of investments in affiliated issuers)	29,268
Foreign currency transactions	28
Total net realized gain (loss)		29,296
Change in net unrealized appreciation (depreciation) on: Investment securities	315,798
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		315,794
Net gain (loss)		345,090
Net increase (decrease) in net assets resulting from operations		$ 327,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,717)	$ (15,308)
Net realized gain (loss)	29,296	7,823
Change in net unrealized appreciation (depreciation)	315,794	(113,898)
Net increase (decrease) in net assets resulting from operations	327,373	(121,383)
Share transactions - net increase (decrease)	130,866	105,964
Total increase (decrease) in net assets	458,239	(15,419)

Net Assets
Beginning of period	1,235,607	1,251,026
End of period (including accumulated net investment loss of $0 and undistributed net investment income of $103, respectively)	$ 1,693,846	$ 1,235,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.56	$ 16.83	$ 17.47	$ 19.84	$ 12.35
Income from Investment Operations
Net investment income (loss) C	(.16)	(.13)	(.08)	(.12) D	(.09) E
Net realized and unrealized gain (loss)	4.23	(1.14)	(.56)	(1.69)	7.63
Total from investment operations	4.07	(1.27)	(.64)	(1.81)	7.54
Distributions from net realized gain	-	-	-	(.56)	(.05)
Net asset value, end of period	$ 19.63	$ 15.56	$ 16.83	$ 17.47	$ 19.84
Total Return A, B	26.16%	(7.55)%	(3.66)%	(9.59)%	61.19%
Ratios to Average Net Assets F
Expenses before expense reductions	1.39%	1.41%	1.35%	1.30%	1.36%
Expenses net of voluntary waivers, if any	1.39%	1.41%	1.35%	1.30%	1.36%
Expenses net of all reductions	1.35%	1.38%	1.34%	1.29%	1.33%
Net investment income (loss)	(.99)%	(.81)%	(.47)%	(.57)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 193	$ 117	$ 105	$ 104	$ 68
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 16.70	$ 17.37	$ 19.77	$ 12.34
Income from Investment Operations
Net investment income (loss) C	(.20)	(.17)	(.12)	(.17) D	(.13) E
Net realized and unrealized gain (loss)	4.18	(1.13)	(.55)	(1.69)	7.61
Total from investment operations	3.98	(1.30)	(.67)	(1.86)	7.48
Distributions from net realized gain	-	-	-	(.54)	(.05)
Net asset value, end of period	$ 19.38	$ 15.40	$ 16.70	$ 17.37	$ 19.77
Total Return A, B	25.84%	(7.78)%	(3.86)%	(9.87)%	60.75%
Ratios to Average Net Assets F
Expenses before expense reductions	1.63%	1.64%	1.58%	1.53%	1.59%
Expenses net of voluntary waivers, if any	1.63%	1.64%	1.58%	1.53%	1.59%
Expenses net of all reductions	1.59%	1.61%	1.57%	1.53%	1.56%
Net investment income (loss)	(1.23)%	(1.04)%	(.69)%	(.80)%	(.77)%
Supplemental Data
Net assets, end of period (in millions)	$ 854	$ 612	$ 611	$ 625	$ 458
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 16.45	$ 17.20	$ 19.63	$ 12.31
Income from Investment Operations
Net investment income (loss) C	(.28)	(.25)	(.21)	(.28) D	(.21) E
Net realized and unrealized gain (loss)	4.07	(1.11)	(.54)	(1.66)	7.58
Total from investment operations	3.79	(1.36)	(.75)	(1.94)	7.37
Distributions from net realized gain	-	-	-	(.49)	(.05)
Net asset value, end of period	$ 18.88	$ 15.09	$ 16.45	$ 17.20	$ 19.63
Total Return A, B	25.12%	(8.27)%	(4.36)%	(10.31)%	60.01%
Ratios to Average Net Assets F
Expenses before expense reductions	2.19%	2.18%	2.12%	2.06%	2.12%
Expenses net of voluntary waivers, if any	2.19%	2.18%	2.12%	2.06%	2.12%
Expenses net of all reductions	2.15%	2.15%	2.10%	2.05%	2.09%
Net investment income (loss)	(1.79)%	(1.58)%	(1.23)%	(1.33)%	(1.30)%
Supplemental Data
Net assets, end of period (in millions)	$ 298	$ 246	$ 271	$ 287	$ 200
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 16.51	$ 17.26	$ 19.68	$ 12.34
Income from Investment Operations
Net investment income (loss) C	(.27)	(.25)	(.21)	(.27) D	(.21) E
Net realized and unrealized gain (loss)	4.09	(1.11)	(.54)	(1.66)	7.60
Total from investment operations	3.82	(1.36)	(.75)	(1.93)	7.39
Distributions from net realized gain	-	-	-	(.49)	(.05)
Net asset value, end of period	$ 18.97	$ 15.15	$ 16.51	$ 17.26	$ 19.68
Total Return A, B	25.21%	(8.24)%	(4.35)%	(10.23)%	60.02%
Ratios to Average Net Assets F
Expenses before expense reductions	2.13%	2.13%	2.07%	2.02%	2.09%
Expenses net of voluntary waivers, if any	2.13%	2.13%	2.07%	2.02%	2.09%
Expenses net of all reductions	2.09%	2.10%	2.05%	2.02%	2.06%
Net investment income (loss)	(1.73)%	(1.53)%	(1.18)%	(1.29)%	(1.27)%
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 190	$ 204	$ 220	$ 160
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 16.97	$ 17.55	$ 19.89	$ 12.35
Income from Investment Operations
Net investment income (loss) B	(.10)	(.07)	(.01)	(.05) C	(.04) D
Net realized and unrealized gain (loss)	4.30	(1.14)	(.57)	(1.70)	7.63
Total from investment operations	4.20	(1.21)	(.58)	(1.75)	7.59
Distributions from net realized gain	-	-	-	(.59)	(.05)
Net asset value, end of period	$ 19.96	$ 15.76	$ 16.97	$ 17.55	$ 19.89
Total Return A	26.65%	(7.13)%	(3.30)%	(9.28)%	61.60%
Ratios to Average Net Assets E
Expenses before expense reductions	.99%	1.00%	.96%	.97%	1.05%
Expenses net of voluntary waivers, if any	.99%	1.00%	.96%	.97%	1.05%
Expenses net of all reductions	.95%	.97%	.95%	.96%	1.02%
Net investment income (loss)	(.58)%	(.40)%	(.07)%	(.24)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 108	$ 70	$ 61	$ 59	$ 67
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.01 per share.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 447,754
Unrealized depreciation	(110,282)
Net unrealized appreciation (depreciation)	337,472
Capital loss carryforward	(136,787)

Cost for federal income tax purposes	$ 1,412,330

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 368	$ 4	$ 16
Class T	.26%	.25%	3,392	18	78
Class B	.75%	.25%	2,453	1,840	-
Class C	.75%	.25%	1,928	261	-
			$ 8,141	$ 2,123	$ 94

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 132
Class T	87
Class B*	669
Class C*	18
$ 906

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 496.35
Class T	2,272.34
Class B	1,023.42
Class C	685.36
Institutional Class	166.21
	$ 4,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $975 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

7. Expense Reductions - continued

generally benefit all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 454	$ 2
Class A	16	-	-
Class T	78	-	-
	$ 94	$ 454	$ 2

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	4,570	3,744	$ 73,834	$ 63,018
Shares redeemed	(2,276)	(2,411)	(36,438)	(39,123)
Net increase (decrease)	2,294	1,333	$ 37,396	$ 23,895
Class T
Shares sold	16,218	14,857	$ 265,263	$ 246,209
Shares redeemed	(11,915)	(11,704)	(188,793)	(186,246)
Net increase (decrease)	4,303	3,153	$ 76,470	$ 59,963
Class B
Shares sold	2,644	4,042	$ 41,859	$ 67,151
Shares redeemed	(3,151)	(4,220)	(47,247)	(66,019)
Net increase (decrease)	(507)	(178)	$ (5,388)	$ 1,132
Class C
Shares sold	3,160	4,388	$ 50,857	$ 71,806
Shares redeemed	(3,035)	(4,179)	(46,100)	(65,881)
Net increase (decrease)	125	209	$ 4,757	$ 5,925
Institutional Class
Shares sold	2,034	2,404	$ 34,701	$ 40,587
Shares redeemed	(1,051)	(1,542)	(17,070)	(25,538)
Net increase (decrease)	983	862	$ 17,631	$ 15,049

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
American Italian Pasta Co. Class A	$ -	$ 22,986	$ -	$ -
Golden State Vintners, Inc. Class B	-	-	-	1,173
LNR Property Corp.	-	4,059	-	-
MPS Group, Inc.	6,622	-	-	56,856
MarineMax, Inc.	2,257	-	-	17,497
Robert Mondavi Corp. Class A	-	10,223	-	20,997
RadiSys Corp.	3,912	-	-	21,166
Sharper Image Corp.	-	-	-	-
Waste Connections, Inc.	-	4,560	-	-
TOTALS	$ 12,791	$ 41,828	$ -	$ 117,689

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Small Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Small Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (51)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Small Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advior Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Small Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0104
1.786697.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fund A
Institutional Class	26.65%	10.77%	14.82%

A From September 9, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Advisor Small Cap Fund - Institutional Class

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

Against this backdrop, Fidelity Advisor Small Cap's Institutional Class shares returned 26.65% from December 1, 2002 to November 30, 2003. This lagged the Russell 2000® Index, which gained 36.29% during the period, and the LipperSM Small Cap Funds average, which returned 32.42%. This disparity in performance stemmed mostly from the fact that the best-performing small-cap stocks were those on the smaller end of the spectrum, especially those that were under duress entering the period. The fund owned a few of these names, but not enough to keep pace with its benchmarks. Subpar stock picking within the information technology area also hampered performance, as did the weak performance of several holdings, including: solid waste firm Waste Connections; Mettler-Toledo, which sells scales and other weight measurement equipment to several industries; and American Italian Pasta, which has struggled as people have become attached to low-carbohydrate diet plans. Positive results came from homebuilders such as: Lennar and DR Horton, which continued to benefit from strong housing starts; American Tower, which leases cellular signal space to nationwide service providers; and Polycom, a leader in videoconferencing.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Florida Rock Industries, Inc.	4.4	3.5
Polycom, Inc.	3.8	3.7
Mettler-Toledo International, Inc.	3.7	4.4
MPS Group, Inc.	3.3	3.4
Waste Connections, Inc.	3.0	4.2
Lennar Corp. Class A	2.8	4.0
American Tower Corp. Class A	2.0	2.1
American Italian Pasta Co. Class A	2.0	5.4
Maverick Tube Corp.	1.6	1.2
Wilson Greatbatch Technologies, Inc.	1.5	1.6
	28.1
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.6	28.3
Consumer Discretionary	18.4	19.7
Industrials	12.9	10.7
Health Care	9.6	7.2
Consumer Staples	7.2	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 95.8%		Stocks 96.7%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	6.3%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.4%
Distributors - 0.1%
Handleman Co.	139,400	$ 2,453
Hotels, Restaurants & Leisure - 0.7%
Bally Total Fitness Holding Corp. (a)	22,800	160
Benihana, Inc. Class A (a)	92,000	1,219
Choice Hotels International, Inc. (a)	27,700	979
Monarch Casino & Resort, Inc. (a)	180,000	1,825
Starbucks Coffee Japan Ltd. (a)	36,143	7,558
		11,741
Household Durables - 5.0%
Beazer Homes USA, Inc.	45,000	4,802
Champion Enterprises, Inc. (a)	353,200	2,550
D.R. Horton, Inc.	512,970	22,417
Lennar Corp.:
Class A	487,100	47,687
Class B	78,710	7,339
		84,795
Internet & Catalog Retail - 0.7%
1-800-FLOWERS.com, Inc. Class A (a)	953,598	11,167
Leisure Equipment & Products - 2.4%
Brunswick Corp.	750,600	22,556
MarineMax, Inc. (a)(c)	920,900	17,497
		40,053
Media - 3.7%
Capital Radio PLC	337,435	2,724
Clear Channel Communications, Inc.	200,000	8,362
Cumulus Media, Inc. Class A (a)	300,000	5,730
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	701,500	11,371
Radio One, Inc.:
Class A (a)	441,000	7,744
Class D (non-vtg.) (a)	982,000	17,175
Scholastic Corp. (a)	100,000	3,318
Scottish Radio Holdings PLC	5,610	78
UnitedGlobalCom, Inc. Class A (a)	484,200	3,496
Univision Communications, Inc. Class A (a)	85,000	3,067
		63,065
Multiline Retail - 1.0%
Neiman Marcus Group, Inc. Class A (a)	300,000	16,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.5%
Aaron Rents, Inc.	280,200	$ 5,940
Barbeques Galore Ltd. sponsored ADR	50,000	238
bebe Stores, Inc. (a)	213,000	6,030
Big 5 Sporting Goods Corp. (a)	78,000	1,676
PETsMART, Inc.	100,000	2,416
SAZABY, Inc.	450,000	8,506
Select Comfort Corp. (a)	200,000	5,382
Sharper Image Corp. (a)	326,400	10,321
Steiner Leisure Ltd. (a)	200,000	2,964
Urban Outfitters, Inc. (a)	200,000	7,800
Yamada Denki Co. Ltd.	300,000	8,904
		60,177
Textiles Apparel & Luxury Goods - 1.3%
Liz Claiborne, Inc.	620,000	21,706
TOTAL CONSUMER DISCRETIONARY		311,327
CONSUMER STAPLES - 7.2%
Beverages - 1.3%
Golden State Vintners, Inc. Class B (a)(c)	378,500	1,173
Robert Mondavi Corp. Class A (a)(c)	599,900	20,997
		22,170
Food & Staples Retailing - 1.2%
Whole Foods Market, Inc.	300,000	19,707
Food Products - 4.7%
American Italian Pasta Co. Class A (a)	874,300	33,223
Dean Foods Co. (a)	678,000	22,245
Green Mountain Coffee Roasters, Inc. (a)	100,000	2,324
Horizon Organic Holding Corp. (a)	56,400	1,350
McCormick & Co., Inc. (non-vtg.)	500,000	14,345
Sanderson Farms, Inc.	73,513	2,527
SunOpta, Inc. (a)	474,200	4,113
		80,127
TOTAL CONSUMER STAPLES		122,004
ENERGY - 6.3%
Energy Equipment & Services - 4.9%
BJ Services Co. (a)	260,000	8,291
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Carbo Ceramics, Inc.	530,000	$ 23,156
Global Industries Ltd. (a)	2,300,000	9,798
Maverick Tube Corp. (a)	1,500,000	27,720
Rowan Companies, Inc. (a)	230,000	4,869
Smith International, Inc. (a)	120,000	4,505
TETRA Technologies, Inc. (a)	225,000	5,040
		83,379
Oil & Gas - 1.4%
Premcor, Inc. (a)	100,000	2,325
Teekay Shipping Corp.	368,090	18,526
Tsakos Energy Navigation Ltd.	196,000	3,124
		23,975
TOTAL ENERGY		107,354
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Group, Inc. (a)	20,000	217
Investors Financial Services Corp.	2,400	89
Waddell & Reed Financial, Inc. Class A	150,000	3,314
		3,620
Commercial Banks - 2.2%
First Community Bancorp, California	4,100	151
Silicon Valley Bancshares (a)	641,440	23,560
Southwest Bancorp of Texas, Inc.	50,000	1,912
Texas Regional Bancshares, Inc. Class A	330,000	12,276
		37,899
Diversified Financial Services - 0.6%
Quanta Capital Holdings Ltd. (d)	1,000,000	10,200
Insurance - 0.7%
Commerce Group, Inc., Massachusetts	50,000	2,001
Markel Corp. (a)	20,000	5,145
Navigators Group, Inc. (a)	100,000	3,181
UICI (a)	50,000	691
		11,018
Real Estate - 1.4%
American Financial Realty Trust (SBI)	7,500	128
CBL & Associates Properties, Inc.	60,004	3,375
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
CenterPoint Properties Trust (SBI)	11,820	$ 847
Gables Residential Trust (SBI)	200,000	6,460
Home Properties of New York, Inc.	2,937	118
LNR Property Corp.	252,600	11,178
Reckson Associates Realty Corp.	100,000	2,400
		24,506
Thrifts & Mortgage Finance - 0.8%
NetBank, Inc.	999,500	13,093
TOTAL FINANCIALS		100,336
HEALTH CARE - 9.6%
Biotechnology - 1.4%
Charles River Laboratories International, Inc. (a)	300,000	9,735
Harvard Bioscience, Inc. (a)	300,000	2,160
Medarex, Inc. (a)	800,000	5,440
Trimeris, Inc. (a)	300,000	6,849
		24,184
Health Care Equipment & Supplies - 6.9%
American Medical Systems Holdings, Inc. (a)	500,000	11,365
Cooper Companies, Inc.	450,000	20,543
Edwards Lifesciences Corp. (a)	100,000	3,012
Hologic, Inc. (a)	100,000	1,504
ICU Medical, Inc. (a)	31,700	1,081
Medical Action Industries, Inc. (a)	400,000	6,640
Mentor Corp.	146,800	3,237
Microtek Medical Holdings, Inc. (a)	38,500	157
Millipore Corp. (a)	451,070	19,310
Sonic Innovations, Inc. (a)	300,000	1,830
Wilson Greatbatch Technologies, Inc. (a)	600,000	25,140
Wright Medical Group, Inc. (a)	800,000	22,288
		116,107
Health Care Providers & Services - 0.9%
Advisory Board Co. (a)	500	18
AMN Healthcare Services, Inc. (a)	73,198	1,243
Caremark Rx, Inc. (a)	21,900	585
Community Health Systems, Inc. (a)	200,000	5,416
Inveresk Research Group, Inc. (a)	200,000	4,402
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Molina Healthcare, Inc.	43,600	$ 1,007
Sunrise Senior Living, Inc. (a)	100,000	3,452
		16,123
Pharmaceuticals - 0.4%
Kyorin Pharmaceutical Co. Ltd.	560,000	6,653
TOTAL HEALTH CARE		163,067
INDUSTRIALS - 12.9%
Aerospace & Defense - 0.6%
BE Aerospace, Inc. (a)	1,000,000	5,750
SI International, Inc.	200,000	3,798
		9,548
Air Freight & Logistics - 0.2%
Forward Air Corp. (a)	100,000	2,844
Building Products - 0.7%
Quixote Corp.	200,000	4,928
Trex Co., Inc. (a)	200,000	7,390
		12,318
Commercial Services & Supplies - 4.9%
A.T. Cross Co. Class A (a)	321,300	2,098
Central Parking Corp.	573,800	8,005
Copart, Inc. (a)	500,000	6,000
HON Industries, Inc.	100,000	4,249
Korn/Ferry International (a)	828,700	8,312
Labor Ready, Inc. (a)	300,000	3,420
Waste Connections, Inc. (a)	1,377,300	50,960
		83,044
Construction & Engineering - 0.6%
Granite Construction, Inc.	500,000	11,025
Electrical Equipment - 0.8%
A.O. Smith Corp.	300,000	10,542
Energy Conversion Devices, Inc. (a)	200,000	1,720
Lamson & Sessions Co. (a)	100,000	585
		12,847
Machinery - 4.0%
Actuant Corp. Class A (a)	700,000	21,735
Albany International Corp. Class A	100,000	3,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Astec Industries, Inc. (a)	700,000	$ 9,233
Oshkosh Truck Co.	340,000	15,946
Terex Corp. (a)	720,000	18,569
		68,584
Road & Rail - 0.8%
Laidlaw International, Inc. (a)	1,000,000	13,182
Marten Transport Ltd. (a)	12,100	292
		13,474
Trading Companies & Distributors - 0.3%
Fastenal Co.	100,000	4,968
TOTAL INDUSTRIALS		218,652
INFORMATION TECHNOLOGY - 27.6%
Communications Equipment - 6.4%
Cable Design Technologies Corp. (a)	1,552,500	15,773
Lucent Technologies, Inc. (a)	13,381	43
Polycom, Inc. (a)	3,200,060	63,425
SafeNet, Inc. (a)	100,000	3,324
SeaChange International, Inc. (a)	1,250,000	18,813
Terayon Communication Systems, Inc. (a)	1,234,800	7,384
		108,762
Computers & Peripherals - 0.7%
Drexler Technology Corp. (a)	50,000	748
M-Systems Flash Disk Pioneers Ltd. (a)	100,000	1,940
Neoware Systems, Inc. (a)	500,000	8,385
		11,073
Electronic Equipment & Instruments - 7.8%
Amphenol Corp. Class A (a)	100,000	6,052
Bell Microproducts, Inc. (a)	300,000	2,583
Enplas Corp.	40,000	1,209
Manufacturers Services Ltd. (a)	1,004,500	6,127
Mettler-Toledo International, Inc. (a)	1,600,000	62,752
Nichicon Corp.	117,400	1,175
Photon Dynamics, Inc. (a)	255,000	10,407
RadiSys Corp. (a)(c)	1,150,310	21,166
Vishay Intertechnology, Inc. (a)	970,881	20,398
		131,869
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.5%
Chordiant Software, Inc. (a)	1,000,000	$ 4,390
CNET Networks, Inc. (a)	1,000,000	7,470
Digitas, Inc. (a)	173,538	1,512
Homestore, Inc. (a)	150,000	527
Openwave Systems, Inc. (a)	1,000,000	12,030
Vignette Corp. (a)	15,400	36
		25,965
IT Services - 4.7%
BearingPoint, Inc. (a)	1,400,000	12,978
Ciber, Inc. (a)	500,000	4,555
Lionbridge Technologies, Inc. (a)	100,000	1,080
MPS Group, Inc. (a)(c)	6,180,000	56,856
Pegasus Solutions, Inc. (a)	280,490	3,332
		78,801
Semiconductors & Semiconductor Equipment - 3.8%
Agere Systems, Inc.:
Class A (a)	160	1
Class B (a)	3,933	13
ASE Test Ltd. (a)	200,000	2,770
Cymer, Inc. (a)	100,000	4,637
Intersil Corp. Class A	127,390	3,364
Jenoptik AG	56,650	609
Lam Research Corp. (a)	500,000	16,000
LTX Corp. (a)	300,000	5,004
Monolithic System Technology, Inc. (a)	27,500	205
Mykrolis Corp. (a)	339,130	5,372
O2Micro International Ltd. (a)	114,000	2,736
PDF Solutions, Inc. (a)	13,400	148
Photronics, Inc. (a)	100,000	1,847
Sanken Electric Co. Ltd.	493,000	6,749
Skyworks Solutions, Inc. (a)	986,700	8,673
Trident Microsystems, Inc. (a)	86,516	2,277
Varian Semiconductor Equipment Associates, Inc. (a)	100,000	4,656
		65,061
Software - 2.7%
Actuate Corp. (a)	100,000	315
Barra, Inc.	50,000	1,839
Concord Communications, Inc. (a)	446,700	9,890
Network Associates, Inc. (a)	1,000,000	13,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Pumatech, Inc. (d)	55,200	$ 334
Secure Computing Corp. (a)	300,000	4,509
TALX Corp.	500,000	13,100
Vastera, Inc. (a)	638,700	2,491
		45,868
TOTAL INFORMATION TECHNOLOGY		467,399
MATERIALS - 5.6%
Chemicals - 0.1%
Olin Corp.	100,000	1,821
OMNOVA Solutions, Inc. (a)	100,000	365
		2,186
Construction Materials - 4.6%
Florida Rock Industries, Inc.	1,286,465	73,969
Martin Marietta Materials, Inc.	79,400	3,380
		77,349
Containers & Packaging - 0.0%
Peak International Ltd. (a)	28,600	184
Metals & Mining - 0.7%
Arch Coal, Inc.	100,000	2,649
Cleveland-Cliffs, Inc. (a)	200,000	7,720
Oregon Steel Mills, Inc. (a)	200,000	594
Stillwater Mining Co. (a)	174,322	1,468
		12,431
Paper & Forest Products - 0.2%
Mercer International, Inc. (SBI) (a)	200,000	1,272
Sino-Forest Corp. Class A (sub. vtg.) (a)	500,000	1,214
		2,486
TOTAL MATERIALS		94,636
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A (a)	3,000,000	34,140
At Road, Inc. (a)	200,000	2,518
		36,658
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Sierra Pacific Resources (a)	300,000	$ 2,079
TOTAL COMMON STOCKS (Cost $1,285,908)		1,623,512
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (e) (Cost $124)	7,200	0
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 1.09% (b) (Cost $126,290)	126,289,998	126,290
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,412,322)		1,749,802
NET OTHER ASSETS - (3.3)%		(55,956)
NET ASSETS - 100%		$ 1,693,846
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,534,000 or 0.6% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues) . At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 124
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $676,949,000 and $609,889,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $168,000 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $136,787,000 of which $122,344,000 and $14,443,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $54,523) (cost $1,412,322) - See accompanying schedule		$ 1,749,802
Receivable for investments sold		5,221
Receivable for fund shares sold		5,534
Dividends receivable		613
Interest receivable		103
Prepaid expenses		7
Other receivables		153
Total assets		1,761,433

Liabilities
Payable for investments purchased	$ 6,427
Payable for fund shares redeemed	2,926
Accrued management fee	1,006
Distribution fees payable	828
Other affiliated payables	457
Other payables and accrued expenses	62
Collateral on securities loaned, at value	55,881
Total liabilities		67,587

Net Assets		$ 1,693,846
Net Assets consist of:
Paid in capital		$ 1,495,585
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,217)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		337,478
Net Assets		$ 1,693,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($193,220 ÷ 9,844 shares)	$ 19.63

Maximum offering price per share (100/94.25 of $19.63)	$ 20.83
Class T: Net Asset Value and redemption price per share ($854,056 ÷ 44,069 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($297,678 ÷ 15,764 shares) A	$ 18.88

Class C: Net Asset Value and offering price per share ($240,651 ÷ 12,683 shares) A	$ 18.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($108,241 ÷ 5,423 shares)	$ 19.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 3,858
Interest		387
Security lending		568
Total income		4,813

Expenses
Management fee	$ 9,661
Transfer agent fees	4,642
Distribution fees	8,141
Accounting and security lending fees	379
Non-interested trustees' compensation	5
Custodian fees and expenses	66
Registration fees	108
Audit	47
Legal	9
Miscellaneous	22
Total expenses before reductions	23,080
Expense reductions	(550)	22,530
Net investment income (loss)		(17,717)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $2,551 on sales of investments in affiliated issuers)	29,268
Foreign currency transactions	28
Total net realized gain (loss)		29,296
Change in net unrealized appreciation (depreciation) on: Investment securities	315,798
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		315,794
Net gain (loss)		345,090
Net increase (decrease) in net assets resulting from operations		$ 327,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,717)	$ (15,308)
Net realized gain (loss)	29,296	7,823
Change in net unrealized appreciation (depreciation)	315,794	(113,898)
Net increase (decrease) in net assets resulting from operations	327,373	(121,383)
Share transactions - net increase (decrease)	130,866	105,964
Total increase (decrease) in net assets	458,239	(15,419)

Net Assets
Beginning of period	1,235,607	1,251,026
End of period (including accumulated net investment loss of $0 and undistributed net investment income of $103, respectively)	$ 1,693,846	$ 1,235,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.56	$ 16.83	$ 17.47	$ 19.84	$ 12.35
Income from Investment Operations
Net investment income (loss) C	(.16)	(.13)	(.08)	(.12) D	(.09) E
Net realized and unrealized gain (loss)	4.23	(1.14)	(.56)	(1.69)	7.63
Total from investment operations	4.07	(1.27)	(.64)	(1.81)	7.54
Distributions from net realized gain	-	-	-	(.56)	(.05)
Net asset value, end of period	$ 19.63	$ 15.56	$ 16.83	$ 17.47	$ 19.84
Total Return A, B	26.16%	(7.55)%	(3.66)%	(9.59)%	61.19%
Ratios to Average Net Assets F
Expenses before expense reductions	1.39%	1.41%	1.35%	1.30%	1.36%
Expenses net of voluntary waivers, if any	1.39%	1.41%	1.35%	1.30%	1.36%
Expenses net of all reductions	1.35%	1.38%	1.34%	1.29%	1.33%
Net investment income (loss)	(.99)%	(.81)%	(.47)%	(.57)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 193	$ 117	$ 105	$ 104	$ 68
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 16.70	$ 17.37	$ 19.77	$ 12.34
Income from Investment Operations
Net investment income (loss) C	(.20)	(.17)	(.12)	(.17) D	(.13) E
Net realized and unrealized gain (loss)	4.18	(1.13)	(.55)	(1.69)	7.61
Total from investment operations	3.98	(1.30)	(.67)	(1.86)	7.48
Distributions from net realized gain	-	-	-	(.54)	(.05)
Net asset value, end of period	$ 19.38	$ 15.40	$ 16.70	$ 17.37	$ 19.77
Total Return A, B	25.84%	(7.78)%	(3.86)%	(9.87)%	60.75%
Ratios to Average Net Assets F
Expenses before expense reductions	1.63%	1.64%	1.58%	1.53%	1.59%
Expenses net of voluntary waivers, if any	1.63%	1.64%	1.58%	1.53%	1.59%
Expenses net of all reductions	1.59%	1.61%	1.57%	1.53%	1.56%
Net investment income (loss)	(1.23)%	(1.04)%	(.69)%	(.80)%	(.77)%
Supplemental Data
Net assets, end of period (in millions)	$ 854	$ 612	$ 611	$ 625	$ 458
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 16.45	$ 17.20	$ 19.63	$ 12.31
Income from Investment Operations
Net investment income (loss) C	(.28)	(.25)	(.21)	(.28) D	(.21) E
Net realized and unrealized gain (loss)	4.07	(1.11)	(.54)	(1.66)	7.58
Total from investment operations	3.79	(1.36)	(.75)	(1.94)	7.37
Distributions from net realized gain	-	-	-	(.49)	(.05)
Net asset value, end of period	$ 18.88	$ 15.09	$ 16.45	$ 17.20	$ 19.63
Total Return A, B	25.12%	(8.27)%	(4.36)%	(10.31)%	60.01%
Ratios to Average Net Assets F
Expenses before expense reductions	2.19%	2.18%	2.12%	2.06%	2.12%
Expenses net of voluntary waivers, if any	2.19%	2.18%	2.12%	2.06%	2.12%
Expenses net of all reductions	2.15%	2.15%	2.10%	2.05%	2.09%
Net investment income (loss)	(1.79)%	(1.58)%	(1.23)%	(1.33)%	(1.30)%
Supplemental Data
Net assets, end of period (in millions)	$ 298	$ 246	$ 271	$ 287	$ 200
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 16.51	$ 17.26	$ 19.68	$ 12.34
Income from Investment Operations
Net investment income (loss) C	(.27)	(.25)	(.21)	(.27) D	(.21) E
Net realized and unrealized gain (loss)	4.09	(1.11)	(.54)	(1.66)	7.60
Total from investment operations	3.82	(1.36)	(.75)	(1.93)	7.39
Distributions from net realized gain	-	-	-	(.49)	(.05)
Net asset value, end of period	$ 18.97	$ 15.15	$ 16.51	$ 17.26	$ 19.68
Total Return A, B	25.21%	(8.24)%	(4.35)%	(10.23)%	60.02%
Ratios to Average Net Assets F
Expenses before expense reductions	2.13%	2.13%	2.07%	2.02%	2.09%
Expenses net of voluntary waivers, if any	2.13%	2.13%	2.07%	2.02%	2.09%
Expenses net of all reductions	2.09%	2.10%	2.05%	2.02%	2.06%
Net investment income (loss)	(1.73)%	(1.53)%	(1.18)%	(1.29)%	(1.27)%
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 190	$ 204	$ 220	$ 160
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 16.97	$ 17.55	$ 19.89	$ 12.35
Income from Investment Operations
Net investment income (loss) B	(.10)	(.07)	(.01)	(.05) C	(.04) D
Net realized and unrealized gain (loss)	4.30	(1.14)	(.57)	(1.70)	7.63
Total from investment operations	4.20	(1.21)	(.58)	(1.75)	7.59
Distributions from net realized gain	-	-	-	(.59)	(.05)
Net asset value, end of period	$ 19.96	$ 15.76	$ 16.97	$ 17.55	$ 19.89
Total Return A	26.65%	(7.13)%	(3.30)%	(9.28)%	61.60%
Ratios to Average Net Assets E
Expenses before expense reductions	.99%	1.00%	.96%	.97%	1.05%
Expenses net of voluntary waivers, if any	.99%	1.00%	.96%	.97%	1.05%
Expenses net of all reductions	.95%	.97%	.95%	.96%	1.02%
Net investment income (loss)	(.58)%	(.40)%	(.07)%	(.24)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 108	$ 70	$ 61	$ 59	$ 67
Portfolio turnover rate	47%	40%	84%	64%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.01 per share.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 447,754
Unrealized depreciation	(110,282)
Net unrealized appreciation (depreciation)	337,472
Capital loss carryforward	(136,787)

Cost for federal income tax purposes	$ 1,412,330

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 368	$ 4	$ 16
Class T	.26%	.25%	3,392	18	78
Class B	.75%	.25%	2,453	1,840	-
Class C	.75%	.25%	1,928	261	-
			$ 8,141	$ 2,123	$ 94

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 132
Class T	87
Class B*	669
Class C*	18
$ 906

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 496.35
Class T	2,272.34
Class B	1,023.42
Class C	685.36
Institutional Class	166.21
	$ 4,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $975 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

7. Expense Reductions - continued

generally benefit all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 454	$ 2
Class A	16	-	-
Class T	78	-	-
	$ 94	$ 454	$ 2

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	4,570	3,744	$ 73,834	$ 63,018
Shares redeemed	(2,276)	(2,411)	(36,438)	(39,123)
Net increase (decrease)	2,294	1,333	$ 37,396	$ 23,895
Class T
Shares sold	16,218	14,857	$ 265,263	$ 246,209
Shares redeemed	(11,915)	(11,704)	(188,793)	(186,246)
Net increase (decrease)	4,303	3,153	$ 76,470	$ 59,963
Class B
Shares sold	2,644	4,042	$ 41,859	$ 67,151
Shares redeemed	(3,151)	(4,220)	(47,247)	(66,019)
Net increase (decrease)	(507)	(178)	$ (5,388)	$ 1,132
Class C
Shares sold	3,160	4,388	$ 50,857	$ 71,806
Shares redeemed	(3,035)	(4,179)	(46,100)	(65,881)
Net increase (decrease)	125	209	$ 4,757	$ 5,925
Institutional Class
Shares sold	2,034	2,404	$ 34,701	$ 40,587
Shares redeemed	(1,051)	(1,542)	(17,070)	(25,538)
Net increase (decrease)	983	862	$ 17,631	$ 15,049

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
American Italian Pasta Co. Class A	$ -	$ 22,986	$ -	$ -
Golden State Vintners, Inc. Class B	-	-	-	1,173
LNR Property Corp.	-	4,059	-	-
MPS Group, Inc.	6,622	-	-	56,856
MarineMax, Inc.	2,257	-	-	17,497
Robert Mondavi Corp. Class A	-	10,223	-	20,997
RadiSys Corp.	3,912	-	-	21,166
Sharper Image Corp.	-	-	-	-
Waste Connections, Inc.	-	4,560	-	-
TOTALS	$ 12,791	$ 41,828	$ -	$ 117,689

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Small Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Small Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (51)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Small Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advior Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Small Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ASCFI-UANN-0104
1.786698.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	10.88%	4.59%
Class T (incl. 3.50% sales charge)	13.28%	4.84%
Class B (incl. contingent deferred sales charge) B	11.74%	4.74%
Class C (incl. contingent deferred sales charge) C	15.93%	5.14%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Capital Appreciation Fund's Class A, Class T, Class, B and Class C shares returned 17.64%, 17.39%, 16.74% and 16.93%, respectively, topping the 15.09% return for the S&P 500® index and in line with the 16.93% return for the LipperSM Capital Appreciation Funds Average. Strong returns for the fund's three largest holdings on average - health care provider UnitedHealth Group, satellite-TV company EchoStar and media firm Time Warner - helped the fund's performance relative to its index. A timely purchase of homebuilding stocks that rebounded sharply - including Lennar and Toll Brothers - also enhanced the fund's results. Good stock picking in both the media and telecommunication services sectors boosted the fund's return as well. In terms of disappointments, the fund's performance relative to the index was hurt by its overweighting in the energy sector, where I emphasized generally poor-performing drilling services companies such as Rowan, Weatherford, BJ Services and ENSCO. The fund's underweighting in technology also held back its relative return, as this was one of the market's better-performing sectors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	6.3	4.8
EchoStar Communications Corp. Class A	5.0	4.3
NTL, Inc.	4.1	0.0
UnitedHealth Group, Inc.	4.0	5.5
ENSCO International, Inc.	3.3	2.9
Pride International, Inc.	2.9	3.0
Rowan Companies, Inc.	2.9	2.6
Nextel Communications, Inc. Class A	2.5	0.3
United Online, Inc.	2.2	0.0
Affiliated Computer Services, Inc. Class A	2.1	0.4
	35.3
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.8	8.8
Consumer Discretionary	22.1	20.1
Energy	15.8	22.7
Telecommunication Services	7.3	1.5
Health Care	5.1	19.2
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.7%		Stocks 95.1%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	8.7%	** Foreign investments	2.7%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.1%
Household Durables - 4.8%
D.R. Horton, Inc.	83,300	$ 3,640,210
Harman International Industries, Inc.	26,700	3,638,409
Hovnanian Enterprises, Inc. Class A (a)	30,100	2,776,725
Lennar Corp. Class A	28,700	2,809,730
Toll Brothers, Inc. (a)	116,300	4,815,983
		17,681,057
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	19,300	1,043,358
InterActiveCorp (a)	112,500	3,695,625
Netflix, Inc. (a)	151,700	7,433,300
		12,172,283
Media - 13.5%
Cablevision Systems Corp. - NY Group Class A (a)	45,600	944,832
Clear Channel Communications, Inc.	86,200	3,604,022
EchoStar Communications Corp. Class A (a)	539,100	18,588,168
Fox Entertainment Group, Inc. Class A (a)	118,900	3,394,595
Time Warner, Inc. (a)	1,432,300	23,317,843
		49,849,460
Multiline Retail - 0.2%
Kohl's Corp. (a)	15,400	744,128
Specialty Retail - 0.3%
Best Buy Co., Inc.	15,700	973,400
TOTAL CONSUMER DISCRETIONARY		81,420,328
ENERGY - 15.8%
Energy Equipment & Services - 15.5%
Baker Hughes, Inc.	22,000	634,920
BJ Services Co. (a)	174,400	5,561,616
ENSCO International, Inc.	481,800	12,189,540
Grant Prideco, Inc. (a)	272,500	3,174,625
Grey Wolf, Inc. (a)	319,100	1,081,749
Nabors Industries Ltd. (a)	35,500	1,317,760
National-Oilwell, Inc. (a)	109,700	2,110,628
Pride International, Inc. (a)	684,200	10,912,990
Rowan Companies, Inc. (a)	499,309	10,570,372
Smith International, Inc. (a)	60,600	2,274,924
Transocean, Inc. (a)	88,200	1,709,316
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Varco International, Inc. (a)	94,000	$ 1,738,060
Weatherford International Ltd. (a)	122,901	4,028,695
		57,305,195
Oil & Gas - 0.3%
Chesapeake Energy Corp.	62,600	763,720
YUKOS Corp. sponsored ADR (a)	5,800	266,800
		1,030,520
TOTAL ENERGY		58,335,715
FINANCIALS - 4.4%
Capital Markets - 1.4%
Ameritrade Holding Corp. (a)	192,300	2,417,211
Morgan Stanley	49,800	2,752,944
		5,170,155
Commercial Banks - 0.2%
Fifth Third Bancorp	10,900	633,617
Diversified Financial Services - 0.5%
CIT Group, Inc.	18,300	638,121
Citigroup, Inc.	23,100	1,086,624
		1,724,745
Insurance - 1.0%
Conseco, Inc. (a)	190,500	3,682,365
Thrifts & Mortgage Finance - 1.3%
Sovereign Bancorp, Inc.	220,300	4,991,998
TOTAL FINANCIALS		16,202,880
HEALTH CARE - 5.1%
Biotechnology - 0.3%
Biogen Idec, Inc. (a)	8,900	339,802
ImClone Systems, Inc. (a)	15,400	605,220
		945,022
Health Care Providers & Services - 4.4%
UnitedHealth Group, Inc.	268,900	14,493,710
WebMD Corp. (a)	174,200	1,593,930
		16,087,640
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.4%
Forest Laboratories, Inc. (a)	14,300	$ 781,352
Merck & Co., Inc.	20,460	830,676
		1,612,028
TOTAL HEALTH CARE		18,644,690
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.5%
Bombardier, Inc. Class B (sub. vtg.)	99,500	397,325
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,300	67,666
Lockheed Martin Corp.	32,840	1,508,670
		1,973,661
Airlines - 1.7%
AirTran Holdings, Inc. (a)	87,900	1,297,404
JetBlue Airways Corp. (a)	90,775	3,309,657
Ryanair Holdings PLC sponsored ADR (a)	36,300	1,700,292
		6,307,353
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	95,700	2,120,712
Monster Worldwide, Inc. (a)	114,300	2,750,058
Spherion Corp. (a)	57,200	511,368
		5,382,138
TOTAL INDUSTRIALS		13,663,152
INFORMATION TECHNOLOGY - 38.8%
Communications Equipment - 5.7%
Adtran, Inc.	21,800	1,434,876
Avaya, Inc. (a)	124,700	1,695,920
CIENA Corp. (a)	192,900	1,365,732
Cisco Systems, Inc. (a)	41,400	938,124
Emulex Corp. (a)	36,000	1,062,000
Juniper Networks, Inc. (a)	38,700	730,269
Lucent Technologies, Inc. (a)	386,700	1,237,440
Motorola, Inc.	174,100	2,444,364
Powerwave Technologies, Inc. (a)	135,100	1,006,495
QUALCOMM, Inc.	27,200	1,211,760
Scientific-Atlanta, Inc.	93,300	2,694,504
SeaChange International, Inc. (a)	38,600	580,930
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Telefonaktiebolaget LM Ericsson ADR (a)	184,100	$ 2,989,784
UTStarcom, Inc. (a)	38,600	1,462,168
		20,854,366
Computers & Peripherals - 4.1%
Dell, Inc. (a)	32,700	1,128,150
EMC Corp. (a)	116,000	1,593,840
Gateway, Inc. (a)	77,700	346,542
Hewlett-Packard Co.	53,300	1,156,077
Maxtor Corp. (a)	320,000	3,571,200
Mobility Electronics, Inc. (a)	62,600	701,120
SanDisk Corp. (a)	19,500	1,576,770
Seagate Technology	96,800	1,911,800
Sun Microsystems, Inc. (a)	294,100	1,255,807
Western Digital Corp. (a)	138,800	1,726,672
		14,967,978
Electronic Equipment & Instruments - 2.7%
Arrow Electronics, Inc. (a)	6,000	140,280
Celestica, Inc. (sub. vtg.) (a)	77,600	1,182,066
Flextronics International Ltd. (a)	429,900	6,891,297
Solectron Corp. (a)	102,600	600,210
Symbol Technologies, Inc.	75,000	1,046,250
		9,860,103
Internet Software & Services - 3.4%
United Online, Inc. (a)	438,300	7,981,443
VeriSign, Inc. (a)	58,000	940,180
Yahoo Japan Corp. (a)	270	3,550,523
		12,472,146
IT Services - 2.1%
Affiliated Computer Services, Inc. Class A (a)	157,600	7,902,064
Semiconductors & Semiconductor Equipment - 18.2%
Advanced Micro Devices, Inc. (a)	26,900	483,662
Agere Systems, Inc.:
Class A (a)	191,900	679,326
Class B (a)	527,700	1,783,626
Altera Corp. (a)	24,100	610,453
Applied Materials, Inc. (a)	46,300	1,125,090
Applied Micro Circuits Corp. (a)	77,200	498,712
ASML Holding NV (NY Shares) (a)	107,600	2,025,032
Asyst Technologies, Inc. (a)	120,000	2,190,000
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Atmel Corp. (a)	77,200	$ 519,556
Axcelis Technologies, Inc. (a)	118,900	1,363,783
Conexant Systems, Inc. (a)	452,400	2,284,620
Cypress Semiconductor Corp. (a)	77,200	1,727,736
DuPont Photomasks, Inc. (a)	94,100	2,185,002
Entegris, Inc. (a)	215,000	2,760,600
Fairchild Semiconductor International, Inc. (a)	30,900	803,400
GlobespanVirata, Inc. (a)	173,700	1,066,518
Intel Corp.	155,700	5,205,051
International Rectifier Corp. (a)	11,600	633,592
Intersil Corp. Class A	106,000	2,799,460
KLA-Tencor Corp. (a)	54,700	3,205,967
Lam Research Corp. (a)	94,200	3,014,400
Marvell Technology Group Ltd. (a)	111,900	4,418,931
Maxim Integrated Products, Inc.	46,300	2,411,304
Micron Technology, Inc. (a)	294,400	3,830,144
MKS Instruments, Inc. (a)	19,300	534,803
Novellus Systems, Inc. (a)	20,300	888,328
NVIDIA Corp. (a)	64,100	1,355,715
Photronics, Inc. (a)	114,700	2,118,509
PMC-Sierra, Inc. (a)	51,000	1,038,870
Samsung Electronics Co. Ltd.	3,290	1,272,701
Silicon Laboratories, Inc. (a)	67,500	3,312,225
Skyworks Solutions, Inc. (a)	439,500	3,863,205
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	146,700	1,594,629
Teradyne, Inc. (a)	73,600	1,852,512
Xilinx, Inc. (a)	46,500	1,747,935
		67,205,397
Software - 2.6%
BEA Systems, Inc. (a)	161,200	2,047,240
i2 Technologies, Inc. (a)	935,100	1,870,200
Microsoft Corp.	43,700	1,123,090
Oracle Corp. (a)	173,800	2,087,338
Peregrine Systems, Inc. (a)	5,600	105,560
Siebel Systems, Inc. (a)	30,900	407,262
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	23,100	$ 764,610
VERITAS Software Corp. (a)	27,000	1,026,567
		9,431,867
TOTAL INFORMATION TECHNOLOGY		142,693,921
MATERIALS - 2.5%
Chemicals - 1.3%
Lyondell Chemical Co.	329,500	4,889,780
Metals & Mining - 1.2%
Apex Silver Mines Ltd. (a)	43,500	746,025
Kinross Gold Corp. (a)	192,000	1,699,167
Newmont Mining Corp. Holding Co.	11,800	568,052
Pan American Silver Corp. (a)	93,200	1,235,769
		4,249,013
TOTAL MATERIALS		9,138,793
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 4.2%
Covad Communications Group, Inc. (a)	84,800	339,200
NTL, Inc. (a)	233,044	15,185,147
		15,524,347
Wireless Telecommunication Services - 3.1%
At Road, Inc. (a)	18,300	230,397
Nextel Communications, Inc. Class A (a)	369,100	9,349,303
Wireless Facilities, Inc. (a)	131,200	1,906,336
		11,486,036
TOTAL TELECOMMUNICATION SERVICES		27,010,383
TOTAL COMMON STOCKS (Cost $340,470,451)		367,109,862
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (c)	2,200	$ 0
Procket Networks, Inc. Series C (c)	202,511	50,628
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		50,628
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.09% (b) (Cost $22,014,257)	22,014,257	22,014,257
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $364,522,635)	389,174,747
NET OTHER ASSETS - (5.7)%	(20,854,832)
NET ASSETS - 100%	$ 368,319,915
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $50,628 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $994,696,103 and $994,230,034, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $167,371 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $185,951,000 of which $151,614,000 and $34,337,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $21,135,421) (cost $364,522,635) - See accompanying schedule		$ 389,174,747
Cash		586,096
Receivable for investments sold		6,167,267
Receivable for fund shares sold		292,816
Dividends receivable		162,949
Interest receivable		14,749
Prepaid expenses		1,815
Other receivables		784,231
Total assets		397,184,670

Liabilities
Payable for investments purchased	$ 6,154,768
Payable for fund shares redeemed	622,415
Accrued management fee	176,145
Distribution fees payable	197,904
Other affiliated payables	133,270
Other payables and accrued expenses	39,926
Collateral on securities loaned, at value	21,540,327
Total liabilities		28,864,755

Net Assets		$ 368,319,915
Net Assets consist of:
Paid in capital		$ 530,957,858
Accumulated net investment loss		(96,993)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,205,797)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,664,847
Net Assets		$ 368,319,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,954,336 ÷ 2,608,204 shares)	$ 13.02

Maximum offering price per share (100/94.25 of $13.02)	$ 13.81
Class T: Net Asset Value and redemption price per share ($200,869,791 ÷ 15,563,467 shares)	$ 12.91

Maximum offering price per share (100/96.50 of $12.91)	$ 13.38
Class B: Net Asset Value and offering price per share ($76,326,920 ÷ 5,980,698 shares) A	$ 12.76

Class C: Net Asset Value and offering price per share ($54,362,016 ÷ 4,254,979 shares) A	$ 12.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,806,852 ÷ 213,986 shares)	$ 13.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 2,763,905
Interest		146,097
Security lending		23,862
Total income		2,933,864

Expenses
Management fee	$ 2,001,843
Transfer agent fees	1,456,407
Distribution fees	2,332,742
Accounting and security lending fees	129,360
Non-interested trustees' compensation	1,403
Custodian fees and expenses	26,373
Registration fees	72,189
Audit	33,923
Legal	5,227
Miscellaneous	2,859
Total expenses before reductions	6,062,326
Expense reductions	(651,788)	5,410,538
Net investment income (loss)		(2,476,674)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,977,429
Foreign currency transactions	(11,246)
Total net realized gain (loss)		67,966,183
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,967,138)
Assets and liabilities in foreign currencies	9,666
Total change in net unrealized appreciation (depreciation)		(7,957,472)
Net gain (loss)		60,008,711
Net increase (decrease) in net assets resulting from operations		$ 57,532,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,476,674)	$ 1,779,552
Net realized gain (loss)	67,966,183	(26,794,141)
Change in net unrealized appreciation (depreciation)	(7,957,472)	(8,163,656)
Net increase (decrease) in net assets resulting from operations	57,532,037	(33,178,245)
Distributions to shareholders from net investment income	(1,336,863)	(1,624,203)
Share transactions - net increase (decrease)	(4,149,739)	(25,376,561)
Total increase (decrease) in net assets	52,045,435	(60,179,009)

Net Assets
Beginning of period	316,274,480	376,453,489
End of period (including accumulated net investment loss of $96,993 and undistributed net investment income of $917,645, respectively)	$ 368,319,915	$ 316,274,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 12.22	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.04)	.10	.08	-H	(.10)
Net realized and unrealized gain (loss)	1.99	(1.06)	(4.07)	2.77	3.54
Total from investment operations	1.95	(.96)	(3.99)	2.77	3.44
Distributions from net investment income	(.08)	(.11)	-	-	-
Net asset value, end of period	$ 13.02	$ 11.15	$ 12.22	$ 16.21	$ 13.44
Total ReturnB,C,D	17.64%	(7.93)%	(24.61)%	20.61%	34.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.37%	1.47%	1.32%	1.28%	2.42%A
Expenses net of voluntary waivers, if any	1.37%	1.47%	1.32%	1.28%	1.75%A
Expenses net of all reductions	1.18%	1.28%	1.26%	1.24%	1.70%A
Net investment income (loss)	(.33)%	.86%	.56%	-%	(.94)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,954	$ 21,734	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 12.13	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.07)	.08	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	1.98	(1.06)	(4.05)	2.75	3.53
Total from investment operations	1.91	(.98)	(4.00)	2.73	3.40
Distributions from net investment income	(.07)	(.08)	-	-	-
Net asset value, end of period	$ 12.91	$ 11.07	$ 12.13	$ 16.13	$ 13.40
Total ReturnB,C,D	17.39%	(8.13)%	(24.80)%	20.37%	34.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.62%	1.66%	1.49%	1.46%	2.62%A
Expenses net of voluntary waivers, if any	1.62%	1.66%	1.49%	1.46%	2.00%A
Expenses net of all reductions	1.43%	1.46%	1.43%	1.42%	1.95%A
Net investment income (loss)	(.58)%	.68%	.39%	(.18)%	(1.19)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 200,870	$ 172,694	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 11.96	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	.02	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	1.96	(1.05)	(4.02)	2.74	3.54
Total from investment operations	1.83	(1.03)	(4.04)	2.65	3.35
Net asset value, end of period	$ 12.76	$ 10.93	$ 11.96	$ 16.00	$ 13.35
Total ReturnB,C,D	16.74%	(8.61)%	(25.25)%	19.85%	33.50%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.15%	2.16%	2.05%	2.02%	3.16%A
Expenses net of voluntary waivers, if any	2.15%	2.16%	2.05%	2.02%	2.50%A
Expenses net of all reductions	1.97%	1.97%	1.99%	1.98%	2.45%A
Net investment income (loss)	(1.11)%	.17%	(.18)%	(.74)%	(1.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,327	$ 70,748	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 11.97	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.12)	.03	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	1.97	(1.05)	(4.02)	2.73	3.54
Total from investment operations	1.85	(1.02)	(4.03)	2.65	3.35
Distributions from net investment income	(.01)	(.01)	-	-	-
Net asset value, end of period	$ 12.78	$ 10.94	$ 11.97	$ 16.00	$ 13.35
Total ReturnB,C,D	16.93%	(8.53)%	(25.19)%	19.85%	33.50%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.04%	2.06%	1.96%	1.95%	3.12%A
Expenses net of voluntary waivers, if any	2.04%	2.06%	1.96%	1.95%	2.50%A
Expenses net of all reductions	1.86%	1.87%	1.90%	1.91%	2.45%A
Net investment income (loss)	(1.00)%	.27%	(.09)%	(.67)%	(1.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,362	$ 48,337	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 12.33	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.01	.17	.13	.04	(.08)
Net realized and unrealized gain (loss)	2.00	(1.07)	(4.10)	2.79	3.55
Total from investment operations	2.01	(.90)	(3.97)	2.83	3.47
Distributions from net investment income	(.13)	(.19)	-	-	-
Net asset value, end of period	$ 13.12	$ 11.24	$ 12.33	$ 16.30	$ 13.47
Total ReturnB,C	18.14%	(7.42)%	(24.36)%	21.01%	34.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.99%	.92%	.95%	.96%	2.27%A
Expenses net of voluntary waivers, if any	.99%	.92%	.95%	.96%	1.50%A
Expenses net of all reductions	.80%	.73%	.89%	.92%	1.45%A
Net investment income (loss)	.05%	1.42%	.93%	.32%	(.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,807	$ 2,762	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,999,753	|
Unrealized depreciation	(14,686,284)
Net unrealized appreciation (depreciation)	23,313,469
Capital loss carryforward	(185,951,412)

Cost for federal income tax purposes	$ 365,861,278

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 1,336,863	$ 1,624,203

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.05%	.25%	$ 95,918	$ 93	$ 14,941
Class T	.30%	.25%	1,034,501	2,432	92,321
Class B	.75%	.25%	708,335	531,268	-
Class C	.75%	.25%	493,988	35,024	-
			$ 2,332,742	$ 568,817	$ 107,262

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,409
Class T	29,898
Class B*	205,378
Class C*	1,838
$ 256,523

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 135,245.42
Class T	769,402.41
Class B	351,072.50
Class C	190,791.39
Institutional Class	9,897.33
	$ 1,456,407

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $178,723 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 544,098	$ 428
Class A	14,941	-	-
Class T	92,321	-	-
	$107,262	$544,098	$428

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 156,256	$ 217,842
Class T	1,103,118	1,286,193
Class C	44,147	49,781
Institutional Class	33,342	70,387
Total	$ 1,336,863	$ 1,624,203

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,290,489	1,465,374	$ 25,281,929	$ 16,485,298
Reinvestment of distributions	14,040	17,381	150,230	211,183
Shares redeemed	(1,645,893)	(1,527,711)	(19,280,454)	(16,090,483)
Net increase (decrease)	658,636	(44,956)	$ 6,151,705	$ 605,998
Class T
Shares sold	6,084,233	4,763,792	$ 68,162,799	$ 53,798,911
Reinvestment of distributions	101,514	103,559	1,079,094	1,250,989
Shares redeemed	(6,222,293)	(5,536,697)	(71,973,276)	(62,641,199)
Net increase (decrease)	(36,546)	(669,346)	$ (2,731,383)	$ (7,591,299)
Class B
Shares sold	759,533	1,008,085	$ 8,558,740	$ 11,630,076
Shares redeemed	(1,249,740)	(2,077,291)	(14,005,714)	(22,689,180)
Net increase (decrease)	(490,207)	(1,069,206)	$ (5,446,974)	$ (11,059,104)
Class C
Shares sold	755,122	1,038,037	$ 8,643,380	$ 11,857,372
Reinvestment of distributions	3,854	3,817	40,736	45,765
Shares redeemed	(921,005)	(1,642,220)	(10,358,799)	(18,019,152)
Net increase (decrease)	(162,029)	(600,366)	$ (1,674,683)	$ (6,116,015)
Institutional Class
Shares sold	105,365	180,525	$ 1,221,750	$ 2,022,243
Reinvestment of distributions	1,917	997	20,586	12,148
Shares redeemed	(138,999)	(309,089)	(1,690,740)	(3,250,532)
Net increase (decrease)	(31,717)	(127,567)	$ (448,404)	$ (1,216,141)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dynamic Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A, Class T, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARG-UANN-0104
1.786677.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	18.14%	6.26%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Capital Appreciation Fund's Institutional Class shares returned 18.14%, topping the 15.09% return for the S&P 500® index and the 16.93% return for the LipperSM Capital Appreciation Funds Average. The strong returns of the fund's three largest holdings on average - health care insurance provider UnitedHealth Group, satellite-TV company EchoStar Communications and media firm Time Warner - helped the fund's performance relative to its index. A timely purchase of homebuilding stocks that rebounded sharply - including Lennar and Toll Brothers - also enhanced the fund's results. Good stock picking in both the media and telecommunication services sectors boosted the fund's relative return as well. In terms of disappointments, the fund's relative performance was hurt by its overweighting in the energy sector, where I emphasized generally poor-performing drilling services companies, such as Rowan, Weatherford, BJ Services and ENSCO. The fund's underweighting of information technology stocks also held back its return versus the index, as this was one of the market's better-performing sectors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	6.3	4.8
EchoStar Communications Corp. Class A	5.0	4.3
NTL, Inc.	4.1	0.0
UnitedHealth Group, Inc.	4.0	5.5
ENSCO International, Inc.	3.3	2.9
Pride International, Inc.	2.9	3.0
Rowan Companies, Inc.	2.9	2.6
Nextel Communications, Inc. Class A	2.5	0.3
United Online, Inc.	2.2	0.0
Affiliated Computer Services, Inc. Class A	2.1	0.4
	35.3
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.8	8.8
Consumer Discretionary	22.1	20.1
Energy	15.8	22.7
Telecommunication Services	7.3	1.5
Health Care	5.1	19.2
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.7%		Stocks 95.1%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	8.7%	** Foreign investments	2.7%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.1%
Household Durables - 4.8%
D.R. Horton, Inc.	83,300	$ 3,640,210
Harman International Industries, Inc.	26,700	3,638,409
Hovnanian Enterprises, Inc. Class A (a)	30,100	2,776,725
Lennar Corp. Class A	28,700	2,809,730
Toll Brothers, Inc. (a)	116,300	4,815,983
		17,681,057
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	19,300	1,043,358
InterActiveCorp (a)	112,500	3,695,625
Netflix, Inc. (a)	151,700	7,433,300
		12,172,283
Media - 13.5%
Cablevision Systems Corp. - NY Group Class A (a)	45,600	944,832
Clear Channel Communications, Inc.	86,200	3,604,022
EchoStar Communications Corp. Class A (a)	539,100	18,588,168
Fox Entertainment Group, Inc. Class A (a)	118,900	3,394,595
Time Warner, Inc. (a)	1,432,300	23,317,843
		49,849,460
Multiline Retail - 0.2%
Kohl's Corp. (a)	15,400	744,128
Specialty Retail - 0.3%
Best Buy Co., Inc.	15,700	973,400
TOTAL CONSUMER DISCRETIONARY		81,420,328
ENERGY - 15.8%
Energy Equipment & Services - 15.5%
Baker Hughes, Inc.	22,000	634,920
BJ Services Co. (a)	174,400	5,561,616
ENSCO International, Inc.	481,800	12,189,540
Grant Prideco, Inc. (a)	272,500	3,174,625
Grey Wolf, Inc. (a)	319,100	1,081,749
Nabors Industries Ltd. (a)	35,500	1,317,760
National-Oilwell, Inc. (a)	109,700	2,110,628
Pride International, Inc. (a)	684,200	10,912,990
Rowan Companies, Inc. (a)	499,309	10,570,372
Smith International, Inc. (a)	60,600	2,274,924
Transocean, Inc. (a)	88,200	1,709,316
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Varco International, Inc. (a)	94,000	$ 1,738,060
Weatherford International Ltd. (a)	122,901	4,028,695
		57,305,195
Oil & Gas - 0.3%
Chesapeake Energy Corp.	62,600	763,720
YUKOS Corp. sponsored ADR (a)	5,800	266,800
		1,030,520
TOTAL ENERGY		58,335,715
FINANCIALS - 4.4%
Capital Markets - 1.4%
Ameritrade Holding Corp. (a)	192,300	2,417,211
Morgan Stanley	49,800	2,752,944
		5,170,155
Commercial Banks - 0.2%
Fifth Third Bancorp	10,900	633,617
Diversified Financial Services - 0.5%
CIT Group, Inc.	18,300	638,121
Citigroup, Inc.	23,100	1,086,624
		1,724,745
Insurance - 1.0%
Conseco, Inc. (a)	190,500	3,682,365
Thrifts & Mortgage Finance - 1.3%
Sovereign Bancorp, Inc.	220,300	4,991,998
TOTAL FINANCIALS		16,202,880
HEALTH CARE - 5.1%
Biotechnology - 0.3%
Biogen Idec, Inc. (a)	8,900	339,802
ImClone Systems, Inc. (a)	15,400	605,220
		945,022
Health Care Providers & Services - 4.4%
UnitedHealth Group, Inc.	268,900	14,493,710
WebMD Corp. (a)	174,200	1,593,930
		16,087,640
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.4%
Forest Laboratories, Inc. (a)	14,300	$ 781,352
Merck & Co., Inc.	20,460	830,676
		1,612,028
TOTAL HEALTH CARE		18,644,690
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.5%
Bombardier, Inc. Class B (sub. vtg.)	99,500	397,325
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,300	67,666
Lockheed Martin Corp.	32,840	1,508,670
		1,973,661
Airlines - 1.7%
AirTran Holdings, Inc. (a)	87,900	1,297,404
JetBlue Airways Corp. (a)	90,775	3,309,657
Ryanair Holdings PLC sponsored ADR (a)	36,300	1,700,292
		6,307,353
Commercial Services & Supplies - 1.5%
Cendant Corp. (a)	95,700	2,120,712
Monster Worldwide, Inc. (a)	114,300	2,750,058
Spherion Corp. (a)	57,200	511,368
		5,382,138
TOTAL INDUSTRIALS		13,663,152
INFORMATION TECHNOLOGY - 38.8%
Communications Equipment - 5.7%
Adtran, Inc.	21,800	1,434,876
Avaya, Inc. (a)	124,700	1,695,920
CIENA Corp. (a)	192,900	1,365,732
Cisco Systems, Inc. (a)	41,400	938,124
Emulex Corp. (a)	36,000	1,062,000
Juniper Networks, Inc. (a)	38,700	730,269
Lucent Technologies, Inc. (a)	386,700	1,237,440
Motorola, Inc.	174,100	2,444,364
Powerwave Technologies, Inc. (a)	135,100	1,006,495
QUALCOMM, Inc.	27,200	1,211,760
Scientific-Atlanta, Inc.	93,300	2,694,504
SeaChange International, Inc. (a)	38,600	580,930
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Telefonaktiebolaget LM Ericsson ADR (a)	184,100	$ 2,989,784
UTStarcom, Inc. (a)	38,600	1,462,168
		20,854,366
Computers & Peripherals - 4.1%
Dell, Inc. (a)	32,700	1,128,150
EMC Corp. (a)	116,000	1,593,840
Gateway, Inc. (a)	77,700	346,542
Hewlett-Packard Co.	53,300	1,156,077
Maxtor Corp. (a)	320,000	3,571,200
Mobility Electronics, Inc. (a)	62,600	701,120
SanDisk Corp. (a)	19,500	1,576,770
Seagate Technology	96,800	1,911,800
Sun Microsystems, Inc. (a)	294,100	1,255,807
Western Digital Corp. (a)	138,800	1,726,672
		14,967,978
Electronic Equipment & Instruments - 2.7%
Arrow Electronics, Inc. (a)	6,000	140,280
Celestica, Inc. (sub. vtg.) (a)	77,600	1,182,066
Flextronics International Ltd. (a)	429,900	6,891,297
Solectron Corp. (a)	102,600	600,210
Symbol Technologies, Inc.	75,000	1,046,250
		9,860,103
Internet Software & Services - 3.4%
United Online, Inc. (a)	438,300	7,981,443
VeriSign, Inc. (a)	58,000	940,180
Yahoo Japan Corp. (a)	270	3,550,523
		12,472,146
IT Services - 2.1%
Affiliated Computer Services, Inc. Class A (a)	157,600	7,902,064
Semiconductors & Semiconductor Equipment - 18.2%
Advanced Micro Devices, Inc. (a)	26,900	483,662
Agere Systems, Inc.:
Class A (a)	191,900	679,326
Class B (a)	527,700	1,783,626
Altera Corp. (a)	24,100	610,453
Applied Materials, Inc. (a)	46,300	1,125,090
Applied Micro Circuits Corp. (a)	77,200	498,712
ASML Holding NV (NY Shares) (a)	107,600	2,025,032
Asyst Technologies, Inc. (a)	120,000	2,190,000
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Atmel Corp. (a)	77,200	$ 519,556
Axcelis Technologies, Inc. (a)	118,900	1,363,783
Conexant Systems, Inc. (a)	452,400	2,284,620
Cypress Semiconductor Corp. (a)	77,200	1,727,736
DuPont Photomasks, Inc. (a)	94,100	2,185,002
Entegris, Inc. (a)	215,000	2,760,600
Fairchild Semiconductor International, Inc. (a)	30,900	803,400
GlobespanVirata, Inc. (a)	173,700	1,066,518
Intel Corp.	155,700	5,205,051
International Rectifier Corp. (a)	11,600	633,592
Intersil Corp. Class A	106,000	2,799,460
KLA-Tencor Corp. (a)	54,700	3,205,967
Lam Research Corp. (a)	94,200	3,014,400
Marvell Technology Group Ltd. (a)	111,900	4,418,931
Maxim Integrated Products, Inc.	46,300	2,411,304
Micron Technology, Inc. (a)	294,400	3,830,144
MKS Instruments, Inc. (a)	19,300	534,803
Novellus Systems, Inc. (a)	20,300	888,328
NVIDIA Corp. (a)	64,100	1,355,715
Photronics, Inc. (a)	114,700	2,118,509
PMC-Sierra, Inc. (a)	51,000	1,038,870
Samsung Electronics Co. Ltd.	3,290	1,272,701
Silicon Laboratories, Inc. (a)	67,500	3,312,225
Skyworks Solutions, Inc. (a)	439,500	3,863,205
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	146,700	1,594,629
Teradyne, Inc. (a)	73,600	1,852,512
Xilinx, Inc. (a)	46,500	1,747,935
		67,205,397
Software - 2.6%
BEA Systems, Inc. (a)	161,200	2,047,240
i2 Technologies, Inc. (a)	935,100	1,870,200
Microsoft Corp.	43,700	1,123,090
Oracle Corp. (a)	173,800	2,087,338
Peregrine Systems, Inc. (a)	5,600	105,560
Siebel Systems, Inc. (a)	30,900	407,262
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	23,100	$ 764,610
VERITAS Software Corp. (a)	27,000	1,026,567
		9,431,867
TOTAL INFORMATION TECHNOLOGY		142,693,921
MATERIALS - 2.5%
Chemicals - 1.3%
Lyondell Chemical Co.	329,500	4,889,780
Metals & Mining - 1.2%
Apex Silver Mines Ltd. (a)	43,500	746,025
Kinross Gold Corp. (a)	192,000	1,699,167
Newmont Mining Corp. Holding Co.	11,800	568,052
Pan American Silver Corp. (a)	93,200	1,235,769
		4,249,013
TOTAL MATERIALS		9,138,793
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 4.2%
Covad Communications Group, Inc. (a)	84,800	339,200
NTL, Inc. (a)	233,044	15,185,147
		15,524,347
Wireless Telecommunication Services - 3.1%
At Road, Inc. (a)	18,300	230,397
Nextel Communications, Inc. Class A (a)	369,100	9,349,303
Wireless Facilities, Inc. (a)	131,200	1,906,336
		11,486,036
TOTAL TELECOMMUNICATION SERVICES		27,010,383
TOTAL COMMON STOCKS (Cost $340,470,451)		367,109,862
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (c)	2,200	$ 0
Procket Networks, Inc. Series C (c)	202,511	50,628
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		50,628
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.09% (b) (Cost $22,014,257)	22,014,257	22,014,257
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $364,522,635)	389,174,747
NET OTHER ASSETS - (5.7)%	(20,854,832)
NET ASSETS - 100%	$ 368,319,915
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $50,628 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $994,696,103 and $994,230,034, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $167,371 for the period.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $185,951,000 of which $151,614,000 and $34,337,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $21,135,421) (cost $364,522,635) - See accompanying schedule		$ 389,174,747
Cash		586,096
Receivable for investments sold		6,167,267
Receivable for fund shares sold		292,816
Dividends receivable		162,949
Interest receivable		14,749
Prepaid expenses		1,815
Other receivables		784,231
Total assets		397,184,670

Liabilities
Payable for investments purchased	$ 6,154,768
Payable for fund shares redeemed	622,415
Accrued management fee	176,145
Distribution fees payable	197,904
Other affiliated payables	133,270
Other payables and accrued expenses	39,926
Collateral on securities loaned, at value	21,540,327
Total liabilities		28,864,755

Net Assets		$ 368,319,915
Net Assets consist of:
Paid in capital		$ 530,957,858
Accumulated net investment loss		(96,993)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,205,797)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,664,847
Net Assets		$ 368,319,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,954,336 ÷ 2,608,204 shares)	$ 13.02

Maximum offering price per share (100/94.25 of $13.02)	$ 13.81
Class T: Net Asset Value and redemption price per share ($200,869,791 ÷ 15,563,467 shares)	$ 12.91

Maximum offering price per share (100/96.50 of $12.91)	$ 13.38
Class B: Net Asset Value and offering price per share ($76,326,920 ÷ 5,980,698 shares) A	$ 12.76

Class C: Net Asset Value and offering price per share ($54,362,016 ÷ 4,254,979 shares) A	$ 12.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,806,852 ÷ 213,986 shares)	$ 13.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 2,763,905
Interest		146,097
Security lending		23,862
Total income		2,933,864

Expenses
Management fee	$ 2,001,843
Transfer agent fees	1,456,407
Distribution fees	2,332,742
Accounting and security lending fees	129,360
Non-interested trustees' compensation	1,403
Custodian fees and expenses	26,373
Registration fees	72,189
Audit	33,923
Legal	5,227
Miscellaneous	2,859
Total expenses before reductions	6,062,326
Expense reductions	(651,788)	5,410,538
Net investment income (loss)		(2,476,674)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,977,429
Foreign currency transactions	(11,246)
Total net realized gain (loss)		67,966,183
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,967,138)
Assets and liabilities in foreign currencies	9,666
Total change in net unrealized appreciation (depreciation)		(7,957,472)
Net gain (loss)		60,008,711
Net increase (decrease) in net assets resulting from operations		$ 57,532,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,476,674)	$ 1,779,552
Net realized gain (loss)	67,966,183	(26,794,141)
Change in net unrealized appreciation (depreciation)	(7,957,472)	(8,163,656)
Net increase (decrease) in net assets resulting from operations	57,532,037	(33,178,245)
Distributions to shareholders from net investment income	(1,336,863)	(1,624,203)
Share transactions - net increase (decrease)	(4,149,739)	(25,376,561)
Total increase (decrease) in net assets	52,045,435	(60,179,009)

Net Assets
Beginning of period	316,274,480	376,453,489
End of period (including accumulated net investment loss of $96,993 and undistributed net investment income of $917,645, respectively)	$ 368,319,915	$ 316,274,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 12.22	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.04)	.10	.08	-H	(.10)
Net realized and unrealized gain (loss)	1.99	(1.06)	(4.07)	2.77	3.54
Total from investment operations	1.95	(.96)	(3.99)	2.77	3.44
Distributions from net investment income	(.08)	(.11)	-	-	-
Net asset value, end of period	$ 13.02	$ 11.15	$ 12.22	$ 16.21	$ 13.44
Total ReturnB,C,D	17.64%	(7.93)%	(24.61)%	20.61%	34.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.37%	1.47%	1.32%	1.28%	2.42%A
Expenses net of voluntary waivers, if any	1.37%	1.47%	1.32%	1.28%	1.75%A
Expenses net of all reductions	1.18%	1.28%	1.26%	1.24%	1.70%A
Net investment income (loss)	(.33)%	.86%	.56%	-%	(.94)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,954	$ 21,734	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 12.13	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.07)	.08	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	1.98	(1.06)	(4.05)	2.75	3.53
Total from investment operations	1.91	(.98)	(4.00)	2.73	3.40
Distributions from net investment income	(.07)	(.08)	-	-	-
Net asset value, end of period	$ 12.91	$ 11.07	$ 12.13	$ 16.13	$ 13.40
Total ReturnB,C,D	17.39%	(8.13)%	(24.80)%	20.37%	34.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.62%	1.66%	1.49%	1.46%	2.62%A
Expenses net of voluntary waivers, if any	1.62%	1.66%	1.49%	1.46%	2.00%A
Expenses net of all reductions	1.43%	1.46%	1.43%	1.42%	1.95%A
Net investment income (loss)	(.58)%	.68%	.39%	(.18)%	(1.19)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 200,870	$ 172,694	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 11.96	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	.02	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	1.96	(1.05)	(4.02)	2.74	3.54
Total from investment operations	1.83	(1.03)	(4.04)	2.65	3.35
Net asset value, end of period	$ 12.76	$ 10.93	$ 11.96	$ 16.00	$ 13.35
Total ReturnB,C,D	16.74%	(8.61)%	(25.25)%	19.85%	33.50%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.15%	2.16%	2.05%	2.02%	3.16%A
Expenses net of voluntary waivers, if any	2.15%	2.16%	2.05%	2.02%	2.50%A
Expenses net of all reductions	1.97%	1.97%	1.99%	1.98%	2.45%A
Net investment income (loss)	(1.11)%	.17%	(.18)%	(.74)%	(1.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,327	$ 70,748	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 11.97	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.12)	.03	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	1.97	(1.05)	(4.02)	2.73	3.54
Total from investment operations	1.85	(1.02)	(4.03)	2.65	3.35
Distributions from net investment income	(.01)	(.01)	-	-	-
Net asset value, end of period	$ 12.78	$ 10.94	$ 11.97	$ 16.00	$ 13.35
Total ReturnB,C,D	16.93%	(8.53)%	(25.19)%	19.85%	33.50%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.04%	2.06%	1.96%	1.95%	3.12%A
Expenses net of voluntary waivers, if any	2.04%	2.06%	1.96%	1.95%	2.50%A
Expenses net of all reductions	1.86%	1.87%	1.90%	1.91%	2.45%A
Net investment income (loss)	(1.00)%	.27%	(.09)%	(.67)%	(1.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,362	$ 48,337	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 12.33	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.01	.17	.13	.04	(.08)
Net realized and unrealized gain (loss)	2.00	(1.07)	(4.10)	2.79	3.55
Total from investment operations	2.01	(.90)	(3.97)	2.83	3.47
Distributions from net investment income	(.13)	(.19)	-	-	-
Net asset value, end of period	$ 13.12	$ 11.24	$ 12.33	$ 16.30	$ 13.47
Total ReturnB,C	18.14%	(7.42)%	(24.36)%	21.01%	34.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.99%	.92%	.95%	.96%	2.27%A
Expenses net of voluntary waivers, if any	.99%	.92%	.95%	.96%	1.50%A
Expenses net of all reductions	.80%	.73%	.89%	.92%	1.45%A
Net investment income (loss)	.05%	1.42%	.93%	.32%	(.69)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,807	$ 2,762	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	300%	285%	313%	411%	381%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,999,753	|
Unrealized depreciation	(14,686,284)
Net unrealized appreciation (depreciation)	23,313,469
Capital loss carryforward	(185,951,412)

Cost for federal income tax purposes	$ 365,861,278

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 1,336,863	$ 1,624,203

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.05%	.25%	$ 95,918	$ 93	$ 14,941
Class T	.30%	.25%	1,034,501	2,432	92,321
Class B	.75%	.25%	708,335	531,268	-
Class C	.75%	.25%	493,988	35,024	-
			$ 2,332,742	$ 568,817	$ 107,262

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,409
Class T	29,898
Class B*	205,378
Class C*	1,838
$ 256,523

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 135,245.42
Class T	769,402.41
Class B	351,072.50
Class C	190,791.39
Institutional Class	9,897.33
	$ 1,456,407

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $178,723 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 544,098	$ 428
Class A	14,941	-	-
Class T	92,321	-	-
	$107,262	$544,098	$428

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net investment income
Class A	$ 156,256	$ 217,842
Class T	1,103,118	1,286,193
Class C	44,147	49,781
Institutional Class	33,342	70,387
Total	$ 1,336,863	$ 1,624,203

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,290,489	1,465,374	$ 25,281,929	$ 16,485,298
Reinvestment of distributions	14,040	17,381	150,230	211,183
Shares redeemed	(1,645,893)	(1,527,711)	(19,280,454)	(16,090,483)
Net increase (decrease)	658,636	(44,956)	$ 6,151,705	$ 605,998
Class T
Shares sold	6,084,233	4,763,792	$ 68,162,799	$ 53,798,911
Reinvestment of distributions	101,514	103,559	1,079,094	1,250,989
Shares redeemed	(6,222,293)	(5,536,697)	(71,973,276)	(62,641,199)
Net increase (decrease)	(36,546)	(669,346)	$ (2,731,383)	$ (7,591,299)
Class B
Shares sold	759,533	1,008,085	$ 8,558,740	$ 11,630,076
Shares redeemed	(1,249,740)	(2,077,291)	(14,005,714)	(22,689,180)
Net increase (decrease)	(490,207)	(1,069,206)	$ (5,446,974)	$ (11,059,104)
Class C
Shares sold	755,122	1,038,037	$ 8,643,380	$ 11,857,372
Reinvestment of distributions	3,854	3,817	40,736	45,765
Shares redeemed	(921,005)	(1,642,220)	(10,358,799)	(18,019,152)
Net increase (decrease)	(162,029)	(600,366)	$ (1,674,683)	$ (6,116,015)
Institutional Class
Shares sold	105,365	180,525	$ 1,221,750	$ 2,022,243
Reinvestment of distributions	1,917	997	20,586	12,148
Shares redeemed	(138,999)	(309,089)	(1,690,740)	(3,250,532)
Net increase (decrease)	(31,717)	(127,567)	$ (448,404)	$ (1,216,141)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dynamic Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARGI-UANN-0104
1.786678.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	10.60%	-0.70%
Class T (incl. 3.50% sales charge)	12.96%	-0.01%
Class B (incl. contingent deferred sales charge)B	11.63%	-0.23%
Class C (incl. contingent deferred sales charge)C	15.65%	0.89%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class T on May 9, 2001, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Equity Value Fund's Class A, Class T, Class B and Class C shares returned 17.34%, 17.06%, 16.63% and 16.65%, roughly in line with the 17.56% return for the LipperSM Growth Funds Average, but lagging the 18.39% return for the Russell 3000® Value Index. Despite a positive return for the fund's financial holdings, they lagged those of the index, resulting in the bulk of the fund's relative shortfall. Although business improved for a few of our larger holdings in this sector - such as brokerage Charles Schwab, insurance giant American International Group and financial services provider Mellon - these stocks underperformed the overall sector. Elsewhere, overweighting poor-performing energy services stocks, such as Schlumberger and Weatherford International, also held back the fund's return versus the index. The fund's return relative to its index was helped by my timely purchases of weakened stocks in economically sensitive industries - including capital goods, materials and semiconductors - that rallied due to a pickup in business activity. Some top performers included truck manufacturer PACCAR, aerospace supplier Goodrich, aluminum producer Alcoa, semiconductor maker Analog Devices and retailer Home Depot.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Burlington Resources, Inc.	4.5	4.8
Verizon Communications, Inc.	3.8	3.4
Morgan Stanley	3.7	3.0
Charles Schwab Corp.	3.3	4.2
Wells Fargo & Co.	2.9	0.0
Exxon Mobil Corp.	2.9	3.3
Goodrich Corp.	2.5	0.2
Citigroup, Inc.	2.5	3.5
Bank of America Corp.	2.2	1.4
InterActiveCorp	2.2	1.0
	30.5
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.9	26.7
Industrials	16.1	17.7
Consumer Discretionary	13.6	13.6
Information Technology	12.3	14.1
Energy	9.0	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.1%		Stocks 96.2%
	Convertible Securities 0.7%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	4.9%	** Foreign investments	2.8%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.5%
Ford Motor Co.	23,900	$ 315,480
Hotels, Restaurants & Leisure - 0.8%
Mandalay Resort Group	3,119	133,961
Marriott International, Inc. Class A	9,240	423,469
		557,430
Household Durables - 0.1%
Sony Corp. sponsored ADR	2,180	74,883
Internet & Catalog Retail - 2.2%
InterActiveCorp (a)	42,770	1,404,995
Media - 6.8%
Belo Corp. Series A	15,320	435,241
EchoStar Communications Corp. Class A (a)	5,540	191,019
McGraw-Hill Companies, Inc.	1,510	103,435
News Corp. Ltd. ADR	28,260	967,905
Omnicom Group, Inc.	4,900	390,334
PanAmSat Corp. (a)	1,980	43,738
Time Warner, Inc. (a)	42,850	697,598
Tribune Co.	7,600	371,260
Viacom, Inc. Class B (non-vtg.)	24,710	971,597
Washington Post Co. Class B	290	233,001
		4,405,128
Multiline Retail - 0.6%
Federated Department Stores, Inc.	3,870	189,978
Saks, Inc. (a)	8,250	126,885
Target Corp.	2,250	87,120
		403,983
Specialty Retail - 2.3%
AutoZone, Inc. (a)	1,420	135,837
Foot Locker, Inc.	11,620	256,802
Gap, Inc.	34,460	740,890
Home Depot, Inc.	3,420	125,719
TJX Companies, Inc.	4,030	91,038
Zale Corp. (a)	2,400	129,960
		1,480,246
Textiles Apparel & Luxury Goods - 0.3%
Perry Ellis International, Inc. (a)	8,500	206,219
TOTAL CONSUMER DISCRETIONARY		8,848,364
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 5.2%
Beverages - 0.3%
Anheuser-Busch Companies, Inc.	4,100	$ 212,462
Food & Staples Retailing - 0.9%
Safeway, Inc. (a)	10,600	219,950
Walgreen Co.	9,420	346,750
		566,700
Food Products - 1.9%
Campbell Soup Co.	6,120	156,733
McCormick & Co., Inc. (non-vtg.)	18,840	540,520
Smithfield Foods, Inc. (a)	7,900	185,255
Unilever NV (NY Shares)	6,250	375,625
		1,258,133
Household Products - 1.5%
Colgate-Palmolive Co.	7,760	407,400
Procter & Gamble Co.	5,660	544,718
		952,118
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	3,250	123,500
Gillette Co.	7,720	260,396
		383,896
TOTAL CONSUMER STAPLES		3,373,309
ENERGY - 8.8%
Energy Equipment & Services - 1.4%
BJ Services Co. (a)	470	14,988
Cooper Cameron Corp. (a)	4,720	204,895
ENSCO International, Inc.	5,200	131,560
Nabors Industries Ltd. (a)	2,460	91,315
Noble Corp. (a)	2,830	97,861
Rowan Companies, Inc. (a)	900	19,053
Smith International, Inc. (a)	500	18,770
Weatherford International Ltd. (a)	9,720	318,622
		897,064
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 7.4%
Burlington Resources, Inc.	58,900	$ 2,956,778
Exxon Mobil Corp.	51,900	1,877,223
		4,834,001
TOTAL ENERGY		5,731,065
FINANCIALS - 26.9%
Capital Markets - 8.9%
Bank of New York Co., Inc.	21,440	657,779
Charles Schwab Corp.	184,840	2,144,144
Morgan Stanley	42,560	2,352,717
Northern Trust Corp.	13,010	583,499
		5,738,139
Commercial Banks - 9.2%
Bank of America Corp.	19,120	1,442,222
Bank One Corp.	16,050	695,928
City National Corp.	3,750	237,225
Comerica, Inc.	2,540	132,461
SunTrust Banks, Inc.	2,800	198,940
U.S. Bancorp, Delaware	23,600	653,956
Wachovia Corp.	13,379	612,089
Wells Fargo & Co.	32,880	1,885,010
Wilmington Trust Corp., Delaware	2,800	98,560
		5,956,391
Consumer Finance - 0.6%
AmeriCredit Corp. (a)	14,770	198,657
SLM Corp.	5,280	196,046
		394,703
Diversified Financial Services - 2.8%
Citigroup, Inc.	34,460	1,620,998
GATX Corp.	8,410	204,363
		1,825,361
Insurance - 2.5%
AFLAC, Inc.	7,550	271,574
Allstate Corp.	3,770	152,233
American International Group, Inc.	21,120	1,223,904
		1,647,711
Real Estate - 0.7%
Duke Realty Corp.	4,060	125,048
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Friedman, Billings, Ramsey Group, Inc. Class A	8,600	$ 183,610
ProLogis	4,820	147,010
		455,668
Thrifts & Mortgage Finance - 2.2%
Fannie Mae	18,400	1,288,000
Golden West Financial Corp., Delaware	1,510	152,359
		1,440,359
TOTAL FINANCIALS		17,458,332
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson & Co.	3,890	155,717
Guidant Corp.	2,950	167,472
Steris Corp. (a)	9,500	219,735
		542,924
Pharmaceuticals - 3.9%
AstraZeneca PLC sponsored ADR	6,610	303,730
Johnson & Johnson	7,080	348,973
Merck & Co., Inc.	12,680	514,808
Novartis AG sponsored ADR	7,280	307,216
Pfizer, Inc.	28,900	969,595
Valeant Pharmaceuticals International	4,500	107,595
		2,551,917
TOTAL HEALTH CARE		3,094,841
INDUSTRIALS - 16.1%
Aerospace & Defense - 4.8%
EADS NV	1,900	41,451
Goodrich Corp.	59,750	1,643,723
Hexcel Corp. (a)	4,700	32,618
Honeywell International, Inc.	5,700	169,233
Lockheed Martin Corp.	21,460	985,872
Raytheon Co.	8,780	243,294
		3,116,191
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	2,260	164,460
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.4%
Continental Airlines, Inc. Class B (a)	13,200	$ 246,180
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co.	7,080	198,665
Electrical Equipment - 0.2%
Thomas & Betts Corp.	6,700	139,360
Industrial Conglomerates - 2.7%
3M Co.	11,240	888,410
General Electric Co.	29,500	845,765
Teleflex, Inc.	400	18,304
Tredegar Corp.	1,900	29,260
		1,781,739
Machinery - 3.8%
Crane Co.	2,800	81,452
Dover Corp.	27,570	1,058,412
Eaton Corp.	1,480	152,425
Greenbrier Companies, Inc. (a)	27,300	395,031
Illinois Tool Works, Inc.	4,280	334,268
Manitowoc Co., Inc.	800	21,600
PACCAR, Inc.	570	45,720
Volvo AB ADR	12,300	356,823
Wabash National Corp. (a)	1,790	49,816
		2,495,547
Road & Rail - 3.5%
Norfolk Southern Corp.	40,630	869,888
Union Pacific Corp.	17,930	1,141,782
Werner Enterprises, Inc.	13,645	247,657
		2,259,327
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. Class A	2,160	56,894
TOTAL INDUSTRIALS		10,458,363
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.2%
Alcatel SA sponsored ADR (a)	15,440	201,029
Avaya, Inc. (a)	29,700	403,920
C-COR.net Corp. (a)	5,700	67,260
CIENA Corp. (a)	9,500	67,260
Emulex Corp. (a)	4,700	138,650
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.	18,720	$ 262,829
Nokia Corp. sponsored ADR	100	1,798
Nortel Networks Corp. (a)	42,000	189,515
Telefonaktiebolaget LM Ericsson ADR (a)	6,600	107,184
		1,439,445
Computers & Peripherals - 3.1%
Hewlett-Packard Co.	43,080	934,405
International Business Machines Corp.	12,280	1,111,831
		2,046,236
Electronic Equipment & Instruments - 2.2%
Arrow Electronics, Inc. (a)	8,900	208,082
Avnet, Inc. (a)	5,000	106,650
Bell Microproducts, Inc. (a)	37,100	319,431
Ingram Micro, Inc. Class A (a)	14,650	213,597
Solectron Corp. (a)	34,880	204,048
Tech Data Corp. (a)	1,880	69,259
Technitrol, Inc. (a)	2,800	66,612
Vishay Intertechnology, Inc. (a)	10,200	214,302
		1,401,981
Internet Software & Services - 0.2%
Ariba, Inc. (a)	18,876	59,648
DoubleClick, Inc. (a)	6,000	57,300
		116,948
IT Services - 0.7%
BearingPoint, Inc. (a)	1,500	13,905
Electronic Data Systems Corp.	15,420	333,380
Safeguard Scientifics, Inc. (a)	11,300	38,646
Unisys Corp. (a)	4,300	70,176
		456,107
Office Electronics - 0.1%
Xerox Corp. (a)	4,700	57,246
Semiconductors & Semiconductor Equipment - 3.1%
Altera Corp. (a)	1,500	37,995
Atmel Corp. (a)	21,700	146,041
Axcelis Technologies, Inc. (a)	6,850	78,570
DSP Group, Inc. (a)	1,000	24,090
Fairchild Semiconductor International, Inc. (a)	12,480	324,480
Integrated Circuit Systems, Inc. (a)	2,300	68,425
Integrated Device Technology, Inc. (a)	23,280	438,828
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intersil Corp. Class A	3,200	$ 84,512
Kulicke & Soffa Industries, Inc. (a)	11,950	196,936
NVIDIA Corp. (a)	8,440	178,506
Teradyne, Inc. (a)	18,080	455,074
		2,033,457
Software - 0.6%
BMC Software, Inc. (a)	11,300	187,919
Concord Communications, Inc. (a)	1,570	34,760
Microsoft Corp.	2,820	72,474
Network Associates, Inc. (a)	5,930	79,403
		374,556
TOTAL INFORMATION TECHNOLOGY		7,925,976
MATERIALS - 3.7%
Chemicals - 2.5%
Air Products & Chemicals, Inc.	13,490	646,711
Cytec Industries, Inc. (a)	3,800	137,750
E.I. du Pont de Nemours & Co.	5,690	235,907
Eastman Chemical Co.	10,870	387,733
Ecolab, Inc.	3,290	86,264
Rohm & Haas Co.	3,000	120,450
		1,614,815
Construction Materials - 0.3%
Vulcan Materials Co.	3,750	166,763
Metals & Mining - 0.9%
Alcoa, Inc.	18,100	593,861
TOTAL MATERIALS		2,375,439
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
SBC Communications, Inc.	22,140	515,419
Verizon Communications, Inc.	76,390	2,503,300
		3,018,719
UTILITIES - 1.2%
Electric Utilities - 1.0%
DPL, Inc.	2,500	48,350
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	5,050	$ 266,943
Wisconsin Energy Corp.	10,470	342,369
		657,662
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	15,100	133,937
TOTAL UTILITIES		791,599
TOTAL COMMON STOCKS (Cost $59,441,073)		63,076,007
Convertible Preferred Stocks - 0.3%

ENERGY - 0.2%
Oil & Gas - 0.2%
Amerada Hess Corp. 7.00%	1,940	97,485
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Solectron Corp. 7.25% ACES	4,200	68,460
Office Electronics - 0.0%
Xerox Corp. Series C, 6.25%	200	23,520
TOTAL INFORMATION TECHNOLOGY		91,980
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $190,979)		189,465
Convertible Bonds - 0.4%
	Principal Amount
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pharmaceutical Resources, Inc. 2.875% 9/30/10 (c)	$ 19,000	21,755
Valeant Pharmaceuticals International 3% 8/16/10 (c)	15,000	16,069
		37,824
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. 6% 9/15/09	254,000	173,990
Convertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Reliant Resources, Inc. 5% 8/15/10 (c)	$ 55,000	$ 57,303
TOTAL CONVERTIBLE BONDS (Cost $212,323)		269,117
Money Market Funds - 2.0%
	Shares
Fidelity Cash Central Fund, 1.09% (b) (Cost $1,276,977)	1,276,977	1,276,977
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $61,121,352)		64,811,566
NET OTHER ASSETS - 0.2%		107,757
NET ASSETS - 100%		$ 64,919,323
Security Type Abbreviation
ACES - Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $95,127 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $86,975,875 and $71,200,945, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,272 for the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (cost $61,121,352) - See accompanying schedule		$ 64,811,566
Cash		79,445
Receivable for investments sold		188,555
Receivable for fund shares sold		221,198
Dividends receivable		93,540
Interest receivable		5,113
Prepaid expenses		251
Receivable from investment adviser for expense reductions		2,047
Other receivables		21,080
Total assets		65,422,795

Liabilities
Payable for investments purchased	$ 345,145
Payable for fund shares redeemed	36,302
Accrued management fee	30,186
Distribution fees payable	34,826
Other affiliated payables	25,029
Other payables and accrued expenses	31,984
Total liabilities		503,472

Net Assets		$ 64,919,323
Net Assets consist of:
Paid in capital		$ 60,326,919
Undistributed net investment income		9,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		892,950
Net unrealized appreciation (depreciation) on investments		3,690,214
Net Assets		$ 64,919,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($7,535,835 ÷ 723,081 shares)	$ 10.42

Maximum offering price per share (100/94.25 of $10.42)	$ 11.06
Class T: Net Asset Value and redemption price per share ($30,315,671 ÷ 2,926,270 shares)	$ 10.36

Maximum offering price per share (100/96.50 of $10.36)	$ 10.74
Class B: Net Asset Value and offering price per share ($14,372,198 ÷ 1,403,782 shares) A	$ 10.24

Class C: Net Asset Value and offering price per share ($11,665,074 ÷ 1,140,001 shares) A	$ 10.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,030,545 ÷ 98,130 shares)	$ 10.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 833,969
Interest		60,238
Total income		894,207

Expenses
Management fee	$ 275,833
Transfer agent fees	210,733
Distribution fees	333,428
Accounting fees and expenses	62,175
Non-interested trustees' compensation	188
Custodian fees and expenses	25,401
Registration fees	56,652
Audit	33,970
Legal	297
Miscellaneous	377
Total expenses before reductions	999,054
Expense reductions	(119,175)	879,879
Net investment income (loss)		14,328
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,637,390
Foreign currency transactions	382
Total net realized gain (loss)		5,637,772
Change in net unrealized appreciation (depreciation) on investment securities		2,109,442
Net gain (loss)		7,747,214
Net increase (decrease) in net assets resulting from operations		$ 7,761,542

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,328	$ (100,091)
Net realized gain (loss)	5,637,772	(3,888,237)
Change in net unrealized appreciation (depreciation)	2,109,442	1,115,044
Net increase (decrease) in net assets resulting from operations	7,761,542	(2,873,284)
Share transactions - net increase (decrease)	15,286,962	23,201,913
Total increase (decrease) in net assets	23,048,504	20,328,629

Net Assets
Beginning of period	41,870,819	21,542,190
End of period (including undistributed net investment income of $9,240 and undistributed net investment income of $4,021, respectively)	$ 64,919,323	$ 41,870,819

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.04	.01	.01
Net realized and unrealized gain (loss)	1.50	(.63)	(.51)
Total from investment operations	1.54	(.62)	(.50)
Net asset value, end of period	$ 10.42	$ 8.88	$ 9.50
Total ReturnB,C,D	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.64%	2.00%	3.83%A
Expenses net of voluntary waivers, if any	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.44%	1.62%	1.71%A
Net investment income (loss)	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,536	$ 3,614	$ 1,428
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.02	(.01)	-H
Net realized and unrealized gain (loss)	1.49	(.63)	(.51)
Total from investment operations	1.51	(.64)	(.51)
Net asset value, end of period	$ 10.36	$ 8.85	$ 9.49
Total ReturnB,C,D	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.94%	2.27%	4.06%A
Expenses net of voluntary waivers, if any	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.68%	1.85%	1.97%A
Net investment income (loss)	.20%	(.10)%	-%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,316	$ 18,985	$ 9,584
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.78	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.48	(.63)	(.51)
Total from investment operations	1.46	(.68)	(.54)
Net asset value, end of period	$ 10.24	$ 8.78	$ 9.46
Total ReturnB,C,D	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.44%	2.78%	4.67%A
Expenses net of voluntary waivers, if any	2.25%	2.41%	2.50%A
Expenses net of all reductions	2.15%	2.34%	2.47%A
Net investment income (loss)	(.27) %	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,372	$ 10,253	$ 5,103
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.48	(.64)	(.51)
Total from investment operations	1.46	(.69)	(.54)
Net asset value, end of period	$ 10.23	$ 8.77	$ 9.46
Total ReturnB,C,D	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.37%	2.71%	4.55%A
Expenses net of voluntary waivers, if any	2.25%	2.40%	2.50%A
Expenses net of all reductions	2.15%	2.32%	2.46%A
Net investment income (loss)	(.26) %	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,665	$ 8,616	$ 5,118
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.06	.04	.03
Net realized and unrealized gain (loss)	1.53	(.64)	(.52)
Total from investment operations	1.59	(.60)	(.49)
Net asset value, end of period	$ 10.50	$ 8.91	$ 9.51
Total ReturnB,C	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.25%	1.62%	3.44%A
Expenses net of voluntary waivers, if any	1.25%	1.40%	1.50%A
Expenses net of all reductions	1.15%	1.32%	1.46%A
Net investment income (loss)	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031	$ 402	$ 309
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 9, 2001 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the fund's net assets, but results in a decrease to net investment income and a corresponding increase to realized and unrealized gain of $9,877. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,568,239	|
Unrealized depreciation	(1,068,788)
Net unrealized appreciation (depreciation)	3,499,451
Undistributed ordinary income	1,049,402
Undistributed long-term capital gain	37,298
Cost for federal income tax purposes	$ 61,312,115

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 12,635	$ 64	$ 1,410
Class T	.28%	.25%	115,915	-	7,299
Class B	.75%	.25%	110,453	82,840	-
Class C	.75%	.25%	94,425	18,575	-
			$ 333,428	$ 101,479	$ 8,709

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,505
Class T	7,702
Class B*	32,097
Class C*	2,351
$ 53,655

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,114.40
Class T	97,962.45
Class B	53,290.48
Class C	39,081.41
Institutional Class	2,286.31
	$ 210,733

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $16,139 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 4,715
Class T	1.75%	34,704
Class B	2.25%	21,242
Class C	2.25%	11,850
		$ 72,511

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

6. Expense Reductions - continued

generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 37,955
Class A	1,410	-
Class T	7,299	-
	$ 8,709	$ 37,955

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	450,158	352,607	$ 4,319,791	$ 3,173,679
Shares redeemed	(134,159)	(95,850)	(1,137,393)	(852,246)
Net increase (decrease)	315,999	256,757	$ 3,182,398	$ 2,321,433
Class T
Shares sold	1,622,350	1,871,248	$ 15,089,239	$ 17,145,373
Shares redeemed	(842,345)	(735,066)	(7,502,227)	(6,371,323)
Net increase (decrease)	780,005	1,136,182	$ 7,587,012	$ 10,774,050
Class B
Shares sold	652,983	912,364	$ 6,006,429	$ 8,334,319
Shares redeemed	(416,786)	(283,943)	(3,567,202)	(2,386,701)
Net increase (decrease)	236,197	628,421	$ 2,439,227	$ 5,947,618
Class C
Shares sold	587,389	647,671	$ 5,395,531	$ 5,810,954
Shares redeemed	(429,344)	(206,785)	(3,857,267)	(1,778,366)
Net increase (decrease)	158,045	440,886	$ 1,538,264	$ 4,032,588
Institutional Class
Shares sold	205,402	28,520	$ 1,788,785	$ 271,130
Shares redeemed	(152,421)	(15,881)	(1,248,724)	(144,906)
Net increase (decrease)	52,981	12,639	$ 540,061	$ 126,224

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen DuFour (37)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Value. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/22/03	12/19/03	$0.05	$0.09
Class T	12/22/03	12/19/03	$0.02	$0.09
Class B	12/22/03	12/19/03	-	$0.06
Class C	12/22/03	12/19/03	-	$0.06

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEV-UANN-0104
1.786683.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	17.85%	1.92%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Equity Value Fund's Institutional Class shares were up 17.85%, slightly outperforming the 17.56% return for the LipperSM Growth Funds Average, but lagging the 18.39% return for the Russell 3000® Value Index. Despite a positive return for the fund's financial holdings, they lagged those of the index, resulting in the bulk of the fund's relative shortfall. Although business improved for a few of our larger holdings in the sector - such as brokerage Charles Schwab, insurance giant American International Group and financial services provider Mellon - these stocks underperformed the overall sector. Elsewhere, overweighting poor-performing energy services stocks, such as Schlumberger and Weatherford International, also held back the fund's return versus the index. The fund's return relative to its index was helped by my timely purchases of weakened stocks in economically sensitive industries - including capital goods, materials and semiconductors - that rallied due to a pickup in business activity. Some top performers included truck manufacturer PACCAR, aerospace supplier Goodrich, aluminum producer Alcoa, semiconductor maker Analog Devices and retailer Home Depot.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Burlington Resources, Inc.	4.5	4.8
Verizon Communications, Inc.	3.8	3.4
Morgan Stanley	3.7	3.0
Charles Schwab Corp.	3.3	4.2
Wells Fargo & Co.	2.9	0.0
Exxon Mobil Corp.	2.9	3.3
Goodrich Corp.	2.5	0.2
Citigroup, Inc.	2.5	3.5
Bank of America Corp.	2.2	1.4
InterActiveCorp	2.2	1.0
	30.5
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.9	26.7
Industrials	16.1	17.7
Consumer Discretionary	13.6	13.6
Information Technology	12.3	14.1
Energy	9.0	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.1%		Stocks 96.2%
	Convertible Securities 0.7%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.6%
* Foreign investments	4.9%	** Foreign investments	2.8%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.5%
Ford Motor Co.	23,900	$ 315,480
Hotels, Restaurants & Leisure - 0.8%
Mandalay Resort Group	3,119	133,961
Marriott International, Inc. Class A	9,240	423,469
		557,430
Household Durables - 0.1%
Sony Corp. sponsored ADR	2,180	74,883
Internet & Catalog Retail - 2.2%
InterActiveCorp (a)	42,770	1,404,995
Media - 6.8%
Belo Corp. Series A	15,320	435,241
EchoStar Communications Corp. Class A (a)	5,540	191,019
McGraw-Hill Companies, Inc.	1,510	103,435
News Corp. Ltd. ADR	28,260	967,905
Omnicom Group, Inc.	4,900	390,334
PanAmSat Corp. (a)	1,980	43,738
Time Warner, Inc. (a)	42,850	697,598
Tribune Co.	7,600	371,260
Viacom, Inc. Class B (non-vtg.)	24,710	971,597
Washington Post Co. Class B	290	233,001
		4,405,128
Multiline Retail - 0.6%
Federated Department Stores, Inc.	3,870	189,978
Saks, Inc. (a)	8,250	126,885
Target Corp.	2,250	87,120
		403,983
Specialty Retail - 2.3%
AutoZone, Inc. (a)	1,420	135,837
Foot Locker, Inc.	11,620	256,802
Gap, Inc.	34,460	740,890
Home Depot, Inc.	3,420	125,719
TJX Companies, Inc.	4,030	91,038
Zale Corp. (a)	2,400	129,960
		1,480,246
Textiles Apparel & Luxury Goods - 0.3%
Perry Ellis International, Inc. (a)	8,500	206,219
TOTAL CONSUMER DISCRETIONARY		8,848,364
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 5.2%
Beverages - 0.3%
Anheuser-Busch Companies, Inc.	4,100	$ 212,462
Food & Staples Retailing - 0.9%
Safeway, Inc. (a)	10,600	219,950
Walgreen Co.	9,420	346,750
		566,700
Food Products - 1.9%
Campbell Soup Co.	6,120	156,733
McCormick & Co., Inc. (non-vtg.)	18,840	540,520
Smithfield Foods, Inc. (a)	7,900	185,255
Unilever NV (NY Shares)	6,250	375,625
		1,258,133
Household Products - 1.5%
Colgate-Palmolive Co.	7,760	407,400
Procter & Gamble Co.	5,660	544,718
		952,118
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	3,250	123,500
Gillette Co.	7,720	260,396
		383,896
TOTAL CONSUMER STAPLES		3,373,309
ENERGY - 8.8%
Energy Equipment & Services - 1.4%
BJ Services Co. (a)	470	14,988
Cooper Cameron Corp. (a)	4,720	204,895
ENSCO International, Inc.	5,200	131,560
Nabors Industries Ltd. (a)	2,460	91,315
Noble Corp. (a)	2,830	97,861
Rowan Companies, Inc. (a)	900	19,053
Smith International, Inc. (a)	500	18,770
Weatherford International Ltd. (a)	9,720	318,622
		897,064
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 7.4%
Burlington Resources, Inc.	58,900	$ 2,956,778
Exxon Mobil Corp.	51,900	1,877,223
		4,834,001
TOTAL ENERGY		5,731,065
FINANCIALS - 26.9%
Capital Markets - 8.9%
Bank of New York Co., Inc.	21,440	657,779
Charles Schwab Corp.	184,840	2,144,144
Morgan Stanley	42,560	2,352,717
Northern Trust Corp.	13,010	583,499
		5,738,139
Commercial Banks - 9.2%
Bank of America Corp.	19,120	1,442,222
Bank One Corp.	16,050	695,928
City National Corp.	3,750	237,225
Comerica, Inc.	2,540	132,461
SunTrust Banks, Inc.	2,800	198,940
U.S. Bancorp, Delaware	23,600	653,956
Wachovia Corp.	13,379	612,089
Wells Fargo & Co.	32,880	1,885,010
Wilmington Trust Corp., Delaware	2,800	98,560
		5,956,391
Consumer Finance - 0.6%
AmeriCredit Corp. (a)	14,770	198,657
SLM Corp.	5,280	196,046
		394,703
Diversified Financial Services - 2.8%
Citigroup, Inc.	34,460	1,620,998
GATX Corp.	8,410	204,363
		1,825,361
Insurance - 2.5%
AFLAC, Inc.	7,550	271,574
Allstate Corp.	3,770	152,233
American International Group, Inc.	21,120	1,223,904
		1,647,711
Real Estate - 0.7%
Duke Realty Corp.	4,060	125,048
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Friedman, Billings, Ramsey Group, Inc. Class A	8,600	$ 183,610
ProLogis	4,820	147,010
		455,668
Thrifts & Mortgage Finance - 2.2%
Fannie Mae	18,400	1,288,000
Golden West Financial Corp., Delaware	1,510	152,359
		1,440,359
TOTAL FINANCIALS		17,458,332
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson & Co.	3,890	155,717
Guidant Corp.	2,950	167,472
Steris Corp. (a)	9,500	219,735
		542,924
Pharmaceuticals - 3.9%
AstraZeneca PLC sponsored ADR	6,610	303,730
Johnson & Johnson	7,080	348,973
Merck & Co., Inc.	12,680	514,808
Novartis AG sponsored ADR	7,280	307,216
Pfizer, Inc.	28,900	969,595
Valeant Pharmaceuticals International	4,500	107,595
		2,551,917
TOTAL HEALTH CARE		3,094,841
INDUSTRIALS - 16.1%
Aerospace & Defense - 4.8%
EADS NV	1,900	41,451
Goodrich Corp.	59,750	1,643,723
Hexcel Corp. (a)	4,700	32,618
Honeywell International, Inc.	5,700	169,233
Lockheed Martin Corp.	21,460	985,872
Raytheon Co.	8,780	243,294
		3,116,191
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	2,260	164,460
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.4%
Continental Airlines, Inc. Class B (a)	13,200	$ 246,180
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co.	7,080	198,665
Electrical Equipment - 0.2%
Thomas & Betts Corp.	6,700	139,360
Industrial Conglomerates - 2.7%
3M Co.	11,240	888,410
General Electric Co.	29,500	845,765
Teleflex, Inc.	400	18,304
Tredegar Corp.	1,900	29,260
		1,781,739
Machinery - 3.8%
Crane Co.	2,800	81,452
Dover Corp.	27,570	1,058,412
Eaton Corp.	1,480	152,425
Greenbrier Companies, Inc. (a)	27,300	395,031
Illinois Tool Works, Inc.	4,280	334,268
Manitowoc Co., Inc.	800	21,600
PACCAR, Inc.	570	45,720
Volvo AB ADR	12,300	356,823
Wabash National Corp. (a)	1,790	49,816
		2,495,547
Road & Rail - 3.5%
Norfolk Southern Corp.	40,630	869,888
Union Pacific Corp.	17,930	1,141,782
Werner Enterprises, Inc.	13,645	247,657
		2,259,327
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. Class A	2,160	56,894
TOTAL INDUSTRIALS		10,458,363
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.2%
Alcatel SA sponsored ADR (a)	15,440	201,029
Avaya, Inc. (a)	29,700	403,920
C-COR.net Corp. (a)	5,700	67,260
CIENA Corp. (a)	9,500	67,260
Emulex Corp. (a)	4,700	138,650
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.	18,720	$ 262,829
Nokia Corp. sponsored ADR	100	1,798
Nortel Networks Corp. (a)	42,000	189,515
Telefonaktiebolaget LM Ericsson ADR (a)	6,600	107,184
		1,439,445
Computers & Peripherals - 3.1%
Hewlett-Packard Co.	43,080	934,405
International Business Machines Corp.	12,280	1,111,831
		2,046,236
Electronic Equipment & Instruments - 2.2%
Arrow Electronics, Inc. (a)	8,900	208,082
Avnet, Inc. (a)	5,000	106,650
Bell Microproducts, Inc. (a)	37,100	319,431
Ingram Micro, Inc. Class A (a)	14,650	213,597
Solectron Corp. (a)	34,880	204,048
Tech Data Corp. (a)	1,880	69,259
Technitrol, Inc. (a)	2,800	66,612
Vishay Intertechnology, Inc. (a)	10,200	214,302
		1,401,981
Internet Software & Services - 0.2%
Ariba, Inc. (a)	18,876	59,648
DoubleClick, Inc. (a)	6,000	57,300
		116,948
IT Services - 0.7%
BearingPoint, Inc. (a)	1,500	13,905
Electronic Data Systems Corp.	15,420	333,380
Safeguard Scientifics, Inc. (a)	11,300	38,646
Unisys Corp. (a)	4,300	70,176
		456,107
Office Electronics - 0.1%
Xerox Corp. (a)	4,700	57,246
Semiconductors & Semiconductor Equipment - 3.1%
Altera Corp. (a)	1,500	37,995
Atmel Corp. (a)	21,700	146,041
Axcelis Technologies, Inc. (a)	6,850	78,570
DSP Group, Inc. (a)	1,000	24,090
Fairchild Semiconductor International, Inc. (a)	12,480	324,480
Integrated Circuit Systems, Inc. (a)	2,300	68,425
Integrated Device Technology, Inc. (a)	23,280	438,828
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intersil Corp. Class A	3,200	$ 84,512
Kulicke & Soffa Industries, Inc. (a)	11,950	196,936
NVIDIA Corp. (a)	8,440	178,506
Teradyne, Inc. (a)	18,080	455,074
		2,033,457
Software - 0.6%
BMC Software, Inc. (a)	11,300	187,919
Concord Communications, Inc. (a)	1,570	34,760
Microsoft Corp.	2,820	72,474
Network Associates, Inc. (a)	5,930	79,403
		374,556
TOTAL INFORMATION TECHNOLOGY		7,925,976
MATERIALS - 3.7%
Chemicals - 2.5%
Air Products & Chemicals, Inc.	13,490	646,711
Cytec Industries, Inc. (a)	3,800	137,750
E.I. du Pont de Nemours & Co.	5,690	235,907
Eastman Chemical Co.	10,870	387,733
Ecolab, Inc.	3,290	86,264
Rohm & Haas Co.	3,000	120,450
		1,614,815
Construction Materials - 0.3%
Vulcan Materials Co.	3,750	166,763
Metals & Mining - 0.9%
Alcoa, Inc.	18,100	593,861
TOTAL MATERIALS		2,375,439
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
SBC Communications, Inc.	22,140	515,419
Verizon Communications, Inc.	76,390	2,503,300
		3,018,719
UTILITIES - 1.2%
Electric Utilities - 1.0%
DPL, Inc.	2,500	48,350
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	5,050	$ 266,943
Wisconsin Energy Corp.	10,470	342,369
		657,662
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	15,100	133,937
TOTAL UTILITIES		791,599
TOTAL COMMON STOCKS (Cost $59,441,073)		63,076,007
Convertible Preferred Stocks - 0.3%

ENERGY - 0.2%
Oil & Gas - 0.2%
Amerada Hess Corp. 7.00%	1,940	97,485
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Solectron Corp. 7.25% ACES	4,200	68,460
Office Electronics - 0.0%
Xerox Corp. Series C, 6.25%	200	23,520
TOTAL INFORMATION TECHNOLOGY		91,980
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $190,979)		189,465
Convertible Bonds - 0.4%
	Principal Amount
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pharmaceutical Resources, Inc. 2.875% 9/30/10 (c)	$ 19,000	21,755
Valeant Pharmaceuticals International 3% 8/16/10 (c)	15,000	16,069
		37,824
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. 6% 9/15/09	254,000	173,990
Convertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Reliant Resources, Inc. 5% 8/15/10 (c)	$ 55,000	$ 57,303
TOTAL CONVERTIBLE BONDS (Cost $212,323)		269,117
Money Market Funds - 2.0%
	Shares
Fidelity Cash Central Fund, 1.09% (b) (Cost $1,276,977)	1,276,977	1,276,977
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $61,121,352)		64,811,566
NET OTHER ASSETS - 0.2%		107,757
NET ASSETS - 100%		$ 64,919,323
Security Type Abbreviation
ACES - Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $95,127 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $86,975,875 and $71,200,945, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,272 for the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (cost $61,121,352) - See accompanying schedule		$ 64,811,566
Cash		79,445
Receivable for investments sold		188,555
Receivable for fund shares sold		221,198
Dividends receivable		93,540
Interest receivable		5,113
Prepaid expenses		251
Receivable from investment adviser for expense reductions		2,047
Other receivables		21,080
Total assets		65,422,795

Liabilities
Payable for investments purchased	$ 345,145
Payable for fund shares redeemed	36,302
Accrued management fee	30,186
Distribution fees payable	34,826
Other affiliated payables	25,029
Other payables and accrued expenses	31,984
Total liabilities		503,472

Net Assets		$ 64,919,323
Net Assets consist of:
Paid in capital		$ 60,326,919
Undistributed net investment income		9,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		892,950
Net unrealized appreciation (depreciation) on investments		3,690,214
Net Assets		$ 64,919,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($7,535,835 ÷ 723,081 shares)	$ 10.42

Maximum offering price per share (100/94.25 of $10.42)	$ 11.06
Class T: Net Asset Value and redemption price per share ($30,315,671 ÷ 2,926,270 shares)	$ 10.36

Maximum offering price per share (100/96.50 of $10.36)	$ 10.74
Class B: Net Asset Value and offering price per share ($14,372,198 ÷ 1,403,782 shares) A	$ 10.24

Class C: Net Asset Value and offering price per share ($11,665,074 ÷ 1,140,001 shares) A	$ 10.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,030,545 ÷ 98,130 shares)	$ 10.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 833,969
Interest		60,238
Total income		894,207

Expenses
Management fee	$ 275,833
Transfer agent fees	210,733
Distribution fees	333,428
Accounting fees and expenses	62,175
Non-interested trustees' compensation	188
Custodian fees and expenses	25,401
Registration fees	56,652
Audit	33,970
Legal	297
Miscellaneous	377
Total expenses before reductions	999,054
Expense reductions	(119,175)	879,879
Net investment income (loss)		14,328
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,637,390
Foreign currency transactions	382
Total net realized gain (loss)		5,637,772
Change in net unrealized appreciation (depreciation) on investment securities		2,109,442
Net gain (loss)		7,747,214
Net increase (decrease) in net assets resulting from operations		$ 7,761,542

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,328	$ (100,091)
Net realized gain (loss)	5,637,772	(3,888,237)
Change in net unrealized appreciation (depreciation)	2,109,442	1,115,044
Net increase (decrease) in net assets resulting from operations	7,761,542	(2,873,284)
Share transactions - net increase (decrease)	15,286,962	23,201,913
Total increase (decrease) in net assets	23,048,504	20,328,629

Net Assets
Beginning of period	41,870,819	21,542,190
End of period (including undistributed net investment income of $9,240 and undistributed net investment income of $4,021, respectively)	$ 64,919,323	$ 41,870,819

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.04	.01	.01
Net realized and unrealized gain (loss)	1.50	(.63)	(.51)
Total from investment operations	1.54	(.62)	(.50)
Net asset value, end of period	$ 10.42	$ 8.88	$ 9.50
Total ReturnB,C,D	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.64%	2.00%	3.83%A
Expenses net of voluntary waivers, if any	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.44%	1.62%	1.71%A
Net investment income (loss)	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,536	$ 3,614	$ 1,428
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.02	(.01)	-H
Net realized and unrealized gain (loss)	1.49	(.63)	(.51)
Total from investment operations	1.51	(.64)	(.51)
Net asset value, end of period	$ 10.36	$ 8.85	$ 9.49
Total ReturnB,C,D	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.94%	2.27%	4.06%A
Expenses net of voluntary waivers, if any	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.68%	1.85%	1.97%A
Net investment income (loss)	.20%	(.10)%	-%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,316	$ 18,985	$ 9,584
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.78	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.48	(.63)	(.51)
Total from investment operations	1.46	(.68)	(.54)
Net asset value, end of period	$ 10.24	$ 8.78	$ 9.46
Total ReturnB,C,D	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.44%	2.78%	4.67%A
Expenses net of voluntary waivers, if any	2.25%	2.41%	2.50%A
Expenses net of all reductions	2.15%	2.34%	2.47%A
Net investment income (loss)	(.27) %	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,372	$ 10,253	$ 5,103
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.48	(.64)	(.51)
Total from investment operations	1.46	(.69)	(.54)
Net asset value, end of period	$ 10.23	$ 8.77	$ 9.46
Total ReturnB,C,D	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.37%	2.71%	4.55%A
Expenses net of voluntary waivers, if any	2.25%	2.40%	2.50%A
Expenses net of all reductions	2.15%	2.32%	2.46%A
Net investment income (loss)	(.26) %	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,665	$ 8,616	$ 5,118
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.06	.04	.03
Net realized and unrealized gain (loss)	1.53	(.64)	(.52)
Total from investment operations	1.59	(.60)	(.49)
Net asset value, end of period	$ 10.50	$ 8.91	$ 9.51
Total ReturnB,C	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.25%	1.62%	3.44%A
Expenses net of voluntary waivers, if any	1.25%	1.40%	1.50%A
Expenses net of all reductions	1.15%	1.32%	1.46%A
Net investment income (loss)	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031	$ 402	$ 309
Portfolio turnover rate	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 9, 2001 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the fund's net assets, but results in a decrease to net investment income and a corresponding increase to realized and unrealized gain of $9,877. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,568,239	|
Unrealized depreciation	(1,068,788)
Net unrealized appreciation (depreciation)	3,499,451
Undistributed ordinary income	1,049,402
Undistributed long-term capital gain	37,298
Cost for federal income tax purposes	$ 61,312,115

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 12,635	$ 64	$ 1,410
Class T	.28%	.25%	115,915	-	7,299
Class B	.75%	.25%	110,453	82,840	-
Class C	.75%	.25%	94,425	18,575	-
			$ 333,428	$ 101,479	$ 8,709

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,505
Class T	7,702
Class B*	32,097
Class C*	2,351
$ 53,655

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,114.40
Class T	97,962.45
Class B	53,290.48
Class C	39,081.41
Institutional Class	2,286.31
	$ 210,733

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $16,139 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 4,715
Class T	1.75%	34,704
Class B	2.25%	21,242
Class C	2.25%	11,850
		$ 72,511

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

6. Expense Reductions - continued

generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 37,955
Class A	1,410	-
Class T	7,299	-
	$ 8,709	$ 37,955

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2003	2002	2003	2002
Class A
Shares sold	450,158	352,607	$ 4,319,791	$ 3,173,679
Shares redeemed	(134,159)	(95,850)	(1,137,393)	(852,246)
Net increase (decrease)	315,999	256,757	$ 3,182,398	$ 2,321,433
Class T
Shares sold	1,622,350	1,871,248	$ 15,089,239	$ 17,145,373
Shares redeemed	(842,345)	(735,066)	(7,502,227)	(6,371,323)
Net increase (decrease)	780,005	1,136,182	$ 7,587,012	$ 10,774,050
Class B
Shares sold	652,983	912,364	$ 6,006,429	$ 8,334,319
Shares redeemed	(416,786)	(283,943)	(3,567,202)	(2,386,701)
Net increase (decrease)	236,197	628,421	$ 2,439,227	$ 5,947,618
Class C
Shares sold	587,389	647,671	$ 5,395,531	$ 5,810,954
Shares redeemed	(429,344)	(206,785)	(3,857,267)	(1,778,366)
Net increase (decrease)	158,045	440,886	$ 1,538,264	$ 4,032,588
Institutional Class
Shares sold	205,402	28,520	$ 1,788,785	$ 271,130
Shares redeemed	(152,421)	(15,881)	(1,248,724)	(144,906)
Net increase (decrease)	52,981	12,639	$ 540,061	$ 126,224

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen DuFour (37)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Equity Value. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/22/03	12/19/03	$0.06	$0.09

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEVI-UANN-0104
1.786684.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	0.61%	-1.87%
Class T (incl. 3.50% sales charge)	2.84%	-1.41%
Class B (incl. contingent deferred sales charge)B	0.98%	-1.68%
Class C (incl. contingent deferred sales charge)C	5.09%	-0.77%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 6.75%, 6.57%, 5.98% and 6.09%, respectively, while the S&P 500® and the LipperSM Capital Appreciation Funds Average returned 15.09% and 16.93%, respectively. Unfavorable security selection in some of the year's weaker-performing sectors was primarily to blame. The biggest drag came from our holdings in health care, which lagged those in the index by a wide margin. While the fund benefited from underweighting weak large-cap drug stocks, it wasn't enough to make up for some poor picks in the pharmaceuticals and biotechnology space, namely Biovail and Trimeris. Another drag was overweighting tobacco holdings such as Altria Group during the first half of the period. Security selection in energy services and retailing also detracted, as did our underexposure to strong-performing semiconductor names such as Intel. Conversely, the fund got a boost in telecommunication services by favoring surging wireless stocks - including Nextel and tower company Crown Castle - rather than fixed-line carriers, which had a tough period. We also had strong results from our materials holdings, led by such mining stocks as Harmony Gold. Positions in successful turnaround stories such as industrial conglomerate Tyco International further contributed.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	4.5	2.8
Viacom, Inc. Class B (non-vtg.)	4.4	0.0
First Data Corp.	3.7	3.2
Analog Devices, Inc.	3.5	1.3
Cisco Systems, Inc.	3.3	0.0
Bank of New York Co., Inc.	3.2	2.7
Cymer, Inc.	3.1	0.0
Crown Castle International Corp.	3.0	0.8
Microsoft Corp.	2.9	0.0
QUALCOMM, Inc.	2.8	0.0
	34.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.1	19.4
Financials	20.1	14.0
Consumer Discretionary	15.3	13.1
Health Care	9.2	8.9
Industrials	7.5	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.5%		Stocks 86.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 14.0%
* Foreign investments	16.2%	** Foreign investments	5.5%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.3%
Hotels, Restaurants & Leisure - 4.3%
Carnival Corp. unit	23,200	$ 816,408
Kerzner International Ltd. (a)	22,400	826,560
Krispy Kreme Doughnuts, Inc. (a)	11,500	475,755
McDonald's Corp.	29,600	758,648
		2,877,371
Media - 11.0%
Clear Channel Communications, Inc.	72,700	3,039,587
EMI Group PLC	179,365	524,118
Lamar Advertising Co. Class A (a)	6,300	221,760
Radio One, Inc. Class D (non-vtg.) (a)	28,785	503,450
SBS Broadcasting SA (a)	5,400	182,250
Viacom, Inc. Class B (non-vtg.)	75,200	2,956,864
		7,428,029
TOTAL CONSUMER DISCRETIONARY		10,305,400
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
Sysco Corp.	18,500	671,920
Whole Foods Market, Inc.	1,200	78,828
		750,748
ENERGY - 3.0%
Energy Equipment & Services - 2.4%
Grey Wolf, Inc. (a)	84,440	286,252
Nabors Industries Ltd. (a)	35,800	1,328,896
		1,615,148
Oil & Gas - 0.6%
PetroKazakhstan, Inc. Class A (a)	19,600	377,737
TOTAL ENERGY		1,992,885
FINANCIALS - 20.1%
Capital Markets - 4.7%
Bank of New York Co., Inc.	71,600	2,196,688
Merrill Lynch & Co., Inc.	17,700	1,004,475
		3,201,163
Commercial Banks - 2.0%
Wells Fargo & Co.	23,400	1,341,522
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 4.3%
American Express Co.	39,300	$ 1,796,403
MBNA Corp.	43,600	1,069,072
		2,865,475
Insurance - 5.6%
AFLAC, Inc.	35,800	1,287,726
AMBAC Financial Group, Inc.	16,700	1,148,125
American International Group, Inc.	23,100	1,338,645
		3,774,496
Thrifts & Mortgage Finance - 3.5%
Countrywide Financial Corp.	9,400	992,640
Golden West Financial Corp., Delaware	13,480	1,360,132
		2,352,772
TOTAL FINANCIALS		13,535,428
HEALTH CARE - 9.2%
Biotechnology - 0.6%
Trimeris, Inc. (a)	16,300	372,129
Health Care Equipment & Supplies - 2.3%
Medtronic, Inc.	21,200	958,240
ResMed, Inc. (a)	15,300	596,700
		1,554,940
Health Care Providers & Services - 2.5%
Health Management Associates, Inc. Class A	37,200	956,040
Henry Schein, Inc. (a)	11,200	753,648
		1,709,688
Pharmaceuticals - 3.8%
Biovail Corp. (a)	46,200	869,010
Johnson & Johnson	34,800	1,715,292
		2,584,302
TOTAL HEALTH CARE		6,221,059
INDUSTRIALS - 7.5%
Airlines - 3.9%
Ryanair Holdings PLC sponsored ADR (a)	24,700	1,156,948
Southwest Airlines Co.	81,800	1,470,764
		2,627,712
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.7%
Monster Worldwide, Inc. (a)	47,400	$ 1,140,444
Industrial Conglomerates - 1.9%
3M Co.	16,800	1,327,872
TOTAL INDUSTRIALS		5,096,028
INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 6.1%
Cisco Systems, Inc. (a)	97,200	2,202,552
QUALCOMM, Inc.	42,800	1,906,740
		4,109,292
Computers & Peripherals - 1.2%
Seagate Technology	39,400	778,150
Electronic Equipment & Instruments - 1.3%
Ingram Micro, Inc. Class A (a)	61,400	895,212
Internet Software & Services - 3.4%
VeriSign, Inc. (a)	64,000	1,037,440
Yahoo!, Inc. (a)	29,400	1,263,612
		2,301,052
IT Services - 5.5%
First Data Corp.	66,200	2,505,670
Paychex, Inc.	22,400	861,728
Satyam Computer Services Ltd. ADR	17,900	375,542
		3,742,940
Semiconductors & Semiconductor Equipment - 11.0%
Analog Devices, Inc.	47,600	2,368,100
Cymer, Inc. (a)	45,400	2,105,198
Samsung Electronics Co. Ltd.	4,030	1,558,961
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	735,000	1,366,691
		7,398,950
Software - 6.6%
Microsoft Corp.	75,100	1,930,070
SAP AG sponsored ADR	30,000	1,156,500
Siebel Systems, Inc. (a)	63,421	835,889
Synopsys, Inc. (a)	18,000	539,280
		4,461,739
TOTAL INFORMATION TECHNOLOGY		23,687,335
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 6.9%
Wireless Telecommunication Services - 6.9%
American Tower Corp. Class A (a)	79,800	$ 908,124
Crown Castle International Corp. (a)	164,300	2,038,963
Nextel Communications, Inc. Class A (a)	37,100	939,743
Vodafone Group PLC sponsored ADR	33,500	782,225
		4,669,055
UTILITIES - 1.3%
Multi-Utilities & Unregulated Power - 1.3%
AES Corp. (a)	98,600	874,582
TOTAL COMMON STOCKS (Cost $61,425,052)		67,132,520
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 1.09% (b)	205,675	205,675
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,792,575	1,792,575
TOTAL MONEY MARKET FUNDS (Cost $1,998,250)		1,998,250
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $63,423,302)		69,130,770
NET OTHER ASSETS - (2.5)%		(1,658,330)
NET ASSETS - 100%		$ 67,472,440
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.8%
Korea (South)	2.3%
Taiwan	2.1%
United Kingdom	2.0%
Canada	1.9%
Ireland	1.7%
Germany	1.7%
Bahamas (Nassau)	1.3%
Panama	1.2%
Cayman Islands	1.2%
Others (individually less than 1%)	0.8%
100.0%
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $127,614,470 and $119,064,319, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,128 for the period.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $3,373,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,741,564) (cost $63,423,302) - See accompanying schedule		$ 69,130,770
Cash		41,707
Foreign currency held at value (cost $475,964)		473,064
Receivable for fund shares sold		157,940
Dividends receivable		55,994
Interest receivable		1,466
Prepaid expenses		340
Other receivables		40,483
Total assets		69,901,764

Liabilities
Payable for investments purchased	$ 429,499
Payable for fund shares redeemed	81,503
Accrued management fee	34,209
Distribution fees payable	38,024
Other affiliated payables	26,885
Other payables and accrued expenses	26,629
Collateral on securities loaned, at value	1,792,575
Total liabilities		2,429,324

Net Assets		$ 67,472,440
Net Assets consist of:
Paid in capital		$ 65,302,214
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,534,411)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,704,637
Net Assets		$ 67,472,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,917,234 ÷ 1,194,804 shares)	$ 9.97

Maximum offering price per share (100/94.25 of $9.97)	$ 10.58
Class T: Net Asset Value and redemption price per share ($24,342,968 ÷ 2,461,514 shares)	$ 9.89

Maximum offering price per share (100/96.50 of $9.89)	$ 10.25
Class B: Net Asset Value and offering price per share ($18,657,141 ÷ 1,913,187 shares) A	$ 9.75

Class C: Net Asset Value and offering price per share ($11,500,780 ÷ 1,179,925 shares) A	$ 9.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,054,317 ÷ 104,361 shares)	$ 10.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 693,989
Interest		71,235
Security lending		16,087
Total income		781,311

Expenses
Management fee	$ 369,364
Transfer agent fees	250,801
Distribution fees	438,963
Accounting and security lending fees	62,030
Non-interested trustees' compensation	257
Custodian fees and expenses	25,632
Registration fees	56,808
Audit	20,428
Legal	1,598
Miscellaneous	774
Total expenses before reductions	1,226,655
Expense reductions	(112,972)	1,113,683
Net investment income (loss)		(332,372)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,674,632
Foreign currency transactions	(11,672)
Total net realized gain (loss)		4,662,960
Change in net unrealized appreciation (depreciation) on: Investment securities	582,524
Assets and liabilities in foreign currencies	(2,859)
Total change in net unrealized appreciation (depreciation)		579,665
Net gain (loss)		5,242,625
Net increase (decrease) in net assets resulting from operations		$ 4,910,253

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (332,372)	$ (79,758)
Net realized gain (loss)	4,662,960	(6,421,993)
Change in net unrealized appreciation (depreciation)	579,665	8,528,368
Net increase (decrease) in net assets resulting from operations	4,910,253	2,026,617
Share transactions - net increase (decrease)	6,480,173	18,475,553
Total increase (decrease) in net assets	11,390,426	20,502,170

Net Assets
Beginning of period	56,082,014	35,579,844
End of period	$ 67,472,440	$ 56,082,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.02	(.01)	.01
Net realized and unrealized gain (loss)	.64	.94	(.52)	(1.10)
Total from investment operations	.63	.96	(.53)	(1.09)
Net asset value, end of period	$ 9.97	$ 9.34	$ 8.38	$ 8.91
Total Return B,C,D	6.75%	11.46%	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51%	1.64%	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.51%	1.61%	1.75%	1.75% A
Expenses net of all reductions	1.33%	1.46%	1.74%	1.68% A
Net investment income (loss)	(.11)%	.26%	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,917	$ 5,942	$ 4,453	$ 4,712
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	-H	(.04)	-H
Net realized and unrealized gain (loss)	.65	.92	(.51)	(1.09)
Total from investment operations	.61	.92	(.55)	(1.09)
Net asset value, end of period	$ 9.89	$ 9.28	$ 8.36	$ 8.91
Total Return B,C,D	6.57%	11.00%	(6.17)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.81%	1.93%	2.10%	3.41% A
Expenses net of voluntary waivers, if any	1.80%	1.90%	2.00%	2.00% A
Expenses net of all reductions	1.62%	1.75%	1.99%	1.93% A
Net investment income (loss)	(.40)%	(.03)%	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,343	$ 24,691	$ 13,163	$ 9,967
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.20	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.63	.93	(.51)	(1.09)
Total from investment operations	.55	.89	(.59)	(1.10)
Net asset value, end of period	$ 9.75	$ 9.20	$ 8.31	$ 8.90
Total Return B,C,D	5.98%	10.71%	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.25%	2.35%	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.25%	2.32%	2.50%	2.50% A
Expenses net of all reductions	2.08%	2.18%	2.49%	2.43% A
Net investment income (loss)	(.85)%	(.45)%	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,657	$ 15,626	$ 10,664	$ 7,630
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.63	.93	(.51)	(1.10)
Total from investment operations	.56	.89	(.59)	(1.11)
Net asset value, end of period	$ 9.75	$ 9.19	$ 8.30	$ 8.89
Total Return B,C,D	6.09%	10.72%	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.21%	2.32%	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.21%	2.30%	2.50%	2.50% A
Expenses net of all reductions	2.04%	2.15%	2.49%	2.43% A
Net investment income (loss)	(.81)%	(.43)%	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,501	$ 8,594	$ 6,508	$ 6,005
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.07	.01	.02
Net realized and unrealized gain (loss)	.66	.93	(.52)	(1.10)
Total from investment operations	.69	1.00	(.51)	(1.08)
Net asset value, end of period	$ 10.10	$ 9.41	$ 8.41	$ 8.92
Total Return B,C	7.33%	11.89%	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.03%	1.15%	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.03%	1.15%	1.50%	1.50% A
Expenses net of all reductions	.86%	1.01%	1.49%	1.43% A
Net investment income (loss)	.37%	.72%	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,054	$ 1,229	$ 791	$ 457
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,050,012	|
Unrealized depreciation	(2,506,554)
Net unrealized appreciation (depreciation)	5,543,458
Capital loss carryforward	(3,373,239)
Cost for federal income tax purposes	$ 63,587,312

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.04%	.25%	$ 29,811	$ -	$ 4,477
Class T	.30%	.25%	139,447	146	12,625
Class B	.75%	.25%	167,508	125,630	-
Class C	.75%	.25%	102,197	29,219	-
			$ 438,963	$ 154,995	$ 17,102

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,830
Class T	16,864
Class B*	48,432
Class C*	2,777
$ 79,903

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 37,712.37
Class T	105,350.41
Class B	68,222.41
Class C	37,582.37
Institutional Class	1,935.19
	$ 250,801

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $71,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 2,827

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the

Annual Report

7. Expense Reductions - continued

fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 93,027	$ 16
Class A	4,477	-	-
Class T	12,625	-	-
	$ 17,102	$ 93,027	$ 16

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	960,913	410,360	$ 8,475,744	$ 3,714,054
Shares redeemed	(402,559)	(305,138)	(3,770,864)	(2,661,289)
Net increase (decrease)	558,354	105,222	$ 4,704,880	$ 1,052,765
Class T
Shares sold	1,272,657	2,613,769	$ 11,435,925	$ 24,703,757
Shares redeemed	(1,471,034)	(1,528,542)	(13,631,674)	(13,328,710)
Net increase (decrease)	(198,377)	1,085,227	$ (2,195,749)	$ 11,375,047
Class B
Shares sold	643,306	1,039,363	$ 5,849,042	$ 9,429,444
Shares redeemed	(429,438)	(622,805)	(3,883,786)	(5,333,567)
Net increase (decrease)	213,868	416,558	$ 1,965,256	$ 4,095,877
Class C
Shares sold	727,991	787,695	$ 6,605,925	$ 7,200,713
Shares redeemed	(483,442)	(636,111)	(4,353,278)	(5,590,408)
Net increase (decrease)	244,549	151,584	$ 2,252,647	$ 1,610,305
Institutional Class
Shares sold	56,751	149,176	$ 519,335	$ 1,327,165
Shares redeemed	(82,963)	(112,644)	(766,196)	(985,606)
Net increase (decrease)	(26,212)	36,532	$ (246,861)	$ 341,559

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Fifty (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Fifty. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jason Weiner (34)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner is also vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity Funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Fifty. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Fifty. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Fifty. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund
AFIF-UANN-0104
1.786685.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	7.33%	0.30%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

During the past year, the fund's Institutional Class shares rose 7.33%, while the S&P 500® and the LipperSM Capital Appreciation Funds Average returned 15.09% and 16.93%, respectively. Unfavorable security selection in some of the year's weaker-performing sectors was primarily to blame. The biggest drag came from our holdings in health care, which lagged those in the index by a wide margin. While the fund benefited from underweighting weak large-cap drug stocks, it wasn't enough to make up for some poor picks in the pharmaceuticals and biotechnology space, namely Biovail and Trimeris. Another drag was overweighting tobacco holdings such as Altria Group during the first half of the period. Security selection in energy services and retailing also detracted, as did our underexposure to strong-performing semiconductor names such as Intel. Conversely, the fund got a boost in telecommunication services by favoring surging wireless stocks - including Nextel Communications and tower company Crown Castle - rather than fixed-line carriers, which had a tough period. We also had strong results from our materials holdings, led by such mining stocks as Harmony Gold. Positions in successful turnaround stories such as industrial conglomerate Tyco International further contributed.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	4.5	2.8
Viacom, Inc. Class B (non-vtg.)	4.4	0.0
First Data Corp.	3.7	3.2
Analog Devices, Inc.	3.5	1.3
Cisco Systems, Inc.	3.3	0.0
Bank of New York Co., Inc.	3.2	2.7
Cymer, Inc.	3.1	0.0
Crown Castle International Corp.	3.0	0.8
Microsoft Corp.	2.9	0.0
QUALCOMM, Inc.	2.8	0.0
	34.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.1	19.4
Financials	20.1	14.0
Consumer Discretionary	15.3	13.1
Health Care	9.2	8.9
Industrials	7.5	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 99.5%		Stocks 86.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 14.0%
* Foreign investments	16.2%	** Foreign investments	5.5%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.3%
Hotels, Restaurants & Leisure - 4.3%
Carnival Corp. unit	23,200	$ 816,408
Kerzner International Ltd. (a)	22,400	826,560
Krispy Kreme Doughnuts, Inc. (a)	11,500	475,755
McDonald's Corp.	29,600	758,648
		2,877,371
Media - 11.0%
Clear Channel Communications, Inc.	72,700	3,039,587
EMI Group PLC	179,365	524,118
Lamar Advertising Co. Class A (a)	6,300	221,760
Radio One, Inc. Class D (non-vtg.) (a)	28,785	503,450
SBS Broadcasting SA (a)	5,400	182,250
Viacom, Inc. Class B (non-vtg.)	75,200	2,956,864
		7,428,029
TOTAL CONSUMER DISCRETIONARY		10,305,400
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
Sysco Corp.	18,500	671,920
Whole Foods Market, Inc.	1,200	78,828
		750,748
ENERGY - 3.0%
Energy Equipment & Services - 2.4%
Grey Wolf, Inc. (a)	84,440	286,252
Nabors Industries Ltd. (a)	35,800	1,328,896
		1,615,148
Oil & Gas - 0.6%
PetroKazakhstan, Inc. Class A (a)	19,600	377,737
TOTAL ENERGY		1,992,885
FINANCIALS - 20.1%
Capital Markets - 4.7%
Bank of New York Co., Inc.	71,600	2,196,688
Merrill Lynch & Co., Inc.	17,700	1,004,475
		3,201,163
Commercial Banks - 2.0%
Wells Fargo & Co.	23,400	1,341,522
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 4.3%
American Express Co.	39,300	$ 1,796,403
MBNA Corp.	43,600	1,069,072
		2,865,475
Insurance - 5.6%
AFLAC, Inc.	35,800	1,287,726
AMBAC Financial Group, Inc.	16,700	1,148,125
American International Group, Inc.	23,100	1,338,645
		3,774,496
Thrifts & Mortgage Finance - 3.5%
Countrywide Financial Corp.	9,400	992,640
Golden West Financial Corp., Delaware	13,480	1,360,132
		2,352,772
TOTAL FINANCIALS		13,535,428
HEALTH CARE - 9.2%
Biotechnology - 0.6%
Trimeris, Inc. (a)	16,300	372,129
Health Care Equipment & Supplies - 2.3%
Medtronic, Inc.	21,200	958,240
ResMed, Inc. (a)	15,300	596,700
		1,554,940
Health Care Providers & Services - 2.5%
Health Management Associates, Inc. Class A	37,200	956,040
Henry Schein, Inc. (a)	11,200	753,648
		1,709,688
Pharmaceuticals - 3.8%
Biovail Corp. (a)	46,200	869,010
Johnson & Johnson	34,800	1,715,292
		2,584,302
TOTAL HEALTH CARE		6,221,059
INDUSTRIALS - 7.5%
Airlines - 3.9%
Ryanair Holdings PLC sponsored ADR (a)	24,700	1,156,948
Southwest Airlines Co.	81,800	1,470,764
		2,627,712
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.7%
Monster Worldwide, Inc. (a)	47,400	$ 1,140,444
Industrial Conglomerates - 1.9%
3M Co.	16,800	1,327,872
TOTAL INDUSTRIALS		5,096,028
INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 6.1%
Cisco Systems, Inc. (a)	97,200	2,202,552
QUALCOMM, Inc.	42,800	1,906,740
		4,109,292
Computers & Peripherals - 1.2%
Seagate Technology	39,400	778,150
Electronic Equipment & Instruments - 1.3%
Ingram Micro, Inc. Class A (a)	61,400	895,212
Internet Software & Services - 3.4%
VeriSign, Inc. (a)	64,000	1,037,440
Yahoo!, Inc. (a)	29,400	1,263,612
		2,301,052
IT Services - 5.5%
First Data Corp.	66,200	2,505,670
Paychex, Inc.	22,400	861,728
Satyam Computer Services Ltd. ADR	17,900	375,542
		3,742,940
Semiconductors & Semiconductor Equipment - 11.0%
Analog Devices, Inc.	47,600	2,368,100
Cymer, Inc. (a)	45,400	2,105,198
Samsung Electronics Co. Ltd.	4,030	1,558,961
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	735,000	1,366,691
		7,398,950
Software - 6.6%
Microsoft Corp.	75,100	1,930,070
SAP AG sponsored ADR	30,000	1,156,500
Siebel Systems, Inc. (a)	63,421	835,889
Synopsys, Inc. (a)	18,000	539,280
		4,461,739
TOTAL INFORMATION TECHNOLOGY		23,687,335
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 6.9%
Wireless Telecommunication Services - 6.9%
American Tower Corp. Class A (a)	79,800	$ 908,124
Crown Castle International Corp. (a)	164,300	2,038,963
Nextel Communications, Inc. Class A (a)	37,100	939,743
Vodafone Group PLC sponsored ADR	33,500	782,225
		4,669,055
UTILITIES - 1.3%
Multi-Utilities & Unregulated Power - 1.3%
AES Corp. (a)	98,600	874,582
TOTAL COMMON STOCKS (Cost $61,425,052)		67,132,520
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 1.09% (b)	205,675	205,675
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,792,575	1,792,575
TOTAL MONEY MARKET FUNDS (Cost $1,998,250)		1,998,250
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $63,423,302)		69,130,770
NET OTHER ASSETS - (2.5)%		(1,658,330)
NET ASSETS - 100%		$ 67,472,440
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.8%
Korea (South)	2.3%
Taiwan	2.1%
United Kingdom	2.0%
Canada	1.9%
Ireland	1.7%
Germany	1.7%
Bahamas (Nassau)	1.3%
Panama	1.2%
Cayman Islands	1.2%
Others (individually less than 1%)	0.8%
100.0%
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $127,614,470 and $119,064,319, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,128 for the period.
Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $3,373,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,741,564) (cost $63,423,302) - See accompanying schedule		$ 69,130,770
Cash		41,707
Foreign currency held at value (cost $475,964)		473,064
Receivable for fund shares sold		157,940
Dividends receivable		55,994
Interest receivable		1,466
Prepaid expenses		340
Other receivables		40,483
Total assets		69,901,764

Liabilities
Payable for investments purchased	$ 429,499
Payable for fund shares redeemed	81,503
Accrued management fee	34,209
Distribution fees payable	38,024
Other affiliated payables	26,885
Other payables and accrued expenses	26,629
Collateral on securities loaned, at value	1,792,575
Total liabilities		2,429,324

Net Assets		$ 67,472,440
Net Assets consist of:
Paid in capital		$ 65,302,214
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,534,411)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,704,637
Net Assets		$ 67,472,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,917,234 ÷ 1,194,804 shares)	$ 9.97

Maximum offering price per share (100/94.25 of $9.97)	$ 10.58
Class T: Net Asset Value and redemption price per share ($24,342,968 ÷ 2,461,514 shares)	$ 9.89

Maximum offering price per share (100/96.50 of $9.89)	$ 10.25
Class B: Net Asset Value and offering price per share ($18,657,141 ÷ 1,913,187 shares) A	$ 9.75

Class C: Net Asset Value and offering price per share ($11,500,780 ÷ 1,179,925 shares) A	$ 9.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,054,317 ÷ 104,361 shares)	$ 10.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 693,989
Interest		71,235
Security lending		16,087
Total income		781,311

Expenses
Management fee	$ 369,364
Transfer agent fees	250,801
Distribution fees	438,963
Accounting and security lending fees	62,030
Non-interested trustees' compensation	257
Custodian fees and expenses	25,632
Registration fees	56,808
Audit	20,428
Legal	1,598
Miscellaneous	774
Total expenses before reductions	1,226,655
Expense reductions	(112,972)	1,113,683
Net investment income (loss)		(332,372)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,674,632
Foreign currency transactions	(11,672)
Total net realized gain (loss)		4,662,960
Change in net unrealized appreciation (depreciation) on: Investment securities	582,524
Assets and liabilities in foreign currencies	(2,859)
Total change in net unrealized appreciation (depreciation)		579,665
Net gain (loss)		5,242,625
Net increase (decrease) in net assets resulting from operations		$ 4,910,253

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (332,372)	$ (79,758)
Net realized gain (loss)	4,662,960	(6,421,993)
Change in net unrealized appreciation (depreciation)	579,665	8,528,368
Net increase (decrease) in net assets resulting from operations	4,910,253	2,026,617
Share transactions - net increase (decrease)	6,480,173	18,475,553
Total increase (decrease) in net assets	11,390,426	20,502,170

Net Assets
Beginning of period	56,082,014	35,579,844
End of period	$ 67,472,440	$ 56,082,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.02	(.01)	.01
Net realized and unrealized gain (loss)	.64	.94	(.52)	(1.10)
Total from investment operations	.63	.96	(.53)	(1.09)
Net asset value, end of period	$ 9.97	$ 9.34	$ 8.38	$ 8.91
Total Return B,C,D	6.75%	11.46%	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51%	1.64%	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.51%	1.61%	1.75%	1.75% A
Expenses net of all reductions	1.33%	1.46%	1.74%	1.68% A
Net investment income (loss)	(.11)%	.26%	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,917	$ 5,942	$ 4,453	$ 4,712
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	-H	(.04)	-H
Net realized and unrealized gain (loss)	.65	.92	(.51)	(1.09)
Total from investment operations	.61	.92	(.55)	(1.09)
Net asset value, end of period	$ 9.89	$ 9.28	$ 8.36	$ 8.91
Total Return B,C,D	6.57%	11.00%	(6.17)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.81%	1.93%	2.10%	3.41% A
Expenses net of voluntary waivers, if any	1.80%	1.90%	2.00%	2.00% A
Expenses net of all reductions	1.62%	1.75%	1.99%	1.93% A
Net investment income (loss)	(.40)%	(.03)%	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,343	$ 24,691	$ 13,163	$ 9,967
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.20	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.63	.93	(.51)	(1.09)
Total from investment operations	.55	.89	(.59)	(1.10)
Net asset value, end of period	$ 9.75	$ 9.20	$ 8.31	$ 8.90
Total Return B,C,D	5.98%	10.71%	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.25%	2.35%	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.25%	2.32%	2.50%	2.50% A
Expenses net of all reductions	2.08%	2.18%	2.49%	2.43% A
Net investment income (loss)	(.85)%	(.45)%	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,657	$ 15,626	$ 10,664	$ 7,630
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.63	.93	(.51)	(1.10)
Total from investment operations	.56	.89	(.59)	(1.11)
Net asset value, end of period	$ 9.75	$ 9.19	$ 8.30	$ 8.89
Total Return B,C,D	6.09%	10.72%	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.21%	2.32%	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.21%	2.30%	2.50%	2.50% A
Expenses net of all reductions	2.04%	2.15%	2.49%	2.43% A
Net investment income (loss)	(.81)%	(.43)%	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,501	$ 8,594	$ 6,508	$ 6,005
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.07	.01	.02
Net realized and unrealized gain (loss)	.66	.93	(.52)	(1.10)
Total from investment operations	.69	1.00	(.51)	(1.08)
Net asset value, end of period	$ 10.10	$ 9.41	$ 8.41	$ 8.92
Total Return B,C	7.33%	11.89%	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.03%	1.15%	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.03%	1.15%	1.50%	1.50% A
Expenses net of all reductions	.86%	1.01%	1.49%	1.43% A
Net investment income (loss)	.37%	.72%	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,054	$ 1,229	$ 791	$ 457
Portfolio turnover rate	205%	180%	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,050,012	|
Unrealized depreciation	(2,506,554)
Net unrealized appreciation (depreciation)	5,543,458
Capital loss carryforward	(3,373,239)
Cost for federal income tax purposes	$ 63,587,312

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.04%	.25%	$ 29,811	$ -	$ 4,477
Class T	.30%	.25%	139,447	146	12,625
Class B	.75%	.25%	167,508	125,630	-
Class C	.75%	.25%	102,197	29,219	-
			$ 438,963	$ 154,995	$ 17,102

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,830
Class T	16,864
Class B*	48,432
Class C*	2,777
$ 79,903

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 37,712.37
Class T	105,350.41
Class B	68,222.41
Class C	37,582.37
Institutional Class	1,935.19
	$ 250,801

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $71,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 2,827

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the

Annual Report

7. Expense Reductions - continued

fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 93,027	$ 16
Class A	4,477	-	-
Class T	12,625	-	-
	$ 17,102	$ 93,027	$ 16

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	960,913	410,360	$ 8,475,744	$ 3,714,054
Shares redeemed	(402,559)	(305,138)	(3,770,864)	(2,661,289)
Net increase (decrease)	558,354	105,222	$ 4,704,880	$ 1,052,765
Class T
Shares sold	1,272,657	2,613,769	$ 11,435,925	$ 24,703,757
Shares redeemed	(1,471,034)	(1,528,542)	(13,631,674)	(13,328,710)
Net increase (decrease)	(198,377)	1,085,227	$ (2,195,749)	$ 11,375,047
Class B
Shares sold	643,306	1,039,363	$ 5,849,042	$ 9,429,444
Shares redeemed	(429,438)	(622,805)	(3,883,786)	(5,333,567)
Net increase (decrease)	213,868	416,558	$ 1,965,256	$ 4,095,877
Class C
Shares sold	727,991	787,695	$ 6,605,925	$ 7,200,713
Shares redeemed	(483,442)	(636,111)	(4,353,278)	(5,590,408)
Net increase (decrease)	244,549	151,584	$ 2,252,647	$ 1,610,305
Institutional Class
Shares sold	56,751	149,176	$ 519,335	$ 1,327,165
Shares redeemed	(82,963)	(112,644)	(766,196)	(985,606)
Net increase (decrease)	(26,212)	36,532	$ (246,861)	$ 341,559

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Fifty (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Fifty. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jason Weiner (34)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner is also vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity Funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Fifty. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Fifty. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Fifty. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIFI-UANN-0104
1.786686.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	34.18%	11.70%	10.97%
Class T (incl. 3.50% sales charge)	37.08%	12.02%	11.15%
Class B (incl. contingent deferred sales charge) B	36.18%	11.92%	11.21%
Class C (incl. contingent deferred sales charge) C	40.24%	12.21%	11.00%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. The initial offering of Class B shares took place on June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from June 30, 1994 through August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to June 30, 1994 are those of Class T, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class T on November 30, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Value Strategies Fund's Class A, Class T, Class, B and Class C shares returned 42.36%, 42.06%, 41.18% and 41.24%, respectively, topping the 29.21% return for the Russell® Midcap Value Index and the 26.65% return for the LipperSM Mid-Cap Funds Average. Good stock picking and overweightings in the information technology, consumer discretionary and industrial sectors contributed significantly to the fund's performance relative to its index. Many small- and mid-cap tech holdings - such as chip manufacturer Advanced Micro Devices, communications equipment maker Terayon and software firm Retek - became top contributors when the economic environment improved. Several homebuilding stocks - including Beazer Homes and Lennar - also performed well as demand for newly constructed homes remained strong. By contrast, video game stocks Nintendo, Midway Games and THQ were among the biggest detractors, as the industry generally suffered from weaker-than-expected sales during the 2002 holiday season. In addition, Jones Apparel Group was hurt by lower 2004 profit expectations when the company resolved a licensing dispute with Polo Ralph Lauren by ending production of its Lauren women's clothing line.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Tyco International Ltd.	4.0	4.8
Take-Two Interactive Software, Inc.	3.8	4.5
WMS Industries, Inc.	3.2	2.8
Beazer Homes USA, Inc.	2.9	3.6
Advanced Micro Devices, Inc.	2.8	1.8
EMC Corp.	2.7	2.7
ACE Ltd.	2.4	3.7
Vignette Corp.	2.3	3.0
Terayon Communication Systems, Inc.	2.2	1.7
Jones Apparel Group, Inc.	2.2	3.0
	28.5
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.7	35.8
Consumer Discretionary	28.7	30.5
Industrials	11.5	11.2
Financials	8.1	12.7
Consumer Staples	2.9	2.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.2%		Stocks 97.6%
	Convertible Securities 2.4%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	13.0%	** Foreign investments	12.6%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 28.1%
Auto Components - 2.1%
Aftermarket Technology Corp. (a)	22,400	$ 298
American Axle & Manufacturing Holdings, Inc. (a)	758,900	30,075
ArvinMeritor, Inc.	123,500	2,454
Dura Automotive Systems, Inc. Class A (a)	206,000	2,124
Lear Corp. (a)	110,000	6,505
		41,456
Automobiles - 2.9%
DaimlerChrysler AG (Reg.)	200,000	7,608
Ford Motor Co.	1,000,000	13,200
Nissan Motor Co. Ltd.	3,000,000	34,300
		55,108
Hotels, Restaurants & Leisure - 6.7%
AFC Enterprises, Inc. (a)	800,000	14,000
Ameristar Casinos, Inc. (a)	500,000	11,630
Buffalo Wild Wings, Inc.	5,700	128
Isle of Capri Casinos, Inc. (a)	169,200	3,410
Jack in the Box, Inc. (a)	1,787,700	37,274
Mikohn Gaming Corp. (a)	125,000	545
WMS Industries, Inc. (a)(c)	2,301,300	61,445
		128,432
Household Durables - 8.9%
Beazer Homes USA, Inc.	526,063	56,136
Cavco Industries, Inc. (a)	5,000	118
Centex Corp.	100,000	10,940
D.R. Horton, Inc.	455,994	19,927
Jarden Corp. (a)	225,000	6,086
Lennar Corp.:
Class A	324,700	31,788
Class B	32,470	3,028
Libbey, Inc.	130,000	3,810
M/I Schottenstein Homes, Inc.	443,200	16,997
Maytag Corp.	240,000	6,346
Whirlpool Corp.	230,000	15,714
		170,890
Specialty Retail - 4.1%
American Eagle Outfitters, Inc. (a)	1,240,000	22,878
Big Dog Holdings, Inc. (a)(c)	1,024,100	3,892
Borders Group, Inc.	1,340,000	30,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Circuit City Stores, Inc.	1,500,000	$ 19,530
Wet Seal, Inc. Class A (a)	250,000	2,568
		78,991
Textiles Apparel & Luxury Goods - 3.4%
Jones Apparel Group, Inc.	1,222,900	42,190
Maxwell Shoe Co., Inc. Class A (a)(c)	1,319,400	23,208
		65,398
TOTAL CONSUMER DISCRETIONARY		540,275
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.3%
Koninklijke Ahold NV sponsored ADR (a)	600,000	5,052
Safeway, Inc. (a)	990,000	20,543
		25,595
Food Products - 1.1%
Campbell Soup Co.	350,000	8,964
Fresh Del Monte Produce, Inc.	300,000	8,004
Tyson Foods, Inc. Class A	298,200	4,070
		21,038
Household Products - 0.2%
WD-40 Co.	90,000	3,222
Personal Products - 0.3%
Nu Skin Enterprises, Inc. Class A	400,000	6,948
TOTAL CONSUMER STAPLES		56,803
FINANCIALS - 8.1%
Diversified Financial Services - 0.1%
Marlin Business Services Corp.	126,600	2,108
Insurance - 6.3%
ACE Ltd.	1,250,000	45,563
Allstate Corp.	390,000	15,748
AmerUs Group Co.	150,000	5,393
Everest Re Group Ltd.	60,700	4,989
Infinity Property & Casualty Corp.	200,000	6,604
MetLife, Inc.	720,000	23,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Safety Insurance Group, Inc.	200,000	$ 3,550
Travelers Property Casualty Corp. Class A	1,040,000	16,224
		121,608
Thrifts & Mortgage Finance - 1.7%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	380,000	7,209
Sovereign Bancorp, Inc.	1,138,200	25,792
		33,001
TOTAL FINANCIALS		156,717
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	50,000	1,391
I-Stat Corp. (a)	664,400	8,371
Sola International, Inc. (a)	530,000	10,388
		20,150
Health Care Providers & Services - 0.4%
HealthSouth Corp. (a)	1,500,000	6,285
Laboratory Corp. of America Holdings (a)	40,000	1,445
		7,730
Pharmaceuticals - 0.5%
King Pharmaceuticals, Inc. (a)	260,000	3,357
Pain Therapeutics, Inc. (a)	1,050,000	6,405
		9,762
TOTAL HEALTH CARE		37,642
INDUSTRIALS - 11.4%
Building Products - 0.6%
NCI Building Systems, Inc. (a)	51,800	1,206
York International Corp.	262,100	10,471
		11,677
Commercial Services & Supplies - 2.8%
Central Parking Corp.	600,000	8,370
Hall Kinion & Associates, Inc. (a)(c)	711,700	2,917
Hudson Highland Group, Inc. (a)	75,000	1,514
Labor Ready, Inc. (a)	247,000	2,816
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Monster Worldwide, Inc. (a)	1,000,000	$ 24,060
Vedior NV (Certificaten Van Aandelen)	915,000	13,853
		53,530
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV	400,000	10,680
Granite Construction, Inc.	450,000	9,923
		20,603
Electrical Equipment - 0.1%
TB Wood's Corp. (c)	261,300	2,041
Industrial Conglomerates - 4.0%
Tyco International Ltd.	3,329,500	76,404
Machinery - 2.7%
Columbus McKinnon Corp. (a)	221,900	1,371
EnPro Industries, Inc. (a)	10,000	99
Milacron, Inc.	300,580	697
Navistar International Corp. (a)	840,200	36,213
Timken Co.	800,000	13,704
		52,084
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	100,000	2,526
TOTAL INDUSTRIALS		218,865
INFORMATION TECHNOLOGY - 41.4%
Communications Equipment - 7.8%
ADC Telecommunications, Inc. (a)	6,267,400	15,418
AudioCodes Ltd. (a)	800,000	9,352
Cable Design Technologies Corp. (a)	1,996,771	20,287
Endwave Corp. (a)	100,000	917
Enterasys Networks, Inc. (a)	2,052,000	8,803
Marconi Corp. PLC (a)	1,000,000	10,156
NMS Communications Corp. (a)	1,329,421	7,777
Performance Technologies, Inc. (a)(c)	1,223,100	16,500
Telefonaktiebolaget LM Ericsson ADR (a)	1,180,000	19,163
Terayon Communication Systems, Inc. (a)(c)	7,116,500	42,557
Turnstone Systems, Inc. (a)	1,142,100	153
Zhone Technologies, Inc. (a)	9,000	50
		151,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.0%
EMC Corp. (a)	3,762,530	$ 51,697
PalmOne, Inc. (a)	1,639,000	24,536
		76,233
Electronic Equipment & Instruments - 1.1%
Agilysys, Inc.	250,000	2,815
AVX Corp.	490,000	7,399
RadiSys Corp. (a)	100,000	1,840
Richardson Electronics Ltd.	238,000	2,428
Solectron Corp. (a)	1,100,000	6,435
		20,917
Internet Software & Services - 6.6%
Ariba, Inc. (a)	2,800,000	8,848
Art Technology Group, Inc. (a)	2,050,000	3,485
iBasis, Inc. (a)	160,000	314
Interwoven, Inc. (a)	578,075	8,660
ITXC Corp. (a)	120,000	474
Kana Software, Inc. (a)	1,096,300	3,399
Keynote Systems, Inc. (a)	872,451	10,766
Primus Knowledge Solutions, Inc. (a)	668,500	2,975
RADWARE Ltd. (a)	100,000	2,684
Retek, Inc. (a)	1,354,200	14,057
Selectica, Inc. (a)	1,468,200	6,812
SonicWALL, Inc. (a)	2,600,000	20,774
Vignette Corp. (a)(c)	18,869,800	43,589
		126,837
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc. (a)	2,990,000	53,760
Agere Systems, Inc. Class A (a)	3,025,000	10,709
Applied Micro Circuits Corp. (a)	2,700,000	17,442
ASM International NV (Nasdaq) (a)	300,000	5,679
ASML Holding NV (NY Shares) (a)	800,000	15,056
Atmel Corp. (a)	3,520,100	23,690
Chartered Semiconductor Manufacturing Ltd. ADR (a)	300,000	2,850
Conexant Systems, Inc. (a)	600,000	3,030
GlobespanVirata, Inc. (a)	100,000	614
Hi/fn, Inc. (a)(c)	900,000	9,918
Integrated Device Technology, Inc. (a)	200,000	3,770
Mindspeed Technologies, Inc. (a)	199,999	1,338
MIPS Technologies, Inc. (a)	730,000	3,979
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	2,123,836	$ 23,086
Transwitch Corp. (a)	2,688,400	8,280
United Microelectronics Corp. sponsored ADR (a)	2,237,400	11,724
		194,925
Software - 11.8%
Activision, Inc. (a)	715,000	10,940
Actuate Corp. (a)(c)	3,975,000	12,521
Aspen Technology, Inc. (a)	676,100	5,199
Atari, Inc. (a)	2,000,000	8,200
BindView Development Corp. (a)	1,156,200	3,411
i2 Technologies, Inc. (a)	10,250,100	20,500
Interplay Entertainment Corp.	430,770	31
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Midway Games, Inc. (a)	185,359	627
Nintendo Co. Ltd.	200,000	17,278
Open Solutions, Inc.	192,100	3,542
PalmSource, Inc. (a)	92,941	2,378
Siebel Systems, Inc. (a)	1,500,000	19,770
Take-Two Interactive Software, Inc. (a)(c)	2,229,600	73,800
THQ, Inc. (a)(c)	2,460,000	39,581
Ulticom, Inc. (a)	803,000	8,688
		226,466
TOTAL INFORMATION TECHNOLOGY		796,511
MATERIALS - 2.3%
Chemicals - 0.6%
Celanese AG	200,000	7,034
FMC Corp. (a)	50,000	1,497
Millennium Chemicals, Inc.	180,900	1,957
		10,488
Construction Materials - 1.4%
Centex Construction Products, Inc.	72,500	4,249
Martin Marietta Materials, Inc.	120,000	5,108
Texas Industries, Inc.	410,600	11,994
U.S. Concrete, Inc. (a)	891,298	5,258
		26,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Anchor Glass Container Corp.	10,200	$ 149
Owens-Illinois, Inc. (a)	210,600	2,376
		2,525
Metals & Mining - 0.2%
Steel Dynamics, Inc. (a)	189,900	3,802
TOTAL MATERIALS		43,424
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Covad Communications Group, Inc. (a)	1,155,010	4,620
Qwest Communications International, Inc. (a)	1,566,500	5,733
Time Warner Telecom, Inc. Class A (a)	215,000	2,268
		12,621
Wireless Telecommunication Services - 0.2%
Telesystem International Wireless, Inc. (a)	500,000	3,908
TOTAL TELECOMMUNICATION SERVICES		16,529
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	100,000	2,512
TOTAL COMMON STOCKS (Cost $1,436,443)		1,869,278
Convertible Preferred Stocks - 0.3%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (e)	2,400	0
UTILITIES - 0.3%
Electric Utilities - 0.3%
TXU Corp. 8.125% PRIDES (Cost $10,041)	200,000	6,475
Convertible Bonds - 2.1%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (d)	$ 7,500	$ 11,625
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	3,000	2,629
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (d)	2,500	1,950
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.1%
Natural MicroSystems Corp. 5% 10/15/05	12,830	11,804
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	8,950
		20,754
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	404	364
8.25% 6/15/06	1,968	1,889
		2,253
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	2,000	1,020
TOTAL INFORMATION TECHNOLOGY		24,027
TOTAL CONVERTIBLE BONDS (Cost $30,459)		40,231
Money Market Funds - 2.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	9,946,134	$ 9,946
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	38,182,760	38,183
TOTAL MONEY MARKET FUNDS (Cost $48,129)		48,129
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,525,072)		1,964,113
NET OTHER ASSETS - (2.1)%		(40,356)
NET ASSETS - 100%		$ 1,923,757
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,575,000 or 0.7% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Japan	2.7%
Bermuda	2.7%
Netherlands	2.6%
Taiwan	1.8%
Sweden	1.0%
Others (individually less than 1%)	2.2%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $651,869,000 and $421,440,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $193,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $14,627,000. The weighted average interest rate was 1.15%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $55,069,000 all of which will expire on November 30, 2010.
The fund intends to elect to defer to its fiscal year ending November 30, 2004 approximately $27,043,000 of losses recognized during the period November 1, 2003 to November 30, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $36,785) (cost $1,525,072) - See accompanying schedule		$ 1,964,113
Receivable for investments sold		31
Receivable for fund shares sold		3,323
Dividends receivable		1,141
Interest receivable		519
Prepaid expenses		7
Other receivables		160
Total assets		1,969,294

Liabilities
Payable for investments purchased	$ 3,387
Payable for fund shares redeemed	1,770
Accrued management fee	904
Distribution fees payable	827
Other affiliated payables	414
Other payables and accrued expenses	52
Collateral on securities loaned, at value	38,183
Total liabilities		45,537

Net Assets		$ 1,923,757
Net Assets consist of:
Paid in capital		$ 1,560,851
Undistributed net investment income		3,788
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,935)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		439,053
Net Assets		$ 1,923,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($238,279 ÷ 7,699 shares)	$ 30.95

Maximum offering price per share (100/94.25 of $30.95)	$ 32.84
Class T: Net Asset Value and redemption price per share ($1,127,112 ÷ 35,609 shares)	$ 31.65

Maximum offering price per share (100/96.50 of $31.65)	$ 32.80
Class B: Net Asset Value and offering price per share ($289,525 ÷ 9,575 shares) A	$ 30.24

Initial Class: Net Asset Value, offering price and redemption price per share ($21,875 ÷ 666.8 shares)	$ 32.81

Class C: Net Asset Value and offering price per share ($106,261 ÷ 3,534 shares) A	$ 30.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($140,705 ÷ 4,404.5 shares)	$ 31.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends (including $47 received from affiliated issuers)		$ 7,452
Interest		3,054
Security lending		319
Total income		10,825

Expenses
Management fee	$ 7,532
Transfer agent fees	3,838
Distribution fees	7,099
Accounting and security lending fees	326
Non-interested trustees' compensation	7
Custodian fees and expenses	59
Registration fees	128
Audit	54
Legal	10
Interest	4
Miscellaneous	21
Total expenses before reductions	19,078
Expense reductions	(379)	18,699
Net investment income (loss)		(7,874)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $393 on sales of investments in affiliated issuers)	(13,488)
Foreign currency transactions	(29)
Total net realized gain (loss)		(13,517)
Change in net unrealized appreciation (depreciation) on: Investment securities	530,942
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		530,953
Net gain (loss)		517,436
Net increase (decrease) in net assets resulting from operations		$ 509,562

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,874)	$ (2,161)
Net realized gain (loss)	(13,517)	(66,029)
Change in net unrealized appreciation (depreciation)	530,953	(118,277)
Net increase (decrease) in net assets resulting from operations	509,562	(186,467)
Distributions to shareholders from net realized gain	-	(6,543)
Share transactions - net increase (decrease)	244,859	346,876
Total increase (decrease) in net assets	754,421	153,866

Net Assets
Beginning of period	1,169,336	1,015,470
End of period (including undistributed net investment income of $3,788 and undistributed net investment income of $3,427, respectively)	$ 1,923,757	$ 1,169,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.74	$ 24.77	$ 23.42	$ 26.76	$ 23.89
Income from Investment Operations
Net investment income (loss) C	(.08)	.02 E	(.10)	(.06)	(.10)
Net realized and unrealized gain (loss)	9.29	(2.82) E	2.75	2.46	4.15
Total from investment operations	9.21	(2.80)	2.65	2.40	4.05
Distributions from net realized gain	-	(.23)	(1.30)	(5.74)	(1.18)
Net asset value, end of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Total Return A,B	42.36%	(11.46)%	11.90%	11.18%	17.62%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of voluntary waivers, if any	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of all reductions	1.18%	1.17%	1.16%	1.00%	1.08%
Net investment income (loss)	(.35)%	.07% E	(.39)%	(.26)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 238	$ 129	$ 89	$ 20	$ 8
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.28	$ 25.36	$ 23.91	$ 27.13	$ 24.23
Income from Investment Operations
Net investment income (loss) C	(.13)	(.03) E	(.15)	(.10)	(.12)
Net realized and unrealized gain (loss)	9.50	(2.90) E	2.81	2.52	4.20
Total from investment operations	9.37	(2.93)	2.66	2.42	4.08
Distributions from net realized gain	-	(.15)	(1.21)	(5.64)	(1.18)
Net asset value, end of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Total Return A,B	42.06%	(11.66)%	11.65%	11.03%	17.49%
Ratios to Average Net Assets D
Expenses before expense reductions	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of voluntary waivers, if any	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of all reductions	1.38%	1.35%	1.34%	1.14%	1.16%
Net investment income (loss)	(.54)%	(.12)% E	(.58)%	(.40)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 710	$ 667	$ 403	$ 393
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 24.45	$ 23.08	$ 26.36	$ 23.69
Income from Investment Operations
Net investment income (loss) C	(.27)	(.16) E	(.28)	(.22)	(.26)
Net realized and unrealized gain (loss)	9.09	(2.80) E	2.71	2.44	4.11
Total from investment operations	8.82	(2.96)	2.43	2.22	3.85
Distributions from net realized gain	-	(.07)	(1.06)	(5.50)	(1.18)
Net asset value, end of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Total Return A,B	41.18%	(12.16)%	10.97%	10.42%	16.89%
Ratios to Average Net Assets D
Expenses before expense reductions	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of voluntary waivers, if any	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of all reductions	2.01%	1.97%	1.92%	1.69%	1.70%
Net investment income (loss)	(1.17)%	(.73)% E	(1.16)%	(.95)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 290	$ 196	$ 172	$ 87	$ 92
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	9.04	(2.78) H	(1.91)
Total from investment operations	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	(.25)	-
Net asset value, end of period	$ 30.07	$ 21.29	$ 24.47
Total Return B,C,D	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 106	$ 53	$ 21
Portfolio turnover rate	32%	49%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.95	$ 26.05	$ 24.53	$ 27.74	$ 24.61
Income from Investment Operations
Net investment income (loss) B	.02	.12 D	- E	.04	.02
Net realized and unrealized gain (loss)	9.84	(2.96) D	2.86	2.56	4.29
Total from investment operations	9.86	(2.84)	2.86	2.60	4.31
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	(.26)	(1.32)	(5.81)	(1.18)
Total distributions	-	(.26)	(1.34)	(5.81)	(1.18)
Net asset value, end of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Total Return A	42.96%	(11.06)%	12.26%	11.62%	18.18%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.80%	.79%	.59%	.63%
Expenses net of voluntary waivers, if any	.79%	.80%	.79%	.59%	.63%
Expenses net of all reductions	.76%	.73%	.77%	.58%	.61%
Net investment income (loss)	.08%	.50% D	(.01)%	.16%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 16	$ 19	$ 19	$ 19
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.36	$ 25.42	$ 23.96	$ 27.21	$ 24.17
Income from Investment Operations
Net investment income (loss) B	.01	.10 D	(.02)	.03	.01
Net realized and unrealized gain (loss)	9.58	(2.89) D	2.83	2.51	4.21
Total from investment operations	9.59	(2.79)	2.81	2.54	4.22
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(.27)	(1.32)	(5.79)	(1.18)
Total distributions	-	(.27)	(1.35)	(5.79)	(1.18)
Net asset value, end of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Total Return A	42.89%	(11.15)%	12.35%	11.61%	18.14%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.87%	.84%	.63%	.65%
Expenses net of voluntary waivers, if any	.83%	.87%	.84%	.63%	.65%
Expenses net of all reductions	.81%	.80%	.83%	.62%	.63%
Net investment income (loss)	.03%	.44% D	(.06)%	.12%	.05%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 65	$ 47	$ 11	$ 4
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 587,822
Unrealized depreciation	(142,805)
Net unrealized appreciation (depreciation)	445,017
Capital loss carryforward	(55,069)
Cost for federal income tax purposes	$ 1,519,096

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ -	$ 6,543

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 401	$ 5	$ 21
Class T	.26%	.25%	3,986	35	110
Class B	.75%	.25%	2,068	1,551	-
Class C	.75%	.25%	644	218	-
			$ 7,099	$ 1,809	$ 131

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135
Class T	81
Class B *	598
Class C *	14
$ 828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 487.32
Class T	2,069.27
Class B	851.41
Class C	238.37
Initial Class	26.16
Institutional Class	167.21
	$ 3,838

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $90 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 248
Class A	21	-
Class T	110	-
	$ 131	$ 248

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net realized gain
Class A	$ -	$ 919
Class T	-	4,131
Class B	-	515
Initial Class	-	190
Class C	-	260
Institutional Class	-	528
Total	$ -	$ 6,543

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	4,857	4,348	$ 120,670	$ 102,986
Reinvestment of distributions	-	33	-	855
Shares redeemed	(3,114)	(2,027)	(73,451)	(44,672)
Net increase (decrease)	1,743	2,354	$ 47,219	$ 59,169
Class T
Shares sold	15,218	16,787	$ 387,183	$ 412,757
Reinvestment of distributions	-	140	-	3,778
Shares redeemed	(11,459)	(11,400)	(272,430)	(256,350)
Net increase (decrease)	3,759	5,527	$ 114,753	$ 160,185
Class B
Shares sold	2,336	5,798	$ 55,976	$ 139,010
Reinvestment of distributions	-	17	-	465
Shares redeemed	(1,908)	(3,694)	(40,736)	(80,435)
Net increase (decrease)	428	2,121	$ 15,240	$ 59,040
Initial Class
Shares sold	20	9	$ 576	$ 234
Reinvestment of distributions	-	6	-	167
Shares redeemed	(47)	(52)	(1,062)	(1,203)
Net increase (decrease)	(27)	(37)	$ (486)	$ (802)
Class C
Shares sold	1,843	2,839	$ 45,030	$ 66,536
Reinvestment of distributions	-	10	-	246
Shares redeemed	(794)	(1,230)	(17,483)	(27,408)
Net increase (decrease)	1,049	1,619	$ 27,547	$ 39,374
Institutional Class
Shares sold	4,006	2,411	$ 105,621	$ 59,781
Reinvestment of distributions	-	16	-	417
Shares redeemed	(2,529)	(1,338)	(65,035)	(30,288)
Net increase (decrease)	1,477	1,089	$ 40,586	$ 29,910

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Actuate Corp.	$ 2,468	$ -	$ -	$ 12,521
Big Dog Holdings, Inc.	-	-	-	3,892
Hall Kinion & Associates, Inc.	328	-	-	2,917
Hi/fn, Inc.	3,721	-	-	9,918
Maxwell Shoe Co., Inc. Class A	-	-	-	23,208
Performance Technologies, Inc.	-	-	-	16,500
TB Wood's Corp.	-	-	47	2,041
THQ, Inc.	8,148	-	-	39,581
Take-Two Interactive Software, Inc.	3,330	585	-	73,800
Terayon Communication Systems, Inc.	4,740	-	-	42,557
Vignette Corp.	12,320	-	-	43,589
WMS Industries, Inc.	239	3,416	-	61,445
TOTALS	$ 35,294	$ 4,001	$ 47	$ 331,969

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).
Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the
Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,
Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (42)

Year of Election or Appointment: 1996

Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Value Strategies. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value Strategies. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

SO-UANN-0104
1.786701.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	42.89%	13.47%	12.10%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Initial Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Value Strategies Fund's Institutional Class shares returned 42.89%, topping the 29.21% return for the Russell® Midcap Value Index and the 26.65% return for the LipperSM Mid-Cap Funds Average. Good stock picking and overweightings in the information technology, consumer discretionary and industrial sectors contributed significantly to the fund's performance relative to its index. Many small- and mid-cap tech holdings - such as chip manufacturer Advanced Micro Devices, communications equipment maker Terayon and software firm Retek - became top contributors when the economic environment improved. Several homebuilding stocks - including Beazer Homes and Lennar - also performed well as demand for newly constructed homes remained strong. By contrast, video game stocks Nintendo, Midway Games and THQ were among the biggest detractors, as the industry generally suffered from weaker-than-expected sales during the 2002 holiday season. In addition, Jones Apparel Group was hurt by lower 2004 profit expectations when the company resolved a licensing dispute with Polo Ralph Lauren by ending production of its Lauren women's clothing line.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Tyco International Ltd.	4.0	4.8
Take-Two Interactive Software, Inc.	3.8	4.5
WMS Industries, Inc.	3.2	2.8
Beazer Homes USA, Inc.	2.9	3.6
Advanced Micro Devices, Inc.	2.8	1.8
EMC Corp.	2.7	2.7
ACE Ltd.	2.4	3.7
Vignette Corp.	2.3	3.0
Terayon Communication Systems, Inc.	2.2	1.7
Jones Apparel Group, Inc.	2.2	3.0
	28.5
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.7	35.8
Consumer Discretionary	28.7	30.5
Industrials	11.5	11.2
Financials	8.1	12.7
Consumer Staples	2.9	2.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.2%		Stocks 97.6%
	Convertible Securities 2.4%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	13.0%	** Foreign investments	12.6%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 28.1%
Auto Components - 2.1%
Aftermarket Technology Corp. (a)	22,400	$ 298
American Axle & Manufacturing Holdings, Inc. (a)	758,900	30,075
ArvinMeritor, Inc.	123,500	2,454
Dura Automotive Systems, Inc. Class A (a)	206,000	2,124
Lear Corp. (a)	110,000	6,505
		41,456
Automobiles - 2.9%
DaimlerChrysler AG (Reg.)	200,000	7,608
Ford Motor Co.	1,000,000	13,200
Nissan Motor Co. Ltd.	3,000,000	34,300
		55,108
Hotels, Restaurants & Leisure - 6.7%
AFC Enterprises, Inc. (a)	800,000	14,000
Ameristar Casinos, Inc. (a)	500,000	11,630
Buffalo Wild Wings, Inc.	5,700	128
Isle of Capri Casinos, Inc. (a)	169,200	3,410
Jack in the Box, Inc. (a)	1,787,700	37,274
Mikohn Gaming Corp. (a)	125,000	545
WMS Industries, Inc. (a)(c)	2,301,300	61,445
		128,432
Household Durables - 8.9%
Beazer Homes USA, Inc.	526,063	56,136
Cavco Industries, Inc. (a)	5,000	118
Centex Corp.	100,000	10,940
D.R. Horton, Inc.	455,994	19,927
Jarden Corp. (a)	225,000	6,086
Lennar Corp.:
Class A	324,700	31,788
Class B	32,470	3,028
Libbey, Inc.	130,000	3,810
M/I Schottenstein Homes, Inc.	443,200	16,997
Maytag Corp.	240,000	6,346
Whirlpool Corp.	230,000	15,714
		170,890
Specialty Retail - 4.1%
American Eagle Outfitters, Inc. (a)	1,240,000	22,878
Big Dog Holdings, Inc. (a)(c)	1,024,100	3,892
Borders Group, Inc.	1,340,000	30,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Circuit City Stores, Inc.	1,500,000	$ 19,530
Wet Seal, Inc. Class A (a)	250,000	2,568
		78,991
Textiles Apparel & Luxury Goods - 3.4%
Jones Apparel Group, Inc.	1,222,900	42,190
Maxwell Shoe Co., Inc. Class A (a)(c)	1,319,400	23,208
		65,398
TOTAL CONSUMER DISCRETIONARY		540,275
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.3%
Koninklijke Ahold NV sponsored ADR (a)	600,000	5,052
Safeway, Inc. (a)	990,000	20,543
		25,595
Food Products - 1.1%
Campbell Soup Co.	350,000	8,964
Fresh Del Monte Produce, Inc.	300,000	8,004
Tyson Foods, Inc. Class A	298,200	4,070
		21,038
Household Products - 0.2%
WD-40 Co.	90,000	3,222
Personal Products - 0.3%
Nu Skin Enterprises, Inc. Class A	400,000	6,948
TOTAL CONSUMER STAPLES		56,803
FINANCIALS - 8.1%
Diversified Financial Services - 0.1%
Marlin Business Services Corp.	126,600	2,108
Insurance - 6.3%
ACE Ltd.	1,250,000	45,563
Allstate Corp.	390,000	15,748
AmerUs Group Co.	150,000	5,393
Everest Re Group Ltd.	60,700	4,989
Infinity Property & Casualty Corp.	200,000	6,604
MetLife, Inc.	720,000	23,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Safety Insurance Group, Inc.	200,000	$ 3,550
Travelers Property Casualty Corp. Class A	1,040,000	16,224
		121,608
Thrifts & Mortgage Finance - 1.7%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	380,000	7,209
Sovereign Bancorp, Inc.	1,138,200	25,792
		33,001
TOTAL FINANCIALS		156,717
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	50,000	1,391
I-Stat Corp. (a)	664,400	8,371
Sola International, Inc. (a)	530,000	10,388
		20,150
Health Care Providers & Services - 0.4%
HealthSouth Corp. (a)	1,500,000	6,285
Laboratory Corp. of America Holdings (a)	40,000	1,445
		7,730
Pharmaceuticals - 0.5%
King Pharmaceuticals, Inc. (a)	260,000	3,357
Pain Therapeutics, Inc. (a)	1,050,000	6,405
		9,762
TOTAL HEALTH CARE		37,642
INDUSTRIALS - 11.4%
Building Products - 0.6%
NCI Building Systems, Inc. (a)	51,800	1,206
York International Corp.	262,100	10,471
		11,677
Commercial Services & Supplies - 2.8%
Central Parking Corp.	600,000	8,370
Hall Kinion & Associates, Inc. (a)(c)	711,700	2,917
Hudson Highland Group, Inc. (a)	75,000	1,514
Labor Ready, Inc. (a)	247,000	2,816
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Monster Worldwide, Inc. (a)	1,000,000	$ 24,060
Vedior NV (Certificaten Van Aandelen)	915,000	13,853
		53,530
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV	400,000	10,680
Granite Construction, Inc.	450,000	9,923
		20,603
Electrical Equipment - 0.1%
TB Wood's Corp. (c)	261,300	2,041
Industrial Conglomerates - 4.0%
Tyco International Ltd.	3,329,500	76,404
Machinery - 2.7%
Columbus McKinnon Corp. (a)	221,900	1,371
EnPro Industries, Inc. (a)	10,000	99
Milacron, Inc.	300,580	697
Navistar International Corp. (a)	840,200	36,213
Timken Co.	800,000	13,704
		52,084
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	100,000	2,526
TOTAL INDUSTRIALS		218,865
INFORMATION TECHNOLOGY - 41.4%
Communications Equipment - 7.8%
ADC Telecommunications, Inc. (a)	6,267,400	15,418
AudioCodes Ltd. (a)	800,000	9,352
Cable Design Technologies Corp. (a)	1,996,771	20,287
Endwave Corp. (a)	100,000	917
Enterasys Networks, Inc. (a)	2,052,000	8,803
Marconi Corp. PLC (a)	1,000,000	10,156
NMS Communications Corp. (a)	1,329,421	7,777
Performance Technologies, Inc. (a)(c)	1,223,100	16,500
Telefonaktiebolaget LM Ericsson ADR (a)	1,180,000	19,163
Terayon Communication Systems, Inc. (a)(c)	7,116,500	42,557
Turnstone Systems, Inc. (a)	1,142,100	153
Zhone Technologies, Inc. (a)	9,000	50
		151,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.0%
EMC Corp. (a)	3,762,530	$ 51,697
PalmOne, Inc. (a)	1,639,000	24,536
		76,233
Electronic Equipment & Instruments - 1.1%
Agilysys, Inc.	250,000	2,815
AVX Corp.	490,000	7,399
RadiSys Corp. (a)	100,000	1,840
Richardson Electronics Ltd.	238,000	2,428
Solectron Corp. (a)	1,100,000	6,435
		20,917
Internet Software & Services - 6.6%
Ariba, Inc. (a)	2,800,000	8,848
Art Technology Group, Inc. (a)	2,050,000	3,485
iBasis, Inc. (a)	160,000	314
Interwoven, Inc. (a)	578,075	8,660
ITXC Corp. (a)	120,000	474
Kana Software, Inc. (a)	1,096,300	3,399
Keynote Systems, Inc. (a)	872,451	10,766
Primus Knowledge Solutions, Inc. (a)	668,500	2,975
RADWARE Ltd. (a)	100,000	2,684
Retek, Inc. (a)	1,354,200	14,057
Selectica, Inc. (a)	1,468,200	6,812
SonicWALL, Inc. (a)	2,600,000	20,774
Vignette Corp. (a)(c)	18,869,800	43,589
		126,837
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc. (a)	2,990,000	53,760
Agere Systems, Inc. Class A (a)	3,025,000	10,709
Applied Micro Circuits Corp. (a)	2,700,000	17,442
ASM International NV (Nasdaq) (a)	300,000	5,679
ASML Holding NV (NY Shares) (a)	800,000	15,056
Atmel Corp. (a)	3,520,100	23,690
Chartered Semiconductor Manufacturing Ltd. ADR (a)	300,000	2,850
Conexant Systems, Inc. (a)	600,000	3,030
GlobespanVirata, Inc. (a)	100,000	614
Hi/fn, Inc. (a)(c)	900,000	9,918
Integrated Device Technology, Inc. (a)	200,000	3,770
Mindspeed Technologies, Inc. (a)	199,999	1,338
MIPS Technologies, Inc. (a)	730,000	3,979
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	2,123,836	$ 23,086
Transwitch Corp. (a)	2,688,400	8,280
United Microelectronics Corp. sponsored ADR (a)	2,237,400	11,724
		194,925
Software - 11.8%
Activision, Inc. (a)	715,000	10,940
Actuate Corp. (a)(c)	3,975,000	12,521
Aspen Technology, Inc. (a)	676,100	5,199
Atari, Inc. (a)	2,000,000	8,200
BindView Development Corp. (a)	1,156,200	3,411
i2 Technologies, Inc. (a)	10,250,100	20,500
Interplay Entertainment Corp.	430,770	31
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Midway Games, Inc. (a)	185,359	627
Nintendo Co. Ltd.	200,000	17,278
Open Solutions, Inc.	192,100	3,542
PalmSource, Inc. (a)	92,941	2,378
Siebel Systems, Inc. (a)	1,500,000	19,770
Take-Two Interactive Software, Inc. (a)(c)	2,229,600	73,800
THQ, Inc. (a)(c)	2,460,000	39,581
Ulticom, Inc. (a)	803,000	8,688
		226,466
TOTAL INFORMATION TECHNOLOGY		796,511
MATERIALS - 2.3%
Chemicals - 0.6%
Celanese AG	200,000	7,034
FMC Corp. (a)	50,000	1,497
Millennium Chemicals, Inc.	180,900	1,957
		10,488
Construction Materials - 1.4%
Centex Construction Products, Inc.	72,500	4,249
Martin Marietta Materials, Inc.	120,000	5,108
Texas Industries, Inc.	410,600	11,994
U.S. Concrete, Inc. (a)	891,298	5,258
		26,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Anchor Glass Container Corp.	10,200	$ 149
Owens-Illinois, Inc. (a)	210,600	2,376
		2,525
Metals & Mining - 0.2%
Steel Dynamics, Inc. (a)	189,900	3,802
TOTAL MATERIALS		43,424
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Covad Communications Group, Inc. (a)	1,155,010	4,620
Qwest Communications International, Inc. (a)	1,566,500	5,733
Time Warner Telecom, Inc. Class A (a)	215,000	2,268
		12,621
Wireless Telecommunication Services - 0.2%
Telesystem International Wireless, Inc. (a)	500,000	3,908
TOTAL TELECOMMUNICATION SERVICES		16,529
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	100,000	2,512
TOTAL COMMON STOCKS (Cost $1,436,443)		1,869,278
Convertible Preferred Stocks - 0.3%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (e)	2,400	0
UTILITIES - 0.3%
Electric Utilities - 0.3%
TXU Corp. 8.125% PRIDES (Cost $10,041)	200,000	6,475
Convertible Bonds - 2.1%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (d)	$ 7,500	$ 11,625
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	3,000	2,629
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (d)	2,500	1,950
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.1%
Natural MicroSystems Corp. 5% 10/15/05	12,830	11,804
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	8,950
		20,754
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	404	364
8.25% 6/15/06	1,968	1,889
		2,253
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	2,000	1,020
TOTAL INFORMATION TECHNOLOGY		24,027
TOTAL CONVERTIBLE BONDS (Cost $30,459)		40,231
Money Market Funds - 2.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	9,946,134	$ 9,946
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	38,182,760	38,183
TOTAL MONEY MARKET FUNDS (Cost $48,129)		48,129
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,525,072)		1,964,113
NET OTHER ASSETS - (2.1)%		(40,356)
NET ASSETS - 100%		$ 1,923,757
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,575,000 or 0.7% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Japan	2.7%
Bermuda	2.7%
Netherlands	2.6%
Taiwan	1.8%
Sweden	1.0%
Others (individually less than 1%)	2.2%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $651,869,000 and $421,440,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $193,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $14,627,000. The weighted average interest rate was 1.15%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $55,069,000 all of which will expire on November 30, 2010.
The fund intends to elect to defer to its fiscal year ending November 30, 2004 approximately $27,043,000 of losses recognized during the period November 1, 2003 to November 30, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $36,785) (cost $1,525,072) - See accompanying schedule		$ 1,964,113
Receivable for investments sold		31
Receivable for fund shares sold		3,323
Dividends receivable		1,141
Interest receivable		519
Prepaid expenses		7
Other receivables		160
Total assets		1,969,294

Liabilities
Payable for investments purchased	$ 3,387
Payable for fund shares redeemed	1,770
Accrued management fee	904
Distribution fees payable	827
Other affiliated payables	414
Other payables and accrued expenses	52
Collateral on securities loaned, at value	38,183
Total liabilities		45,537

Net Assets		$ 1,923,757
Net Assets consist of:
Paid in capital		$ 1,560,851
Undistributed net investment income		3,788
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,935)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		439,053
Net Assets		$ 1,923,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($238,279 ÷ 7,699 shares)	$ 30.95

Maximum offering price per share (100/94.25 of $30.95)	$ 32.84
Class T: Net Asset Value and redemption price per share ($1,127,112 ÷ 35,609 shares)	$ 31.65

Maximum offering price per share (100/96.50 of $31.65)	$ 32.80
Class B: Net Asset Value and offering price per share ($289,525 ÷ 9,575 shares) A	$ 30.24

Initial Class: Net Asset Value, offering price and redemption price per share ($21,875 ÷ 666.8 shares)	$ 32.81

Class C: Net Asset Value and offering price per share ($106,261 ÷ 3,534 shares) A	$ 30.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($140,705 ÷ 4,404.5 shares)	$ 31.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends (including $47 received from affiliated issuers)		$ 7,452
Interest		3,054
Security lending		319
Total income		10,825

Expenses
Management fee	$ 7,532
Transfer agent fees	3,838
Distribution fees	7,099
Accounting and security lending fees	326
Non-interested trustees' compensation	7
Custodian fees and expenses	59
Registration fees	128
Audit	54
Legal	10
Interest	4
Miscellaneous	21
Total expenses before reductions	19,078
Expense reductions	(379)	18,699
Net investment income (loss)		(7,874)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $393 on sales of investments in affiliated issuers)	(13,488)
Foreign currency transactions	(29)
Total net realized gain (loss)		(13,517)
Change in net unrealized appreciation (depreciation) on: Investment securities	530,942
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		530,953
Net gain (loss)		517,436
Net increase (decrease) in net assets resulting from operations		$ 509,562

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,874)	$ (2,161)
Net realized gain (loss)	(13,517)	(66,029)
Change in net unrealized appreciation (depreciation)	530,953	(118,277)
Net increase (decrease) in net assets resulting from operations	509,562	(186,467)
Distributions to shareholders from net realized gain	-	(6,543)
Share transactions - net increase (decrease)	244,859	346,876
Total increase (decrease) in net assets	754,421	153,866

Net Assets
Beginning of period	1,169,336	1,015,470
End of period (including undistributed net investment income of $3,788 and undistributed net investment income of $3,427, respectively)	$ 1,923,757	$ 1,169,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.74	$ 24.77	$ 23.42	$ 26.76	$ 23.89
Income from Investment Operations
Net investment income (loss) C	(.08)	.02 E	(.10)	(.06)	(.10)
Net realized and unrealized gain (loss)	9.29	(2.82) E	2.75	2.46	4.15
Total from investment operations	9.21	(2.80)	2.65	2.40	4.05
Distributions from net realized gain	-	(.23)	(1.30)	(5.74)	(1.18)
Net asset value, end of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Total Return A,B	42.36%	(11.46)%	11.90%	11.18%	17.62%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of voluntary waivers, if any	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of all reductions	1.18%	1.17%	1.16%	1.00%	1.08%
Net investment income (loss)	(.35)%	.07% E	(.39)%	(.26)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 238	$ 129	$ 89	$ 20	$ 8
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.28	$ 25.36	$ 23.91	$ 27.13	$ 24.23
Income from Investment Operations
Net investment income (loss) C	(.13)	(.03) E	(.15)	(.10)	(.12)
Net realized and unrealized gain (loss)	9.50	(2.90) E	2.81	2.52	4.20
Total from investment operations	9.37	(2.93)	2.66	2.42	4.08
Distributions from net realized gain	-	(.15)	(1.21)	(5.64)	(1.18)
Net asset value, end of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Total Return A,B	42.06%	(11.66)%	11.65%	11.03%	17.49%
Ratios to Average Net Assets D
Expenses before expense reductions	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of voluntary waivers, if any	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of all reductions	1.38%	1.35%	1.34%	1.14%	1.16%
Net investment income (loss)	(.54)%	(.12)% E	(.58)%	(.40)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 710	$ 667	$ 403	$ 393
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 24.45	$ 23.08	$ 26.36	$ 23.69
Income from Investment Operations
Net investment income (loss) C	(.27)	(.16) E	(.28)	(.22)	(.26)
Net realized and unrealized gain (loss)	9.09	(2.80) E	2.71	2.44	4.11
Total from investment operations	8.82	(2.96)	2.43	2.22	3.85
Distributions from net realized gain	-	(.07)	(1.06)	(5.50)	(1.18)
Net asset value, end of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Total Return A,B	41.18%	(12.16)%	10.97%	10.42%	16.89%
Ratios to Average Net Assets D
Expenses before expense reductions	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of voluntary waivers, if any	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of all reductions	2.01%	1.97%	1.92%	1.69%	1.70%
Net investment income (loss)	(1.17)%	(.73)% E	(1.16)%	(.95)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 290	$ 196	$ 172	$ 87	$ 92
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	9.04	(2.78) H	(1.91)
Total from investment operations	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	(.25)	-
Net asset value, end of period	$ 30.07	$ 21.29	$ 24.47
Total Return B,C,D	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 106	$ 53	$ 21
Portfolio turnover rate	32%	49%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.95	$ 26.05	$ 24.53	$ 27.74	$ 24.61
Income from Investment Operations
Net investment income (loss) B	.02	.12 D	- E	.04	.02
Net realized and unrealized gain (loss)	9.84	(2.96) D	2.86	2.56	4.29
Total from investment operations	9.86	(2.84)	2.86	2.60	4.31
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	(.26)	(1.32)	(5.81)	(1.18)
Total distributions	-	(.26)	(1.34)	(5.81)	(1.18)
Net asset value, end of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Total Return A	42.96%	(11.06)%	12.26%	11.62%	18.18%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.80%	.79%	.59%	.63%
Expenses net of voluntary waivers, if any	.79%	.80%	.79%	.59%	.63%
Expenses net of all reductions	.76%	.73%	.77%	.58%	.61%
Net investment income (loss)	.08%	.50% D	(.01)%	.16%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 16	$ 19	$ 19	$ 19
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.36	$ 25.42	$ 23.96	$ 27.21	$ 24.17
Income from Investment Operations
Net investment income (loss) B	.01	.10 D	(.02)	.03	.01
Net realized and unrealized gain (loss)	9.58	(2.89) D	2.83	2.51	4.21
Total from investment operations	9.59	(2.79)	2.81	2.54	4.22
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(.27)	(1.32)	(5.79)	(1.18)
Total distributions	-	(.27)	(1.35)	(5.79)	(1.18)
Net asset value, end of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Total Return A	42.89%	(11.15)%	12.35%	11.61%	18.14%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.87%	.84%	.63%	.65%
Expenses net of voluntary waivers, if any	.83%	.87%	.84%	.63%	.65%
Expenses net of all reductions	.81%	.80%	.83%	.62%	.63%
Net investment income (loss)	.03%	.44% D	(.06)%	.12%	.05%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 65	$ 47	$ 11	$ 4
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 587,822
Unrealized depreciation	(142,805)
Net unrealized appreciation (depreciation)	445,017
Capital loss carryforward	(55,069)
Cost for federal income tax purposes	$ 1,519,096

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ -	$ 6,543

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 401	$ 5	$ 21
Class T	.26%	.25%	3,986	35	110
Class B	.75%	.25%	2,068	1,551	-
Class C	.75%	.25%	644	218	-
			$ 7,099	$ 1,809	$ 131

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135
Class T	81
Class B *	598
Class C *	14
$ 828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 487.32
Class T	2,069.27
Class B	851.41
Class C	238.37
Initial Class	26.16
Institutional Class	167.21
	$ 3,838

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $90 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 248
Class A	21	-
Class T	110	-
	$ 131	$ 248

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net realized gain
Class A	$ -	$ 919
Class T	-	4,131
Class B	-	515
Initial Class	-	190
Class C	-	260
Institutional Class	-	528
Total	$ -	$ 6,543

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	4,857	4,348	$ 120,670	$ 102,986
Reinvestment of distributions	-	33	-	855
Shares redeemed	(3,114)	(2,027)	(73,451)	(44,672)
Net increase (decrease)	1,743	2,354	$ 47,219	$ 59,169
Class T
Shares sold	15,218	16,787	$ 387,183	$ 412,757
Reinvestment of distributions	-	140	-	3,778
Shares redeemed	(11,459)	(11,400)	(272,430)	(256,350)
Net increase (decrease)	3,759	5,527	$ 114,753	$ 160,185
Class B
Shares sold	2,336	5,798	$ 55,976	$ 139,010
Reinvestment of distributions	-	17	-	465
Shares redeemed	(1,908)	(3,694)	(40,736)	(80,435)
Net increase (decrease)	428	2,121	$ 15,240	$ 59,040
Initial Class
Shares sold	20	9	$ 576	$ 234
Reinvestment of distributions	-	6	-	167
Shares redeemed	(47)	(52)	(1,062)	(1,203)
Net increase (decrease)	(27)	(37)	$ (486)	$ (802)
Class C
Shares sold	1,843	2,839	$ 45,030	$ 66,536
Reinvestment of distributions	-	10	-	246
Shares redeemed	(794)	(1,230)	(17,483)	(27,408)
Net increase (decrease)	1,049	1,619	$ 27,547	$ 39,374
Institutional Class
Shares sold	4,006	2,411	$ 105,621	$ 59,781
Reinvestment of distributions	-	16	-	417
Shares redeemed	(2,529)	(1,338)	(65,035)	(30,288)
Net increase (decrease)	1,477	1,089	$ 40,586	$ 29,910

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Actuate Corp.	$ 2,468	$ -	$ -	$ 12,521
Big Dog Holdings, Inc.	-	-	-	3,892
Hall Kinion & Associates, Inc.	328	-	-	2,917
Hi/fn, Inc.	3,721	-	-	9,918
Maxwell Shoe Co., Inc. Class A	-	-	-	23,208
Performance Technologies, Inc.	-	-	-	16,500
TB Wood's Corp.	-	-	47	2,041
THQ, Inc.	8,148	-	-	39,581
Take-Two Interactive Software, Inc.	3,330	585	-	73,800
Terayon Communication Systems, Inc.	4,740	-	-	42,557
Vignette Corp.	12,320	-	-	43,589
WMS Industries, Inc.	239	3,416	-	61,445
TOTALS	$ 35,294	$ 4,001	$ 47	$ 331,969

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).
Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the
Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,
Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (42)

Year of Election or Appointment: 1996

Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Value Strategies. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value Strategies. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ISO-UANN-0104
1.786702.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity

Value Strategies Fund

(Initial Class of Fidelity® Advisor
Value Strategies Fund)

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is print ed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Past 10 years
Initial Class A	42.96%	13.49%	12.19%

A Total returns do not include the effect of the 3.50% sales load which was eliminated as of
September 30, 1998.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund - Initial Class on November 30, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months ending November 30, 2003, Fidelity Advisor Value Strategies Fund's Initial Class shares returned 42.96%, topping the 29.21% return for the Russell® Midcap Value Index and the 26.65% return for the LipperSM Mid-Cap Funds Average. Good stock picking and overweightings in the information technology, consumer discretionary and industrial sectors contributed significantly to the fund's performance relative to its index. Many small- and mid-cap tech holdings - such as chip manufacturer Advanced Micro Devices, communications equipment maker Terayon and software firm Retek - became top contributors when the economic environment improved. Several homebuilding stocks - including Beazer Homes and Lennar - also performed well as demand for newly constructed homes remained strong. By contrast, video game stocks Nintendo, Midway Games and THQ were among the biggest detractors, as the industry generally suffered from weaker-than-expected sales during the 2002 holiday season. In addition, Jones Apparel Group was hurt by lower 2004 profit expectations when the company resolved a licensing dispute with Polo Ralph Lauren by ending production of its Lauren women's clothing line.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Tyco International Ltd.	4.0	4.8
Take-Two Interactive Software, Inc.	3.8	4.5
WMS Industries, Inc.	3.2	2.8
Beazer Homes USA, Inc.	2.9	3.6
Advanced Micro Devices, Inc.	2.8	1.8
EMC Corp.	2.7	2.7
ACE Ltd.	2.4	3.7
Vignette Corp.	2.3	3.0
Terayon Communication Systems, Inc.	2.2	1.7
Jones Apparel Group, Inc.	2.2	3.0
	28.5
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.7	35.8
Consumer Discretionary	28.7	30.5
Industrials	11.5	11.2
Financials	8.1	12.7
Consumer Staples	2.9	2.4
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.2%		Stocks 97.6%
	Convertible Securities 2.4%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	13.0%	** Foreign investments	12.6%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 28.1%
Auto Components - 2.1%
Aftermarket Technology Corp. (a)	22,400	$ 298
American Axle & Manufacturing Holdings, Inc. (a)	758,900	30,075
ArvinMeritor, Inc.	123,500	2,454
Dura Automotive Systems, Inc. Class A (a)	206,000	2,124
Lear Corp. (a)	110,000	6,505
		41,456
Automobiles - 2.9%
DaimlerChrysler AG (Reg.)	200,000	7,608
Ford Motor Co.	1,000,000	13,200
Nissan Motor Co. Ltd.	3,000,000	34,300
		55,108
Hotels, Restaurants & Leisure - 6.7%
AFC Enterprises, Inc. (a)	800,000	14,000
Ameristar Casinos, Inc. (a)	500,000	11,630
Buffalo Wild Wings, Inc.	5,700	128
Isle of Capri Casinos, Inc. (a)	169,200	3,410
Jack in the Box, Inc. (a)	1,787,700	37,274
Mikohn Gaming Corp. (a)	125,000	545
WMS Industries, Inc. (a)(c)	2,301,300	61,445
		128,432
Household Durables - 8.9%
Beazer Homes USA, Inc.	526,063	56,136
Cavco Industries, Inc. (a)	5,000	118
Centex Corp.	100,000	10,940
D.R. Horton, Inc.	455,994	19,927
Jarden Corp. (a)	225,000	6,086
Lennar Corp.:
Class A	324,700	31,788
Class B	32,470	3,028
Libbey, Inc.	130,000	3,810
M/I Schottenstein Homes, Inc.	443,200	16,997
Maytag Corp.	240,000	6,346
Whirlpool Corp.	230,000	15,714
		170,890
Specialty Retail - 4.1%
American Eagle Outfitters, Inc. (a)	1,240,000	22,878
Big Dog Holdings, Inc. (a)(c)	1,024,100	3,892
Borders Group, Inc.	1,340,000	30,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Circuit City Stores, Inc.	1,500,000	$ 19,530
Wet Seal, Inc. Class A (a)	250,000	2,568
		78,991
Textiles Apparel & Luxury Goods - 3.4%
Jones Apparel Group, Inc.	1,222,900	42,190
Maxwell Shoe Co., Inc. Class A (a)(c)	1,319,400	23,208
		65,398
TOTAL CONSUMER DISCRETIONARY		540,275
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.3%
Koninklijke Ahold NV sponsored ADR (a)	600,000	5,052
Safeway, Inc. (a)	990,000	20,543
		25,595
Food Products - 1.1%
Campbell Soup Co.	350,000	8,964
Fresh Del Monte Produce, Inc.	300,000	8,004
Tyson Foods, Inc. Class A	298,200	4,070
		21,038
Household Products - 0.2%
WD-40 Co.	90,000	3,222
Personal Products - 0.3%
Nu Skin Enterprises, Inc. Class A	400,000	6,948
TOTAL CONSUMER STAPLES		56,803
FINANCIALS - 8.1%
Diversified Financial Services - 0.1%
Marlin Business Services Corp.	126,600	2,108
Insurance - 6.3%
ACE Ltd.	1,250,000	45,563
Allstate Corp.	390,000	15,748
AmerUs Group Co.	150,000	5,393
Everest Re Group Ltd.	60,700	4,989
Infinity Property & Casualty Corp.	200,000	6,604
MetLife, Inc.	720,000	23,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Safety Insurance Group, Inc.	200,000	$ 3,550
Travelers Property Casualty Corp. Class A	1,040,000	16,224
		121,608
Thrifts & Mortgage Finance - 1.7%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	380,000	7,209
Sovereign Bancorp, Inc.	1,138,200	25,792
		33,001
TOTAL FINANCIALS		156,717
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	50,000	1,391
I-Stat Corp. (a)	664,400	8,371
Sola International, Inc. (a)	530,000	10,388
		20,150
Health Care Providers & Services - 0.4%
HealthSouth Corp. (a)	1,500,000	6,285
Laboratory Corp. of America Holdings (a)	40,000	1,445
		7,730
Pharmaceuticals - 0.5%
King Pharmaceuticals, Inc. (a)	260,000	3,357
Pain Therapeutics, Inc. (a)	1,050,000	6,405
		9,762
TOTAL HEALTH CARE		37,642
INDUSTRIALS - 11.4%
Building Products - 0.6%
NCI Building Systems, Inc. (a)	51,800	1,206
York International Corp.	262,100	10,471
		11,677
Commercial Services & Supplies - 2.8%
Central Parking Corp.	600,000	8,370
Hall Kinion & Associates, Inc. (a)(c)	711,700	2,917
Hudson Highland Group, Inc. (a)	75,000	1,514
Labor Ready, Inc. (a)	247,000	2,816
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Monster Worldwide, Inc. (a)	1,000,000	$ 24,060
Vedior NV (Certificaten Van Aandelen)	915,000	13,853
		53,530
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV	400,000	10,680
Granite Construction, Inc.	450,000	9,923
		20,603
Electrical Equipment - 0.1%
TB Wood's Corp. (c)	261,300	2,041
Industrial Conglomerates - 4.0%
Tyco International Ltd.	3,329,500	76,404
Machinery - 2.7%
Columbus McKinnon Corp. (a)	221,900	1,371
EnPro Industries, Inc. (a)	10,000	99
Milacron, Inc.	300,580	697
Navistar International Corp. (a)	840,200	36,213
Timken Co.	800,000	13,704
		52,084
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	100,000	2,526
TOTAL INDUSTRIALS		218,865
INFORMATION TECHNOLOGY - 41.4%
Communications Equipment - 7.8%
ADC Telecommunications, Inc. (a)	6,267,400	15,418
AudioCodes Ltd. (a)	800,000	9,352
Cable Design Technologies Corp. (a)	1,996,771	20,287
Endwave Corp. (a)	100,000	917
Enterasys Networks, Inc. (a)	2,052,000	8,803
Marconi Corp. PLC (a)	1,000,000	10,156
NMS Communications Corp. (a)	1,329,421	7,777
Performance Technologies, Inc. (a)(c)	1,223,100	16,500
Telefonaktiebolaget LM Ericsson ADR (a)	1,180,000	19,163
Terayon Communication Systems, Inc. (a)(c)	7,116,500	42,557
Turnstone Systems, Inc. (a)	1,142,100	153
Zhone Technologies, Inc. (a)	9,000	50
		151,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.0%
EMC Corp. (a)	3,762,530	$ 51,697
PalmOne, Inc. (a)	1,639,000	24,536
		76,233
Electronic Equipment & Instruments - 1.1%
Agilysys, Inc.	250,000	2,815
AVX Corp.	490,000	7,399
RadiSys Corp. (a)	100,000	1,840
Richardson Electronics Ltd.	238,000	2,428
Solectron Corp. (a)	1,100,000	6,435
		20,917
Internet Software & Services - 6.6%
Ariba, Inc. (a)	2,800,000	8,848
Art Technology Group, Inc. (a)	2,050,000	3,485
iBasis, Inc. (a)	160,000	314
Interwoven, Inc. (a)	578,075	8,660
ITXC Corp. (a)	120,000	474
Kana Software, Inc. (a)	1,096,300	3,399
Keynote Systems, Inc. (a)	872,451	10,766
Primus Knowledge Solutions, Inc. (a)	668,500	2,975
RADWARE Ltd. (a)	100,000	2,684
Retek, Inc. (a)	1,354,200	14,057
Selectica, Inc. (a)	1,468,200	6,812
SonicWALL, Inc. (a)	2,600,000	20,774
Vignette Corp. (a)(c)	18,869,800	43,589
		126,837
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc. (a)	2,990,000	53,760
Agere Systems, Inc. Class A (a)	3,025,000	10,709
Applied Micro Circuits Corp. (a)	2,700,000	17,442
ASM International NV (Nasdaq) (a)	300,000	5,679
ASML Holding NV (NY Shares) (a)	800,000	15,056
Atmel Corp. (a)	3,520,100	23,690
Chartered Semiconductor Manufacturing Ltd. ADR (a)	300,000	2,850
Conexant Systems, Inc. (a)	600,000	3,030
GlobespanVirata, Inc. (a)	100,000	614
Hi/fn, Inc. (a)(c)	900,000	9,918
Integrated Device Technology, Inc. (a)	200,000	3,770
Mindspeed Technologies, Inc. (a)	199,999	1,338
MIPS Technologies, Inc. (a)	730,000	3,979
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	2,123,836	$ 23,086
Transwitch Corp. (a)	2,688,400	8,280
United Microelectronics Corp. sponsored ADR (a)	2,237,400	11,724
		194,925
Software - 11.8%
Activision, Inc. (a)	715,000	10,940
Actuate Corp. (a)(c)	3,975,000	12,521
Aspen Technology, Inc. (a)	676,100	5,199
Atari, Inc. (a)	2,000,000	8,200
BindView Development Corp. (a)	1,156,200	3,411
i2 Technologies, Inc. (a)	10,250,100	20,500
Interplay Entertainment Corp.	430,770	31
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Midway Games, Inc. (a)	185,359	627
Nintendo Co. Ltd.	200,000	17,278
Open Solutions, Inc.	192,100	3,542
PalmSource, Inc. (a)	92,941	2,378
Siebel Systems, Inc. (a)	1,500,000	19,770
Take-Two Interactive Software, Inc. (a)(c)	2,229,600	73,800
THQ, Inc. (a)(c)	2,460,000	39,581
Ulticom, Inc. (a)	803,000	8,688
		226,466
TOTAL INFORMATION TECHNOLOGY		796,511
MATERIALS - 2.3%
Chemicals - 0.6%
Celanese AG	200,000	7,034
FMC Corp. (a)	50,000	1,497
Millennium Chemicals, Inc.	180,900	1,957
		10,488
Construction Materials - 1.4%
Centex Construction Products, Inc.	72,500	4,249
Martin Marietta Materials, Inc.	120,000	5,108
Texas Industries, Inc.	410,600	11,994
U.S. Concrete, Inc. (a)	891,298	5,258
		26,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Anchor Glass Container Corp.	10,200	$ 149
Owens-Illinois, Inc. (a)	210,600	2,376
		2,525
Metals & Mining - 0.2%
Steel Dynamics, Inc. (a)	189,900	3,802
TOTAL MATERIALS		43,424
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Covad Communications Group, Inc. (a)	1,155,010	4,620
Qwest Communications International, Inc. (a)	1,566,500	5,733
Time Warner Telecom, Inc. Class A (a)	215,000	2,268
		12,621
Wireless Telecommunication Services - 0.2%
Telesystem International Wireless, Inc. (a)	500,000	3,908
TOTAL TELECOMMUNICATION SERVICES		16,529
UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. (a)	100,000	2,512
TOTAL COMMON STOCKS (Cost $1,436,443)		1,869,278
Convertible Preferred Stocks - 0.3%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (e)	2,400	0
UTILITIES - 0.3%
Electric Utilities - 0.3%
TXU Corp. 8.125% PRIDES (Cost $10,041)	200,000	6,475
Convertible Bonds - 2.1%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (d)	$ 7,500	$ 11,625
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	3,000	2,629
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (d)	2,500	1,950
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.1%
Natural MicroSystems Corp. 5% 10/15/05	12,830	11,804
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	8,950
		20,754
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	404	364
8.25% 6/15/06	1,968	1,889
		2,253
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	2,000	1,020
TOTAL INFORMATION TECHNOLOGY		24,027
TOTAL CONVERTIBLE BONDS (Cost $30,459)		40,231
Money Market Funds - 2.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	9,946,134	$ 9,946
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	38,182,760	38,183
TOTAL MONEY MARKET FUNDS (Cost $48,129)		48,129
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,525,072)		1,964,113
NET OTHER ASSETS - (2.1)%		(40,356)
NET ASSETS - 100%		$ 1,923,757
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,575,000 or 0.7% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Japan	2.7%
Bermuda	2.7%
Netherlands	2.6%
Taiwan	1.8%
Sweden	1.0%
Others (individually less than 1%)	2.2%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $651,869,000 and $421,440,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $193,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $14,627,000. The weighted average interest rate was 1.15%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2003, the fund had a capital loss carryforward of approximately $55,069,000 all of which will expire on November 30, 2010.
The fund intends to elect to defer to its fiscal year ending November 30, 2004 approximately $27,043,000 of losses recognized during the period November 1, 2003 to November 30, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $36,785) (cost $1,525,072) - See accompanying schedule		$ 1,964,113
Receivable for investments sold		31
Receivable for fund shares sold		3,323
Dividends receivable		1,141
Interest receivable		519
Prepaid expenses		7
Other receivables		160
Total assets		1,969,294

Liabilities
Payable for investments purchased	$ 3,387
Payable for fund shares redeemed	1,770
Accrued management fee	904
Distribution fees payable	827
Other affiliated payables	414
Other payables and accrued expenses	52
Collateral on securities loaned, at value	38,183
Total liabilities		45,537

Net Assets		$ 1,923,757
Net Assets consist of:
Paid in capital		$ 1,560,851
Undistributed net investment income		3,788
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,935)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		439,053
Net Assets		$ 1,923,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($238,279 ÷ 7,699 shares)	$ 30.95

Maximum offering price per share (100/94.25 of $30.95)	$ 32.84
Class T: Net Asset Value and redemption price per share ($1,127,112 ÷ 35,609 shares)	$ 31.65

Maximum offering price per share (100/96.50 of $31.65)	$ 32.80
Class B: Net Asset Value and offering price per share ($289,525 ÷ 9,575 shares) A	$ 30.24

Initial Class: Net Asset Value, offering price and redemption price per share ($21,875 ÷ 666.8 shares)	$ 32.81

Class C: Net Asset Value and offering price per share ($106,261 ÷ 3,534 shares) A	$ 30.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($140,705 ÷ 4,404.5 shares)	$ 31.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends (including $47 received from affiliated issuers)		$ 7,452
Interest		3,054
Security lending		319
Total income		10,825

Expenses
Management fee	$ 7,532
Transfer agent fees	3,838
Distribution fees	7,099
Accounting and security lending fees	326
Non-interested trustees' compensation	7
Custodian fees and expenses	59
Registration fees	128
Audit	54
Legal	10
Interest	4
Miscellaneous	21
Total expenses before reductions	19,078
Expense reductions	(379)	18,699
Net investment income (loss)		(7,874)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $393 on sales of investments in affiliated issuers)	(13,488)
Foreign currency transactions	(29)
Total net realized gain (loss)		(13,517)
Change in net unrealized appreciation (depreciation) on: Investment securities	530,942
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		530,953
Net gain (loss)		517,436
Net increase (decrease) in net assets resulting from operations		$ 509,562

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,874)	$ (2,161)
Net realized gain (loss)	(13,517)	(66,029)
Change in net unrealized appreciation (depreciation)	530,953	(118,277)
Net increase (decrease) in net assets resulting from operations	509,562	(186,467)
Distributions to shareholders from net realized gain	-	(6,543)
Share transactions - net increase (decrease)	244,859	346,876
Total increase (decrease) in net assets	754,421	153,866

Net Assets
Beginning of period	1,169,336	1,015,470
End of period (including undistributed net investment income of $3,788 and undistributed net investment income of $3,427, respectively)	$ 1,923,757	$ 1,169,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.74	$ 24.77	$ 23.42	$ 26.76	$ 23.89
Income from Investment Operations
Net investment income (loss) C	(.08)	.02 E	(.10)	(.06)	(.10)
Net realized and unrealized gain (loss)	9.29	(2.82) E	2.75	2.46	4.15
Total from investment operations	9.21	(2.80)	2.65	2.40	4.05
Distributions from net realized gain	-	(.23)	(1.30)	(5.74)	(1.18)
Net asset value, end of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Total Return A,B	42.36%	(11.46)%	11.90%	11.18%	17.62%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of voluntary waivers, if any	1.21%	1.24%	1.17%	1.01%	1.10%
Expenses net of all reductions	1.18%	1.17%	1.16%	1.00%	1.08%
Net investment income (loss)	(.35)%	.07% E	(.39)%	(.26)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 238	$ 129	$ 89	$ 20	$ 8
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.28	$ 25.36	$ 23.91	$ 27.13	$ 24.23
Income from Investment Operations
Net investment income (loss) C	(.13)	(.03) E	(.15)	(.10)	(.12)
Net realized and unrealized gain (loss)	9.50	(2.90) E	2.81	2.52	4.20
Total from investment operations	9.37	(2.93)	2.66	2.42	4.08
Distributions from net realized gain	-	(.15)	(1.21)	(5.64)	(1.18)
Net asset value, end of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Total Return A,B	42.06%	(11.66)%	11.65%	11.03%	17.49%
Ratios to Average Net Assets D
Expenses before expense reductions	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of voluntary waivers, if any	1.41%	1.42%	1.36%	1.15%	1.18%
Expenses net of all reductions	1.38%	1.35%	1.34%	1.14%	1.16%
Net investment income (loss)	(.54)%	(.12)% E	(.58)%	(.40)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 710	$ 667	$ 403	$ 393
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 24.45	$ 23.08	$ 26.36	$ 23.69
Income from Investment Operations
Net investment income (loss) C	(.27)	(.16) E	(.28)	(.22)	(.26)
Net realized and unrealized gain (loss)	9.09	(2.80) E	2.71	2.44	4.11
Total from investment operations	8.82	(2.96)	2.43	2.22	3.85
Distributions from net realized gain	-	(.07)	(1.06)	(5.50)	(1.18)
Net asset value, end of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Total Return A,B	41.18%	(12.16)%	10.97%	10.42%	16.89%
Ratios to Average Net Assets D
Expenses before expense reductions	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of voluntary waivers, if any	2.04%	2.03%	1.93%	1.70%	1.72%
Expenses net of all reductions	2.01%	1.97%	1.92%	1.69%	1.70%
Net investment income (loss)	(1.17)%	(.73)% E	(1.16)%	(.95)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 290	$ 196	$ 172	$ 87	$ 92
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	9.04	(2.78) H	(1.91)
Total from investment operations	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	(.25)	-
Net asset value, end of period	$ 30.07	$ 21.29	$ 24.47
Total Return B,C,D	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 106	$ 53	$ 21
Portfolio turnover rate	32%	49%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.95	$ 26.05	$ 24.53	$ 27.74	$ 24.61
Income from Investment Operations
Net investment income (loss) B	.02	.12 D	- E	.04	.02
Net realized and unrealized gain (loss)	9.84	(2.96) D	2.86	2.56	4.29
Total from investment operations	9.86	(2.84)	2.86	2.60	4.31
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	(.26)	(1.32)	(5.81)	(1.18)
Total distributions	-	(.26)	(1.34)	(5.81)	(1.18)
Net asset value, end of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Total Return A	42.96%	(11.06)%	12.26%	11.62%	18.18%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.80%	.79%	.59%	.63%
Expenses net of voluntary waivers, if any	.79%	.80%	.79%	.59%	.63%
Expenses net of all reductions	.76%	.73%	.77%	.58%	.61%
Net investment income (loss)	.08%	.50% D	(.01)%	.16%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 16	$ 19	$ 19	$ 19
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.36	$ 25.42	$ 23.96	$ 27.21	$ 24.17
Income from Investment Operations
Net investment income (loss) B	.01	.10 D	(.02)	.03	.01
Net realized and unrealized gain (loss)	9.58	(2.89) D	2.83	2.51	4.21
Total from investment operations	9.59	(2.79)	2.81	2.54	4.22
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(.27)	(1.32)	(5.79)	(1.18)
Total distributions	-	(.27)	(1.35)	(5.79)	(1.18)
Net asset value, end of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Total Return A	42.89%	(11.15)%	12.35%	11.61%	18.14%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.87%	.84%	.63%	.65%
Expenses net of voluntary waivers, if any	.83%	.87%	.84%	.63%	.65%
Expenses net of all reductions	.81%	.80%	.83%	.62%	.63%
Net investment income (loss)	.03%	.44% D	(.06)%	.12%	.05%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 65	$ 47	$ 11	$ 4
Portfolio turnover rate	32%	49%	31%	48%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 587,822
Unrealized depreciation	(142,805)
Net unrealized appreciation (depreciation)	445,017
Capital loss carryforward	(55,069)
Cost for federal income tax purposes	$ 1,519,096

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ -	$ 6,543

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 401	$ 5	$ 21
Class T	.26%	.25%	3,986	35	110
Class B	.75%	.25%	2,068	1,551	-
Class C	.75%	.25%	644	218	-
			$ 7,099	$ 1,809	$ 131

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135
Class T	81
Class B *	598
Class C *	14
$ 828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 487.32
Class T	2,069.27
Class B	851.41
Class C	238.37
Initial Class	26.16
Institutional Class	167.21
	$ 3,838

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $90 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 248
Class A	21	-
Class T	110	-
	$ 131	$ 248

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2003	2002
From net realized gain
Class A	$ -	$ 919
Class T	-	4,131
Class B	-	515
Initial Class	-	190
Class C	-	260
Institutional Class	-	528
Total	$ -	$ 6,543

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	4,857	4,348	$ 120,670	$ 102,986
Reinvestment of distributions	-	33	-	855
Shares redeemed	(3,114)	(2,027)	(73,451)	(44,672)
Net increase (decrease)	1,743	2,354	$ 47,219	$ 59,169
Class T
Shares sold	15,218	16,787	$ 387,183	$ 412,757
Reinvestment of distributions	-	140	-	3,778
Shares redeemed	(11,459)	(11,400)	(272,430)	(256,350)
Net increase (decrease)	3,759	5,527	$ 114,753	$ 160,185
Class B
Shares sold	2,336	5,798	$ 55,976	$ 139,010
Reinvestment of distributions	-	17	-	465
Shares redeemed	(1,908)	(3,694)	(40,736)	(80,435)
Net increase (decrease)	428	2,121	$ 15,240	$ 59,040
Initial Class
Shares sold	20	9	$ 576	$ 234
Reinvestment of distributions	-	6	-	167
Shares redeemed	(47)	(52)	(1,062)	(1,203)
Net increase (decrease)	(27)	(37)	$ (486)	$ (802)
Class C
Shares sold	1,843	2,839	$ 45,030	$ 66,536
Reinvestment of distributions	-	10	-	246
Shares redeemed	(794)	(1,230)	(17,483)	(27,408)
Net increase (decrease)	1,049	1,619	$ 27,547	$ 39,374
Institutional Class
Shares sold	4,006	2,411	$ 105,621	$ 59,781
Reinvestment of distributions	-	16	-	417
Shares redeemed	(2,529)	(1,338)	(65,035)	(30,288)
Net increase (decrease)	1,477	1,089	$ 40,586	$ 29,910

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Actuate Corp.	$ 2,468	$ -	$ -	$ 12,521
Big Dog Holdings, Inc.	-	-	-	3,892
Hall Kinion & Associates, Inc.	328	-	-	2,917
Hi/fn, Inc.	3,721	-	-	9,918
Maxwell Shoe Co., Inc. Class A	-	-	-	23,208
Performance Technologies, Inc.	-	-	-	16,500
TB Wood's Corp.	-	-	47	2,041
THQ, Inc.	8,148	-	-	39,581
Take-Two Interactive Software, Inc.	3,330	585	-	73,800
Terayon Communication Systems, Inc.	4,740	-	-	42,557
Vignette Corp.	12,320	-	-	43,589
WMS Industries, Inc.	239	3,416	-	61,445
TOTALS	$ 35,294	$ 4,001	$ 47	$ 331,969

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).
Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the
Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,
Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (42)

Year of Election or Appointment: 1996

Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Value Strategies. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value Strategies. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	5.80%	-0.55%	6.02%
Class T (incl. 3.50% sales charge)	8.03%	-0.32%	6.15%
Class B (incl. contingent deferred sales charge) B	6.38%	-0.54%	6.14%
Class C (incl. contingent deferred sales charge) C	10.36%	-0.11%	6.14%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 12.25%, 11.95%, 11.38% and 11.36%, respectively, while the S&P 500® and the LipperSM Growth & Income Funds Average returned 15.09% and 15.58%, respectively. Weak sector positioning more than offset good stock picking overall. Most of the shortfall versus the index came during the second half of the period amid a strong speculative rally in cyclical- and growth-oriented segments of the market. Shying away from technology stocks hurt a lot as the sector took off early in the spring and never looked back. Unfortunately, I wasn't able to generate enough excess returns elsewhere in the fund to make up for not owning top-performing tech names in the index such as Intel. Another drag was overweighting weak telecommunication services stocks - most notably BellSouth - and retailers such as Kohl's. On the plus side, we had some solid picks in media, where our collective holdings beat those in the index by a wide margin. Large stakes in satellite broadcaster EchoStar and ad giant Omnicom Group led the way here. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting lagging drug stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicom Group, Inc.	5.8	6.2
Morgan Stanley	5.3	4.9
Gillette Co.	5.3	5.6
BellSouth Corp.	4.9	4.9
EchoStar Communications Corp. Class A	4.9	4.2
Wells Fargo & Co.	4.5	4.1
Merrill Lynch & Co., Inc.	3.6	4.2
Wal-Mart Stores, Inc.	3.4	3.5
Microsoft Corp.	3.1	3.1
Exxon Mobil Corp.	2.6	2.8
	43.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	21.1
Consumer Discretionary	18.9	18.5
Consumer Staples	17.8	16.5
Telecommunication Services	7.7	8.3
Industrials	6.3	7.1
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 87.8%		Stocks 87.7%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 12.2%		Short-Term Investments and Net Other Assets 12.3%
* Foreign investments	3.1%	** Foreign investments	1.5%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.9%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	141,200	$ 4,867
Household Durables - 0.1%
Garmin Ltd.	34,900	1,955
Media - 14.6%
Comcast Corp. Class A (special) (a)	352,600	10,631
E.W. Scripps Co. Class A	457,000	42,071
EchoStar Communications Corp. Class A (a)	2,516,355	86,764
News Corp. Ltd. ADR	309,200	10,590
Omnicom Group, Inc.	1,309,000	104,276
Pegasus Communications Corp. Class A (a)	181,840	3,650
Tribune Co.	57,800	2,824
Washington Post Co. Class B	100	80
		260,886
Multiline Retail - 2.4%
Dollar Tree Stores, Inc. (a)	279,300	8,868
Kohl's Corp. (a)	678,400	32,780
Nordstrom, Inc.	38,400	1,325
		42,973
Specialty Retail - 0.8%
Hollywood Entertainment Corp. (a)	998,200	13,635
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	382,100	13,377
TOTAL CONSUMER DISCRETIONARY		337,693
CONSUMER STAPLES - 17.8%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	96,200	4,985
The Coca-Cola Co.	356,500	16,577
		21,562
Food & Staples Retailing - 5.1%
Sysco Corp.	241,900	8,786
Wal-Mart Stores, Inc.	1,096,300	60,998
Walgreen Co.	593,800	21,858
		91,642
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 1.1%
McCormick & Co., Inc. (non-vtg.)	561,700	$ 16,115
Unilever PLC sponsored ADR	116,100	4,091
		20,206
Household Products - 3.9%
Colgate-Palmolive Co.	855,300	44,903
Kimberly-Clark Corp.	466,300	25,283
		70,186
Personal Products - 5.3%
Gillette Co.	2,777,400	93,682
Tobacco - 1.2%
Altria Group, Inc.	393,600	20,467
TOTAL CONSUMER STAPLES		317,745
ENERGY - 3.5%
Oil & Gas - 3.5%
BP PLC sponsored ADR	383,700	16,380
Exxon Mobil Corp.	1,286,906	46,547
		62,927
FINANCIALS - 20.9%
Capital Markets - 11.3%
Goldman Sachs Group, Inc.	445,500	42,804
Merrill Lynch & Co., Inc.	1,145,400	65,001
Morgan Stanley	1,695,800	93,744
		201,549
Commercial Banks - 5.2%
Bank One Corp.	274,100	11,885
Wells Fargo & Co.	1,411,100	80,898
		92,783
Consumer Finance - 0.7%
American Express Co.	302,900	13,846
Insurance - 3.3%
Allstate Corp.	371,400	14,997
American International Group, Inc.	541,030	31,353
PartnerRe Ltd.	166,600	9,283
Travelers Property Casualty Corp. Class B	207,600	3,239
		58,872
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.4%
Equity Office Properties Trust	243,600	$ 6,755
TOTAL FINANCIALS		373,805
HEALTH CARE - 6.0%
Biotechnology - 2.3%
Amgen, Inc. (a)	720,200	41,419
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	182,600	10,622
Medtronic, Inc.	290,600	13,135
		23,757
Pharmaceuticals - 2.4%
Allergan, Inc.	144,700	10,813
Pfizer, Inc.	937,650	31,458
		42,271
TOTAL HEALTH CARE		107,447
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.8%
EADS NV	173,000	3,774
Lockheed Martin Corp.	175,300	8,053
Northrop Grumman Corp.	124,700	11,551
United Technologies Corp.	91,800	7,867
		31,245
Airlines - 1.5%
Continental Airlines, Inc. Class B (a)	893,700	16,668
Northwest Airlines Corp. (a)	446,500	5,898
Southwest Airlines Co.	270,900	4,871
		27,437
Building Products - 0.2%
American Standard Companies, Inc. (a)	37,900	3,779
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	133,300	7,342
Industrial Conglomerates - 1.7%
General Electric Co.	1,035,400	29,685
Machinery - 0.1%
Illinois Tool Works, Inc.	19,400	1,515
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.6%
Union Pacific Corp.	171,400	$ 10,915
TOTAL INDUSTRIALS		111,918
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	1,404,900	31,835
Foundry Networks, Inc. (a)	400	11
Nokia Corp. sponsored ADR	41,000	737
		32,583
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	20,600	1,594
IT Services - 0.7%
Paychex, Inc.	344,200	13,241
Software - 3.1%
Microsoft Corp.	2,158,400	55,471
TOTAL INFORMATION TECHNOLOGY		102,889
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	38,800	2,269
Praxair, Inc.	3,600	258
		2,527
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 7.7%
BellSouth Corp.	3,382,300	88,041
SBC Communications, Inc.	948,400	22,079
Verizon Communications, Inc.	839,100	27,497
		137,617
UTILITIES - 0.9%
Electric Utilities - 0.9%
Entergy Corp.	286,600	15,150
FPL Group, Inc.	4,000	254
		15,404
TOTAL COMMON STOCKS (Cost $1,464,666)		1,569,972
Money Market Funds - 13.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	238,863,189	$ 238,863
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	5,333,550	5,334
TOTAL MONEY MARKET FUNDS (Cost $244,197)		244,197
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,708,863)		1,814,169
NET OTHER ASSETS - (1.5)%		(27,119)
NET ASSETS - 100%		$ 1,787,050
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $353,813,000 and $301,137,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,000 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $323,263,000 of which $2,496,000, $11,476,000, $18,763,000, $216,912,000 and $73,616,000 will expire on November 30, 2006, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $5,377) (cost $1,708,863) - See accompanying schedule		$ 1,814,169
Receivable for investments sold		62
Receivable for fund shares sold		1,679
Dividends receivable		2,219
Interest receivable		233
Prepaid expenses		8
Other receivables		36
Total assets		1,818,406

Liabilities
Payable for investments purchased	$ 20,814
Payable for fund shares redeemed	3,135
Accrued management fee	710
Distribution fees payable	874
Other affiliated payables	454
Other payables and accrued expenses	35
Collateral on securities loaned, at value	5,334
Total liabilities		31,356

Net Assets		$ 1,787,050
Net Assets consist of:
Paid in capital		$ 2,003,181
Undistributed net investment income		3,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(325,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,306
Net Assets		$ 1,787,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($143,761 ÷ 9,323 shares)	$ 15.42

Maximum offering price per share (100/94.25 of $15.42)	$ 16.36
Class T: Net Asset Value and redemption price per share ($878,225 ÷ 57,438 shares)	$ 15.29

Maximum offering price per share (100/96.50 of $15.29)	$ 15.84
Class B: Net Asset Value and offering price per share ($372,158 ÷ 25,003 shares) A	$ 14.88

Class C: Net Asset Value and offering price per share ($202,021 ÷ 13,556 shares) A	$ 14.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($190,885 ÷ 12,273 shares)	$ 15.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 23,633
Interest		3,148
Security lending		32
Total income		26,813

Expenses
Management fee	$ 7,788
Transfer agent fees	4,830
Distribution fees	9,808
Accounting and security lending fees	362
Non-interested trustees' compensation	7
Custodian fees and expenses	19
Registration fees	85
Audit	53
Legal	9
Miscellaneous	27
Total expenses before reductions	22,988
Expense reductions	(80)	22,908
Net investment income (loss)		3,905
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		34,384
Change in net unrealized appreciation (depreciation) on investment securities		143,364
Net gain (loss)		177,748
Net increase (decrease) in net assets resulting from operations		$ 181,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,905	$ 4,590
Net realized gain (loss)	34,384	(60,796)
Change in net unrealized appreciation (depreciation)	143,364	(230,474)
Net increase (decrease) in net assets resulting from operations	181,653	(286,680)
Distributions to shareholders from net investment income	(4,752)	(287)
Share transactions - net increase (decrease)	38,081	(279,356)
Total increase (decrease) in net assets	214,982	(566,323)

Net Assets
Beginning of period	1,572,068	2,138,391
End of period (including undistributed net investment income of $3,749 and $4,586, respectively)	$ 1,787,050	$ 1,572,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 15.94	$ 17.57	$ 18.40	$ 15.09
Income from Investment Operations
Net investment income (loss) C	.08	.09 E	.06	.02	.04
Net realized and unrealized gain (loss)	1.60	(2.20) E	(1.69)	(.85)	3.32
Total from investment operations	1.68	(2.11)	(1.63)	(.83)	3.36
Distributions from net investment income	(.09)	-	-	-	(.01)
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from capital	-	-	-	-	(.03)
Total distributions	(.09)	-	-	-	(.05)
Net asset value, end of period	$ 15.42	$ 13.83	$ 15.94	$ 17.57	$ 18.40
Total Return A,B	12.25%	(13.24)%	(9.28)%	(4.51)%	22.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.09%	1.10%	1.03%	.99%	1.04%
Expenses net of voluntary waivers, if any	1.09%	1.10%	1.03%	.99%	1.04%
Expenses net of all reductions	1.08%	1.06%	1.00%	.98%	1.03%
Net investment income (loss)	.57%	.62% E	.39%	.09%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 144	$ 120	$ 166	$ 180	$ 120
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 15.84	$ 17.50	$ 18.37	$ 15.07
Income from Investment Operations
Net investment income (loss) C	.05	.06 E	.03	(.03)	- F
Net realized and unrealized gain (loss)	1.58	(2.19) E	(1.69)	(.84)	3.32
Total from investment operations	1.63	(2.13)	(1.66)	(.87)	3.32
Distributions from net investment income	(.05)	-	-	-	(.01)
Distributions from capital	-	-	-	-	(.01)
Total distributions	(.05)	-	-	-	(.02)
Net asset value, end of period	$ 15.29	$ 13.71	$ 15.84	$ 17.50	$ 18.37
Total Return A,B	11.95%	(13.45)%	(9.49)%	(4.74)%	22.05%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.33%	1.26%	1.23%	1.27%
Expenses net of voluntary waivers, if any	1.32%	1.33%	1.26%	1.23%	1.27%
Expenses net of all reductions	1.31%	1.29%	1.24%	1.21%	1.25%
Net investment income (loss)	.35%	.39% E	.16%	(.14)%	-%
Supplemental Data
Net assets, end of period (in millions)	$ 878	$ 788	$ 1,070	$ 1,278	$ 999
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.36	$ 15.52	$ 17.24	$ 18.19	$ 14.98
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02) E	(.06)	(.13)	(.09)
Net realized and unrealized gain (loss)	1.55	(2.14) E	(1.66)	(.82)	3.30
Total from investment operations	1.52	(2.16)	(1.72)	(.95)	3.21
Net asset value, end of period	$ 14.88	$ 13.36	$ 15.52	$ 17.24	$ 18.19
Total Return A,B	11.38%	(13.92)%	(9.98)%	(5.22)%	21.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.85%	1.85%	1.78%	1.75%	1.78%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.78%	1.75%	1.78%
Expenses net of all reductions	1.85%	1.81%	1.76%	1.73%	1.76%
Net investment income (loss)	(.19)%	(.13)% E	(.37)%	(.66)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 372	$ 365	$ 523	$ 641	$ 508
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 15.53	$ 17.24	$ 18.19	$ 14.98
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01) E	(.05)	(.12)	(.08)
Net realized and unrealized gain (loss)	1.54	(2.14) E	(1.66)	(.83)	3.29
Total from investment operations	1.52	(2.15)	(1.71)	(.95)	3.21
Net asset value, end of period	$ 14.90	$ 13.38	$ 15.53	$ 17.24	$ 18.19
Total Return A,B	11.36%	(13.84)%	(9.92)%	(5.22)%	21.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.82%	1.82%	1.75%	1.72%	1.76%
Expenses net of voluntary waivers, if any	1.82%	1.82%	1.75%	1.72%	1.76%
Expenses net of all reductions	1.81%	1.78%	1.73%	1.71%	1.75%
Net investment income (loss)	(.16)%	(.10)% E	(.33)%	(.64)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 194	$ 281	$ 365	$ 253
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 16.08	$ 17.66	$ 18.44	$ 15.10
Income from Investment Operations
Net investment income (loss) B	.13	.14 D	.12	.08	.09
Net realized and unrealized gain (loss)	1.61	(2.21) D	(1.70)	(.86)	3.33
Total from investment operations	1.74	(2.07)	(1.58)	(.78)	3.42
Distributions from net investment income	(.15)	(.05)	-	-	(.01)
Distributions in excess of net investment income	-	-	-	-	(.02)
Distributions from capital	-	-	-	-	(.05)
Total distributions	(.15)	(.05)	-	-	(.08)
Net asset value, end of period	$ 15.55	$ 13.96	$ 16.08	$ 17.66	$ 18.44
Total Return A	12.64%	(12.95)%	(8.95)%	(4.23)%	22.71%
Ratios to Average Net Assets C
Expenses before expense reductions	.72%	.73%	.69%	.69%	.74%
Expenses net of voluntary waivers, if any	.72%	.73%	.69%	.69%	.74%
Expenses net of all reductions	.72%	.69%	.67%	.68%	.72%
Net investment income (loss)	.94%	.98% D	.72%	.39%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 191	$ 104	$ 98	$ 118	$ 131
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 203,948
Unrealized depreciation	(100,566)
Net unrealized appreciation (depreciation)	103,382
Undistributed ordinary income	3,749
Capital loss carryforward	(323,263)

Cost for federal income tax purposes	$ 1,710,787

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 4,752	$ 287

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 322	$ -	$ 6
Class T	.25%	.25%	4,057	51	41
Class B	.75%	.25%	3,542	2,657	-
Class C	.75%	.25%	1,887	72	-
			$ 9,808	$ 2,780	$ 47

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109
Class T	63
Class B*	1,006
Class C*	13
$ 1,191

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 403.32
Class T	2,370.29
Class B	1,189.34
Class C	573.30
Institutional Class	295.20
	$ 4,830

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,510 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 33
Class A	6	-
Class T	41	-
	$ 47	$ 33

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 783	$ -
Class T	2,857	-
Institutional Class	1,112	287
Total	$ 4,752	$ 287

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,665	2,093	$ 38,368	$ 31,021
Reinvestment of distributions	54	-	722	-
Shares redeemed	(2,107)	(3,765)	(29,861)	(54,705)
Net increase (decrease)	612	(1,672)	$ 9,229	$ (23,684)
Class T
Shares sold	14,581	12,943	$ 206,621	$ 189,408
Reinvestment of distributions	204	-	2,700	-
Shares redeemed	(14,815)	(23,065)	(206,868)	(330,455)
Net increase (decrease)	(30)	(10,122)	$ 2,453	$ (141,047)
Class B
Shares sold	2,818	2,678	$ 39,028	$ 38,436
Shares redeemed	(5,155)	(9,067)	(69,328)	(125,194)
Net increase (decrease)	(2,337)	(6,389)	$ (30,300)	$ (86,758)
Class C
Shares sold	2,414	2,471	$ 33,659	$ 35,760
Shares redeemed	(3,373)	(6,067)	(45,433)	(84,646)
Net increase (decrease)	(959)	(3,596)	$ (11,774)	$ (48,886)
Institutional Class
Shares sold	7,592	3,545	$ 107,531	$ 52,211
Reinvestment of distributions	64	14	852	233
Shares redeemed	(2,849)	(2,180)	(39,910)	(31,425)
Net increase (decrease)	4,807	1,379	$ 68,473	$ 21,019

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (41)

Year of Election or Appointment: 2002

Vice President of Advisor Growth & Income. Mr. Salemy is also Vice President of other funds advised funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Growth & Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAI-UANN-0104
1.786687.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fundA
Institutional Class	12.64%	0.97%	7.28%

A From December 31, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

During the past year, the fund's Institutional Class shares rose 12.64%, while the S&P 500® and the LipperSM Growth & Income Funds Average returned 15.09% and 15.58%, respectively. Weak sector positioning more than offset good stock picking overall. Most of the shortfall versus the index came during the second half of the period amid a strong speculative rally in cyclical- and growth-oriented segments of the market. Shying away from technology stocks hurt a lot as the sector took off early in the spring and never looked back. Unfortunately, I wasn't able to generate enough excess returns elsewhere in the fund to make up for not owning top-performing tech names in the index such as Intel. Another drag was overweighting weak telecommunication services stocks - most notably BellSouth - and retailers such as Kohl's. On the plus side, we had some solid picks in media, where our collective holdings beat those in the index by a wide margin. Large stakes in satellite broadcaster EchoStar and ad giant Omnicom Group led the way here. Favoring market-sensitive financials such as Merrill Lynch also helped, as did underweighting lagging drug stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicom Group, Inc.	5.8	6.2
Morgan Stanley	5.3	4.9
Gillette Co.	5.3	5.6
BellSouth Corp.	4.9	4.9
EchoStar Communications Corp. Class A	4.9	4.2
Wells Fargo & Co.	4.5	4.1
Merrill Lynch & Co., Inc.	3.6	4.2
Wal-Mart Stores, Inc.	3.4	3.5
Microsoft Corp.	3.1	3.1
Exxon Mobil Corp.	2.6	2.8
	43.4
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	21.1
Consumer Discretionary	18.9	18.5
Consumer Staples	17.8	16.5
Telecommunication Services	7.7	8.3
Industrials	6.3	7.1
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 87.8%		Stocks 87.7%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 12.2%		Short-Term Investments and Net Other Assets 12.3%
* Foreign investments	3.1%	** Foreign investments	1.5%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.9%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	141,200	$ 4,867
Household Durables - 0.1%
Garmin Ltd.	34,900	1,955
Media - 14.6%
Comcast Corp. Class A (special) (a)	352,600	10,631
E.W. Scripps Co. Class A	457,000	42,071
EchoStar Communications Corp. Class A (a)	2,516,355	86,764
News Corp. Ltd. ADR	309,200	10,590
Omnicom Group, Inc.	1,309,000	104,276
Pegasus Communications Corp. Class A (a)	181,840	3,650
Tribune Co.	57,800	2,824
Washington Post Co. Class B	100	80
		260,886
Multiline Retail - 2.4%
Dollar Tree Stores, Inc. (a)	279,300	8,868
Kohl's Corp. (a)	678,400	32,780
Nordstrom, Inc.	38,400	1,325
		42,973
Specialty Retail - 0.8%
Hollywood Entertainment Corp. (a)	998,200	13,635
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	382,100	13,377
TOTAL CONSUMER DISCRETIONARY		337,693
CONSUMER STAPLES - 17.8%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	96,200	4,985
The Coca-Cola Co.	356,500	16,577
		21,562
Food & Staples Retailing - 5.1%
Sysco Corp.	241,900	8,786
Wal-Mart Stores, Inc.	1,096,300	60,998
Walgreen Co.	593,800	21,858
		91,642
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 1.1%
McCormick & Co., Inc. (non-vtg.)	561,700	$ 16,115
Unilever PLC sponsored ADR	116,100	4,091
		20,206
Household Products - 3.9%
Colgate-Palmolive Co.	855,300	44,903
Kimberly-Clark Corp.	466,300	25,283
		70,186
Personal Products - 5.3%
Gillette Co.	2,777,400	93,682
Tobacco - 1.2%
Altria Group, Inc.	393,600	20,467
TOTAL CONSUMER STAPLES		317,745
ENERGY - 3.5%
Oil & Gas - 3.5%
BP PLC sponsored ADR	383,700	16,380
Exxon Mobil Corp.	1,286,906	46,547
		62,927
FINANCIALS - 20.9%
Capital Markets - 11.3%
Goldman Sachs Group, Inc.	445,500	42,804
Merrill Lynch & Co., Inc.	1,145,400	65,001
Morgan Stanley	1,695,800	93,744
		201,549
Commercial Banks - 5.2%
Bank One Corp.	274,100	11,885
Wells Fargo & Co.	1,411,100	80,898
		92,783
Consumer Finance - 0.7%
American Express Co.	302,900	13,846
Insurance - 3.3%
Allstate Corp.	371,400	14,997
American International Group, Inc.	541,030	31,353
PartnerRe Ltd.	166,600	9,283
Travelers Property Casualty Corp. Class B	207,600	3,239
		58,872
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.4%
Equity Office Properties Trust	243,600	$ 6,755
TOTAL FINANCIALS		373,805
HEALTH CARE - 6.0%
Biotechnology - 2.3%
Amgen, Inc. (a)	720,200	41,419
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	182,600	10,622
Medtronic, Inc.	290,600	13,135
		23,757
Pharmaceuticals - 2.4%
Allergan, Inc.	144,700	10,813
Pfizer, Inc.	937,650	31,458
		42,271
TOTAL HEALTH CARE		107,447
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.8%
EADS NV	173,000	3,774
Lockheed Martin Corp.	175,300	8,053
Northrop Grumman Corp.	124,700	11,551
United Technologies Corp.	91,800	7,867
		31,245
Airlines - 1.5%
Continental Airlines, Inc. Class B (a)	893,700	16,668
Northwest Airlines Corp. (a)	446,500	5,898
Southwest Airlines Co.	270,900	4,871
		27,437
Building Products - 0.2%
American Standard Companies, Inc. (a)	37,900	3,779
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	133,300	7,342
Industrial Conglomerates - 1.7%
General Electric Co.	1,035,400	29,685
Machinery - 0.1%
Illinois Tool Works, Inc.	19,400	1,515
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.6%
Union Pacific Corp.	171,400	$ 10,915
TOTAL INDUSTRIALS		111,918
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	1,404,900	31,835
Foundry Networks, Inc. (a)	400	11
Nokia Corp. sponsored ADR	41,000	737
		32,583
Computers & Peripherals - 0.1%
Lexmark International, Inc. Class A (a)	20,600	1,594
IT Services - 0.7%
Paychex, Inc.	344,200	13,241
Software - 3.1%
Microsoft Corp.	2,158,400	55,471
TOTAL INFORMATION TECHNOLOGY		102,889
MATERIALS - 0.1%
Chemicals - 0.1%
PPG Industries, Inc.	38,800	2,269
Praxair, Inc.	3,600	258
		2,527
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 7.7%
BellSouth Corp.	3,382,300	88,041
SBC Communications, Inc.	948,400	22,079
Verizon Communications, Inc.	839,100	27,497
		137,617
UTILITIES - 0.9%
Electric Utilities - 0.9%
Entergy Corp.	286,600	15,150
FPL Group, Inc.	4,000	254
		15,404
TOTAL COMMON STOCKS (Cost $1,464,666)		1,569,972
Money Market Funds - 13.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.09% (b)	238,863,189	$ 238,863
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	5,333,550	5,334
TOTAL MONEY MARKET FUNDS (Cost $244,197)		244,197
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,708,863)		1,814,169
NET OTHER ASSETS - (1.5)%		(27,119)
NET ASSETS - 100%		$ 1,787,050
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $353,813,000 and $301,137,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,000 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $323,263,000 of which $2,496,000, $11,476,000, $18,763,000, $216,912,000 and $73,616,000 will expire on November 30, 2006, 2007, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $5,377) (cost $1,708,863) - See accompanying schedule		$ 1,814,169
Receivable for investments sold		62
Receivable for fund shares sold		1,679
Dividends receivable		2,219
Interest receivable		233
Prepaid expenses		8
Other receivables		36
Total assets		1,818,406

Liabilities
Payable for investments purchased	$ 20,814
Payable for fund shares redeemed	3,135
Accrued management fee	710
Distribution fees payable	874
Other affiliated payables	454
Other payables and accrued expenses	35
Collateral on securities loaned, at value	5,334
Total liabilities		31,356

Net Assets		$ 1,787,050
Net Assets consist of:
Paid in capital		$ 2,003,181
Undistributed net investment income		3,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(325,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,306
Net Assets		$ 1,787,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($143,761 ÷ 9,323 shares)	$ 15.42

Maximum offering price per share (100/94.25 of $15.42)	$ 16.36
Class T: Net Asset Value and redemption price per share ($878,225 ÷ 57,438 shares)	$ 15.29

Maximum offering price per share (100/96.50 of $15.29)	$ 15.84
Class B: Net Asset Value and offering price per share ($372,158 ÷ 25,003 shares) A	$ 14.88

Class C: Net Asset Value and offering price per share ($202,021 ÷ 13,556 shares) A	$ 14.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($190,885 ÷ 12,273 shares)	$ 15.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2003

Investment Income
Dividends		$ 23,633
Interest		3,148
Security lending		32
Total income		26,813

Expenses
Management fee	$ 7,788
Transfer agent fees	4,830
Distribution fees	9,808
Accounting and security lending fees	362
Non-interested trustees' compensation	7
Custodian fees and expenses	19
Registration fees	85
Audit	53
Legal	9
Miscellaneous	27
Total expenses before reductions	22,988
Expense reductions	(80)	22,908
Net investment income (loss)		3,905
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		34,384
Change in net unrealized appreciation (depreciation) on investment securities		143,364
Net gain (loss)		177,748
Net increase (decrease) in net assets resulting from operations		$ 181,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,905	$ 4,590
Net realized gain (loss)	34,384	(60,796)
Change in net unrealized appreciation (depreciation)	143,364	(230,474)
Net increase (decrease) in net assets resulting from operations	181,653	(286,680)
Distributions to shareholders from net investment income	(4,752)	(287)
Share transactions - net increase (decrease)	38,081	(279,356)
Total increase (decrease) in net assets	214,982	(566,323)

Net Assets
Beginning of period	1,572,068	2,138,391
End of period (including undistributed net investment income of $3,749 and $4,586, respectively)	$ 1,787,050	$ 1,572,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 15.94	$ 17.57	$ 18.40	$ 15.09
Income from Investment Operations
Net investment income (loss) C	.08	.09 E	.06	.02	.04
Net realized and unrealized gain (loss)	1.60	(2.20) E	(1.69)	(.85)	3.32
Total from investment operations	1.68	(2.11)	(1.63)	(.83)	3.36
Distributions from net investment income	(.09)	-	-	-	(.01)
Distributions in excess of net investment income	-	-	-	-	(.01)
Distributions from capital	-	-	-	-	(.03)
Total distributions	(.09)	-	-	-	(.05)
Net asset value, end of period	$ 15.42	$ 13.83	$ 15.94	$ 17.57	$ 18.40
Total Return A,B	12.25%	(13.24)%	(9.28)%	(4.51)%	22.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.09%	1.10%	1.03%	.99%	1.04%
Expenses net of voluntary waivers, if any	1.09%	1.10%	1.03%	.99%	1.04%
Expenses net of all reductions	1.08%	1.06%	1.00%	.98%	1.03%
Net investment income (loss)	.57%	.62% E	.39%	.09%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 144	$ 120	$ 166	$ 180	$ 120
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 15.84	$ 17.50	$ 18.37	$ 15.07
Income from Investment Operations
Net investment income (loss) C	.05	.06 E	.03	(.03)	- F
Net realized and unrealized gain (loss)	1.58	(2.19) E	(1.69)	(.84)	3.32
Total from investment operations	1.63	(2.13)	(1.66)	(.87)	3.32
Distributions from net investment income	(.05)	-	-	-	(.01)
Distributions from capital	-	-	-	-	(.01)
Total distributions	(.05)	-	-	-	(.02)
Net asset value, end of period	$ 15.29	$ 13.71	$ 15.84	$ 17.50	$ 18.37
Total Return A,B	11.95%	(13.45)%	(9.49)%	(4.74)%	22.05%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.33%	1.26%	1.23%	1.27%
Expenses net of voluntary waivers, if any	1.32%	1.33%	1.26%	1.23%	1.27%
Expenses net of all reductions	1.31%	1.29%	1.24%	1.21%	1.25%
Net investment income (loss)	.35%	.39% E	.16%	(.14)%	-%
Supplemental Data
Net assets, end of period (in millions)	$ 878	$ 788	$ 1,070	$ 1,278	$ 999
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.36	$ 15.52	$ 17.24	$ 18.19	$ 14.98
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02) E	(.06)	(.13)	(.09)
Net realized and unrealized gain (loss)	1.55	(2.14) E	(1.66)	(.82)	3.30
Total from investment operations	1.52	(2.16)	(1.72)	(.95)	3.21
Net asset value, end of period	$ 14.88	$ 13.36	$ 15.52	$ 17.24	$ 18.19
Total Return A,B	11.38%	(13.92)%	(9.98)%	(5.22)%	21.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.85%	1.85%	1.78%	1.75%	1.78%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.78%	1.75%	1.78%
Expenses net of all reductions	1.85%	1.81%	1.76%	1.73%	1.76%
Net investment income (loss)	(.19)%	(.13)% E	(.37)%	(.66)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$ 372	$ 365	$ 523	$ 641	$ 508
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 15.53	$ 17.24	$ 18.19	$ 14.98
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01) E	(.05)	(.12)	(.08)
Net realized and unrealized gain (loss)	1.54	(2.14) E	(1.66)	(.83)	3.29
Total from investment operations	1.52	(2.15)	(1.71)	(.95)	3.21
Net asset value, end of period	$ 14.90	$ 13.38	$ 15.53	$ 17.24	$ 18.19
Total Return A,B	11.36%	(13.84)%	(9.92)%	(5.22)%	21.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.82%	1.82%	1.75%	1.72%	1.76%
Expenses net of voluntary waivers, if any	1.82%	1.82%	1.75%	1.72%	1.76%
Expenses net of all reductions	1.81%	1.78%	1.73%	1.71%	1.75%
Net investment income (loss)	(.16)%	(.10)% E	(.33)%	(.64)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 202	$ 194	$ 281	$ 365	$ 253
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 16.08	$ 17.66	$ 18.44	$ 15.10
Income from Investment Operations
Net investment income (loss) B	.13	.14 D	.12	.08	.09
Net realized and unrealized gain (loss)	1.61	(2.21) D	(1.70)	(.86)	3.33
Total from investment operations	1.74	(2.07)	(1.58)	(.78)	3.42
Distributions from net investment income	(.15)	(.05)	-	-	(.01)
Distributions in excess of net investment income	-	-	-	-	(.02)
Distributions from capital	-	-	-	-	(.05)
Total distributions	(.15)	(.05)	-	-	(.08)
Net asset value, end of period	$ 15.55	$ 13.96	$ 16.08	$ 17.66	$ 18.44
Total Return A	12.64%	(12.95)%	(8.95)%	(4.23)%	22.71%
Ratios to Average Net Assets C
Expenses before expense reductions	.72%	.73%	.69%	.69%	.74%
Expenses net of voluntary waivers, if any	.72%	.73%	.69%	.69%	.74%
Expenses net of all reductions	.72%	.69%	.67%	.68%	.72%
Net investment income (loss)	.94%	.98% D	.72%	.39%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 191	$ 104	$ 98	$ 118	$ 131
Portfolio turnover rate	21%	93%	67%	97%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 203,948
Unrealized depreciation	(100,566)
Net unrealized appreciation (depreciation)	103,382
Undistributed ordinary income	3,749
Capital loss carryforward	(323,263)

Cost for federal income tax purposes	$ 1,710,787

The tax character of distributions paid was as follows:

	November 30, 2003	November 30, 2002
Ordinary Income	$ 4,752	$ 287

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 322	$ -	$ 6
Class T	.25%	.25%	4,057	51	41
Class B	.75%	.25%	3,542	2,657	-
Class C	.75%	.25%	1,887	72	-
			$ 9,808	$ 2,780	$ 47

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109
Class T	63
Class B*	1,006
Class C*	13
$ 1,191

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 403.32
Class T	2,370.29
Class B	1,189.34
Class C	573.30
Institutional Class	295.20
	$ 4,830

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,510 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 33
Class A	6	-
Class T	41	-
	$ 47	$ 33

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2003	2002
From net investment income
Class A	$ 783	$ -
Class T	2,857	-
Institutional Class	1,112	287
Total	$ 4,752	$ 287

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,665	2,093	$ 38,368	$ 31,021
Reinvestment of distributions	54	-	722	-
Shares redeemed	(2,107)	(3,765)	(29,861)	(54,705)
Net increase (decrease)	612	(1,672)	$ 9,229	$ (23,684)
Class T
Shares sold	14,581	12,943	$ 206,621	$ 189,408
Reinvestment of distributions	204	-	2,700	-
Shares redeemed	(14,815)	(23,065)	(206,868)	(330,455)
Net increase (decrease)	(30)	(10,122)	$ 2,453	$ (141,047)
Class B
Shares sold	2,818	2,678	$ 39,028	$ 38,436
Shares redeemed	(5,155)	(9,067)	(69,328)	(125,194)
Net increase (decrease)	(2,337)	(6,389)	$ (30,300)	$ (86,758)
Class C
Shares sold	2,414	2,471	$ 33,659	$ 35,760
Shares redeemed	(3,373)	(6,067)	(45,433)	(84,646)
Net increase (decrease)	(959)	(3,596)	$ (11,774)	$ (48,886)
Institutional Class
Shares sold	7,592	3,545	$ 107,531	$ 52,211
Reinvestment of distributions	64	14	852	233
Shares redeemed	(2,849)	(2,180)	(39,910)	(31,425)
Net increase (decrease)	4,807	1,379	$ 68,473	$ 21,019

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (41)

Year of Election or Appointment: 2002

Vice President of Advisor Growth & Income. Mr. Salemy is also Vice President of other funds advised funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Growth & Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAII-UANN-0104
1.786688.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	64.38%	22.51%
Class T (incl. 3.50% sales charge)	67.58%	23.13%
Class B (incl. contingent deferred sales charge) B	68.19%	23.54%
Class C (incl. contingent deferred sales charge) C	71.95%	24.08%

A From December 27, 2000.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund had a very strong year. For the 12 months that ended November 30, 2003, the fund's Class A, Class T, Class B and Class C shares provided total returns of 74.41%, 73.66%, 73.19% and 72.95%, respectively. By comparison, the Standard & Poor's 500 Index and the Credit Suisse First Boston (CSFB) Leveraged Equity Index returned 15.09% and 39.86%, respectively, while the LipperSM Capital Appreciation Funds Average returned 16.93%. Strong stock selection in top-performing groups, including telecommunication services, utilities, media and transportation, helped performance. The portfolio held concentrated positions in several companies that rebounded from very depressed valuations. AES, for instance, is an independent global power producer that experienced a management change and balance sheet transformation. NTL, a provider of video, voice and broadband communications in the United Kingdom, emerged from bankruptcy with far less debt, a new management team and a growth strategy. AMR, the holding company of American Airlines, soared after new management reached a labor deal with the unions, which put the company on a stronger footing, just as air travel began to recover. Wireless provider NII, formerly known as Nextel International, also performed well. There were also detractors, however. Tenet Healthcare's stock fell due to scandals regarding the quality of care at its hospitals and the rates it was charging. Another detractor was Qwest Communications, a telecommunication provider of local, long-distance and data services primarily in the western half of the United States.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	5.1	3.8
Nextel Communications, Inc. Class A	5.0	3.6
Qwest Communications International, Inc.	4.5	0.8
Tyco International Ltd.	4.0	2.9
NTL, Inc.	3.8	1.9
AMR Corp.	3.2	3.5
General Maritime Corp.	3.1	1.5
DaVita, Inc.	2.7	0.0
American Financial Group, Inc., Ohio	2.3	3.9
Teekay Shipping Corp.	2.3	2.7
	36.0
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	22.1	15.3
Energy	13.9	13.2
Industrials	13.3	10.8
Utilities	11.3	11.1
Consumer Discretionary	6.7	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 90.3%		Stocks 85.5%
	Bonds 1.1%		Bonds 2.4%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other Investments 1.4%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 7.1%		Short-Term Investments and Net Other Assets 11.9%
* Foreign investments	7.7%	** Foreign investments	5.4%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 89.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.4%
Safety Components International, Inc. (a)	27,045	$ 313,722
Hotels, Restaurants & Leisure - 0.1%
Ameristar Casinos, Inc. (a)	1,700	39,542
Friendly Ice Cream Corp. (a)	4,276	46,181
Prime Hospitality Corp. (a)	2,900	31,958
		117,681
Media - 6.2%
AMC Entertainment, Inc. (a)	38,800	587,820
Cablevision Systems Corp. - NY Group Class A (a)	12,600	261,072
EchoStar Communications Corp. Class A (a)	36,890	1,271,967
General Motors Corp. Class H (a)	84,000	1,394,400
Granite Broadcasting Corp. (non vtg.) (a)	55,756	110,397
Liberty Media Corp. Class A (a)	34,823	384,794
LodgeNet Entertainment Corp. (a)	11,800	212,990
Pegasus Communications Corp. Class A (a)	8,370	167,986
PRIMEDIA, Inc. (a)	26,800	77,720
Regal Entertainment Group Class A	100	2,084
Spanish Broadcasting System, Inc. Class A (a)	15,600	156,780
Time Warner, Inc. (a)	23,300	379,324
UnitedGlobalCom, Inc. Class A (a)	30,500	220,210
		5,227,544
TOTAL CONSUMER DISCRETIONARY		5,658,947
CONSUMER STAPLES - 4.9%
Food & Staples Retailing - 4.7%
Kroger Co. (a)	28,700	541,282
Pathmark Stores, Inc. (a)	117,740	854,792
Rite Aid Corp. (a)	249,200	1,532,580
Safeway, Inc. (a)	49,700	1,031,275
		3,959,929
Personal Products - 0.2%
Revlon, Inc. Class A (a)	91,224	218,938
TOTAL CONSUMER STAPLES		4,178,867
ENERGY - 13.9%
Energy Equipment & Services - 3.1%
Grant Prideco, Inc. (a)	58,200	678,030
Grey Wolf, Inc. (a)	23,900	81,021
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Hanover Compressor Co. (a)	22,700	$ 216,104
Key Energy Services, Inc. (a)	56,500	514,715
Nabors Industries Ltd. (a)	11,800	438,016
Petroleum Geo-Services ASA ADR (a)	7,816	289,583
Pride International, Inc. (a)	9,900	157,905
Rowan Companies, Inc. (a)	6,500	137,605
Universal Compression Holdings, Inc. (a)	3,900	91,455
		2,604,434
Oil & Gas - 10.8%
Burlington Resources, Inc.	15,300	768,060
Chesapeake Energy Corp.	75,700	923,540
Forest Oil Corp. (a)	23,200	581,160
General Maritime Corp. (a)	187,200	2,665,728
Houston Exploration Co. (a)	14,300	487,773
Occidental Petroleum Corp.	500	18,340
Range Resources Corp. (a)	221,700	1,751,430
Teekay Shipping Corp.	38,400	1,932,672
		9,128,703
TOTAL ENERGY		11,733,137
FINANCIALS - 5.6%
Consumer Finance - 2.7%
AmeriCredit Corp. (a)	95,600	1,285,820
Capital One Financial Corp.	9,400	561,368
Metris Companies, Inc.	105,200	469,192
		2,316,380
Insurance - 2.9%
American Financial Group, Inc., Ohio	79,500	1,949,340
Infinity Property & Casualty Corp.	14,300	472,186
		2,421,526
Real Estate - 0.0%
Equity Office Properties Trust	500	13,865
TOTAL FINANCIALS		4,751,771
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	15,300	$ 425,646
Dade Behring Holdings, Inc. (a)	1,700	57,460
		483,106
Health Care Providers & Services - 2.7%
DaVita, Inc. (a)	60,200	2,298,436
TOTAL HEALTH CARE		2,781,542
INDUSTRIALS - 13.3%
Aerospace & Defense - 0.9%
BE Aerospace, Inc. (a)	33,000	189,750
Goodrich Corp.	21,600	594,216
		783,966
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	7,400	54,242
Airlines - 4.3%
America West Holding Corp. Class B (a)	57,600	869,760
AMR Corp. (a)	210,270	2,697,764
Northwest Airlines Corp. (a)	7,500	99,075
		3,666,599
Building Products - 0.5%
American Standard Companies, Inc. (a)	4,300	428,710
Commercial Services & Supplies - 0.0%
Republic Services, Inc.	1,000	25,450
Industrial Conglomerates - 4.0%
Tyco International Ltd.	147,700	3,389,715
Machinery - 2.0%
AGCO Corp. (a)	20,000	344,000
Navistar International Corp. (a)	1,900	81,890
Terex Corp. (a)	27,300	704,067
Thermadyne Holdings Corp. (a)	5,100	60,180
Timken Co.	7,200	123,336
Wabash National Corp. (a)	14,300	397,969
		1,711,442
Road & Rail - 1.5%
Kansas City Southern (a)	92,600	1,231,580
TOTAL INDUSTRIALS		11,291,704
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 2.1%
Motorola, Inc.	123,300	$ 1,731,132
Electronic Equipment & Instruments - 1.0%
Celestica, Inc. (sub. vtg.) (a)	12,900	196,503
Merix Corp. (a)	30,600	638,928
		835,431
Semiconductors & Semiconductor Equipment - 2.6%
ATI Technologies, Inc. (a)	14,400	222,794
Atmel Corp. (a)	77,700	522,921
ChipPAC, Inc. Class A (a)	6,200	48,174
ON Semiconductor Corp. (a)	218,300	1,436,414
		2,230,303
TOTAL INFORMATION TECHNOLOGY		4,796,866
MATERIALS - 4.5%
Construction Materials - 0.7%
Texas Industries, Inc.	19,000	554,990
Containers & Packaging - 2.6%
Owens-Illinois, Inc. (a)	119,500	1,347,960
Packaging Corp. of America	1,870	36,858
Sealed Air Corp. (a)	11,400	601,578
Smurfit-Stone Container Corp. (a)	12,400	202,864
		2,189,260
Metals & Mining - 1.2%
Barrick Gold Corp.	500	11,197
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	982,472
Haynes Holdings, Inc. (a)(d)	32,854	45,996
Oregon Steel Mills, Inc. (a)	1,600	4,752
		1,044,417
TOTAL MATERIALS		3,788,667
TELECOMMUNICATION SERVICES - 20.6%
Diversified Telecommunication Services - 11.8%
AT&T Corp.	14,900	295,467
Call-Net Enterprises, Inc. Class B (a)	300,000	1,223,404
Focal Communications Corp. warrants 12/14/07 (a)	22,678	0
Level 3 Communications, Inc. (a)	242,000	1,326,160
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NTL, Inc. (a)	49,877	$ 3,249,985
Qwest Communications International, Inc. (a)	1,046,400	3,829,824
		9,924,840
Wireless Telecommunication Services - 8.8%
American Tower Corp. Class A (a)	22,300	253,774
AT&T Wireless Services, Inc. (a)	20,900	156,750
Nextel Communications, Inc. Class A (a)	168,400	4,265,572
NII Holdings, Inc. Class B (a)	20,000	1,519,000
Triton PCS Holdings, Inc. Class A (a)	226,300	1,267,280
		7,462,376
TOTAL TELECOMMUNICATION SERVICES		17,387,216
UTILITIES - 11.3%
Electric Utilities - 5.8%
Allegheny Energy, Inc. (a)	500	5,375
CMS Energy Corp.	241,000	1,901,490
PG&E Corp. (a)	74,600	1,873,952
TXU Corp.	52,200	1,155,708
		4,936,525
Multi-Utilities & Unregulated Power - 5.5%
AES Corp. (a)	484,100	4,293,968
Williams Companies, Inc.	35,400	332,052
		4,626,020
TOTAL UTILITIES		9,562,545
TOTAL COMMON STOCKS (Cost $57,906,409)		75,931,262
Nonconvertible Preferred Stocks - 0.5%

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
Doane Pet Care Co. 14.25% pay-in-kind	10,000	430,000
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	10	$ 52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $427,502)		430,052
Corporate Bonds - 1.2%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. 6% 9/15/09	$ 135,000	92,475
Nonconvertible Bonds - 1.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10.25% 1/15/10	10,000	8,250
CONSUMER STAPLES - 0.4%
Personal Products - 0.4%
Revlon Consumer Products Corp. 8.625% 2/1/08	580,000	307,400
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	270,000	288,900
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
FiberMark, Inc. 10.75% 4/15/11	540,000	351,000
TOTAL NONCONVERTIBLE BONDS		955,550
TOTAL CORPORATE BONDS (Cost $938,468)		1,048,025
Floating Rate Loans - 1.4%
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
McLeodUSA, Inc.:
revolver loan 4.6733% 5/31/07 (c)	$ 450,726	$ 317,762
Tranche A term loan 4.68% 5/31/07 (c)	535,542	377,557
Tranche B term loan 5.43% 5/30/08 (c)	676,216	476,732
		1,172,051
TOTAL FLOATING RATE LOANS (Cost $948,186)		1,172,051
Money Market Funds - 9.1%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	6,602,596	6,602,596
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,051,250	1,051,250
TOTAL MONEY MARKET FUNDS (Cost $7,653,846)		7,653,846
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $67,874,411)	86,235,236
NET OTHER ASSETS - (2.0)%	(1,696,585)
NET ASSETS - 100%	$ 84,538,651
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,996 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Haynes Holdings, Inc.	5/2/03	$ 45,996
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $76,119,486 and $24,831,746, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,899 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,172,051 1.4% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,004,780) (cost $67,874,411) - See accompanying schedule		$ 86,235,236
Receivable for investments sold		1,003,222
Receivable for fund shares sold		493,307
Dividends receivable		5,318
Interest receivable		53,754
Prepaid expenses		311
Other receivables		15,800
Total assets		87,806,948

Liabilities
Payable to custodian bank	$ 814,400
Payable for investments purchased	1,247,523
Payable for fund shares redeemed	20,251
Accrued management fee	45,156
Distribution fees payable	39,445
Other affiliated payables	18,446
Other payables and accrued expenses	31,826
Collateral on securities loaned, at value	1,051,250
Total liabilities		3,268,297

Net Assets		$ 84,538,651
Net Assets consist of:
Paid in capital		$ 63,857,309
Undistributed net investment income		41,287
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,279,230
Net unrealized appreciation (depreciation) on investments		18,360,825
Net Assets		$ 84,538,651

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,925,737 ÷ 1,452,764 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($16,125,869 ÷ 846,297 shares)	$ 19.05

Maximum offering price per share (100/96.50 of $19.05)	$ 19.74
Class B: Net Asset Value and offering price per share ($13,991,408 ÷ 741,786 shares) A	$ 18.86

Class C: Net Asset Value and offering price per share ($20,974,749 ÷ 1,115,452 shares) A	$ 18.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,520,888 ÷ 285,463 shares)	$ 19.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 124,120
Interest		268,488
Security lending		8,644
Total income		401,252

Expenses
Management fee	$ 237,059
Transfer agent fees	87,104
Distribution fees	207,864
Accounting and security lending fees	61,676
Non-interested trustees' compensation	132
Custodian fees and expenses	8,886
Registration fees	69,543
Audit	53,105
Legal	1,056
Miscellaneous	181
Total expenses before reductions	726,606
Expense reductions	(91,377)	635,229
Net investment income (loss)		(233,977)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,678,273
Foreign currency transactions	(9,116)
Futures contracts	(31,662)
Total net realized gain (loss)		2,637,495
Change in net unrealized appreciation (depreciation) on investment securities		18,248,085
Net gain (loss)		20,885,580
Net increase (decrease) in net assets resulting from operations		$ 20,651,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (233,977)	$ (55,394)
Net realized gain (loss)	2,637,495	753,513
Change in net unrealized appreciation (depreciation)	18,248,085	(176,167)
Net increase (decrease) in net assets resulting from operations	20,651,603	521,952
Share transactions - net increase (decrease)	56,252,471	1,805,617
Total increase (decrease) in net assets	76,904,074	2,327,569

Net Assets
Beginning of period	7,634,577	5,307,008
End of period (including undistributed net investment income of $41,287 and undistributed net investment income of $6,734, respectively)	$ 84,538,651	$ 7,634,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.06)	- H
Net realized and unrealized gain (loss)	8.25	.82	.26
Total from investment operations	8.20	.76	.26
Net asset value, end of period	$ 19.22	$ 11.02	$ 10.26
Total Return B,C,D	74.41%	7.41%	2.60%
Ratios to Average Net Assets G
Expenses before expense reductions	1.49%	4.50%	5.73% A
Expenses net of voluntary waivers, if any	1.49%	1.66%	1.75% A
Expenses net of all reductions	1.38%	1.30%	1.68% A
Net investment income (loss)	(.32)%	(.65)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,926	$ 970	$ 769
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.23	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss)	8.17	.83	.25
Total from investment operations	8.08	.74	.23
Net asset value, end of period	$ 19.05	$ 10.97	$ 10.23
Total ReturnB,C,D	73.66%	7.23%	2.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.09%	4.81%	6.06% A
Expenses net of voluntary waivers, if any	1.77%	1.91%	2.00% A
Expenses net of all reductions	1.65%	1.55%	1.92% A
Net investment income (loss)	(.59)%	(.90)%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,126	$ 1,862	$ 1,473
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	8.14	.84	.25
Total from investment operations	7.97	.71	.18
Net asset value, end of period	$ 18.86	$ 10.89	$ 10.18
Total Return B,C,D	73.19%	6.97%	1.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.46%	5.36%	6.58% A
Expenses net of voluntary waivers, if any	2.25%	2.41%	2.50% A
Expenses net of all reductions	2.13%	2.05%	2.43% A
Net investment income (loss)	(1.07)%	(1.39)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,991	$ 1,159	$ 919
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.14)	(.07)
Net realized and unrealized gain (loss)	8.10	.82	.26
Total from investment operations	7.93	.68	.19
Net asset value, end of period	$ 18.80	$ 10.87	$ 10.19
Total Return B,C,D	72.95%	6.67%	1.90%
Ratios to Average Net Assets G
Expenses before expense reductions	2.36%	5.22%	6.49% A
Expenses net of voluntary waivers, if any	2.25%	2.43%	2.50% A
Expenses net of all reductions	2.14%	2.07%	2.43% A
Net investment income (loss)	(1.08)%	(1.42)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,975	$ 1,357	$ 1,747
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 10.28	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.04)	.03
Net realized and unrealized gain (loss)	8.28	.83	.25
Total from investment operations	8.27	.79	.28
Net asset value, end of period	$ 19.34	$ 11.07	$ 10.28
Total Return B,C	74.71%	7.68%	2.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.40%	4.32%	5.47% A
Expenses net of voluntary waivers, if any	1.25%	1.45%	1.50% A
Expenses net of all reductions	1.12%	1.09%	1.43% A
Net investment income (loss)	(.06)%	(.43)%	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,521	$ 2,287	$ 400
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/ or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,149,933	|
Unrealized depreciation	(1,890,235)
Net unrealized appreciation (depreciation)	18,259,698
Undistributed ordinary income	1,959,995
Undistributed long-term capital gain	37,589
Cost for federal income tax purposes	$ 67,975,538

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 39,286	$ 396	$ 2,490
Class T	.27%	.25%	39,434	1,217	1,833
Class B	.75%	.25%	56,225	42,778	-
Class C	.75%	.25%	72,919	50,853	-
			$ 207,864	$ 95,244	$ 4,323

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,477
Class T	10,373
Class B*	44,294
Class C*	11,288
$ 113,432

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 29,118.20
Class T	21,443.28
Class B	15,628.28
Class C	16,022.22
Institutional Class	4,893.20
	$ 87,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $47,932 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Annual Report

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 23,943
Class B	2.25%	11,697
Class C	2.25%	8,293
Institutional Class	1.25%	3,646
		$ 47,579

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 38,556	$ 919
Class A	2,490	-	-
Class T	1,833	-	-
	$ 4,323	$38,556	$ 919

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,547,020	61,133	$ 37,445,353	$ 603,420
Shares redeemed	(1,182,260)	(48,041)	(18,564,745)	(437,836)
Net increase (decrease)	1,364,760	13,092	$ 18,880,608	$ 165,584
Class T
Shares sold	1,182,606	77,453	$ 17,994,371	$ 767,768
Shares redeemed	(506,065)	(51,640)	(7,802,636)	(492,061)
Net increase (decrease)	676,541	25,813	$ 10,191,735	$ 275,707
Class B
Shares sold	779,479	73,927	$ 11,902,674	$ 741,393
Shares redeemed	(144,119)	(57,757)	(2,199,709)	(546,362)
Net increase (decrease)	635,360	16,170	$ 9,702,965	$ 195,031
Class C
Shares sold	1,190,671	52,496	$ 18,521,365	$ 517,501
Shares redeemed	(200,060)	(99,063)	(2,933,431)	(872,314)
Net increase (decrease)	990,611	(46,567)	$ 15,587,934	$ (354,813)
Institutional Class
Shares sold	372,877	203,967	$ 5,647,103	$ 1,871,300
Shares redeemed	(294,048)	(36,229)	(3,757,874)	(347,192)
Net increase (decrease)	78,829	167,738	$ 1,889,229	$ 1,524,108

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment:1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Leveraged Company Stock. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (40)
Year of Election or Appointment: 2003 Vice President of Advisor Leveraged Company Stock. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Leveraged Company Stock. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/22/03	12/19/03	$0.38
	01/12/04	01/09/04	$0.045
Class T	12/22/03	12/19/03	$0.39
	01/12/04	01/09/04	$0.045
Class B	12/22/03	12/19/03	$0.34
	01/12/04	01/09/04	$0.045
Class C	12/22/03	12/19/03	$0.35
	01/12/04	01/09/04	$0.045

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers
FMR, Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ALSF-UANN-0104
1.786693.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Life of fundA
Institutional Class	74.71%	25.29%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

The fund had a very strong year. For the 12 months that ended November 30, 2003, the Institutional Class shares returned 74.71%. By comparison, the Standard & Poor's 500 Index and the Credit Suisse First Boston (CSFB) Leveraged Equity Index returned 15.09% and 39.86%, respectively, while the LipperSM Capital Appreciation Funds Average returned 16.93%. Strong stock selection in top-performing groups, including telecommunication services, utilities, media and transportation, helped performance. The portfolio held concentrated positions in several companies that rebounded from very depressed valuations. AES, for instance, is an independent global power producer that experienced a management change and balance sheet transformation. NTL, a provider of video, voice and broadband communications in the United Kingdom, emerged from bankruptcy with far less debt, a new management team and a growth strategy. AMR, the holding company of American Airlines, soared after new management reached a labor deal with the unions, which put the company on a stronger footing, just as air travel began to recover. Wireless provider NII, formerly known as Nextel International, also performed well. There were also detractors, however. Tenet Healthcare's stock fell due to scandals regarding the quality of care at its hospitals and the rates it was charging. Another detractor was Qwest Communications, a telecommunication provider of local, long-distance and data services primarily in the western half of the United States.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	5.1	3.8
Nextel Communications, Inc. Class A	5.0	3.6
Qwest Communications International, Inc.	4.5	0.8
Tyco International Ltd.	4.0	2.9
NTL, Inc.	3.8	1.9
AMR Corp.	3.2	3.5
General Maritime Corp.	3.1	1.5
DaVita, Inc.	2.7	0.0
American Financial Group, Inc., Ohio	2.3	3.9
Teekay Shipping Corp.	2.3	2.7
	36.0
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	22.1	15.3
Energy	13.9	13.2
Industrials	13.3	10.8
Utilities	11.3	11.1
Consumer Discretionary	6.7	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003*		As of May 31, 2003**
	Stocks 90.3%		Stocks 85.5%
	Bonds 1.1%		Bonds 2.4%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other Investments 1.4%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 7.1%		Short-Term Investments and Net Other Assets 11.9%
* Foreign investments	7.7%	** Foreign investments	5.4%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 89.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.4%
Safety Components International, Inc. (a)	27,045	$ 313,722
Hotels, Restaurants & Leisure - 0.1%
Ameristar Casinos, Inc. (a)	1,700	39,542
Friendly Ice Cream Corp. (a)	4,276	46,181
Prime Hospitality Corp. (a)	2,900	31,958
		117,681
Media - 6.2%
AMC Entertainment, Inc. (a)	38,800	587,820
Cablevision Systems Corp. - NY Group Class A (a)	12,600	261,072
EchoStar Communications Corp. Class A (a)	36,890	1,271,967
General Motors Corp. Class H (a)	84,000	1,394,400
Granite Broadcasting Corp. (non vtg.) (a)	55,756	110,397
Liberty Media Corp. Class A (a)	34,823	384,794
LodgeNet Entertainment Corp. (a)	11,800	212,990
Pegasus Communications Corp. Class A (a)	8,370	167,986
PRIMEDIA, Inc. (a)	26,800	77,720
Regal Entertainment Group Class A	100	2,084
Spanish Broadcasting System, Inc. Class A (a)	15,600	156,780
Time Warner, Inc. (a)	23,300	379,324
UnitedGlobalCom, Inc. Class A (a)	30,500	220,210
		5,227,544
TOTAL CONSUMER DISCRETIONARY		5,658,947
CONSUMER STAPLES - 4.9%
Food & Staples Retailing - 4.7%
Kroger Co. (a)	28,700	541,282
Pathmark Stores, Inc. (a)	117,740	854,792
Rite Aid Corp. (a)	249,200	1,532,580
Safeway, Inc. (a)	49,700	1,031,275
		3,959,929
Personal Products - 0.2%
Revlon, Inc. Class A (a)	91,224	218,938
TOTAL CONSUMER STAPLES		4,178,867
ENERGY - 13.9%
Energy Equipment & Services - 3.1%
Grant Prideco, Inc. (a)	58,200	678,030
Grey Wolf, Inc. (a)	23,900	81,021
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Hanover Compressor Co. (a)	22,700	$ 216,104
Key Energy Services, Inc. (a)	56,500	514,715
Nabors Industries Ltd. (a)	11,800	438,016
Petroleum Geo-Services ASA ADR (a)	7,816	289,583
Pride International, Inc. (a)	9,900	157,905
Rowan Companies, Inc. (a)	6,500	137,605
Universal Compression Holdings, Inc. (a)	3,900	91,455
		2,604,434
Oil & Gas - 10.8%
Burlington Resources, Inc.	15,300	768,060
Chesapeake Energy Corp.	75,700	923,540
Forest Oil Corp. (a)	23,200	581,160
General Maritime Corp. (a)	187,200	2,665,728
Houston Exploration Co. (a)	14,300	487,773
Occidental Petroleum Corp.	500	18,340
Range Resources Corp. (a)	221,700	1,751,430
Teekay Shipping Corp.	38,400	1,932,672
		9,128,703
TOTAL ENERGY		11,733,137
FINANCIALS - 5.6%
Consumer Finance - 2.7%
AmeriCredit Corp. (a)	95,600	1,285,820
Capital One Financial Corp.	9,400	561,368
Metris Companies, Inc.	105,200	469,192
		2,316,380
Insurance - 2.9%
American Financial Group, Inc., Ohio	79,500	1,949,340
Infinity Property & Casualty Corp.	14,300	472,186
		2,421,526
Real Estate - 0.0%
Equity Office Properties Trust	500	13,865
TOTAL FINANCIALS		4,751,771
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	15,300	$ 425,646
Dade Behring Holdings, Inc. (a)	1,700	57,460
		483,106
Health Care Providers & Services - 2.7%
DaVita, Inc. (a)	60,200	2,298,436
TOTAL HEALTH CARE		2,781,542
INDUSTRIALS - 13.3%
Aerospace & Defense - 0.9%
BE Aerospace, Inc. (a)	33,000	189,750
Goodrich Corp.	21,600	594,216
		783,966
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	7,400	54,242
Airlines - 4.3%
America West Holding Corp. Class B (a)	57,600	869,760
AMR Corp. (a)	210,270	2,697,764
Northwest Airlines Corp. (a)	7,500	99,075
		3,666,599
Building Products - 0.5%
American Standard Companies, Inc. (a)	4,300	428,710
Commercial Services & Supplies - 0.0%
Republic Services, Inc.	1,000	25,450
Industrial Conglomerates - 4.0%
Tyco International Ltd.	147,700	3,389,715
Machinery - 2.0%
AGCO Corp. (a)	20,000	344,000
Navistar International Corp. (a)	1,900	81,890
Terex Corp. (a)	27,300	704,067
Thermadyne Holdings Corp. (a)	5,100	60,180
Timken Co.	7,200	123,336
Wabash National Corp. (a)	14,300	397,969
		1,711,442
Road & Rail - 1.5%
Kansas City Southern (a)	92,600	1,231,580
TOTAL INDUSTRIALS		11,291,704
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 2.1%
Motorola, Inc.	123,300	$ 1,731,132
Electronic Equipment & Instruments - 1.0%
Celestica, Inc. (sub. vtg.) (a)	12,900	196,503
Merix Corp. (a)	30,600	638,928
		835,431
Semiconductors & Semiconductor Equipment - 2.6%
ATI Technologies, Inc. (a)	14,400	222,794
Atmel Corp. (a)	77,700	522,921
ChipPAC, Inc. Class A (a)	6,200	48,174
ON Semiconductor Corp. (a)	218,300	1,436,414
		2,230,303
TOTAL INFORMATION TECHNOLOGY		4,796,866
MATERIALS - 4.5%
Construction Materials - 0.7%
Texas Industries, Inc.	19,000	554,990
Containers & Packaging - 2.6%
Owens-Illinois, Inc. (a)	119,500	1,347,960
Packaging Corp. of America	1,870	36,858
Sealed Air Corp. (a)	11,400	601,578
Smurfit-Stone Container Corp. (a)	12,400	202,864
		2,189,260
Metals & Mining - 1.2%
Barrick Gold Corp.	500	11,197
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	982,472
Haynes Holdings, Inc. (a)(d)	32,854	45,996
Oregon Steel Mills, Inc. (a)	1,600	4,752
		1,044,417
TOTAL MATERIALS		3,788,667
TELECOMMUNICATION SERVICES - 20.6%
Diversified Telecommunication Services - 11.8%
AT&T Corp.	14,900	295,467
Call-Net Enterprises, Inc. Class B (a)	300,000	1,223,404
Focal Communications Corp. warrants 12/14/07 (a)	22,678	0
Level 3 Communications, Inc. (a)	242,000	1,326,160
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NTL, Inc. (a)	49,877	$ 3,249,985
Qwest Communications International, Inc. (a)	1,046,400	3,829,824
		9,924,840
Wireless Telecommunication Services - 8.8%
American Tower Corp. Class A (a)	22,300	253,774
AT&T Wireless Services, Inc. (a)	20,900	156,750
Nextel Communications, Inc. Class A (a)	168,400	4,265,572
NII Holdings, Inc. Class B (a)	20,000	1,519,000
Triton PCS Holdings, Inc. Class A (a)	226,300	1,267,280
		7,462,376
TOTAL TELECOMMUNICATION SERVICES		17,387,216
UTILITIES - 11.3%
Electric Utilities - 5.8%
Allegheny Energy, Inc. (a)	500	5,375
CMS Energy Corp.	241,000	1,901,490
PG&E Corp. (a)	74,600	1,873,952
TXU Corp.	52,200	1,155,708
		4,936,525
Multi-Utilities & Unregulated Power - 5.5%
AES Corp. (a)	484,100	4,293,968
Williams Companies, Inc.	35,400	332,052
		4,626,020
TOTAL UTILITIES		9,562,545
TOTAL COMMON STOCKS (Cost $57,906,409)		75,931,262
Nonconvertible Preferred Stocks - 0.5%

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
Doane Pet Care Co. 14.25% pay-in-kind	10,000	430,000
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	10	$ 52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $427,502)		430,052
Corporate Bonds - 1.2%
	Principal Amount
Convertible Bonds - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. 6% 9/15/09	$ 135,000	92,475
Nonconvertible Bonds - 1.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10.25% 1/15/10	10,000	8,250
CONSUMER STAPLES - 0.4%
Personal Products - 0.4%
Revlon Consumer Products Corp. 8.625% 2/1/08	580,000	307,400
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	270,000	288,900
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
FiberMark, Inc. 10.75% 4/15/11	540,000	351,000
TOTAL NONCONVERTIBLE BONDS		955,550
TOTAL CORPORATE BONDS (Cost $938,468)		1,048,025
Floating Rate Loans - 1.4%
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
McLeodUSA, Inc.:
revolver loan 4.6733% 5/31/07 (c)	$ 450,726	$ 317,762
Tranche A term loan 4.68% 5/31/07 (c)	535,542	377,557
Tranche B term loan 5.43% 5/30/08 (c)	676,216	476,732
		1,172,051
TOTAL FLOATING RATE LOANS (Cost $948,186)		1,172,051
Money Market Funds - 9.1%
	Shares
Fidelity Cash Central Fund, 1.09% (b)	6,602,596	6,602,596
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	1,051,250	1,051,250
TOTAL MONEY MARKET FUNDS (Cost $7,653,846)		7,653,846
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $67,874,411)	86,235,236
NET OTHER ASSETS - (2.0)%	(1,696,585)
NET ASSETS - 100%	$ 84,538,651
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,996 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Haynes Holdings, Inc.	5/2/03	$ 45,996
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $76,119,486 and $24,831,746, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,899 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,172,051 1.4% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $1,004,780) (cost $67,874,411) - See accompanying schedule		$ 86,235,236
Receivable for investments sold		1,003,222
Receivable for fund shares sold		493,307
Dividends receivable		5,318
Interest receivable		53,754
Prepaid expenses		311
Other receivables		15,800
Total assets		87,806,948

Liabilities
Payable to custodian bank	$ 814,400
Payable for investments purchased	1,247,523
Payable for fund shares redeemed	20,251
Accrued management fee	45,156
Distribution fees payable	39,445
Other affiliated payables	18,446
Other payables and accrued expenses	31,826
Collateral on securities loaned, at value	1,051,250
Total liabilities		3,268,297

Net Assets		$ 84,538,651
Net Assets consist of:
Paid in capital		$ 63,857,309
Undistributed net investment income		41,287
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,279,230
Net unrealized appreciation (depreciation) on investments		18,360,825
Net Assets		$ 84,538,651

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,925,737 ÷ 1,452,764 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($16,125,869 ÷ 846,297 shares)	$ 19.05

Maximum offering price per share (100/96.50 of $19.05)	$ 19.74
Class B: Net Asset Value and offering price per share ($13,991,408 ÷ 741,786 shares) A	$ 18.86

Class C: Net Asset Value and offering price per share ($20,974,749 ÷ 1,115,452 shares) A	$ 18.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,520,888 ÷ 285,463 shares)	$ 19.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 124,120
Interest		268,488
Security lending		8,644
Total income		401,252

Expenses
Management fee	$ 237,059
Transfer agent fees	87,104
Distribution fees	207,864
Accounting and security lending fees	61,676
Non-interested trustees' compensation	132
Custodian fees and expenses	8,886
Registration fees	69,543
Audit	53,105
Legal	1,056
Miscellaneous	181
Total expenses before reductions	726,606
Expense reductions	(91,377)	635,229
Net investment income (loss)		(233,977)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,678,273
Foreign currency transactions	(9,116)
Futures contracts	(31,662)
Total net realized gain (loss)		2,637,495
Change in net unrealized appreciation (depreciation) on investment securities		18,248,085
Net gain (loss)		20,885,580
Net increase (decrease) in net assets resulting from operations		$ 20,651,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (233,977)	$ (55,394)
Net realized gain (loss)	2,637,495	753,513
Change in net unrealized appreciation (depreciation)	18,248,085	(176,167)
Net increase (decrease) in net assets resulting from operations	20,651,603	521,952
Share transactions - net increase (decrease)	56,252,471	1,805,617
Total increase (decrease) in net assets	76,904,074	2,327,569

Net Assets
Beginning of period	7,634,577	5,307,008
End of period (including undistributed net investment income of $41,287 and undistributed net investment income of $6,734, respectively)	$ 84,538,651	$ 7,634,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.06)	- H
Net realized and unrealized gain (loss)	8.25	.82	.26
Total from investment operations	8.20	.76	.26
Net asset value, end of period	$ 19.22	$ 11.02	$ 10.26
Total Return B,C,D	74.41%	7.41%	2.60%
Ratios to Average Net Assets G
Expenses before expense reductions	1.49%	4.50%	5.73% A
Expenses net of voluntary waivers, if any	1.49%	1.66%	1.75% A
Expenses net of all reductions	1.38%	1.30%	1.68% A
Net investment income (loss)	(.32)%	(.65)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,926	$ 970	$ 769
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.97	$ 10.23	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss)	8.17	.83	.25
Total from investment operations	8.08	.74	.23
Net asset value, end of period	$ 19.05	$ 10.97	$ 10.23
Total ReturnB,C,D	73.66%	7.23%	2.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.09%	4.81%	6.06% A
Expenses net of voluntary waivers, if any	1.77%	1.91%	2.00% A
Expenses net of all reductions	1.65%	1.55%	1.92% A
Net investment income (loss)	(.59)%	(.90)%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,126	$ 1,862	$ 1,473
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	8.14	.84	.25
Total from investment operations	7.97	.71	.18
Net asset value, end of period	$ 18.86	$ 10.89	$ 10.18
Total Return B,C,D	73.19%	6.97%	1.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.46%	5.36%	6.58% A
Expenses net of voluntary waivers, if any	2.25%	2.41%	2.50% A
Expenses net of all reductions	2.13%	2.05%	2.43% A
Net investment income (loss)	(1.07)%	(1.39)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,991	$ 1,159	$ 919
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.14)	(.07)
Net realized and unrealized gain (loss)	8.10	.82	.26
Total from investment operations	7.93	.68	.19
Net asset value, end of period	$ 18.80	$ 10.87	$ 10.19
Total Return B,C,D	72.95%	6.67%	1.90%
Ratios to Average Net Assets G
Expenses before expense reductions	2.36%	5.22%	6.49% A
Expenses net of voluntary waivers, if any	2.25%	2.43%	2.50% A
Expenses net of all reductions	2.14%	2.07%	2.43% A
Net investment income (loss)	(1.08)%	(1.42)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,975	$ 1,357	$ 1,747
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 10.28	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.04)	.03
Net realized and unrealized gain (loss)	8.28	.83	.25
Total from investment operations	8.27	.79	.28
Net asset value, end of period	$ 19.34	$ 11.07	$ 10.28
Total Return B,C	74.71%	7.68%	2.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.40%	4.32%	5.47% A
Expenses net of voluntary waivers, if any	1.25%	1.45%	1.50% A
Expenses net of all reductions	1.12%	1.09%	1.43% A
Net investment income (loss)	(.06)%	(.43)%	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,521	$ 2,287	$ 400
Portfolio turnover rate	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/ or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,149,933	|
Unrealized depreciation	(1,890,235)
Net unrealized appreciation (depreciation)	18,259,698
Undistributed ordinary income	1,959,995
Undistributed long-term capital gain	37,589
Cost for federal income tax purposes	$ 67,975,538

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.02%	.25%	$ 39,286	$ 396	$ 2,490
Class T	.27%	.25%	39,434	1,217	1,833
Class B	.75%	.25%	56,225	42,778	-
Class C	.75%	.25%	72,919	50,853	-
			$ 207,864	$ 95,244	$ 4,323

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,477
Class T	10,373
Class B*	44,294
Class C*	11,288
$ 113,432

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 29,118.20
Class T	21,443.28
Class B	15,628.28
Class C	16,022.22
Institutional Class	4,893.20
	$ 87,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $47,932 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 23,943
Class B	2.25%	11,697
Class C	2.25%	8,293
Institutional Class	1.25%	3,646
		$ 47,579

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 38,556	$ 919
Class A	2,490	-	-
Class T	1,833	-	-
	$ 4,323	$38,556	$ 919

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	2,547,020	61,133	$ 37,445,353	$ 603,420
Shares redeemed	(1,182,260)	(48,041)	(18,564,745)	(437,836)
Net increase (decrease)	1,364,760	13,092	$ 18,880,608	$ 165,584
Class T
Shares sold	1,182,606	77,453	$ 17,994,371	$ 767,768
Shares redeemed	(506,065)	(51,640)	(7,802,636)	(492,061)
Net increase (decrease)	676,541	25,813	$ 10,191,735	$ 275,707
Class B
Shares sold	779,479	73,927	$ 11,902,674	$ 741,393
Shares redeemed	(144,119)	(57,757)	(2,199,709)	(546,362)
Net increase (decrease)	635,360	16,170	$ 9,702,965	$ 195,031
Class C
Shares sold	1,190,671	52,496	$ 18,521,365	$ 517,501
Shares redeemed	(200,060)	(99,063)	(2,933,431)	(872,314)
Net increase (decrease)	990,611	(46,567)	$ 15,587,934	$ (354,813)
Institutional Class
Shares sold	372,877	203,967	$ 5,647,103	$ 1,871,300
Shares redeemed	(294,048)	(36,229)	(3,757,874)	(347,192)
Net increase (decrease)	78,829	167,738	$ 1,889,229	$ 1,524,108

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment:1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Advisor Leveraged Company Stock. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (40)
Year of Election or Appointment: 2003 Vice President of Advisor Leveraged Company Stock. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Leveraged Company Stock. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of (fund name) voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/22/03	12/19/03	$0.43
	01/12/04	01/09/04	$0.045

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR, Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALSFI-UANN-0104
1.786694.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	7.49%	-4.01%	-0.18%
Class T (incl. 3.50% sales charge)	9.67%	-3.88%	-0.12%
Class B (incl. contingent deferred sales charge) B	8.19%	-3.95%	-0.08%
Class C (incl. contingent deferred sales charge) C	12.11%	-3.63%	-0.10%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell 1000® Growth Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months that ended November 30, 2003, the fund's Class A, Class T, Class B and Class C shares gained 14.05%, 13.65%, 13.19% and 13.11%, respectively. By comparison, the Russell® 1000 Growth Index gained 16.75% and the LipperSM Growth Funds Average was up 17.56%. The fund was hurt by poor stock selection in the technology sector early in the period, as well as owning higher-quality growth stocks during a rally led by lower-quality companies. During the past 12 months, the fund benefited from its holdings in electronic contract manufacturers such as Sanmina-SCI and Flextronics International. Both stocks benefited from expectations for a continued upturn in the tech sector. Also performing well were semiconductor stocks, including LTX, which bounced back from a very tough business environment. On the negative side, the fund owned a number of drug stocks, including Schering-Plough, Merck and Wyeth. As I was investing in these names, the market began favoring technology and other cyclical stocks. Drug companies and other defensive stocks lagged these faster-growing alternatives. As I noted above, the fund also was hurt by some tech holdings very early in the period, including video game maker Activision, which did poorly after reporting weak sales in late 2002.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.9	4.3
Pfizer, Inc.	4.4	4.4
General Electric Co.	3.9	3.9
Johnson & Johnson	3.6	3.9
Flextronics International Ltd.	3.0	0.0
Solectron Corp.	2.1	0.3
Sanmina-SCI Corp.	1.7	0.0
The Coca-Cola Co.	1.7	1.9
Best Buy Co., Inc.	1.7	0.4
Home Depot, Inc.	1.6	0.0
	28.6
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.9	25.1
Health Care	25.1	28.9
Consumer Discretionary	11.9	11.1
Financials	7.8	9.8
Materials	5.8	3.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	7.7%	** Foreign investments	4.1%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.5%
Harley-Davidson, Inc.	2,700	$ 127,359
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	4,000	130,240
Krispy Kreme Doughnuts, Inc. (a)	1,800	74,466
Wendy's International, Inc.	3,600	139,788
		344,494
Household Durables - 0.3%
Jarden Corp. (a)	2,400	64,920
Media - 4.7%
Clear Channel Communications, Inc.	3,400	142,154
Comcast Corp. Class A (a)	2,100	65,898
EchoStar Communications Corp. Class A (a)	5,500	189,640
Fox Entertainment Group, Inc. Class A (a)	2,400	68,520
General Motors Corp. Class H (a)	6,800	112,880
Lamar Advertising Co. Class A (a)	3,200	112,640
Time Warner, Inc. (a)	8,200	133,496
Viacom, Inc. Class B (non-vtg.)	8,200	322,424
		1,147,652
Multiline Retail - 0.6%
Kohl's Corp. (a)	2,900	140,128
Specialty Retail - 4.1%
Best Buy Co., Inc.	6,400	396,800
Home Depot, Inc.	10,600	389,656
Shoe Carnival, Inc. (a)	4,000	72,320
Weight Watchers International, Inc. (a)	3,300	121,902
		980,678
Textiles Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	1,200	80,700
TOTAL CONSUMER DISCRETIONARY		2,885,931
CONSUMER STAPLES - 5.4%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	2,400	124,368
The Coca-Cola Co.	8,600	399,900
		524,268
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	3,600	$ 200,304
Walgreen Co.	3,200	117,792
		318,096
Household Products - 1.5%
Colgate-Palmolive Co.	2,800	147,000
Procter & Gamble Co.	2,400	230,976
		377,976
Personal Products - 0.4%
Gillette Co.	2,830	95,456
TOTAL CONSUMER STAPLES		1,315,796
ENERGY - 3.2%
Energy Equipment & Services - 2.9%
BJ Services Co. (a)	7,200	229,608
Grant Prideco, Inc. (a)	9,600	111,840
Nabors Industries Ltd. (a)	5,200	193,024
Pride International, Inc. (a)	11,200	178,640
		713,112
Oil & Gas - 0.3%
Murphy Oil Corp.	1,200	71,916
TOTAL ENERGY		785,028
FINANCIALS - 7.8%
Capital Markets - 1.4%
Bank of New York Co., Inc.	3,900	119,652
Morgan Stanley	4,000	221,120
		340,772
Commercial Banks - 0.3%
Fifth Third Bancorp	1,200	69,756
Consumer Finance - 0.2%
MBNA Corp.	2,400	58,848
Diversified Financial Services - 1.5%
Citigroup, Inc.	7,800	366,912
Insurance - 1.4%
American International Group, Inc.	5,600	324,520
Thrifts & Mortgage Finance - 3.0%
Fannie Mae	3,600	252,000
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Golden West Financial Corp., Delaware	1,200	$ 121,080
New York Community Bancorp, Inc.	600	23,310
Sovereign Bancorp, Inc.	13,900	314,974
		711,364
TOTAL FINANCIALS		1,872,172
HEALTH CARE - 25.1%
Biotechnology - 6.5%
Alkermes, Inc. (a)	17,900	234,132
Amgen, Inc. (a)	5,000	287,550
Cephalon, Inc. (a)	6,200	291,338
Charles River Laboratories International, Inc. (a)	3,800	123,310
Genentech, Inc. (a)	2,400	202,320
Harvard Bioscience, Inc. (a)	18,000	129,600
Neurocrine Biosciences, Inc. (a)	3,100	163,773
Protein Design Labs, Inc. (a)	4,900	67,914
Regeneron Pharmaceuticals, Inc. (a)	4,893	63,022
		1,562,959
Health Care Equipment & Supplies - 2.6%
Baxter International, Inc.	2,900	80,678
Fisher Scientific International, Inc. (a)	2,400	96,648
Medtronic, Inc.	6,200	280,240
St. Jude Medical, Inc. (a)	2,800	177,352
		634,918
Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	1,200	73,368
UnitedHealth Group, Inc.	2,360	127,204
		200,572
Pharmaceuticals - 15.2%
Abbott Laboratories	6,800	300,560
Eli Lilly & Co.	4,400	301,664
Forest Laboratories, Inc. (a)	3,100	169,384
IVAX Corp. (a)	3,200	68,640
Johnson & Johnson	17,460	860,603
Merck & Co., Inc.	8,500	345,100
Novartis AG sponsored ADR	2,800	118,160
Pfizer, Inc.	31,920	1,070,916
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	8,300	$ 133,215
Wyeth	7,600	299,440
		3,667,682
TOTAL HEALTH CARE		6,066,131
INDUSTRIALS - 5.6%
Commercial Services & Supplies - 0.5%
Central Parking Corp.	4,000	55,800
Republic Services, Inc.	2,800	71,260
		127,060
Construction & Engineering - 0.2%
Granite Construction, Inc.	2,400	52,920
Electrical Equipment - 0.5%
Byd Co. Ltd. (H Shares)	43,000	121,524
Industrial Conglomerates - 4.4%
3M Co.	1,400	110,656
General Electric Co.	32,600	934,642
		1,045,298
TOTAL INDUSTRIALS		1,346,802
INFORMATION TECHNOLOGY - 32.9%
Communications Equipment - 1.2%
Comverse Technology, Inc. (a)	4,000	76,920
Telefonaktiebolaget LM Ericsson ADR (a)	12,800	207,872
		284,792
Computers & Peripherals - 2.8%
Applied Films Corp. (a)	3,500	116,165
Dell, Inc. (a)	8,800	303,600
Seagate Technology	6,300	124,425
UNOVA, Inc. (a)	5,200	124,384
		668,574
Electronic Equipment & Instruments - 10.4%
AU Optronics Corp. sponsored ADR	5,300	64,395
Checkpoint Systems, Inc. (a)	4,000	77,400
Flextronics International Ltd. (a)	45,200	724,556
Ingram Micro, Inc. Class A (a)	4,000	58,320
Jabil Circuit, Inc. (a)	4,500	123,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Photon Dynamics, Inc. (a)	4,400	$ 179,564
Sanmina-SCI Corp. (a)	34,400	419,336
Solectron Corp. (a)	87,300	510,705
Veeco Instruments, Inc. (a)	3,400	100,300
Vishay Intertechnology, Inc. (a)	12,520	263,045
		2,521,416
IT Services - 1.0%
First Data Corp.	3,300	124,905
National Processing, Inc. (a)	2,400	58,200
The BISYS Group, Inc. (a)	4,000	59,680
		242,785
Semiconductors & Semiconductor Equipment - 10.7%
Applied Materials, Inc. (a)	14,000	340,200
ASML Holding NV (NY Shares) (a)	11,500	216,430
Asyst Technologies, Inc. (a)	7,200	131,400
Atmel Corp. (a)	28,000	188,440
Fairchild Semiconductor International, Inc. (a)	8,200	213,200
Integrated Circuit Systems, Inc. (a)	3,800	113,050
Intersil Corp. Class A	11,800	311,638
KLA-Tencor Corp. (a)	3,200	187,552
Lam Research Corp. (a)	1,600	51,200
LTX Corp. (a)	14,600	243,528
Novellus Systems, Inc. (a)	1,100	48,136
Silicon Image, Inc. (a)	30,407	225,012
Teradyne, Inc. (a)	12,000	302,040
		2,571,826
Software - 6.8%
BEA Systems, Inc. (a)	8,600	109,220
Manhattan Associates, Inc. (a)	2,200	66,946
Microsoft Corp.	46,000	1,182,200
Network Associates, Inc. (a)	14,700	196,833
Sonic Solutions, Inc. (a)	4,600	86,802
		1,642,001
TOTAL INFORMATION TECHNOLOGY		7,931,394
MATERIALS - 5.8%
Chemicals - 2.7%
Dow Chemical Co.	6,800	255,340
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	4,600	$ 104,420
Nitto Denko Corp.	3,400	171,700
Olin Corp.	6,400	116,544
		648,004
Containers & Packaging - 1.5%
Pactiv Corp. (a)	15,600	350,064
Metals & Mining - 0.9%
Alcan, Inc.	2,000	84,906
Alcoa, Inc.	4,000	131,240
		216,146
Paper & Forest Products - 0.7%
Bowater, Inc.	4,400	179,960
TOTAL MATERIALS		1,394,174
TOTAL COMMON STOCKS (Cost $21,809,312)		23,597,428
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 1.09% (b)	875,968	875,968
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	61,250	61,250
TOTAL MONEY MARKET FUNDS (Cost $937,218)		937,218
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $22,746,530)		24,534,646
NET OTHER ASSETS - (1.6)%		(394,167)
NET ASSETS - 100%		$ 24,140,479
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $38,828,255 and $38,863,343, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,615 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $13,591,000 of which $5,718,000, $5,708,000 and $2,165,000 will expire on November 30, 2009, 2010 and 2011, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2004 approximately $126,000 of losses recognized during the period November 1, 2003 to November 30, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $60,750) (cost $22,746,530) - See accompanying schedule		$ 24,534,646
Receivable for investments sold		851,194
Receivable for fund shares sold		29,648
Dividends receivable		19,281
Interest receivable		591
Prepaid expenses		109
Receivable from investment adviser for expense reductions		24,984
Other receivables		4,952
Total assets		25,465,405

Liabilities
Payable for investments purchased	$ 1,154,849
Payable for fund shares redeemed	39,387
Accrued management fee	11,572
Distribution fees payable	13,181
Other affiliated payables	16,937
Other payables and accrued expenses	27,750
Collateral on securities loaned, at value	61,250
Total liabilities		1,324,926

Net Assets		$ 24,140,479
Net Assets consist of:
Paid in capital		$ 36,146,457
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,794,139)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,788,161
Net Assets		$ 24,140,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,075,940 ÷ 492,333 shares)	$ 8.28

Maximum offering price per share (100/94.25 of $8.28)	$ 8.79
Class T: Net Asset Value and redemption price per share ($9,905,249 ÷ 1,213,374 shares)	$ 8.16

Maximum offering price per share (100/96.50 of $8.16)	$ 8.46
Class B: Net Asset Value and offering price per share ($7,634,125 ÷ 956,971 shares) A	$ 7.98

Class C: Net Asset Value and offering price per share ($2,379,380 ÷ 299,648 shares) A	$ 7.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($145,785 ÷ 17,476 shares)	$ 8.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 226,494
Interest		7,994
Security lending		962
Total income		235,450

Expenses
Management fee	$ 123,491
Transfer agent fees	146,623
Distribution fees	142,655
Accounting and security lending fees	61,443
Non-interested trustees' compensation	87
Custodian fees and expenses	8,119
Registration fees	57,085
Audit	30,739
Legal	1,868
Miscellaneous	358
Total expenses before reductions	572,468
Expense reductions	(223,351)	349,117
Net investment income (loss)		(113,667)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(183,127)
Foreign currency transactions	(599)
Total net realized gain (loss)		(183,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,078,950
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		3,078,995
Net gain (loss)		2,895,269
Net increase (decrease) in net assets resulting from operations		$ 2,781,602

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (113,667)	$ (295,465)
Net realized gain (loss)	(183,726)	(7,469,525)
Change in net unrealized appreciation (depreciation)	3,078,995	(4,351,519)
Net increase (decrease) in net assets resulting from operations	2,781,602	(12,116,509)
Share transactions - net increase (decrease)	(34,937)	(3,086,297)
Total increase (decrease) in net assets	2,746,665	(15,202,806)

Net Assets
Beginning of period	21,393,814	36,596,620
End of period	$ 24,140,479	$ 21,393,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 10.92	$ 13.71	$ 15.01	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.01)	(.05)	(.01)	(.02)	(.02)
Net realized and unrealized gain (loss)	1.03	(3.61)	(1.62)	.44	3.32
Total from investment operations	1.02	(3.66)	(1.63)	.42	3.30
Distributions from net realized gain	-	-	(1.16)	(1.72)	-
Net asset value, end of period	$ 8.28	$ 7.26	$ 10.92	$ 13.71	$ 15.01
Total Return A,B	14.05%	(33.52)%	(13.13)%	2.40%	28.18%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	2.03%	1.70%	1.61%	1.72%
Expenses net of voluntary waivers, if any	1.33%	1.32%	1.30%	1.30%	1.30%
Expenses net of all reductions	1.25%	1.23%	1.26%	1.30%	1.28%
Net investment income (loss)	(.14)%	(.62)%	(.05)%	(.10)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,076	$ 3,491	$ 4,271	$ 4,925	$ 3,846
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 10.83	$ 13.62	$ 14.93	$ 11.68
Income from Investment Operations
Net investment income (loss) C	(.03)	(.08)	(.03)	(.05)	(.06)
Net realized and unrealized gain (loss)	1.01	(3.57)	(1.64)	.42	3.31
Total from investment operations	.98	(3.65)	(1.67)	.37	3.25
Distributions from net realized gain	-	-	(1.12)	(1.68)	-
Net asset value, end of period	$ 8.16	$ 7.18	$ 10.83	$ 13.62	$ 14.93
Total Return A,B	13.65%	(33.70)%	(13.49)%	2.06%	27.83%
Ratios to Average Net Assets D
Expenses before expense reductions	2.64%	2.37%	2.10%	1.88%	1.94%
Expenses net of voluntary waivers, if any	1.58%	1.57%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.50%	1.48%	1.50%	1.54%	1.53%
Net investment income (loss)	(.39)%	(.86)%	(.29)%	(.35)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,905	$ 8,925	$ 16,165	$ 19,047	$ 15,989
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.67	$ 13.44	$ 14.76	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.09)	(.13)	(.12)
Net realized and unrealized gain (loss)	.99	(3.50)	(1.63)	.43	3.28
Total from investment operations	.93	(3.62)	(1.72)	.30	3.16
Distributions from net realized gain	-	-	(1.05)	(1.62)	-
Net asset value, end of period	$ 7.98	$ 7.05	$ 10.67	$ 13.44	$ 14.76
Total Return A,B	13.19%	(33.93)%	(14.00)%	1.58%	27.24%
Ratios to Average Net Assets D
Expenses before expense reductions	2.96%	2.70%	2.44%	2.33%	2.41%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.96%	2.01%	2.05%	2.03%
Net investment income (loss)	(.86)%	(1.34)%	(.80)%	(.85)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,634	$ 6,921	$ 12,487	$ 15,682	$ 13,056
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 10.64	$ 13.41	$ 14.75	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.09)	(.13)	(.12)
Net realized and unrealized gain (loss)	.98	(3.50)	(1.61)	.45	3.27
Total from investment operations	.92	(3.62)	(1.70)	.32	3.15
Distributions from net realized gain	-	-	(1.07)	(1.66)	-
Net asset value, end of period	$ 7.94	$ 7.02	$ 10.64	$ 13.41	$ 14.75
Total Return A,B	13.11%	(34.02)%	(13.90)%	1.71%	27.16%
Ratios to Average Net Assets D
Expenses before expense reductions	2.91%	2.68%	2.47%	2.41%	2.60%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.96%	2.00%	2.04%	2.03%
Net investment income (loss)	(.86)%	(1.34)%	(.79)%	(.85)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,379	$ 1,758	$ 3,186	$ 2,763	$ 1,408
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 10.95	$ 13.77	$ 15.07	$ 11.72
Income from Investment Operations
Net investment income (loss) B	.01	(.03)	.02	.02	.01
Net realized and unrealized gain (loss)	1.03	(3.62)	(1.65)	.44	3.34
Total from investment operations	1.04	(3.65)	(1.63)	.46	3.35
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	-	(1.17)	(1.76)	-
Total distributions	-	-	(1.19)	(1.76)	-
Net asset value, end of period	$ 8.34	$ 7.30	$ 10.95	$ 13.77	$ 15.07
Total Return A	14.25%	(33.33)%	(13.09)%	2.68%	28.58%
Ratios to Average Net Assets C
Expenses before expense reductions	1.50%	1.39%	1.26%	1.21%	1.36%
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	.97%	.95%	1.00%	1.05%	1.03%
Net investment income (loss)	.14%	(.34)%	.21%	.14%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146	$ 300	$ 488	$ 615	$ 682
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,583,445	|
Unrealized depreciation	(872,027)
Net unrealized appreciation (depreciation)	1,711,418
Capital loss carryforward	(13,591,054)

Cost for federal income tax purposes	$ 22,823,228

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 9,850	$ 13	$ 940
Class T	.28%	.25%	46,778	90	2,376
Class B	.75%	.25%	66,990	50,290	-
Class C	.75%	.25%	19,037	3,088	-
			$ 142,655	$ 53,481	$ 3,316

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,697
Class T	5,685
Class B*	19,629
Class C*	231
$ 30,242

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 24,102.68
Class T	69,329.78
Class B	41,960.63
Class C	10,933.57
Institutional Class	299.17
	$ 146,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,962 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.30%	$ 34,187
Class T	1.55%	94,420
Class B	2.05%	60,854
Class C	2.05%	16,400
Institutional Class	1.05%	816
		$ 206,677

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 13,358
Class A	940	-
Class T	2,376	-
	$ 3,316	$ 13,358

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	146,369	257,233	$ 1,082,607	$ 2,498,674
Shares redeemed	(134,658)	(167,838)	(994,773)	(1,357,202)
Net increase (decrease)	11,711	89,395	$ 87,834	$ 1,141,472
Class T
Shares sold	335,511	331,611	$ 2,409,539	$ 2,867,806
Shares redeemed	(364,905)	(582,013)	(2,597,713)	(5,039,215)
Net increase (decrease)	(29,394)	(250,402)	$ (188,174)	$ (2,171,409)
Class B
Shares sold	214,593	148,404	$ 1,528,100	$ 1,365,038
Shares redeemed	(239,509)	(336,665)	(1,663,892)	(2,978,021)
Net increase (decrease)	(24,916)	(188,261)	$ (135,792)	$ (1,612,983)
Class C
Shares sold	117,587	86,773	$ 830,565	$ 776,259
Shares redeemed	(68,322)	(135,822)	(471,571)	(1,181,244)
Net increase (decrease)	49,265	(49,049)	$ 358,994	$ (404,985)
Institutional Class
Shares sold	855	-	$ 6,000	$ -
Shares redeemed	(24,396)	(3,510)	(163,799)	(38,392)
Net increase (decrease)	(23,541)	(3,510)	$ (157,799)	$ (38,392)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Strategic Growth Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2003

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Strategic Growth Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Strategic Growth Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Fidelity Advisor Strategic Growth Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Strategic Growth Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ATQG-UANN-0104
1.786699.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Institutional Class

Annual Report

November 30, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2003	Past 1 year	Past 5 years	Life of fund A
Institutional Class	14.25%	-2.66%	0.88%

A From December 31, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 1000® Growth Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

A healthier economy translated into improved equity market performance for the year ending November 30, 2003. Early signals of an economic recovery were seen when growth in gross domestic product (GDP) surprised on the upside in the first and second quarters of 2003. The Federal Reserve Board added further fuel in June by dropping interest rates to a 45-year low. Federal tax cuts and credits, as well as a boom in mortgage refinancing, put even more discretionary income in consumers' pockets. In the third quarter, GDP growth, propelled by robust consumer and business spending, grew 8.2%, its highest level since 1984. Consumer spending had its strongest third quarter since 1997, while corporate profits had their best showing since 1992. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999 and were poised to end their three-year losing streak. For the year ending November 30, 2003, the Standard & Poor's 500SM Index gained 15.09%, the Dow Jones Industrial AverageSM returned 12.47% and the NASDAQ Composite® Index advanced 33.23%.

For the 12 months that ended November 30, 2003, the fund's Institutional Class shares gained 14.25%. By comparison, the Russell® 1000 Growth Index gained 16.75% and the LipperSM Growth Funds Average was up 17.56%. The fund was hurt by poor stock selection in the technology sector early in the period, as well as owning higher-quality growth stocks during a rally led by lower-quality companies. During the past 12 months, the fund benefited from electronic contract manufacturers such as Sanmina-SCI and its holdings in Flextronics International. Both stocks benefited from expectations for a continued upturn in the tech sector. Also performing well were semiconductor stocks, including LTX, which bounced back from a very tough business environment. On the negative side, the fund owned a number of drug stocks, including Schering-Plough, Merck and Wyeth. As I was investing in these names, the market began favoring technology and other cyclical stocks. Drug companies and other defensive stocks lagged these faster-growing alternatives. As I noted above, the fund also was hurt by some tech holdings very early in the period, including video game maker Activision, which did poorly after reporting weak sales in late 2002.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.9	4.3
Pfizer, Inc.	4.4	4.4
General Electric Co.	3.9	3.9
Johnson & Johnson	3.6	3.9
Flextronics International Ltd.	3.0	0.0
Solectron Corp.	2.1	0.3
Sanmina-SCI Corp.	1.7	0.0
The Coca-Cola Co.	1.7	1.9
Best Buy Co., Inc.	1.7	0.4
Home Depot, Inc.	1.6	0.0
	28.6
Top Five Market Sectors as of November 30, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.9	25.1
Health Care	25.1	28.9
Consumer Discretionary	11.9	11.1
Financials	7.8	9.8
Materials	5.8	3.9
Asset Allocation (% of fund's net assets)
As of November 30, 2003 *		As of May 31, 2003 **
	Stocks 97.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	7.7%	** Foreign investments	4.1%

Annual Report

Investments November 30, 2003

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.5%
Harley-Davidson, Inc.	2,700	$ 127,359
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	4,000	130,240
Krispy Kreme Doughnuts, Inc. (a)	1,800	74,466
Wendy's International, Inc.	3,600	139,788
		344,494
Household Durables - 0.3%
Jarden Corp. (a)	2,400	64,920
Media - 4.7%
Clear Channel Communications, Inc.	3,400	142,154
Comcast Corp. Class A (a)	2,100	65,898
EchoStar Communications Corp. Class A (a)	5,500	189,640
Fox Entertainment Group, Inc. Class A (a)	2,400	68,520
General Motors Corp. Class H (a)	6,800	112,880
Lamar Advertising Co. Class A (a)	3,200	112,640
Time Warner, Inc. (a)	8,200	133,496
Viacom, Inc. Class B (non-vtg.)	8,200	322,424
		1,147,652
Multiline Retail - 0.6%
Kohl's Corp. (a)	2,900	140,128
Specialty Retail - 4.1%
Best Buy Co., Inc.	6,400	396,800
Home Depot, Inc.	10,600	389,656
Shoe Carnival, Inc. (a)	4,000	72,320
Weight Watchers International, Inc. (a)	3,300	121,902
		980,678
Textiles Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	1,200	80,700
TOTAL CONSUMER DISCRETIONARY		2,885,931
CONSUMER STAPLES - 5.4%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	2,400	124,368
The Coca-Cola Co.	8,600	399,900
		524,268
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	3,600	$ 200,304
Walgreen Co.	3,200	117,792
		318,096
Household Products - 1.5%
Colgate-Palmolive Co.	2,800	147,000
Procter & Gamble Co.	2,400	230,976
		377,976
Personal Products - 0.4%
Gillette Co.	2,830	95,456
TOTAL CONSUMER STAPLES		1,315,796
ENERGY - 3.2%
Energy Equipment & Services - 2.9%
BJ Services Co. (a)	7,200	229,608
Grant Prideco, Inc. (a)	9,600	111,840
Nabors Industries Ltd. (a)	5,200	193,024
Pride International, Inc. (a)	11,200	178,640
		713,112
Oil & Gas - 0.3%
Murphy Oil Corp.	1,200	71,916
TOTAL ENERGY		785,028
FINANCIALS - 7.8%
Capital Markets - 1.4%
Bank of New York Co., Inc.	3,900	119,652
Morgan Stanley	4,000	221,120
		340,772
Commercial Banks - 0.3%
Fifth Third Bancorp	1,200	69,756
Consumer Finance - 0.2%
MBNA Corp.	2,400	58,848
Diversified Financial Services - 1.5%
Citigroup, Inc.	7,800	366,912
Insurance - 1.4%
American International Group, Inc.	5,600	324,520
Thrifts & Mortgage Finance - 3.0%
Fannie Mae	3,600	252,000
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Golden West Financial Corp., Delaware	1,200	$ 121,080
New York Community Bancorp, Inc.	600	23,310
Sovereign Bancorp, Inc.	13,900	314,974
		711,364
TOTAL FINANCIALS		1,872,172
HEALTH CARE - 25.1%
Biotechnology - 6.5%
Alkermes, Inc. (a)	17,900	234,132
Amgen, Inc. (a)	5,000	287,550
Cephalon, Inc. (a)	6,200	291,338
Charles River Laboratories International, Inc. (a)	3,800	123,310
Genentech, Inc. (a)	2,400	202,320
Harvard Bioscience, Inc. (a)	18,000	129,600
Neurocrine Biosciences, Inc. (a)	3,100	163,773
Protein Design Labs, Inc. (a)	4,900	67,914
Regeneron Pharmaceuticals, Inc. (a)	4,893	63,022
		1,562,959
Health Care Equipment & Supplies - 2.6%
Baxter International, Inc.	2,900	80,678
Fisher Scientific International, Inc. (a)	2,400	96,648
Medtronic, Inc.	6,200	280,240
St. Jude Medical, Inc. (a)	2,800	177,352
		634,918
Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	1,200	73,368
UnitedHealth Group, Inc.	2,360	127,204
		200,572
Pharmaceuticals - 15.2%
Abbott Laboratories	6,800	300,560
Eli Lilly & Co.	4,400	301,664
Forest Laboratories, Inc. (a)	3,100	169,384
IVAX Corp. (a)	3,200	68,640
Johnson & Johnson	17,460	860,603
Merck & Co., Inc.	8,500	345,100
Novartis AG sponsored ADR	2,800	118,160
Pfizer, Inc.	31,920	1,070,916
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	8,300	$ 133,215
Wyeth	7,600	299,440
		3,667,682
TOTAL HEALTH CARE		6,066,131
INDUSTRIALS - 5.6%
Commercial Services & Supplies - 0.5%
Central Parking Corp.	4,000	55,800
Republic Services, Inc.	2,800	71,260
		127,060
Construction & Engineering - 0.2%
Granite Construction, Inc.	2,400	52,920
Electrical Equipment - 0.5%
Byd Co. Ltd. (H Shares)	43,000	121,524
Industrial Conglomerates - 4.4%
3M Co.	1,400	110,656
General Electric Co.	32,600	934,642
		1,045,298
TOTAL INDUSTRIALS		1,346,802
INFORMATION TECHNOLOGY - 32.9%
Communications Equipment - 1.2%
Comverse Technology, Inc. (a)	4,000	76,920
Telefonaktiebolaget LM Ericsson ADR (a)	12,800	207,872
		284,792
Computers & Peripherals - 2.8%
Applied Films Corp. (a)	3,500	116,165
Dell, Inc. (a)	8,800	303,600
Seagate Technology	6,300	124,425
UNOVA, Inc. (a)	5,200	124,384
		668,574
Electronic Equipment & Instruments - 10.4%
AU Optronics Corp. sponsored ADR	5,300	64,395
Checkpoint Systems, Inc. (a)	4,000	77,400
Flextronics International Ltd. (a)	45,200	724,556
Ingram Micro, Inc. Class A (a)	4,000	58,320
Jabil Circuit, Inc. (a)	4,500	123,795
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Photon Dynamics, Inc. (a)	4,400	$ 179,564
Sanmina-SCI Corp. (a)	34,400	419,336
Solectron Corp. (a)	87,300	510,705
Veeco Instruments, Inc. (a)	3,400	100,300
Vishay Intertechnology, Inc. (a)	12,520	263,045
		2,521,416
IT Services - 1.0%
First Data Corp.	3,300	124,905
National Processing, Inc. (a)	2,400	58,200
The BISYS Group, Inc. (a)	4,000	59,680
		242,785
Semiconductors & Semiconductor Equipment - 10.7%
Applied Materials, Inc. (a)	14,000	340,200
ASML Holding NV (NY Shares) (a)	11,500	216,430
Asyst Technologies, Inc. (a)	7,200	131,400
Atmel Corp. (a)	28,000	188,440
Fairchild Semiconductor International, Inc. (a)	8,200	213,200
Integrated Circuit Systems, Inc. (a)	3,800	113,050
Intersil Corp. Class A	11,800	311,638
KLA-Tencor Corp. (a)	3,200	187,552
Lam Research Corp. (a)	1,600	51,200
LTX Corp. (a)	14,600	243,528
Novellus Systems, Inc. (a)	1,100	48,136
Silicon Image, Inc. (a)	30,407	225,012
Teradyne, Inc. (a)	12,000	302,040
		2,571,826
Software - 6.8%
BEA Systems, Inc. (a)	8,600	109,220
Manhattan Associates, Inc. (a)	2,200	66,946
Microsoft Corp.	46,000	1,182,200
Network Associates, Inc. (a)	14,700	196,833
Sonic Solutions, Inc. (a)	4,600	86,802
		1,642,001
TOTAL INFORMATION TECHNOLOGY		7,931,394
MATERIALS - 5.8%
Chemicals - 2.7%
Dow Chemical Co.	6,800	255,340
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Ferro Corp.	4,600	$ 104,420
Nitto Denko Corp.	3,400	171,700
Olin Corp.	6,400	116,544
		648,004
Containers & Packaging - 1.5%
Pactiv Corp. (a)	15,600	350,064
Metals & Mining - 0.9%
Alcan, Inc.	2,000	84,906
Alcoa, Inc.	4,000	131,240
		216,146
Paper & Forest Products - 0.7%
Bowater, Inc.	4,400	179,960
TOTAL MATERIALS		1,394,174
TOTAL COMMON STOCKS (Cost $21,809,312)		23,597,428
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 1.09% (b)	875,968	875,968
Fidelity Securities Lending Cash Central Fund, 1.11% (b)	61,250	61,250
TOTAL MONEY MARKET FUNDS (Cost $937,218)		937,218
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $22,746,530)		24,534,646
NET OTHER ASSETS - (1.6)%		(394,167)
NET ASSETS - 100%		$ 24,140,479
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $38,828,255 and $38,863,343, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,615 for the period.
Income Tax Information

At November 30, 2003, the fund had a capital loss carryforward of approximately $13,591,000 of which $5,718,000, $5,708,000 and $2,165,000 will expire on November 30, 2009, 2010 and 2011, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2004 approximately $126,000 of losses recognized during the period November 1, 2003 to November 30, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2003

Assets
Investment in securities, at value (including securities loaned of $60,750) (cost $22,746,530) - See accompanying schedule		$ 24,534,646
Receivable for investments sold		851,194
Receivable for fund shares sold		29,648
Dividends receivable		19,281
Interest receivable		591
Prepaid expenses		109
Receivable from investment adviser for expense reductions		24,984
Other receivables		4,952
Total assets		25,465,405

Liabilities
Payable for investments purchased	$ 1,154,849
Payable for fund shares redeemed	39,387
Accrued management fee	11,572
Distribution fees payable	13,181
Other affiliated payables	16,937
Other payables and accrued expenses	27,750
Collateral on securities loaned, at value	61,250
Total liabilities		1,324,926

Net Assets		$ 24,140,479
Net Assets consist of:
Paid in capital		$ 36,146,457
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,794,139)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,788,161
Net Assets		$ 24,140,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,075,940 ÷ 492,333 shares)	$ 8.28

Maximum offering price per share (100/94.25 of $8.28)	$ 8.79
Class T: Net Asset Value and redemption price per share ($9,905,249 ÷ 1,213,374 shares)	$ 8.16

Maximum offering price per share (100/96.50 of $8.16)	$ 8.46
Class B: Net Asset Value and offering price per share ($7,634,125 ÷ 956,971 shares) A	$ 7.98

Class C: Net Asset Value and offering price per share ($2,379,380 ÷ 299,648 shares) A	$ 7.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($145,785 ÷ 17,476 shares)	$ 8.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2003

Investment Income
Dividends		$ 226,494
Interest		7,994
Security lending		962
Total income		235,450

Expenses
Management fee	$ 123,491
Transfer agent fees	146,623
Distribution fees	142,655
Accounting and security lending fees	61,443
Non-interested trustees' compensation	87
Custodian fees and expenses	8,119
Registration fees	57,085
Audit	30,739
Legal	1,868
Miscellaneous	358
Total expenses before reductions	572,468
Expense reductions	(223,351)	349,117
Net investment income (loss)		(113,667)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(183,127)
Foreign currency transactions	(599)
Total net realized gain (loss)		(183,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,078,950
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		3,078,995
Net gain (loss)		2,895,269
Net increase (decrease) in net assets resulting from operations		$ 2,781,602

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2003	Year ended November 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (113,667)	$ (295,465)
Net realized gain (loss)	(183,726)	(7,469,525)
Change in net unrealized appreciation (depreciation)	3,078,995	(4,351,519)
Net increase (decrease) in net assets resulting from operations	2,781,602	(12,116,509)
Share transactions - net increase (decrease)	(34,937)	(3,086,297)
Total increase (decrease) in net assets	2,746,665	(15,202,806)

Net Assets
Beginning of period	21,393,814	36,596,620
End of period	$ 24,140,479	$ 21,393,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 10.92	$ 13.71	$ 15.01	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.01)	(.05)	(.01)	(.02)	(.02)
Net realized and unrealized gain (loss)	1.03	(3.61)	(1.62)	.44	3.32
Total from investment operations	1.02	(3.66)	(1.63)	.42	3.30
Distributions from net realized gain	-	-	(1.16)	(1.72)	-
Net asset value, end of period	$ 8.28	$ 7.26	$ 10.92	$ 13.71	$ 15.01
Total Return A,B	14.05%	(33.52)%	(13.13)%	2.40%	28.18%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	2.03%	1.70%	1.61%	1.72%
Expenses net of voluntary waivers, if any	1.33%	1.32%	1.30%	1.30%	1.30%
Expenses net of all reductions	1.25%	1.23%	1.26%	1.30%	1.28%
Net investment income (loss)	(.14)%	(.62)%	(.05)%	(.10)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,076	$ 3,491	$ 4,271	$ 4,925	$ 3,846
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 10.83	$ 13.62	$ 14.93	$ 11.68
Income from Investment Operations
Net investment income (loss) C	(.03)	(.08)	(.03)	(.05)	(.06)
Net realized and unrealized gain (loss)	1.01	(3.57)	(1.64)	.42	3.31
Total from investment operations	.98	(3.65)	(1.67)	.37	3.25
Distributions from net realized gain	-	-	(1.12)	(1.68)	-
Net asset value, end of period	$ 8.16	$ 7.18	$ 10.83	$ 13.62	$ 14.93
Total Return A,B	13.65%	(33.70)%	(13.49)%	2.06%	27.83%
Ratios to Average Net Assets D
Expenses before expense reductions	2.64%	2.37%	2.10%	1.88%	1.94%
Expenses net of voluntary waivers, if any	1.58%	1.57%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.50%	1.48%	1.50%	1.54%	1.53%
Net investment income (loss)	(.39)%	(.86)%	(.29)%	(.35)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,905	$ 8,925	$ 16,165	$ 19,047	$ 15,989
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 10.67	$ 13.44	$ 14.76	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.09)	(.13)	(.12)
Net realized and unrealized gain (loss)	.99	(3.50)	(1.63)	.43	3.28
Total from investment operations	.93	(3.62)	(1.72)	.30	3.16
Distributions from net realized gain	-	-	(1.05)	(1.62)	-
Net asset value, end of period	$ 7.98	$ 7.05	$ 10.67	$ 13.44	$ 14.76
Total Return A,B	13.19%	(33.93)%	(14.00)%	1.58%	27.24%
Ratios to Average Net Assets D
Expenses before expense reductions	2.96%	2.70%	2.44%	2.33%	2.41%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.96%	2.01%	2.05%	2.03%
Net investment income (loss)	(.86)%	(1.34)%	(.80)%	(.85)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,634	$ 6,921	$ 12,487	$ 15,682	$ 13,056
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 10.64	$ 13.41	$ 14.75	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.09)	(.13)	(.12)
Net realized and unrealized gain (loss)	.98	(3.50)	(1.61)	.45	3.27
Total from investment operations	.92	(3.62)	(1.70)	.32	3.15
Distributions from net realized gain	-	-	(1.07)	(1.66)	-
Net asset value, end of period	$ 7.94	$ 7.02	$ 10.64	$ 13.41	$ 14.75
Total Return A,B	13.11%	(34.02)%	(13.90)%	1.71%	27.16%
Ratios to Average Net Assets D
Expenses before expense reductions	2.91%	2.68%	2.47%	2.41%	2.60%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	1.96%	2.00%	2.04%	2.03%
Net investment income (loss)	(.86)%	(1.34)%	(.79)%	(.85)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,379	$ 1,758	$ 3,186	$ 2,763	$ 1,408
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 10.95	$ 13.77	$ 15.07	$ 11.72
Income from Investment Operations
Net investment income (loss) B	.01	(.03)	.02	.02	.01
Net realized and unrealized gain (loss)	1.03	(3.62)	(1.65)	.44	3.34
Total from investment operations	1.04	(3.65)	(1.63)	.46	3.35
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	-	(1.17)	(1.76)	-
Total distributions	-	-	(1.19)	(1.76)	-
Net asset value, end of period	$ 8.34	$ 7.30	$ 10.95	$ 13.77	$ 15.07
Total Return A	14.25%	(33.33)%	(13.09)%	2.68%	28.58%
Ratios to Average Net Assets C
Expenses before expense reductions	1.50%	1.39%	1.26%	1.21%	1.36%
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	.97%	.95%	1.00%	1.05%	1.03%
Net investment income (loss)	.14%	(.34)%	.21%	.14%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146	$ 300	$ 488	$ 615	$ 682
Portfolio turnover rate	188%	241%	334%	102%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2003

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,583,445	|
Unrealized depreciation	(872,027)
Net unrealized appreciation (depreciation)	1,711,418
Capital loss carryforward	(13,591,054)

Cost for federal income tax purposes	$ 22,823,228

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.03%	.25%	$ 9,850	$ 13	$ 940
Class T	.28%	.25%	46,778	90	2,376
Class B	.75%	.25%	66,990	50,290	-
Class C	.75%	.25%	19,037	3,088	-
			$ 142,655	$ 53,481	$ 3,316

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,697
Class T	5,685
Class B*	19,629
Class C*	231
$ 30,242

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 24,102.68
Class T	69,329.78
Class B	41,960.63
Class C	10,933.57
Institutional Class	299.17
	$ 146,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,962 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.30%	$ 34,187
Class T	1.55%	94,420
Class B	2.05%	60,854
Class C	2.05%	16,400
Institutional Class	1.05%	816
		$ 206,677

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 13,358
Class A	940	-
Class T	2,376	-
	$ 3,316	$ 13,358

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2003	2002	2003	2002
Class A
Shares sold	146,369	257,233	$ 1,082,607	$ 2,498,674
Shares redeemed	(134,658)	(167,838)	(994,773)	(1,357,202)
Net increase (decrease)	11,711	89,395	$ 87,834	$ 1,141,472
Class T
Shares sold	335,511	331,611	$ 2,409,539	$ 2,867,806
Shares redeemed	(364,905)	(582,013)	(2,597,713)	(5,039,215)
Net increase (decrease)	(29,394)	(250,402)	$ (188,174)	$ (2,171,409)
Class B
Shares sold	214,593	148,404	$ 1,528,100	$ 1,365,038
Shares redeemed	(239,509)	(336,665)	(1,663,892)	(2,978,021)
Net increase (decrease)	(24,916)	(188,261)	$ (135,792)	$ (1,612,983)
Class C
Shares sold	117,587	86,773	$ 830,565	$ 776,259
Shares redeemed	(68,322)	(135,822)	(471,571)	(1,181,244)
Net increase (decrease)	49,265	(49,049)	$ 358,994	$ (404,985)
Institutional Class
Shares sold	855	-	$ 6,000	$ -
Shares redeemed	(24,396)	(3,510)	(163,799)	(38,392)
Net increase (decrease)	(23,541)	(3,510)	$ (157,799)	$ (38,392)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Strategic Growth Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2003

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Strategic Growth Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Strategic Growth Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Fidelity Advisor Strategic Growth Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Strategic Growth Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ATQGI-UANN-0104
1.786700.100

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, November 30, 2003, Fidelity Advisor Series I has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Fidelity Advisor Series I has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Advisor Series I's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	January 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	January 26, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	January 23, 2004